UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-07572

Principal Funds, Inc.

(Exact name of registrant as specified in charter)

659 9th Street, Des Moines, IA 50309
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, 655 9th Street, Des Moines, IA 50309 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	August 31, 2015
Date of reporting period:	August 31, 2015

ITEM 1 – REPORT TO STOCKHOLDERS

PRINCIPAL FUNDS

Institutional, J & R Share Classes

Annual Report

August 31, 2015

Economic & Financial Market Review	1
Important Fund Information	2
Blue Chip Fund	3
Bond Market Index Fund	4
Credit Opportunities Explorer Fund	5
Diversified Real Asset Fund	6
Dynamic High Yield Explorer Fund	7
Global Multi-Strategy Fund	8
Global Opportunities Fund	9
International Equity Index Fund	10
International Small Company Fund	11
Opportunistic Municipal Fund	12
Origin Emerging Markets Fund	13
Preferred Securities Fund	14
Real Estate Allocation Fund	15
Real Estate Debt Income Fund	16
Small-MidCap Dividend Income Fund	17
Financial Statements	18
Notes to Financial Statements	44
Schedules of Investments	71
Financial Highlights (Includes performance information)	180
Report of Independent Registered Public Accounting Firm	194
Shareholder Expense Example	195
Supplemental Information	197

Economic & Financial Market Review

Despite market volatility, economic data continues to be consistent. At the end of August, equity prices plunged, oil prices were near an 11-year low, interest rates were whip-sawing, the drop in China’s currency was the lowest in 20 years, and other emerging market currencies continued to plunge further.1 However, previously reported weakness and confusion in China and emerging markets, sturdy growth in the United States, ongoing modest recovery in Europe, and worry and hesitation among central bankers remained unchanged.

China and the emerging markets continue to suffer. After more than a decade of economic growth, soaring profits, surging demand, and high commodity prices, companies that took on excess debt are suffering from sensational profit losses as the result of decreased pricing power and fast-rising wages.

Although a widespread crisis in emerging markets has been forestalled due to progress in developed countries—room for easier monetary policy and large foreign exchange reserves in emerging markets, and softer rhetoric by G-4 central bankers—business surveys are weak, losses are mounting, and tighter credit has been a drag on growth. Saudi Arabia is expected to have a huge fiscal deficit and is already cutting expenditures. Russia and Brazil are suffering severe recessions.

August data showed the U.S. economy continues to rebound from the effects of rotten weather, West Coast dock strikes, and a stronger dollar. The revision to second-quarter U.S. gross domestic product (GDP) was raised to a surging 3.7 percent from a tepid 2.3 percent. Durable goods orders and shipments also bounced back in July with sizeable positive revisions to June.2 Job growth has been excellent, layoffs are at multi-decade lows, consumer confidence is building, auto sales are remarkable, and housing activity is robust. Total U.S. exports to all destinations amount to about 13 percent of GDP, lower than for Japan and Germany; however, exports to developing countries are small, about a third of that total, with China being less than 1 percent of GDP, minimizing the direct impact from emerging markets.3

Messages regarding when the Federal Open Market Committee (FOMC) will raise rates continues to be mixed. The Federal Reserve (Fed) officials have signaled for months they intended to raise rates this year, but the recent equity turmoil revived fears of a global recession, and a renewed plunge in commodity prices may have amplified the Fed’s timidity about raising rates. Other central bankers weighed in with suggestions for more easing—the European Central Bank (ECB) could increase its bond purchases, the Bank of Japan could follow suit, and China pledged to stabilize its exchange rate. All of this occurred after the Fed spent months preparing markets for its initial move.

[1]	Factset
[2]	U.S. Department of Commerce, Bureau of Economic Analysis.
[3]	Bureau of Labor Statistics, Bureau of Economic Analysis.

Important Fund Information

The following information applies to all funds shown in the annual report:

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each fund, the illustration is based on performance of the institutional share class.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class J shares: contingent deferred sales charge of 1% on redemptions made during the first 18 months. Institutional and Class R Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Blue Chip Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* June 14, 2012 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	1-Year	Since Inception	Inception Date
Institutional Shares	6.46%	16.38%	6/14/12

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Valeant Pharmaceuticals, which has franchises in eye care, dermatology and branded generics, contributed as the market reacted favorably to the company's strong quarterly results and its announced acquisition of Salix Pharmaceuticals, a firm specializing in drugs for gastrointestinal issues. Allocation to Starbucks contributed over the last twelve months, reflecting improved sentiment from lower coffee prices, meaningful same-store sales gains, and confidence in its mobile app. Allocation to Walgreen stock contributed as a result of some of the benefits of the Alliance Boots acquisition becoming more noticeable to investors. Allocation to Discovery Communications, which owns an extensive library of non-fiction content, aired domestically and in over 210 countries, detracted due to an overall concern regarding the health of the domestic pay-tv advertising market, lower ratings and international investments. Allocation to Apache Corporation, an energy company involved in the exploration and production of oil and natural gas, detracted as a result of the fall in the price of Brent crude oil. Allocation to QUALCOMM, a leader in communications chip technology and a patent licensing business, detracted due to concerns about China, from which QUALCOMM derives nearly half its revenue, weighed on investor sentiment.

Bond Market Index Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Mellon Capital Management Corporation

Value of a $10,000 Investment* December 30, 2009 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
						Extended
				Since	Inception	Performance
		1-Year	5-Year
				Inception	Date	Inception
						Date
Class J Shares	Excluding Sales Charge	0.60%	2.04%	2.89%	3/16/10	12/30/09
	Including Sales Charge	-0.39%	2.04%	2.89%
Institutional Shares		2.26%	2.84%	3.75%	12/30/09	-
R-1 Shares		0.25%	1.72%	2.65%	12/30/09	-
R-2 Shares		0.32%	1.85%	2.78%	12/30/09	-
R-3 Shares		0.47%	2.03%	2.96%	12/30/09	-
R-4 Shares		0.79%	2.25%	3.17%	12/30/09	-
R-5 Shares		0.87%	2.36%	3.29%	12/30/09	-

What contributed to or detracted from Fund performance during the fiscal year?

Despite a fall in the third quarter, the U.S. bond market produced gains over the past year, led by long-dated Treasury bonds. A measured tapering of the Federal Reserve's (the Fed) quantitative easing program, the Fed's promise to keep interest rates low for a considerable period, and muted inflation expectations helped bond prices rise. The Barclays Aggregate Bond Index rose for the year. On an absolute basis, the long-dated Treasury sector was the best performer. Sharply declining longer-term Treasury yields helped longer maturities outperform, while higher quality bonds outperformed lower quality bonds. Excess returns vs duration neutral Treasuries contributed for asset-backed securities. Allocation to long corporate bonds detracted and, within the corporate sector, long industrial bonds also detracted. On a relative basis, corporate spreads widened as they underperformed duration-neutral Treasuries. The long corporate sector underperformed duration neutral Treasuries. Within the corporate sector, industrials and utilities both underperformed Treasuries.

Credit Opportunities Explorer Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* September 10, 2014 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	Since Inception	Inception Date
Institutional Shares	-2.64%	9/10/14

What contributed to or detracted from Fund performance during the fiscal year?

Positive security selection contributed to performance, driven by selection within below investment grade corporate bonds. Security selection in investment grade corporate bonds also offset negative sector allocation for this sector. The out-of-index allocation to commercial mortgage-backed securities (CMBS) contributed to sector allocation. The portfolio underperformed the Barclays Global Aggregate Corporate index driven by negative sector allocation and duration positioning. Negative sector allocation was led by allocation to below investment grade corporate bonds. Short duration positioning detracted from performance as interest rates have fallen since inception. The macro volatility hedges have also been a slight detractor since inception.

Diversified Real Asset Fund

Investment Advisor: Principal Management Corporation

     Sub-Advisors: BlackRock Financial Management, Inc.; Brookfield Investment Management, Inc.; Credit Suisse Asset Management, LLC; Fischer Francis Trees & Watts, Inc.; Jennison Associates, LLC; Macquarie Capital Invesment Management, LLC; Pictet Asset Management SA; Principal Real Estate Investors, LLC; Symphony Asset Management, LLC; Tortoise Capital Advisors, LLC

Value of a $10,000 Investment* March 16, 2010 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
					Extended
	1-Year	5-Year	Since Inception	Inception Date	Performance
					Inception Date
Institutional Shares	-12.98%	4.49%	4.40%	3/16/10	-
R-6 Shares	-12.99%	4.48%	4.39%	12/31/14	3/16/10

What contributed to or detracted from Fund performance during the fiscal year?

An allocation to floating rate notes contributed the most to absolute returns and index relative performance. Security selection within the floating rate sleeve (sub-advised by Symphony Asset Management, LLC), notably a high quality bias with minimal energy exposure and an emphasis on the most liquid securities within the universe, contributed. Underweight to commodities (sub-advised Credit Suisse Asset Management, LLC), which was implemented through the use of commondity-linked note derivatives, boosted index relative returns as the asset class suffered amidst concerns on slowing demand, stemming in part from decelerating growth in China and excess supply in crude oil. Security selection within real estate investment trusts (REITs) (sub-advised by Principal Real Estate Investors, LLC) contributed, led by an overweight to office REITS based in the U.K. and overweights to and security selection within self-storage and apartments. An allocation to master limited partnerships (MLPs) (sub-advised by Tortoise Capital Advisors, LLC) detracted the most from index relative results as investors grappled with the low price of crude oil and its implications for the growth potential of MLPs. From an absolute return perspective, allocation to commodities detracted. Allocation to infrastructure equities (sub-advised by Brookfield Investment Management, Inc. and Macquarie Capital Investment Management, LLC) detracted. Security selection within the sleeves was a further hindrance due to a significant overweight to energy infrastructure, especially at the expense of exposure to the strong-performing electric transmission and distribution segment.

Dynamic High Yield Explorer Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* September 10, 2014 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	Since Inception	Inception Date
Institutional Shares	-1.72%	9/10/14

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Chaparral Energy Inc. bonds contributed as investor sentiment and oil prices improved and the company also received covenant relief on their revolver (balance carried month to month). Carustar Industries, Inc. contributed due to the acquisition of The Newark Group in February and attractive loan pricing, both which have supported performance of the outstanding securities over the period. Barclays Bank PLC contributed as it provided an attractive carry (borrowing currency with low interest rate and converting it to currency with higher interest rate) vs. the index and is supported by a strong fundamental position. Allocation to Drillships Financing Holding detracted due to volatile crude oil prices, growth concerns in China and equity market volatility. Allocation to Ocean Rig detracted due to longer term concerns over oil prices. Allocation to Newpage Corp. detracted due to weak industry fundamentals, soft financial performance, elevated leverage and tightening liquidity weighing on the Company's capital structure. Allocation to Seadrill Partners LLC detracted driven by concerns related to deep water drilling, excess capacity that still exists, concerns over China, and oil prices.

Global Multi-Strategy Fund

Investment Advisor: Principal Management Corporation

Sub-Advisors: AQR Capital Management, LLC; Cliffwater, LLC; CHN Partners, LLC; Finisterre Capital, LLP; Graham Capital Management, LP; Loomis, Sayles & Company, LP; Los Angeles Capital Management and Equity Research, Inc.; Wellington Management Company, LLP; York Registered Holdings, LP

Value of a $10,000 Investment* October 24, 2011 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	1-Year	Since Inception	Inception Date
Institutional Shares	1.16%	3.80%	10/24/11

What contributed to or detracted from Fund performance during the fiscal year?

The global macro systematic sleeve (sub-advised by Graham Capital Management, LP) contributed the most to absolute returns. Long U.S. dollar positions contributed as well as long positions in long-term and intermediate global interest rates and equities. All of the aforementioned positions are achieved through the use of derivatives, including currency forward and interest rate and equity market futures. The equity long/short sleeves (sub-advised by Los Angeles Capital Management and Equity Research, Inc. and Wellington Management Company, LLP) boosted results. Exposure to Japan's absolute return was particularly beneficial, as was the U.S. equity strategy, due in part to favorable results within the consumer discretionary and health care sectors. Fundamental factor biases also contributed. A tilt toward higher quality stocks boosted the multi-strategy sleeve (sub-advised by AQR Capital Management, LLC). Solid gains in dedicated short bias, equity market neutral, and managed futures contributed. Allocation to event-driven equities detracted as a result of equity market volatility, muted credit opportunities, large merger and acquisition deal breaks, and the sell-off in energy-related equities and credits. Exposure to long/short emerging market debt was a further hindrance as this asset class struggled due to the downgrade in growth expectations for the emerging markets and investor concern about the willingness and ability of these developing nations to pay their debts.

Global Opportunities Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 28, 2012 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	1-Year	Since Inception	Inception Date
Institutional Shares	-3.72%	9.86%	12/28/12

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Kroger contributed as a result of same store sales growth outpacing expectations while gross margins have gradually improved, driven by cost control and a better fuel market. Allocation to Google Inc. contributed due to strong results highlighted by organic growth acceleration, paid clicks acceleration, cost per click acceleration, and operating margin expansion, among other things. Allocation to Cheung Kong and Hutchison contributed due to the announcement of a reorganization proposal for two new listed entities consisting of CKH Holding, which takes over all non-property related businesses, and CK Property, which combines the property businesses of Cheung Kong and Hutchison. Allocation to Denbury Resources detracted due to higher production costs than conventional production and slow production response to increased activity. Allocation to Statoil detracted as it has seen recent underperformance stemming from the significant downturn in oil prices as a result of weaker global growth, a strengthening dollar, and OPEC's recent decision to not cut supply production for now. Allocation to Zhen Ding Technology's detracted.

International Equity Index Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 30, 2009 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares	-7.90%	6.64%	4.09%	12/30/09
R-1 Shares	-8.68%	5.70%	3.18%	12/30/09
R-2 Shares	-8.58%	5.83%	3.29%	12/30/09
R-3 Shares	-8.45%	6.02%	3.50%	12/30/09
R-4 Shares	-8.32%	6.23%	3.69%	12/30/09
R-5 Shares	-8.18%	6.38%	3.82%	12/30/09

What contributed to or detracted from Fund performance during the fiscal year?

Principal International Equity Index was in line with the MSCI EAFE index. The healthcare and telecommunication services sectors both contributed to returns. MEIJI Holdings Co., Ltd., the holding company established by reorganization of Meiji Seika Pharma & Meiji Corp., contributed to performance. Other top contributors were Nintendo Co., Ltd. and Fresenius SE & Co KGaA, which is a global health care group with products and services for dialysis, the hospital, and the medical care of patients at home. The materials and energy sectors were the weakest performers during the period. Anglo American PLC, a global mining company with mining operations in Africa, Europe, North and South America, Asia, and Australia, detracted. Other top individual detractors included SJM Holdings Limited (offers amusement and recreation services) and Statoil ASA (explores for, produces, transports, refines, and trades oil and natural gas).

International Small Company Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* June 11, 2014 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
				Extended Performance
	1-Year	Since Inception	Inception Date
				Inception Date

Institutional Shares	-2.02%	-3.00%	12/31/14	6/11/14

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Kaken Pharmaceutical, a Japanese specialty drug maker, contributed due to stronger than expected sales from its nail fungus drug in both U.S. and Japanese markets. Allocation to Concordia Healthcare, a Canadian pharmaceutical company, contributed due to strong performance after making a substantially accretive acquisition. Allocation to Leonteq, a Swiss financial services company, contributed as growth expectations rose after signing up a new distribution partner. Bankers Petroleum, a Canadian oil exploration and production company, detracted due to the sharp decline in oil prices during the past year. RMP Energy, a Canadian oil exploration and production company, detracted due to the sharp decline in oil prices and production that yielded more gas than oil. G8 Education, a childcare and education provider in Australia, detracted due to rising concerns over the integration of recent acquisitions and rising interest charges.

Opportunistic Municipal Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* June 14, 2012 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
				Extended Performance
	1-Year	Since Inception	Inception Date
				Inception Date

Institutional Shares	5.30%	4.89%	3/10/15	6/14/12

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to issuer default ratings in finance companies and projects contributed to performance. Tobacco credits, especially in California also contributed. Inverse floater (debt whose coupon rate has an inverse relationship to a benchmark rate) holdings were another contributor. Allocation to longer-dated healthcare holdings detracted from performance. Exposure to the Chicago Board of Education detracted. Alaska Housing credits also detracted from performance.

Origin Emerging Markets Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Origin Asset Management. LLP

Value of a $10,000 Investment* January 23, 2015 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	Since Inception	Inception Date
Institutional Shares	-15.80%	1/23/15
R-6 Shares	-15.80%	1/23/15

What contributed to or detracted from Fund performance during the fiscal year?

Focus on strong relative earnings revisions was the most significant contributor to relative performance given the very wide gap between winners and losers. Stock selection within the technology sector contributed. Allocation to Taiwanese hardware companies contributed, as did allocation to some Chinese internet related companies. Stock selection within the materials sector, despite the sector's relative weakness, also contributed. Relative value played little part in driving investor behavior which detracted. Underweight to the very expensive consumer staples sector detracted as investors have favored the sector based on relative safety without any regard to relative value. Stock selection within the consumer discretionary sector, specifically in the Brazilian private education services sector, detracted. Selection within the Chinese automotive sector also detracted.

Preferred Securities Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Spectrum Asset Management, Inc.

Value of a $10,000 Investment* August 31, 2005 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015

		1-Year	5-Year	10-Year

Class J Shares	Excluding Sales Charge	3.59%	7.40%	5.64%
	Including Sales Charge	2.62%	7.40%	5.64%
Institutional Shares		3.91%	7.91%	6.30%
R-1 Shares		3.16%	7.03%	5.40%
R-2 Shares		3.25%	7.18%	5.54%
R-3 Shares		3.40%	7.35%	5.74%
R-4 Shares		3.52%	7.54%	5.91%
R-5 Shares		3.72%	7.69%	6.05%

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to the $25 par market contributed after rebounding significantly from extreme selling from the Taper Tantrum and benefitting from Treasury yield drops and extremely low rates of return in Europe. Security selection in the non-U.S, banking sector strongly contributed over the period. Allocation to credit products detracted due to market volatility introduced by Greece's negotiations to pay their creditors and avoid default concerns. Security selection in Bermuda was a slight detractor. Lack of allocation to countries that performed well in the index, such as Peru, detracted.

Real Estate Allocation Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* December 31, 2014 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	Since Inception	Inception Date
Institutional Shares	-2.80%	12/31/14

What contributed to or detracted from Fund performance during the fiscal year?

Within the Real Estate Debt Income Fund (sub-advised by Principal Real Estate Investors, LLC), overweight to loans originated in 2006 and 2007 contributed as loans of this vintage outperformed expectations. Strong stock selection and favorable allocation within the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC) was the top contributor, led by selection in U.S., Japanese, European and U.K. stocks. Overweight to the U.K. and underweight to Canada and the U.S. healthcare and net lease property types contributed. An out-of-benchmark exposure to unsecured U.S. real estate investment trust bonds within the debt fund contributed as this exposure outperformed the fund's commercial mortgage-backed security-oriented benchmark. Overweight to global real estate stocks detracted due to market turbulence causing equity returns to be weak at a time when real estate debt returns displayed resilience to market pressures. An above average level of cash and short duration positions in the real estate debt fund immediately following the initial funding in January detracted. Weak security selection involving real estate stocks in Australia was a drag on benchmark relative returns.

Real Estate Debt Income Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC

Value of a $10,000 Investment* December 31, 2014 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	Since Inception	Inception Date
Institutional Shares	-0.22%	12/31/14

What contributed to or detracted from Fund performance during the fiscal year?

Since inception, legacy credit outperformed the benchmark as the performance of 2006 and 2007 vintage loans have outperformed expectations driven by strong real estate fundamentals. Performance and diversification benefits of unsecured real estate investment trust debt exposure contributed. Out-of-benchmark exposure to interest only strips contributed to performance as commercial mortgage-backed securities investment only strips have delivered excess yield with similar duration relative to the benchmark. Being long cash and short duration after the initial funding in January, when interest rates rallied, was the key detractor relative to the benchmark. Overweight to longer duration recent issue credit detracted as it has underperformed since market volatility increased in June and then again in August. The yield curve steepened marginally during the period, which negatively impacted performance as the portfolio is overweight to ten year and underweight five year cash flows.

Small-MidCap Dividend Income Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* June 6, 2011 - August 31, 2015

Average Annual Total Returns* as of August 31, 2015
	1-Year	Since Inception	Inception Date
Institutional Shares	-6.89%	10.27%	6/6/11

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Hasbro, Inc. in the consumer discretionary sector was a top contributor as its licensing business has become very profitable, driving growth much higher than analyst expectations. Allocation to J2 Global contributed within the information technology sector due to strong growth in the cloud services and digital-media business segments. Stock selection within the financials sector was strong, helped by AmTrust Financial Services, Inc. due to accretive acquisitions. Allocation to Copa Holdings, S.A., a Panama-based airline considered to be geographically well-positioned for air traffic, both from North to South America, and between midsized South American cities, detracted because of the slowdown in Brazil's economy. Overweight to the energy sector detracted as the sector trailed the market. Allocation to Pengrowth Energy Corp. was the largest detractor as management mentioned it may revisit its dividend policy. Allocation to Vermilion Energy was another significant detractor to relative performance from the energy sector.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
	August 31, 2015

					Credit
				Bond Market	Opportunities
Amounts in thousands, except per share amounts		Blue Chip Fund		Index Fund	Explorer Fund
Investment in securities--at cost		$1,214,617		$1,392,299	$19,278
Assets
Investment in securities--at value		$1,268,884		$1,385,490	$18,487
Deposits with counterparty		–		81	213
Receivables:
Dividends and interest		2,267		6,609	223
Expense reimbursement from Manager		13		31	8
Expense reimbursement from Distributor		–		2	–
Fund shares sold		459		315	–
Investment securities sold		–		18,605	–
OTC swap agreements--at value (premiums paid $0, $0 and $0)		–		–	13
Variation margin on financial derivative instruments		–		–	21
Prepaid registration fees		–		–	11
	Total Assets	1,271,623		1,411,133	18,976
Liabilities
Accrued management and investment advisory fees		762		267	10
Accrued administrative service fees		–		3	–
Accrued distribution fees		14		12	2
Accrued service fees		–		15	–
Accrued transfer agent fees		13		10	1
Accrued directors' expenses		3		2	–
Accrued professional fees		18		27	24
Accrued other expenses		108		42	3
Cash overdraft		–		24	10
Payables:
Dividends payable		–		–	70
Fund shares redeemed		922		887	–
Investment securities purchased		4,054		156,663	19
Short sales (proceeds received $0, $329 and $0)		–		329	–
OTC swap agreements--at value (premiums received $0, $0 and $0)		–		–	6
Variation margin on financial derivative instruments		–		–	4
	Total Liabilities	5,894		158,281	149
Net Assets Applicable to Outstanding Shares		$1,265,729		$1,252,852	$18,827
Net Assets Consist of:
Capital shares and additional paid-in-capital		$1,192,886		$1,247,266	$20,098
Accumulated undistributed (overdistributed) net investment income (loss)		3,777		14,718	26
Accumulated undistributed (overdistributed) net realized gain (loss)		14,799		(2,323)	(514)
Net unrealized appreciation (depreciation) of investments		54,267		(6,809)	(783)
	Total Net Assets	$1,265,729		$1,252,852	$18,827
Capital Stock (par value: $.01 per share):
Shares authorized		650,000		710,000	200,000
Net Asset Value Per Share:
Class A: Net Assets		$20,629		N/A	$9,459
Shares Issued and Outstanding		1,329			1,011
Net Asset Value per share		$15.52			$9.36
Maximum Offering Price		$16.42			$9.72
Class C: Net Assets		$11,985		N/A	N/A
Shares Issued and Outstanding		782
Net Asset Value per share		$15.33	(a)
Class J: Net Assets		N/A		$25,430	N/A
Shares Issued and Outstanding				2,351
Net Asset Value per share				$10.82 (a)
Class P: Net Assets		$6,905		N/A	N/A
Shares Issued and Outstanding		442
Net Asset Value per share		$15.62
Institutional: Net Assets		$1,226,210		$1,154,916	$9,368
Shares Issued and Outstanding		78,450		104,827	1,000
Net Asset Value per share		$15.63		$11.02	$9.37
R-1: Net Assets		N/A		$1,436	N/A
Shares Issued and Outstanding				133
Net Asset Value per share				$10.80
R-2: Net Assets		N/A		$3,334	N/A
Shares Issued and Outstanding				309
Net Asset Value per share				$10.80
R-3: Net Assets		N/A		$14,851	N/A
Shares Issued and Outstanding				1,376
Net Asset Value per share				$10.79
R-4: Net Assets		N/A		$24,500	N/A
Shares Issued and Outstanding				2,261
Net Asset Value per share				$10.84
R-5: Net Assets		N/A		$28,385	N/A
Shares Issued and Outstanding				2,615
Net Asset Value per share				$10.85

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2015

	Diversified Real	Dynamic High Yield	Global Multi-
Amounts in thousands, except per share amounts	Asset Fund	Explorer Fund	Strategy Fund
Investment in securities--at cost	$3,859,976	$15,545	$3,280,410
Foreign currency--at cost	$12,167	$–	$17,961
Assets
Investment in securities--at value	$3,702,902	$14,933	$3,252,171
Foreign currency--at value	12,191	–	17,928
Cash	1,672	–	93,501
Deposits with counterparty	1,355	–	408,964
Receivables:
Dividends and interest	6,079	159	11,352
Expense reimbursement from Manager	67	18	6
Foreign currency contracts	4,950	–	36,133
Fund shares sold	11,372	3	7,082
Investment securities sold	39,125	346	50,690
OTC swap agreements--at value (premiums paid $0, $0 and $9,731)	–	–	27,640
Variation margin on financial derivative instruments	67	–	4,858
Prepaid expenses	–	9	–
Total Assets	3,779,780	15,468	3,910,325
Liabilities
Accrued management and investment advisory fees	2,568	8	4,289
Accrued distribution fees	63	2	90
Accrued transfer agent fees	445	1	267
Accrued directors' expenses	5	–	5
Accrued professional fees	59	32	142
Accrued other expenses	184	–	1,893
Payables:
Dividends payable	–	50	–
Foreign currency contracts	3,129	–	25,627
Fund shares redeemed	3,267	67	5,944
Investment securities purchased	73,211	486	51,573
Options and swaptions contracts written (premiums received $2,542, $0 and $8,097)	2,366	–	13,823
Reverse repurchase agreements	–	–	108,836
Short sales (proceeds received $0, $0 and $501,520)	–	–	485,792
OTC swap agreements--at value (premiums received $0, $0 and $463)	108	–	3,988
Unrealized loss on unfunded loan commitments	1	–	1
Variation margin on financial derivative instruments	62	–	2,378
Total Liabilities	85,468	646	704,648
Net Assets Applicable to Outstanding Shares	$3,694,312	$14,822	$3,205,677
Net Assets Consist of:
Capital shares and additional paid-in-capital	$3,923,346	$15,744	$3,157,804
Accumulated undistributed (overdistributed) net investment income (loss)	76,371	15	7,487
Accumulated undistributed (overdistributed) net realized gain (loss)	(149,609)	(325)	24,698
Net unrealized appreciation (depreciation) of investments	(157,562)	(612)	5,266
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	1,766	–	10,422
Total Net Assets	$3,694,312	$14,822	$3,205,677
Capital Stock (par value: $.01 per share):
Shares authorized	1,425,000	200,000	1,450,000
Net Asset Value Per Share:
Class A: Net Assets	$109,677	$7,752	$183,527
Shares Issued and Outstanding	9,773	825	16,828
Net Asset Value per share	$11.22	$9.39	$10.91
Maximum Offering Price	$11.66	$9.76	$11.34
Class C: Net Assets	$45,514	N/A	$60,317
Shares Issued and Outstanding	4,144		5,622
Net Asset Value per share	$10.98 (a)		$10.73	(a)
Class P: Net Assets	$396,768	N/A	$282,957
Shares Issued and Outstanding	35,393		25,844
Net Asset Value per share	$11.21		$10.95
Institutional: Net Assets	$3,141,543	$7,070	$2,678,876
Shares Issued and Outstanding	279,263	751	243,733
Net Asset Value per share	$11.25	$9.41	$10.99
R-6: Net Assets	$810	N/A	N/A
Shares Issued and Outstanding	72
Net Asset Value per share	$11.25

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2015

	Global		International Equity	International Small
Amounts in thousands, except per share amounts	Opportunities Fund		Index Fund	Company Fund
Investment in securities--at cost	$1,236,460		$776,312	$13,062
Foreign currency--at cost	$12,152		$27,470	$ –
Assets
Investment in securities--at value	$1,262,830		$797,814	$13,117
Foreign currency--at value	12,098		27,456	–
Deposits with counterparty	–		585	–
Receivables:
Dividends and interest	4,297		3,642	25
Expense reimbursement from Manager	11		–	24
Fund shares sold	74		630	4
Investment securities sold	11,634		28,625	137
Total Assets	1,290,944		858,752	13,307
Liabilities
Accrued management and investment advisory fees	930		175	12
Accrued administrative service fees	–		2	–
Accrued distribution fees	2		5	1
Accrued service fees	–		14	–
Accrued transfer agent fees	6		8	1
Accrued custodian fees	–		–	17
Accrued directors' expenses	1		1	–
Accrued professional fees	24		37	22
Accrued registration fees	–		–	12
Accrued other expenses	37		186	2
Cash overdraft	–		–	59
Payables:
Fund shares redeemed	906		3,135	–
Investment securities purchased	26,981		56,279	19
Variation margin on financial derivative instruments	–		90	–
Total Liabilities	28,887		59,932	145
Net Assets Applicable to Outstanding Shares	$1,262,057		$798,820	$13,162
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,209,918		$774,032	$13,697
Accumulated undistributed (overdistributed) net investment income (loss)	17,150		12,388	86
Accumulated undistributed (overdistributed) net realized gain (loss)	8,676		(9,005)	(676)
Net unrealized appreciation (depreciation) of investments	26,370		21,581	55
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(57)		(176)	–
Total Net Assets	$1,262,057		$798,820	$13,162
Capital Stock (par value: $.01 per share):
Shares authorized	650,000		400,000	300,000
Net Asset Value Per Share:
Class A: Net Assets	$4,054		N/A	$5,469
Shares Issued and Outstanding	357			570
Net Asset Value per share	$11.36			$9.59
Maximum Offering Price	$12.02			$10.15
Class C: Net Assets	$1,552		N/A	N/A
Shares Issued and Outstanding	138
Net Asset Value per share	$11.25	(a)
Class P: Net Assets	$801		N/A	$4,319
Shares Issued and Outstanding	70			448
Net Asset Value per share	$11.42			$9.63
Institutional: Net Assets	$1,255,650		$736,329	$3,374
Shares Issued and Outstanding	109,557		76,877	351
Net Asset Value per share	$11.46		$9.58	$9.61
R-1: Net Assets	N/A		$696	N/A
Shares Issued and Outstanding			75
Net Asset Value per share			$9.28
R-2: Net Assets	N/A		$754	N/A
Shares Issued and Outstanding			79
Net Asset Value per share			$9.52
R-3: Net Assets	N/A		$15,450	N/A
Shares Issued and Outstanding			1,643
Net Asset Value per share			$9.40
R-4: Net Assets	N/A		$11,862	N/A
Shares Issued and Outstanding			1,248
Net Asset Value per share			$9.50
R-5: Net Assets	N/A		$33,729	N/A
Shares Issued and Outstanding			3,543
Net Asset Value per share			$9.52

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2015

	Opportunistic		Origin Emerging	Preferred
Amounts in thousands, except per share amounts	Municipal Fund		Markets Fund	Securities Fund
Investment in securities--at cost	$48,355		$905,929	$4,425,804
Investments in affiliated securities--at cost	$–		$–	$85,034
Assets
Investment in securities--at value	$49,401		$798,482	$4,692,497
Investment in affiliated securities--at value	–		–	87,345
Cash	179		15,731	4,796
Deposits with counterparty	–		2,700	–
Receivables:
Dividends and interest	560		2,616	51,094
Expense reimbursement from Manager	14		140	–
Expense reimbursement from Distributor	–		–	2
Fund shares sold	2,136		49	30,753
Investment securities sold	–		13,108	5,917
Variation margin on financial derivative instruments	–		831	–
Total Assets	52,290		833,657	4,872,404
Liabilities
Accrued management and investment advisory fees	19		864	2,852
Accrued administrative service fees	–		–	1
Accrued distribution fees	13		–	823
Accrued service fees	–		–	2
Accrued transfer agent fees	3		3	827
Accrued directors' expenses	–		5	3
Accrued professional fees	24		21	28
Accrued other expenses	9		236	160
Payables:
Dividends payable	121		–	18,017
Fund shares redeemed	14		2,940	11,140
Interest expense and fees payable	4		–	–
Investment securities purchased	268		12,467	8,821
Options and swaptions contracts written (premiums received $0, $0 and $12,743)	–		–	11,865
Variation margin on financial derivative instruments	–		791	–
Floating rate notes issued	3,065		–	–
Total Liabilities	3,540		17,327	54,539
Net Assets Applicable to Outstanding Shares	$48,750		$816,330	$4,817,865
Net Assets Consist of:
Capital shares and additional paid-in-capital	$49,165		$988,067	$4,506,480
Accumulated undistributed (overdistributed) net investment income (loss)	94		7,562	4,902
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,555)		(68,851)	36,601
Net unrealized appreciation (depreciation) of investments	1,046		(110,411)	269,882
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		(37)	–
Total Net Assets	$48,750		$816,330	$4,817,865
Capital Stock (par value: $.01 per share):
Shares authorized	450,000		325,000	2,200,000
Net Asset Value Per Share:
Class A: Net Assets	$22,568		$210	$712,591
Shares Issued and Outstanding	2,212		25	69,580
Net Asset Value per share	$10.20		$8.55	$10.24
Maximum Offering Price	$10.60		$9.05	$10.64
Class C: Net Assets	$9,869		N/A	$772,501
Shares Issued and Outstanding	968			75,515
Net Asset Value per share	$10.20	(a)		$10.23	(a)
Class J: Net Assets	N/A		N/A	$43,477
Shares Issued and Outstanding				4,344
Net Asset Value per share				$10.01	(a)
Class P: Net Assets	$16,303		N/A	$1,353,984
Shares Issued and Outstanding	1,596			133,117
Net Asset Value per share	$10.21			$10.17
Institutional: Net Assets	$10		$816,035	$1,923,458
Shares Issued and Outstanding	1		96,926	188,925
Net Asset Value per share	$10.20		$8.42	$10.18
R-1: Net Assets	N/A		N/A	$1,332
Shares Issued and Outstanding				131
Net Asset Value per share				$10.14
R-2: Net Assets	N/A		N/A	$1,556
Shares Issued and Outstanding				154
Net Asset Value per share				$10.09
R-3: Net Assets	N/A		N/A	$3,758
Shares Issued and Outstanding				371
Net Asset Value per share				$10.12
R-4: Net Assets	N/A		N/A	$1,543
Shares Issued and Outstanding				153
Net Asset Value per share				$10.10
R-5: Net Assets	N/A		N/A	$3,665
Shares Issued and Outstanding				361
Net Asset Value per share				$10.15
R-6: Net Assets	N/A		$85	N/A
Shares Issued and Outstanding			10
Net Asset Value per share			$8.42

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. August 31, 2015

			Small-MidCap
	Real Estate	Real Estate Debt	Dividend
Amounts in thousands, except per share amounts and Real Estate Allocation Fund	Allocation Fund	Income Fund	Income Fund
Investment in securities--at cost	$–	$45,340	$1,841,495
Investment in affiliated Funds--at cost	$339,513	$–	$ –
Assets
Investment in securities--at value	$–	$44,408	$1,778,375	(a)
Investment in affiliated Funds--at value	321,089	–	–
Receivables:
Dividends and interest	561	363	3,881
Expense reimbursement from Manager	15,460	13	69
Fund shares sold	5	2	4,165
Investment securities sold	–	–	11,608
Total Assets	337,115	44,786	1,798,098
Liabilities
Accrued management and investment advisory fees	–	21	1,176
Accrued distribution fees	67	5	155
Accrued transfer agent fees	1,795	1	360
Accrued directors' expenses	78	1	3
Accrued professional fees	13,707	24	20
Accrued other expenses	518	6	165
Cash overdraft	–	–	1,089
Payables:
Dividends payable	–	170	–
Fund shares redeemed	–	–	11,721
Investment securities purchased	566	–	7,200
Collateral obligation on securities loaned, at value	–	–	57,069
Total Liabilities	16,731	228	78,958
Net Assets Applicable to Outstanding Shares	$320,384	$44,558	$1,719,140
Net Assets Consist of:
Capital shares and additional paid-in-capital	$337,367	$45,492	$1,724,728
Accumulated undistributed (overdistributed) net investment income (loss)	1,453	(1)	25,863
Accumulated undistributed (overdistributed) net realized gain (loss)	(12)	(1)	31,667
Net unrealized appreciation (depreciation) of investments	(18,424)	(932)	(63,120)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	–	2
Total Net Assets	$320,384	$44,558	$1,719,140
Capital Stock (par value: $.01 per share):
Shares authorized	200,000,000	300,000	1,700,000
Net Asset Value Per Share:
Class A: Net Assets	$310,667	$22,075	$167,966
Shares Issued and Outstanding	32,291	2,263	13,193
Net Asset Value per share	$9.62	$9.75	$12.73
Maximum Offering Price	$10.18	$10.13	$13.47
Class C: Net Assets	N/A	N/A	$133,541
Shares Issued and Outstanding			10,560
Net Asset Value per share			$12.65	(b)
Class P: Net Assets	N/A	$112	$567,704
Shares Issued and Outstanding		12	44,009
Net Asset Value per share		$9.76	$12.90
Institutional: Net Assets	$9,717	$22,371	$849,929
Shares Issued and Outstanding	1,007	2,293	66,478
Net Asset Value per share	$9.65	$9.76	$12.79

(a)	Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

		Bond Market	Credit Opportunities
Amounts in thousands	Blue Chip Fund	Index Fund	Explorer Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$11,623	$–	$8
Withholding tax	(465)	–	–
Interest	1	18,246	912
Total Income	11,159	18,246	920
Expenses:
Management and investment advisory fees	5,824	2,552	114
Distribution fees - Class A	33	N/A	24
Distribution fees - Class C	66	N/A	N/A
Distribution fees - Class J	N/A	64	N/A
Distribution fees - R-1	N/A	5	N/A
Distribution fees - R-2	N/A	11	N/A
Distribution fees - R-3	N/A	37	N/A
Distribution fees - R-4	N/A	9	N/A
Administrative service fees - R-1	N/A	4	N/A
Administrative service fees - R-2	N/A	7	N/A
Administrative service fees - R-3	N/A	10	N/A
Administrative service fees - R-4	N/A	3	N/A
Administrative service fees - R-5	N/A	4	N/A
Registration fees - Class A	20	N/A	25
Registration fees - Class C	16	N/A	N/A
Registration fees - Class J	N/A	13	N/A
Registration fees - Class P	16	N/A	N/A
Registration fees - Institutional	103	42	24
Service fees - R-1	N/A	4	N/A
Service fees - R-2	N/A	9	N/A
Service fees - R-3	N/A	37	N/A
Service fees - R-4	N/A	23	N/A
Service fees - R-5	N/A	96	N/A
Shareholder reports - Class A	6	N/A	1
Shareholder reports - Class C	2	N/A	N/A
Shareholder reports - Class J	N/A	5	N/A
Shareholder reports - Institutional	–	–	1
Transfer agent fees - Class A	32	N/A	9
Transfer agent fees - Class C	23	N/A	N/A
Transfer agent fees - Class J	N/A	49	N/A
Transfer agent fees - Class P	1	N/A	N/A
Transfer agent fees - Institutional	1	2	–
Custodian fees	3	28	3
Directors' expenses	17	20	3
Professional fees	27	43	28
Other expenses	5	5	2
Total Gross Expenses	6,195	3,082	234
Less: Reimbursement from Manager	–	293	–
Less: Reimbursement from Manager - Class A	6	N/A	27
Less: Reimbursement from Manager - Class C	15	N/A	N/A
Less: Reimbursement from Manager - Class J	N/A	2	N/A
Less: Reimbursement from Manager - Class P	13	N/A	N/A
Less: Reimbursement from Manager - Institutional	–	32	34
Less: Reimbursement from Manager - R-3	N/A	1	N/A
Less: Reimbursement from Manager - R-4	N/A	1	N/A
Less: Reimbursement from Manager - R-5	N/A	3	N/A
Less: Reimbursement from Distributor - Class J	N/A	10	N/A
Total Net Expenses	6,161	2,740	173
Net Investment Income (Loss)	4,998	15,506	747

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	16,220	13,349	144
Foreign currency transactions	–	–	(2)
Futures contracts	–	–	(571)
Short sales	–	(19)	–
Swap agreements	–	–	(92)
Change in unrealized appreciation/depreciation of:
Investments	1,171	(24,308)	(791)
Futures contracts	–	–	1
Swap agreements	–	–	7
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	17,391	(10,978)	(1,304)
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,389	$4,528	$(557)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

	Diversified Real	Dynamic High Yield	Global Multi-
Amounts in thousands	Asset Fund(a)	Explorer Fund(b)	Strategy Fund
Net Investment Income (Loss)
Income:
Dividends	$57,034	$9	$20,960
Withholding tax	(2,151)	–	(964)
Interest	29,343	766	28,930
Total Income	84,226	775	48,926
Expenses:
Management and investment advisory fees	28,500	94	41,805
Distribution fees - Class A	306	19	345
Distribution fees - Class C	529	N/A	499
Registration fees - Class A	21	24	40
Registration fees - Class C	16	N/A	20
Registration fees - Class P	33	N/A	77
Registration fees - Institutional	229	24	165
Registration fees - R-6	17	N/A	N/A
Shareholder reports - Class A	27	1	19
Shareholder reports - Class C	12	N/A	10
Shareholder reports - Class P	90	N/A	29
Shareholder reports - Institutional	39	1	63
Transfer agent fees - Class A	174	9	94
Transfer agent fees - Class C	86	N/A	56
Transfer agent fees - Class P	742	N/A	181
Transfer agent fees - Institutional	1,179	–	583
Custodian fees	215	1	364
Directors' expenses	62	3	47
Dividends and interest on securities sold short	–	–	11,469
Professional fees	113	40	204
Other expenses	38	5	20
Reverse repurchase agreement interest expense	–	–	210
Total Gross Expenses	32,428	221	56,300
Less: Reimbursement from Manager - Class A	2	43	–
Less: Reimbursement from Manager - Class C	20	N/A	7
Less: Reimbursement from Manager - Class P	174	N/A	–
Less: Reimbursement from Manager - Institutional	–	42	–
Less: Reimbursement from Manager - R-6	17	N/A	N/A
Total Net Expenses	32,215	136	56,293
Net Investment Income (Loss)	52,011	639	(7,367)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(133,254)	(318)	47,451
Foreign currency transactions	7,671	(2)	48,114
Futures contracts	(1,577)	–	12
Options and swaptions	1,351	–	8,754
Short sales	–	–	(20,086)
Swap agreements	(618)	–	(1,775)
Change in unrealized appreciation/depreciation of:
Investments	(411,567)	(612)	(127,176)
Futures contracts	(74)	–	12,899
Options and swaptions	108	–	(7,958)
Short sales	–	–	42,875
Swap agreements	(91)	–	13,613
Translation of assets and liabilities in foreign currencies	937	–	5,866
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(537,114)	(932)	22,589
Net Increase (Decrease) in Net Assets Resulting from Operations	$(485,103)	$(293)	$15,222

(a)	R-6 shares commenced operations on December 31, 2014.
(b)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

	Global	International Equity	International Small
Amounts in thousands	Opportunities Fund	Index Fund	Company Fund(a)
Net Investment Income (Loss)
Income:
Dividends	$33,333	$24,587	$236
Withholding tax	(2,779)	(2,583)	(29)
Interest	11	3	–
Total Income	30,565	22,007	207
Expenses:
Management and investment advisory fees	11,199	1,945	96
Distribution fees - Class A	8	N/A	11
Distribution fees - Class C	18	N/A	N/A
Distribution fees - R-1	N/A	2	N/A
Distribution fees - R-2	N/A	3	N/A
Distribution fees - R-3	N/A	36	N/A
Distribution fees - R-4	N/A	12	N/A
Administrative service fees - R-1	N/A	1	N/A
Administrative service fees - R-2	N/A	2	N/A
Administrative service fees - R-3	N/A	10	N/A
Administrative service fees - R-4	N/A	4	N/A
Administrative service fees - R-5	N/A	4	N/A
Registration fees - Class A	16	N/A	20
Registration fees - Class C	15	N/A	N/A
Registration fees - Class P	16	N/A	19
Registration fees - Institutional	21	24	19
Service fees - R-1	N/A	1	N/A
Service fees - R-2	N/A	2	N/A
Service fees - R-3	N/A	36	N/A
Service fees - R-4	N/A	31	N/A
Service fees - R-5	N/A	92	N/A
Shareholder reports - Class A	1	N/A	–
Shareholder reports - Class C	1	N/A	N/A
Shareholder reports - Institutional	–	2	–
Transfer agent fees - Class A	15	N/A	7
Transfer agent fees - Class C	13	N/A	N/A
Transfer agent fees - Institutional	3	26	–
Custodian fees	69	186	34
Directors' expenses	25	16	5
Index license fees	–	239	–
Professional fees	41	52	35
Other expenses	7	10	2
Total Gross Expenses	11,468	2,736	248
Less: Reimbursement from Manager - Class A	20	N/A	49
Less: Reimbursement from Manager - Class C	23	N/A	N/A
Less: Reimbursement from Manager - Class P	15	N/A	41
Less: Reimbursement from Manager - Institutional	–	–	28
Total Net Expenses	11,410	2,736	130
Net Investment Income (Loss)	19,155	19,271	77

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	10,289	899	(592)
Foreign currency transactions	(802)	(51)	6
Futures contracts	–	(469)	–
Change in unrealized appreciation/depreciation of:
Investments	(79,780)	(83,923)	114
Futures contracts	–	177	–
Translation of assets and liabilities in foreign currencies	(35)	(154)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(70,328)	(83,521)	(472)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(51,173)	$(64,250)	$(395)
(a) Institutional shares commenced operations on December 31, 2014.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

	Opportunistic	Origin Emerging	Preferred
Amounts in thousands	Municipal Fund(a)	Markets Fund(b)	Securities Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$–	$–	$4,310
Dividends	19	13,987	114,175
Withholding tax	–	(1,970)	–
Interest	1,559	1	167,079
Securities lending - net	–	–	353
Total Income	1,578	12,018	285,917
Expenses:
Management and investment advisory fees	158	3,378	34,070
Distribution fees - Class A	47	1	1,984
Distribution fees - Class C	95	N/A	7,879
Distribution fees - Class J	N/A	N/A	105
Distribution fees - R-1	N/A	N/A	5
Distribution fees - R-2	N/A	N/A	4
Distribution fees - R-3	N/A	N/A	10
Distribution fees - R-4	N/A	N/A	1
Administrative service fees - R-1	N/A	N/A	4
Administrative service fees - R-2	N/A	N/A	3
Administrative service fees - R-3	N/A	N/A	3
Administrative service fees - R-4	N/A	N/A	1
Registration fees - Class A	14	20	42
Registration fees - Class C	13	N/A	17
Registration fees - Class J	N/A	N/A	13
Registration fees - Class P	10	N/A	136
Registration fees - Institutional	21	132	172
Registration fees - R-6	N/A	19	N/A
Service fees - R-1	N/A	N/A	4
Service fees - R-2	N/A	N/A	3
Service fees - R-3	N/A	N/A	10
Service fees - R-4	N/A	N/A	4
Service fees - R-5	N/A	N/A	9
Shareholder reports - Class A	3	–	96
Shareholder reports - Class C	2	N/A	67
Shareholder reports - Class J	N/A	N/A	6
Shareholder reports - Class P	–	N/A	49
Shareholder reports - Institutional	–	–	74
Transfer agent fees - Class A	12	6	795
Transfer agent fees - Class C	10	N/A	830
Transfer agent fees - Class J	N/A	N/A	67
Transfer agent fees - Class P	1	N/A	1,385
Transfer agent fees - Institutional	–	4	898
Custodian fees	1	175	27
Directors' expenses	3	10	83
Interest expense and fees	18	–	–
Professional fees	38	23	52
Other expenses	2	2	59
Total Gross Expenses	448	3,770	48,967
Less: Reimbursement from Manager - Class A	26	31	–
Less: Reimbursement from Manager - Class C	24	N/A	–
Less: Reimbursement from Manager - Class P	9	N/A	–
Less: Reimbursement from Manager - Institutional	22	181	–
Less: Reimbursement from Manager - R-6	N/A	23	N/A
Less: Reimbursement from Distributor - Class J	N/A	N/A	8
Total Net Expenses	367	3,535	48,959
Net Investment Income (Loss)	1,211	8,483	236,958

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	153	(64,121)	(81,943)
Foreign currency transactions	–	(922)	–
Futures contracts	–	(4,730)	66,911
Options and swaptions	–	–	64,580
Change in unrealized appreciation/depreciation of:
Investments	(19)	(107,447)	(105,220)
Investment in affiliated securities	–	–	(2,278)
Futures contracts	–	(2,964)	–
Options and swaptions	–	–	878
Translation of assets and liabilities in foreign currencies	–	(37)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	134	(180,221)	(57,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,345	$(171,738)	$179,886

(a)	Institutional shares commenced operations on March 10, 2015.
(b)	Period from January 23, 2015, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

			Small-MidCap
	Real Estate	Real Estate Debt	Dividend
Amounts in thousands, except for Real Estate Allocation Fund	Allocation Fund(a)	Income Fund(a),(b)	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$3,646	$–	$–
Dividends	–	–	63,061
Withholding tax	–	–	(388)
Interest	–	1,154	6
Securities lending - net	–	–	1,418
Total Income	3,646	1,154	64,097
Expenses:
Management and investment advisory fees	N/A	148	12,882
Distribution fees - Class A	348	33	464
Distribution fees - Class C	N/A	N/A	1,254
Registration fees - Class A	21,116	24	23
Registration fees - Class C	N/A	N/A	25
Registration fees - Class P	N/A	16	95
Registration fees - Institutional	20,718	23	116
Shareholder reports - Class A	31	–	44
Shareholder reports - Class C	N/A	N/A	32
Shareholder reports - Class P	N/A	–	60
Shareholder reports - Institutional	30	–	60
Transfer agent fees - Class A	6,058	7	214
Transfer agent fees - Class C	N/A	N/A	174
Transfer agent fees - Class P	N/A	–	532
Transfer agent fees - Institutional	128	–	561
Custodian fees	–	1	12
Directors' expenses	2,321	3	29
Professional fees	14,561	26	32
Other expenses	1,061	1	14
Total Gross Expenses	66,372	282	16,623
Less: Reimbursement from Manager - Class A	42,911	19	–
Less: Reimbursement from Manager - Class P	N/A	16	–
Less: Reimbursement from Manager - Institutional	22,756	19	108
Total Net Expenses	705	228	16,515
Net Investment Income (Loss)	2,941	926	47,582

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	(1)	45,208
Investment transactions in affiliated Funds	(12)	–	–
Foreign currency transactions	–	–	(49)
Change in unrealized appreciation/depreciation of:
Investments	–	(932)	(219,894)
Investments in affiliated Funds	(18,424)	–	–
Translation of assets and liabilities in foreign currencies	–	–	1
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(18,436)	(933)	(174,734)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,495)	$(7)	$(127,152)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(b)	Class P shares commenced operations on June 15, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	Blue Chip Fund
Year Ended	Year Ended
August 31, 2015	August 31, 2014
Operations
Net investment income (loss)	$4,998	$3,285
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	16,220	11,751
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	1,171	56,326
Net Increase (Decrease) in Net Assets Resulting from Operations	22,389	71,362

Dividends and Distributions to Shareholders
From net investment income	(3,203)	(1,122)
From net realized gain on investments	(13,610)	(51)
Total Dividends and Distributions	(16,813)	(1,173)

Capital Share Transactions
Net increase (decrease) in capital share transactions	824,418	185,814
Total Increase (Decrease) in Net Assets	829,994	256,003

Net Assets
Beginning of period	435,735	179,732
End of period (including undistributed net investment income as set forth below)	$1,265,729	$435,735
Undistributed (overdistributed) net investment income (loss)	$3,777	$2,432
Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$15,335	$9,519	$6,302	$959,697
Reinvested	258	119	41	16,383
Redeemed	(3,723)	(897)	(1,426)	(177,190)
Net Increase (Decrease)	$11,870	$8,741	$4,917	$798,890
Shares:
Sold	982	610	390	60,682
Reinvested	17	8	3	1,094
Redeemed	(243)	(58)	(95)	(11,172)
Net Increase (Decrease)	756	560	298	50,604
Year Ended August 31, 2014(a)
Dollars:
Sold	$9,616	$3,539	$2,099	$180,161
Reinvested	6	1	–	1,165
Redeemed	(1,549)	(417)	(82)	(8,725)
Net Increase (Decrease)	$8,073	$3,123	$2,017	$172,601
Shares:
Sold	682	251	149	13,945
Reinvested	–	–	–	84
Redeemed	(109)	(29)	(5)	(631)
Net Increase (Decrease)	573	222	144	13,398

Distributions:
Year Ended August 31, 2015
From net investment income	$(17	) $	– $	(5	) $	(3,181)
From net realized gain on
investments	(253)	(119)	(36)	(13,202)
Total Dividends and Distributions	$(270	) $	(119	) $	(41	) $	(16,383)
Year Ended August 31, 2014(a)
From net investment income	$(6	) $	(1	) $	–	$(1,115)
From net realized gain on
investments	–	–	–	(51)
Total Dividends and Distributions	$(6	) $	(1	) $	–	$(1,166)

(a)	Period from September 30, 2013, date operations commenced, through August 31, 2014 for Class A, Class C, and Class P.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														Bond Market Index Fund
														Year Ended	Year Ended
														August 31, 2015	August 31, 2014
Operations
Net investment income (loss)														$15,506	$27,208
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														13,330	12,707
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														(24,308)	36,718
			Net Increase (Decrease) in Net Assets Resulting from Operations											4,528	76,633

Dividends and Distributions to Shareholders
From net investment income														(22,766)	(32,388)
From net realized gain on investments														(2,353)	–
									Total Dividends and Distributions					(25,119)	(32,388)

Capital Share Transactions
Net increase (decrease) in capital share transactions														243,086	(550,515)
							Total Increase (Decrease) in Net Assets							222,495	(506,270)

Net Assets
Beginning of period														1,030,357	1,536,627
End of period (including undistributed net investment income as set forth below)														$1,252,852	$1,030,357
Undistributed (overdistributed) net investment income (loss)														$14,718	$20,058
	Class J		Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$4,605		$ 1,391,046		$970		$637		$5,779		$21,761		$23,361
Reinvested	425		23,539		21		55		232		129		716
Redeemed	(4,854)		(1,162,269)		(828)		(1,324)		(4,764)		(5,095)		(51,056)
Net Increase (Decrease)	$176		$252,316		$163		$(632	) $	1,247		$16,795		$ (26,979)
Shares:
Sold	422		124,827		89		59		530		2,017		2,131
Reinvested	40		2,142		2		5		21		12		66
Redeemed	(446)		(105,850)		(76)		(122)		(438)		(466)		(4,692)
Net Increase (Decrease)	16		21,119		15		(58)		113		1,563		(2,495)
Year Ended August 31, 2014
Dollars:
Sold	$3,911		$ 152,920		$372		$1,114		$5,288		$1,989		$40,907
Reinvested	433		31,082		16		60		222		143		431
Redeemed	(4,788)		(765,155)		(649)		(1,267)		(3,550)		(1,841)		(12,153)
Net Increase (Decrease)	$(444)		$ (581,153)		$(261	) $	(93	) $	1,960		$291		$29,185
Shares:
Sold	364		14,232		35		103		493		186		3,850
Reinvested	41		2,943		1		6		21		14		41
Redeemed	(447)		(70,050)		(61)		(118)		(333)		(172)		(1,131)
Net Increase (Decrease)	(42)		(52,875)		(25)		(9)		181		28		2,760

Distributions:
Year Ended August 31, 2015
From net investment income	$(376	) $	(21,367	) $	(18	) $	(47	) $	(204	) $	(115	) $	(639)
From net realized gain on
investments	(51)		(2,172)		(3)		(8)		(28)		(14)		(77)
Total Dividends and Distributions	$(427	) $	(23,539	) $	(21	) $	(55	) $	(232	) $	(129	) $	(716)
Year Ended August 31, 2014
From net investment income	$(434	) $	(31,082	) $	(16	) $	(60	) $	(222	) $	(143	) $	(431)
From net realized gain on
investments	–		–		–		–		–		–		–
Total Dividends and Distributions	$(434	) $	(31,082	) $	(16	) $	(60	) $	(222	) $	(143	) $	(431)

See accompanying notes.

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

				Credit
				Opportunities
Amounts in thousands				Explorer Fund
				Period Ended
				August 31, 2015(a)
Operations
Net investment income (loss)				$747
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(521)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				(783)
			Net Increase (Decrease) in Net Assets Resulting from Operations	(557)

Dividends and Distributions to Shareholders
From net investment income				(720)
			Total Dividends and Distributions	(720)

Capital Share Transactions
Net increase (decrease) in capital share transactions				20,104
			Total Increase (Decrease) in Net Assets	18,827

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$18,827
Undistributed (overdistributed) net investment income (loss)				$26
	Class A		Institutional
Capital Share Transactions:
Period Ended August 31, 2015(a)
Dollars:
Sold	$10,102		$10,000
Reinvested	2		–
Net Increase (Decrease)	$10,104		$10,000
Shares:
Sold	1,011		1,000
Reinvested	–		–
Net Increase (Decrease)	1,011		1,000

Distributions:
Period Ended August 31, 2015(a)
From net investment income	$(347	) $	(373)
From net realized gain on
investments	–		–
Total Dividends and Distributions	$(347	) $	(373)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Diversified Real Asset Fund
										Year Ended	Year Ended
										August 31, 2015	August 31, 2014
Operations
Net investment income (loss)										$52,011	$37,761
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										(126,427)	41,115
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(410,687)	222,080
			Net Increase (Decrease) in Net Assets Resulting from Operations							(485,103)	300,956

Dividends and Distributions to Shareholders
From net investment income										(33,105)	(25,110)
From net realized gain on investments										(35,325)	(18,379)
									Total Dividends and Distributions	(68,430)	(43,489)

Capital Share Transactions
Net increase (decrease) in capital share transactions										1,265,798	895,098
							Total Increase (Decrease) in Net Assets			712,265	1,152,565

Net Assets
Beginning of period										2,982,047	1,829,482
End of period (including undistributed net investment income as set forth below)										$3,694,312	$2,982,047
Undistributed (overdistributed) net investment income (loss)										$76,371	$45,915
	Class A		Class C		Class P		Institutional		R-6
Capital Share Transactions:
Year Ended August 31, 2015(a)
Dollars:
Sold	$54,362		$10,722		$ 207,460		$ 1,894,082		$872
Reinvested	2,068		494		6,441		55,907		–
Redeemed	(54,238)		(13,074)		(71,914)		(827,347)		(37)
Net Increase (Decrease)	$2,192		$(1,858)		$ 141,987		$ 1,122,642		$835
Shares:
Sold	4,438		890		16,987		154,829		75
Reinvested	171		42		534		4,623		–
Redeemed	(4,475)		(1,106)		(5,991)		(68,376)		(3)
Net Increase (Decrease)	134		(174)		11,530		91,076		72
Year Ended August 31, 2014
Dollars:
Sold	$65,058		$14,086		$ 257,617		$ 989,045		N/A
Reinvested	1,303		461		4,509		34,354		N/A
Redeemed	(237,911)		(13,881)		(33,305)		(186,238)		N/A
Net Increase (Decrease)	$(171,550	) $	666		$ 228,821		$837,161		N/A
Shares:
Sold	5,257		1,150		21,065		78,518		N/A
Reinvested	109		40		377		2,866		N/A
Redeemed	(19,746)		(1,145)		(2,696)		(14,963)		N/A
Net Increase (Decrease)	(14,380)		45		18,746		66,421		N/A

Distributions:
Year Ended August 31, 2015(a)
From net investment income	$(862	) $	– $		(3,198	) $	(29,045	) $	–
From net realized gain on
investments	(1,366)		(594)		(3,762)		(29,603)		–
Total Dividends and Distributions	$(2,228	) $	(594	) $	(6,960	) $	(58,648	) $	–
Year Ended August 31, 2014
From net investment income	$(394	) $	(105	) $	(2,905	) $	(21,706)		N/A
From net realized gain on
investments	(1,003)		(467)		(2,058)		(14,851)		N/A
Total Dividends and Distributions	$(1,397	) $	(572	) $	(4,963	) $	(36,557)		N/A

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015 for R-6 shares.

See accompanying notes.

r

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

				Dynamic High
				Yield Explorer
Amounts in thousands				Fund
				Period Ended
				August 31, 2015(a)
Operations
Net investment income (loss)				$639
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(320)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				(612)
			Net Increase (Decrease) in Net Assets Resulting from Operations	(293)

Dividends and Distributions to Shareholders
From net investment income				(634)
			Total Dividends and Distributions	(634)

Capital Share Transactions
Net increase (decrease) in capital share transactions				15,749
			Total Increase (Decrease) in Net Assets	14,822

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$14,822
Undistributed (overdistributed) net investment income (loss)				$15
	Class A		Institutional
Capital Share Transactions:
Period Ended August 31, 2015(a)
Dollars:
Sold	$8,329		$7,514
Reinvested	16		–
Redeemed	(109)		(1)
Net Increase (Decrease)	$8,236		$7,513
Shares:
Sold	835		751
Reinvested	2		–
Redeemed	(12)		–
Net Increase (Decrease)	825		751

Distributions:
Period Ended August 31, 2015(a)
From net investment income	$(318	) $	(316)
From net realized gain on
investments	–		–
Total Dividends and Distributions	$(318	) $	(316)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Global Multi-Strategy Fund
								Year Ended	Year Ended
								August 31, 2015	August 31, 2014
Operations
Net investment income (loss)								$(7,367)	$(905)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								82,470	33,373
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(59,881)	55,911
			Net Increase (Decrease) in Net Assets Resulting from Operations					15,222	88,379

Dividends and Distributions to Shareholders
From net investment income								(19,599)	(3,409)
From net realized gain on investments								(34,303)	(9,588)
							Total Dividends and Distributions	(53,902)	(12,997)

Capital Share Transactions
Net increase (decrease) in capital share transactions								1,372,288	676,252
							Total Increase (Decrease) in Net Assets	1,333,608	751,634

Net Assets
Beginning of period								1,872,069	1,120,435
End of period (including undistributed net investment income as set forth below)								$3,205,677	$1,872,069
Undistributed (overdistributed) net investment income (loss)								$7,487	$670
	Class A		Class C		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$149,603		$29,624		$198,204		$ 1,386,946
Reinvested	2,092		636		3,427		39,324
Redeemed	(59,728)		(11,724)		(126,442)		(239,674)
Net Increase (Decrease)	$91,967		$18,536		$75,189		$ 1,186,596
Shares:
Sold	13,524		2,713		17,847		124,779
Reinvested	192		59		313		3,576
Redeemed	(5,390)		(1,076)		(11,368)		(21,477)
Net Increase (Decrease)	8,326		1,696		6,792		106,878
Year Ended August 31, 2014
Dollars:
Sold	$105,569		$27,091	$178,678			$567,155
Reinvested	874		197		724		10,895
Redeemed	(118,834)		(6,970)		(40,191)		(48,936)
Net Increase (Decrease)	$(12,391	) $	20,318	$139,211			$529,114
Shares:
Sold	9,798		2,535		16,375		51,854
Reinvested	81		18		67		1,008
Redeemed	(10,944)		(650)		(3,711)		(4,495)
Net Increase (Decrease)	(1,065)		1,903		12,731		48,367

Distributions:
Year Ended August 31, 2015
From net investment income	$(553	) $	–		$(1,512	) $	(17,534)
From net realized gain on
investments	(1,640)		(714)		(2,801)		(29,148)
Total Dividends and Distributions	$(2,193	) $	(714	) $	(4,313	) $	(46,682)
Year Ended August 31, 2014
From net investment income	$(97	) $	–		$(237	) $	(3,075)
From net realized gain on
investments	(836)		(231)		(699)		(7,822)
Total Dividends and Distributions	$(933	) $	(231	) $	(936	) $	(10,897)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	Global Opportunities Fund
Year Ended	Year Ended
August 31, 2015	August 31, 2014
Operations
Net investment income (loss)	$19,155	$14,647
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	9,487	142,554
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	(79,815)	93,463
Net Increase (Decrease) in Net Assets Resulting from Operations	(51,173)	250,664

Dividends and Distributions to Shareholders
From net investment income	(13,001)	(7,136)
From net realized gain on investments	(121,684)	–
Total Dividends and Distributions	(134,685)	(7,136)

Capital Share Transactions
Net increase (decrease) in capital share transactions	39,902	59,947
Total Increase (Decrease) in Net Assets	(145,956)	303,475

Net Assets
Beginning of period	1,408,013	1,104,538
End of period (including undistributed net investment income as set forth below)	$1,262,057	$1,408,013
Undistributed (overdistributed) net investment income (loss)	$17,150	$11,523
Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$2,442	$767	$959	$223,063
Reinvested	261	192	51	134,179
Redeemed	(724)	(1,155)	(149)	(319,984)
Net Increase (Decrease)	$1,979	$(196	) $	861	$37,258
Shares:
Sold	202	63	77	17,613
Reinvested	23	17	4	11,557
Redeemed	(60)	(97)	(12)	(25,293)
Net Increase (Decrease)	165	(17)	69	3,877
Year Ended August 31, 2014(a)
Dollars:
Sold	$2,666	$2,042	$11	$115,565
Reinvested	4	6	–	7,126
Redeemed	(293)	(165)	(1)	(67,014)
Net Increase (Decrease)	$2,377	$1,883	$10	$55,677
Shares:
Sold	215	168	1	9,272
Reinvested	–	–	–	575
Redeemed	(23)	(13)	–	(5,401)
Net Increase (Decrease)	192	155	1	4,446

Distributions:
Year Ended August 31, 2015
From net investment income	$(14	) $	– $	(5	) $	(12,982)
From net realized gain on
investments	(248)	(193)	(46)	(121,197)
Total Dividends and Distributions	$(262	) $	(193	) $	(51)	$(134,179)
Year Ended August 31, 2014(a)
From net investment income	$(4	) $	(6	) $	–	$(7,126)
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions	$(4	) $	(6	) $	–	$(7,126)

(a)	Period from September 30, 2013, date operations commenced, through August 31, 2014 for Class A, Class C, and Class P.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												International Equity Index Fund
												Year Ended	Year Ended
												August 31, 2015	August 31, 2014
Operations
Net investment income (loss)												$19,271	$17,501
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												379	5,070
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies												(83,900)	56,371
			Net Increase (Decrease) in Net Assets Resulting from Operations									(64,250)	78,942

Dividends and Distributions to Shareholders
From net investment income												(19,728)	(16,820)
From net realized gain on investments												(1,481)	(70,812)
									Total Dividends and Distributions			(21,209)	(87,632)

Capital Share Transactions
Net increase (decrease) in capital share transactions												141,455	285,377
							Total Increase (Decrease) in Net Assets					55,996	276,687

Net Assets
Beginning of period												742,824	466,137
End of period (including undistributed net investment income as set forth below)												$798,820	$742,824
Undistributed (overdistributed) net investment income (loss)												$12,388	$12,734
	Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$240,016		$500		$257		$7,714		$5,132		$10,611
Reinvested	19,647		10		22		311		289		929
Redeemed	(122,374)		(92)		(613)		(3,265)		(5,868)		(11,771)
Net Increase (Decrease)	$137,289		$418		$(334	) $	4,760		$(447	) $	(231)
Shares:
Sold	23,864		51		25		769		511		1,060
Reinvested	2,021		1		2		33		30		96
Redeemed	(12,313)		(9)		(61)		(331)		(595)		(1,172)
Net Increase (Decrease)	13,572		43		(34)		471		(54)		(16)
Year Ended August 31, 2014
Dollars:
Sold	$229,775		$288		$930		$6,667		$6,327		$15,526
Reinvested	79,683		35		141		1,722		1,596		4,453
Redeemed	(49,058)		(102)		(309)		(3,952)		(1,645)		(6,700)
Net Increase (Decrease)	$260,400		$221		$762		$4,437		$6,278		$13,279
Shares:
Sold	21,113		27		84		615		582		1,450
Reinvested	7,654		3		13		168		154		430
Redeemed	(4,377)		(9)		(29)		(372)		(153)		(613)
Net Increase (Decrease)	24,390		21		68		411		583		1,267

Distributions:
Year Ended August 31, 2015
From net investment income	$(18,291	) $	(9	) $	(20	) $	(284	) $	(266	) $	(858)
From net realized gain on
investments	(1,357)		(1)		(2)		(27)		(23)		(71)
Total Dividends and Distributions	$(19,648	) $	(10	) $	(22	) $	(311	) $	(289	) $	(929)
Year Ended August 31, 2014
From net investment income	$(15,399	) $	(6	) $	(24	) $	(301	) $	(285	) $	(805)
From net realized gain on
investments	(64,284)		(29)		(117)		(1,421)		(1,311)		(3,650)
Total Dividends and Distributions	$(79,683	) $	(35	) $	(141	) $	(1,722	) $	(1,596	) $	(4,455)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						International Small Company Fund
						Year Ended	Period Ended
						August 31, 2015	August 31, 2014(a)
Operations
Net investment income (loss)						$77	$(2)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(586)	(44)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						114	(59)
			Net Increase (Decrease) in Net Assets Resulting from Operations			(395)	(105)

Dividends and Distributions to Shareholders
From net investment income						(37)	–
					Total Dividends and Distributions	(37)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions						6,086	7,613
					Total Increase (Decrease) in Net Assets	5,654	7,508

Net Assets
Beginning of period						7,508	–
End of period (including undistributed net investment income as set forth below)						$13,162	$7,508
Undistributed (overdistributed) net investment income (loss)						$86	$(1)
	Class A		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2015(b)
Dollars:
Sold	$2,038		$1,463		$3,580
Reinvested	1		–		–
Redeemed	(471)		(462)		(63)
Net Increase (Decrease)	$1,568		$1,001		$3,517
Shares:
Sold	207		144		357
Reinvested	–		–		–
Redeemed	(48)		(46)		(6)
Net Increase (Decrease)	159		98		351

Period Ended August 31, 2014(a)
Dollars:
Sold	$4,113		$3,500		N/A
Net Increase (Decrease)	$4,113		$3,500		N/A
Shares:
Sold	411		350		N/A
Net Increase (Decrease)	411		350		N/A

Distributions:
Year Ended August 31, 2015(b)
From net investment income $	(20	) $	(17	) $	–
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(20	) $	(17	) $	–
Period Ended August 31, 2014(a)
From net investment income $	–		$–		N/A
From net realized gain on
investments	–		–		N/A
Total Dividends and Distributions $	–		$–		N/A

(a)	Period from June 11, 2014, date operations commenced, through August 31, 2014.
(b)	Period from December 31, 2014, date operations commenced, through August 31, 2015 for Institutional shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Opportunistic Municipal Fund
								Year Ended	Year Ended
								August 31, 2015	August 31, 2014
Operations
Net investment income (loss)								$1,211	$974
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								153	(782)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(19)	3,037
			Net Increase (Decrease) in Net Assets Resulting from Operations					1,345	3,229

Dividends and Distributions to Shareholders
From net investment income								(1,171)	(959)
							Total Dividends and Distributions	(1,171)	(959)

Capital Share Transactions
Net increase (decrease) in capital share transactions								23,023	1,486
							Total Increase (Decrease) in Net Assets	23,197	3,756

Net Assets
Beginning of period								25,553	21,797
End of period (including undistributed net investment income as set forth below)								$48,750	$25,553
Undistributed (overdistributed) net investment income (loss)								$94	$57
	Class A		Class C		Class P Institutional
Capital Share Transactions:
Year Ended August 31, 2015(b)
Dollars:
Sold	$10,767		$1,310		$16,215		$10
Reinvested	381		54		120		–
Redeemed	(5,022)		(691)		(121)		–
Net Increase (Decrease)	$6,126		$673		$16,214		$10
Shares:
Sold	1,051		129		1,581		1
Reinvested	37		5		12		–
Redeemed	(492)		(68)		(12)		–
Net Increase (Decrease)	596		66		1,581		1
Year Ended August 31, 2014(a)
Dollars:
Sold	$4,720		$1,035		$150		N/A
Reinvested	299		37		2		N/A
Redeemed	(4,117)		(632)		(8)		N/A
Net Increase (Decrease)	$902		$440		$144		N/A
Shares:
Sold	490		107		16		N/A
Reinvested	31		4		–		N/A
Redeemed	(436)		(68)		(1)		N/A
Net Increase (Decrease)	85		43		15		N/A

Distributions:
Year Ended August 31, 2015(b)
From net investment income $	(746	) $	(305	) $	(120	) $	–
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions $	(746	) $	(305	) $	(120	) $	–
Year Ended August 31, 2014(a)
From net investment income $	(648	) $	(309	) $	(2)		N/A
From net realized gain on
investments	–		–		–		N/A
Total Dividends and Distributions $	(648	) $	(309	) $	(2)		N/A

(a)	Period from December 30, 2013, date operations commenced, through August 31, 2014 for Class P.
(b)	Period from March 10, 2015, date operations commenced, through August 31, 2015 for Institutional shares.

See accompanying notes.

		STATEMENT OF CHANGES IN NET ASSETS PRINCIPAL FUNDS, INC.

				Origin
				Emerging
Amounts in thousands				Markets Fund
				Period Ended
				August 31, 2015(a)
Operations
Net investment income (loss)				$8,483
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(69,773)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				(110,448)
		Net Increase (Decrease) in Net Assets Resulting from Operations		(171,738)

Capital Share Transactions
Net increase (decrease) in capital share transactions				988,068
			Total Increase (Decrease) in Net Assets	816,330

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$816,330
Undistributed (overdistributed) net investment income (loss)				$7,562
	Class A	Institutional	R-6
Capital Share Transactions:
Period Ended August 31, 2015(a)
Dollars:
Sold	$4,285	$1,011,795	$3,000
Redeemed	(3,965)	(24,197)	(2,850)
Net Increase (Decrease)	$320	$ 987,598	$150
Shares:
Sold	428	99,465	300
Redeemed	(403)	(2,539)	(290)
Net Increase (Decrease)	25	96,926	10

Distributions:
Period Ended August 31, 2015(a)
From net investment income	$–	$–	$–
From net realized gain on
investments	–	–	–
Total Dividends and Distributions	$–	$–	$–

(a)	Period from January 23, 2015, date operations commenced, through August 31, 2015.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Preferred Securities Fund
										Year Ended			Year Ended
										August 31, 2015			August 31, 2014
Operations
Net investment income (loss)											$236,958			$237,359
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											49,548			111,575
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(106,620)			175,910
		Net Increase (Decrease) in Net Assets Resulting from Operations									179,886			524,844

Dividends and Distributions to Shareholders
From net investment income											(243,775)			(236,623)
From net realized gain on investments												(83,916)		(120,538)
				Total Dividends and Distributions							(327,691)			(357,161)

Capital Share Transactions
Net increase (decrease) in capital share transactions											257,382			(235,351)
			Total Increase (Decrease) in Net Assets								109,577			(67,668)

Net Assets
Beginning of period											4,708,288			4,775,956
End of period (including undistributed net investment income as set forth below)											$4,817,865			$4,708,288
Undistributed (overdistributed) net investment income (loss)										$	4,902			$5,412
	Class A	Class C	Class J	Class P	Institutional	R-1		R-2		R-3	R-4		R-5
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$340,004	$93,132	$13,048	$ 880,203	$ 1,019,963	$682		$870		$1,263	$1,874		$2,807
Reinvested	46,336	31,325	2,786	46,933	77,941	93		85		259	108		248
Redeemed	(497,001)	(134,618)	(10,586)	(504,449)	(1,148,639)	(1,151)		(203)		(1,714)		(1,595)	(2,622)
Net Increase (Decrease)	$(110,661)	$ (10,161)	$5,248	$422,687 $	(50,735) $	(376	) $	752		$(192)	$387		$433
Shares:
Sold	32,612	8,966	1,283	85,020	98,395	66		85		123	182		273
Reinvested	4,476	3,031	275	4,564	7,567	9		8		25	11		24
Redeemed	(47,650)	(12,948)	(1,040)	(48,878)	(110,633)	(112)		(20)		(167)		(157)	(256)
Net Increase (Decrease)	(10,562)	(951)	518	40,706	(4,671)	(37)		73		(19)	36		41
Year Ended August 31, 2014
Dollars:
Sold	$274,121	$68,995	$11,371	$568,456 $	679,526	$358		$196		$1,587	$738		$1,541
Reinvested	68,946	39,637	2,660	33,420	89,750	120		56		245	133		244
Redeemed	(641,229)	(244,016)	(9,415)	(483,997)	(691,153)	(553)		(448)		(1,996)		(1,139)	(3,505)
Net Increase (Decrease)	$(298,162)	$ (135,384)	$ 4,616	$117,879 $	78,123	$(75	) $	(196)		$(164)	$(268	) $	(1,720)
Shares:
Sold	26,739	6,741	1,125	55,338	66,346	35		19		156	73		151
Reinvested	6,810	3,923	268	3,309	8,888	12		6		24	13		24
Redeemed	(62,410)	(23,888)	(935)	(47,766)	(67,894)	(54)		(44)		(198)		(112)	(347)
Net Increase (Decrease)	(28,861)	(13,224)	458	10,881	7,340	(7)		(19)		(18)		(26)	(172)

Distributions:
Year Ended August 31, 2015
From net investment income	$ (39,030)	$ (32,829) $	$(2,087)	(63,214) $	(106,028) $	(67	) $	(64)		$(187)	$(83	) $	(186)
From net realized gain on
investments	(14,424)	(13,694)	(723)	(20,040)	(34,826)	(26)		(24)		(72)		(25)	(62)
Total Dividends and Distributions	$ (53,454)	$ (46,523) $	(2,810)	$ (83,254)	$ (140,854)	$(93	) $	(88	) $	(259)	$(108	) $	(248)
Year Ended August 31, 2014
From net investment income	$ (50,550)	$ (36,746)	$ (1,796)	$ (44,363)	$ (102,643)	$(78	) $	(41	)$	(162)	$(81	) $	(163)
From net realized gain on
investments	(26,933)	(22,683)	(883)	(22,434)	(47,326)	(43)		(20)		(83)		(52)	(81)
Total Dividends and Distributions	$ (77,483)	$ (59,429)	$(2,679)	$ (66,797)	$ (149,969)	$(121	) $	(61	)$	(245)	$(133	) $	(244)

See accompanying notes.

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

				Real Estate
Amounts in dollars				Allocation Fund
				Period Ended
				August 31, 2015(a)
Operations
Net investment income (loss)				$2,941
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(12)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				(18,424)
			Net Increase (Decrease) in Net Assets Resulting from Operations	(15,495)

Dividends and Distributions to Shareholders
From net investment income				(1,552)
			Total Dividends and Distributions	(1,552)

Capital Share Transactions
Net increase (decrease) in capital share transactions				337,431
			Total Increase (Decrease) in Net Assets	320,384

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$320,384
Undistributed (overdistributed) net investment income (loss)				$1,453
	Class A		Institutional
Capital Share Transactions:
Period Ended August 31, 2015(a)
Dollars:
Sold	$339,860		$10,000
Reinvested	1,479		73
Redeemed	(13,981)		–
Net Increase (Decrease)	$327,358		$10,073
Shares:
Sold	33,529		1,000
Reinvested	148		7
Redeemed	(1,386)		–
Net Increase (Decrease)	32,291		1,007

Distributions:
Period Ended August 31, 2015(a)
From net investment income	$(1,479	) $	(73)
From net realized gain on
investments	–		–
Total Dividends and Distributions	$(1,479	) $	(73)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

					STATEMENT OF CHANGES IN NET ASSETS
					PRINCIPAL FUNDS, INC.

						Real Estate
						Debt Income
Amounts in thousands						Fund
						Period Ended
						August 31, 2015(a)
Operations
Net investment income (loss)						$926
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(1)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						(932)
			Net Increase (Decrease) in Net Assets Resulting from Operations			(7)

Dividends and Distributions to Shareholders
From net investment income						(937)
					Total Dividends and Distributions	(937)

Capital Share Transactions
Net increase (decrease) in capital share transactions						45,502
					Total Increase (Decrease) in Net Assets	44,558

Net Assets
Beginning of period						–
End of period (including undistributed net investment income as set forth below)						$44,558
Undistributed (overdistributed) net investment income (loss)						$(1)
	Class A		Class P		Institutional
Capital Share Transactions:
Period Ended August 31, 2015(a),(b)
Dollars:
Sold	$22,658		$113		$22,857
Reinvested	1		1		6
Redeemed	(114)		–		(20)
Net Increase (Decrease)	$22,545		$114		$22,843
Shares:
Sold	2,275		12		2,294
Reinvested	–		–		1
Redeemed	(12)		–		(2)
Net Increase (Decrease)	2,263		12		2,293

Distributions:
Period Ended August 31, 2015(a),(b)
From net investment income	$(447	) $	(1	) $	(489)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions	$(447	) $	(1	) $	(489)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(b)	Period from June 15, 2015, date operations commenced, through August 31, 2015 for Class P shares.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Small-MidCap Dividend Income Fund
						Year Ended	Year Ended
						August 31, 2015	August 31, 2014
Operations
Net investment income (loss)						$47,582	$25,810
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						45,159	32,133
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						(219,893)	97,318
			Net Increase (Decrease) in Net Assets Resulting from Operations			(127,152)	155,261

Dividends and Distributions to Shareholders
From net investment income						(37,522)	(17,529)
From net realized gain on investments						(35,479)	(15,942)
					Total Dividends and Distributions	(73,001)	(33,471)

Capital Share Transactions
Net increase (decrease) in capital share transactions						596,664	685,153
					Total Increase (Decrease) in Net Assets	396,511	806,943

Net Assets
Beginning of period						1,322,629	515,686
End of period (including undistributed net investment income as set forth below)						$1,719,140	$1,322,629
Undistributed (overdistributed) net investment income (loss)						$25,863	$12,924
	Class A		Class C	Class P	Institutional
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$84,482		$67,856	$ 324,713	$447,792
Reinvested	6,909		3,627	23,766	34,344
Redeemed	(77,993)		(22,421)	(205,921)	(90,490)
Net Increase (Decrease)	$13,398		$49,062	$ 142,558	$391,646
Shares:
Sold	6,099		4,924	23,172	32,084
Reinvested	507		268	1,720	2,507
Redeemed	(5,663)		(1,650)	(14,775)	(6,610)
Net Increase (Decrease)	943		3,542	10,117	27,981
Year Ended August 31, 2014
Dollars:
Sold	$175,525		$77,309	$ 474,606	$138,425
Reinvested	6,540		1,506	7,658	16,413
Redeemed	(142,261)		(7,222)	(47,993)	(15,353)
Net Increase (Decrease)	$39,804		$71,593	$ 434,271	$139,485
Shares:
Sold	13,048		5,762	34,168	9,718
Reinvested	488		113	561	1,222
Redeemed	(10,249)		(530)	(3,453)	(1,159)
Net Increase (Decrease)	3,287		5,345	31,276	9,781

Distributions:
Year Ended August 31, 2015
From net investment income	$(3,795	) $	(1,706) $	(13,745)	$(18,276)
From net realized gain on
investments	(4,107)		(2,536)	(12,056)	(16,780)
Total Dividends and Distributions	$(7,902	) $	(4,242) $	(25,801)	$(35,056)
Year Ended August 31, 2014
From net investment income	$(3,600	) $	(751) $	(4,235)	$(8,943)
From net realized gain on
investments	(3,361)		(998)	(4,089)	(7,494)
Total Dividends and Distributions	$(6,961	) $	(1,749) $	(8,324)	$(16,437)

See accompanying notes.

STATEMENT OF CASH FLOWS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

Opportunistic
Amounts in thousands	Municipal Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$1,345
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(39,222)
Proceeds from sale of investment securities	16,675
Net sales or (purchases) of short term securities	600
Increase in fund shares sold receivable	(2,105)
Increase in accrued interest receivable	(198)
Decrease in accrued fees, expenses, prepaid expenses, and expense reimbursement from Manager	2
Increase in fund shares redeemed	5
Increase in dividends payable	35
Decrease in interest expense and fees payable	(3)
Decrease in investment securities purchased	(228)
Net accretion of bond discounts and amortization of premiums	147
Unrealized depreciation on investments	19
Net realized gain from investments	(153)
Net cash used in operating activities	(23,081)

Cash Flows from Financing Activities:
Decrease in payable for floating rate notes issued	(584)
Proceeds from shares sold	28,302
Payment on shares redeemed	(5,834)
Dividends and distributions paid to shareholders	(616)
Net cash provided by financing activities	21,268

Net decrease in cash	(1,813)

Cash:
Beginning of period	$1,992
End of period	$179

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$555
Cash paid during the year for interest expense and fees	18

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Blue Chip Fund, Bond Market Index Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Global Opportunities Fund, International Equity Index Fund, International Small Company Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund and Small-MidCap Dividend Income Fund (known as the "Funds") are presented herein. The Funds offer up to eleven classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, R-5 and R-6. Certain detailed financial information for Class A, Class C and Class P shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the period. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective September 30, 2013, the initial purchases of $10,000 of Class A, Class C and Class P shares of Blue Chip Fund were made by Principal Management Corporation (the “Manager”).

Effective September 30, 2013, the initial purchases of $10,000 of Class A, Class C and Class P shares of Global Opportunities Fund were made by the Manager.

Effective December 30, 2013, the initial purchase of $10,000 of Class P shares of Opportunistic Municipal Fund was made by the Manager.

Effective September 10, 2014, the initial purchases of $10,000,000 of Class A and Institutional shares of Credit Opportunities Explorer Fund were made by Principal Financial Services, Inc.

Effective September 10, 2014, the initial purchases of $7,500,000 of Class A and Institutional shares of Dynamic High Yield Explorer Fund were made by Principal Financial Services, Inc.

Effective December 31, 2014, the initial purchase of $10,000 of R-6 shares of Diversified Real Asset Fund was made by the Manager.

Effective December 31, 2014, the initial purchase of $10,000 of Institutional shares of International Small Company Fund was made by the Manager.

Effective December 31, 2014, the initial purchases of $10,000 of Class A and Institutional shares of Real Estate Allocation Fund were made by the Manager.

Effective December 31, 2014, the initial purchases of $10,000,000 of Class A and Institutional shares of Real Estate Debt Income Fund were made by Principal Financial Services, Inc. On February 6, 2015, February 13, 2015, and February 20, 2015, additional purchases totaling $12,500,000 of Class A and Institutional shares were made by Principal Financial Services, Inc.

Effective January 23, 2015, the initial purchases of $4,000,000, $3,000,000 and $3,000,000 of Class A, Institutional and R-6 shares, respectively, of Origin Emerging Markets Fund were made by Principal Financial Services, Inc.

Effective March 10, 2015, the initial purchase of $10,000 of Institutional Class of Opportunistic Municipal Fund was made by the Manager.

Effective June 15, 2015, the initial purchase of $10,000 of Class P shares of Real Estate Debt Income Fund was made by the Manager.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

2. Significant Accounting Policies (Continued)

Security Valuation. Real Estate Allocation Fund invests in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Funds (with the exception of Real Estate Allocation Fund) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service.

Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Global		International		International		Origin Emerging
Opportunities Fund		Equity Index Fund		Small Company Fund		Markets Fund
Japanese Yen	8.8%	Euro	30.0%	Japanese Yen	27.8%	Hong Kong Dollar	34.9%
Euro	8.2	Japanese Yen	22.4	Euro	24.5	New Taiwan Dollar	16.0
British Pound	7.7	British Pound	18.7	British Pound	22.8	South Korean Won	5.1
		Swiss Franc	9.4	Canadian Dollar	7.5
		Australian Dollar	6.3

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

2. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other fund expenses not directly attributed a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that the Real Estate Allocation Fund bears directly, the Real Estate Allocation Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Expenses included in the statement of operations of Real Estate Allocation Fund reflect the expenses of Real Estate Allocation Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. With respect to Opportunistic Municipal Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, options and futures contracts, certain defaulted securities, Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, REITs, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended August 31, 2015, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2012 - 2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended August 31, 2015, Blue Chip Fund, Global Opportunities Fund, International Equity Index Fund, and Preferred Securities Fund each borrowed from the Facility. Blue Chip Fund, Bond Market Index Fund, Diversified Real Asset Fund, Global Multi-Strategy Fund, International Equity Index Fund, and Origin Emerging Markets Fund each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .10% on the amount of the line of credit. During the year ended August 31, 2015, Blue Chip Fund and Diversified Real Asset Fund, borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Commodity Linked Notes. Diversified Real Asset Fund invests in structured notes whose market values are primarily derived from changes in the value of various commodity indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the fair value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

Credit Opportunities Explorer Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund have financial instruments that are subject to Master Agreements or similar agreements.

As of August 31, 2015, financial assets and liabilities subject to Master Netting Agreements or similar agreements were as follows (amounts in thousands):

Fund: Credit Opportunities Explorer Fund
Financial Derivative Instruments: Over the Counter Summary

Counterparty
Barclays Bank PLC
Assets*
Total Return Swaps	$13
Total OTC	$13

Liabilities*
Total Return Swaps	$(6)
Total OTC	$(6)

Net Market Value of OTC Derivatives	$7
Collateral (Received)/Pledged**	—
Net Exposure	$7

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

3. Operating Policies (Continued)

Fund: Diversified Real Asset Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	BOA	BARC	BNP	CITI	CS	DB	GOLD	HSBC		JPM	ML	MS	RBS	SB	UBS	Total
Assets*
Foreign Currency
Contracts	$—	$11	$258	$145	$1	$305	$78	$331		$3,671	$—	$—	$34	$6	$110	$4,950
Purchased Interest
Rate Swaptions	—	419	—	—	—	—	—	—		—	—	—	—	—	—	419
Total OTC	$—	$430	$258	$145	$1	$305	$78	$331		$3,671	$—	$—	$34	$6	$110	$5,369

Liabilities*
Foreign Currency
Contracts	$(192)	$(2)	$(137)	$(277)	$—	$(246)	$—	$—	$(1,986)		$(1)	$(30)	$—	$(23)	$(235)	$(3,129)
Interest Rate Swaps	—	(108)	—	—	—	—	—	—		—	—	—	—	—	—	(108)
Written Interest Rate
Swaptions	—	(1,177)	—	—	—	—	—	—		—	—	—	—	—	—	(1,177)
Total OTC	$(192)	$(1,287)	$(137)	$(277)	$—	$(246)	$—	$—	$(1,986)		$(1)	$(30)	$—	$(23)	$(235)	$(4,414)

Net Market Value of
OTC Derivatives	$(192)	$(857)	$121	$(132)	$1	$59	$78	$331		$1,685	$(1)	$(30)	$34	$(17)	$(125)	$955
Collateral
(Received)/Pledged**	—	750	—	—	—	—	—	—		(1,541)	—	—	—	—	—	(791)
Net Exposure	$(192)	$(107)	$121	$(132)	$1	$59	$78	$331		$144	$(1)	$(30)	$34	$(17)	$(125)	$164

Fund: Global Multi-Strategy Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	BOA	BARC	BNP	BNY	CITI	CS	DB	GOLD		HSBC	JPM	ML	MS	RBS	SS	Total
Assets*
Credit Default Swaps	$—	$2,404	$—	$—	$1,724	$—	$—	$—		$4,822	$3,782	$205	$—	$—	$—	$12,937
Equity Basket Swaps	—	—	—	—	—	—	4,989		—	—	—	—	8,522	—	—	13,511
Foreign Currency
Contracts	15,990	—	774	2,339	7,290	7,945	5	751		174	—	314	177	182	192	36,133
Interest Rate Swaps	22	153	—	—	—	—	—		—	—	49	—	—	—	—	224
Purchased Interest
Rate Swaptions	—	—	—	—	—	—	103		—	—	29	83	—	—	—	215
Synthetic Futures	148	—	—	—	—	—	—		—	—	—	—	731	—	—	879
Total Return Swaps	—	—	—	—	89	—	—		—	—	—	—	—	—	—	89
Total OTC	$16,160	$2,557	$774	$2,339	$9,103	$7,945	$5,097	$751		$4,996	$3,860	$602	$9,430	$182	$192	$63,988

Liabilities*
Credit Default Swaps	$—	$—	$—	$—	$(370)	$—	$—	$—		$—	$(272)	$—	$(112)	$—	$—	$(754)
Equity Basket Swaps	(53)	—	—	—	—	—	(373)		—	—	—	—	(1,863)	—	—	(2,289)
Foreign Currency
Contracts	(11,108)	—	—	(188)	(6,962)	(6,850)	(118)	(88)		—	(39)	(274)	—	—	—	(25,627)
Synthetic Futures	(868)	—	—	—	—	—	—		—	—	—	—	(48)	—	—	(916)
Total Return Swaps	—	—	—	—	(29)	—	—		—	—	—	—	—	—	—	(29)
Written Interest Rate
Swaptions	—	—	—	—	—	—	—		—	—	—	(2)	—	—	—	(2)
Total OTC	$(12,029)	$—	$—	$(188)	$(7,361)	$(6,850)	$(491)	$(88)		$—	$(311)	$(276)	$(2,023)	$—	$—	$(29,617)

Net Market Value of
OTC Derivatives	$4,131	$2,557	$774	$2,151	$1,742	$1,095	$4,606	$663		$4,996	$3,549	$326	$7,407	$182	$192	$34,371
Collateral
(Received)/Pledged**	—	(1,550)	—	—	(301)	(779)	(73)		—	(2,850)	(2,990)	—	—	—	—	(8,543)
Net Exposure	$4,131	$1,007	$774	$2,151	$1,441	$316	$4,533	$663		$2,146	$559	$326	$7,407	$182	$192	$25,828

							Total Borrowings and
	Repurchase Agreement			Payable for Reverse			Other Financing					Collateral
Counterparty	Proceeds to be Received			Repurchase Agreements				Transactions			(Received)/Pledged				Net Exposure
Barclays Bank PLC		$103,544			$(108,836)			$(5,292)				$8,408			$0

* Represents amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the statements of assets and liabilities.

** Collateral pledged or received may be in excess of recognized assets or liabilities, see the schedule of investments.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Collateral information relating to securities on loan is included in the securities lending note to financial statements.

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions.

Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Floating Rate Notes Issued in Conjunction with Securities Held. Opportunistic Municipal Fund has entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objectives. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. During the period when the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Options Contracts. During the period Global Multi-Strategy Fund, Diversified Real Asset Fund, and Preferred Securities Fund wrote call and put options on swaps, securities, indices and currencies they own or in which they may invest for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at period end are included in the Funds' schedules of investments. Transactions in options written during the year ended August 31, 2015, were as follows:

		Notional Amount
Diversified Real Asset Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	32,300	$467
Options written	200,398,856	99,480	5,146
Options expired	(1,063)	(10,300)	(429)
Options closed	(102,341,064)	(31,660)	(2,376)
Options exercised	(608)	(10,300)	(266)
Balance at end of period	98,056,121	79,520	$2,542

		Notional Amount
Global Multi-Strategy Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	8,566,360	268,300	$4,601
Options written	37,323,910	595,011	16,063
Options expired	(16,007,909)	(79,300)	(2,641)
Options closed	(8,277,938)	(289,011)	(9,834)
Options exercised	(1,500,638)	—	(92)
Balance at end of period	20,103,785	495,000	$8,097

		Notional Amount
Preferred Securities Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	—	$—
Options written	411,730	—	241,195
Options expired	(97,780)	—	(47,470)
Options closed	(272,688)	—	(173,950)
Options exercised	(19,770)	—	(7,032)
Balance at end of period	21,492	—	$12,743

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

In addition, Global Multi-Strategy Fund may enter into repurchase agreements with certain counterparties that are collateralized by assets other than U.S. government or U.S. government agency securities. The collateral pledged by the counterparty under these repurchase agreements is maintained in a segregated account at the counterparty’s custodian. After entering into the repurchase agreement, the fund may sell short the security pledged by the counterparty as collateral in anticipation of a decline in market value. Upon the settlement of the short sale, the fund will unwind the repurchase agreement.

Although the repurchase agreements are typically open-ended through the maturity date of the collateral, the fund has a right to terminate the repurchase agreement at any time with two days’ notice. During periods of high demand for the collateral security, the fund may also pay the counterparty a fee and the amount is recorded as interest expense on the statement of operations.

Global Master Repurchase Agreements govern the repurchase and reverse repurchase transactions between the fund and the counterparty. Collateral requirements for certain counterparties may be determined on a total exposure basis, rather than on an individual repurchase agreement or reverse repurchase agreement basis in order to determine the collateral to be received or pledged.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Reverse Repurchase Agreements. Global Multi-Strategy Fund has entered into reverse repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund’s restrictions on borrowing. Reverse repurchase agreements may increase the volatility of a fund and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. The fund must segregate assets in an amount equal to the amount the fund owes pursuant to the terms of the reverse repurchase agreements. Reverse repurchase agreements are shown as a separate line item on the statements of assets and liabilities. Interest payments made are shown as reverse repurchase agreement interest expense on the statements of operations.

Securities Lending. To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The cash collateral received is usually invested in an SEC-registered money market mutual fund and the Funds could realize a loss on such investments. Further, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium received for lending certain types of securities. Security lending income is shown in each fund’s statement of operations. As of August 31, 2015, the Funds had securities on loan as follows (in thousands):

	Market Value	Collateral Value
Small-MidCap Dividend Income Fund	$55,842	$57,067

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Sell-buyback arrangements. During the period Global Multi-Strategy Fund entered into sell-buyback arrangements. In a sell-buyback arrangement the fund sells and simultaneously agrees to repurchase the same security at a future settlement date. The repurchase price is an agreed-upon rate. The purchaser of the securities maintains legal title of the securities during the term of the arrangement.

Sell-buyback arrangements are considered financing transactions for financial reporting purposes. The liability associated with the buyback of the security is reflected as a secured borrowing on the statements of assets and liabilities. The cost of the financing transaction is shown as a decrease to interest income in the statements of operations.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. These unfunded loan commitments which are marked to market daily, are footnoted in the schedules of investments, shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of August 31, 2015, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Diversified Real Asset Fund	$96	$(1)
Global Multi-Strategy Fund	61	(1)

Short Sales. Bond Market Index Fund and Global Multi-Strategy Fund entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Swap Agreements. Credit Opportunities Explorer Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A Fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of August 31, 2015 for which a Fund is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Synthetic futures, which are total return swaps on futures contracts, along with equity basket swaps generally involve the commitment to receive positive returns or pay negative returns on a specified reference security, basket of securities, security index or index component without actually owning the underlying position.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

As of August 31, 2015, counterparties had pledged collateral for swap agreements of $9,490,393 for the Global Multi-Strategy Fund. The collateral is maintained in a segregated account and is not recorded in the books and records of Global Multi-Strategy Fund.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of Real Estate Allocation Fund, (singly, “a fund of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the fund of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, Real Estate Allocation Fund, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account. Principal Real Estate Investors, LLC, (“Principal-REI”) is Sub-advisor to Real Estate Allocation Fund and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios and PVC SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, Principal-REI and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of August 31, 2015, the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and Real Estate Allocation Fund owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
Blue Chip Fund	96.50%
Bond Market Index Fund	89.70
Diversified Real Asset Fund	30.52
Global Multi-Strategy Fund	57.15
Global Opportunities Fund	99.03
International Equity Index Fund	52.85
International Small Company Fund	2.59
Origin Emerging Markets Fund	64.61
Preferred Securities Fund	1.03
Real Estate Debt Income Fund	0.33
Small-MidCap Dividend Income Fund	30.43

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the

U.	S. Government.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives August 31, 2015		Liability Derivatives August 31, 2015
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Opportunities Explorer Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$13	Payables, Net Assets Consist of Net unrealized	$6
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$13*	Payables, Net Assets Consist of Net unrealized	$12	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total $ 26			$18
Diversified Real Asset Fund
Foreign exchange contracts	Receivables	$ 7,729	Payables	$4,288
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 723*	Payables, Net Assets Consist of Net unrealized	$1,955	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total $ 8,452			$6,243
Global Multi-Strategy Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 12,938	Payables, Net Assets Consist of Net unrealized	$771
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 62,945*	Payables, Net Assets Consist of Net unrealized	$24,802	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 38,145	Payables	$26,428
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 2,688*	Payables, Net Assets Consist of Net unrealized	$4,212	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total $ 116,716			$56,213
International Equity Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$79*	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Origin Emerging Markets Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —	Payables, Net Assets Consist of Net unrealized	$2,964	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Preferred Securities Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 25,410	Payables, Net Assets Consist of Net unrealized	$11,865
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts and certain synthetic futures as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Credit Opportunities Explorer Fund
Credit contracts	Net realized gain (loss) from Swap	$(91)	$—
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Futures	$(20)	$7
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Swap agreements
Interest rate contracts	Net realized gain (loss) from Futures	$(552)	$1
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(663)	$8
Diversified Real Asset Fund
Foreign exchange contracts	Net realized gain (loss) from Investment	$5,770	$(87)
	transactions, Foreign currency transactions,
	and Options and swaptions/Change in
	unrealized appreciation/(depreciation) of
	Investments, Options and swaptions, and
	Translation of assets and liabilities in
	foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(3,901)	$(125)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$1,869	$(212)

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Global Multi-Strategy Fund
Credit contracts	Net realized gain (loss) from Options and	$(680)	$3,021
	swaptions and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Options and swaptions and Swap
	agreements
Equity contracts	Net realized gain (loss) from Investment	$(22,378)	$32,414
	transaction, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
Foreign exchange contracts	Net realized gain (loss) from Investment	$54,116	$6,358
	transactions, Foreign currency transactions,
	and Options and swaptions/Change in
	unrealized appreciation/(depreciation) of
	Investments, Options and swaptions, and
	Translation of assets and liabilities in
	foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$10,915	$(4,571)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$41,973	$37,222
International Equity Index Fund
Equity contracts	Net realized gain (loss) from Futures	$(469)	$177
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Origin Emerging Markets Fund
Equity contracts	Net realized gain (loss) from Futures	$(4,730)	$(2,964)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Preferred Securities Fund
Equity contracts	Net realized gain (loss) from Investment	$18,967	$—
	transactions and Options and swaptions/
	Change in unrealized
	appreciation/(depreciation) of Investments
	and Options and swaptions
Interest rate contracts	Net realized gain (loss) from Investment	$(10,744)	$(830)
	transactions, Futures contracts, and Options
	and swaptions/Change in unrealized
	appreciation/(depreciation) of Investments,
	and Options and swaptions
	Total	$8,223	$(830)

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by International Equity Index Fund and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Credit Opportunities Explorer Fund, Diversified Real Asset Fund and the Global Multi-Strategy Fund. The Preferred Securities Fund uses long and short U.S. Treasury futures contracts to mitigate interest rate volatility. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended August 31, 2015.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information when determining fair valuation.

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

August 31, 2015

4. Fair Valuation (Continued)

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3. The table below includes transfers from Level 1 to Level 2 at August 31, 2015 due to lack of exchange traded valuation data; however, observable market inputs were available to support these valuations:

Global Multi-Strategy Fund	$476,699
Preferred Securities Fund	8,434,587

Below are transfers from Level 2 to Level 1 at August 31, 2015 due to the resumption of trading for previous thinly traded securities:

Global Multi-Strategy Fund	$51,126
Preferred Securities Fund	73,906,619

The following is a summary of the inputs used as of August 31, 2015 in valuing the Funds' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Blue Chip Fund
Common Stocks*		$1,254,688	$—	$—	$1,254,688
Investment Companies*		14,196	—	—	14,196
	Total investments in securities $	1,268,884	$—	$—	$1,268,884

Bond Market Index Fund
Bonds*		$—	$438,101	$—	$438,101
Investment Companies*		138,755	—	—	138,755
Municipal Bonds*		—	10,657	—	10,657
U.S. Government & Government Agency Obligations*		—	797,977	—	797,977
	Total investments in securities $	138,755	$1,246,735	$—	$1,385,490
Short Sales
U.S. Government & Government Agency Obligations		$ —	$(329)	—	$(329)
	Total Short Sales $	—	$(329)	—	$(329)

			Level 2 - Other
			Significant Observable	Level 3 - Significant
Credit Opportunities Explorer Fund		Level 1 - Quoted	Inputs	Unobservable Inputs	Totals (Level 1,2,3)
Bonds*		$—	$16,116	$—	$16,116
Investment Companies*		1,696	—	—	1,696
Senior Floating Rate Interests*		—	675	—	675
	Total investments in securities $	1,696	$16,791	$—	$18,487
Assets
Equity Contracts**
Total Return Swaps		—	13	—	13
Interest Rate Contracts**
Futures		$13	$—	$—	$13
Liabilities
Equity Contracts**
Total Return Swaps		—	(6)	—	(6)
Interest Rate Contracts**
Futures		$(12)	$—	$—	$(12)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

4. Fair Valuation (Continued)

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified Real Asset Fund
Bonds*	$—	$231,797	$—	$231,797
Commodity Indexed Structured Notes*	—	131,526	—	131,526
Common Stocks
Basic Materials	118,404	73,104	—	191,508
Communications	1,284	14,874	—	16,158
Consumer, Cyclical	21,949	9,611	—	31,560
Consumer, Non-cyclical	65,543	79,662	—	145,205
Diversified	3,466	10,488	—	13,954
Energy	774,961	11,591	—	786,552
Financial	251,826	104,135	—	355,961
Industrial	114,807	65,362	—	180,169
Utilities	120,385	100,353	—	220,738
Investment Companies*	430,521	—	—	430,521
Senior Floating Rate Interests*	—	590,330	—	590,330
U.S. Government & Government Agency Obligations*	—	373,506	—	373,506
Purchased Interest Rate Swaptions	—	419	—	419
Purchased Capped Options	—	—	—	—
Purchased Options	219	2,779	—	2,998
Total investments in securities $	1,903,365	$1,799,537	$—	$3,702,902
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$4,950	$—	$4,950
Interest Rate Contracts**
Futures	$85	$—	$—	$85
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(3,129)	$—	$(3,129)
Written Options	—	(1,159)	—	(1,159)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(286)	$—	$(286)
Futures	(354)	—	—	(354)
Interest Rate Swaps	—	(108)	—	(108)
Interest Rate Swaptions	—	(1,177)	—	(1,177)
Options	(30)	—	—	(30)

Dynamic High Yield Explorer Fund
Bonds*	$—	$5,339	$—	$5,339
Investment Companies*	628	—	—	628
Senior Floating Rate Interests*	—	8,966	—	8,966
Total investments in securities $	628	$14,305	$—	$14,933

Global Multi-Strategy Fund
Bonds*	$—	$685,308	$14,148	$699,456
Common Stocks
Basic Materials	53,872	24,125	—	77,997
Communications	94,315	24,040	—	118,355
Consumer, Cyclical	156,604	33,306	—	189,910
Consumer, Non-cyclical	355,547	45,458	—	401,005
Diversified	—	348	—	348
Energy	45,449	3,687	—	49,136
Exchange Traded Funds	—	47	—	47
Financial	174,850	41,512	2,832	219,194
Industrial	136,496	46,143	—	182,639
Technology	94,106	11,720	—	105,826
Utilities	28,761	5,200	—	33,961
Convertible Bonds*	—	79,078	—	79,078
Convertible Preferred Stocks
Basic Materials	2,287	—	—	2,287
Communications	2,334	157	275	2,766
Consumer, Cyclical	1,140	43	—	1,183
Consumer, Non-cyclical	8,421	1,972	—	10,393
Energy	1,929	605	—	2,534
Financial	2,749	2,715	—	5,464
Technology	—	—	123	123
Utilities	4,616	—	—	4,616

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

4. Fair Valuation (Continued)

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Multi-Strategy Fund (Continued)
Investment Companies*	763,017	—	—	763,017
Preferred Stocks
Communications	—	891	938	1,829
Consumer, Cyclical	—	2,994	—	2,994
Financial	—	1,190	529	1,719
Industrial	—	—	151	151
Technology	—	194	299	493
Repurchase Agreements*	—	103,544	—	103,544
Senior Floating Rate Interests*	—	50,658	—	50,658
U.S. Government & Government Agency Obligations*	—	110,701	—	110,701
Purchased Interest Rate Swaptions	—	215	—	215
Purchased Options	28,520	2,012	—	30,532
Total investments in securities $	1,955,013	$1,277,863	$19,295	$3,252,171
Short Sales
Bonds	$—	$(70,632)	$—	$(70,632)
Common Stocks
Basic Materials	(14,052)	(3,906)	—	(17,958)
Communications	(36,918)	(5,236)	—	(42,154)
Consumer, Cyclical	(47,922)	(6,241)	—	(54,163)
Consumer, Non-cyclical	(80,627)	(5,473)	—	(86,100)
Energy	(13,830)	(3,436)	—	(17,266)
Financial	(75,880)	(7,345)	—	(83,225)
Industrial	(39,844)	(7,298)	—	(47,142)
Technology	(48,640)	(1,701)	—	(50,341)
Utilities	(15,514)	(590)	—	(16,104)
Preferred Stocks
Basic Materials	—	(366)	—	(366)
Consumer, Cyclical	—	(252)	—	(252)
Consumer, Non-cyclical	—	(89)	—	(89)
Total Short Sales $	(373,227)	$(112,565)	$—	$(485,792)
Assets
Credit Contracts**
Credit Default Swaps	$—	$12,937	$—	$12,937
Exchange Cleared Credit Default Swaps	—	1	—	1
Equity Contracts**
Futures	$20,006	$—	$—	$20,006
Synthetic Futures	—	819	—	819
Total Return Equity Basket Swaps	—	13,511	—	13,511
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$36,133	$—	$36,133
Interest Rate Contracts**
Futures	$2,189	$—	$—	$2,189
Interest Rate Swaps	—	224	—	224
Synthetic Futures	—	60	—	60
Total Return Swaps	—	89	—	89
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(754)	$—	$(754)
Exchange Cleared Credit Default Swaps	—	(17)	—	(17)
Equity Contracts**
Futures	$(9,408)	$—	$—	$(9,408)
Options	(13,020)	—	—	(13,020)
Synthetic Futures	—	(56)	—	(56)
Total Return Equity Basket Swaps	—	(2,289)	—	(2,289)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(25,627)	$—	$(25,627)
Written Options	—	(801)	—	(801)
Interest Rate Contracts**
Futures	$(3,350)	$—	$—	$(3,350)
Interest Rate Swaptions	—	(2)	—	(2)
Synthetic Futures	—	(860)	—	(860)
Total Return Swaps	—	(29)	—	(29)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

4. Fair Valuation (Continued)

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Opportunities Fund
Common Stocks
Basic Materials		$9,901	$4,701	$—	$14,602
Communications		51,678	16,374	—	68,052
Consumer, Cyclical		85,045	66,125	—	151,170
Consumer, Non-cyclical		268,274	168,191	—	436,465
Energy		44,788	17,605	—	62,393
Financial		166,402	129,993	—	296,395
Industrial		41,003	3,714	—	44,717
Technology		110,585	—	—	110,585
Utilities		35,742	26,384	—	62,126
Investment Companies*		16,325	—	—	16,325
	Total investments in securities $	829,743	$433,087	$—	$1,262,830

International Equity Index Fund
Common Stocks
Basic Materials		$—	$47,100	$—	$47,100
Communications		—	58,454	—	58,454
Consumer, Cyclical		—	95,950	—	95,950
Consumer, Non-cyclical		189	190,209	—	190,398
Diversified		—	2,295	—	2,295
Energy		—	37,738	—	37,738
Exchange Traded Funds		9,032	—	—	9,032
Financial		—	199,258	—	199,258
Industrial		—	90,673	—	90,673
Technology		—	19,314	—	19,314
Utilities		—	28,510	—	28,510
Investment Companies*		14,838	—	—	14,838
Preferred Stocks
Basic Materials		—	190	—	190
Consumer, Cyclical		—	2,882	—	2,882
Consumer, Non-cyclical		—	1,182	—	1,182
	Total investments in securities $	24,059	$773,755	$—	$797,814
Assets
Equity Contracts**
Futures		$79	$—	$—	$79

International Small Company Fund
Common Stocks
Basic Materials		$98	$747	$—	$845
Communications		78	621	—	699
Consumer, Cyclical		89	2,724	—	2,813
Consumer, Non-cyclical		103	1,955	—	2,058
Energy		294	276	—	570
Financial		171	2,696	—	2,867
Industrial		136	2,111	—	2,247
Technology		122	519	—	641
Utilities		—	237	—	237
Investment Companies*		71	—	—	71
Preferred Stocks
Industrial		—	69	—	69
	Total investments in securities $	1,162	$11,955	$—	$13,117

Opportunistic Municipal Fund
Bonds*		$—	$509	$—	$509
Common Stocks*		518	—	—	518
Municipal Bonds*		—	48,374	—	48,374
	Total investments in securities $	518	$48,883	$—	$49,401

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

4. Fair Valuation (Continued)

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Origin Emerging Markets Fund
Common Stocks
Basic Materials		$9,332	$39,431	$—	$48,763
Communications		4,249	67,698	—	71,947
Consumer, Cyclical		16,699	64,153	—	80,852
Consumer, Non-cyclical		34,706	56,865	6,246	97,817
Diversified		—	7,698	—	7,698
Energy		—	12,755	—	12,755
Financial		4,215	167,981	—	172,196
Industrial		39,137	95,141	—	134,278
Technology		99,224	10,314	—	109,538
Utilities		—	36,846	—	36,846
Investment Companies*		25,792	—	—	25,792
	Total investments in securities $	233,354	$558,882	$6,246	$798,482
Liabilities
Equity Contracts**
Futures		$(2,964)	$—	$—	$(2,964)

Preferred Securities Fund
Bonds*		$—	$2,711,543	$—	$2,711,543
Convertible Bonds*		—	5,756	—	5,756
Convertible Preferred Stocks
Financial		71,883	—	—	71,883
Investment Companies*		81,879	—	—	81,879
Preferred Stocks
Communications		164,461	110,113	—	274,574
Consumer, Non-cyclical		—	24,587	—	24,587
Financial		1,259,459	133,659	—	1,393,118
Government		—	56,462	—	56,462
Industrial		28,592	—	—	28,592
Utilities		97,152	8,886	—	106,038
Purchased Options		25,410	—	—	25,410
	Total investments in securities $	1,728,836	$3,051,006	$—	$4,779,842
Liabilities
Interest Rate Contracts**
Options		$(11,865)	$—	$—	$(11,865)

Real Estate Allocation Fund
Investment Companies*		$321	$—	$—	$321
	Total investments in securities $	321	$—	$—	$321

Real Estate Debt Income Fund
Bonds*		$—	$43,601	$—	$43,601
Investment Companies*		807	—	—	807
	Total investments in securities $	807	$43,601	$—	$44,408

Small-MidCap Dividend Income Fund
Common Stocks*		$1,700,580	$—	$—	$1,700,580
Investment Companies*		77,795	—	—	77,795
	Total investments in securities $	1,778,375	$—	$—	$1,778,375

*	For additional detail regarding sector classifications, please see the Schedules of Investments.
**	Exchange Cleared Swaps, Futures, Foreign Currency Contracts, and Synthetic Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

At the end of the period, there were no Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

		Net Assets of Funds
	First $500	Next $500	Next $500	Over $1.5
	million	million	million	billion
Blue Chip Fund	.70%	.68%	.66%	.65%
Credit Opportunities Explorer Fund	.60	.58	.56	.55
Dynamic High Yield Explorer Fund	.65	.63	.61	.60
Global Multi-Strategy Fund	1.60	1.58	1.56	1.55
Global Opportunities Fund	.85	.83	.81	.80
International Small Company Fund	1.05	1.03	1.01	1.00
Opportunistic Municipal Fund	.50	.48	.46	.45
Origin Emerging Markets Fund	1.20	1.18	1.16	1.15
Real Estate Debt Income Fund	.55	.53	.51	.50
Small-MidCap Dividend Income Fund	.80	.78	.76	.75
			Net Assets of Funds
	First $500	Next $500	Next $500	Next $500	Next $1	Over $3
	million	million	million	million	billion	billion
Diversified Real Asset Fund	.85%	.83%	.81%	.80%	.79%	.78%
Preferred Securities Fund	.75	.73	.71	.70	.69	.68

		All Net Assets
Bond Market Index Fund		.25%
International Equity Index Fund		.25
Real Estate Allocation Fund		.00

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class C, Class P and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from September 1, 2014 through August 31, 2015
	Class A		Class C	Institutional		Expiration
Blue Chip Fund	1.35%		2.10%	.75%		December 30, 2015
Bond Market Index Fund	N/A		N/A	.23	^^^	December 30, 2015
Credit Opportunities Explorer Fund	1.10	*	N/A	.70	*	December 30, 2015
Diversified Real Asset Fund	1.25		2.00	N/A		December 30, 2015
Dynamic High Yield Explorer Fund	1.10	*	N/A	.75	*	December 30, 2015
Global Multi-Strategy Fund	2.00		2.75	1.65		December 30, 2015
Global Opportunities Fund	1.50		2.25	.95	**	December 30, 2015
International Equity Index Fund	N/A		N/A	.35		December 30, 2015
International Small Company Fund	1.60		N/A	1.20	^	December 30, 2015
Opportunistic Municipal Fund	.90		1.65	.65	***	December 30, 2015
Origin Emerging Markets Fund	1.75	^^	N/A	1.35	^^	December 30, 2015
Real Estate Allocation Fund	.50	^	N/A	.15	^	December 30, 2015
Real Estate Debt Income Fund	1.00	^	N/A	.70	^	December 30, 2015
Small-MidCap Dividend Income Fund	1.40	**	2.15	.88	^^^^	December 30, 2015

*Period from September 10, 2014 to August 31, 2015. **Expired December 31, 2014.

***Period from March 10, 2015 to August 31, 2015, expires December 30, 2016. ^Period from December 31, 2014 to August 31, 2015.

^^Period from January 23, 2015 to August 31, 2015.

^^^Period from November 1, 2014 to August 31, 2015. Prior to November 1, 2014, a voluntary cap of .26% was in effect.

^^^^Period from July1, 2015 to August 31, 2015, expires December 30, 2016.

Period from September 1, 2014 through August 31, 2015
	Class J		R-1		R-2		R-3		R-4		R-5		R-6		Expiration
Bond Market Index Fund	.78	%*	1.11	%*	.98	%*	.80	%*	.61	%*	.49	%*	N/A		December 30, 2015
Diversified Real Asset Fund	N/A		N/A		N/A		N/A		N/A		N/A		.88	%**	December 30, 2015
International Equity Index Fund	N/A		1.28	^	1.15	^	.97	^	.78	^	.66	^	N/A		December 30, 2015
Origin Emerging Markets Fund	N/A		N/A		N/A		N/A		N/A		N/A		1.26	^^	December 30, 2015

*Period from November 1, 2014 to August 31, 2015. Prior to November 1, 2014, voluntary caps of .81%, 1.14%, 1.01%, .83%, .64%, and .52% were in effect for Class J, R-1, R-2, R-3, R-4, and R-5, respectively.

**Period from December 31, 2014 to August 31, 2015. ^Expired December 31, 2014.

^^Period from January 23, 2015 to August 31, 2015.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses. The limits are expressed as a percentage of average daily net assets attributable to Class P shares on an annualized basis during the reporting period. The limits are as follows:

	Period from September 1, 2014 through August 31, 2015
	Class P		Expiration
Blue Chip Fund	.20%		December 30, 2015
Diversified Real Asset Fund	.20		December 30, 2015
Global Multi-Strategy Fund	.20		December 30, 2015
Global Opportunities Fund	.20		December 30, 2015
International Small Company Fund	.20		December 30, 2015
Opportunistic Municipal Fund	.20		December 30, 2015
Preferred Securities Fund	.20		December 30, 2015
Real Estate Debt Income Fund	.20	*	December 30, 2016
Small-MidCap Dividend Income Fund	.20		December 30, 2015

*	Period from June 15, 2015 to August 31, 2015.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, effective November 1, 2014, the Manager has contractually agreed to limit Bond Market Index Fund’s management fees. The expense limit will reduce the management fees by .03% (expressed as a percentage of average net assets on an annualized basis). The contractual limit expires on December 30, 2015.

In addition, effective January 23, 2015, the Manager has voluntarily agreed to limit the expenses (excluding interest the Fund incurs in connection with investments it makes) for the Institutional class of shares of Origin Emerging Markets Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below 1.25%. The limit is expressed as a percentage of average daily net assets attributable to the class of shares on an annualized basis during the reporting period.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class A, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, .25%, .35%, .30%, .25%, and .10% for Class A, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively.

The Distributor has contractually agreed to limit the distribution fees attributable to Class J shares. The limit will maintain the level of distribution fees not to exceed .24% for Class J shares. The contractual limit expires on December 30, 2015.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

Sales Charges. The Distributor receives proceeds of any CDSC on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The Distributor also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Opportunistic Municipal Fund, Preferred Securities Fund, and Real Estate Debt Income Fund, and 5.50% for Blue Chip Fund, Global Opportunities Fund, International Small Company Fund, Origin Emerging Markets Fund, Real Estate Allocation Fund, and Small-MidCap Dividend Income Fund. The aggregate amounts of these charges retained by the Distributor for the year ended August 31, 2015, were as follows (in thousands):

	Class A	Class C	Class J
Blue Chip Fund	$97	$2	N/A
Bond Market Index Fund	N/A	N/A	$2
Credit Opportunities Explorer Fund	1	N/A	N/A
Diversified Real Asset Fund	52	9	N/A
Dynamic High Yield Explorer Fund	2	N/A	N/A
Global Multi-Strategy Fund	67	9	N/A
Global Opportunities Fund	14	–	N/A
International Small Company Fund	8	N/A	N/A
Opportunistic Municipal Fund	11	–	N/A
Origin Emerging Markets Fund	5	N/A	N/A
Preferred Securities Fund	243	30	3
Real Estate Allocation Fund	2	N/A	N/A
Real Estate Debt Income Fund	1	N/A	N/A
Small-MidCap Dividend Income Fund	264	26	N/A

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At August 31, 2015, Principal Life Insurance Company (an affiliate of the Manager), Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, and benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows (amounts in thousands):

	Class A Class C Class P Institutional R-6
Blue Chip Fund	–	–	–	259	N/A
Bond Market Index Fund	N/A	N/A	N/A	–	N/A
Credit Opportunities Explorer Fund	1,000	N/A	N/A	1,000	N/A
Diversified Real Asset Fund	–	–	–	41,807	1
Dynamic High Yield Explorer Fund	750	N/A	N/A	750	N/A
Global Multi-Strategy Fund	–	–	–	12,335	N/A
Global Opportunities Fund	–	–	–	566	N/A
International Equity Index Fund	N/A	N/A	N/A	26,914	N/A
International Small Company Fund	400	N/A	350	12	N/A
Opportunistic Municipal Fund	750	750	1	1	N/A
Origin Emerging Markets Fund	9	N/A	N/A	28,453	10
Preferred Securities Fund	–	–	–	9,420	N/A
Real Estate Allocation Fund	1	N/A	N/A	1	N/A
Real Estate Debt Income Fund	2,259	N/A	1	2,278	N/A
Small-MidCap Dividend Income Fund	–	–	–	82	N/A

Affiliated Brokerage Commissions. With respect to Preferred Securities Fund, $183,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended August 31, 2015.

6. Investment Transactions

For the year ended August 31, 2015, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts shown in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Blue Chip Fund	$1,022,479	$220,331	$—	$—
Bond Market Index Fund	2,107,350	1,975,469	9,911	10,220
Credit Opportunities Explorer Fund	84,416	66,930	—	—
Diversified Real Asset Fund	2,437,076	1,458,474	—	—
Dynamic High Yield Explorer Fund	27,541	12,286	—	—
Global Multi-Strategy Fund	3,564,537	2,671,341	760,031	888,259
Global Opportunities Fund	1,823,855	1,900,339	—	—
International Equity Index Fund	408,512	273,966	—	—
International Small Company Fund	11,844	5,693	—	—
Opportunistic Municipal Fund	39,222	16,675	—	—
Origin Emerging Markets Fund	1,168,730	224,448	—	—
Preferred Securities Fund	891,319	792,116	—	—
Real Estate Allocation Fund	386	47	—	—
Real Estate Debt Income Fund	56,017	10,316	—	—
Small-MidCap Dividend Income Fund	1,126,409	462,481	—	—

For the year ended August 31, 2015, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts shown in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Bond Market Index Fund	$1,413,518	$1,305,712	$1,228	$1,230
Diversified Real Asset Fund	588,470	649,435	—	—
Global Multi-Strategy Fund	41,049	60,572	676	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended August 31, 2015, and August 31, 2014 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income			Tax-Exempt Income^		Capital Gain*
	2015	2014		2015	2014	2015	2014
Blue Chip Fund	$13,424	$1,164	$	— $	— $	3,389	$9
Bond Market Index Fund	22,766	32,388		—	—	2,353	—
Credit Opportunities Explorer Fund	720	—		—	—	—	—
Diversified Real Asset Fund	50,807	37,135		—	—	17,623	6,354
Dynamic High Yield Explorer Fund	634	—		—	—	—	—
Global Multi-Strategy Fund	25,856	7,661		—	—	28,046	5,336
Global Opportunities Fund	91,280	7,136		—	—	43,405	—
International Equity Index Fund	20,533	18,974		—	—	676	68,658
International Small Company Fund	37	—		—	—	—	—
Opportunistic Municipal Fund	—	53		1,171	906	—	—
Preferred Securities Fund	239,040	236,623		—	—	88,651	120,538
Real Estate Allocation Fund	2	—		—	—	—	—
Real Estate Debt Income Fund	937	—		—	—	—	—
Small-MidCap Dividend Income Fund	40,671	18,384		—	—	32,330	15,087

^ The Funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

*The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of August 31, 2015, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

							Total
	Undistributed	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains	Capital Loss	(Depreciation)	Differences*	(Deficit)
Blue Chip Fund	$3,777	$—	$14,936	$—	$54,130	$—	$72,843
Bond Market Index Fund	14,718	—	1,544	(3,609)	(7,067)	—	5,586
Credit Opportunities Explorer Fund	42	—	—	(402)	(805)	(106)	(1,271)
Diversified Real Asset Fund	25,729	—	—	(134,666)	(120,093)	(4)	(229,034)
Dynamic High Yield Explorer Fund	37	—	—	(324)	(638)	3	(922)
Global Multi-Strategy Fund	25,787	—	63,932	—	(35,162)	(6,684)	47,873
Global Opportunities Fund	17,168	—	11,142	—	23,829	—	52,139
International Equity Index Fund	14,473	—	3,730	—	6,585	—	24,788
International Small Company Fund	145	—	—	(669)	(11)	—	(535)
Opportunistic Municipal Fund	7	31	—	(1,555)	1,102	—	(415)
Origin Emerging Markets Fund	7,562	—	—	(70,254)	(109,045)	—	(171,737)
Preferred Securities Fund	—	—	39,543	—	268,142	3,700	311,385
Real Estate Allocation Fund	1	—	—	—	(18)	—	(17)
Real Estate Debt Income Fund	—	—	—	(1)	(933)	—	(934)
Small-MidCap Dividend Income Fund	9,107	—	33,783	—	(48,478)	—	(5,588)

*Represents book-to-tax accounting differences related to straddle loss deferrals, constructive sale gain recognition, and defaulted securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At August 31, 2015, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	Expires in:		No Expiration:
						Annual
	2016	2017	Short-Term	Long-Term	Total	Limitations*
Bond Market Index Fund	$1,805	$1,804	$—	$—	$3,609	$1,805
Credit Opportunities Explorer Fund	—	—	126	276	402	—
Diversified Real Asset Fund	—	—	134,666	—	134,666	—
Dynamic High Yield Explorer Fund	—	—	324	—	324	—
International Small Company Fund	—	—	669	—	669	—
Opportunistic Municipal Fund	—	—	1,313	242	1,555	—
Origin Emerging Markets Fund	—	—	65,637	4,617	70,254	21,061
Real Estate Debt Income Fund	—	—	1	—	1	—

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund's losses have been subjected to an annual limitation.

As of August 31, 2015, Bond Market Index Fund utilized $4,872,000 of capital loss carryforward.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards with expiration years listed in the table above.

Late-Year Losses. A regulated investment company may elect for any taxable year to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. At August 31, 2015, Preferred Securities Fund had an approximate late-year capital loss of $404,000.

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended August 31, 2015, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Blue Chip Fund	$(450)	$450	$—
Bond Market Index Fund	1,920	(4,420)	2,500
Credit Opportunities Explorer Fund	(1)	7	(6)
Diversified Real Asset Fund	11,550	(14,256)	2,706
Dynamic High Yield Explorer Fund	10	(5)	(5)
Global Multi-Strategy Fund	33,783	(38,538)	4,755
Global Opportunities Fund	(527)	527	—
International Equity Index Fund	111	(111)	—
International Small Company Fund	47	(47)	—
Opportunistic Municipal Fund	(3)	3	—
Origin Emerging Markets Fund	(921)	922	(1)
Preferred Securities Fund	6,307	(7,199)	892
Real Estate Debt Income Fund	10	—	(10)
Small-MidCap Dividend Income Fund	2,879	(2,826)	(53)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At August 31, 2015, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Blue Chip Fund	$109,351	$(55,221)	$54,130	$1,214,754
Bond Market Index Fund	5,382	(12,449)	(7,067)	1,392,557
Credit Opportunities Explorer Fund	110	(923)	(813)	19,300
Diversified Real Asset Fund	111,472	(231,003)	(119,531)	3,822,433
Dynamic High Yield Explorer Fund	25	(662)	(637)	15,570
Global Multi-Strategy Fund	97,068	(149,771)	(52,703)	3,304,874
Global Opportunities Fund	70,293	(46,408)	23,885	1,238,945
International Equity Index Fund	85,943	(79,183)	6,760	791,054
International Small Company Fund	949	(960)	(11)	13,128
Opportunistic Municipal Fund*	1,442	(347)	1,095	45,234
Origin Emerging Markets Fund	9,303	(118,311)	(109,008)	907,490
Preferred Securities Fund	309,449	(46,100)	263,349	4,511,600
Real Estate Allocation Fund	—	(18)	(18)	339
Real Estate Debt Income Fund	101	(1,033)	(932)	45,340
Small-MidCap Dividend Income Fund	128,066	(176,546)	(48,480)	1,826,855

* Holds floating rate securities which are accounted for differently for GAAP vs. federal income tax purposes. This causes a difference in cost basis and fair market value of investments for tax and GAAP purposes.

8. Subsequent Events

Management has evaluated events or transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Blue Chip Fund
August 31, 2015

COMMON STOCKS - 99.13%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Banks - 6.14%			Pipelines (continued)
Bank of New York Mellon Corp/The	526,853	$20,969	Kinder Morgan Inc/DE - Warrants (a)	96,500	$ 128
Wells Fargo & Co	1,062,767	56,677			$14,279
		$77,646
			Real Estate - 4.93%
Beverages - 3.54%			Brookfield Asset Management Inc	1,985,021	62,429
Anheuser-Busch InBev SA/NV ADR	241,220	26,271
Diageo PLC ADR	77,153	8,207	REITS - 3.03%
SABMiller PLC ADR	219,679	10,293	American Tower Corp	415,222	38,279
		$44,771

Building Materials - 1.09%			Retail - 14.40%
Martin Marietta Materials Inc	82,236	13,799	AutoZone Inc (a)	17,556	12,570
			CarMax Inc (a)	297,735	18,162
Chemicals - 3.40%			Starbucks Corp	892,375	48,822
Air Products & Chemicals Inc	219,366	30,608	TJX Cos Inc/The	288,023	20,254
Monsanto Co	127,393	12,440	Walgreens Boots Alliance Inc	572,992	49,592
		$43,048	Yum! Brands Inc	412,140	32,876
					$182,276
Commercial Services - 5.84%
MasterCard Inc	665,556	61,478	Semiconductors - 2.10%
Moody's Corp	121,252	12,405	QUALCOMM Inc	470,404	26,616
		$73,883

Diversified Financial Services - 8.99%			Software - 6.37%
			Adobe Systems Inc (a)	331,074	26,013
American Express Co	217,063	16,653
BlackRock Inc	92,076	27,850	Microsoft Corp	1,255,513	54,640
Charles Schwab Corp/The	548,935	16,676			$80,653
FNF Group	240,090	8,742	TOTAL COMMON STOCKS		$1,254,688
Visa Inc	615,676	43,898	INVESTMENT COMPANIES - 1.12%	Shares Held	Value (000	's)
		$113,819	Publicly Traded Investment Fund - 1.12%
Food - 1.98%			Goldman Sachs Financial Square Funds -	14,196,313	14,196
Nestle SA ADR	340,176	25,053	Government Fund

			TOTAL INVESTMENT COMPANIES		$14,196
Healthcare - Products - 1.83%			Total Investments		$1,268,884
Danaher Corp	266,380	23,180	Liabilities in Excess of Other Assets, Net - (0.25)%		$(3,155)
			TOTAL NET ASSETS - 100.00%		$1,265,729
Insurance - 9.20%
Aon PLC	232,665	21,740
Berkshire Hathaway Inc - Class B (a)	482,174	64,631	(a) Non-Income Producing Security
Markel Corp (a)	36,454	30,029
		$116,400

Internet - 10.56%			Portfolio Summary (unaudited)
Amazon.com Inc (a)	36,886	18,918	Sector		Percent
Google Inc - A Shares (a)	57,846	37,474	Financial		32.29%
Google Inc - C Shares (a)	114,132	70,562	Consumer, Non-cyclical		19.25%
Liberty Ventures (a)	168,449	6,693	Consumer, Cyclical		14.97%
		$133,647	Communications		14.29%
			Technology		8.47%
Leisure Products & Services - 0.57%			Energy		3.47%
Liberty TripAdvisor Holdings Inc (a)	285,303	7,238
			Basic Materials		3.40%
			Industrial		2.99%
Media - 3.73%			Exchange Traded Funds		1.12%
Discovery Communications Inc - C Shares (a)	622,015	15,774	Liabilities in Excess of Other Assets, Net		(0.25)%
Liberty Global PLC - C Shares (a)	677,265	30,389	TOTAL NET ASSETS		100.00%
Liberty Global PLC LiLAC (a)	32,298	1,074
		$47,237

Metal Fabrication & Hardware - 1.90%
Precision Castparts Corp	104,539	24,070

Oil & Gas - 2.34%
EOG Resources Inc	122,602	9,601
Exxon Mobil Corp	176,687	13,294
Hess Corp	113,103	6,724
		$29,619

Pharmaceuticals - 6.06%
Valeant Pharmaceuticals International Inc (a)	233,010	53,732
Zoetis Inc	512,893	23,014
		$76,746

Pipelines - 1.13%
Kinder Morgan Inc/DE	436,616	14,151

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

INVESTMENT COMPANIES - 11.08%	Shares Held Value (000's)			Principal
			BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 11.08%
Morgan Stanley Institutional Liquidity Funds -	138,755,292	$138,755	Automobile Asset Backed Securities (continued)
Government Portfolio			AmeriCredit Automobile Receivables Trust
			2014-2
TOTAL INVESTMENT COMPANIES		$138,755	0.94%, 02/08/2019	$455	$453
	Principal		Americredit Automobile Receivables Trust
BONDS- 34.97%	Amount (000's) Value (000's)		2014-4
			1.27%, 07/08/2019(a)	500	495
Advertising - 0.05%			Capital Auto Receivables Asset Trust 2014-3
Interpublic Group of Cos Inc/The			1.48%, 11/20/2018	164	164
4.20%, 04/15/2024	$50	$50	CarMax Auto Owner Trust 2013-4
Omnicom Group Inc			1.28%, 05/15/2019	400	399
4.45%, 08/15/2020	30	32	CarMax Auto Owner Trust 2014-3
Svensk Exportkredit AB			1.16%, 06/17/2019	400	400
5.13%, 03/01/2017	550	585	Ford Credit Auto Owner Trust 2014-A
		$667	0.79%, 05/15/2018	470	469
Aerospace & Defense - 0.45%			Honda Auto Receivables 2013-3 Owner
Boeing Capital Corp			Trust
4.70%, 10/27/2019	35	39	1.13%, 09/16/2019	360	361
Boeing Co/The			Honda Auto Receivables 2013-4 Owner
2.35%, 10/30/2021	1,000	987	Trust
3.75%, 11/20/2016	30	31	1.04%, 02/18/2020	50	50
Exelis Inc			World Omni Automobile Lease Securitization
4.25%, 10/01/2016	100	103	Trust 2013-A
Harris Corp			1.40%, 02/15/2019	500	502
3.83%, 04/27/2025	200	193			$3,298
4.40%, 12/15/2020	40	42	Automobile Manufacturers - 0.34%
L-3 Communications Corp			American Honda Finance Corp
3.95%, 05/28/2024	520	497	1.13%, 10/07/2016	30	30
4.95%, 02/15/2021	30	32	1.60%, 07/13/2018	350	349
Lockheed Martin Corp			Ford Motor Co
3.35%, 09/15/2021	500	511	7.45%, 07/16/2031	500	630
3.80%, 03/01/2045	250	220	Ford Motor Credit Co LLC
4.07%, 12/15/2042	30	28	2.15%, 01/09/2018	300	299
Northrop Grumman Corp			2.60%, 11/04/2019	500	493
3.50%, 03/15/2021	30	31	3.66%, 09/08/2024	725	701
5.05%, 11/15/2040	500	532	5.00%, 05/15/2018	500	532
Raytheon Co			5.88%, 08/02/2021	100	112
3.13%, 10/15/2020	30	31	PACCAR Financial Corp
4.70%, 12/15/2041	750	793	2.20%, 09/15/2019	20	20
United Technologies Corp			Toyota Motor Credit Corp
3.10%, 06/01/2022	500	502	1.13%, 05/16/2017	125	125
4.50%, 04/15/2020	550	603	2.00%, 10/24/2018	400	401
4.50%, 06/01/2042	390	396	3.30%, 01/12/2022	500	514
6.13%, 07/15/2038	46	56			$4,206
		$5,627
			Automobile Parts & Equipment - 0.09%
Agriculture - 0.27%			BorgWarner Inc
Altria Group Inc			4.38%, 03/15/2045	300	278
10.20%, 02/06/2039	540	867	Johnson Controls Inc
Archer-Daniels-Midland Co			3.75%, 12/01/2021	755	763
4.48%, 03/01/2021(a)	8	9	5.25%, 12/01/2041	30	30
Philip Morris International Inc					$1,071
2.90%, 11/15/2021	400	397
4.13%, 03/04/2043	300	282	Banks- 5.75%
5.65%, 05/16/2018	430	474	Abbey National Treasury Services
Reynolds American Inc			PLC/London
3.25%, 11/01/2022	40	39	3.05%, 08/23/2018	1,000	1,030
4.45%, 06/12/2025	220	226	Associated Banc-Corp
6.15%, 09/15/2043	500	549	4.25%, 01/15/2025	300	304
8.13%, 06/23/2019(b)	430	507	Australia & New Zealand Banking Group
		$3,350	Ltd/New York NY
			2.25%, 06/13/2019	550	552
Airlines - 0.03%			Bank of America Corp
American Airlines 2014-1 Class A Pass			1.95%, 05/12/2018	310	309
Through Trust			2.25%, 04/21/2020	160	157
3.70%, 04/01/2028	19	20	2.60%, 01/15/2019	100	101
Southwest Airlines Co			2.65%, 04/01/2019	625	631
2.75%, 11/06/2019	300	304	3.30%, 01/11/2023	600	591
		$324	4.00%, 04/01/2024	850	868
Automobile Asset Backed Securities - 0.26%			4.25%, 10/22/2026	50	49
Ally Auto Receivables Trust 2012-4			4.88%, 04/01/2044	450	468
0.59%, 01/17/2017	4	5	5.42%, 03/15/2017	50	53

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

		Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)		Amount (000's) Value (000's)

Banks (continued)				Banks (continued)
Bank of America Corp	(continued)			Deutsche Bank AG/London	(continued)
5.63%, 07/01/2020		$500	$562	1.88%, 02/13/2018		$300	$299
6.00%, 09/01/2017		100	108	2.50%, 02/13/2019		500	503
6.11%, 01/29/2037		850	965	Discover Bank/Greenwood DE
6.88%, 04/25/2018		850	952	3.20%, 08/09/2021		1,000	984
Bank of America NA				Fifth Third Bancorp
1.25%, 02/14/2017		1,000	1,005	2.88%, 07/27/2020		500	500
6.10%, 06/15/2017		850	913	4.30%, 01/16/2024		50	51
Bank of Montreal				First Tennessee Bank NA
1.40%, 04/10/2018		500	495	2.95%, 12/01/2019		300	301
2.38%, 01/25/2019		500	505	Goldman Sachs Group Inc/The
2.50%, 01/11/2017		100	102	2.38%, 01/22/2018		250	252
Bank of Nova Scotia/The				2.55%, 10/23/2019		1,300	1,303
1.30%, 07/21/2017		300	300	2.60%, 04/23/2020		300	299
Bank One Corp				2.90%, 07/19/2018		500	511
8.00%, 04/29/2027		1,000	1,314	5.15%, 05/22/2045		300	297
Barclays Bank PLC				5.25%, 07/27/2021		600	667
5.13%, 01/08/2020		250	278	5.63%, 01/15/2017		401	421
6.75%, 05/22/2019		100	116	5.95%, 01/15/2027		700	784
Barclays PLC				6.13%, 02/15/2033		850	1,011
2.88%, 06/08/2020		300	299	6.25%, 09/01/2017		230	250
BB&T Corp				6.25%, 02/01/2041		220	263
1.60%, 08/15/2017		50	50	6.75%, 10/01/2037		150	179
2.45%, 01/15/2020		500	500	HSBC Bank USA NA/New York NY
6.85%, 04/30/2019		45	53	5.63%, 08/15/2035		500	565
BNP Paribas SA				HSBC Holdings PLC
1.38%, 03/17/2017		500	500	6.10%, 01/14/2042		600	743
2.45%, 03/17/2019		400	403	HSBC USA Inc
2.70%, 08/20/2018		400	407	2.35%, 03/05/2020		500	493
BPCE SA				3.50%, 06/23/2024		500	501
1.63%, 01/26/2018		300	300	Intesa Sanpaolo SpA
Branch Banking & Trust Co				2.38%, 01/13/2017		1,000	1,002
1.00%, 04/03/2017		750	746	JPMorgan Chase & Co
Capital One Financial Corp				1.35%, 02/15/2017		500	499
3.50%, 06/15/2023		40	39	1.63%, 05/15/2018		1,000	991
4.75%, 07/15/2021		400	428	2.20%, 10/22/2019		1,550	1,537
Capital One NA/Mclean VA				2.25%, 01/23/2020		530	524
1.65%, 02/05/2018		300	296	3.13%, 01/23/2025		300	287
Citigroup Inc				3.20%, 01/25/2023		132	130
1.70%, 04/27/2018		500	495	3.63%, 05/13/2024		100	100
1.85%, 11/24/2017		750	750	3.88%, 09/10/2024		25	25
2.15%, 07/30/2018		370	370	4.13%, 12/15/2026		500	497
2.50%, 07/29/2019		125	125	4.50%, 01/24/2022		100	107
3.30%, 04/27/2025		500	484	4.85%, 02/01/2044		400	422
5.38%, 08/09/2020		1,350	1,502	5.60%, 07/15/2041		70	80
5.50%, 09/13/2025		800	869	KFW
6.13%, 05/15/2018		100	110	0.00%, 04/18/2036(c)		260	138
6.68%, 09/13/2043		300	372	0.50%, 09/15/2016		200	200
8.13%, 07/15/2039		500	726	0.75%, 03/17/2017		1,600	1,599
Citizens Bank NA/Providence RI				1.00%, 01/26/2018		300	299
1.60%, 12/04/2017		500	498	1.00%, 06/11/2018		1,600	1,591
Comerica Inc				1.25%, 02/15/2017		100	101
3.80%, 07/22/2026		50	49	1.75%, 10/15/2019		50	50
Commonwealth Bank of Australia/New York				1.88%, 04/01/2019		1,200	1,218
NY				2.00%, 05/02/2025		280	269
1.40%, 09/08/2017		780	779	2.13%, 01/17/2023		500	499
Compass Bank				2.50%, 11/20/2024		300	303
3.88%, 04/10/2025		500	468	2.75%, 09/08/2020		1,100	1,152
Cooperatieve Centrale Raiffeisen-				4.00%, 01/27/2020		100	110
Boerenleenbank BA/Netherlands				Korea Development Bank/The
3.38%, 01/19/2017		50	51	3.88%, 05/04/2017		500	518
3.88%, 02/08/2022		450	471	Landwirtschaftliche Rentenbank
Cooperatieve Centrale Raiffeisen-				5.00%, 11/08/2016		500	525
Boerenleenbank BA/NY				Lloyds Bank PLC
2.25%, 01/14/2019		250	252	2.40%, 03/17/2020		500	496
Credit Suisse/New York NY				Manufacturers & Traders Trust Co
1.38%, 05/26/2017		750	749	2.10%, 02/06/2020		300	296
3.00%, 10/29/2021		250	249	6.63%, 12/04/2017		500	555
5.40%, 01/14/2020		800	883	Morgan Stanley
Deutsche Bank AG/London				3.70%, 10/23/2024		1,000	999
1.40%, 02/13/2017		50	50	3.75%, 02/25/2023		100	101

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Banks (continued)			Beverages (continued)
Morgan Stanley (continued)			Diageo Capital PLC (continued)
4.88%, 11/01/2022	$650	$687	5.75%, 10/23/2017	$750	$815
5.50%, 07/24/2020	700	781	Diageo Investment Corp
5.50%, 07/28/2021	1,000	1,125	2.88%, 05/11/2022	30	29
5.55%, 04/27/2017	690	733	Dr Pepper Snapple Group Inc
5.75%, 01/25/2021	100	113	2.60%, 01/15/2019	30	30
6.25%, 08/28/2017	100	109	PepsiCo Inc
6.38%, 07/24/2042	200	247	2.75%, 03/05/2022	280	277
7.30%, 05/13/2019	450	527	3.60%, 08/13/2042	400	351
Oesterreichische Kontrollbank AG			4.50%, 01/15/2020	1,000	1,094
0.75%, 12/15/2016	750	751			$5,903
PNC Bank NA
1.15%, 11/01/2016	450	449	Biotechnology - 0.28%
1.85%, 07/20/2018	450	450	Amgen Inc
2.70%, 11/01/2022	300	288	2.13%, 05/15/2017	460	465
PNC Funding Corp			5.65%, 06/15/2042	500	545
6.70%, 06/10/2019	365	423	5.70%, 02/01/2019	34	38
Royal Bank of Canada			5.75%, 03/15/2040	530	580
1.25%, 06/16/2017	350	349	Celgene Corp
Royal Bank of Scotland Group PLC			2.30%, 08/15/2018	440	441
6.40%, 10/21/2019	60	67	3.88%, 08/15/2025	290	288
Santander Holdings USA Inc/PA			5.00%, 08/15/2045	230	232
2.65%, 04/17/2020	500	493	Gilead Sciences Inc
Societe Generale SA			2.05%, 04/01/2019	40	40
2.63%, 10/01/2018	50	51	2.35%, 02/01/2020	300	300
State Street Corp			3.70%, 04/01/2024	600	608
2.55%, 08/18/2020	220	221			$3,537
3.10%, 05/15/2023	50	49	Building Materials - 0.00%
3.55%, 08/18/2025	200	201	Owens Corning
5.38%, 04/30/2017	47	50	4.20%, 12/15/2022	30	30
Sumitomo Mitsui Banking Corp
1.30%, 01/10/2017	100	100
1.35%, 07/11/2017	750	746	Chemicals - 0.58%
Svenska Handelsbanken AB			Agrium Inc
2.88%, 04/04/2017	275	282	5.25%, 01/15/2045	300	296
Toronto-Dominion Bank/The			CF Industries Inc
2.38%, 10/19/2016	300	304	3.45%, 06/01/2023	500	474
UBS AG/Stamford CT			4.95%, 06/01/2043	240	219
1.38%, 08/14/2017	650	648	Dow Chemical Co/The
US Bancorp			3.50%, 10/01/2024	250	241
1.65%, 05/15/2017	50	50	9.40%, 05/15/2039	380	560
3.00%, 03/15/2022	50	51	Eastman Chemical Co
3.60%, 09/11/2024	750	753	2.70%, 01/15/2020	550	546
Wells Fargo & Co			4.50%, 01/15/2021	30	32
1.15%, 06/02/2017	950	948	Ecolab Inc
1.50%, 01/16/2018	100	100	5.50%, 12/08/2041	780	875
2.60%, 07/22/2020	500	501	EI du Pont de Nemours & Co
3.00%, 01/22/2021	500	508	3.63%, 01/15/2021	750	787
3.30%, 09/09/2024	1,000	991	4.15%, 02/15/2043	50	47
3.45%, 02/13/2023	500	498	LYB International Finance BV
3.90%, 05/01/2045	120	110	4.88%, 03/15/2044	30	29
4.65%, 11/04/2044	500	490	LyondellBasell Industries NV
5.38%, 02/07/2035	250	280	5.00%, 04/15/2019	400	433
Westpac Banking Corp			Methanex Corp
1.20%, 05/19/2017	1,050	1,049	3.25%, 12/15/2019	30	30
4.88%, 11/19/2019	50	55	Monsanto Co
		$72,076	1.15%, 06/30/2017	350	347
			2.75%, 07/15/2021	500	489
Beverages - 0.47%			Mosaic Co/The
Anheuser-Busch InBev Worldwide Inc			5.45%, 11/15/2033	500	524
1.38%, 07/15/2017	750	752	5.63%, 11/15/2043	25	26
3.75%, 07/15/2042	750	662	Potash Corp of Saskatchewan Inc
5.00%, 04/15/2020	609	679	3.00%, 04/01/2025	150	140
6.38%, 01/15/2040	40	50	3.63%, 03/15/2024	50	50
6.88%, 11/15/2019	40	47	PPG Industries Inc
8.20%, 01/15/2039	40	60	3.60%, 11/15/2020	50	52
Coca-Cola Co/The			Praxair Inc
3.15%, 11/15/2020	440	457	1.25%, 11/07/2018	1,000	979
Coca-Cola Femsa SAB de CV			2.20%, 08/15/2022	50	47
2.38%, 11/26/2018	540	545
Diageo Capital PLC
4.83%, 07/15/2020	50	55

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Chemicals (continued)				Commercial Mortgage Backed Securities (continued)
Sigma-Aldrich Corp				Fannie Mae-Aces (continued)
3.38%, 11/01/2020	$25	$26		4.33%, 03/25/2020	$108	$119
		$7,249		FHLMC Multifamily Structured Pass Through
				Certificates
Commercial Mortgage Backed Securities - 2.08%				2.08%, 12/25/2019(a)	27	28
Banc of America Commercial Mortgage Trust				2.87%, 12/25/2021	350	362
2006-3				3.02%, 02/25/2023(a)	108	112
5.89%, 07/10/2044	41	42		3.06%, 07/25/2023(a)	150	154
Banc of America Commercial Mortgage Trust				3.30%, 04/25/2023	500	523
2007-1				3.53%, 06/25/2020	335	358
5.45%, 01/15/2049	904	946		3.53%, 10/25/2023	500	529
Banc of America Commercial Mortgage Trust				4.33%, 10/25/2020	500	553
2007-2				GS Mortgage Securities Trust 2007-GG10
5.78%, 04/10/2049(a)	350	364
				5.99%, 08/10/2045(a)	65	68
Banc of America Merrill Lynch Commercial				GS Mortgage Securities Trust 2011-GC5
Mortgage Inc				3.00%, 08/10/2044	62	63
5.33%, 09/10/2047(a)	41	41
				3.71%, 08/10/2044	375	394
Bear Stearns Commercial Mortgage Securities				GS Mortgage Securities Trust 2013-GCJ14
Trust 2006-PWR12				4.24%, 08/10/2046(a)	50	54
5.90%, 09/11/2038(a)	1	1
				GS Mortgage Securities Trust 2015-GC28
Bear Stearns Commercial Mortgage Securities				3.40%, 02/10/2048(a)	600	600
Trust 2006-PWR13				JP Morgan Chase Commercial Mortgage
5.54%, 09/11/2041	11	11		Securities Trust 2006-CIBC16
Bear Stearns Commercial Mortgage Securities				5.55%, 05/12/2045	485	493
Trust 2006-TOP24				JP Morgan Chase Commercial Mortgage
5.54%, 10/12/2041	425	438		Securities Trust 2006-LDP7
CD 2006-CD3 Mortgage Trust				6.09%, 04/15/2045(a)	100	103
5.62%, 10/15/2048	4	4		JP Morgan Chase Commercial Mortgage
CD 2007-CD4 Commercial Mortgage Trust				Securities Trust 2006-LDP8
5.32%, 12/11/2049	348	360		5.40%, 05/15/2045(a)	452	462
Citigroup Commercial Mortgage Trust 2008-				JP Morgan Chase Commercial Mortgage
C7				Securities Trust 2007-LDP10
6.35%, 12/10/2049(a)	32	34
				5.42%, 01/15/2049	124	130
Citigroup Commercial Mortgage Trust 2013-				JPMBB Commercial Mortgage Securities
GC15				Trust 2013-C14
4.37%, 09/10/2046	500	543		4.41%, 08/15/2046	500	532
COMM 2012-CCRE2 Mortgage Trust				JPMBB Commercial Mortgage Securities
3.79%, 08/15/2045	200	210		Trust 2014-C18
COMM 2012-CCRE4 Mortgage Trust				4.08%, 02/15/2047(a)	50	53
3.25%, 10/15/2045	500	504		JPMBB Commercial Mortgage Securities
COMM 2013-CCRE6 Mortgage Trust				Trust 2014-C19
3.10%, 03/10/2046(a)	500	506
				3.67%, 04/15/2047	500	518
COMM 2013-CCRE9 Mortgage Trust			LB	-UBS Commercial Mortgage Trust 2006-
1.34%, 07/10/2045	415	414		C3
COMM 2014-CCRE15 Mortgage Trust				5.66%, 03/15/2039	92	92
4.07%, 02/10/2047	500	533	LB	-UBS Commercial Mortgage Trust 2006-
COMM 2014-LC15 Mortgage Trust				C7
4.20%, 04/10/2047	350	368		5.35%, 11/15/2038	400	413
COMM 2014-UBS3 Mortgage Trust			LB	-UBS Commercial Mortgage Trust 2007-
3.82%, 06/10/2047	550	575		C6
COMM 2015-DC1 Mortgage Trust				5.86%, 07/15/2040(a)	6	6
3.08%, 02/10/2048(a)	500	491
			LB	-UBS Commercial Mortgage Trust 2007-
COMM 2015-LC19 Mortgage Trust				C7
3.18%, 02/10/2048(a)	500	495
				5.87%, 09/15/2045(a)	373	402
Commercial Mortgage Loan Trust 2008-LS1				Merrill Lynch Mortgage Trust 2006-C2
6.24%, 12/10/2049(a)	15	15
				5.74%, 08/12/2043	21	21
Commercial Mortgage Trust 2007-GG9			ML	-CFC Commercial Mortgage Trust 2006-
5.44%, 03/10/2039(a)	121	126
				4
Credit Suisse Commercial Mortgage Trust				5.17%, 12/12/2049	432	446
Series 2006-C4				Morgan Stanley Bank of America Merrill
5.47%, 09/15/2039	239	245		Lynch Trust 2013-C11
Credit Suisse Commercial Mortgage Trust				3.09%, 08/15/2046(a)	100	103
Series 2007-C2				Morgan Stanley Bank of America Merrill
5.54%, 01/15/2049	500	523		Lynch Trust 2013-C12
Fannie Mae-Aces				4.26%, 10/15/2046	500	538
2.30%, 09/25/2022	465	462		Morgan Stanley Bank of America Merrill
2.48%, 04/25/2022	500	504		Lynch Trust 2014-C14
2.51%, 11/25/2022	1,000	1,000		3.67%, 02/15/2047	500	522
2.53%, 09/25/2024	500	490		Morgan Stanley Bank of America Merrill
2.59%, 04/25/2023(a)	390	392
3.22%, 08/25/2024(a)	994	1,030		Lynch Trust 2014-C15
3.46%, 01/25/2024(a)	100	105		4.05%, 04/15/2047	580	613

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Commercial Mortgage Backed Securities (continued)				Computers (continued)
Morgan Stanley Bank of America Merrill				Apple Inc (continued)
Lynch Trust 2015-C20				1.55%, 02/07/2020	$500	$488
3.25%, 02/15/2048(a)		$500	$495	2.85%, 05/06/2021	550	560
Morgan Stanley Capital I Trust 2006-HQ8				3.20%, 05/13/2025	560	557
5.58%, 03/12/2044(a)		15	15	3.85%, 05/04/2043	550	502
Morgan Stanley Capital I Trust 2006-IQ12				4.38%, 05/13/2045	80	79
5.33%, 12/15/2043		347	358	Computer Sciences Corp
Morgan Stanley Capital I Trust 2007-IQ13				6.50%, 03/15/2018	30	33
5.36%, 03/15/2044(a)		290	301	EMC Corp/MA
Morgan Stanley Capital I Trust 2007-IQ14				1.88%, 06/01/2018	550	548
5.61%, 04/15/2049		72	73	Hewlett-Packard Co
Morgan Stanley Capital I Trust 2007-TOP25				4.65%, 12/09/2021	500	526
5.51%, 11/12/2049		972	1,011	6.00%, 09/15/2041	530	531
UBS Commercial Mortgage Trust 2012-C1				International Business Machines Corp
3.00%, 05/10/2045		37	38	1.63%, 05/15/2020	500	489
3.40%, 05/10/2045(a)		71	73	5.70%, 09/14/2017	900	979
UBS-Barclays Commercial Mortgage Trust				6.22%, 08/01/2027	200	243
2012	-C3			7.00%, 10/30/2025	370	471
3.09%, 08/10/2049(a)		50	50	Seagate HDD Cayman
UBS-Barclays Commercial Mortgage Trust				4.75%, 06/01/2023	550	534
2012	-C4					$7,035
2.85%, 12/10/2045(a)		100	99
Wachovia Bank Commercial Mortgage Trust				Consumer Products - 0.01%
Series 2005-C22				Clorox Co/The
5.47%, 12/15/2044(a)		2	2	3.80%, 11/15/2021	30	31
Wachovia Bank Commercial Mortgage Trust				Kimberly-Clark Corp
Series 2007-C34				2.40%, 03/01/2022	30	30
5.68%, 05/15/2046(a)		98	103	7.50%, 11/01/2018	25	29
WFRBS Commercial Mortgage Trust 2012-						$90
C7				Cosmetics & Personal Care - 0.13%
2.30%, 06/15/2045		680	684	Colgate-Palmolive Co
WFRBS Commercial Mortgage Trust 2012-				2.45%, 11/15/2021	500	500
C9				Procter & Gamble Co/The
3.39%, 11/15/2045		500	506	2.30%, 02/06/2022	500	493
WFRBS Commercial Mortgage Trust 2013-				6.45%, 01/15/2026	500	633
C14						$1,626
3.34%, 06/15/2046		500	509
WFRBS Commercial Mortgage Trust 2014-				Credit Card Asset Backed Securities - 0.31%
C20				Barclays Dryrock Issuance Trust
4.00%, 05/15/2047		500	528	2.20%, 12/15/2022(a)	760	764
WFRBS Commercial Mortgage Trust 2014-				Capital One Multi-Asset Execution Trust
LC14				5.75%, 07/15/2020	100	109
1.19%, 03/15/2047		95	95	Chase Issuance Trust
			$26,076	1.15%, 01/15/2019	1,000	1,000
				Citibank Credit Card Issuance Trust
Commercial Services - 0.12%				1.11%, 07/23/2018	50	50
California Institute of Technology				2.88%, 01/23/2023	605	626
4.32%, 08/01/2045		50	51	5.30%, 03/15/2018	50	51
Lender Processing Services Inc / Black Knight				Discover Card Execution Note Trust
Lending Solutions Inc				1.04%, 04/15/2019	491	492
5.75%, 04/15/2023		22	23	2.12%, 12/15/2021	500	507
Massachusetts Institute of Technology				Synchrony Credit Card Master Note Trust
4.68%, 07/01/2114		100	104	1.36%, 08/17/2020	250	249
MasterCard Inc						$3,848
2.00%, 04/01/2019		30	30
McGraw Hill Financial Inc				Diversified Financial Services - 1.11%
4.00%, 06/15/2025(b)		350	339	Air Lease Corp
6.55%, 11/15/2037		30	34	2.13%, 01/15/2018	775	767
Moody's Corp				3.38%, 01/15/2019	50	50
5.25%, 07/15/2044		90	94	3.75%, 02/01/2022	70	70
University of Southern California				American Express Co
5.25%, 10/01/2111		20	24	4.05%, 12/03/2042	500	471
Western Union Co/The				7.00%, 03/19/2018	56	63
2.88%, 12/10/2017		750	765	American Express Credit Corp
5.25%, 04/01/2020		30	33	1.13%, 06/05/2017	50	50
Yale University				2.25%, 08/15/2019	750	748
2.09%, 04/15/2019		50	50	2.38%, 03/24/2017	500	508
			$1,547	2.80%, 09/19/2016	50	51
				Ameriprise Financial Inc
Computers - 0.56%				4.00%, 10/15/2023	775	804
Apple Inc				Bear Stearns Cos LLC/The
1.00%, 05/03/2018		500	495	5.55%, 01/22/2017	50	52

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

		Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Diversified Financial Services (continued)				Electric (continued)
Bear Stearns Cos LLC/The	(continued)			Empresa Nacional de Electricidad SA/Chile
6.40%, 10/02/2017		$100	$109	4.25%, 04/15/2024	$30	$30
BlackRock Inc				Entergy Arkansas Inc
3.38%, 06/01/2022		30	31	3.75%, 02/15/2021	30	32
5.00%, 12/10/2019		430	479	Entergy Corp
Capital One Bank USA NA				5.13%, 09/15/2020	30	32
1.15%, 11/21/2016		250	249	Exelon Corp
2.25%, 02/13/2019		400	397	4.95%, 06/15/2035	320	322
Charles Schwab Corp/The				Exelon Generation Co LLC
3.00%, 03/10/2025		300	293	4.25%, 06/15/2022	500	513
General Electric Capital Corp				FirstEnergy Solutions Corp
2.20%, 01/09/2020		760	759	6.80%, 08/15/2039	530	552
2.30%, 04/27/2017		173	176	Florida Power & Light Co
2.30%, 01/14/2019		500	505	2.75%, 06/01/2023	500	491
2.90%, 01/09/2017		750	768	4.05%, 10/01/2044	25	25
3.15%, 09/07/2022		500	503	5.13%, 06/01/2041	40	46
4.63%, 01/07/2021		50	55	5.63%, 04/01/2034	200	240
5.38%, 10/20/2016		150	157	Georgia Power Co
5.63%, 09/15/2017		500	541	5.65%, 03/01/2037	750	825
5.88%, 01/14/2038		1,000	1,214	Great Plains Energy Inc
6.38%, 11/15/2067(a)		50	53	4.85%, 06/01/2021	30	33
6.75%, 03/15/2032		250	328	Hydro-Quebec
HSBC Finance Corp				8.05%, 07/07/2024	530	728
6.68%, 01/15/2021		850	989	Idaho Power Co
Intercontinental Exchange Inc				3.65%, 03/01/2045	200	183
4.00%, 10/15/2023		25	26	Interstate Power & Light Co
Jefferies Group LLC				3.25%, 12/01/2024	300	300
6.88%, 04/15/2021		280	313	Louisville Gas & Electric Co
8.50%, 07/15/2019		33	39	5.13%, 11/15/2040	330	367
Legg Mason Inc				Mississippi Power Co
5.63%, 01/15/2044		25	26	4.25%, 03/15/2042	30	26
National Rural Utilities Cooperative Finance				Nevada Power Co
Corp				5.45%, 05/15/2041	340	391
2.85%, 01/27/2025		100	96	7.13%, 03/15/2019	434	506
3.05%, 02/15/2022		530	530	NextEra Energy Capital Holdings Inc
Nomura Holdings Inc				4.50%, 06/01/2021	50	54
6.70%, 03/04/2020		500	586	NiSource Finance Corp
Synchrony Financial				6.40%, 03/15/2018	215	239
1.88%, 08/15/2017		1,000	996	Northern States Power Co/MN
			$13,852	5.35%, 11/01/2039	30	35
				Oncor Electric Delivery Co LLC
Electric - 1.66%				5.25%, 09/30/2040	530	578
Ameren Illinois Co				Pacific Gas & Electric Co
2.70%, 09/01/2022		530	519	3.75%, 02/15/2024	125	128
Arizona Public Service Co				5.40%, 01/15/2040	30	34
3.35%, 06/15/2024		40	40	5.80%, 03/01/2037	500	580
Berkshire Hathaway Energy Co				8.25%, 10/15/2018	300	357
3.75%, 11/15/2023		750	766	PacifiCorp
6.13%, 04/01/2036		450	532	5.65%, 07/15/2018	30	33
Commonwealth Edison Co				PECO Energy Co
4.70%, 01/15/2044		150	157	1.20%, 10/15/2016	500	501
Consolidated Edison Co of New York Inc				2.38%, 09/15/2022	460	444
6.65%, 04/01/2019		540	623	Potomac Electric Power Co
6.75%, 04/01/2038		530	698	3.60%, 03/15/2024	30	30
Dominion Resources Inc/VA				PPL Capital Funding Inc
2.50%, 12/01/2019		300	301	3.50%, 12/01/2022	1,000	1,001
4.05%, 09/15/2042		400	360	Progress Energy Inc
DTE Electric Co				3.15%, 04/01/2022	40	40
3.70%, 03/15/2045		200	182	PSEG Power LLC
6.63%, 06/01/2036		50	65	2.75%, 09/15/2016	60	61
Duke Energy Carolinas LLC				Public Service Co of Colorado
4.00%, 09/30/2042		30	29	3.95%, 03/15/2043	30	29
6.00%, 12/01/2028		500	602	Public Service Electric & Gas Co
6.45%, 10/15/2032		500	639	3.05%, 11/15/2024	300	299
Duke Energy Corp				3.50%, 08/15/2020	372	392
2.15%, 11/15/2016		500	506	Puget Sound Energy Inc
Duke Energy Florida LLC				4.43%, 11/15/2041	30	30
5.65%, 06/15/2018		30	33	San Diego Gas & Electric Co
Duke Energy Indiana Inc				3.60%, 09/01/2023	30	31
4.20%, 03/15/2042		30	30	South Carolina Electric & Gas Co
Duke Energy Progress LLC				5.45%, 02/01/2041	40	45
4.38%, 03/30/2044		400	405

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Electric (continued)			Finance - Mortgage Loan/Banker (continued)
Southern California Edison Co			Fannie Mae (continued)
1.13%, 05/01/2017	$30	$30	0.95%, 08/23/2017	$194	$193
5.50%, 03/15/2040	350	409	1.00%, 12/28/2017	72	72
5.95%, 02/01/2038	30	37	1.05%, 05/25/2018	50	50
Southern Co/The			1.07%, 07/28/2017	450	452
2.45%, 09/01/2018	540	544	1.07%, 09/27/2017	82	82
Southwestern Electric Power Co			1.13%, 04/27/2017	1,000	1,008
5.88%, 03/01/2018	600	659	1.13%, 03/28/2018	70	70
6.20%, 03/15/2040	390	472	1.13%, 04/30/2018	750	749
6.45%, 01/15/2019	30	34	1.13%, 07/20/2018	500	500
Southwestern Public Service Co			1.25%, 09/28/2016	400	403
4.50%, 08/15/2041	600	618	1.25%, 01/30/2017	500	505
TransAlta Corp			1.38%, 11/15/2016	1,100	1,110
6.50%, 03/15/2040	30	27	1.50%, 06/22/2020	750	744
Union Electric Co			1.63%, 11/27/2018	125	127
3.65%, 04/15/2045	500	451	1.70%, 10/04/2019	700	699
Virginia Electric & Power Co			1.75%, 09/12/2019	1,000	1,011
4.65%, 08/15/2043	300	317	1.75%, 11/26/2019	400	404
WEC Energy Group Inc			1.88%, 09/18/2018	100	102
3.55%, 06/15/2025	70	70	1.88%, 02/19/2019	500	509
Wisconsin Power & Light Co			2.63%, 09/06/2024	500	504
4.10%, 10/15/2044	50	48	5.25%, 09/15/2016	54	57
		$20,786	5.38%, 06/12/2017	700	756
			5.63%, 07/15/2037	65	88
Electrical Components & Equipment - 0.03%			6.00%, 04/18/2036	54	56
Emerson Electric Co			6.63%, 11/15/2030	500	715
2.63%, 02/15/2023	30	29	7.13%, 01/15/2030	250	372
4.88%, 10/15/2019	30	33	7.25%, 05/15/2030	249	371
5.25%, 10/15/2018	250	276	Federal Home Loan Banks
		$338	0.50%, 09/28/2016	1,000	1,000
Electronics - 0.19%			0.63%, 11/23/2016	1,200	1,201
Amphenol Corp			0.75%, 08/28/2017	250	250
1.55%, 09/15/2017	500	499	0.88%, 05/24/2017	500	501
Arrow Electronics Inc			1.30%, 06/05/2018	500	499
4.50%, 03/01/2023	30	31	1.63%, 06/14/2019	800	805
Honeywell International Inc			1.75%, 12/14/2018	250	254
3.35%, 12/01/2023	500	516	1.88%, 03/13/2020	500	503
Jabil Circuit Inc			2.00%, 09/14/2018	500	512
4.70%, 09/15/2022	30	30	4.13%, 03/13/2020	100	111
Koninklijke Philips NV			4.75%, 12/16/2016	975	1,027
3.75%, 03/15/2022	500	497	4.88%, 05/17/2017	60	64
5.00%, 03/15/2042	30	29	5.00%, 11/17/2017	750	816
5.75%, 03/11/2018	26	28	5.50%, 07/15/2036	50	66
Thermo Fisher Scientific Inc			5.63%, 06/11/2021	65	78
1.30%, 02/01/2017	60	60	Freddie Mac
4.15%, 02/01/2024	600	613	0.75%, 01/12/2018	550	548
4.70%, 05/01/2020	30	32	0.88%, 10/14/2016	1,500	1,506
		$2,335	0.88%, 02/22/2017	1,500	1,505
			0.88%, 03/07/2018	1,000	996
Environmental Control - 0.13%			1.00%, 03/08/2017	1,500	1,507
Republic Services Inc			1.00%, 07/28/2017	500	501
3.20%, 03/15/2025	300	288	1.00%, 09/29/2017	500	501
5.50%, 09/15/2019	25	28	1.25%, 10/02/2019	1,000	991
6.20%, 03/01/2040	255	310	1.38%, 05/01/2020	500	495
Waste Management Inc			1.40%, 08/22/2019	163	162
3.50%, 05/15/2024	1,000	1,007	1.75%, 05/30/2019	250	253
		$1,633	2.38%, 01/13/2022	500	509
			3.00%, 01/18/2028	59	57
Federal & Federally Sponsored Credit - 0.05%
Federal Farm Credit Banks			3.75%, 03/27/2019	500	542
0.54%, 11/07/2016	70	70	4.88%, 06/13/2018	63	69
4.88%, 01/17/2017	485	513	5.00%, 02/16/2017	73	78
			5.13%, 10/18/2016	125	132
		$583
			5.13%, 11/17/2017	70	76
Finance - Mortgage Loan/Banker - 2.84%			5.50%, 08/23/2017	169	184
Fannie Mae			6.25%, 07/15/2032	500	699
0.00%, 10/09/2019(c)	85	78	6.75%, 03/15/2031	43	62
0.88%, 10/26/2017	1,094	1,095			$35,579
0.88%, 12/20/2017	1,000	998
0.88%, 12/27/2017	650	649	Food- 0.54%
0.88%, 02/08/2018	1,000	996	Campbell Soup Co
0.88%, 05/21/2018	1,000	994	4.25%, 04/15/2021	30	32

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Food (continued)			Healthcare - Products (continued)
ConAgra Foods Inc			Covidien International Finance SA
3.25%, 09/15/2022	$1,030	$980	6.00%, 10/15/2017	$530	$578
4.65%, 01/25/2043	30	26	Danaher Corp
Delhaize Group			5.63%, 01/15/2018	25	27
5.70%, 10/01/2040	30	32	Medtronic Inc
General Mills Inc			1.50%, 03/15/2018(b)	250	249
1.40%, 10/20/2017	550	548	3.50%, 03/15/2025(b)	780	777
3.15%, 12/15/2021	30	30	4.38%, 03/15/2035(b)	250	248
JM Smucker Co/The			4.45%, 03/15/2020	30	33
3.00%, 03/15/2022(b)	300	294	4.63%, 03/15/2044	500	500
4.25%, 03/15/2035(b)	300	280	5.55%, 03/15/2040	40	46
Kellogg Co			St Jude Medical Inc
4.00%, 12/15/2020	780	829	4.75%, 04/15/2043	300	290
Kraft Foods Group Inc			Stryker Corp
3.50%, 06/06/2022	500	504	4.38%, 05/15/2044	25	25
5.38%, 02/10/2020	30	33	Zimmer Biomet Holdings Inc
6.50%, 02/09/2040	30	36	2.00%, 04/01/2018	200	199
Kraft Heinz Foods Co			3.15%, 04/01/2022	200	195
2.00%, 07/02/2018(b)	330	330	4.45%, 08/15/2045	300	271
3.95%, 07/15/2025(b)	120	122			$3,761
5.20%, 07/15/2045(b)	260	273
Kroger Co/The			Healthcare - Services - 0.37%
2.95%, 11/01/2021	500	493	Aetna Inc
5.40%, 07/15/2040	30	32	1.50%, 11/15/2017	530	528
Mondelez International Inc			6.63%, 06/15/2036	13	16
4.00%, 02/01/2024	30	31	Anthem Inc
6.50%, 02/09/2040	530	642	3.50%, 08/15/2024	450	435
Tyson Foods Inc			4.65%, 01/15/2043	30	28
4.88%, 08/15/2034	700	700	4.65%, 08/15/2044	350	330
Unilever Capital Corp			Cigna Corp
4.25%, 02/10/2021	500	548	4.00%, 02/15/2022	600	607
		$6,795	Humana Inc
			2.63%, 10/01/2019	20	20
Forest Products & Paper - 0.04%			4.63%, 12/01/2042	500	481
Georgia-Pacific LLC			Memorial Sloan-Kettering Cancer Center
7.75%, 11/15/2029	20	27	4.20%, 07/01/2055	250	236
International Paper Co			Quest Diagnostics Inc
7.30%, 11/15/2039	326	392	4.75%, 01/30/2020	12	13
Plum Creek Timberlands LP			UnitedHealth Group Inc
4.70%, 03/15/2021	30	32	1.90%, 07/16/2018	300	301
		$451	2.70%, 07/15/2020	300	304
			3.75%, 07/15/2025	190	195
Gas- 0.15%			4.70%, 02/15/2021	500	549
Atmos Energy Corp			6.50%, 06/15/2037	500	633
4.13%, 10/15/2044	250	239
					$4,676
CenterPoint Energy Inc
6.50%, 05/01/2018	30	33	Housewares - 0.02%
Dominion Gas Holdings LLC			Newell Rubbermaid Inc
3.55%, 11/01/2023	30	30	2.88%, 12/01/2019	200	200
4.60%, 12/15/2044	500	479
ONE Gas Inc
			Insurance - 0.85%
3.61%, 02/01/2024	50	52
			ACE INA Holdings Inc
Piedmont Natural Gas Co Inc
			2.70%, 03/13/2023	300	286
4.10%, 09/18/2034	25	25
			5.90%, 06/15/2019	30	34
Sempra Energy
			Aflac Inc
2.40%, 03/15/2020	200	199
			3.63%, 11/15/2024	300	301
6.00%, 10/15/2039	634	736
			6.45%, 08/15/2040	30	36
Southern California Gas Co
			American International Group Inc
4.45%, 03/15/2044	50	52
			3.88%, 01/15/2035	300	272
		$1,845
			4.80%, 07/10/2045	260	259
Hand & Machine Tools - 0.02%			4.88%, 06/01/2022	850	927
Stanley Black & Decker Inc			6.25%, 05/01/2036	100	119
3.40%, 12/01/2021	250	258	Aon Corp
			5.00%, 09/30/2020	480	529
			AXA SA
Healthcare - Products - 0.30%			8.60%, 12/15/2030	30	40
Becton Dickinson and Co			Berkshire Hathaway Finance Corp
1.45%, 05/15/2017	230	229	1.60%, 05/15/2017	400	403
3.88%, 05/15/2024	30	30	4.25%, 01/15/2021	350	380
5.00%, 11/12/2040	30	30	5.75%, 01/15/2040	450	529
Boston Scientific Corp			Chubb Corp/The
6.00%, 01/15/2020	30	34	6.50%, 05/15/2038	326	421

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Insurance (continued)			Machinery - Construction & Mining - 0.13%
CNA Financial Corp			Caterpillar Financial Services Corp
5.75%, 08/15/2021	$40	$45	1.63%, 06/01/2017	$30	$30
First American Financial Corp			2.45%, 09/06/2018	500	511
4.60%, 11/15/2024	300	305	5.45%, 04/15/2018	500	549
Hartford Financial Services Group Inc/The			7.15%, 02/15/2019	25	29
6.63%, 03/30/2040	530	670	Caterpillar Inc
Lincoln National Corp			3.40%, 05/15/2024	500	502
8.75%, 07/01/2019	430	527	3.80%, 08/15/2042	50	45
Marsh & McLennan Cos Inc					$1,666
2.35%, 09/10/2019	25	25
2.35%, 03/06/2020	200	200	Machinery - Diversified - 0.09%
MetLife Inc			Cummins Inc
4.05%, 03/01/2045	200	185	4.88%, 10/01/2043	25	26
4.72%, 12/15/2044(a)	200	206	John Deere Capital Corp
4.75%, 02/08/2021	750	825	1.20%, 10/10/2017	30	30
6.40%, 12/15/2066(a)	430	472	1.55%, 12/15/2017	25	25
7.72%, 02/15/2019	130	153	2.75%, 03/15/2022	530	523
PartnerRe Finance B LLC			3.35%, 06/12/2024	300	301
5.50%, 06/01/2020	40	45	Rockwell Automation Inc
Progressive Corp/The			6.25%, 12/01/2037	129	161
3.75%, 08/23/2021	30	32	Roper Technologies Inc
4.35%, 04/25/2044	30	30	1.85%, 11/15/2017	30	30
Prudential Financial Inc					$1,096
5.70%, 12/14/2036	480	533	Media- 1.05%
7.38%, 06/15/2019	500	587	21st Century Fox America Inc
Reinsurance Group of America Inc			3.00%, 09/15/2022	40	39
4.70%, 09/15/2023	30	32	4.50%, 02/15/2021	500	533
Travelers Cos Inc/The			6.40%, 12/15/2035	50	57
6.25%, 06/15/2037	533	662	7.85%, 03/01/2039	500	690
Unum Group			CBS Corp
7.13%, 09/30/2016	30	32	3.70%, 08/15/2024	500	483
Voya Financial Inc			5.75%, 04/15/2020	530	591
5.50%, 07/15/2022	30	34	7.88%, 07/30/2030	30	38
XLIT Ltd			Comcast Corp
2.30%, 12/15/2018	500	503	3.13%, 07/15/2022	575	578
		$10,639	3.38%, 02/15/2025	600	597
Internet - 0.19%			3.38%, 08/15/2025	300	299
Alibaba Group Holding Ltd			4.50%, 01/15/2043	25	25
3.60%, 11/28/2024(b)	1,000	945	4.60%, 08/15/2045	270	275
Amazon.com Inc			5.65%, 06/15/2035	500	572
2.50%, 11/29/2022	40	38	5.70%, 05/15/2018	100	110
2.60%, 12/05/2019	500	506	6.30%, 11/15/2017	500	551
eBay Inc			6.40%, 03/01/2040	500	625
2.60%, 07/15/2022	450	408	6.45%, 03/15/2037	60	75
Google Inc			DIRECTV Holdings LLC / DIRECTV
3.63%, 05/19/2021	40	42	Financing Co Inc
Symantec Corp			3.80%, 03/15/2022	530	526
2.75%, 06/15/2017	500	502	3.95%, 01/15/2025	500	485
		$2,441	5.88%, 10/01/2019	520	582
			Discovery Communications LLC
Iron & Steel - 0.08%			5.05%, 06/01/2020	430	466
Nucor Corp			6.35%, 06/01/2040	40	42
4.00%, 08/01/2023	250	254	RELX Capital Inc
Vale Overseas Ltd			3.13%, 10/15/2022	16	15
5.63%, 09/15/2019	380	394	Scripps Networks Interactive Inc
6.88%, 11/10/2039	50	43	3.95%, 06/15/2025	350	341
Vale SA			Thomson Reuters Corp
5.63%, 09/11/2042	350	268	3.95%, 09/30/2021	200	207
		$959	5.85%, 04/15/2040	30	33
			Time Warner Cable Inc
Leisure Products & Services - 0.03%			4.50%, 09/15/2042	500	401
Carnival Corp			7.30%, 07/01/2038	60	64
3.95%, 10/15/2020	25	26	8.75%, 02/14/2019	830	981
Harley-Davidson Inc			Time Warner Inc
3.50%, 07/28/2025	300	300	3.55%, 06/01/2024	500	490
		$326	4.88%, 03/15/2020	430	471
Lodging - 0.00%			6.20%, 03/15/2040	430	481
Wyndham Worldwide Corp			Viacom Inc
3.90%, 03/01/2023	25	24	2.50%, 12/15/2016	30	30
			3.88%, 12/15/2021	530	516
			4.38%, 03/15/2043	330	243

See accompanying notes.

Schedule of Investments

Bond Market Index Fund

August 31, 2015

	Principal			Principal

BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Media (continued)			Office & Business Equipment (continued)

Walt Disney Co/The			Xerox Corp (continued)

3.75%, 06/01/2021	$525	$561	6.75%, 12/15/2039	$250	$276

7.00%, 03/01/2032	30	41			$723

		$13,114
			Oil & Gas - 2.32%

Metal Fabrication & Hardware - 0.00%			Anadarko Petroleum Corp

Precision Castparts Corp			5.95%, 09/15/2016	375	391

1.25%, 01/15/2018	30	30	6.20%, 03/15/2040	430	469

			Apache Corp

			3.63%, 02/01/2021	530	542
Mining - 0.40%
			4.75%, 04/15/2043	280	255
Barrick North America Finance LLC
			BP Capital Markets PLC
5.75%, 05/01/2043	280	239
			1.85%, 05/05/2017	600	605
Barrick PD Australia Finance Pty Ltd
			2.52%, 01/15/2020	500	504
4.95%, 01/15/2020	180	190
			3.25%, 05/06/2022	640	635
BHP Billiton Finance USA Ltd
			4.75%, 03/10/2019	170	185
2.05%, 09/30/2018	250	250
			Canadian Natural Resources Ltd
5.00%, 09/30/2043	500	514
			1.75%, 01/15/2018	300	296
Freeport-McMoRan Inc
			3.80%, 04/15/2024	750	705
2.15%, 03/01/2017	630	601
			Cenovus Energy Inc
4.00%, 11/14/2021	500	405
			5.70%, 10/15/2019	290	317
5.40%, 11/14/2034	500	360
			Chevron Corp
Goldcorp Inc
			1.35%, 11/15/2017	300	299
3.63%, 06/09/2021	30	29
			2.19%, 11/15/2019	350	352
Newmont Mining Corp
			2.43%, 06/24/2020	290	291
3.50%, 03/15/2022	500	451
			CNOOC Nexen Finance 2014 ULC
5.13%, 10/01/2019	50	53
			1.63%, 04/30/2017	200	200
Rio Tinto Alcan Inc
			4.25%, 04/30/2024	500	508
5.75%, 06/01/2035	400	422
			ConocoPhillips
6.13%, 12/15/2033	30	33
			6.00%, 01/15/2020	500	573
Rio Tinto Finance USA Ltd
			6.50%, 02/01/2039	490	591
3.75%, 09/20/2021	400	404
			ConocoPhillips Co
6.50%, 07/15/2018	412	459
			1.05%, 12/15/2017	100	99
Southern Copper Corp
			2.88%, 11/15/2021	300	297
5.38%, 04/16/2020	40	43
			Continental Resources Inc/OK
5.88%, 04/23/2045	350	301
			4.50%, 04/15/2023	530	478
6.75%, 04/16/2040	100	96
			Devon Energy Corp
Teck Resources Ltd
			5.60%, 07/15/2041	495	503
6.25%, 07/15/2041	300	202
			6.30%, 01/15/2019	445	498

		$5,052	Ecopetrol SA

Miscellaneous Manufacturers - 0.30%			5.88%, 09/18/2023	1,040	1,049

3M Co			Encana Corp

1.38%, 09/29/2016	25	25	3.90%, 11/15/2021	540	502

2.00%, 06/26/2022	500	483	EOG Resources Inc

5.70%, 03/15/2037	30	37	2.63%, 03/15/2023	480	455

Dover Corp			4.40%, 06/01/2020	40	43

5.38%, 03/01/2041	30	35	EQT Corp

Eaton Corp			6.50%, 04/01/2018	30	33

1.50%, 11/02/2017	500	497	Exxon Mobil Corp

2.75%, 11/02/2022	20	19	0.92%, 03/15/2017	330	330

4.15%, 11/02/2042	20	18	1.31%, 03/06/2018	200	200

General Electric Co			2.71%, 03/06/2025	200	195

4.50%, 03/11/2044	500	507	Hess Corp

5.25%, 12/06/2017	500	539	1.30%, 06/15/2017	500	497

Illinois Tool Works Inc			7.30%, 08/15/2031	540	606

0.90%, 02/25/2017	780	780	Husky Energy Inc

Ingersoll-Rand Luxembourg Finance SA			4.00%, 04/15/2024	100	93

2.63%, 05/01/2020	500	496	Kerr-McGee Corp

Parker-Hannifin Corp			6.95%, 07/01/2024	400	472

3.30%, 11/21/2024	300	300	Marathon Oil Corp

3.50%, 09/15/2022	30	31	5.90%, 03/15/2018	30	33

Tyco Electronics Group SA			Marathon Petroleum Corp

7.13%, 10/01/2037	37	48	5.00%, 09/15/2054	200	175

		$3,815	Murphy Oil Corp

			3.70%, 12/01/2022	40	34

Office & Business Equipment - 0.06%			Nabors Industries Inc

Pitney Bowes Inc			2.35%, 09/15/2016	530	526

5.75%, 09/15/2017	29	31	Nexen Energy ULC

Xerox Corp			6.40%, 05/15/2037	230	271

4.50%, 05/15/2021	30	31	7.50%, 07/30/2039	39	52

5.63%, 12/15/2019	350	385	Noble Energy Inc

			4.15%, 12/15/2021	750	746

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)			Packaging & Containers (continued)
Noble Holding International Ltd			Packaging Corp of America
6.20%, 08/01/2040	$65	$49	4.50%, 11/01/2023	$25	$26
Occidental Petroleum Corp					$55
3.50%, 06/15/2025	500	499
Petrobras Global Finance BV			Pharmaceuticals - 1.33%
4.38%, 05/20/2023	80	63	Abbott Laboratories
4.88%, 03/17/2020	300	263	2.00%, 03/15/2020	300	298
6.13%, 10/06/2016	500	503	5.13%, 04/01/2019	530	584
6.88%, 01/20/2040	65	51	AbbVie Inc
7.25%, 03/17/2044	500	403	1.80%, 05/14/2018	570	566
7.88%, 03/15/2019	550	554	2.50%, 05/14/2020	170	168
Petro-Canada			2.90%, 11/06/2022	550	531
6.80%, 05/15/2038	534	652	3.60%, 05/14/2025	150	148
Petroleos Mexicanos			4.50%, 05/14/2035	220	211
4.25%, 01/15/2025(b)	50	47	4.70%, 05/14/2045	320	309
4.88%, 01/24/2022	80	81	Actavis Funding SCS
5.50%, 06/27/2044	30	26	3.00%, 03/12/2020	685	682
5.63%, 01/23/2046(b)	800	712	3.80%, 03/15/2025	1,020	987
5.75%, 03/01/2018	1,300	1,396	4.55%, 03/15/2035	170	156
6.63%, 06/15/2035	750	765	Actavis Inc
Phillips 66			1.88%, 10/01/2017	500	498
4.88%, 11/15/2044	500	478	6.13%, 08/15/2019	34	38
5.88%, 05/01/2042	30	32	AmerisourceBergen Corp
Pioneer Natural Resources Co			3.40%, 05/15/2024	30	30
3.95%, 07/15/2022	30	29	AstraZeneca PLC
Pride International Inc			4.00%, 09/18/2042	300	291
7.88%, 08/15/2040	1,000	961	5.90%, 09/15/2017	500	545
Rowan Cos Inc			Bristol-Myers Squibb Co
5.00%, 09/01/2017	30	30	3.25%, 08/01/2042	515	439
Shell International Finance BV			Cardinal Health Inc
0.90%, 11/15/2016	30	30	1.90%, 06/15/2017	400	402
3.25%, 05/11/2025	280	274	4.60%, 03/15/2043	430	415
4.13%, 05/11/2035	60	58	Eli Lilly & Co
4.38%, 03/25/2020	565	618	5.50%, 03/15/2027	530	633
4.38%, 05/11/2045	500	495	Express Scripts Holding Co
5.50%, 03/25/2040	430	482	3.90%, 02/15/2022	500	506
Statoil ASA			4.75%, 11/15/2021	50	53
1.25%, 11/09/2017	750	745	GlaxoSmithKline Capital Inc
2.25%, 11/08/2019	500	501	5.65%, 05/15/2018	430	476
3.15%, 01/23/2022	300	302	6.38%, 05/15/2038	430	538
5.25%, 04/15/2019	58	64	Johnson & Johnson
Suncor Energy Inc			4.85%, 05/15/2041	450	506
6.85%, 06/01/2039	13	16	5.55%, 08/15/2017	30	33
Talisman Energy Inc			5.95%, 08/15/2037	75	95
6.25%, 02/01/2038	30	27	McKesson Corp
Total Capital International SA			1.29%, 03/10/2017	500	498
2.13%, 01/10/2019	400	403	2.70%, 12/15/2022	500	478
2.88%, 02/17/2022	400	396	4.75%, 03/01/2021	100	109
Total Capital SA			4.88%, 03/15/2044	80	80
4.25%, 12/15/2021	550	600	Mead Johnson Nutrition Co
Valero Energy Corp			4.60%, 06/01/2044	30	28
9.38%, 03/15/2019	500	610	Merck & Co Inc
		$29,120	1.10%, 01/31/2018	500	498
			6.55%, 09/15/2037	290	385
Oil & Gas Services - 0.08%			Merck Sharp & Dohme Corp
Baker Hughes Inc			5.00%, 06/30/2019	530	587
7.50%, 11/15/2018	34	39	Mylan Inc
Cameron International Corp			4.20%, 11/29/2023	30	30
6.38%, 07/15/2018	30	33	Novartis Capital Corp
Halliburton Co			3.40%, 05/06/2024	500	511
3.25%, 11/15/2021	530	533	4.40%, 04/24/2020	30	33
7.45%, 09/15/2039	26	34	4.40%, 05/06/2044	30	32
Weatherford International Ltd/Bermuda			Novartis Securities Investment Ltd
6.00%, 03/15/2018	34	35	5.13%, 02/10/2019	500	555
6.75%, 09/15/2040	380	319	Perrigo Co PLC
		$993	5.30%, 11/15/2043	500	506
			Pfizer Inc
Packaging & Containers - 0.00%			3.40%, 05/15/2024	100	100
MeadWestvaco Corp			4.30%, 06/15/2043	200	195
7.38%, 09/01/2019	25	29	6.20%, 03/15/2019	380	432
			Teva Pharmaceutical Finance IV BV
			3.65%, 11/10/2021	750	746

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Pharmaceuticals (continued)			Real Estate (continued)
Wyeth LLC			Prologis LP
6.50%, 02/01/2034	$500	$632	2.75%, 02/15/2019	$390	$394
Zoetis Inc					$684
3.25%, 02/01/2023	40	38
		$16,611	Regional Authority - 0.32%
			Province of British Columbia Canada
Pipelines - 0.76%			2.65%, 09/22/2021	400	413
Boardwalk Pipelines LP			6.50%, 01/15/2026	45	59
3.38%, 02/01/2023	30	26	Province of Manitoba Canada
Buckeye Partners LP			1.75%, 05/30/2019	500	502
4.35%, 10/15/2024	25	23	3.05%, 05/14/2024	30	31
Enbridge Energy Partners LP			Province of Ontario Canada
5.20%, 03/15/2020	24	26	1.10%, 10/25/2017	500	499
Energy Transfer Partners LP			3.20%, 05/16/2024	440	460
4.05%, 03/15/2025	300	272	4.00%, 10/07/2019	400	434
6.50%, 02/01/2042	530	524	4.95%, 11/28/2016	400	421
9.00%, 04/15/2019	16	19	Province of Quebec Canada
Enterprise Products Operating LLC			2.75%, 08/25/2021	540	555
1.65%, 05/07/2018	175	173	2.88%, 10/16/2024	500	507
3.75%, 02/15/2025	500	478	7.50%, 09/15/2029	36	53
4.85%, 08/15/2042	400	362	Province of Saskatchewan Canada
5.20%, 09/01/2020	430	472	8.50%, 07/15/2022	17	23
6.88%, 03/01/2033	39	45			$3,957
Kinder Morgan Energy Partners LP
3.50%, 09/01/2023	390	346	REITS- 0.69%
4.70%, 11/01/2042	20	15	American Tower Corp
6.38%, 03/01/2041	380	362	4.70%, 03/15/2022	50	52
6.95%, 01/15/2038	383	392	5.90%, 11/01/2021	500	559
Kinder Morgan Inc/DE			AvalonBay Communities Inc
3.05%, 12/01/2019	400	393	2.85%, 03/15/2023	30	29
5.05%, 02/15/2046	300	239	3.63%, 10/01/2020	100	104
Magellan Midstream Partners LP			BioMed Realty LP
4.25%, 02/01/2021	750	774	6.13%, 04/15/2020	17	19
ONEOK Partners LP			Boston Properties LP
6.13%, 02/01/2041	30	27	3.13%, 09/01/2023	20	19
8.63%, 03/01/2019	530	624	5.63%, 11/15/2020	30	34
Plains All American Pipeline LP / PAA			5.88%, 10/15/2019	430	486
Finance Corp			Camden Property Trust
4.30%, 01/31/2043	100	81	3.50%, 09/15/2024	25	24
4.70%, 06/15/2044	30	26	CBL & Associates LP
8.75%, 05/01/2019	170	199	5.25%, 12/01/2023	200	207
Regency Energy Partners LP / Regency			CubeSmart LP
Energy Finance Corp			4.38%, 12/15/2023	30	31
5.00%, 10/01/2022	350	343	DDR Corp
Southern Natural Gas Co LLC			4.63%, 07/15/2022	130	135
5.90%, 04/01/2017(a),(b)	750	791	Duke Realty LP
Spectra Energy Capital LLC			3.75%, 12/01/2024	300	292
8.00%, 10/01/2019	30	35	3.88%, 10/15/2022	530	535
Spectra Energy Partners LP			EPR Properties
4.75%, 03/15/2024	30	30	7.75%, 07/15/2020	30	35
Sunoco Logistics Partners Operations LP			ERP Operating LP
5.50%, 02/15/2020	30	33	2.38%, 07/01/2019	300	301
Tennessee Gas Pipeline Co LLC			5.75%, 06/15/2017	100	107
7.50%, 04/01/2017	30	32	Federal Realty Investment Trust
TransCanada PipeLines Ltd			4.50%, 12/01/2044	300	297
3.75%, 10/16/2023	30	30	HCP Inc
6.10%, 06/01/2040	30	33	3.75%, 02/01/2019	400	415
6.50%, 08/15/2018	30	34	3.88%, 08/15/2024	200	193
7.25%, 08/15/2038	750	927	4.20%, 03/01/2024	200	198
Williams Cos Inc/The			6.70%, 01/30/2018	39	43
7.50%, 01/15/2031	29	30	Health Care REIT Inc
Williams Partners LP			2.25%, 03/15/2018	500	501
3.90%, 01/15/2025	500	445	4.50%, 01/15/2024	30	31
4.00%, 09/15/2025	50	45	Highwoods Realty LP
5.10%, 09/15/2045	220	180	3.20%, 06/15/2021	30	30
5.25%, 03/15/2020	530	566	Hospitality Properties Trust
6.30%, 04/15/2040	30	29	4.65%, 03/15/2024	40	39
		$9,481	Host Hotels & Resorts LP
			6.00%, 10/01/2021	30	34
Real Estate - 0.05%			Kimco Realty Corp
Brookfield Asset Management Inc			3.20%, 05/01/2021	750	750
4.00%, 01/15/2025	300	290

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

REITS (continued)			Retail (continued)
Liberty Property LP			Walgreen Co
3.38%, 06/15/2023	$40	$38	5.25%, 01/15/2019	$6	$7
Omega Healthcare Investors Inc			Walgreens Boots Alliance Inc
4.95%, 04/01/2024	30	31	1.75%, 11/17/2017	400	400
Realty Income Corp			3.80%, 11/18/2024	500	489
3.25%, 10/15/2022	500	483	Wal-Mart Stores Inc
4.13%, 10/15/2026	20	20	3.25%, 10/25/2020	550	577
5.88%, 03/15/2035	40	46	3.30%, 04/22/2024	550	555
Simon Property Group LP			5.63%, 04/15/2041	450	540
2.15%, 09/15/2017	50	51	6.50%, 08/15/2037	550	716
2.20%, 02/01/2019	500	504	6.75%, 10/15/2023	250	313
2.75%, 02/01/2023	250	239	Yum! Brands Inc
4.75%, 03/15/2042	164	170	6.25%, 03/15/2018	17	19
Tanger Properties LP			6.88%, 11/15/2037	17	20
3.75%, 12/01/2024	300	293			$11,943
Ventas Realty LP
3.75%, 05/01/2024	500	490	Semiconductors - 0.22%
Weingarten Realty Investors			Intel Corp
3.38%, 10/15/2022	120	117	2.45%, 07/29/2020	300	301
Weyerhaeuser Co			3.30%, 10/01/2021	550	568
7.38%, 10/01/2019	500	587	4.00%, 12/15/2032	500	479
7.38%, 03/15/2032	30	38	KLA-Tencor Corp
		$8,607	3.38%, 11/01/2019	300	306
			QUALCOMM Inc
Retail - 0.95%			2.25%, 05/20/2020	250	247
AutoZone Inc			3.45%, 05/20/2025	180	169
1.30%, 01/13/2017	530	530	4.65%, 05/20/2035	70	64
Bed Bath & Beyond Inc			4.80%, 05/20/2045	110	95
3.75%, 08/01/2024	500	496	Texas Instruments Inc
Costco Wholesale Corp			0.88%, 03/12/2017	550	551
1.75%, 02/15/2020	250	247			$2,780
CVS Health Corp
1.20%, 12/05/2016	500	500	Software - 0.40%
2.80%, 07/20/2020	340	343	Fidelity National Information Services Inc
5.13%, 07/20/2045	240	256	2.00%, 04/15/2018	530	521
5.75%, 06/01/2017	39	42	Fiserv Inc
6.13%, 09/15/2039	300	352	3.50%, 10/01/2022	30	30
Dollar General Corp			Microsoft Corp
1.88%, 04/15/2018	30	30	1.85%, 02/12/2020	500	498
Gap Inc/The			3.50%, 11/15/2042	350	304
5.95%, 04/12/2021	30	33	3.63%, 12/15/2023	550	573
Home Depot Inc/The			4.00%, 02/12/2055	500	452
3.75%, 02/15/2024	500	521	4.20%, 06/01/2019	50	54
5.88%, 12/16/2036	550	667	Oracle Corp
Kohl's Corp			2.38%, 01/15/2019	600	609
4.00%, 11/01/2021	30	31	3.40%, 07/08/2024	550	550
4.25%, 07/17/2025	300	292	3.90%, 05/15/2035	130	122
Lowe's Cos Inc			4.38%, 05/15/2055	150	140
3.88%, 09/15/2023	30	31	5.38%, 07/15/2040	550	613
4.25%, 09/15/2044	450	443	5.75%, 04/15/2018	500	552
6.65%, 09/15/2037	33	42			$5,018
Macy's Retail Holdings Inc			Sovereign - 1.85%
5.13%, 01/15/2042	250	234	Brazilian Government International Bond
6.90%, 04/01/2029	510	614	4.25%, 01/07/2025	330	306
McDonald's Corp			4.88%, 01/22/2021	700	712
3.25%, 06/10/2024	175	173	5.63%, 01/07/2041	500	445
3.63%, 05/20/2021	750	786	8.00%, 01/15/2018	83	90
5.00%, 02/01/2019	100	109	10.13%, 05/15/2027	300	421
Nordstrom Inc			Canada Government International Bond
5.00%, 01/15/2044	300	316	0.88%, 02/14/2017	600	601
QVC Inc			1.13%, 03/19/2018	200	200
3.13%, 04/01/2019	30	30	Colombia Government International Bond
Staples Inc			11.75%, 02/25/2020	300	401
4.38%, 01/12/2023	120	119	10.38%, 01/28/2033	700	1,017
Starbucks Corp			Export Development Canada
0.88%, 12/05/2016	25	25	0.63%, 12/15/2016	50	50
Target Corp			1.75%, 08/19/2019	50	50
3.88%, 07/15/2020	500	539	Export-Import Bank of Korea
4.00%, 07/01/2042	500	481	5.00%, 04/11/2022	500	558
TJX Cos Inc/The			Israel Government AID Bond
2.75%, 06/15/2021	25	25	5.50%, 09/18/2023	65	79

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

		Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Sovereign (continued)				Supranational Bank (continued)
Israel Government AID Bond	(continued)			Council Of Europe Development
5.50%, 04/26/2024		$65	$79	Bank (continued)
5.50%, 09/18/2033		33	43	1.75%, 11/14/2019	$300	$302
Israel Government International Bond				European Bank for Reconstruction &
5.13%, 03/26/2019		500	560	Development
Italy Government International Bond				1.00%, 02/16/2017	1,000	1,006
5.38%, 06/15/2033		40	46	European Investment Bank
6.88%, 09/27/2023		550	694	0.88%, 04/18/2017	1,000	1,001
Japan Bank for International				1.00%, 06/15/2018	1,000	994
Cooperation/Japan				1.13%, 09/15/2017	1,200	1,203
1.13%, 07/19/2017		500	500	1.38%, 06/15/2020	330	325
2.13%, 02/10/2025		300	288	1.63%, 03/16/2020	300	299
3.00%, 05/29/2024		300	311	1.88%, 02/10/2025	250	238
Mexico Government International Bond				2.50%, 04/15/2021	150	155
3.60%, 01/30/2025		280	274	2.88%, 09/15/2020	1,100	1,158
3.63%, 03/15/2022		570	571	4.88%, 01/17/2017	1,100	1,162
4.60%, 01/23/2046		200	183	FMS Wertmanagement AoeR
4.75%, 03/08/2044		210	196	1.75%, 03/17/2020	200	201
5.63%, 01/15/2017		800	848	Inter-American Development Bank
5.75%, 10/12/2110		500	478	0.88%, 11/15/2016	100	100
6.75%, 09/27/2034		500	609	1.75%, 10/15/2019	1,000	1,012
8.30%, 08/15/2031		97	141	2.38%, 08/15/2017	750	773
Panama Government International Bond				3.88%, 09/17/2019	600	654
3.75%, 03/16/2025		250	244	4.38%, 01/24/2044	50	60
8.88%, 09/30/2027		570	798	International Bank for Reconstruction &
Peruvian Government International Bond				Development
5.63%, 11/18/2050		800	860	0.63%, 05/02/2017	230	229
Philippine Government International Bond				0.75%, 12/15/2016	1,000	1,001
4.00%, 01/15/2021		750	809	0.88%, 04/17/2017	150	150
6.38%, 10/23/2034		510	678	1.13%, 07/18/2017	530	534
7.75%, 01/14/2031		140	203	2.50%, 07/29/2025	270	271
10.63%, 03/16/2025		600	956	7.63%, 01/19/2023	933	1,279
Poland Government International Bond				International Finance Corp
5.00%, 03/23/2022		500	558	1.00%, 04/24/2017	750	751
5.13%, 04/21/2021		580	650	1.13%, 11/23/2016	560	562
Republic of Korea				1.75%, 09/16/2019	550	553
5.13%, 12/07/2016		750	788	Nordic Investment Bank
South Africa Government International Bond				1.00%, 03/07/2017	750	753
5.88%, 05/30/2022		100	108			$20,090
5.88%, 09/16/2025		500	540
Tennessee Valley Authority				Telecommunications - 1.46%
3.50%, 12/15/2042		100	94	America Movil SAB de CV
3.88%, 02/15/2021		400	437	5.00%, 03/30/2020	30	33
4.50%, 04/01/2018		54	59	5.63%, 11/15/2017	39	42
4.63%, 09/15/2060		500	550	6.13%, 03/30/2040	750	847
5.25%, 09/15/2039		250	307	AT&T Inc
5.38%, 04/01/2056		61	76	1.60%, 02/15/2017	100	100
5.88%, 04/01/2036		600	788	2.30%, 03/11/2019	150	149
6.75%, 11/01/2025		57	76	3.00%, 02/15/2022	760	731
Turkey Government International Bond				3.90%, 03/11/2024	500	499
4.25%, 04/14/2026		250	234	4.35%, 06/15/2045	1,000	855
4.88%, 04/16/2043		850	747	5.35%, 09/01/2040	540	530
5.75%, 03/22/2024		750	795	6.15%, 09/15/2034	400	428
8.00%, 02/14/2034		600	750	6.30%, 01/15/2038	500	547
Uruguay Government International Bond				6.50%, 09/01/2037	56	63
4.13%, 11/20/2045		386	318	British Telecommunications PLC
				1.25%, 02/14/2017	500	499
			$23,174
				5.95%, 01/15/2018	10	11
Supranational Bank - 1.60%				9.62%, 12/15/2030(a)	30	44
African Development Bank				Cisco Systems Inc
1.38%, 02/12/2020		250	248	1.10%, 03/03/2017	500	501
2.38%, 09/23/2021		15	15	2.45%, 06/15/2020	460	464
Asian Development Bank				5.90%, 02/15/2039	430	518
1.13%, 03/15/2017		750	754	Deutsche Telekom International Finance BV
1.75%, 09/11/2018		500	508	8.75%, 06/15/2030(a)	530	750
2.13%, 11/24/2021		300	303	Juniper Networks Inc
2.13%, 03/19/2025		300	294	4.35%, 06/15/2025	200	199
5.82%, 06/16/2028		39	50	Motorola Solutions Inc
Corp Andina de Fomento				3.50%, 09/01/2021	275	261
4.38%, 06/15/2022		559	606	Orange SA
Council Of Europe Development Bank				4.13%, 09/14/2021	30	32
1.50%, 02/22/2017		580	586	5.38%, 01/13/2042	30	32

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Telecommunications (continued)			Transportation (continued)
Orange SA (continued)			United Parcel Service Inc (continued)
9.00%, 03/01/2031(a)	$500	$707	5.13%, 04/01/2019	$325	$362
Qwest Corp					$6,602
6.88%, 09/15/2033	20	20
7.25%, 09/15/2025	565	622	Trucking & Leasing - 0.00%
Rogers Communications Inc			GATX Corp
6.80%, 08/15/2018	30	34	4.75%, 06/15/2022	50	53
Telefonica Emisiones SAU
5.13%, 04/27/2020	100	110	Water- 0.00%
7.05%, 06/20/2036	530	649	American Water Capital Corp
Verizon Communications Inc			6.59%, 10/15/2037	13	17
1.10%, 11/01/2017	500	495
1.35%, 06/09/2017	750	748	TOTAL BONDS		$438,101
2.55%, 06/17/2019	750	757		Principal
2.63%, 02/21/2020	350	350	MUNICIPAL BONDS - 0.85%	Amount (000's) Value (000's)
3.50%, 11/01/2024	1,000	977
4.15%, 03/15/2024	100	102	California - 0.37%
4.67%, 03/15/2055	380	329	Bay Area Toll Authority
4.86%, 08/21/2046	750	707	6.26%, 04/01/2049	$325	$426
5.01%, 08/21/2054	607	556	6.91%, 10/01/2050	500	672
5.05%, 03/15/2034	50	50	East Bay Municipal Utility District Water
6.25%, 04/01/2037	30	34	System Revenue
6.40%, 02/15/2038	750	850	5.87%, 06/01/2040	20	25
6.55%, 09/15/2043	100	118	Los Angeles Department of Water
7.75%, 12/01/2030	750	979	6.01%, 07/01/2039	30	37
Vodafone Group PLC			Los Angeles Unified School District/CA
1.63%, 03/20/2017	500	500	5.76%, 07/01/2029	530	625
4.63%, 07/15/2018	250	265	Regents of the University of California
6.15%, 02/27/2037	240	255	Medical Center Pooled Revenue
		$18,349	6.55%, 05/15/2048	20	25
			State of California
Toys, Games & Hobbies - 0.00%			6.65%, 03/01/2022	350	425
Mattel Inc			7.30%, 10/01/2039	750	1,039
2.35%, 05/06/2019	30	30	7.70%, 11/01/2030	250	304
			University of California
Transportation - 0.53%			3.93%, 05/15/2045	200	189
Burlington Northern Santa Fe LLC			5.77%, 05/15/2043	530	641
4.10%, 06/01/2021	400	426			$4,408
4.15%, 04/01/2045	200	182	Connecticut - 0.04%
4.40%, 03/15/2042	30	28	State of Connecticut
4.55%, 09/01/2044	400	386	5.85%, 03/15/2032	430	513
5.40%, 06/01/2041	400	435
7.95%, 08/15/2030	30	42
Canadian National Railway Co			Florida - 0.00%
2.25%, 11/15/2022	30	29	State Board of Administration Finance Corp
2.85%, 12/15/2021	500	503	2.11%, 07/01/2018	30	30
5.55%, 03/01/2019	39	43
Canadian Pacific Railway Co			Georgia - 0.05%
3.70%, 02/01/2026	100	100	Municipal Electric Authority of Georgia
4.45%, 03/15/2023	30	32	6.64%, 04/01/2057	540	634
CSX Corp			State of Georgia
3.40%, 08/01/2024	100	99	4.50%, 11/01/2025	30	33
4.75%, 05/30/2042	430	431			$667
FedEx Corp
3.20%, 02/01/2025	1,000	960	Illinois - 0.09%
3.88%, 08/01/2042	30	26	Chicago Transit Authority
4.00%, 01/15/2024	500	516	6.20%, 12/01/2040	30	31
Norfolk Southern Corp			City of Chicago IL
3.25%, 12/01/2021	40	40	6.31%, 01/01/2044	30	26
3.85%, 01/15/2024	200	203	State of Illinois
4.80%, 08/15/2043	300	296	4.95%, 06/01/2023	85	85
4.84%, 10/01/2041	30	30	5.10%, 06/01/2033	700	650
Ryder System Inc			5.37%, 03/01/2017	350	364
2.35%, 02/26/2019	40	40			$1,156
Union Pacific Corp

4.16%, 07/15/2022	500	532
			New Jersey - 0.04%
4.75%, 09/15/2041	280	297	New Jersey Economic Development
			Authority (credit support from AGM)
United Parcel Service Inc			0.00%, 02/15/2023(c),(d)	50	35
1.13%, 10/01/2017	500	500
3.13%, 01/15/2021	30	31
4.88%, 11/15/2040	30	33

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
			Federal Home Loan Mortgage Corporation (FHLMC)
New Jersey (continued)
			(continued)
New Jersey Transportation Trust Fund			3.00%, 10/01/2030(e)	$250	$258
Authority
			3.00%, 04/01/2033	110	114
1.76%, 12/15/2018	$400	$392
			3.00%, 09/01/2034	621	637
6.56%, 12/15/2040	146	150
			3.00%, 10/01/2034	433	444
		$577	3.00%, 09/01/2042	2,444	2,458
New York - 0.17%			3.00%, 01/01/2043	175	176
City of New York NY			3.00%, 01/01/2043	180	181
6.27%, 12/01/2037	500	627	3.00%, 07/01/2043	209	210
Metropolitan Transportation Authority			3.00%, 09/01/2043	273	274
6.55%, 11/15/2031	30	38	3.00%, 10/01/2043	203	204
New York City Water & Sewer System			3.00%, 12/01/2044	858	861
5.72%, 06/15/2042	280	346	3.00%, 01/01/2045	239	240
New York State Dormitory Authority			3.00%, 01/01/2045	43	43
5.39%, 03/15/2040	500	594	3.00%, 03/01/2045	344	345
Port Authority of New York & New Jersey			3.00%, 04/01/2045	667	670
4.46%, 10/01/2062	500	490	3.00%, 04/01/2045	294	295
		$2,095	3.00%, 06/01/2045	894	897
			3.00%, 08/01/2045	531	533
Ohio- 0.03%			3.00%, 09/01/2045(e)	6,950	6,967
American Municipal Power Inc			3.00%, 10/01/2045(e)	700	699
7.50%, 02/15/2050	30	41	3.50%, 01/01/2021	360	379
7.83%, 02/15/2041	250	346	3.50%, 03/01/2021	737	776
Ohio State University/The			3.50%, 10/01/2025	60	63
4.91%, 06/01/2040	30	34	3.50%, 11/01/2025	9	10
		$421	3.50%, 11/01/2025	20	21
Texas- 0.06%			3.50%, 02/01/2026	64	68
			3.50%, 06/01/2026	30	32
Dallas Area Rapid Transit			3.50%, 10/01/2026(e)	75	79
5.02%, 12/01/2048	30	35
State of Texas			3.50%, 06/01/2029	709	747
5.52%, 04/01/2039	500	628	3.50%, 09/01/2029	30	31
University of Texas System/The			3.50%, 04/01/2032	116	122
5.13%, 08/15/2042	80	94	3.50%, 05/01/2034	658	691
		$757	3.50%, 11/01/2041	69	72
			3.50%, 01/01/2042	62	64
Washington - 0.00%			3.50%, 04/01/2042	70	73
State of Washington			3.50%, 06/01/2042	71	73
5.09%, 08/01/2033	30	33	3.50%, 06/01/2042	343	357
			3.50%, 07/01/2042	3,516	3,655
TOTAL MUNICIPAL BONDS		$10,657	3.50%, 08/01/2042	57	60
U.S. GOVERNMENT & GOVERNMENT	Principal		3.50%, 10/01/2042	1,874	1,948
AGENCY OBLIGATIONS - 63.69%	Amount (000's) Value (000's)		3.50%, 01/01/2044	968	1,003
Federal Home Loan Mortgage Corporation (FHLMC) -			3.50%, 08/01/2044	42	44
7.76%			3.50%, 01/01/2045	1,132	1,173
2.00%, 03/01/2028	$92	$91	3.50%, 03/01/2045	782	811
2.00%, 08/01/2028	540	538	3.50%, 06/01/2045	844	875
2.00%, 01/01/2030	107	107	3.50%, 07/01/2045	848	879
2.42%, 10/01/2043(a)	39	40	3.50%, 09/01/2045(e)	9,325	9,653
2.50%, 08/01/2027	146	150	3.50%, 10/01/2045(e)	700	722
2.50%, 08/01/2028	349	358	4.00%, 06/01/2018	253	264
2.50%, 09/01/2029	879	896	4.00%, 04/01/2019	2	2
2.50%, 12/01/2029	1,105	1,123	4.00%, 07/01/2020	390	409
2.50%, 01/01/2030	1,121	1,139	4.00%, 07/01/2024	31	33
2.50%, 09/01/2030(e)	3,300	3,350	4.00%, 12/01/2024	455	485
2.50%, 10/01/2030(e)	75	76	4.00%, 08/01/2025	40	43
2.50%, 01/01/2043	196	190	4.00%, 10/01/2025	32	34
2.50%, 07/01/2043	96	93	4.00%, 03/01/2026	9	10
2.56%, 10/01/2044(a)	703	722	4.00%, 12/01/2030	63	67
2.96%, 11/01/2044(a)	580	601	4.00%, 11/01/2033	394	422
3.00%, 09/01/2021	11	12	4.00%, 07/01/2034	266	284
3.00%, 10/01/2021	675	703	4.00%, 07/01/2039	107	115
3.00%, 05/01/2027	75	78	4.00%, 09/01/2040(e)	4,400	4,667
3.00%, 06/01/2027	218	227	4.00%, 10/01/2040(e)	100	106
3.00%, 04/01/2029	746	775	4.00%, 12/01/2040	107	114
3.00%, 07/01/2029	142	147	4.00%, 12/01/2040	128	136
3.00%, 09/01/2029	698	725	4.00%, 10/01/2041	143	152
3.00%, 10/01/2029	221	229	4.00%, 12/01/2041	93	99
3.00%, 11/01/2029	425	441	4.00%, 01/01/2042	23	25
3.00%, 11/01/2029	260	270	4.00%, 02/01/2044	484	516
3.00%, 01/01/2030	375	389	4.00%, 04/01/2044	841	893
3.00%, 09/01/2030(e)	1,550	1,607	4.00%, 05/01/2044	383	407
			4.00%, 07/01/2044	1,042	1,106

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)			Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			(continued)
4.00%, 08/01/2044	$23	$24	5.00%, 09/01/2040	$18	$20
4.00%, 09/01/2044	370	393	5.00%, 03/01/2041	796	873
4.00%, 11/01/2044	842	895	5.00%, 04/01/2041	102	113
4.00%, 12/01/2044	4,464	4,741	5.00%, 09/01/2041	44	49
4.00%, 12/01/2044	912	968	5.00%, 12/01/2041	407	449
4.00%, 01/01/2045	1,119	1,188	5.50%, 01/01/2018	16	16
4.00%, 02/01/2045	44	47	5.50%, 06/01/2034	238	266
4.50%, 09/01/2018	132	137	5.50%, 07/01/2036	60	67
4.50%, 01/01/2019	446	464	5.50%, 01/01/2037	108	120
4.50%, 05/01/2019	397	413	5.50%, 09/01/2037	29	32
4.50%, 12/01/2019	207	215	5.50%, 11/01/2037	35	39
4.50%, 01/01/2024	21	23	5.50%, 04/01/2038	15	17
4.50%, 08/01/2025	53	57	5.50%, 07/01/2038	262	292
4.50%, 10/01/2030	330	360	5.50%, 07/01/2038	406	452
4.50%, 05/01/2031	33	36	5.50%, 07/01/2038	17	19
4.50%, 02/01/2039	37	41	5.50%, 07/01/2038	281	313
4.50%, 04/01/2039	45	49	5.50%, 09/01/2038	32	36
4.50%, 09/01/2039	53	58	5.50%, 12/01/2038	2	2
4.50%, 10/01/2039	786	851	5.50%, 12/01/2038	646	718
4.50%, 10/01/2039	47	51	5.50%, 10/01/2039	697	775
4.50%, 11/01/2039	66	72	5.50%, 11/01/2039	149	166
4.50%, 02/01/2040	53	58	5.50%, 01/01/2040	29	32
4.50%, 02/01/2040	18	19	5.50%, 03/01/2040	19	21
4.50%, 02/01/2040	45	49	5.50%, 06/01/2040	42	48
4.50%, 05/01/2040	29	32	5.50%, 06/01/2041	465	517
4.50%, 05/01/2040	12	13	6.00%, 04/01/2023	3	3
4.50%, 07/01/2040	42	46	6.00%, 12/01/2037	38	43
4.50%, 08/01/2040	58	63	6.00%, 04/01/2038	995	1,122
4.50%, 08/01/2040	40	43	6.00%, 05/01/2038	88	101
4.50%, 08/01/2040	34	37	6.00%, 07/01/2038	54	61
4.50%, 09/01/2040	50	55	6.00%, 10/01/2038	3	4
4.50%, 02/01/2041	589	640	6.00%, 11/01/2038	324	368
4.50%, 03/01/2041	887	969	6.00%, 01/01/2039	123	139
4.50%, 05/01/2041	43	47	6.50%, 06/01/2017	8	8
4.50%, 06/01/2041	29	32	6.50%, 09/01/2039	63	73
4.50%, 06/01/2041	855	931			$97,224
4.50%, 08/01/2041	77	84
4.50%, 08/01/2041	16	17	Federal National Mortgage Association (FNMA) - 12.81%
4.50%, 03/01/2042	39	42	2.00%, 11/01/2028	91	91
4.50%, 05/01/2042	10	11	2.00%, 09/01/2029	808	806
4.50%, 10/01/2043	21	23	2.00%, 01/01/2030	47	46
4.50%, 11/01/2043	737	799	2.00%, 01/01/2030	97	96
4.50%, 12/01/2043	879	955	2.00%, 05/01/2030	297	294
4.50%, 02/01/2044	401	434	2.50%, 01/01/2028	325	333
4.50%, 03/01/2044	1,405	1,522	2.50%, 07/01/2028	314	322
4.50%, 09/01/2044	836	905	2.50%, 07/01/2028	786	805
4.50%, 09/01/2044	100	108	2.50%, 08/01/2028	28	29
5.00%, 04/01/2021	36	39	2.50%, 11/01/2028	1,073	1,100
5.00%, 04/01/2023	606	664	2.50%, 09/01/2029	690	703
5.00%, 06/01/2023	193	211	2.50%, 11/01/2029	86	87
5.00%, 09/01/2023	653	715	2.50%, 12/01/2029	915	930
5.00%, 01/01/2026	20	22	2.50%, 03/01/2030	64	65
5.00%, 03/01/2026	12	13	2.50%, 03/01/2030	702	713
5.00%, 07/01/2026	4	4	2.50%, 05/01/2030	877	891
5.00%, 03/01/2030	9	10	2.50%, 07/01/2030	186	189
5.00%, 09/01/2033	432	474	2.50%, 08/01/2030	714	726
			2.50%, 09/01/2030(e)	2,850	2,894
5.00%, 09/01/2033	19	21	2.50%, 10/01/2030(e)	150	152
5.00%, 08/01/2035	21	23
5.00%, 08/01/2036	35	38	2.50%, 07/01/2033	33	33
5.00%, 11/01/2036	32	35	2.50%, 12/01/2042	95	92
5.00%, 12/01/2036	663	729	2.50%, 01/01/2043	189	184
5.00%, 06/01/2037	23	26	2.50%, 02/01/2043	69	67
5.00%, 12/01/2038	145	159	2.50%, 05/01/2043	286	278
5.00%, 01/01/2039	35	38	2.50%, 07/01/2043	197	192
			2.50%, 10/01/2045(e)	75	73
5.00%, 01/01/2039	34	37	2.69%, 02/01/2044(a)	431	445
5.00%, 08/01/2039	8	9	2.72%, 01/01/2045(a)	47	48
5.00%, 09/01/2039	30	34
5.00%, 11/01/2039	854	943	3.00%, 11/01/2025	175	182
5.00%, 01/01/2040	63	69
5.00%, 08/01/2040	60	67

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
3.00%, 01/01/2026	$181	$188	3.50%, 10/01/2042	$186	$193
3.00%, 10/01/2026(e)	175	181	3.50%, 06/01/2043	269	279
3.00%, 11/01/2026	132	137	3.50%, 09/01/2043	2,561	2,662
3.00%, 02/01/2027	89	93	3.50%, 11/01/2043	612	636
3.00%, 03/01/2027	196	204	3.50%, 01/01/2044	406	422
3.00%, 07/01/2027	111	115	3.50%, 02/01/2044	39	40
3.00%, 10/01/2027	278	289	3.50%, 10/01/2044	793	824
3.00%, 01/01/2029	246	256	3.50%, 11/01/2044	859	892
3.00%, 02/01/2029	191	199	3.50%, 12/01/2044	1,114	1,156
3.00%, 04/01/2029	1,037	1,078	3.50%, 12/01/2044	1,120	1,163
3.00%, 11/01/2029	95	98	3.50%, 02/01/2045	1,141	1,185
3.00%, 11/01/2029	174	181	3.50%, 04/01/2045	790	820
3.00%, 12/01/2029	475	494	3.50%, 08/01/2045	798	829
3.00%, 12/01/2029	225	234	3.50%, 09/01/2045(e)	17,950	18,619
3.00%, 01/01/2030	1,113	1,157	3.50%, 10/01/2045(e)	1,400	1,447
3.00%, 09/01/2030(e)	3,825	3,971	3.51%, 02/01/2041(a)	12	12
3.00%, 01/01/2033	112	115	4.00%, 07/01/2019	474	497
3.00%, 04/01/2033	108	112	4.00%, 05/01/2020	303	317
3.00%, 09/01/2034	908	934	4.00%, 05/01/2020	362	379
3.00%, 11/01/2034	716	737	4.00%, 12/01/2020	106	111
3.00%, 12/01/2034	345	356	4.00%, 03/01/2022	64	67
3.00%, 06/01/2035	692	707	4.00%, 03/01/2022	329	345
3.00%, 04/01/2042	282	285	4.00%, 09/01/2025	53	56
3.00%, 11/01/2042	1,011	1,022	4.00%, 03/01/2026	73	77
3.00%, 04/01/2043	1,054	1,064	4.00%, 09/01/2026	58	62
3.00%, 04/01/2043	286	289	4.00%, 04/01/2029	27	29
3.00%, 05/01/2043	273	276	4.00%, 12/01/2030	33	35
3.00%, 06/01/2043	296	299	4.00%, 11/01/2031	41	44
3.00%, 07/01/2043	258	260	4.00%, 11/01/2033	669	718
3.00%, 07/01/2043	134	135	4.00%, 10/01/2034	448	481
3.00%, 08/01/2043	89	90	4.00%, 03/01/2039	42	44
3.00%, 08/01/2043	173	175	4.00%, 08/01/2039	142	151
3.00%, 01/01/2045	986	993	4.00%, 09/01/2040(e)	15,900	16,902
3.00%, 01/01/2045	4,049	4,076	4.00%, 10/01/2040	96	103
3.00%, 09/01/2045(e)	16,275	16,367	4.00%, 12/01/2040	67	72
3.03%, 12/01/2041(a)	43	45	4.00%, 12/01/2040	63	68
3.16%, 12/01/2040(a)	39	41	4.00%, 01/01/2041	34	36
3.50%, 09/01/2018	5	6	4.00%, 01/01/2041	230	246
3.50%, 10/01/2025	60	63	4.00%, 02/01/2041	215	230
3.50%, 11/01/2025	71	75	4.00%, 02/01/2041	170	182
3.50%, 12/01/2025	348	368	4.00%, 02/01/2041	89	95
3.50%, 01/01/2026	216	229	4.00%, 03/01/2041	108	115
3.50%, 01/01/2026	49	52	4.00%, 09/01/2041	90	96
3.50%, 08/01/2026	60	63	4.00%, 10/01/2041(e)	300	318
3.50%, 09/01/2026	573	605	4.00%, 12/01/2041	147	157
3.50%, 10/01/2026	839	886	4.00%, 12/01/2041	289	308
3.50%, 10/01/2026	783	827	4.00%, 05/01/2042	78	83
3.50%, 06/01/2027	652	689	4.00%, 06/01/2042	320	342
3.50%, 03/01/2029	440	463	4.00%, 06/01/2042	684	730
3.50%, 11/01/2029	20	21	4.00%, 05/01/2044	388	413
3.50%, 04/01/2030	48	51	4.00%, 08/01/2044	1,105	1,178
3.50%, 04/01/2032	59	62	4.00%, 08/01/2044	62	66
3.50%, 07/01/2032	48	50	4.00%, 09/01/2044	544	580
3.50%, 09/01/2032	55	58	4.00%, 09/01/2044	458	488
3.50%, 10/01/2033	29	30	4.00%, 10/01/2044	281	299
3.50%, 05/01/2034	196	206	4.00%, 10/01/2044	249	265
3.50%, 06/01/2034	130	137	4.00%, 11/01/2044	630	672
3.50%, 07/01/2034	882	928	4.00%, 11/01/2044	149	158
3.50%, 09/01/2034	646	680	4.00%, 11/01/2044	268	286
3.50%, 10/01/2034	214	225	4.00%, 11/01/2044	360	384
3.50%, 03/01/2041	89	92	4.00%, 11/01/2044	88	94
3.50%, 10/01/2041	62	65	4.00%, 12/01/2044	1,294	1,379
3.50%, 12/01/2041	84	87	4.00%, 12/01/2044	691	736
3.50%, 02/01/2042	852	886	4.00%, 01/01/2045	1,110	1,183
3.50%, 03/01/2042	193	200	4.00%, 01/01/2045	25	26
3.50%, 04/01/2042	232	241	4.00%, 01/01/2045	897	957
3.50%, 05/01/2042	162	169	4.00%, 02/01/2045	194	206
3.50%, 06/01/2042	1,114	1,158	4.00%, 03/01/2045	291	310
3.50%, 07/01/2042	206	214	4.50%, 02/01/2018	34	36
3.50%, 08/01/2042	136	142	4.50%, 05/01/2018	132	137
3.50%, 09/01/2042	127	132	4.50%, 11/01/2018	272	282

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.50%, 01/01/2020	$504	$524	5.00%, 05/01/2044	$373	$412
4.50%, 02/01/2021	239	249	5.50%, 01/01/2025	14	15
4.50%, 05/01/2025	58	62	5.50%, 12/01/2027	194	217
4.50%, 07/01/2029	14	16	5.50%, 06/01/2034	8	9
4.50%, 08/01/2030	34	38	5.50%, 04/01/2035	4	5
4.50%, 01/01/2034	79	86	5.50%, 09/01/2035	9	10
4.50%, 02/01/2039	57	63	5.50%, 10/01/2035	15	17
4.50%, 04/01/2039	97	106	5.50%, 04/01/2036	54	61
4.50%, 04/01/2039	43	47	5.50%, 04/01/2036	9	10
4.50%, 04/01/2039	418	453	5.50%, 09/01/2036	83	93
4.50%, 06/01/2039	54	59	5.50%, 12/01/2036	85	96
4.50%, 06/01/2039	6	6	5.50%, 02/01/2037	6	7
4.50%, 08/01/2039	64	70	5.50%, 05/01/2037	57	64
4.50%, 10/01/2039	44	48	5.50%, 06/01/2037	12	13
4.50%, 12/01/2039	89	98	5.50%, 07/01/2037	12	14
4.50%, 02/01/2040	86	94	5.50%, 08/01/2037	8	9
4.50%, 05/01/2040	69	75	5.50%, 05/01/2038	401	448
4.50%, 09/01/2040(e)	6,400	6,936	5.50%, 06/01/2038	7	7
4.50%, 10/01/2040	93	101	5.50%, 06/01/2038	11	12
4.50%, 02/01/2041	85	92	5.50%, 06/01/2038	598	668
4.50%, 03/01/2041	81	88	5.50%, 08/01/2038	1	1
4.50%, 04/01/2041	154	168	5.50%, 09/01/2038	40	45
4.50%, 05/01/2041	790	856	5.50%, 09/01/2038	8	9
4.50%, 07/01/2041	10	11	5.50%, 09/01/2038	834	937
4.50%, 07/01/2041	62	67	5.50%, 10/01/2038	11	12
4.50%, 08/01/2041	765	832	5.50%, 11/01/2038	598	669
4.50%, 09/01/2041	82	89	5.50%, 12/01/2038	75	84
4.50%, 09/01/2041	856	931	5.50%, 12/01/2038	54	61
4.50%, 11/01/2041	63	69	5.50%, 02/01/2039	171	191
4.50%, 11/01/2041	71	77	5.50%, 04/01/2039	88	98
4.50%, 07/01/2042	20	22	5.50%, 06/01/2039	3	4
4.50%, 11/01/2043	450	489	5.50%, 12/01/2039	50	57
4.50%, 12/01/2043	25	27	5.50%, 03/01/2040	889	997
4.50%, 01/01/2044	741	805	5.50%, 04/01/2040	693	776
4.50%, 03/01/2044	656	714	5.50%, 07/01/2041	731	817
4.50%, 05/01/2044	845	916	6.00%, 06/01/2017	34	35
4.50%, 07/01/2044	318	345	6.00%, 09/01/2024	500	565
5.00%, 04/01/2018	1	1	6.00%, 04/01/2026	338	381
5.00%, 06/01/2018	10	10	6.00%, 07/01/2035	131	149
5.00%, 12/01/2020	75	78	6.00%, 10/01/2036	510	577
5.00%, 05/01/2023	12	13	6.00%, 02/01/2037	378	428
5.00%, 10/01/2024	478	526	6.00%, 07/01/2037	5	6
5.00%, 07/01/2025	223	246	6.00%, 09/01/2037	297	335
5.00%, 09/01/2025	360	375	6.00%, 11/01/2037	6	7
5.00%, 08/01/2030	756	833	6.00%, 11/01/2037	2	3
5.00%, 03/01/2034	28	31	6.00%, 02/01/2038	2	2
5.00%, 04/01/2035	30	33	6.00%, 04/01/2038	164	186
5.00%, 06/01/2035	73	81	6.00%, 05/01/2038	6	6
5.00%, 07/01/2035	80	88	6.00%, 05/01/2038	8	9
5.00%, 08/01/2035	2	3	6.00%, 08/01/2038	195	222
5.00%, 02/01/2037	10	11	6.00%, 09/01/2038	2	2
5.00%, 04/01/2037	3	3	6.00%, 10/01/2039	187	211
5.00%, 07/01/2037	59	65	6.00%, 04/01/2040	129	146
5.00%, 04/01/2038	1	1	6.00%, 10/01/2040	173	195
5.00%, 02/01/2039	62	69	6.50%, 12/01/2016	19	19
5.00%, 07/01/2039	592	653	6.50%, 05/01/2018	1	1
5.00%, 12/01/2039	872	962	6.50%, 07/01/2020	4	4
5.00%, 12/01/2039	42	47	6.50%, 06/01/2024	2	3
5.00%, 01/01/2040	51	57	6.50%, 12/01/2031	4	5
5.00%, 05/01/2040	74	82	6.50%, 03/01/2032	7	8
5.00%, 06/01/2040	14	15	6.50%, 10/01/2039	88	102
5.00%, 06/01/2040	71	78			$160,560
5.00%, 06/01/2040	12	13	Government National Mortgage Association (GNMA) -
5.00%, 04/01/2041	1,263	1,394	7.70%
5.00%, 05/01/2041	80	88	2.00%, 06/20/2043(a)	26	28
5.00%, 08/01/2041	609	671	2.50%, 06/20/2027	385	395
5.00%, 05/01/2042	659	730	2.50%, 09/20/2027	40	42
5.00%, 09/01/2043	307	338	2.50%, 04/20/2028	80	82
5.00%, 03/01/2044	952	1,052	2.50%, 04/15/2043	295	289
5.00%, 03/01/2044	493	543	2.50%, 07/20/2043	316	311

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Government National Mortgage Association (GNMA)			Government National Mortgage Association (GNMA)
(continued)			(continued)
2.50%, 01/20/2044(a)	$521	$534	4.00%, 11/20/2043	$1,853	$1,972
3.00%, 02/15/2027	279	292	4.00%, 02/20/2044	359	382
3.00%, 04/15/2027	39	41	4.00%, 03/15/2044	603	641
3.00%, 09/20/2027	76	80	4.00%, 03/15/2044	74	79
3.00%, 08/20/2029	317	332	4.00%, 03/20/2044	89	95
3.00%, 09/20/2029	351	368	4.00%, 04/20/2044	197	209
3.00%, 11/20/2041(a)	84	87	4.00%, 05/15/2044	543	578
3.00%, 04/15/2042	542	553	4.00%, 05/15/2044	711	757
3.00%, 09/20/2042	200	204	4.00%, 05/20/2044	425	451
3.00%, 12/20/2042	347	354	4.00%, 07/15/2044	238	253
3.00%, 03/20/2043	251	256	4.00%, 07/20/2044	122	130
3.00%, 03/20/2043	211	215	4.00%, 08/20/2044	929	986
3.00%, 03/20/2043	1,095	1,114	4.00%, 09/15/2044	787	838
3.00%, 05/15/2043	90	92	4.00%, 09/20/2044	109	116
3.00%, 05/15/2043	128	131	4.00%, 10/20/2044	2,317	2,460
3.00%, 05/15/2043	175	178	4.00%, 11/20/2044	664	705
3.00%, 06/15/2043	181	184	4.00%, 12/20/2044	352	373
3.00%, 07/15/2044	215	220	4.00%, 01/20/2045	516	548
3.00%, 12/20/2044	2,257	2,294	4.00%, 09/01/2045	6,100	6,471
3.00%, 01/15/2045	551	560	4.00%, 10/01/2045	450	476
3.00%, 01/15/2045	230	233	4.50%, 06/15/2034	6	7
3.00%, 02/20/2045	150	152	4.50%, 03/15/2039	575	625
3.00%, 05/20/2045	892	907	4.50%, 03/20/2039	118	127
3.00%, 07/15/2045	500	508	4.50%, 06/15/2039	80	86
3.00%, 07/20/2045	675	686	4.50%, 11/15/2039	22	24
3.00%, 09/01/2045	9,700	9,843	4.50%, 12/15/2039	143	156
3.00%, 10/01/2045	625	632	4.50%, 06/15/2040	96	104
3.50%, 12/20/2026	346	365	4.50%, 07/15/2040	795	865
3.50%, 03/20/2027	24	26	4.50%, 07/15/2040	5	6
3.50%, 03/20/2041(a)	45	47	4.50%, 08/15/2040	107	117
3.50%, 02/15/2042	113	118	4.50%, 09/01/2040(e)	2,350	2,548
3.50%, 02/20/2042	240	251	4.50%, 02/20/2041	77	84
3.50%, 05/15/2042	185	193	4.50%, 02/20/2041	87	95
3.50%, 05/20/2042	482	504	4.50%, 03/20/2041	75	82
3.50%, 06/20/2042	487	510	4.50%, 05/15/2041	47	52
3.50%, 07/15/2042	77	81	4.50%, 06/20/2041	53	58
3.50%, 08/15/2042	22	23	4.50%, 07/20/2041	104	113
3.50%, 08/20/2042	114	119	4.50%, 08/20/2041	53	58
3.50%, 11/20/2042	858	899	4.50%, 09/20/2041	48	52
3.50%, 12/20/2042	846	887	4.50%, 09/20/2043	34	37
3.50%, 02/20/2043	849	889	4.50%, 10/20/2043	520	559
3.50%, 04/15/2043	696	728	4.50%, 11/20/2043	711	764
3.50%, 05/20/2043	679	711	4.50%, 01/20/2044	821	882
3.50%, 10/20/2043	768	804	4.50%, 02/20/2044	646	694
3.50%, 04/20/2044	980	1,025	4.50%, 05/20/2044	1,634	1,755
3.50%, 08/20/2044(a)	328	344	4.50%, 07/20/2044	445	479
3.50%, 10/20/2044	998	1,042	4.50%, 08/20/2044	147	158
3.50%, 11/20/2044	988	1,031	4.50%, 09/20/2044	800	860
3.50%, 12/15/2044	989	1,031	4.50%, 04/20/2045	708	761
3.50%, 12/20/2044	1,073	1,120	4.50%, 09/01/2045	500	537
3.50%, 01/20/2045	1,097	1,145	5.00%, 05/15/2033	411	456
3.50%, 02/15/2045	519	541	5.00%, 08/15/2033	92	102
3.50%, 09/01/2045	14,975	15,612	5.00%, 12/15/2036	8	9
3.50%, 10/01/2045	1,250	1,298	5.00%, 04/20/2038	46	50
4.00%, 05/15/2026	46	48	5.00%, 07/20/2038	418	456
4.00%, 07/20/2026	102	109	5.00%, 10/15/2038	692	762
4.00%, 09/15/2040	8	9	5.00%, 02/15/2039	696	770
4.00%, 09/15/2040	47	50	5.00%, 03/15/2039	2	2
4.00%, 01/15/2041	56	59	5.00%, 04/20/2039	293	326
4.00%, 01/15/2041	47	51	5.00%, 06/20/2039	61	68
4.00%, 01/20/2041	149	159	5.00%, 09/15/2039	136	153
4.00%, 07/15/2041	104	111	5.00%, 02/15/2040	9	10
4.00%, 07/20/2041	36	38	5.00%, 05/20/2040	49	55
4.00%, 09/15/2041	11	12	5.00%, 06/20/2040	63	70
4.00%, 09/20/2041	34	36	5.00%, 12/15/2040	364	403
4.00%, 10/15/2041	45	48	5.00%, 05/20/2041	82	91
4.00%, 11/20/2041	66	70	5.00%, 10/15/2041	280	308
4.00%, 12/20/2041	46	49	5.00%, 05/20/2044	1,268	1,392
4.00%, 01/20/2042	40	43	5.00%, 06/20/2044	769	837
4.00%, 02/20/2042	51	55	5.00%, 07/20/2044	323	350
4.00%, 06/20/2043	17	18

See accompanying notes.

Schedule of Investments

Bond Market Index Fund

August 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal

AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Government National Mortgage Association (GNMA)
			U.S. Treasury (continued)
(continued)
			1.00%, 10/31/2016	$2,735	$2,751
5.00%, 08/20/2044	$138	$151
			1.00%, 03/31/2017	2,225	2,238
5.50%, 05/20/2032	2	3
			1.00%, 09/15/2017	4,000	4,018
5.50%, 07/15/2034	26	30
			1.00%, 12/15/2017	2,300	2,306
5.50%, 02/15/2035	67	75
			1.00%, 02/15/2018	3,095	3,100
5.50%, 03/15/2038	297	334
			1.00%, 03/15/2018	1,640	1,642
5.50%, 06/15/2038	178	200
			1.00%, 05/15/2018	1,675	1,675
5.50%, 10/20/2038	64	72
			1.00%, 05/31/2018	3,203	3,201
5.50%, 01/15/2039	39	44
			1.00%, 08/15/2018	1,655	1,652
5.50%, 02/15/2039	353	397
			1.00%, 08/31/2019	1,545	1,522
5.50%, 06/15/2040	791	889
			1.00%, 09/30/2019	1,173	1,154
5.50%, 07/20/2040	37	42
			1.00%, 11/30/2019	1,450	1,423
5.50%, 04/20/2044	53	59
			1.13%, 06/15/2018	1,670	1,675
5.50%, 07/20/2044	488	550
			1.13%, 12/31/2019	380	375
5.50%, 08/20/2044	237	267
			1.13%, 03/31/2020	1,600	1,573
5.50%, 09/20/2044	681	770
			1.13%, 04/30/2020	3,005	2,952
6.00%, 07/20/2028	1	1
			1.25%, 10/31/2018	2,990	2,999
6.00%, 07/15/2032	4	4
			1.25%, 11/30/2018	2,430	2,436
6.00%, 12/15/2032	5	5
			1.25%, 01/31/2019	2,319	2,321
6.00%, 11/20/2037	52	59
			1.25%, 10/31/2019	1,296	1,287
6.00%, 01/15/2039	45	51
			1.25%, 01/31/2020	1,750	1,734
6.50%, 05/15/2023	1	1
			1.25%, 02/29/2020	1,750	1,731
6.50%, 05/20/2032	18	22
			1.38%, 06/30/2018	3,000	3,028
7.00%, 01/15/2028	1	1
			1.38%, 07/31/2018	3,635	3,667
7.00%, 03/15/2029	7	8
			1.38%, 09/30/2018	4,091	4,122
7.00%, 07/15/2031	5	5
			1.38%, 11/30/2018	299	301
8.00%, 08/20/2029	1	1
			1.38%, 12/31/2018	1,705	1,714

		$96,482	1.38%, 02/28/2019	291	292

U.S. Treasury - 35.42%			1.38%, 02/29/2020	2,900	2,888

0.38%, 10/31/2016	1,990	1,987	1.38%, 03/31/2020	2,010	2,000

0.50%, 11/30/2016	1,905	1,904	1.38%, 04/30/2020	2,005	1,994

0.50%, 01/31/2017	2,115	2,113	1.38%, 05/31/2020	1,966	1,952

0.50%, 02/28/2017	975	973	1.38%, 08/31/2020	2,750	2,727

0.50%, 03/31/2017	2,525	2,520	1.50%, 08/31/2018	3,333	3,373

0.50%, 04/30/2017	1,800	1,795	1.50%, 12/31/2018	3,100	3,129

0.50%, 07/31/2017	3,000	2,986	1.50%, 01/31/2019	1,190	1,200

0.63%, 10/15/2016	7,060	7,072	1.50%, 02/28/2019	2,200	2,218

0.63%, 11/15/2016	2,040	2,042	1.50%, 03/31/2019	750	756

0.63%, 12/15/2016	2,000	2,002	1.50%, 05/31/2019	3,500	3,523

0.63%, 12/31/2016	1,335	1,336	1.50%, 10/31/2019	3,165	3,174

0.63%, 02/15/2017	1,990	1,991	1.50%, 11/30/2019	2,110	2,116

0.63%, 05/31/2017	3,757	3,753	1.50%, 05/31/2020	2,590	2,589

0.63%, 06/30/2017	1,805	1,803	1.50%, 01/31/2022	2,135	2,086

0.63%, 07/31/2017	1,800	1,797	1.63%, 03/31/2019	2,616	2,648

0.63%, 08/31/2017	2,700	2,694	1.63%, 04/30/2019	3,000	3,035

0.63%, 09/30/2017	3,090	3,080	1.63%, 06/30/2019	3,500	3,537

0.63%, 11/30/2017	2,375	2,362	1.63%, 07/31/2019	2,000	2,020

0.63%, 04/30/2018	3,213	3,182	1.63%, 08/31/2019	1,405	1,418

0.75%, 01/15/2017	1,990	1,995	1.63%, 12/31/2019	2,380	2,397

0.75%, 06/30/2017	3,555	3,557	1.63%, 06/30/2020	2,435	2,445

0.75%, 10/31/2017	2,970	2,965	1.63%, 07/31/2020	2,950	2,961

0.75%, 12/31/2017	3,100	3,090	1.63%, 08/15/2022	1,878	1,839

0.75%, 02/28/2018	3,062	3,047	1.63%, 11/15/2022	3,300	3,224

0.75%, 03/31/2018	3,044	3,027	1.75%, 10/31/2018	392	399

0.75%, 04/15/2018	1,675	1,665	1.75%, 09/30/2019	2,780	2,818

0.88%, 11/30/2016	2,378	2,388	1.75%, 10/31/2020	1,900	1,911

0.88%, 12/31/2016	1,550	1,557	1.75%, 02/28/2022	1,925	1,909

0.88%, 01/31/2017	1,435	1,441	1.75%, 03/31/2022	1,985	1,967

0.88%, 02/28/2017	2,113	2,121	1.75%, 04/30/2022	2,025	2,005

0.88%, 04/30/2017	1,700	1,706	1.75%, 05/15/2022	1,600	1,584

0.88%, 05/15/2017	930	933	1.75%, 05/15/2023	4,500	4,403

0.88%, 06/15/2017	1,520	1,525	1.88%, 08/31/2017	1,860	1,900

0.88%, 07/15/2017	3,000	3,008	1.88%, 09/30/2017	763	779

0.88%, 08/15/2017	2,000	2,004	1.88%, 10/31/2017	2,470	2,524

0.88%, 10/15/2017	1,655	1,657	1.88%, 06/30/2020	2,000	2,031

0.88%, 11/15/2017	1,265	1,266	1.88%, 11/30/2021	2,540	2,543

0.88%, 01/15/2018	2,805	2,803	1.88%, 05/31/2022	3,500	3,491

0.88%, 01/31/2018	2,749	2,746	1.88%, 08/31/2022	2,005	1,996

0.88%, 07/15/2018	1,650	1,642	2.00%, 07/31/2020	75	77

0.88%, 07/31/2019	2,270	2,227	2.00%, 09/30/2020	1,670	1,702

1.00%, 09/30/2016	830	835	2.00%, 11/30/2020	1,595	1,623

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

U.S. Treasury (continued)			U.S. Treasury (continued)
2.00%, 02/28/2021	$2,345	$2,380	3.88%, 08/15/2040	$695	$818
2.00%, 05/31/2021	700	709	4.00%, 08/15/2018	2,500	2,716
2.00%, 10/31/2021	950	959	4.25%, 11/15/2017	1,166	1,253
2.00%, 11/15/2021	6,330	6,384	4.25%, 05/15/2039	1,050	1,306
2.00%, 02/15/2022	2,000	2,017	4.25%, 11/15/2040	1,273	1,587
2.00%, 07/31/2022	2,000	2,010	4.38%, 02/15/2038	200	254
2.00%, 02/15/2023	2,471	2,470	4.38%, 11/15/2039	500	633
2.00%, 02/15/2025	5,505	5,409	4.38%, 05/15/2040	1,599	2,027
2.00%, 08/15/2025	2,000	1,964	4.38%, 05/15/2041	2,043	2,604
2.13%, 08/31/2020	2,260	2,318	4.50%, 05/15/2017	1,000	1,065
2.13%, 01/31/2021	1,180	1,206	4.50%, 02/15/2036	979	1,264
2.13%, 08/15/2021	3,250	3,309	4.63%, 11/15/2016	1,930	2,025
2.13%, 09/30/2021	1,140	1,159	4.63%, 02/15/2017	1,100	1,164
2.13%, 12/31/2021	1,975	2,005	4.63%, 02/15/2040	1,530	2,007
2.13%, 06/30/2022	2,015	2,042	4.75%, 08/15/2017	900	969
2.13%, 05/15/2025	5,475	5,432	4.75%, 02/15/2037	610	814
2.25%, 11/30/2017	3,000	3,092	4.75%, 02/15/2041	1,559	2,092
2.25%, 03/31/2021	1,360	1,397	5.00%, 05/15/2037	560	773
2.25%, 07/31/2021	2,030	2,082	5.25%, 11/15/2028	1,000	1,320
2.25%, 11/15/2024	4,180	4,201	5.50%, 08/15/2028	1,316	1,770
2.38%, 07/31/2017	1,260	1,299	6.00%, 02/15/2026	750	1,015
2.38%, 05/31/2018	67	69	6.13%, 11/15/2027	835	1,170
2.38%, 06/30/2018	125	130	6.25%, 08/15/2023	370	485
2.38%, 12/31/2020	1,500	1,554	6.25%, 05/15/2030	1,120	1,638
2.38%, 08/15/2024	3,500	3,559	6.38%, 08/15/2027	275	391
2.50%, 06/30/2017	1,625	1,678	6.50%, 11/15/2026	28	40
2.50%, 08/15/2023	4,000	4,129	6.63%, 02/15/2027	165	237
2.50%, 05/15/2024	2,190	2,252	7.63%, 02/15/2025	627	922
2.50%, 02/15/2045	3,300	3,002	8.13%, 05/15/2021	150	202
2.63%, 01/31/2018	1,240	1,291			$443,711
2.63%, 08/15/2020	2,400	2,518	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
2.63%, 11/15/2020	4,770	5,000	OBLIGATIONS		$797,977
2.75%, 11/30/2016	1,634	1,679	Total Investments		$1,385,490
2.75%, 12/31/2017	1,100	1,147	Liabilities in Excess of Other Assets, Net - (10.59)%		$(132,638)
2.75%, 02/15/2019	3,390	3,563	TOTAL NET ASSETS - 100.00%		$1,252,852
2.75%, 11/15/2023	4,250	4,468
2.75%, 02/15/2024	970	1,019
2.75%, 08/15/2042	1,284	1,237	(a)	Variable Rate. Rate shown is in effect at August 31, 2015.
2.75%, 11/15/2042	3,640	3,502	(b)	Security exempt from registration under Rule 144A of the Securities Act of
2.88%, 03/31/2018	460	483	1933. These securities may be resold in transactions exempt from
2.88%, 05/15/2043	2,935	2,892	registration, normally to qualified institutional buyers. At the end of the
2.88%, 08/15/2045	450	443	period, the value of these securities totaled $5,914 or 0.47% of net assets.
3.00%, 09/30/2016	2,623	2,694	(c) Non-Income Producing Security
3.00%, 02/28/2017	2,040	2,113	(d)	Credit support indicates investments that benefit from credit enhancement
3.00%, 05/15/2042	400	405	or liquidity support provided by a third party bank, institution, or
3.00%, 11/15/2044	2,850	2,877	government agency.
3.00%, 05/15/2045	2,460	2,488	(e)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
3.13%, 10/31/2016	1,805	1,859	Notes to Financial Statements for additional information.
3.13%, 01/31/2017	795	823
3.13%, 05/15/2019	2,500	2,664
3.13%, 05/15/2021	3,000	3,223
3.13%, 11/15/2041	458	477	Portfolio Summary (unaudited)
3.13%, 02/15/2042	420	436	Sector		Percent
3.13%, 02/15/2043	3,170	3,278	Government		42.13%
3.13%, 08/15/2044	3,445	3,564	Mortgage Securities		30.35%
3.25%, 12/31/2016	1,260	1,304	Exchange Traded Funds		11.08%
3.25%, 03/31/2017	1,262	1,314	Financial		8.45%
3.38%, 11/15/2019	2,115	2,282	Consumer, Non-cyclical		3.82%
3.38%, 05/15/2044	3,165	3,432	Energy		3.16%
3.50%, 02/15/2018	840	892	Communications		2.70%
3.50%, 05/15/2020	1,715	1,867	Industrial		1.87%
3.50%, 02/15/2039	1,060	1,180	Utilities		1.81%
3.63%, 08/15/2019	720	782	Consumer, Cyclical		1.46%
3.63%, 02/15/2020	2,348	2,564	Technology		1.24%
3.63%, 02/15/2021	3,100	3,411	Basic Materials		1.10%
3.63%, 08/15/2043	1,970	2,239	Asset Backed Securities		0.57%
3.63%, 02/15/2044	2,700	3,066	General Obligation Unlimited		0.43%
3.75%, 11/15/2018	2,440	2,641	Revenue Bonds		0.42%
3.75%, 08/15/2041	100	116	Insured		0.00%
3.75%, 11/15/2043	2,500	2,906	Investments Sold Short		(0.03)%
3.88%, 05/15/2018	369	397	Liabilities in Excess of Other Assets, Net		(10.56)%
			TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Bond Market Index Fund
August 31, 2015

		Short Sales Outstanding

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - (0.03)%	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) -
(0.03)%
5.00%, 09/01/2040	$300	$329

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY $		329
OBLIGATIONS (proceeds $329)
TOTAL SHORT SALES (proceeds $329)		$329

See accompanying notes.

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2015

INVESTMENT COMPANIES - 9.01%	Shares Held Value (000's)			Principal
			BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 9.01%
BlackRock Liquidity Funds FedFund Portfolio	1,695,533	$1,696	Electronics - 2.56%
			Keysight Technologies Inc
TOTAL INVESTMENT COMPANIES		$1,696	4.55%, 10/30/2024(a)	$500	$482
	Principal
BONDS- 85.60%	Amount (000's) Value (000's)		Entertainment - 1.72%
Automobile Manufacturers - 1.59%			CCM Merger Inc
			9.13%, 05/01/2019(a)	140	149
Jaguar Land Rover Automotive PLC
5.63%, 02/01/2023(a)	$175	$175	Eldorado Resorts Inc
			7.00%, 08/01/2023(a)	80	79
Navistar International Corp
8.25%, 11/01/2021	145	125	WMG Acquisition Corp
			6.75%, 04/15/2022(a)	100	96
		$300
					$324
Banks- 13.61%
Bank of New York Mellon Corp/The			Food- 2.83%
1.19%, 08/17/2020(b)	250	251	Grupo Bimbo SAB de CV
			4.88%, 06/27/2044(a)	300	269
Barclays PLC
8.25%, 12/29/2049(b)	200	212	Kraft Heinz Foods Co
			5.20%, 07/15/2045(a)	250	263
BPCE SA
4.63%, 07/11/2024(a)	250	244			$532
Citigroup Inc			Healthcare - Products - 0.10%
5.95%, 12/29/2049(b)	400	397
			Universal Hospital Services Inc
Goldman Sachs Group Inc/The			7.63%, 08/15/2020	20	19
5.38%, 12/29/2049(b)	300	294
JPMorgan Chase & Co
5.00%, 12/29/2049(b)	100	98	Healthcare - Services - 2.23%
5.30%, 12/29/2049(b)	200	197	UnitedHealth Group Inc
Popular Inc			4.75%, 07/15/2045	400	420
7.00%, 07/01/2019	90	87
Societe Generale SA			Home Builders - 0.78%
4.25%, 04/14/2025(a)	400	382
			WCI Communities Inc
State Street Corp			6.88%, 08/15/2021	140	147
1.22%, 08/18/2020(b)	400	401
		$2,563
			Insurance - 7.17%
Biotechnology - 2.66%			MetLife Inc
Celgene Corp			10.75%, 08/01/2069	500	791
3.88%, 08/15/2025	300	298	Prudential Financial Inc
5.00%, 08/15/2045	200	202	5.38%, 05/15/2045(b)	400	396
		$500	Voya Financial Inc
			5.65%, 05/15/2053(b)	160	162
Building Materials - 1.11%
Cemex SAB de CV					$1,349
7.25%, 01/15/2021(a)	200	209
			Media- 5.89%
			CCO Safari II LLC
			4.91%, 07/23/2025(a)	100	99
Commercial Mortgage Backed Securities - 5.91%
			6.83%, 10/23/2055(a)	500	504
CD 2007-CD4 Commercial Mortgage Trust
5.37%, 12/11/2049	200	207	DISH DBS Corp
COMM 2013-CCRE6 Mortgage Trust			6.75%, 06/01/2021	135	135
4.31%, 03/10/2046(a),(b)	100	93	Time Warner Cable Inc
Commercial Mortgage Pass Through			7.30%, 07/01/2038	300	318
Certificates			WideOpenWest Finance LLC /
4.93%, 10/15/2045(a),(b)	200	207	WideOpenWest Capital Corp
JP Morgan Chase Commercial Mortgage			10.25%, 07/15/2019	50	52
Securities Trust 2007-C1					$1,108
6.16%, 02/15/2051(b)	200	213
			Metal Fabrication & Hardware - 0.61%
JPMBB Commercial Mortgage Securities
Trust 2014-C24			Wise Metals Intermediate Holdings LLC/Wise
(b)			Holdings Finance Corp
1.23%, 11/15/2047	2,715	171	9.75%, PIK 9.75%, 06/15/2019(a),(c)	125	115
4.57%, 11/15/2047(b)	225	221
		$1,112
			Mining - 1.30%
Computers - 0.98%			FMG Resources August 2006 Pty Ltd
Seagate HDD Cayman			9.75%, 03/01/2022(a)	80	73
4.88%, 06/01/2027(a)	200	184	Southern Copper Corp
			5.88%, 04/23/2045	200	172
Diversified Financial Services - 1.60%					$245
Credit Acceptance Corp			Oil & Gas - 3.58%
7.38%, 03/15/2023(a)	95	97
			ConocoPhillips Co
Fly Leasing Ltd			1.22%, 05/15/2022(b)	300	300
6.38%, 10/15/2021	200	205	EP Energy LLC / Everest Acquisition Finance
		$302	Inc
			7.75%, 09/01/2022	40	37
			9.38%, 05/01/2020	80	77

See accompanying notes.

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2015

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Oil & Gas (continued)			Automobile Manufacturers - 0.37%
Halcon Resources Corp			Navistar Inc, Term Loan B
9.75%, 07/15/2020	$55	$20	6.50%, 08/06/2020(b)	$70	$69
Ocean Rig UDW Inc
7.25%, 04/01/2019(a)	140	73
			Chemicals - 0.26%
Pacific Exploration and Production Corp
5.38%, 01/26/2019(a)	200	108	AZ Chem US Inc, Term Loan
			7.50%, 06/10/2022(b)	50	50
Seventy Seven Operating LLC
6.63%, 11/15/2019	90	59
		$674	Electronics - 0.31%
			Isola USA Corp, Term Loan B
Pharmaceuticals - 3.54%			9.25%, 11/29/2018(b)	68	58
Forest Laboratories LLC
4.88%, 02/15/2021(a)	500	534
Valeant Pharmaceuticals International Inc			Forest Products & Paper - 0.76%
5.38%, 03/15/2020(a)	85	87	Caraustar Industries Inc, Term Loan B
5.88%, 05/15/2023(a)	45	46	8.00%, 05/01/2019(b)	100	99
		$667	NewPage Corp, Term Loan B
			9.50%, 02/05/2021(b)	75	44
Pipelines - 8.30%					$143
Columbia Pipeline Group Inc
5.80%, 06/01/2045(a)	500	480	Healthcare - Services - 0.44%
Energy Transfer Partners LP			MPH Acquisition Holdings LLC, Term Loan
5.15%, 03/15/2045	450	379	B
EnLink Midstream Partners LP			3.75%, 03/19/2021(b)	84	83
5.05%, 04/01/2045	400	335
Williams Partners LP			Insurance - 0.52%
5.10%, 09/15/2045	450	368	Asurion LLC, Term Loan
		$1,562	8.50%, 02/19/2021(b)	100	98
Retail - 6.55%
Building Materials Holding Corp			Oil & Gas - 0.37%
9.00%, 09/15/2018(a)	165	176
			Drillships Financing Holding Inc, Term Loan
CVS Health Corp			B1
5.13%, 07/20/2045	550	588	6.00%, 03/31/2021(b)	99	70
Landry's Holdings II Inc
10.25%, 01/01/2018(a)	120	124
McDonald's Corp			REITS- 0.05%
4.60%, 05/26/2045	350	346	iStar Inc, Term Loan A2
			7.00%, 03/19/2017(b)	10	10
		$1,234

Semiconductors - 1.64%			TOTAL SENIOR FLOATING RATE INTERESTS		$675
Intel Corp			Total Investments		$18,487
4.90%, 07/29/2045	300	309	Other Assets in Excess of Liabilities, Net - 1.81%		$340
			TOTAL NET ASSETS - 100.00%		$18,827
Software - 0.74%
Activision Blizzard Inc
6.13%, 09/15/2023(a)	130	140	(a)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
			registration, normally to qualified institutional buyers. At the end of the
Telecommunications - 7.29%			period, the value of these securities totaled $6,141 or 32.62% of net assets.
Altice Finco SA			(b)	Variable Rate. Rate shown is in effect at August 31, 2015.
8.13%, 01/15/2024(a)	200	202
			(c)	Payment in kind; the issuer has the option of paying additional securities
AT&T Inc			in lieu of cash.
4.75%, 05/15/2046	300	273
Verizon Communications Inc
4.67%, 03/15/2055	800	693
Wind Acquisition Finance SA			Portfolio Summary (unaudited)
7.38%, 04/23/2021(a)	200	205	Sector		Percent
		$1,373	Financial		22.94%
			Communications		13.18%
Transportation - 1.31%			Energy		12.26%
Eletson Holdings			Consumer, Non-cyclical		11.79%
9.63%, 01/15/2022(a)	145	132
			Consumer, Cyclical		11.03%
Navios Maritime Acquisition Corp / Navios			Exchange Traded Funds		9.01%
Acquisition Finance US Inc			Industrial		6.40%
8.13%, 11/15/2021(a)	120	114
			Mortgage Securities		5.91%
		$246	Technology		3.36%
TOTAL BONDS		$16,116	Basic Materials		2.32%
SENIOR FLOATING RATE INTERESTS -	Principal		Other Assets in Excess of Liabilities, Net		1.80%
3.58%	Amount (000's) Value (000's)		TOTAL NET ASSETS		100.00%
Aerospace & Defense - 0.50%
B/E Aerospace Inc, Term Loan B
4.00%, 11/19/2021(b)	$94	$94

See accompanying notes.

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2015

Futures Contracts

							Unrealized
Type	Long/Short	Contracts	Notional Value			Fair Value		Appreciation/(Depreciation)
Euro Bund 10 Year Bund; December 2015	Long		3	$520		$516		$(4)
Euro-Bobl 5 Year; December 2015	Long		7	1,009		1,007		(2)
UK 10 Year Gilt; December 2015	Long		5	898		899		1
US 10 Year Note; December 2015	Short		35	4,459		4,447		12
US Ultra Bond; December 2015	Short		27	4,271		4,277		(6)
Total						$		1

Amounts in thousands except contracts
Total Return Swaps

			Pay/Receive	Financing	Expiration		Fair Value
Counterparty (Issuer) Reference Entity		Shares	Positive Return	Rate	Date	Notional Amount	Asset	Liability
Barclays Bank PLC	Price return based on Principal Global	N/A	Receive	0.80%	09/11/2015	$100	$—	$(6)
Dynamic VIX Alpha Excess Return Strategy
Barclays Bank PLC	Price return based on S&P 500 Dynamic VIX	N/A	Receive	1.40%	09/11/2015	100	13	—
Futures Excess Return Index
Total							$13	$(6)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

COMMON STOCKS - 52.56%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Agriculture - 0.28%			Electric (continued)
Adecoagro SA (a)	49,847	$397	Enel Green Power SpA	808,108	$1,535
Archer-Daniels-Midland Co	104,293	4,692	Energa SA	172,943	894
Bunge Ltd	59,771	4,331	Engie	516,933	9,232
SLC Agricola SA (b)	194,000	864	Eversource Energy	95,500	4,511
		$10,284	Huadian Fuxin Energy Corp Ltd	3,482,000	1,227
			Infraestructura Energetica Nova SAB de CV	444,400	1,976
Automobile Manufacturers - 0.09%			ITC Holdings Corp	249,400	8,155
Mahindra & Mahindra Ltd	173,315	3,181	NextEra Energy Inc	11,700	1,151
			PG&E Corp	352,700	17,487
Beverages - 0.01%			Red Electrica Corp SA	101,200	8,053
Mcleod Russel India Ltd - Warrants (a),(c)	212,608	531	Xcel Energy Inc	125,100	4,220
					$73,943

Building Materials - 0.15%			Electronics - 0.10%
Boise Cascade Co (a)	84,116	2,729	Trimble Navigation Ltd (a)	185,610	3,508
Duratex SA	140,900	215
Norbord Inc	167,589	2,753	Energy - Alternate Sources - 0.12%
		$5,697	China Longyuan Power Group Corp Ltd	1,123,000	1,191
Chemicals - 1.64%			Ence Energia y Celulosa SA	737,183	2,414
Agrium Inc	39,126	4,063	NextEra Energy Partners LP	9,476	286
Air Products & Chemicals Inc	3,229	451	TerraForm Power Inc	29,718	669
CF Industries Holdings Inc	96,396	5,531			$4,560
China BlueChemical Ltd	4,234,000	1,202	Engineering & Construction - 1.28%
Cytec Industries Inc	9,331	692	Aeroports de Paris	34,000	3,899
Dow Chemical Co/The	26,829	1,174	Beijing Capital International Airport Co Ltd	2,545,400	2,739
FMC Corp	26,144	1,106	Eiffage SA	39,258	2,515
Givaudan SA (a)	2,495	4,290
			Ferrovial SA	312,712	7,456
Israel Chemicals Ltd	419,322	2,361	Flughafen Zuerich AG	10,415	8,283
K+S AG	75,409	2,815	Fraport AG Frankfurt Airport Services	27,060	1,632
Koninklijke DSM NV	53,807	2,826	Worldwide
Mosaic Co/The	68,360	2,791	Grupo Aeroportuario del Pacifico SAB de CV	40,000	3,345
Novozymes A/S	39,216	1,705	ADR
OCI NV (a)	84,009	2,471
			Hopewell Highway Infrastructure Ltd	2,480,500	1,187
Platform Specialty Products Corp(a),(b)	74,015	1,417	SBA Communications Corp (a)	116,800	13,806
Potash Corp of Saskatchewan Inc	98,304	2,556	Vinci SA	37,012	2,381
Potash Corp of Saskatchewan Inc	65,638	1,709			$47,243
Sensient Technologies Corp	38,566	2,513
Symrise AG	33,005	1,987	Food - 1.40%
Syngenta AG	29,420	9,863	Ajinomoto Co Inc	118,000	2,592
Tessenderlo Chemie NV (a)	97,938	3,448	Almarai Co - Warrants (a),(b),(c),(d)	67,222	1,502
WR Grace & Co (a)	4,586	454	Aryzta AG (a)	62,283	3,193
Yara International ASA	68,578	3,060	BRF SA	203,500	3,890
		$60,485	Cal-Maine Foods Inc	51,338	2,727
			ConAgra Foods Inc	105,969	4,417
Coal - 0.02%			Darling Ingredients Inc (a)	169,561	2,177
CONSOL Energy Inc	47,011	716	Fuji Oil Co Ltd/Osaka	126,100	1,744
			Hain Celestial Group Inc/The (a)	40,919	2,490
Commercial Services - 1.63%			Hormel Foods Corp	70,133	4,285
Abertis Infraestructuras SA	827,466	13,662	Iwatsuka Confectionery Co Ltd (b)	23,000	1,150
Atlantia SpA	445,817	11,910	Kato Sangyo Co Ltd	42,200	949
COSCO Pacific Ltd (c)	1,380,000	1,816	McCormick & Co Inc/MD	29,100	2,307
Hamburger Hafen und Logistik AG	124,675	2,270	NH Foods Ltd	76,000	1,751
Hutchison Port Holdings Trust	13,018,300	6,840	Sao Martinho SA	84,600	706
Multi-Color Corp	38,072	2,509	Saputo Inc	128,811	2,967
OHL Mexico SAB de CV (a)	920,300	1,232	Sysco Corp	110,253	4,396
Transurban Group	2,916,972	20,082	Tate & Lyle PLC	249,258	2,051
		$60,321	Tingyi Cayman Islands Holding Corp	662,000	1,017
			Toyo Suisan Kaisha Ltd	41,500	1,554
Consumer Products - 0.13%			Tyson Foods Inc	93,577	3,956
Kimberly-Clark Corp	38,919	4,146			$51,821
Wausau Paper Corp	75,305	587
		$4,733	Forest Products & Paper - 3.12%
			Acadian Timber Corp (b)	113,119	1,707
Cosmetics & Personal Care - 0.32%			BillerudKorsnas AB	91,002	1,387
Svenska Cellulosa AB SCA	306,668	8,722	Canfor Corp (a)	489,170	7,474
Unicharm Corp	156,900	3,166	Clearwater Paper Corp (a)	44,371	2,487
		$11,888	Deltic Timber Corp (b)	132,944	8,257
			Empresas CMPC SA (b)	3,243,061	8,873
Electric - 2.00%
American Electric Power Co Inc	57,700	3,133	Fibria Celulose SA ADR	661,119	9,401
Dominion Resources Inc/VA	23,700	1,653	Holmen AB	141,287	3,974
			Interfor Corp (a)	292,021	2,819
Duke Energy Corp	67,800	4,808
Edison International	68,900	4,029	International Paper Co	77,601	3,348
Electricite de France SA	87,090	1,879	Klabin SA	1,907,300	10,597

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Forest Products & Paper (continued)			Mining (continued)
Metsa Board OYJ	175,011	$1,074	B2Gold Corp (a)	414,780	$486
Mondi PLC	486,381	10,931	Barrick Gold Corp	110,176	766
Nine Dragons Paper Holdings Ltd	1,448,000	813	BHP Billiton Ltd ADR	31,008	1,142
Pope Resources a Delaware LP (b)	48,284	3,162	Century Aluminum Co (a)	23,300	131
Portucel SA	256,263	915	Constellium NV (a)	108,182	709
Smurfit Kappa Group PLC	27,633	803	Eldorado Gold Corp	230,024	687
Smurfit Kappa Group PLC	156,610	4,619	First Quantum Minerals Ltd	155,544	811
Stora Enso OYJ	514,808	4,568	Freeport-McMoRan Inc	42,811	456
Sumitomo Forestry Co Ltd	150,100	1,679	Glencore PLC (a)	442,762	999
Suzano Papel e Celulose SA	1,798,500	8,708	Guyana Goldfields Inc (a),(c)	31,955	98
TFS Corp Ltd (b)	1,981,473	2,179	Guyana Goldfields Inc (a)	117,225	360
UPM-Kymmene OYJ	182,595	3,035	Ivanhoe Mines Ltd (a)	103,713	63
West Fraser Timber Co Ltd	234,711	9,140	Lonmin PLC (a)	4,487	2
Western Forest Products Inc	2,246,775	3,228	Lundin Mining Corp (a)	336,235	1,142
		$115,178	Northern Dynasty Minerals Ltd (a)	29,655	15
			Platinum Group Metals Ltd (a)	64,574	19
Gas - 3.14%			Randgold Resources Ltd ADR	28,460	1,716
Atmos Energy Corp	30,900	1,693	Rio Tinto PLC ADR	29,613	1,087
Beijing Enterprises Holdings Ltd	523,200	3,052	Silver Wheaton Corp	37,769	462
CenterPoint Energy Inc	500,100	9,312	South32 Ltd ADR(a)	11,648	63
Centrica PLC	614,477	2,275	Southern Copper Corp	44,239	1,179
China Gas Holdings Ltd	1,575,000	2,306	Tahoe Resources Inc	56,261	470
ENN Energy Holdings Ltd	1,069,600	5,464			$14,501
Hong Kong & China Gas Co Ltd	4,635,510	8,748
Keyera Corp	66,200	2,032	Miscellaneous Manufacturers - 0.06%
National Grid PLC	2,007,507	26,450	LSB Industries Inc (a)	46,102	1,103
NiSource Inc	380,900	6,396	Raven Industries Inc	64,139	1,162
ONE Gas Inc	108,743	4,673			$2,265
Sempra Energy	232,600	22,062
Snam SpA	1,160,100	5,667	Oil & Gas - 1.94%
			Africa Oil Corp (a)	22,619	35
Tokyo Gas Co Ltd	1,298,100	7,092	Africa Oil Corp (a)	6,686	10
Western Gas Equity Partners LP	165,617	8,794
		$116,016	Anadarko Petroleum Corp	57,057	4,084
			Antero Midstream Partners LP	474,802	10,996
Holding Companies - Diversified - 0.38%			Antero Resources Corp (a)	32,159	831
Cengage Learning Holdings II LP	11,792	313	Bankers Petroleum Ltd (a)	137,226	245
China Merchants Holdings International Co	3,141,099	10,488	Cimarex Energy Co	20,023	2,213
Ltd			Cobalt International Energy Inc (a)	87,819	703
Empresas COPEC SA	322,546	3,153	Concho Resources Inc (a)	38,914	4,209
		$13,954	Crew Energy Inc (a)	87,612	298
			Devon Energy Corp	52,559	2,242
Home Builders - 0.35%			EOG Resources Inc	39,607	3,102
DR Horton Inc	106,921	3,247	EQT GP Holdings LP	89,012	2,895
Lennar Corp - A Shares	71,946	3,662	Genel Energy PLC (a)	74,856	407
PulteGroup Inc	154,822	3,203	Gulfport Energy Corp (a)	30,430	1,090
Toll Brothers Inc (a)	72,698	2,688
			Hess Corp	19,263	1,145
		$12,800	Kosmos Energy Ltd (a)	57,822	405
			Laredo Petroleum Inc (a)	68,280	696
Home Furnishings - 0.08%
Rational AG (b)	7,128	2,929	Lekoil Ltd (a)	326,302	87
			Marathon Oil Corp	78,534	1,358
			Marathon Petroleum Corp	46,088	2,180
Iron & Steel - 0.04%			MEG Energy Corp (a),(d)	6,400	57
Reliance Steel & Aluminum Co	23,129	1,344	MEG Energy Corp (a)	47,537	427
			Newfield Exploration Co (a)	38,026	1,267
Lodging - 0.14%			Noble Energy Inc	85,404	2,853
			NuVista Energy Ltd (a)	76,142	329
Accor SA	105,581	4,999
			Oasis Petroleum Inc (a)	30,332	339
			Occidental Petroleum Corp	25,534	1,864
Machinery - Diversified - 1.04%			Oil Search Ltd	89,195	434
AGCO Corp	196,205	9,622	Patterson-UTI Energy Inc	82,247	1,339
ANDRITZ AG	49,340	2,357	PDC Energy Inc (a)	38,679	2,173
Deere & Co	125,853	10,292	Phillips 66	28,882	2,284
Kubota Corp	454,000	7,066	Pioneer Natural Resources Co	8,460	1,041
Manitowoc Co Inc/The	155,532	2,657	Range Resources Corp	39,140	1,512

Middleby Corp/The(a)	37,195	4,038	Rice Energy Inc (a)	52,757	1,026
Valmet OYJ	223,071	2,243	Rowan Cos PLC	27,432	493
		$38,275	Seven Generations Energy Ltd (a)	22,220	232
Metal Fabrication & Hardware - 0.07%			Suncor Energy Inc	89,910	2,539
			Valero Energy Partners LP (b)	208,301	10,796
Valmont Industries Inc	24,814	2,638
			Western Refining Inc	23,062	992
			Whiting Petroleum Corp (a)	28,813	557
Mining - 0.39%					$71,785
Agnico Eagle Mines Ltd	43,393	1,062
Alacer Gold Corp (a)	263,971	576

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Oil & Gas Services - 1.01%			Real Estate (continued)
Cameron International Corp (a)	51,009	$3,405	Hispania Activos Inmobiliarios SA (a)	75,320	$1,142
Core Laboratories NV	5,433	628	Hongkong Land Holdings Ltd	1,276,040	8,841
Dril-Quip Inc (a)	33,087	2,281	LEG Immobilien AG (a)	55,488	4,160
Flotek Industries Inc (a)	50,913	996	Mitsui Fudosan Co Ltd	454,000	12,580
FMC Technologies Inc (a)	36,025	1,253	New World Development Co Ltd	4,713,000	4,797
Halliburton Co	74,361	2,926	Nomura Real Estate Holdings Inc	257,300	4,827
Independence Contract Drilling Inc (a)	62,648	434	St Joe Co/The (a)	106,592	1,860
RPC Inc	41,708	485	Sun Hung Kai Properties Ltd	620,750	7,876
Schlumberger Ltd	40,968	3,170	UNITE Group PLC/The	479,555	4,740
Superior Energy Services Inc	68,576	1,091			$73,187
Targa Resources Corp	315,209	20,823
		$37,492	REITS - 7.65%
			Alexandria Real Estate Equities Inc	65,632	5,644
Packaging & Containers - 0.98%			American Tower Corp	356,178	32,836
Ball Corp	78,001	5,141	Apartment Investment & Management Co	124,163	4,474
Crown Holdings Inc (a)	77,351	3,834	AvalonBay Communities Inc	42,752	7,057
FP Corp	54,600	1,892	Boston Properties Inc	52,955	6,004
Graphic Packaging Holding Co	462,578	6,522	Care Capital Properties Inc	30,481	969
Huhtamaki OYJ	35,906	1,167	CatchMark Timber Trust Inc	277,336	2,793
KapStone Paper and Packaging Corp	53,797	1,172	Crown Castle International Corp	253,100	21,106
Mayr Melnhof Karton AG	7,456	876	CubeSmart	226,044	5,717
Packaging Corp of America	94,115	6,316	DDR Corp	238,313	3,644
Sealed Air Corp	54,861	2,823	Duke Realty Corp	238,067	4,299
WestRock Co	106,006	6,292	EPR Properties	66,320	3,375
		$36,035	Equity One Inc	160,215	3,767
			Equity Residential	71,997	5,130
Pharmaceuticals - 0.15%			Essex Property Trust Inc	44,460	9,542
Neogen Corp (a)	13,212	682
			Federal Realty Investment Trust	31,386	4,051
Zoetis Inc	110,210	4,945	General Growth Properties Inc	248,849	6,316
		$5,627	Goodman Group	1,147,301	4,958
Pipelines - 18.19%			Great Portland Estates PLC	414,088	5,223
APA Group	283,882	1,771	Kilroy Realty Corp	104,329	6,767
Buckeye Partners LP (b)	541,604	38,140	Klepierre	135,982	5,984
Columbia Pipeline Group Inc	572,374	14,515	Land Securities Group PLC	422,479	8,070
Columbia Pipeline Partners LP	322,817	6,401	Mirvac Group	4,969,443	6,178
DCP Midstream Partners LP	242,563	6,840	Pebblebrook Hotel Trust	151,162	5,753
Enbridge Energy Management LLC	120,063	3,380	Plum Creek Timber Co Inc	303,473	11,681
Enbridge Energy Partners LP (b)	698,159	19,744	Potlatch Corp	211,579	6,986
Enbridge Inc	720,527	29,777	Prologis Inc	201,593	7,660
Energy Transfer Equity LP	1,707,239	47,888	Public Storage	49,225	9,907
EnLink Midstream LLC	240,377	5,735	Rayonier Inc	537,469	12,362
Enterprise Products Partners LP	1,957,890	55,036	Simon Property Group Inc	105,397	18,900
EQT Midstream Partners LP	258,002	20,073	SL Green Realty Corp	72,867	7,542
			Strategic Hotels & Resorts Inc (a)	251,637	3,395
Genesis Energy LP	266,080	11,617
Inter Pipeline Ltd	368,200	7,892	Sun Communities Inc	57,721	3,764
Kinder Morgan Inc/DE	1,045,829	33,895	Ventas Inc	121,925	6,708
Koninklijke Vopak NV	128,600	5,287	Westfield Corp	1,060,141	7,341
Magellan Midstream Partners LP (b)	808,427	57,051	Weyerhaeuser Co	464,409	12,976
MarkWest Energy Partners LP	500,738	28,227	Workspace Group PLC	283,312	3,895
MPLX LP (b)	258,019	12,803			$282,774
ONEOK Inc	166,517	5,996	Storage & Warehousing - 0.05%
ONEOK Partners LP	226,439	7,325	Safestore Holdings PLC	375,985	1,683
Pembina Pipeline Corp	329,740	9,150
Phillips 66 Partners LP (b)	252,417	15,751
Plains All American Pipeline LP	1,194,094	43,059	Telecommunications - 0.44%
SemGroup Corp	75,500	4,153	Cellnex Telecom SAU (a),(d)	160,500	2,841
Shell Midstream Partners LP	255,691	10,118	Eutelsat Communications SA	162,973	4,910
Spectra Energy Corp	348,700	10,137	Intelsat SA (a)	132,800	1,284
Spectra Energy Partners LP	485,477	24,730	SES SA	240,100	7,123
Sunoco Logistics Partners LP (b)	865,155	29,268			$16,158
Tesoro Logistics LP	378,196	19,973
			Textiles - 0.16%
TransCanada Corp	124,900	4,358	Mohawk Industries Inc (a)	30,301	5,968
Veresen Inc	788,500	8,145
Western Gas Partners LP (b)	458,662	26,983
Williams Cos Inc/The	970,569	46,781	Transportation - 1.20%
		$671,999	Central Japan Railway Co	32,800	5,370
			CSX Corp	202,300	5,539
Real Estate - 1.98%			Euronav NV	48,048	643
Aeon Mall Co Ltd	287,200	4,832	Groupe Eurotunnel SE	1,057,269	14,299
CapitaLand Ltd	2,438,700	4,887	Kansas City Southern	49,400	4,581
Dalian Wanda Commercial Properties Co Ltd	258,800	1,596	Prumo Logistica SA (a)	4,575,100	795
(d)
			Union Pacific Corp	154,900	13,281
Deutsche Wohnen AG	222,272	5,849			$44,508
Fabege AB	367,884	5,200

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

COMMON STOCKS (continued)		Shares Held	Value (000	's)			Principal
					BONDS (continued)		Amount (000's)	Value (000	's)
Water- 0.83%
American Water Works Co Inc		275,300	$14,300		Sovereign (continued)
Pennon Group PLC		138,926	1,635		Japanese Government CPI Linked Bond
Severn Trent PLC		213,400	6,768		0.10%, 09/10/2024	JPY	744,500	$6,525
United Utilities Group PLC		619,100	8,076		Mexican Udibonos
			$30,779		4.00%, 06/13/2019	MXN	76,773	4,936
TOTAL COMMON STOCKS			$1,941,805		New Zealand Government Bond
INVESTMENT COMPANIES - 11.65%		Shares Held	Value (000	's)	3.06%, 09/20/2030(e)	NZD	6,693	4,840
								$24,014
Publicly Traded Investment Fund - 11.65%					TOTAL BONDS			$231,797
BlackRock Liquidity Funds FedFund Portfolio		353,896,342	353,896

Cash Account Trust - Government & Agency		76,624,745	76,625				Principal
Portfolio - Government Cash Managed					COMMODITY INDEXED STRUCTURED NOTES- 3.56%		Amount (000's)	Value (000	's)

			$430,521		Banks- 3.00%
TOTAL INVESTMENT COMPANIES			$430,521		BNP Paribas SA; Dow Jones - UBS
		Principal			Commodity Index Linked Note
BONDS- 6.28%		Amount (000's)	Value (000	's)	0.00%, 12/12/2016(a),(e),(g)		$2,300	2,552
					0.00%, 12/12/2016(a),(e),(g)		6,000	6,971
Federal & Federally Sponsored Credit - 1.49%					0.09%, 09/01/2015(c),(e)		2,800	1,700
Federal Farm Credit Banks					0.10%, 11/04/2016(e)		11,000	11,194
0.19%, 09/19/2016(e)		$10,000	$9,999

0.19%, 11/22/2016(e)		7,000	7,004
					CIBC; Dow Jones - UBS Commodity Index
					Linked Note
0.22%, 03/13/2017(e)		7,000	7,008		0.11%, 09/19/2016(e)		3,000	2,499

0.22%, 03/29/2017(e)		7,000	7,007		0.15%, 09/01/2015(c),(e)		4,000	2,217
0.23%, 02/13/2017(e)		9,600	9,614		0.23%, 10/24/2016(e)		6,400	5,991
0.28%, 07/27/2016(e)		10,000	10,008

0.30%, 11/07/2016(e)		4,200	4,205		Deutsche Bank AG/London; Dow Jones - UBS
					Commodity Index Linked Note
			$54,845		0.05%, 10/14/2016(d),(e)		2,800	2,621
					0.05%, 11/17/2016(d),(e)		8,200	8,147
Finance - Mortgage Loan/Banker - 4.13%
					0.06%, 12/15/2016(d),(e)		8,500	9,883
Fannie Mae
0.21%, 07/25/2016(e)		8,000	8,005		JPMorgan Chase Bank NA; Dow Jones - UBS
0.21%, 01/26/2017(e)		8,000	8,007		Commodity Index Linked Note
0.22%, 08/15/2016(e)		8,000	8,006		0.14%, 09/01/2016(e)		6,400	5,924
0.48%, 10/03/2016(e)		4,500	4,514		0.15%, 09/29/2016(d),(e)		7,800	7,487
Federal Home Loan Bank Discount Notes					Royal Bank of Canada; Dow Jones - UBS
0.23%, 01/22/2016(f)		8,000	7,993		Commodity Index Linked Note
0.24%, 01/26/2016(f)		8,000	7,993		0.00%, 10/11/2016(a),(d),(e),(g)		3,000	3,329
0.25%, 02/08/2016(f)		10,000	9,988		0.10%, 09/03/2015(c),(d),(e)		3,520	2,137
0.28%, 04/28/2016(f)		8,000	7,985		0.10%, 10/11/2016(d),(e)		9,000	8,425
0.30%, 05/20/2016(f)		6,000	5,986		0.11%, 09/01/2015(c),(d),(e)		2,900	1,607
					0.14%, 08/29/2016(d),(e)		4,600	3,831
Federal Home Loan Banks
0.20%, 08/25/2017(e)		12,000	12,003		Societe Generale SA; Dow Jones - UBS
0.34%, 02/22/2016		5,500	5,500		Commodity Index Linked Note
					0.19%, 11/15/2016(d),(e)		7,500	7,458
0.35%, 01/28/2016		5,000	5,001
0.40%, 06/17/2016		4,700	4,696		UBS AG; Dow Jones - UBS Commodity
0.70%, 04/28/2017		8,500	8,496		Index Linked Note
					0.00%, 10/31/2016(a),(e)		3,100	3,439
Freddie Mac
0.18%, 12/12/2016(e)		8,000	8,005		0.13%, 04/18/2016(e)		2,400	1,948
0.20%, 07/21/2016(e)		7,000	7,004		0.14%, 09/03/2015(c),(e)		3,700	2,270
0.20%, 01/12/2017(e)		6,000	5,999		0.15%, 09/01/2015(c),(e)		3,400	1,882
0.20%, 01/13/2017(e)		6,000	6,004		0.15%, 09/26/2016(e)		3,000	2,777
					0.15%, 10/31/2016(e)		4,400	4,478
0.75%, 04/28/2017		7,000	6,980
Freddie Mac Discount Notes								$110,767
0.17%, 11/04/2015(f)		6,800	6,798
					Supranational Bank - 0.56%
0.28%, 05/12/2016(f)		7,500	7,483
					International Bank for Reconstruction &
			$152,446		Development; Dow Jones - UBS Commodity
Media- 0.01%					Index Linked Note
					0.42%, 06/01/2016(e)		28,400	20,759
iHeartCommunications Inc
9.00%, 12/15/2019		523	492
					TOTAL COMMODITY INDEXED STRUCTURED NOTES			$131,526
					SENIOR FLOATING RATE INTERESTS - Principal
Sovereign - 0.65%					15.98%		Amount (000's)	Value (000	's)
Bundesrepublik Deutschland Bundesobligation
Inflation Linked Bond					Advertising - 0.12%
0.75%, 04/15/2018	EUR	1,057	1,212		Advantage Sales & Marketing Inc, Term
Deutsche Bundesrepublik Inflation Linked					Loan
Bond					7.50%, 07/21/2022(e)		$1,000	$970
1.50%, 04/15/2016		6	6		Advantage Sales & Marketing Inc, Term Loan
Italy Buoni Poliennali Del Tesoro					B
2.10%, 09/15/2016		11	12		4.25%, 07/21/2021(e)		2,036	2,011
2.35%, 09/15/2024(d)		4,334	5,426
2.55%, 09/15/2041		540	722
2.60%, 09/15/2023		264	335

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Advertising (continued)			Commercial Services (continued)
Checkout Holding Corp, Term Loan B			iQor US Inc, Term Loan B
4.50%, 04/03/2021(e)	$1,733	$1,533	6.00%, 02/19/2021(e)	$2,754	$2,231
		$4,514	Laureate Education Inc, Term Loan B
			5.00%, 06/16/2018(e)	645	592
Aerospace & Defense - 0.25%
B/E Aerospace Inc, Term Loan B			Pharmaceutical Product Development LLC,
4.00%, 11/19/2021(e)	2,674	2,684	Term Loan
			4.25%, 08/05/2022(e)	4,408	4,378
Sequa Corp, Term Loan B
5.25%, 05/29/2017(e)	2,858	2,420	ServiceMaster Co LLC/The, Term Loan B
			4.25%, 06/25/2021(e)	10,785	10,724
TransDigm Inc, Term Loan D
3.75%, 05/21/2021(e)	4,209	4,162	Truven Health Analytics Inc, Term Loan B
			4.50%, 05/25/2019(e)	2,759	2,735
		$9,266	USAGM HoldCo LLC, Delay-Draw Term
Airlines - 0.35%			Loan DD
			4.75%, 07/27/2022(e)	3	3
American Airlines Inc, Term Loan B
3.25%, 06/27/2020(e)	3,448	3,412	USAGM HoldCo LLC, Term Loan
3.50%, 10/10/2021(e)	2,800	2,777	4.75%, 07/27/2022(e)	1,401	1,383
Delta Air Lines Inc, Term Loan B1					$32,540
3.25%, 10/18/2018(e)	2,687	2,680
			Computers - 0.08%
Delta Air Lines Inc, Term Loan B2
2.45%, 04/18/2016(e)	1,990	1,986	Riverbed Technology Inc, Term Loan B
			6.00%, 02/25/2022(e)	1,995	1,994
US Airways Inc, Term Loan B1
3.50%, 05/23/2019(e)	2,207	2,194	SunGard Data Systems Inc, Term Loan E
			4.00%, 03/07/2020(e)	872	870
		$13,049			$2,864

Automobile Manufacturers - 0.30%			Consumer Products - 0.41%
FCA US LLC, Term Loan B
3.25%, 12/05/2018(e)	11,145	11,097	Dell International LLC, Term Loan B2
			4.00%, 04/29/2020(e)	10,669	10,605
			Dell International LLC, Term Loan C
Automobile Parts & Equipment - 0.05%			3.75%, 09/24/2018(e)	1,891	1,887
Allison Transmission Inc, Term Loan B3			Prestige Brands Inc, Term Loan B3
3.50%, 09/23/2019(e)	1,995	1,989	3.51%, 09/03/2021(e)	750	749
			Spectrum Brands Inc, Term Loan
			3.75%, 06/16/2022(e)	1,862	1,860
Beverages - 0.12%					$15,101
DE Master Blenders 1753 NV, Term Loan B
4.25%, 07/02/2021(e)	4,500	4,499	Distribution & Wholesale - 0.12%
			HD Supply Inc, Term Loan
			3.75%, 08/06/2021(e)	4,342	4,311
Building Materials - 0.09%
Headwaters Inc, Term Loan B
4.50%, 03/11/2022(e)	2,500	2,503	Diversified Financial Services - 0.25%
Quikrete Holdings Inc, Term Loan B			AlixPartners LLP, Term Loan B
4.00%, 09/18/2020(e)	945	940	4.50%, 07/22/2022(e)	1,250	1,249
		$3,443	Clipper Acquisitions Corp, Term Loan B1
			3.00%, 02/06/2020(e)	1,950	1,935
Chemicals - 0.09%			Delos Finance Sarl, Term Loan B
Axalta Coating Systems US Holdings Inc,			3.50%, 02/26/2021(e)	1,250	1,248
Term Loan B
3.75%, 02/01/2020(e)	471	469	TransFirst Inc, Term Loan
			4.75%, 11/12/2021(e)	2,737	2,731
Minerals Technologies Inc, Term Loan B2
4.75%, 05/09/2021(e)	1,305	1,307	Walter Investment Management Corp, Term
			Loan
Univar Inc, Term Loan B			4.75%, 12/11/2020(e)	2,190	2,065
4.25%, 06/24/2022(e)	1,636	1,624
					$9,228
		$3,400
			Electric - 0.14%
Commercial Services - 0.88%			Calpine Corp, Delay-Draw Term Loan DD
Acosta Holdco Inc, Term Loan B			4.00%, 10/30/2020(e)	1,727	1,721
4.25%, 09/26/2021(e)	1,329	1,313
			EFS Cogen Holdings I LLC, Term Loan B
Brand Energy & Infrastructure Services Inc,			3.75%, 12/17/2020(e)	1,560	1,555
Term Loan B
4.75%, 11/20/2020(e)	916	823	Energy Future Intermediate Holding Co LLC,
			DIP Term Loan
Ceridian HCM Holding Inc, Term Loan B2			4.25%, 06/19/2016(e)	2,000	2,000
4.50%, 09/15/2020(e)	1,078	1,037
					$5,276
Harland Clarke Holdings Corp, Term Loan
B2			Electronics - 0.06%
5.53%, 06/30/2017(e)	453	452	TTM Technologies Inc, Term Loan
Harland Clarke Holdings Corp, Term Loan			6.00%, 05/07/2021(e)	2,444	2,310
B3
7.00%, 04/26/2018(e)	3,694	3,685
			Engineering & Construction - 0.05%

Harland Clarke Holdings Corp, Term Loan			AECOM, Term Loan B
B4			3.75%, 09/17/2021(e)	2,016	2,018
6.00%, 08/30/2019(e)	963	958
Interactive Data Corp, Term Loan B
4.75%, 04/23/2021(e)	2,229	2,226

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Entertainment - 0.53%			Healthcare - Services - 0.78%
AMC Entertainment Inc, Term Loan B			Ardent Legacy Acquisitions Inc, Term Loan
3.50%, 04/23/2020(e)	$872	$869	B
CCM Merger Inc, Term Loan B			6.50%, 07/30/2021(e)	$247	$248
4.50%, 07/30/2021(e)	1,637	1,635	CHS/Community Health Systems Inc, Term
Delta 2 Lux Sarl, Term Loan B			Loan F
7.75%, 07/29/2022(e)	2,250	2,202	3.70%, 01/25/2018(e)	32	32
Delta 2 Lux Sarl, Term Loan B3			CHS/Community Health Systems Inc, Term
4.75%, 07/30/2021(e)	5,368	5,320	Loan G
Pinnacle Entertainment Inc, Term Loan B2			3.75%, 12/13/2019(e)	2,841	2,836
3.75%, 08/05/2020(e)	597	596	CHS/Community Health Systems Inc, Term
SGMS Escrow Corp, Term Loan B2			Loan H
6.00%, 09/17/2021(e)	5,711	5,642	4.00%, 01/14/2021(e)	5,684	5,694
William Morris Endeavor Entertainment LLC,			DaVita HealthCare Partners Inc, Term Loan
Term Loan B			B
5.25%, 05/06/2021(e)	2,229	2,218	3.50%, 06/24/2021(e)	1,700	1,695
WMG Acquisition Corp, Term Loan B			Drumm Investors LLC, Term Loan
3.75%, 07/07/2020(e)	1,304	1,277	6.75%, 05/04/2018(e)	3,244	3,263
		$19,759	Genesis Healthcare LLC/DE, Term Loan B
			10.00%, 10/02/2017(e)	549	557
Environmental Control - 0.08%			HCA Inc, Term Loan B5
ADS Waste Holdings Inc, Term Loan B2			2.97%, 05/30/2017(e)	3,234	3,227
3.75%, 10/09/2019(e)	713	706
			Heartland Dental LLC, Term Loan
Tervita Corp, Term Loan B			5.50%, 12/21/2018(e)	2,943	2,938
6.25%, 05/14/2018(e)	2,733	2,218
			IASIS Healthcare LLC, Term Loan B2
		$2,924	4.50%, 05/03/2018(e)	4,170	4,170
Food- 1.04%			LHP Operations Co LLC, Term Loan B
Albertsons LLC, Term Loan B2			9.00%, 06/29/2018(e)	304	296
5.24%, 05/21/2019(e)	4,926	4,921	Millennium Health LLC, Term Loan B
			5.25%, 04/15/2021(e)	3,395	1,658
Albertsons LLC, Term Loan B3
4.93%, 08/04/2019(e)	983	982	US Renal Care Inc, Term Loan
			4.25%, 07/03/2019(e)	2,224	2,217
Albertsons LLC, Term Loan B4
5.44%, 08/11/2021(e)	14,543	14,539			$28,831
Pinnacle Foods Finance LLC, Term Loan G			Holding Companies - Diversified - 0.29%
3.00%, 04/29/2020(e)	2,425	2,410

Pinnacle Foods Finance LLC, Term Loan H
3.00%, 04/29/2020(e)	491	487	Emerald Expositions Holding Inc, Term Loan B
			4.75%, 06/17/2020(e)	3,070	3,067
SUPERVALU Inc, Term Loan
4.50%, 03/21/2019(e)	4,913	4,925	MGOC Inc, Term Loan B
			4.00%, 07/30/2020(e)	3,085	3,080
US Foods Inc, Term Loan B
4.50%, 05/31/2019(e)	8,985	8,990	Travelport Finance Luxembourg Sarl, Term
			Loan B
Wilton Brands LLC, Term Loan			5.75%, 08/13/2021(e)	4,471	4,469
8.50%, 08/22/2018(e)	1,211	1,183
					$10,616
		$38,437
			Insurance - 0.05%
Gas- 0.01%			HUB International Ltd, Term Loan B
Southcross Holdings Borrower LP, Term			4.00%, 09/17/2020(e)	1,729	1,709
Loan
6.00%, 07/29/2021(e)	245	203
			Internet - 0.20%
			EIG Investors Corp, Term Loan B
Healthcare - Products - 0.95%			4.99%, 11/09/2019(e)	2,137	2,132
Alere Inc, Term Loan
4.25%, 06/10/2022(e)	1,600	1,599	Tibco Software Inc, Term Loan
			6.50%, 11/25/2020(e)	4,643	4,630
Carestream Health Inc, Term Loan
9.50%, 12/15/2019(e)	729	721	VFH Parent LLC, Term Loan B
			5.25%, 11/05/2019(e)	307	307
Carestream Health Inc, Term Loan B
5.00%, 06/05/2019(e)	4,819	4,770	Zayo Group LLC, Term Loan B
			3.75%, 05/06/2021(e)	151	150
ConvaTec Inc, Term Loan B
4.25%, 12/22/2016(e)	7,000	6,971			$7,219
DJO Finance LLC, Term Loan B			Investment Companies - 0.01%
4.25%, 06/24/2020(e)	1,750	1,739	American Capital Ltd, Term Loan B
Kinetic Concepts Inc, Term Loan E1			3.50%, 08/22/2017(e)	324	323
4.50%, 05/04/2018(e)	12,238	12,210
Kinetic Concepts Inc, Term Loan E2
4.00%, 11/04/2016(e)	4,461	4,447	Leisure Products & Services - 0.14%

			Bombardier Recreational Products Inc, Term
Sterigenics-Nordion Holdings LLC, Term			Loan B
Loan B			3.75%, 01/23/2019(e)	966	964
4.25%, 05/06/2022(e)	2,750	2,728
			Equinox Holdings Inc, Term Loan B
		$35,185	5.00%, 01/31/2020(e)	1,222	1,221
			Life Time Fitness Inc, Term Loan B
			4.25%, 06/03/2022(e)	2,000	1,983

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Leisure Products & Services (continued)			Media (continued)
Sabre GLBL Inc, Term Loan B2			MTL Publishing LLC, Term Loan
4.00%, 02/19/2019(e)	$983	$979	4.00%, 08/12/2022(e)	$3,053	$3,045
		$5,147	Numericable US LLC, Term Loan B1
			4.50%, 04/23/2020(e)	4,767	4,761
Leisure Time - 0.04%			Numericable US LLC, Term Loan B2
Planet Fitness, Term Loan			4.50%, 04/23/2020(e)	3,942	3,937
4.75%, 03/26/2021(e)	1,275	1,273

Sabre GLBL Inc, Term Loan C			Springer Science+Business Media GmbH,
3.50%, 02/15/2018(e)	180	179	Term Loan B9
			4.75%, 08/14/2020(e)	1,646	1,631
		$1,452	Tribune Media Co, Term Loan B
			3.75%, 12/27/2020(e)	6,429	6,395
Lodging - 0.48%
Boyd Gaming Corp, Term Loan B			Virgin Media Investment Holdings Ltd, Term
4.00%, 08/07/2020(e)	2,003	1,998	Loan F
			3.50%, 06/07/2023(e)	1,404	1,387
CityCenter Holdings LLC, Term Loan B
4.25%, 10/09/2020(e)	2,273	2,267	WideOpenWest Finance LLC, Term Loan B
			4.50%, 04/01/2019(e)	3,171	3,158
Hilton Worldwide Finance LLC, Term Loan
B			Ziggo BV, Delay-Draw Term Loan B3-DD
3.50%, 09/23/2020(e)	9,502	9,481	3.50%, 01/15/2022(e)	2,210	2,178
			Ziggo BV, Term Loan B1
Intrawest Operations Group LLC, Term Loan			3.50%, 01/15/2022(e)	2,099	2,069
B
4.75%, 11/26/2020(e)	1,109	1,106	Ziggo BV, Term Loan B2
			3.50%, 01/15/2022(e)	1,441	1,421
MGM Resorts International, Term Loan B
3.50%, 12/13/2019(e)	2,927	2,900			$85,537
		$17,752	Miscellaneous Manufacturers - 0.12%
Machinery - Construction & Mining - 0.03%			Gates Global LLC, Term Loan
North American Lifting Holdings Inc, Term			4.25%, 06/11/2021(e)	4,742	4,534
Loan
5.50%, 11/26/2020(e)	1,045	987
			Oil & Gas - 0.10%
			Drillships Financing Holding Inc, Term Loan
Machinery - Diversified - 0.24%			B1
			6.00%, 02/02/2021(e)	2,232	1,585
Onex Wizard Acquisition Co I SARL, Term
Loan B			Fieldwood Energy LLC, Term Loan
4.25%, 02/03/2022(e)	249	249	8.38%, 09/20/2020(e)	1,409	532
RBS Global Inc, Term Loan B			Offshore Group Investment Ltd, Term Loan
4.00%, 05/14/2020(e)	2,467	2,441	B
			5.75%, 03/22/2019(e)	903	396
Xerium Technologies Inc, Term Loan B
5.59%, 05/02/2019(e)	2,529	2,533	Seadrill Operating LP, Term Loan B
Zebra Technologies Corp, Term Loan B			4.00%, 02/12/2021(e)	1,076	733
4.75%, 09/30/2021(e)	3,690	3,707	Western Refining Inc, Term Loan B
			4.25%, 11/25/2020(e)	562	558
		$8,930
					$3,804
Media- 2.32%
CCO Safari III LLC, Term Loan I			Packaging & Containers - 0.09%
3.50%, 01/23/2023(e)	5,000	4,989	BWAY Holding Co, Term Loan B
			5.50%, 08/07/2020(e)	3,200	3,200
Cengage Learning Acquisitions Inc, Term
Loan EXIT
7.00%, 03/06/2020(e)	5,040	5,028
			Pharmaceuticals - 0.89%
Cequel Communications LLC, Term Loan			Catalent Pharma Solutions Inc, Term Loan B
0.00%, 12/14/2022(e),(h)	6,162	6,119	4.25%, 05/07/2021(e)	6,340	6,335
Cequel Communications LLC, Term Loan B
(e),(h)			DPx Holdings BV, Term Loan B
0.00%, 02/10/2019	333	332	4.25%, 01/22/2021(e)	2,229	2,202
Cumulus Media Holdings Inc, Term Loan B
4.25%, 12/18/2020(e)	11,936	10,951	Endo Luxembourg Finance I Co Sarl, Term
			Loan
Gray Television Inc, Term Loan			0.00%, 06/24/2022(e),(h)	3,000	3,000
3.75%, 06/10/2021(e)	594	592
			Grifols Worldwide Operations USA Inc, Term
Houghton Mifflin Harcourt Publishers Inc,			Loan B
Term Loan B			3.22%, 03/05/2021(e)	1,457	1,454
4.00%, 05/11/2021(e)	2,000	1,975
			Par Pharmaceutical Cos Inc, Term Loan B2
iHeartCommunications Inc, Term Loan D-			4.00%, 09/30/2019(e)	1,864	1,861
EXT			Par Pharmaceutical Cos Inc, Term Loan B3
6.97%, 01/22/2019(e)	21,205	18,687	4.25%, 09/30/2019(e)	280	279
iHeartCommunications Inc, Term Loan E
(e)			PRA Holdings Inc, Term Loan
7.72%, 07/30/2019	2,986	2,659	4.50%, 09/18/2020(e)	4,361	4,357
MCC Iowa LLC, Term Loan G
4.00%, 08/15/2020(e)	973	969	Valeant Pharmaceuticals International Inc,
			Term Loan BD
McGraw-Hill Global Education Holdings			3.50%, 02/13/2019(e)	250	249
LLC, Term Loan
4.75%, 03/22/2019(e)	2,759	2,760	Valeant Pharmaceuticals International Inc,
			Term Loan BE1
Mediacom Illinois LLC, Delay-Draw Term			3.75%, 06/26/2020(e)	6,053	6,032
Loan G-DD
3.50%, 06/18/2021(e)	496	494

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Pharmaceuticals (continued)			Software - 1.27%
Valeant Pharmaceuticals International Inc,			Applied Systems Inc, Term Loan B
Term Loan BF1			7.50%, 01/24/2022(e)	$980	$974
4.00%, 03/11/2022(e)	$6,983	$6,980	Blackboard Inc, Term Loan B3
		$32,749	4.75%, 10/04/2018(e)	3,513	3,488
			BMC Software Finance Inc, Term Loan B
Real Estate - 0.15%			5.00%, 08/07/2020(e)	5,046	4,632
Capital Automotive LP, Term Loan
6.00%, 04/18/2020(e)	1,861	1,866	Compuware Corp, Term Loan B2
			6.25%, 12/10/2021(e)	4,941	4,756
Capital Automotive LP, Term Loan B
4.00%, 04/05/2019(e)	1,059	1,059	Ellucian Inc, Term Loan B
			4.00%, 07/19/2018(e)	5,129	5,118
Realogy Group LLC, Term Loan B
3.75%, 03/05/2020(e)	2,449	2,440	Emdeon Inc, Term Loan B2
			3.75%, 11/02/2018(e)	3,150	3,136
		$5,365	First Data Corp, Term Loan C1
			3.70%, 03/23/2018(e)	10,000	9,917
REITS- 0.25%
Communications Sales & Leasing Inc, Term			Genesys Telecommunications Laboratories
Loan B			Inc, Term Loan
5.00%, 10/14/2022(e)	9,000	8,592	4.50%, 11/04/2020(e)	1,970	1,962
Starwood Property Trust Inc, Term Loan B			Infor US Inc, Term Loan B5
3.50%, 04/17/2020(e)	724	720	3.75%, 06/03/2020(e)	3,214	3,118
		$9,312	Informatica Corp, Term Loan B
			4.50%, 06/03/2022(e)	1,000	993
Retail - 1.54%			MA FinanceCo LLC, Term Loan B
1011778 BC ULC, Term Loan B2			5.25%, 10/07/2021(e)	352	352
3.75%, 12/10/2021(e)	14,833	14,810	MA FinanceCo LLC, Term Loan C
Academy Ltd, Term Loan B			4.50%, 10/07/2021(e)	585	584
5.00%, 06/16/2022(e)	2,750	2,736	Magic Newco LLC, Term Loan B
Bass Pro Group LLC, Term Loan B			5.76%, 12/02/2018(e)	2,203	2,202
4.00%, 06/05/2020(e)	998	992	SS&C European Holdings SARL, Term Loan
BJ's Wholesale Club Inc, Term Loan			B2
8.50%, 03/21/2020(e)	250	247	4.00%, 06/29/2022(e)	780	781
BJ's Wholesale Club Inc, Term Loan B			SS&C Technologies Inc, Term Loan B1
4.50%, 09/26/2019(e)	3,544	3,528	3.97%, 06/29/2022(e)	4,816	4,819
Dollar Tree Inc, Term Loan B1					$46,832
3.50%, 05/26/2022(e)	4,160	4,160
Dollar Tree Inc, Term Loan B2			Telecommunications - 0.40%
4.19%, 05/26/2022(e)	1,300	1,299	Avaya Inc, Term Loan B6
			6.50%, 03/31/2018(e)	2,621	2,447
Doosan Infracore International Inc, Term Loan
B			Avaya Inc, Term Loan B7
4.50%, 05/14/2021(e)	1,787	1,792	6.25%, 04/30/2020(e)	249	214
Hudson's Bay Co, Term Loan			Cincinnati Bell Inc, Term Loan B
0.00%, 08/12/2022(e),(h)	2,500	2,500	4.00%, 08/20/2020(e)	983	978
Jo-Ann Stores LLC, Term Loan			CommScope Finance LLC, Term Loan B
4.00%, 03/19/2018(e)	1,866	1,832	3.75%, 05/27/2022(e)	1,083	1,078
Michaels Stores Inc, Term Loan B			FairPoint Communications Inc, Term Loan B
3.75%, 01/24/2020(e)	1,043	1,038	7.50%, 02/14/2019(e)	3,912	3,921
New Albertsons Inc, Term Loan B			Intelsat Jackson Holdings SA, Term Loan B2
4.75%, 06/25/2021(e)	7,352	7,327	3.75%, 06/30/2019(e)	575	564
PetSmart Inc, Term Loan B			Level 3 Financing Inc, Term Loan BII
4.25%, 03/10/2022(e)	5,436	5,425	3.45%, 05/06/2022(e)	2,337	2,314
Pilot Travel Centers LLC, Term Loan B			Syniverse Holdings Inc, Term Loan B
4.25%, 09/30/2021(e)	449	451	4.00%, 04/23/2019(e)	1,939	1,784
Rite Aid Corp, Term Loan 1			Telx Group Inc/The, Term Loan
5.75%, 07/07/2020(e)	3,500	3,533	7.50%, 04/03/2021(e)	500	502
Rite Aid Corp, Term Loan 2			Telx Group Inc/The, Term Loan B
4.88%, 06/11/2021(e)	1,750	1,749	4.50%, 04/03/2020(e)	990	986
Serta Simmons Bedding LLC, Term Loan B					$14,788
4.25%, 09/19/2019(e)	664	664
			Textiles - 0.07%
Staples Inc, Term Loan B
0.00%, 04/23/2021(e),(h)	3,000	2,985	AVINTIV Specialty Materials Inc, Term Loan
			B
		$57,068	5.25%, 12/13/2019(e)	2,466	2,466
Semiconductors - 0.48%
			Transportation - 0.07%

Avago Technologies Cayman Ltd, Term Loan B (e)			CEVA Group PLC, SYNTH LOC
3.75%, 04/16/2019	2,841	2,837	6.50%, 03/19/2021(e)	371	334
Freescale Semiconductor Inc, Term Loan B4			CEVA Group PLC, Term Loan
4.25%, 02/13/2020(e)	7,932	7,919	6.50%, 03/12/2021(e)	534	480
Freescale Semiconductor Inc, Term Loan B5			6.50%, 03/19/2021(e)	67	60
5.00%, 01/15/2021(e)	3,956	3,959
			CEVA Intercompany BV, Term Loan
NXP BV, Term Loan D			6.50%, 03/19/2021(e)	387	348
3.25%, 01/10/2020(e)	3,155	3,137
		$17,852

See accompanying notes.

Schedule of Investments Diversified Real Asset Fund August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		(f) Rate shown is the discount rate of the original purchase.
(continued)	Amount (000's) Value (000's)		(g) Security purchased on a when-issued basis.
			(h)	This Senior Floating Rate Note will settle after August 31, 2015, at which
Transportation (continued)			time the interest rate will be determined.
HGIM Corp, Term Loan B
5.50%, 06/12/2020(e)	$1,754	$1,222
		$2,444
TOTAL SENIOR FLOATING RATE INTERESTS		$590,330	Portfolio Summary (unaudited)
U.S. GOVERNMENT & GOVERNMENT	Principal		Sector	Percent
AGENCY OBLIGATIONS - 10.11%	Amount (000's) Value (000's)		Energy	21.38%
			Government	16.94%
U.S. Treasury - 0.90%			Financial	13.34%
0.12%, 04/30/2017(e)	$6,000	$6,003
			Exchange Traded Funds	11.65%
0.38%, 01/31/2016	3,000	3,002	Consumer, Non-cyclical	8.99%
0.38%, 03/31/2016	10,000	10,004	Utilities	6.12%
1.75%, 05/31/2016	7,000	7,073	Industrial	5.96%
2.63%, 02/29/2016	7,000	7,081	Basic Materials	5.28%
		$33,163	Consumer, Cyclical	4.49%
U.S. Treasury Inflation-Indexed Obligations - 9.21%			Communications	3.49%
0.13%, 04/15/2016	4,112	4,073	Technology	1.83%
0.13%, 04/15/2017	15,606	15,550	Diversified	0.67%
0.13%, 04/15/2018	20,895	20,876	Purchased Options	0.08%
0.13%, 04/15/2019	32,208	32,150	Purchased Interest Rate Swaptions	0.01%
0.13%, 04/15/2020	16,411	16,347	Purchased Capped Options	0.00%
0.13%, 01/15/2022	11,635	11,375	Liabilities in Excess of Other Assets, Net	(0.23)%
0.13%, 07/15/2022	4,654	4,550	TOTAL NET ASSETS	100.00%
0.13%, 01/15/2023	11,065	10,711
0.13%, 07/15/2024	30,612	29,407
0.25%, 01/15/2025	14,010	13,513
0.38%, 07/15/2023	18,135	17,907
0.38%, 07/15/2025	6,199	6,081
0.63%, 07/15/2021	588	597
0.63%, 01/15/2024	19,889	19,928
0.63%, 02/15/2043	10,260	8,966
0.75%, 02/15/2042	6,889	6,247
0.75%, 02/15/2045	4,307	3,878
1.13%, 01/15/2021	14,051	14,639
1.25%, 07/15/2020	4,071	4,290
1.38%, 07/15/2018	1,533	1,596
1.38%, 01/15/2020	6,022	6,345
1.38%, 02/15/2044	14,671	15,432
1.75%, 01/15/2028	6,510	7,255
2.00%, 01/15/2026	5,080	5,747
2.13%, 02/15/2040	3,673	4,455
2.13%, 02/15/2041	3,000	3,663
2.38%, 01/15/2025	12,412	14,393
2.38%, 01/15/2027	5,934	7,000
2.50%, 07/15/2016	4,447	4,530
2.50%, 01/15/2029	5,691	6,884
3.38%, 04/15/2032	508	704
3.63%, 04/15/2028	9,258	12,376
3.88%, 04/15/2029	6,387	8,878
		$340,343
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$373,506
TOTAL PURCHASED OPTIONS - 0.08%		$2,998
TOTAL PURCHASED CAPPED OPTIONS - 0.00%		$—
TOTAL PURCHASED INTEREST RATE SWAPTIONS -0.01%
		$419
Total Investments		$3,702,902
Liabilities in Excess of Other Assets, Net - (0.23)%		$(8,590)
TOTAL NET ASSETS - 100.00%		$3,694,312

(a) Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $242,576 or 6.57% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$15,760 or 0.43% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $66,347 or 1.80% of net assets.
(e)	Variable Rate. Rate shown is in effect at August 31, 2015.

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/03/2015	NZD	2,170,000	$1,413	$1,375	$—	$(38)
Bank of America NA	09/08/2015	EUR	4,015,000	4,562	4,506	—	(56)
Bank of America NA	09/22/2015	GBP	355,000	550	545	—	(5)
Barclays Bank PLC	09/01/2015	AUD	341,000	245	243	—	(2)
BNP Paribas	10/15/2015	AUD	3,150,000	2,318	2,236	—	(82)
Citigroup Inc	09/15/2015	MXN	44,257,000	2,864	2,647	—	(217)
Citigroup Inc	09/22/2015	CAD	2,033,736	1,525	1,546	21	—
Citigroup Inc	09/22/2015	GBP	1,240,000	1,937	1,902	—	(35)
Citigroup Inc	10/20/2015	CAD	331,000	252	252	—	—
Citigroup Inc	12/08/2015	EUR	165,000	185	185	—	—
Deutsche Bank AG	09/01/2015	AUD	3,765,000	2,758	2,679	—	(79)
Deutsche Bank AG	09/03/2015	NZD	4,375,000	2,830	2,773	—	(57)
Deutsche Bank AG	09/08/2015	EUR	1,015,000	1,167	1,139	—	(28)
Deutsche Bank AG	09/18/2015	CAD	1,940,172	1,463	1,475	12	—
Deutsche Bank AG	09/22/2015	CAD	1,293,072	975	983	8	—
Deutsche Bank AG	09/22/2015	GBP	2,570,000	3,984	3,943	—	(41)
Goldman Sachs & Co	09/03/2015	EUR	2,001,000	2,214	2,245	31	—
Goldman Sachs & Co	09/22/2015	CAD	1,449,735	1,097	1,102	5	—
Goldman Sachs & Co	10/20/2015	CAD	429,000	325	326	1	—
HSBC Securities Inc	09/15/2015	JPY	42,000,000	341	347	6	—
JPMorgan Chase	10/15/2015	JPY	286,600,954	2,310	2,366	56	—
JPMorgan Chase	10/30/2015	AUD	16,420,000	11,594	11,647	53	—
JPMorgan Chase	10/30/2015	CAD	22,164,598	16,800	16,848	48	—
JPMorgan Chase	10/30/2015	EUR	86,192,000	97,636	96,795	48	(889)
JPMorgan Chase	10/30/2015	GBP	10,571,813	16,581	16,215	—	(366)
JPMorgan Chase	10/30/2015	JPY	6,391,214,339	52,504	52,772	534	(266)
JPMorgan Chase	10/30/2015	KRW	14,330,933,000	11,885	12,103	218	—
Royal Bank of Scotland PLC	09/22/2015	CAD	1,295,695	977	985	8	—
Sanford C. Bernstein	10/20/2015	NZD	1,830,000	1,178	1,155	—	(23)
Sanford C. Bernstein	12/08/2015	EUR	1,645,000	1,843	1,849	6	—
UBS AG	09/08/2015	EUR	1,015,000	1,172	1,139	—	(33)
UBS AG	09/22/2015	CAD	1,281,652	962	974	12	—
UBS AG	12/08/2015	EUR	3,165,000	3,573	3,557	—	(16)
Total						$1,067	$(2,233)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/03/2015	JPY	412,507,000	$3,320	$3,403	$—	$(83)
Bank of America NA	09/22/2015	CAD	735,318	549	559	—	(10)
Barclays Bank PLC	10/05/2015	JPY	424,547,500	3,515	3,504	11	—
BNP Paribas	10/15/2015	JPY	287,429,940	2,318	2,373	—	(55)
BNP Paribas	10/20/2015	MXN	82,723,000	5,192	4,934	258	—
Citigroup Inc	09/08/2015	EUR	4,155,000	4,758	4,663	95	—
Citigroup Inc	09/22/2015	CAD	2,581,221	1,937	1,962	—	(25)
Citigroup Inc	09/22/2015	GBP	975,000	1,525	1,496	29	—
Credit Suisse	09/03/2015	JPY	24,081,000	200	199	1	—
Deutsche Bank AG	09/01/2015	AUD	1,970,000	1,450	1,402	48	—
Deutsche Bank AG	09/03/2015	NZD	6,600,000	4,371	4,183	188	—
Deutsche Bank AG	09/18/2015	GBP	937,500	1,463	1,438	25	—
Deutsche Bank AG	09/22/2015	CAD	5,295,165	3,984	4,025	—	(41)
Deutsche Bank AG	09/22/2015	GBP	620,000	975	951	24	—
Goldman Sachs & Co	09/01/2015	AUD	1,950,000	1,415	1,388	27	—
Goldman Sachs & Co	09/03/2015	EUR	479,000	545	538	7	—
Goldman Sachs & Co	09/22/2015	GBP	710,000	1,096	1,089	7	—
HSBC Securities Inc	10/20/2015	NZD	9,592,000	6,380	6,055	325	—
JPMorgan Chase	10/15/2015	AUD	3,130,000	2,310	2,222	88	—
JPMorgan Chase	10/30/2015	AUD	16,420,000	11,812	11,647	165	—
JPMorgan Chase	10/30/2015	EUR	72,466,000	82,150	81,381	1,186	(417)
JPMorgan Chase	10/30/2015	JPY	6,397,229,667	53,961	52,822	1,139	—
JPMorgan Chase	10/30/2015	KRW	14,265,600,000	12,000	12,048	—	(48)
JPMorgan Chase	10/30/2015	NOK	99,641,599	12,177	12,041	136	—
Merrill Lynch	10/20/2015	CAD	685,000	520	521	—	(1)
Morgan Stanley & Co	10/20/2015	MXN	19,195,019	1,115	1,145	—	(30)
Royal Bank of Scotland PLC	09/22/2015	GBP	620,000	977	951	26	—
UBS AG	09/03/2015	EUR	8,279,000	9,194	9,290	—	(96)
UBS AG	09/03/2015	JPY	412,507,000	3,318	3,403	—	(85)
UBS AG	09/08/2015	EUR	2,030,000	2,365	2,278	87	—
UBS AG	09/22/2015	GBP	620,000	962	951	11	—
UBS AG	10/05/2015	EUR	6,757,000	7,582	7,585	—	(3)
UBS AG	10/05/2015	JPY	424,547,500	3,502	3,504	—	(2)
Total						$3,883	$(896)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

Futures Contracts

											Unrealized
Type		Long/Short		Contracts	Notional Value		Fair Value		Appreciation/(Depreciation)
90 Day Eurodollar; December 2015			Short	3		$745 $			746				$(1)
Euro-Bobl 5 Year; September 2015			Short	3		439			438				1
Euro-BTP; September 2015			Short	23		3,494			3,489				5
Japan 10 Year Bond TSE; September 2015			Short	24		29,011			29,290				(279)
UK 10 Year Gilt; December 2015			Short	17		3,058			3,057				1
US 10 Year Note; December 2015			Long	221		28,155			28,081				(74)
US 2 Year Note; December 2015			Short	34		7,448			7,428				20
US 5 Year Note; December 2015			Short	33		3,956			3,941				15
US Long Bond; December 2015			Short	17		2,649			2,629				20
US Ultra Bond; December 2015			Short	24		3,825			3,802				23
Total									$				(269)

Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
		Receive					Upfront
		Floating	Fixed	Expiration	Notional		Premiums		Unrealized			Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date	Amount		Paid/(Received)		Appreciation/(Depreciation)			Asset	Liability
Barclays Bank PLC	US CPI Urban	Pay	1.85%	03/10/2016	$7,960	$—			$(41)		$	—$	(41)
	Consumers
	NAS(CPURNSA)
Barclays Bank PLC	US CPI Urban	Receive	2.07%	03/10/2018	7,960	—			(67)			—	(67)
	Consumers
	NAS(CPURNSA)
Total						$—			$(108)		$	—$	(108)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/
		Receive				Upfront
		Floating	Fixed	Expiration	Notional	Premiums	Unrealized
	Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)			Appreciation/(Depreciation)			Fair Value
	3 Month LIBOR	Receive	2.80%	02/25/2025	$5,700	$—			$(286)				$(286)
Total						$—			$(286)				$(286)

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive				Upfront
Purchased Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)		Value			Appreciation/(Depreciation)
Call - 30 Year Interest Barclays Bank PLC		3 Month	Pay	3.00% 11/22/2017 $		2,200	$154		$241				$87
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.85% 09/07/2015		9,900	90		—				(90)
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.85% 09/07/2015		19,800	159		—				(159)
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.85% 09/17/2015		10,000	59		—				(59)
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.75% 01/18/2016		14,200	123		99				(24)
Rate Swap		LIBOR
Put - 30 Year Interest Barclays Bank PLC		3 Month	Receive	4.00% 11/22/2017		3,100	141		79				(62)
Rate Swap		LIBOR
Total							$726		$419				$(307)

			Pay/
			Receive				Upfront
Written Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)		Value			Appreciation/(Depreciation)
Call - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.10% 01/20/2016 $		15,680	$(94	) $	(155	) $			(61)
Rate Swap		LIBOR
Call - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.10% 03/07/2017		6,400	(142)		(124)				18
Rate Swap		LIBOR

See accompanying notes.

			Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

Interest Rate Swaptions (continued)

			Pay/
			Receive			Upfront
Written Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums	Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value		Appreciation/(Depreciation)
Call - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.10% 03/07/2017		$3,200	$(61)	$(62	) $	(1)
Rate Swap		LIBOR
Call - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.15% 01/19/2016		11,680	(81)	(133)		(52)
Rate Swap		LIBOR
Call - 30 Year Interest Barclays Bank PLC		6 Month	Receive	1.70% 12/23/2015		EUR 2,800	(189)	(149)		40
Rate Swap		EURIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Pay	2.70% 01/20/2016		$15,680	(267)	(130)		137
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Pay	3.10% 03/07/2017		6,400	(180)	(139)		41
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Pay	3.10% 03/07/2017		3,200	(94)	(70)		24
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Pay	2.75% 01/20/2016		11,680	(163)	(84)		79
Rate Swap		LIBOR
Put - 30 Year Interest Barclays Bank PLC		6 Month	Pay	1.70% 12/23/2015		EUR 2,800	(189)	(131)		58
Rate Swap		EURIBOR
Total							$(1,460) $ (1,177) $			283

Amounts in thousands
Options

						Upfront Premiums				Unrealized
Purchased Options Outstanding	Exercise Price		Expiration Date		Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - AUD versus USD	AUD	0.80	10/30/2015		7,710,000	$8		$1		$(7)
Call - EUR versus USD	EUR	1.15	09/07/2015		8,335,000	28		12		(16)
Call - GBP versus CAD	GBP	2.07	09/21/2015		3,750,000	34		14		(20)
Call - NZD versus USD	NZD	0.68	12/11/2015		8,665,000	89		25		(64)
Call - US 10 Year Note Future;		$128.50	10/26/2015		114	91		59		(32)
December 2015
Call - USD versus CAD		$1.31	10/19/2015		5,865,000	112		99		(13)
Call - USD versus CAD		$1.28	09/17/2015		5,865,000	58		164		106
Call - USD versus CAD		$1.31	09/17/2015		5,865,000	60		79		19
One Touch Currency Option EUR versus $		0.95	01/19/2016		5,418,000	366		206		(160)
USD
Put - 90 Day Eurodollar Future;		$98.75	10/19/2015		186	28		40		12
December 2016
Put - CHF versus NOK	CHF	7.72	08/02/2016		11,180,000	137		85		(52)
Put - EUR versus USD	EUR	1.12	12/07/2015		16,440,000	233		378		145
Put - EUR versus USD		$1.03	10/08/2015		2,709,000	183		59		(124)
Put - EUR versus USD	EUR	1.11	09/08/2015		8,335,000	23		24		1
Put - EUR versus USD Digital Knockout		$1.06	11/20/2015		3,859,000	595		375		(220)
Put - EUR versus USD Digital Knockout		$1.05	03/22/2016		7,718,000	1,119		843		(276)
Put - EUR versus USD Digital Knockout		$1.07	10/19/2015		3,859,000	299		175		(124)
Put - GBP versus CAD	GBP	1.97	09/21/2015		3,750,000	27		11		(16)
Put - NZD versus USD	NZD	0.65	11/02/2015		8,665,000	121		205		84
Put - US 10 Year Note Future;		$127.00	09/28/2015		163	110		120		10
December 2015
Put - USD versus CAD		$113.50	11/02/2015		11,750,000	7		22		15
Put - USD versus MXN		$15.50	10/28/2015		1,945,000	8		2		(6)
Total						$3,736		$2,998		$(738)

						Upfront Premiums				Unrealized
Written Options Outstanding	Exercise Price		Expiration Date		Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - AUD versus USD	AUD	0.80	10/30/2015		7,710,000	$(61)		$(2)		$59
Call - EUR versus NOK	EUR	9.00	09/08/2015		10,836,000	(205)		(395)		(190)
Call - EUR versus USD	EUR	1.18	12/07/2015		8,250,000	(114)		(58)		56
Call - NZD versus USD	NZD	0.68	12/11/2015		8,665,000	(78)		(25)		53
Call - US 10 Year Note Future;		$130.00	10/26/2015		114	(46)		(25)		21
December 2015
Call - USD versus CAD		$1.28	09/17/2015		5,865,000	(112)		(165)		(53)
Call - USD versus CAD		$1.31	09/17/2015		5,865,000	(99)		(78)		21
Call - USD versus CAD		$1.31	10/19/2015		5,865,000	(43)		(100)		(57)
Call - USD versus JPY		$126.50	11/02/2015		1,825,000	(15)		(6)		9
Call - USD versus JPY		$126.50	11/27/2015		7,445,000	(40)		(36)		4
Call - USD versus JPY		$126.50	11/02/2015		5,925,000	(48)		(18)		30
Call - USD versus MXN		$17.25	10/28/2015		1,945,000	(16)		(22)		(6)
Put - Japan 10 Year Bond TSE Future;	JPY	146.50	10/01/2015		7	(7)		(5)		2
December 2015
Put - NZD versus USD	NZD	0.65	11/02/2015		8,665,000	(94)		(205)		(111)
Put - USD versus JPY		$113.50	11/02/2015		5,925,000	(13)		(12)		1
Put - USD versus JPY		$113.50	11/02/2015		5,825,000	(47)		(11)		36

See accompanying notes.

			Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

Options (continued)

					Upfront Premiums				Unrealized
Written Options Outstanding	Exercise Price		Expiration Date	Contracts		Paid/(Received)		Fair Value	Appreciation/(Depreciation)
Put - USD versus JPY		$114.00	11/27/2015	7,445,000		(44)		(26)	18
Total						$(1,082	) $	(1,189)	$(107)

Amounts in thousands except contracts

Purchased Capped Options

						Upfront
	Counterparty	Strike		Expiration	Notional	Premiums			Unrealized
Description	(Issuer)	Index	Exercise Index	Date	Amount	Paid/(Received)		Fair Value	Appreciation/(Depreciation)
Floor - Eurostat	Barclays Bank PLC	0.15%	Max (0, 0% -	11/19/2015	EUR 3,280	$7		$—	$(7)
Eurozone HICP ex			CPTFEMU)
Tobacco NSA
Total						$7		$—	$(7)

Amounts in thousands

See accompanying notes.

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2015

INVESTMENT COMPANIES - 4.24%	Shares Held Value (000's)			Principal
			BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 4.24%
BlackRock Liquidity Funds FedFund Portfolio	628,147	$628	Oil & Gas - 2.15%
			EP Energy LLC / Everest Acquisition Finance
TOTAL INVESTMENT COMPANIES		$628	Inc
	Principal		7.75%, 09/01/2022	$205	$189
BONDS- 36.02%	Amount (000's) Value (000's)		Halcon Resources Corp
			9.75%, 07/15/2020	100	36
Automobile Manufacturers - 2.00%			QEP Resources Inc
Jaguar Land Rover Automotive PLC			6.80%, 04/01/2018	95	93
4.13%, 12/15/2018(a)	$295	$296
					$318

			Packaging & Containers - 0.74%
Automobile Parts & Equipment - 0.43%			Beverage Packaging Holdings Luxembourg II
Dana Holding Corp			SA / Beverage Packaging Holdings II
5.50%, 12/15/2024	65	64	5.63%, 12/15/2016(a)	110	110

Banks- 5.26%			Real Estate - 1.11%
Barclays PLC
8.25%, 12/29/2049(b)	200	212	Crescent Resources LLC / Crescent Ventures
			Inc
JPMorgan Chase & Co			10.25%, 08/15/2017(a)	160	165
5.00%, 12/29/2049(b)	300	292
Popular Inc
7.00%, 07/01/2019	285	276	Retail - 1.96%
		$780	Landry's Holdings II Inc
			10.25%, 01/01/2018(a)	280	290
Building Materials - 3.00%
Cemex SAB de CV
7.25%, 01/15/2021(a)	425	445	Software - 0.90%
			Activision Blizzard Inc
			6.13%, 09/15/2023(a)	125	134
Diversified Financial Services - 1.45%
Denali Borrower LLC / Denali Finance Corp
5.63%, 10/15/2020(a)	210	215	Telecommunications - 5.44%
			Altice Finco SA
			7.63%, 02/15/2025(a)	290	284
Healthcare - Products - 0.36%			B Communications Ltd
Universal Hospital Services Inc			7.38%, 02/15/2021(a)	210	225
7.63%, 08/15/2020	55	53	Wind Acquisition Finance SA
			4.75%, 07/15/2020(a)	295	297
Home Builders - 1.10%					$806
Lennar Corp			TOTAL BONDS		$5,339
4.13%, 12/01/2018	160	163	SENIOR FLOATING RATE INTERESTS -	Principal
			60.49%	Amount (000's) Value (000's)

Insurance - 0.99%			Aerospace & Defense - 2.79%
Voya Financial Inc			B/E Aerospace Inc, Term Loan B
5.65%, 05/15/2053(b)	145	146	4.00%, 11/19/2021(b)	$413	$414

Internet - 0.68%			Automobile Manufacturers - 0.70%
Zayo Group LLC / Zayo Capital Inc			Navistar Inc, Term Loan B
10.13%, 07/01/2020	92	101	6.50%, 08/06/2020(b)	105	104

Media- 5.54%			Automobile Parts & Equipment - 1.08%
CCO Safari II LLC			Federal-Mogul Holdings Corp, Term Loan C
4.91%, 07/23/2025(a)	320	317	4.75%, 04/02/2021(b)	148	144
DISH DBS Corp			Goodyear Tire & Rubber Co/The, Term Loan
4.25%, 04/01/2018	355	354	B
WideOpenWest Finance LLC /			3.75%, 04/30/2019(b)	16	16
WideOpenWest Capital Corp					$160
10.25%, 07/15/2019	145	150
			Building Materials - 0.76%
		$821
			GYP Holdings III Corp, Term Loan B
Metal Fabrication & Hardware - 2.23%			7.75%, 03/25/2022(b)	115	113
Wise Metals Intermediate Holdings LLC/Wise
Holdings Finance Corp
9.75%, PIK 9.75%, 06/15/2019(a),(c)	360	331	Chemicals - 9.15%
			A Schulman Inc, Term Loan B
			4.00%, 05/11/2022(b)	135	134
Mining - 0.68%			Aruba Investments Inc, Term Loan B
FMG Resources August 2006 Pty Ltd			4.50%, 02/02/2022(b)	80	80
9.75%, 03/01/2022(a)	110	101	Axiall Holdco Inc, Term Loan B
			4.00%, 02/25/2022(b)	225	225
			AZ Chem US Inc, Term Loan
			7.50%, 06/10/2022(b)	300	297

See accompanying notes.

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Chemicals (continued)			Media- 3.21%
Emerald Performance Materials LLC, Term			CCO Safari III LLC, Term Loan I
Loan			3.50%, 01/23/2023(b)	$110	$110
7.75%, 07/22/2022(b)	$265	$263	Cumulus Media Holdings Inc, Term Loan B
Ineos US Finance LLC, Term Loan B			4.25%, 12/23/2020(b)	239	219
3.75%, 12/15/2020(b)	212	210	Univision Communications Inc, Term Loan
Methanol Holdings Trinidad Ltd, Term Loan			C4
B			4.00%, 03/01/2020(b)	148	147
4.25%, 06/16/2022(b)	150	147			$476
		$1,356
			Mining - 2.00%
Computers - 0.99%			FMG Resources August 2006 Pty Ltd, Term
Oberthur Technologies of America Corp,			Loan B
Term Loan B2			3.75%, 06/30/2019(b)	368	297
4.50%, 10/18/2019(b)	148	147

			Oil & Gas - 3.36%
Consumer Products - 0.82%			Drillships Financing Holding Inc, Term Loan
Dell International LLC, Term Loan B2			B1
4.00%, 04/29/2020(b)	122	122	6.00%, 03/31/2021(b)	132	94
			Seadrill Operating LP, Term Loan B
			4.00%, 02/12/2021(b)	376	256
Diversified Financial Services - 1.01%
			Seventy Seven Operating LLC, Term Loan B
Delos Finance Sarl, Term Loan B			3.75%, 06/17/2021(b)	174	148
3.50%, 02/26/2021(b)	150	150
					$498

Electronics - 3.18%			Oil & Gas Services - 2.40%
Isola USA Corp, Term Loan B			Navios Maritime Midstream Partners LP,
9.25%, 11/29/2018(b)	233	198	Term Loan B
			5.50%, 06/15/2020(b)	360	356
TTM Technologies Inc, Term Loan B
6.00%, 05/07/2021(b)	290	274
		$472	Pharmaceuticals - 5.65%
			DPx Holdings BV, Term Loan B
Entertainment - 6.83%			4.25%, 01/22/2021(b)	149	147
CCM Merger Inc, Term Loan B
4.50%, 07/30/2021(b)	302	302	Grifols Worldwide Operations USA Inc, Term
			Loan B
Eldorado Resorts Inc, Term Loan B			3.20%, 03/05/2021(b)	173	173
4.25%, 07/15/2022(b)	300	300
			Horizon Pharma Inc, Term Loan B
Lions Gate Entertainment Corp, Term Loan			4.50%, 04/29/2021(b)	45	45
B
5.00%, 03/11/2022(b)	145	145	Par Pharmaceutical Cos Inc, Term Loan B2
			4.00%, 09/30/2019(b)	173	173
WMG Acquisition Corp, Term Loan B
3.75%, 07/07/2020(b)	272	266	Valeant Pharmaceuticals International Inc,
			Term Loan BD
		$1,013	3.50%, 02/13/2019(b)	200	199
Food- 1.95%			Valeant Pharmaceuticals International Inc,
JBS USA LLC			Term Loan BF1
0.00%, 08/18/2022(b),(d)	290	289	4.00%, 04/01/2022(b)	100	100
					$837

Forest Products & Paper - 3.66%			REITS- 1.24%
Caraustar Industries Inc, Term Loan B			iStar Inc, Term Loan A2
8.00%, 05/01/2019(b)	368	366	7.00%, 03/19/2017(b)	180	183
NewPage Corp, Term Loan B
9.50%, 02/05/2021(b)	297	176
			Retail - 5.57%
		$542	Academy Ltd, Term Loan B
Healthcare - Products - 0.47%			5.00%, 06/16/2022(b)	150	149
ConvaTec Inc, Term Loan B			Dollar Tree Inc, Term Loan B1
4.25%, 06/09/2020(b)	20	20	3.50%, 05/26/2022(b)	25	25
Kinetic Concepts Inc, Term Loan E1			Michaels Stores Inc, Term Loan B
4.50%, 05/04/2018(b)	49	49	4.00%, 01/20/2028(b)	218	217
		$69	Neiman Marcus Group LTD LLC, Term
			Loan
Healthcare - Services - 1.03%			4.25%, 10/25/2020(b)	293	289
MPH Acquisition Holdings LLC, Term Loan			PetSmart Inc, Term Loan B
B			4.25%, 03/11/2022(b)	145	145
3.75%, 03/19/2021(b)	135	133
					$825
Radnet Management Inc, Term Loan B
4.26%, 10/10/2018(b)	20	19
		$152

Insurance - 1.82%
Asurion LLC, Term Loan
8.50%, 02/19/2021(b)	275	269

See accompanying notes.

		Schedule of Investments
	Dynamic High Yield Explorer Fund
		August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)

Software - 0.82%
Evergreen Skills Lux Sarl, Term Loan
3.75%, 04/08/2021(b)	$123	$122

TOTAL SENIOR FLOATING RATE INTERESTS		$8,966
Total Investments		$14,933
Liabilities in Excess of Other Assets, Net - (0.75)%		$(111)
TOTAL NET ASSETS - 100.00%		$14,822

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,210 or 21.66% of net assets.
(b)	Variable Rate. Rate shown is in effect at August 31, 2015.
(c)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(d)	This Senior Floating Rate Note will settle after August 31, 2015, at which time the interest rate will be determined.

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Cyclical	19.67%
Basic Materials	15.49%
Communications	14.87%
Financial	12.87%
Industrial	12.71%
Consumer, Non-cyclical	10.27%
Energy	7.91%
Exchange Traded Funds	4.24%
Technology	2.72%
Liabilities in Excess of Other Assets, Net	(0.75)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS - 43.00%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.03%			Automobile Parts & Equipment (continued)
Gendai Agency Inc	9,700	$53	Pirelli & C. SpA	41,525	$696
Interpublic Group of Cos Inc/The (a)	34,915	659	Remy International Inc	7,886	231
Journal Media Group Inc	393	3	Rheinmetall AG	20,801	1,281
Moshi Moshi Hotline Inc	19,200	196	Sumitomo Electric Industries Ltd	34,940	478
		$911	Takata Corp	27,900	291
			Tokai Rika Co Ltd	19,900	421
Aerospace & Defense - 1.05%			Toyo Tire & Rubber Co Ltd	10,700	239
Boeing Co/The (a)	16,760	2,190
			Toyoda Gosei Co Ltd	30,400	594
Cobham PLC	181,359	777	Toyota Boshoku Corp	31,800	528
Finmeccanica SpA (b)	119,342	1,613
			Toyota Industries Corp	12,915	639
General Dynamics Corp (a)	11,090	1,575
			TPR Co Ltd	5,100	123
Harris Corp (a)	40,940	3,145
					$13,525
IHI Corp	85,000	262
Jamco Corp	18,572	728	Banks - 2.30%
Kawasaki Heavy Industries Ltd	23,000	87	Alpha Bank AE (b)	1,075,249	101
KLX Inc (b)	9,672	378	Banca Monte dei Paschi di Siena SpA (b)	3,085	6
L-3 Communications Holdings Inc (a)	23,678	2,497	Banca Popolare di Milano Scarl	1,122,546	1,186
Lockheed Martin Corp (a)	26,278	5,287	Banco Popolare SC (b)	10,135	174
MTU Aero Engines AG	1,186	106	Banco Santander SA	90,136	550
Northrop Grumman Corp (a)	41,935	6,867	Bank of America Corp (a)	368,005	6,013
Raytheon Co (a)	20,690	2,122	Bank of New York Mellon Corp/The (a)	77,020	3,065
Rockwell Collins Inc (a)	16,308	1,335	Bankinter SA	13,124	98
TransDigm Group Inc (b)	5,574	1,281	BankUnited Inc	29,573	1,054
United Technologies Corp (a)	37,283	3,416	BBCN Bancorp Inc (a)	21,420	312
		$33,666	BNP Paribas SA	16,795	1,058
			BOK Financial Corp	21,396	1,354
Agriculture - 0.19%			CaixaBank SA	227,106	977
Altria Group Inc (a)	41,680	2,233	Citigroup Inc (a)	49,481	2,647
Archer-Daniels-Midland Co (a)	12,570	566
			City National Corp/CA	21,246	1,865
Philip Morris International Inc (a)	17,270	1,378	Community Bank System Inc (a)	7,530	269
Reynolds American Inc (a)	18,650	1,562	Cullen/Frost Bankers Inc (a)	19,577	1,266
Swedish Match AB	8,390	248	DNB ASA	34,109	486
		$5,987	East West Bancorp Inc	27,800	1,123
			EFG International AG (b)	84,035	965
Airlines - 0.37%
American Airlines Group Inc	181,220	7,064	Eighteenth Bank Ltd/The	24,000	70
Delta Air Lines Inc (a)	14,540	637	Fifth Third Bancorp (a)	81,960	1,633
Deutsche Lufthansa AG (b)	13,622	165	FinecoBank Banca Fineco SpA	3,129	24
Japan Airlines Co Ltd	14,656	520	First Republic Bank/CA	21,834	1,317
JetBlue Airways Corp (b),(c)	39,840	889	Goldman Sachs Group Inc/The (a)	4,480	845
Southwest Airlines Co (a)	11,171	410	Huntington Bancshares Inc/OH (a)	541,261	5,905
United Continental Holdings Inc (b)	39,010	2,223	JPMorgan Chase & Co (a)	52,500	3,365
			Jyske Bank A/S (b)	2,478	138
		$11,908
			M&T Bank Corp	34,334	4,060
Apparel - 0.16%			Mediobanca SpA	35,485	355
Asics Corp	40,521	1,183	Mitsubishi UFJ Financial Group Inc	422,258	2,785
Descente Ltd	18,079	251	Mizuho Financial Group Inc	1,023,800	2,097
Hanesbrands Inc (a)	15,360	462	Morgan Stanley (a)	63,747	2,196
Michael Kors Holdings Ltd (b)	7,123	310	National Penn Bancshares Inc	52,194	627
Moncler SpA	13,035	235	Nordea Bank AB	3	—
VF Corp (a)	38,680	2,802	Northern Trust Corp	24,827	1,734
		$5,243	Oita Bank Ltd/The	33,000	138
			Piraeus Bank SA (b)	649,144	62
Automobile Manufacturers - 0.24%			PNC Financial Services Group Inc/The (a)	54,419	4,958
Fiat Chrysler Automobiles NV (b)	70,623	990
			Prosperity Bancshares Inc (a)	17,010	879
Ford Motor Co (a)	102,940	1,428
			Regions Financial Corp (a)	47,480	455
General Motors Co (a)	24,850	731
			Shinsei Bank Ltd	392,800	847
Hino Motors Ltd	41,900	459	Skandinaviska Enskilda Banken AB	35,278	410
Honda Motor Co Ltd	45,300	1,425	Square 1 Financial Inc (a),(b)	16,671	420
Mazda Motor Corp	26,300	451	State Street Corp (a)	19,450	1,399
PACCAR Inc	39,150	2,309	Sumitomo Mitsui Financial Group Inc	36,900	1,506
		$7,793	SunTrust Banks Inc	10,080	407
Automobile Parts & Equipment - 0.42%			Swedbank AB	2,394	55
Aisan Industry Co Ltd	32,100	296	Synovus Financial Corp (a)	23,630	719
Allison Transmission Holdings Inc	80,303	2,297	TCF Financial Corp (a)	39,990	621
Continental AG (a)	772	163	Texas Capital Bancshares Inc (a),(b)	9,520	513
Daikyonishikawa Corp	13,860	662	Tochigi Bank Ltd/The	35,000	187
Delphi Automotive PLC (a)	25,930	1,958	Tokyo TY Financial Group Inc	10,823	300
Exedy Corp	17,900	407	UBS Group AG (b)	86,304	1,785
Georg Fischer AG	108	65	UniCredit SpA	46,600	304
Johnson Controls Inc (a)	10,330	425	Unione di Banche Italiane SCpA	56,101	437
Keihin Corp	43,400	599	Wells Fargo & Co (a)	87,216	4,651
Koito Manufacturing Co Ltd	5,022	172	Wilshire Bancorp Inc (a)	72,485	774
NGK Spark Plug Co Ltd	21,500	527	Yamanashi Chuo Bank Ltd/The	40,000	195
Nissin Kogyo Co Ltd	31,500	433			$73,742
See accompanying notes.			114

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Beverages - 1.38%			Chemicals (continued)
Anheuser-Busch InBev SA/NV ADR	112,822	$12,288	Nippon Shokubai Co Ltd	25,800	$396
Asahi Group Holdings Ltd	22,310	735	Nitto Denko Corp	7,600	509
C&C Group PLC	203,764	811	OM Group Inc	29,095	975
Coca-Cola Co/The (a)	122,774	4,828	Platform Specialty Products Corp (b),(c)	134,994	2,584
Constellation Brands Inc (a)	15,970	2,044	PPG Industries Inc (a)	3,740	356
Dr Pepper Snapple Group Inc (a)	21,052	1,615	Praxair Inc (a),(d)	40,970	4,332
Heineken NV	97,796	7,729	RPM International Inc (a)	40,500	1,776
Molson Coors Brewing Co	95,036	6,471	Sherwin-Williams Co/The (a)	27,415	7,013
Monster Beverage Corp (b)	22,238	3,079	Shin-Etsu Chemical Co Ltd	15,050	826
PepsiCo Inc (a)	49,300	4,581	Showa Denko KK	91,000	104
		$44,181	Sigma-Aldrich Corp (a)	26,088	3,637
			Sumitomo Bakelite Co Ltd	110,720	426
Biotechnology - 0.49%			Symrise AG	2,577	155
Alnylam Pharmaceuticals Inc (b),(d)	7,449	767
			Syngenta AG ADR	10,000	693
Amgen Inc	15,405	2,338	Teijin Ltd	62,000	197
Arena Pharmaceuticals Inc (b)	199,113	540
Biogen Inc (b),(d)	3,625	1,078	Tokyo Ohka Kogyo Co Ltd	6,908	194
Celgene Corp (b)	8,553	1,010	Umicore SA	5,229	209
			Valspar Corp/The (a)	14,560	1,067
Emergent BioSolutions Inc (a),(b)	8,430	281
Five Prime Therapeutics Inc (b)	9,269	177	Wacker Chemie AG	7,723	665
Gilead Sciences Inc (a)	23,140	2,431	Yara International ASA	8,338	372
Illumina Inc (b)	6,970	1,377			$68,719
Incyte Corp (b)	8,295	964	Commercial Services - 1.54%
KYTHERA Biopharmaceuticals Inc (b)	19,439	1,452	Adecco SA (b)	1,716	135
PTC Therapeutics Inc (b)	7,676	293	ADT Corp/The (a)	35,510	1,164
Regeneron Pharmaceuticals Inc (a),(b)	4,060	2,085	Aeon Delight Co Ltd	5,600	178
Vertex Pharmaceuticals Inc (b)	8,277	1,055	Applus Services SA	2,560	26
		$15,848	Atlantia SpA	7,884	211
			Automatic Data Processing Inc	24,575	1,900
Building Materials - 0.93%			Benesse Holdings Inc	7,600	201
BRAAS Monier Building Group SA	62,056	1,570	Cintas Corp (a)	40,040	3,403
Builders FirstSource Inc (b)	22,446	333
			CoStar Group Inc (b)	25,880	4,582
Bunka Shutter Co Ltd	14,700	112	Ellaktor SA (b)	102,085	142
Cie de Saint-Gobain	42,231	1,938	Equifax Inc (a)	8,510	833
CRH PLC	1	—	Gartner Inc (a),(b)	10,250	877
CRH PLC	64,888	1,940	Global Payments Inc (a)	11,510	1,282
Fortune Brands Home & Security Inc (a)	106,168	5,080
			Hertz Global Holdings Inc (b)	270,795	4,991
Geberit AG	1,960	622	ISS A/S	3,765	131
HeidelbergCement AG (a)	9,808	740
			Kanamoto Co Ltd	9,800	259
Italcementi SpA	41,514	464	LifeLock Inc (b)	42,522	359
Lennox International Inc	34,479	4,070	MasterCard Inc (a)	33,150	3,062
Louisiana-Pacific Corp (b)	201,066	3,306
			McGraw Hill Financial Inc (a),(d)	53,959	5,233
Martin Marietta Materials Inc	3,629	609	Monster Worldwide Inc (b)	115,438	839
Norbord Inc	195,078	3,204	Moody's Corp (a)	19,778	2,024
Owens Corning	8,946	396	Outsourcing Inc	15,600	352
Sanwa Holdings Corp	47,500	361	PayPal Holdings Inc (b)	56,423	1,975
Sika AG	76	251	Prosegur Cia de Seguridad SA	5,090	25
Taiheiyo Cement Corp	200,500	677	QinetiQ Group PLC	189,890	674
Vulcan Materials Co (a)	27,210	2,547
			Randstad Holding NV	2,532	160
Wienerberger AG	85,294	1,515	RELX NV	32,330	497
		$29,735	Robert Half International Inc (a)	54,036	2,757
Chemicals - 2.14%			Securitas AB	28,977	369
Air Products & Chemicals Inc (a)	133,104	18,572	SEI Investments Co (a),(d)	33,187	1,678
Akzo Nobel NV (a)	107,901	7,287	Service Corp International/US (a)	68,610	2,034
Ashland Inc (a)	42,210	4,431	TechnoPro Holdings Inc	44,774	1,304
Brenntag AG (a)	7,560	420	Temp Holdings Co Ltd	7,200	321
Clariant AG (b)	4,361	79	Total System Services Inc (a)	90,590	4,152
			TriNet Group Inc (b)	17,817	300
Cytec Industries Inc	17,624	1,308
			Xoom Corp (b)	35,015	869
Daicel Corp	73,751	970
Dow Chemical Co/The (a)	22,369	979			$49,299
Eastman Chemical Co (a)	28,240	2,046
Ecolab Inc (a)	4,790	523	Computers - 0.86%
			Accenture PLC - Class A	31,518	2,971
Evonik Industries AG	8	—	Apple Inc (a)	89,093	10,046
Fujimi Inc	10,100	155	Computer Sciences Corp (a)	50,768	3,147
Givaudan SA (b)	209	359
			Dot Hill Systems Corp (b)	52,948	512
Hitachi Chemical Co Ltd	22,900	351	Ferrotec Corp	26,300	198
JSR Corp	44,400	696	Fujitsu Ltd	448,895	2,222
Koninklijke DSM NV	10,061	528	Hewlett-Packard Co (a)	80,389	2,256
LANXESS AG	2,186	111	International Business Machines Corp (a)	10,903	1,612
Linde AG	322	56	Itochu Techno-Solutions Corp	26,100	574
Lonza Group AG (b)	8,901	1,215
			Japan Digital Laboratory Co Ltd	7,700	112
Methanex Corp	39,787	1,622	Melco Holdings Inc	17,400	283
Mitsui Chemicals Inc	155,640	525	NET One Systems Co Ltd	53,300	324

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Computers (continued)			Electric (continued)
Nomura Research Institute Ltd	6,999	$283	Iberdrola SA (a)	153,279	$1,037
Obic Co Ltd	11,576	516	Pepco Holdings Inc	100,191	2,302
SCSK Corp	28,900	1,043	PG&E Corp (a)	14,810	734
Stratasys Ltd (b)	36,600	1,122	Red Electrica Corp SA	3,590	286
Synaptics Inc (a),(b)	6,500	456	Southern Co/The (a)	58,240	2,528
		$27,677	Terna Rete Elettrica Nazionale SpA	18,771	87
			UIL Holdings Corp	1,621	74
Consumer Products - 0.21%
Avery Dennison Corp (a)	15,450	897			$23,782
Church & Dwight Co Inc (a)	40,247	3,473	Electrical Components & Equipment - 0.27%
Clorox Co/The (a)	15,190	1,689	Acuity Brands Inc	5,241	1,021
Samsonite International SA	233,110	726	Advanced Energy Industries Inc (a),(b)	26,740	649
		$6,785	Capstone Turbine Corp (b)	887,661	356
			Funai Electric Co Ltd	53,300	536
Cosmetics & Personal Care - 0.18%			Gamesa Corp Tecnologica SA	14,018	210
Avon Products Inc	65,294	339	Generac Holdings Inc (b)	125,890	3,893
Colgate-Palmolive Co (a)	39,620	2,489
			OSRAM Licht AG	8,884	469
Estee Lauder Cos Inc/The	10,647	849	Prysmian SpA	7,075	151
Kose Corp	2,306	228	SunPower Corp (b)	43,682	1,060
Pigeon Corp	10,897	288	Ushio Inc	36,200	423
Procter & Gamble Co/The (a)	18,525	1,309
					$8,768
Svenska Cellulosa AB SCA	10,640	303
		$5,805	Electronics - 0.57%
			Agilent Technologies Inc (a)	31,573	1,146
Distribution & Wholesale - 0.10%			Alps Electric Co Ltd	32,960	1,030
Genuine Parts Co (a)	21,390	1,786
			Arrow Electronics Inc (a),(b)	58,520	3,272
HD Supply Holdings Inc (b)	28,958	956
			Benchmark Electronics Inc (a),(b)	21,522	460
Trusco Nakayama Corp	8,700	336	Gentex Corp/MI (a)	177,835	2,756
Yondoshi Holdings Inc	11,800	256	GoPro Inc (b)	5,082	237
		$3,334	Hamamatsu Photonics KK	18,049	446
Diversified Financial Services - 0.62%			Horiba Ltd	3,100	109
American Express Co	9,861	757	Hosiden Corp	61,200	329
Ameriprise Financial Inc (a)	16,930	1,907	Hoya Corp	22,336	872
Avolon Holdings Ltd (b)	6,474	190	IMAX Corp (b)	21,918	687
BlackRock Inc	7,963	2,409	Iriso Electronics Co Ltd	1,900	86
E*TRADE Financial Corp (a),(b)	17,950	472	Keysight Technologies Inc (a),(b)	31,370	1,005
Element Comm Aviation (b),(c),(e)	280	2,800	Koninklijke Philips NV	7,823	201
GAM Holding AG (b)	15,422	284	Kuroda Electric Co Ltd	25,200	466
Hellenic Exchanges - Athens Stock Exchange	88,414	427	Methode Electronics Inc (a)	26,738	710
SA			Mitsumi Electric Co Ltd	22,100	126
Hitachi Capital Corp	12,611	303	Murata Manufacturing Co Ltd	1,544	222
Home Loan Servicing Solutions Ltd (a)	40,435	28	Nichicon Corp	60,100	438
IBJ Leasing Co Ltd	13,300	274	Nippon Ceramic Co Ltd	13,900	197
Invesco Ltd (a)	19,120	652	Sanmina Corp (a),(b)	35,520	683
Japan Exchange Group Inc	39,478	1,225	SCREEN Holdings Co Ltd	121,000	579
Kenedix Inc	77,100	272	TE Connectivity Ltd	8,582	509
Legg Mason Inc (a)	42,574	1,887	Tokyo Seimitsu Co Ltd	24,600	471
LendingClub Corp (b),(c)	40,943	514	Waters Corp (a),(b)	11,250	1,366
MarketAxess Holdings Inc	7,729	699			$18,403
Mirae Asset Securities Co Ltd	52	2	Energy - Alternate Sources - 0.09%
Mitsubishi UFJ Lease & Finance Co Ltd	84,100	405	GCL-Poly Energy Holdings Ltd (b)	3,317,705	533
NASDAQ OMX Group Inc/The (a)	13,516	692
			Green Plains Inc (a)	25,940	552
Partners Group Holding AG	957	309	SunEdison Inc (b)	163,986	1,705
Raymond James Financial Inc (a)	11,253	596
Springleaf Holdings Inc (b)	22,212	994			$2,790
Visa Inc (a)	9,460	674	Engineering & Construction - 0.34%
WisdomTree Investments Inc	20,899	392	Abengoa SA	86,732	106
Zenkoku Hosho Co Ltd	16,780	603	Acciona SA	259	19
		$19,767	ACS Actividades de Construccion y Servicios	19,087	617
			SA (a)
Electric - 0.74%			AECOM (b)	38,073	1,047
Ameren Corp (a)	26,230	1,057
Cleco Corp (a)	135,057	7,236	Balfour Beatty PLC	393,242	1,636
DTE Energy Co (a)	17,590	1,373	Boskalis Westminster	9,953	518
			Ferrovial SA (a)	18,353	438
Duke Energy Corp (a)	19,570	1,388
			Flughafen Zuerich AG	436	347
E.ON SE	31,012	350	HOCHTIEF AG (a)	2,825	238
Edison International (a)	6,910	404
			Jacobs Engineering Group Inc (b)	37,138	1,501
Endesa SA (a)	52,515	1,085
			Kyudenko Corp	21,800	430
Enel SpA	80,017	360	NCC AB	116	3
EnerNOC Inc (b)	126,049	1,177
Entergy Corp (a)	9,210	602	Nippon Densetsu Kogyo Co Ltd	16,900	311
			Skanska AB	26,932	527
Fortum OYJ	3,750	61	Tecnicas Reunidas SA	14,392	690
Hawaiian Electric Industries Inc	52,737	1,491	Tokyu Construction Co Ltd	2,600	25
Hera SpA	58,637	150	TopBuild Corp (a),(b)	5,713	181

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Engineering & Construction (continued)			Healthcare - Products - 1.32%
Toyo Engineering Corp (b)	142,000	$361	Asahi Intecc Co Ltd	19,611	$797
Vinci SA	24,609	1,583	Baxter International Inc	479,275	18,428
Yumeshin Holdings Co Ltd	34,300	226	Becton Dickinson and Co (a)	38,768	5,467
		$10,804	Coloplast A/S	1,555	106
			CR Bard Inc (a)	9,256	1,794
Entertainment - 0.03%			Danaher Corp	20,905	1,819
Avex Group Holdings Inc	17,900	228	Edwards Lifesciences Corp (b)	5,347	753
OPAP SA	103,381	812	Hologic Inc (a),(b)	47,607	1,848
Pinnacle Entertainment Inc (b)	727	27
			Intuitive Surgical Inc (a),(b)	8,356	4,269
		$1,067	Medtronic PLC	30,991	2,240
Environmental Control - 0.42%			Olympus Corp	12,210	444
Clean Harbors Inc (b)	44,311	2,177	Shimadzu Corp	15,500	227
Daiseki Co Ltd	10,400	181	Sorin SpA (b)	81,455	255
METAWATER Co Ltd	6,400	151	Straumann Holding AG	751	224
Republic Services Inc (a)	125,448	5,141	Stryker Corp (a)	13,250	1,307
Stericycle Inc (a),(b)	18,490	2,610	Sysmex Corp	15,508	936
Waste Connections Inc (a)	31,170	1,482	Thoratec Corp (b)	20,895	1,313
Waste Management Inc (a)	30,970	1,550	Tornier NV (b)	7,629	170
		$13,292			$42,397

Food - 1.39%			Healthcare - Services - 1.08%
Aryzta AG (b)	3,559	182	Acadia Healthcare Co Inc (b)	12,068	881
Campbell Soup Co (a)	23,929	1,148	Aetna Inc (a)	11,230	1,286
ConAgra Foods Inc (a)	48,974	2,041	Ain Pharmaciez Inc	21,895	1,003
Delhaize Group	4,984	446	Anthem Inc (a)	18,839	2,657
			Cigna Corp (a)	32,501	4,575
Ebro Foods SA	4,825	97
General Mills Inc (a)	39,480	2,241	CMIC Holdings Co Ltd	15,000	203
Hershey Co/The (a)	52,302	4,682	DaVita HealthCare Partners Inc (a),(b)	48,080	3,637
Hormel Foods Corp (a)	10,140	620	Envision Healthcare Holdings Inc (b)	31,127	1,275
Ingredion Inc (a)	13,250	1,144	EPS Holdings Inc	10,800	126
Kellogg Co (a)	12,480	827	HCA Holdings Inc (a),(b)	39,900	3,456
			Health Net Inc/CA (b)	5,972	383
Kesko OYJ	10,476	376
Kikkoman Corp	19,242	618	Humana Inc	7,152	1,307
			IPC Healthcare Inc (b)	9,527	756
Koninklijke Ahold NV	35,323	697
			Laboratory Corp of America Holdings (a),(b)	29,631	3,491
Kraft Heinz Co/The	198,621	14,432
Kroger Co/The (a)	50,780	1,752	MEDNAX Inc (a),(b)	27,430	2,210
Marine Harvest ASA	3,327	40	Message Co Ltd	9,300	337
			Quest Diagnostics Inc (a)	6,790	460
MEIJI Holdings Co Ltd	3,559	579
Mondelez International Inc	125,644	5,322	RHOEN-KLINIKUM AG	10,577	284
			UnitedHealth Group Inc (a)	53,147	6,149
Nestle SA	5,228	385
Nomad Foods Ltd (b),(e)	97,318	1,944			$34,476
Orkla ASA	32,857	242	Holding Companies - Diversified - 0.01%
Post Holdings Inc (b)	3,222	210
Safeway, Inc. - CVR - Casa Ley (b),(e)	11,050	—	Seiko Holdings Corp	58,700	348
Safeway, Inc. - CVR - Property Development	11,050	—
Centers (b),(c),(e)			Home Builders - 0.60%
Seven & i Holdings Co Ltd	10,500	457	Cairn Homes PLC (b)	516,493	635
Sonae SGPS SA	4,426	6	DR Horton Inc	102,774	3,121
WhiteWave Foods Co/The (a),(b)	70,127	3,236	Iida Group Holdings Co Ltd	23,137	408
Whole Foods Market Inc (a)	15,720	515	NVR Inc (a),(b)	5,258	7,992
Yaoko Co Ltd	4,708	245	PulteGroup Inc (d)	311,405	6,443
		$44,484	Standard Pacific Corp (b)	3,292	28
			Winnebago Industries Inc (a)	35,180	720
Forest Products & Paper - 0.12%					$19,347
BillerudKorsnas AB	3,930	60
Holmen AB	1,569	44	Home Furnishings - 0.47%
International Paper Co (a)	45,380	1,958	Electrolux AB	45,689	1,287
Smurfit Kappa Group PLC	39,600	1,168	Harman International Industries Inc	29,444	2,878
Stora Enso OYJ	16,165	143	Hoshizaki Electric Co Ltd	3,800	242
UPM-Kymmene OYJ	24,371	405	iRobot Corp (b)	21,871	641
		$3,778	Leggett & Platt Inc (a)	51,690	2,296
			Pioneer Corp (b)	269,500	487
Gas - 0.22%			Sony Corp	31,940	823
AGL Resources Inc	4,684	286	Sony Corp ADR	169,669	4,374
Atmos Energy Corp (a)	13,390	734	Tempur Sealy International Inc (a),(b)	10,540	770

CenterPoint Energy Inc(a)	125,540	2,337	Whirlpool Corp (a)	7,006	1,178
Enagas SA (a)	22,434	612
					$14,976
Snam SpA (a)	31,829	155
UGI Corp (a)	84,913	2,894	Housewares - 0.06%
		$7,018	Newell Rubbermaid Inc (a)	31,210	1,315
			Toro Co/The (a)	7,240	516
Hand & Machine Tools - 0.07%					$1,831
DMG Mori Co Ltd	23,900	341
Stanley Black & Decker Inc (a)	19,918	2,022	Insurance - 2.56%
		$2,363	ACE Ltd	31,408	3,209

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Insurance (continued)			Internet (continued)
Aegon NV	21,894	$135	Google Inc - A Shares (b)	1,516	$982
Ageas	1,621	66	Google Inc - C Shares (b)	7,883	4,874
Alleghany Corp (b),(d)	3,160	1,485	Gree Inc	81,900	386
Allianz SE	124	20	Groupon Inc (b)	267,644	1,204
American Equity Investment Life Holding Co	37,900	919	Infomart Corp	9,000	103
(a)			Klarna Holding AB (b),(e),(f)	808	92
American Financial Group Inc/OH (a)	27,794	1,919	Optimal Payments PLC (b)	388,303	1,886
American International Group Inc (d)	93,855	5,663	Orbitz Worldwide Inc (b)	111,417	1,278
Aon PLC (a)	38,682	3,614	Pandora Media Inc (b)	28,983	520
Aspen Insurance Holdings Ltd (a)	40,030	1,838	Proto Corp	6,600	97
Assurant Inc (a)	9,230	686	Rakuten Inc	99,344	1,416
Assured Guaranty Ltd	45,300	1,144	Shutterstock Inc (b)	16,256	545
Baloise Holding AG	2,177	266	United Internet AG	7,393	357
Berkshire Hathaway Inc - Class B (a),(b)	22,430	3,007	VeriSign Inc (a),(b)	26,990	1,861
Brown & Brown Inc (a)	33,710	1,081	Yelp Inc (b)	10,763	261
Chubb Corp/The	24,996	3,020	Zillow Group Inc (b)	44,158	1,121
Dai-ichi Life Insurance Co Ltd/The	51,000	927	Zillow Group Inc (b)	87,955	2,169
Delta Lloyd NV	83,212	884	zulily Inc (b)	31,739	563
Fairfax Financial Holdings Ltd	4,385	2,039			$39,581
Gjensidige Forsikring ASA	12,435	184
Hannover Rueck SE	4,914	499	Iron & Steel - 0.10%
			Acerinox SA (a)	8,250	95
Hartford Financial Services Group Inc/The (a)	193,767	8,903
HCC Insurance Holdings Inc	21,385	1,652	Aichi Steel Corp	17,000	66
HCI Group Inc (a)	14,200	564	Chubu Steel Plate Co Ltd	17,500	72
Helvetia Holding AG	45	24	Hitachi Metals Ltd	26,901	340
Lincoln National Corp (a)	9,360	475	Japan Steel Works Ltd/The	143,000	474
Loews Corp (a)	13,210	482	Kobe Steel Ltd	212,000	284
Mapfre SA	7,506	22	Kyoei Steel Ltd	23,200	404
Markel Corp (b)	5,685	4,683	Salzgitter AG	411	13
Marsh & McLennan Cos Inc (a)	83,886	4,507	Tokyo Steel Manufacturing Co Ltd	100,600	649
MetLife Inc	28,362	1,421	Yamato Kogyo Co Ltd	24,750	555
Muenchener Rueckversicherungs-Gesellschaft	2,475	454	Yodogawa Steel Works Ltd	60,000	255
AG in Muenchen					$3,207
Navigators Group Inc/The (a),(b)	3,890	296
			Leisure Products & Services - 0.21%
NN Group NV	1,128	34	Harley-Davidson Inc	38,413	2,153
PartnerRe Ltd	2,909	403	HIS Co Ltd	4,700	161
Progressive Corp/The (a)	51,371	1,539	Jarden Corp (a),(b)	30,830	1,583
Reinsurance Group of America Inc	15,255	1,386	Polaris Industries Inc (a)	8,360	1,086
RenaissanceRe Holdings Ltd (a)	23,525	2,398	Shimano Inc	2,840	382
Saga PLC	176,379	547	Steiner Leisure Ltd (b)	2,210	141
Sony Financial Holdings Inc	63,885	1,195	TUI AG	66,659	1,190
StanCorp Financial Group Inc	7,066	803			$6,696
Swiss Life Holding AG (b)	6,034	1,412
Swiss Re AG	9,537	818	Lodging - 0.49%
Symetra Financial Corp	26,322	828	Boyd Gaming Corp (a),(b)	27,150	437
T&D Holdings Inc	166,828	2,240	Diamond Resorts International Inc (b)	47,261	1,200
Talanx AG	2,822	85	Hilton Worldwide Holdings Inc	53,600	1,331
Tokio Marine Holdings Inc	11,545	462	Interval Leisure Group Inc (a)	26,430	530
Torchmark Corp (a)	31,015	1,813	Las Vegas Sands Corp	19,555	904
Travelers Cos Inc/The (a)	23,060	2,296	Resorttrust Inc	15,800	420
Tryg A/S	1,659	33	Starwood Hotels & Resorts Worldwide Inc	105,297	7,526
Unipol Gruppo Finanziario SpA	3,958	19	Wyndham Worldwide Corp (a),(d)	38,691	2,959
UnipolSai SpA	128,771	295	Wynn Resorts Ltd	6,610	496
Universal Insurance Holdings Inc (a)	45,944	1,132			$15,803
Unum Group	63,119	2,117
			Machinery - Construction & Mining - 0.02%
White Mountains Insurance Group Ltd	2,052	1,476	Hitachi Ltd	111,100	623
Willis Group Holdings PLC	19,155	825
WR Berkley Corp (a)	29,300	1,590
Zurich Insurance Group AG (b)	257	71	Machinery - Diversified - 0.17%
		$81,905	Amada Holdings Co Ltd	11,900	104
			Bucher Industries AG	135	31
Internet - 1.24%			Daifuku Co Ltd	19,000	276
Alibaba Group Holding Ltd ADR(b)	6,657	440
			Denyo Co Ltd	22,200	346
Amazon.com Inc (b)	14,767	7,574
			Duerr AG	566	44
COOKPAD Inc	19,574	405	Eagle Industry Co Ltd	5,200	106
Corindus Vascular Robotics Inc (b),(c)	309,012	1,081
			Fuji Machine Manufacturing Co Ltd	8,800	79
Coupons.com Inc (b)	140,215	1,310
			GEA Group AG	7,775	303
CyberAgent Inc	39,221	1,552	Hisaka Works Ltd	19,800	168
Digital Garage Inc	8,200	116	Husqvarna AB	80,785	524
Dip Corp	9,995	175	IDEX Corp (a)	28,826	2,070
eBay Inc (b)	53,283	1,444
			KION Group AG	3,819	169
en-japan Inc	17,300	441	Krones AG	146	16
Expedia Inc	6,102	702	MAN SE	2,675	280
Facebook Inc (b)	51,724	4,626

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Machinery - Diversified (continued)			Oil & Gas (continued)
Metso OYJ	3,594	$88	Continental Resources Inc/OK (b)	11,417	$367
OC Oerlikon Corp AG (b)	30,848	335	Devon Energy Corp (a)	11,140	475
Toshiba Machine Co Ltd	93,000	332	Eni SpA	43,351	716
Tsubakimoto Chain Co	12,400	95	Exxon Mobil Corp (a)	26,720	2,010
Zuiko Corp	4,130	155	Galp Energia SGPS SA	4,014	42
		$5,521	Hess Corp (a)	11,390	677
			Imperial Oil Ltd	96,373	3,397
Media - 1.31%			Inpex Corp	60,300	611
Axel Springer SE	2,293	139	Japan Petroleum Exploration Co Ltd	18,700	551
CBS Corp (a)	76,050	3,440
			Karoon Gas Australia Ltd (b)	342,392	469
Comcast Corp - Class A (a)	59,212	3,335
			Laredo Petroleum Inc (b)	50,692	517
DISH Network Corp (b)	145,159	8,603
			Marathon Petroleum Corp (a)	36,848	1,743
FactSet Research Systems Inc (a)	25,859	4,084
Liberty Global PLC - A Shares (b)	38,107	1,834	Neste Oyj	1,797	46
			Newfield Exploration Co (b)	13,797	460
Liberty Global PLC - C Shares (b)	102,387	4,594
Liberty Global PLC LiLAC (b)	1,995	69	Patterson-UTI Energy Inc	27,594	449
			PDC Energy Inc (a),(b)	33,220	1,866
Liberty Global PLC LiLAC (b)	5,029	167
			Phillips 66 (a)	14,140	1,118
Markit Ltd (b)	9,088	260
			Pioneer Natural Resources Co (d)	44,543	5,482
Mediaset Espana Comunicacion SA	4,654	55	Range Resources Corp	5,760	222
Nippon Television Holdings Inc	68,900	1,192	Repsol SA (a)	41,851	597
NOS SGPS SA	21,023	170	Rice Energy Inc (b)	44,475	865
ProSiebenSat.1 Media SE	14,348	697	Southwestern Energy Co (b)	160,485	2,606
Time Warner Cable Inc (a)	29,551	5,497
			Synergy Resources Corp (a),(b)	42,960	461
Time Warner Inc	21,863	1,554	Tesoro Corp (a)	17,660	1,625
Tribune Media Co	11,524	460	Valero Energy Corp	10,050	596
TV Asahi Holdings Corp	39,650	590	Western Refining Inc (a)	14,740	634
Viacom Inc (a)	27,370	1,116
			Whiting Petroleum Corp (b)	28,414	549
Walt Disney Co/The (a)	20,030	2,041
					$33,923
Wolters Kluwer NV	60,699	1,921
		$41,818	Oil & Gas Services - 0.26%
			Baker Hughes Inc (a)	40,571	2,272
Metal Fabrication & Hardware - 0.10%			Cameron International Corp (b)	15,873	1,060
Aurubis AG	12,630	836	FMC Technologies Inc (a),(b)	12,740	443
Maruichi Steel Tube Ltd	17,600	447	Halliburton Co	78,629	3,094
Neturen Co Ltd	19,000	134	McDermott International Inc (b)	214,083	1,087
Precision Castparts Corp	7,591	1,748	Subsea 7 SA (b)	14,139	122
SKF AB	745	14	Trican Well Service Ltd	218,085	305
		$3,179			$8,383

Mining - 0.07%			Packaging & Containers - 0.29%
Boliden AB	57,536	947	Ball Corp (a)	65,674	4,329
Mitsubishi Materials Corp	255,435	819	Packaging Corp of America (a)	25,909	1,739
Norsk Hydro ASA	100,623	347	Sealed Air Corp (a)	12,210	628
OSAKA Titanium Technologies Co Ltd	6,900	180	Silgan Holdings Inc (d)	24,146	1,264
		$2,293	WestRock Co (a)	22,520	1,336
Miscellaneous Manufacturers - 0.47%					$9,296
3M Co (a)	8,355	1,188
			Pharmaceuticals - 4.63%
Aalberts Industries NV	6	—	Abbott Laboratories (a)	20,548	931
Carlisle Cos Inc (a)	18,020	1,815
			Agios Pharmaceuticals Inc (b)	3,494	302
Eaton Corp PLC (d)	27,327	1,559
			Akorn Inc (a),(b)	5,270	210
Hexpol AB	8,622	86	Allergan PLC (a),(b)	69,336	21,060
Illinois Tool Works Inc (a)	65,080	5,501
Ingersoll-Rand PLC (a)	26,900	1,487	Almirall SA	1,045	20
			AmerisourceBergen Corp (a)	23,210	2,322
Mitsuboshi Belting Ltd	12,357	102	AstraZeneca PLC	29,136	1,818
Nikon Corp	58,400	747	Baxalta Inc	68,008	2,391
Sulzer AG	1,565	160	Bristol-Myers Squibb Co (a),(d)	208,681	12,410
Sumitomo Riko Co Ltd	41,500	347	Cardinal Health Inc (a)	77,368	6,365
Tenma Corp	11,500	191	Chugai Pharmaceutical Co Ltd	23,712	884
Textron Inc (a)	34,620	1,343
			Daiichi Sankyo Co Ltd	31,400	604
Trelleborg AB	5,141	84	Eisai Co Ltd	43,255	2,947
Trinity Industries Inc (a)	14,116	381
			Eli Lilly & Co (a)	7,000	576
Wartsila OYJ Abp	3,889	161	Endo International PLC (a),(b)	8,890	685
		$15,152	Express Scripts Holding Co (a),(b)	46,473	3,885
			Furiex Pharmaceuticals Inc - Rights (a),(b),(c),(e)	4,203	41
Office & Business Equipment - 0.10%
Canon Inc	36,500	1,112	Herbalife Ltd (b)	1,981	114
Xerox Corp (a)	214,879	2,185	Hospira Inc (a),(b)	40,694	3,661
			Johnson & Johnson (a)	56,354	5,296
		$3,297
			Lannett Co Inc (a),(b)	33,967	1,629
Oil & Gas - 1.06%			McKesson Corp (a)	6,713	1,326
Anadarko Petroleum Corp (a)	9,590	687	Meda AB	17,836	273
Apache Corp (a)	10,610	480	Merck & Co Inc (a),(d)	160,872	8,662
Carrizo Oil & Gas Inc (a),(b)	23,980	874	Merck KGaA	1,643	156
Cheniere Energy Inc (b)	18,560	1,154	Mylan NV (b)	167,519	8,308
Cobalt International Energy Inc (b)	196,881	1,577

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Pharmaceuticals (continued)			Retail (continued)
Nippon Shinyaku Co Ltd	15,160	$521	Cawachi Ltd	16,600	$268
Novartis AG	4,345	424	Chipotle Mexican Grill Inc (b)	4,673	3,318
Novo Nordisk A/S	8,065	445	CVS Health Corp (a)	63,057	6,458
Ono Pharmaceutical Co Ltd	10,634	1,352	Dick's Sporting Goods Inc (a)	12,360	620
Orion Oyj	9,760	386	Dollar General Corp (a)	10,944	815
Perrigo Co PLC	117,077	21,422	Domino's Pizza Inc (a)	17,584	1,863
Pfizer Inc (a)	62,530	2,015	Don Quijote Holdings Co Ltd	10,461	405
PharMerica Corp (a),(b)	16,430	538	Fielmann AG	18	1
Portola Pharmaceuticals Inc (b)	53,151	2,507	Gap Inc/The (a)	19,468	639
Recordati SpA	853	20	H2O Retailing Corp	15,600	310
Roche Holding AG	7,357	2,003	Heiwado Co Ltd	10,771	228
Rohto Pharmaceutical Co Ltd	21,000	361	Hennes & Mauritz AB	360	14
Santen Pharmaceutical Co Ltd	109,484	1,713	Home Depot Inc/The (a)	44,953	5,235
Shionogi & Co Ltd	38,046	1,491	Honeys Co Ltd	28,480	233
Suzuken Co Ltd/Aichi Japan	5,890	202	HSN Inc	14,589	887
Takeda Pharmaceutical Co Ltd	48,800	2,394	HUGO BOSS AG	360	41
TESARO Inc (b)	14,344	738	Industria de Diseno Textil SA	2,220	74
TherapeuticsMD Inc (b),(c),(e)	15,388	94	Isetan Mitsukoshi Holdings Ltd	22,203	355
TherapeuticsMD Inc (b)	519,879	3,187	Jack in the Box Inc (a)	9,790	765
VCA Inc (a),(b)	6,420	356	Jand Inc (b),(c),(e),(f)	1,693	19
Zoetis Inc	433,690	19,459	Kate Spade & Co (a),(b)	77,900	1,477
		$148,504	K's Holdings Corp	14,500	462
			L Brands Inc (a)	23,350	1,959
Pipelines - 0.13%			Lowe's Cos Inc (a),(d)	103,320	7,147
Columbia Pipeline Group Inc (a)	23,820	604
			Matsuya Co Ltd	7,600	124
Williams Cos Inc/The	71,291	3,436	McDonald's Corp	29,891	2,840
		$4,040	MSC Industrial Direct Co Inc	32,387	2,192
Publicly Traded Investment Fund - 0.00%			Nishimatsuya Chain Co Ltd	39,700	355
			Office Depot Inc (b)	242,519	1,923
Nomura TOPIX Exchange Traded Fund	3,630	47
			Pal Co Ltd	19,700	586
			Pandora A/S (a)	9,701	1,121
Real Estate - 0.36%			Popeyes Louisiana Kitchen Inc (a),(b)	11,550	642
CBRE Group Inc (a),(b)	104,130	3,334
			Shimamura Co Ltd	5,000	461
Deutsche Wohnen AG	35,309	929	Signet Jewelers Ltd	6,158	850

Dolphin Capital Investors Ltd(b)	1,602,920	410	Sonic Corp (a)	32,940	889

Jones Lang LaSalle Inc(a)	16,181	2,409	Staples Inc (a)	133,960	1,904
Kennedy-Wilson Holdings Inc	48,314	1,158	Sundrug Co Ltd	3,700	208

LEG Immobilien AG(b)	12,047	903	Target Corp (a)	20,240	1,573
Leopalace21 Corp (b)	225,000	1,094
			Tiffany & Co	8,797	724
NTT Urban Development Corp	41,000	382	TJX Cos Inc/The (a)	66,730	4,693
Relo Holdings Inc	4,734	495	Tsuruha Holdings Inc	4,810	390
Takara Leben Co Ltd	53,400	243	United Arrows Ltd	10,500	414
WeWork Cos Inc (b),(c),(e),(f)	979	32	Wal-Mart Stores Inc (a)	6,180	400
		$11,389	Welcia Holdings Co Ltd	7,900	378
			Williams-Sonoma Inc (a)	6,550	498
REITS - 0.73%			World Duty Free SpA (b)	58,155	667
American Tower Corp	41,521	3,828
Boston Properties Inc (a)	7,830	888	World Fuel Services Corp	40,576	1,568
Crown Castle International Corp (a)	15,130	1,262	Xebio Co Ltd	22,800	431
Equity Residential (a)	9,530	679	Yum! Brands Inc	81,334	6,488
Extra Space Storage Inc (a)	13,290	977	Zalando SE (b),(g)	4,603	151
General Growth Properties Inc	25,050	636			$84,997
Gramercy Property Trust Inc	45	1	Savings & Loans - 0.28%
Grivalia Properties REIC AE	68,726	601	BofI Holding Inc (a),(b)	24,180	2,801
Hibernia REIT PLC	801,997	1,191	Hudson City Bancorp Inc (a)	378,420	3,519
Home Properties Inc	16,500	1,224	People's United Financial Inc (a)	164,540	2,551
Intu Properties PLC	299,363	1,471			$8,871
Irish Residential Properties REIT PLC	1,412,998	1,701
Kimco Realty Corp	44,060	1,016	Semiconductors - 1.47%
Lamar Advertising Co (a)	38,376	2,047	Altera Corp	46,889	2,276
Plum Creek Timber Co Inc (a)	111,929	4,308	ams AG	441	16
Regency Centers Corp (a)	12,670	751	ASM International NV	17	1
Urban Edge Properties (a)	44,922	939	Broadcom Corp	267,145	13,804
		$23,520	Cirrus Logic Inc (b)	16,870	509
			Cree Inc (b)	6,176	168
Retail - 2.65%			Cypress Semiconductor Corp (b)	106,001	1,060
Adastria Co Ltd	12,010	644	Dialog Semiconductor PLC (b)	1,834	88

Advance Auto Parts Inc(a),(d)	49,710	8,712	Freescale Semiconductor Ltd (b)	87,467	3,125

Ascena Retail Group Inc(b)	30,767	371	Integrated Device Technology Inc (a),(b)	46,470	882
Autogrill SpA (a),(b)	15,724	136
			Integrated Silicon Solution Inc	32,387	712

AutoZone Inc(a),(b)	6,696	4,794	Intel Corp (a)	24,950	712

Bed Bath & Beyond Inc(a),(b)	54,180	3,365	Lam Research Corp (a)	10,700	779
BJ's Restaurants Inc (a),(b)	10,950	471	Mellanox Technologies Ltd (b)	29,205	1,181

CarMax Inc(b)	7,229	441	Micron Technology Inc (b)	227,657	3,736

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value(000	's)

Semiconductors (continued)			Transportation - 0.92%
Microsemi Corp (a),(b)	21,110	$670	Ansaldo STS SpA	89,761	$955
Mimasu Semiconductor Industry Co Ltd	16,400	159	AP Moeller - Maersk A/S - B shares (a)	241	410
Miraial Co Ltd	13,700	132	bpost SA	22,737	553
MKS Instruments Inc (a)	14,250	480	Canadian National Railway Co	58,164	3,237
NXP Semiconductors NV (b)	143,345	12,134	CSX Corp	19,940	546
Rohm Co Ltd	10,500	568	Deutsche Post AG (a)	33,528	921
Sanken Electric Co Ltd	43,400	166	DSV A/S	10,494	375
Shinkawa Ltd (b)	31,500	187	East Japan Railway Co	9,616	888
Shinko Electric Industries Co Ltd	83,900	536	FedEx Corp (a)	24,931	3,755
Sumco Corp	235,575	2,163	Gategroup Holding AG (b)	26,850	934
SunEdison Semiconductor Ltd (b)	63,671	764	Genesee & Wyoming Inc (b)	47,671	3,260
		$47,008	Groupe Eurotunnel SE	70,540	954
			Hitachi Transport System Ltd	10,200	172
Shipbuilding - 0.03%			Landstar System Inc	56,705	3,754
Huntington Ingalls Industries Inc (a)	8,550	963
			Old Dominion Freight Line Inc (a),(b)	10,910	725
			Scorpio Bulkers Inc (b)	146,451	240
Software - 0.97%			Swift Transportation Co (b)	46,011	897
Adobe Systems Inc (b)	12,826	1,008	TNT Express NV	251,765	2,127
Akamai Technologies Inc (a),(b)	11,310	806	Tsakos Energy Navigation Ltd	75,131	564
Alpha Systems Inc	4,100	60	United Parcel Service Inc (d)	38,411	3,751
CareView Communications Inc (b)	1,020,333	337	West Japan Railway Co	8,880	599
Cerner Corp (a),(b)	47,965	2,962			$29,617
Citrix Systems Inc (a),(b)	37,830	2,577
Dealertrack Technologies Inc (b)	29,922	1,878	Trucking & Leasing - 0.04%
			AMERCO	3,356	1,257
DeNA Co Ltd	38,700	706
Fidelity National Information Services Inc (a)	51,119	3,530
Fiserv Inc (a),(b)	27,802	2,371	Water- 0.10%
Intuit Inc (a)	38,290	3,283	Aqua America Inc (a)	84,560	2,144
Konami Corp	6,700	147	Suez Environnement Co	56,527	1,017
Microsoft Corp (d)	74,810	3,256			$3,161
MSCI Inc	16,592	1,004	TOTAL COMMON STOCKS		$1,378,418
Nexon Co Ltd	8,900	124	INVESTMENT COMPANIES - 23.80%	Shares Held	Value(000	's)
Paychex Inc (a)	72,520	3,239
Rackspace Hosting Inc (a),(b)	30,280	921	Publicly Traded Investment Fund - 23.80%
ServiceNow Inc (b)	3,110	221	BlackRock Liquidity Funds FedFund Portfolio	20,001,159	20,001
Tangoe Inc (b)	55,905	419	Wells Fargo Advantage Government Money	743,015,934	743,016
Workday Inc (b)	31,802	2,234	Market Fund
		$31,083			$763,017
			TOTAL INVESTMENT COMPANIES		$763,017
Telecommunications - 1.12%
Alcatel-Lucent ADR (b)	229,657	760
			CONVERTIBLE PREFERRED STOCKS -0.92%	Shares Held	Value(000	's)
AT&T Inc (a)	40,588	1,348
CalAmp Corp (a),(b)	32,720	544	Automobile Manufacturers - 0.04%
Ciena Corp (a),(b)	28,440	636	Fiat Chrysler Automobiles NV (b)	9,175	1,140
Cisco Systems Inc	236,366	6,117
DigitalGlobe Inc (b)	55,004	1,268
			Electric - 0.15%
Freenet AG	5,679	180	Dominion Resources Inc/VA 6.00%; Series B	23,343	1,313
GN Store Nord A/S	3,947	71	Dominion Resources Inc/VA 6.13%; Series A	16,939	946
Gogo Inc (b)	63,253	1,005
			Dominion Resources Inc/VA 6.38%	46,525	2,357
Hellenic Telecommunications Organization	109,414	1,002			$4,616
SA
Juniper Networks Inc (a)	57,758	1,485	Food- 0.13%
Koninklijke KPN NV	45,925	179	Post Holdings Inc (g)	725	90
Motorola Solutions Inc (a)	69,993	4,537	Tyson Foods Inc	80,810	4,158
Nippon Telegraph & Telephone Corp	18,248	696			$4,248
ParkerVision Inc (b)	548,057	121
Proximus	14,674	526	Healthcare - Services - 0.06%
			Anthem Inc	38,525	1,882
SoftBank Group Corp	31,660	1,842
Sunrise Communications Group AG (b),(g)	160	10
Swisscom AG	8,548	4,614	Internet - 0.01%
TDC A/S	59,978	379	Airbnb, Inc (b),(c),(e),(f)	1,685	157
Tele2 AB	17,942	177	DraftKings Inc (b),(c),(e),(f)	29,108	223
Telefonaktiebolaget LM Ericsson	87,182	850	Dropbox Inc (b),(c),(e),(f)	2,671	52
Telefonica SA	103,719	1,461			$432
Telenor ASA	716	14
Verizon Communications Inc (a)	125,152	5,758	Mining - 0.07%
ViaSat Inc (a),(b)	7,910	465	Alcoa Inc	65,143	2,287
		$36,045
			Oil & Gas - 0.08%
Toys, Games & Hobbies - 0.11%			Chesapeake Energy Corp (g)	49	21
Bandai Namco Holdings Inc	11,200	259
Hasbro Inc (a)	6,979	520	Chesapeake Energy Corp	1,191	584
			Southwestern Energy Co	50,200	1,929
Nintendo Co Ltd	12,690	2,611
					$2,534
		$3,390

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

CONVERTIBLE PREFERRED STOCKS				Principal
(continued)	Shares Held	Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)

Pharmaceuticals - 0.13%				Aerospace & Defense (continued)
Allergan PLC	4,075	$4,185		Rockwell Collins Inc
Omnicare Capital Trust II	650	78		0.64%, 12/15/2016(h)	$115	$115
		$4,263				$1,658

REITS- 0.17%				Airlines - 0.65%
Crown Castle International Corp	13,000	1,357		Latam Airlines 2015-1 Pass Through Trust A
Health Care REIT Inc (a)	45,600	2,715		4.20%, 08/15/2029(g)	6,900	6,745
Weyerhaeuser Co	28,372	1,392		Latam Airlines 2015-1 Pass Through Trust B
		$5,464		4.50%, 08/15/2025(g)	14,435	13,964
						$20,709
Retail - 0.00%
Jand Inc (b),(c),(e),(f)	3,781	43		Automobile Asset Backed Securities - 0.71%
				AmeriCredit Automobile Receivables Trust
				2013-4
Software - 0.01%				3.31%, 10/08/2019(h)	294	301
Cloudera Inc (b),(c),(e),(f)	3,756	123
				BMW Vehicle Owner Trust 2013-A
				0.67%, 11/27/2017	480	479
Telecommunications - 0.07%				BMW Vehicle Owner Trust 2014-A
T-Mobile US Inc	33,825	2,334		0.97%, 11/26/2018	970	969
				Flagship Credit Auto Trust 2015-2
TOTAL CONVERTIBLE PREFERRED STOCKS		$29,366		5.98%, 08/15/2022(g)	710	713
PREFERRED STOCKS - 0.22%	Shares Held	Value(000	's)	Ford Credit Auto Owner Trust 2014-C
				1.06%, 05/15/2019	515	515
Automobile Manufacturers - 0.06%
				Ford Credit Auto Owner Trust 2014-REV2
Porsche Automobil Holding SE(a)	8,306	576		2.31%, 04/15/2026(g),(h)	445	449
Volkswagen AG	7,256	1,375		Ford Credit Auto Owner Trust 2015-A
		$1,951		1.28%, 09/15/2019(h)	840	842
Computers - 0.00%				Ford Credit Auto Owner Trust 2015-B
Pure Storage Inc (b),(c),(e),(f)	8,348	122		1.16%, 11/15/2019(h)	1,775	1,774
				Honda Auto Receivables 2013-4 Owner
				Trust
Diversified Financial Services - 0.03%				0.69%, 09/18/2017(h)	619	619
Ally Financial Inc (g)	1,081	1,093
				Honda Auto Receivables 2014-4 Owner
				Trust
Electronics - 0.01%				0.99%, 09/17/2018	560	560
Veracode Inc (b),(c),(e),(f)	6,031	151		Honda Auto Receivables 2015-1 Owner
				Trust
				1.05%, 10/15/2018(h)	570	569
Internet - 0.06%
General Assembly Space, Inc (b),(e),(f)	2,184	107		Honda Auto Receivables 2015-2 Owner
				Trust
Lithium Technologies Inc (b),(c),(e),(f)	59,552	336		1.04%, 02/21/2019(h)	1,670	1,666
Pinterest Inc (b),(c),(e),(f)	17,485	628

Uber Technologies Inc (b),(c),(e),(f)	15,196	602		Honda Auto Receivables 2015-3 Owner
				Trust
Zuora Inc (b),(c),(e),(f)	40,988	156
				1.27%, 04/18/2019	1,075	1,075
		$1,829		Honda Auto Receivables Owner Trust 2014-
Private Equity - 0.01%				3
				0.88%, 06/15/2018(h)	400	399
Forward Venture Services LLC (b),(c),(e),(f)	5,465	243
				1.31%, 10/15/2020(h)	260	260
				Hyundai Auto Receivables Trust 2014-A
Real Estate - 0.01%				1.07%, 07/16/2018	130	130
Redfin Corp (b),(c),(e),(f)	29,409	97		Hyundai Auto Receivables Trust 2015-A
WeWork Cos Inc Series D-1 (b),(c),(e),(f)	4,867	160		1.05%, 04/15/2019	515	514
WeWork Cos Inc Series D-2 (b),(c),(e),(f)	3,824	126		Nissan Auto Lease Trust 2014-B
		$383		1.12%, 09/15/2017	400	400

Retail - 0.03%				Nissan Auto Receivables 2013-C Owner
				Trust
Hornbach Holding AG	12,401	1,043		0.67%, 08/15/2018(h)	534	533
				Nissan Auto Receivables 2014-B Owner
Software - 0.01%				Trust
Birst Inc (b),(c),(e),(f)	21,065	123		1.11%, 05/15/2019	330	329
Marklogic Corp (b),(c),(e),(f)	14,832	177		Nissan Auto Receivables 2015-A Owner
Nutanix Inc (b),(c),(e),(f)	3,575	71		Trust
		$371		1.05%, 10/15/2019(h)	1,420	1,415
TOTAL PREFERRED STOCKS		$7,186		Nissan Auto Receivables 2015-B Owner
	Principal			Trust
BONDS- 21.82%	Amount (000's)	Value(000	's)	1.34%, 03/16/2020	1,050	1,051
				Toyota Auto Receivables 2014-C Owner
Aerospace & Defense - 0.05%				Trust
KLX Inc				0.93%, 07/16/2018	360	360
5.88%, 12/01/2022(g)	$530	$519

Meccanica Holdings USA Inc				Toyota Auto Receivables 2015-B Owner
6.25%, 01/15/2040(g)	1,050	1,024		Trust
				1.27%, 05/15/2019	2,400	2,396

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Automobile Asset Backed Securities (continued)				Beverages - 0.11%
Toyota Auto Receivables 2015-C Owner				Coca-Cola Co/The
Trust				0.40%, 11/01/2016(h)	$985	$985
1.44%, 06/17/2019		$1,040	$1,041	PepsiCo Inc
USAA Auto Owner Trust				0.54%, 07/17/2017(h)	2,400	2,400
0.57%, 08/15/2017(h)		149	149			$3,385
USAA Auto Owner Trust 2015-1
1.20%, 06/17/2019(h)		1,200	1,200	Biotechnology - 0.11%
World Omni Auto Receivables Trust 2015-A				Celgene Corp
1.34%, 05/15/2020(h)		2,180	2,183	3.88%, 08/15/2025	3,620	3,598
			$22,891
				Building Materials - 0.11%
Automobile Floor Plan Asset Backed Securities - 0.07%
				Atrium Windows & Doors Inc
Ally Master Owner Trust				7.75%, 05/01/2019(g)	950	708
0.57%, 01/16/2018(h)		1,230	1,230
0.67%, 01/15/2019(h)		900	895	Cemex SAB de CV
				6.13%, 05/05/2025(g)	2,385	2,278
			$2,125
				NCI Building Systems Inc
Automobile Manufacturers - 0.15%				8.25%, 01/15/2023(g)	220	228
Daimler Finance North America LLC				Owens Corning
0.98%, 08/01/2016(g),(h)		855	857	4.20%, 12/01/2024	405	396
Ford Motor Credit Co LLC						$3,610
1.07%, 01/17/2017(h)		625	624
				Chemicals - 0.37%
Hyundai Capital Services Inc
1.09%, 03/18/2017(g),(h)		950	950	Albemarle Corp
				4.15%, 12/01/2024	825	806
Nissan Motor Acceptance Corp
0.83%, 03/03/2017(g),(h)		925	926	Hercules Inc
0.98%, 09/26/2016(g),(h)		875	878	6.50%, 06/30/2029	330	304

Volkswagen International Finance NV				OCP SA
0.76%, 11/18/2016(g),(h)		450	451	5.63%, 04/25/2024	10,500	10,765
						$11,875
			$4,686
				Coal- 0.14%
Automobile Parts & Equipment - 0.01%
				Berau Capital Resources Pte Ltd
ZF North America Capital Inc				12.50%, 07/08/2049(c)	3,800	1,974
4.50%, 04/29/2022(g)		415	402
				Berau Coal Energy Tbk PT
				7.25%, 03/13/2017(c)	4,975	2,642
Banks- 2.69%						$4,616
Banco do Brasil SA/Cayman
9.00%, 06/29/2049(g)		4,000	3,170	Commercial Mortgage Backed Securities - 0.38%
Bank of America Corp				Bear Stearns Commercial Mortgage Securities
1.33%, 01/15/2019(h)		435	439	Trust 2004-PWR2
				6.93%, 05/11/2039(g),(h)	78	80
3.95%, 04/21/2025		1,175	1,138
4.20%, 08/26/2024		1,390	1,379	BLCP Hotel Trust
				2.70%, 08/15/2029(g),(h)	300	299
6.00%, 09/01/2017		1,100	1,187	3.87%, 08/15/2029(g),(h)	300	300
Bank of Sharjah
3.37%, 06/08/2020		6,700	6,524	BXHTL Mezzanine Trust
				8.39%, 05/15/2020(c),(e),(h)	1,100	1,100
BBVA Bancomer SA/Texas
6.50%, 03/10/2021		10,975	11,784	COMM 2014-SAVA Mortgage Trust
				1.35%, 06/15/2034(g),(h)	118	118
Burgan Tier 1 Financing Ltd				1.95%, 06/15/2034(g),(h)	145	145
7.25%, 09/30/2049(h)		10,000	9,775
				2.60%, 06/15/2034(g),(h)	290	289
Finansbank AS/Turkey
5.15%, 11/01/2017		7,500	7,539	CSMC 2015-TWNI Trust
				1.45%, 03/15/2017(g),(h)	1,100	1,096
Intesa Sanpaolo SpA
5.02%, 06/26/2024(g)		4,210	4,115	Del Coronado Trust 2013-DEL MZ
				5.20%, 03/15/2018(e),(g),(h)	200	199
Krung Thai Bank PCL/Cayman Islands
5.20%, 12/26/2024(h)		4,000	4,026	Extended Stay America Trust 2013-ESH
				4.17%, 12/05/2031(g),(h)	857	865
Morgan Stanley
4.35%, 09/08/2026		1,345	1,344	Ginnie Mae
				0.79%, 01/16/2053(h)	7,983	459
Novo Banco SA
2.63%, 05/08/2017	EUR	5,400	5,878	GP Portfolio Trust 2014-GGP
				1.14%, 02/15/2027(g),(h)	445	444
4.00%, 01/21/2019		6,000	6,621
				GS Mortgage Securities Trust 2007-GG10
Royal Bank of Scotland Group PLC				5.99%, 08/10/2045(h)	1,275	1,277
6.13%, 12/15/2022		$1,680	1,811
8.00%, 12/29/2049(h)		1,955	1,997	Hilton USA Trust 2013-HLT
				3.71%, 11/05/2030(g),(h)	275	275
Santander Holdings USA Inc/PA				4.41%, 11/05/2030(g),(h)	190	191
4.50%, 07/17/2025		4,250	4,261	4.60%, 11/05/2030(g),(h)	215	216
Societe Generale SA
7.88%, 12/29/2049(g),(h)		2,200	2,208	JP Morgan Chase Commercial Mortgage
7.88%, 12/29/2049(h)		2,080	2,088	Securities Trust 2007-LDP10
Turkiye Vakiflar Bankasi TAO				5.46%, 01/15/2049	250	257
5.00%, 10/31/2018		5,000	5,043	Morgan Stanley Capital I Trust 2007-HQ12
				5.86%, 04/12/2049(h)	279	293
6.87%, 02/03/2025(g),(h)		4,000	3,826
			$86,153

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Commercial Mortgage Backed Securities (continued)			Credit Card Asset Backed Securities (continued)
Morgan Stanley Capital I Trust 2011-C2			Citibank Credit Card Issuance
5.48%, 06/15/2044(g),(h)	$475	$507	Trust (continued)
Motel 6 Trust 2015-M6MZ			1.73%, 04/09/2020(h)		$600	$605
8.23%, 02/05/2020(c),(e),(g),(h)	2,825	2,837	Discover Card Execution Note Trust
SCG Trust 2013-SRP1			0.55%, 08/17/2020(h)		2,115	2,113
2.70%, 11/15/2026(g),(h)	365	365	1.39%, 04/15/2020		615	616
3.44%, 11/15/2026(g),(h)	400	401	World Financial Network Credit Card Master
3.53%, 11/15/2026(g),(h)	200	200	Trust
		$12,213	0.58%, 12/15/2019(h)		305	304
			0.68%, 02/15/2022(h)		165	164
Commercial Services - 0.28%						$33,185
DP World Ltd
6.85%, 07/02/2037	6,600	7,103	Diversified Financial Services - 0.68%
Verisk Analytics Inc			Air Lease Corp
5.50%, 06/15/2045	1,990	1,966	3.75%, 02/01/2022		1,685	1,685
		$9,069	4.25%, 09/15/2024		1,570	1,552
			Aircastle Ltd
Computers - 0.08%			5.50%, 02/15/2022		800	828
Apple Inc
0.36%, 05/12/2017(h)	2,300	2,300	Ally Financial Inc
			2.75%, 01/30/2017		100	100
IHS Inc			3.13%, 01/15/2016		100	100
5.00%, 11/01/2022	415	419	3.25%, 09/29/2017		550	550
		$2,719	3.50%, 07/18/2016		100	101
Cosmetics & Personal Care - 0.01%			4.13%, 03/30/2020		3,475	3,484
Procter & Gamble Co/The			4.75%, 09/10/2018		1,300	1,341
0.39%, 11/04/2016(h)	445	445	5.50%, 02/15/2017		1,100	1,136
			Corp Financiera de Desarrollo SA
			3.25%, 07/15/2019(g)		200	201
Credit Card Asset Backed Securities - 1.04%			5.25%, 07/15/2029(g),(h)		265	265
American Express Credit Account Master			Dragon Aviation Finance Luxembourg SA
Trust			4.00%, 11/28/2022(e)		5,230	5,178
0.47%, 01/15/2020(h)	1,065	1,065

0.49%, 01/15/2020(h)	1,050	1,050
			Financiera de Desarrollo Territorial SA
			Findeter
0.49%, 05/15/2020(h)	520	520	7.88%, 08/12/2024(g)	COP	3,380,000	1,048
0.98%, 05/15/2019(h)	265	265
			General Electric Capital Corp
1.26%, 01/15/2020(h)	815	817	0.52%, 01/14/2016(h)		$460	460
1.43%, 06/15/2020	610	611
1.49%, 04/15/2020(h)	210	211	Ladder Capital Finance Holdings LLLP /
			Ladder Capital Finance Corp
			5.88%, 08/01/2021(g)		1,885	1,795
American Express Credit Account Master
Trust 2013-1			Quicken Loans Inc
0.62%, 02/16/2021(h)	410	411	5.75%, 05/01/2025(g)		2,075	2,023
American Express Credit Account Secured						$21,847
Note Trust 2012-4
0.44%, 05/15/2020(h)	520	519	Electric - 0.54%
BA Credit Card Trust			AES Andres Dominicana Ltd / Itabo
0.53%, 06/15/2020(h)	1,785	1,786	Dominicana Ltd
0.58%, 06/15/2021(h)	315	315	9.50%, 11/12/2020		1,500	1,545
Barclays Dryrock Issuance Trust			Cia de Eletricidade do Estado da Bahia
2.41%, 07/15/2022(h)	455	462	11.75%, 04/27/2016(g)	BRL	350	93
Capital One Multi-Asset Execution Trust			Duke Energy Progress LLC
0.25%, 11/15/2019(h)	1,195	1,190	0.48%, 03/06/2017(h)		$220	219
0.96%, 09/16/2019(h)	425	425	EDP Finance BV
1.39%, 01/15/2021(h)	1,100	1,101	4.13%, 01/15/2020(g)		1,200	1,205
1.48%, 07/15/2020	555	558	Enel SpA
1.60%, 05/17/2021	1,180	1,182	8.75%, 09/24/2073(g),(h)		3,970	4,634
2.08%, 03/15/2023(h)	2,535	2,538	Saudi Electricity Global Sukuk Co 3
Chase Issuance Trust			5.50%, 04/08/2044(g),(i)		9,000	9,133
0.25%, 04/15/2019(h)	755	753	Talen Energy Supply LLC
0.45%, 11/15/2018(h)	865	865	6.50%, 06/01/2025(g)		415	385
0.52%, 02/18/2020(h)	1,270	1,271				$17,214
1.01%, 10/15/2018(h)	900	901
1.26%, 07/15/2019(h)	600	601	Electronics - 0.20%

1.38%, 11/15/2019	890	892	Corning Inc
1.59%, 02/18/2020(h)	1,285	1,291	1.50%, 05/08/2018		2,325	2,316
1.62%, 07/15/2020(h)	2,400	2,409	Flextronics International Ltd
			4.75%, 06/15/2025(g)		790	764
Citibank Credit Card Issuance Trust
0.33%, 12/17/2018(h)	470	468	Keysight Technologies Inc
			4.55%, 10/30/2024(g)		3,385	3,262
0.39%, 05/09/2018(h)	1,490	1,490
0.40%, 08/24/2018(h)	595	592				$6,342
0.62%, 09/10/2020(h)	915	918	Engineering & Construction - 0.15%
0.73%, 02/07/2018(h)	900	900	Odebrecht Finance Ltd
1.02%, 02/22/2019(h)	565	565	8.25%, 04/25/2018(g)	BRL	300	54
1.32%, 09/07/2018(h)	440	441
See accompanying notes.			124

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Engineering & Construction (continued)				Machinery - Construction & Mining - 0.02%
Pratama Agung Pte Ltd				Caterpillar Financial Services Corp
6.25%, 02/24/2020		$5,000	$4,725	0.51%, 03/03/2017(h)		$530	$530
			$4,779

Food- 0.25%				Media- 0.34%
BRF SA				CCO Holdings LLC / CCO Holdings Capital
7.75%, 05/22/2018(g)	BRL	1,500	352	Corp
Cencosud SA				5.13%, 05/01/2023(g)		1,930	1,930
6.63%, 02/12/2045(g)		$6,300	5,895	CCO Safari II LLC
6.63%, 02/12/2045		1,735	1,623	6.48%, 10/23/2045(g)		1,315	1,338
Cosan Luxembourg SA				CSC Holdings LLC
9.50%, 03/14/2018(g)	BRL	350	83	5.25%, 06/01/2024		170	158
			$7,953	6.75%, 11/15/2021		760	797
				DISH DBS Corp
Gas- 0.55%				5.88%, 07/15/2022		1,905	1,801
Fermaca Enterprises S de RL de CV				5.88%, 11/15/2024		1,925	1,754
6.38%, 03/30/2038		$14,494	13,914	6.75%, 06/01/2021		985	989
Intergas Finance BV				Grupo Televisa SAB
6.38%, 05/14/2017		3,500	3,571	7.25%, 05/14/2043	MXN	4,370	226
			$17,485	NBCUniversal Enterprise Inc
				5.25%, 12/19/2049(g)		$1,205	1,272
Healthcare - Products - 0.05%
Becton Dickinson and Co				Time Warner Cable Inc
0.74%, 06/15/2016(h)		1,515	1,514	4.50%, 09/15/2042		645	517
							$10,782

Healthcare - Services - 0.02%				Mining - 0.23%
Universal Health Services Inc				Gold Fields Orogen Holdings BVI Ltd
3.75%, 08/01/2019(g)		725	739	4.88%, 10/07/2020		8,800	7,480

Holding Companies - Diversified - 0.45%				Miscellaneous Manufacturers - 0.09%
Alfa SAB de CV				GE Accounts Receivable Funding Master
6.88%, 03/25/2044(g)		400	395	6.99%, 08/24/2017(e),(h)		2,400	2,400
				Textron Financial Corp
Dubai Holding Commercial Operations MTN				6.00%, 02/15/2067(g),(h)		700	560
Ltd
6.00%, 02/01/2017	GBP	9,000	13,940				$2,960
			$14,335	Mortgage Backed Securities - 1.13%
Insurance - 0.16%				Adjustable Rate Mortgage Trust 2004-4
				2.72%, 03/25/2035(h)		128	124
Assicurazioni Generali SpA
7.75%, 12/12/2042	EUR	2,600	3,561	Adjustable Rate Mortgage Trust 2004-5
				2.57%, 04/25/2035(h)		265	262
Old Republic International Corp				2.59%, 04/25/2035(h)		162	158
4.88%, 10/01/2024		$1,630	1,691
			$5,252	Alternative Loan Trust 2003-20CB
				5.75%, 10/25/2033		134	140
Internet - 0.25%				Alternative Loan Trust 2003-9T1
Baidu Inc				5.50%, 07/25/2033(h)		111	112
4.13%, 06/30/2025		8,000	7,878	Alternative Loan Trust 2004-14T2
				5.50%, 08/25/2034		127	134
Investment Companies - 0.54%				Alternative Loan Trust 2004-27CB
				6.00%, 12/25/2034(h)		973	972
Beijing State-Owned Assets Management
Hong Kong				Alternative Loan Trust 2004-28CB
4.13%, 05/26/2025		6,500	6,179	5.75%, 01/25/2035		97	98
ICD Sukuk Co Ltd				Alternative Loan Trust 2004-J3
3.51%, 05/21/2020		11,165	11,109	5.50%, 04/25/2034		130	134
			$17,288	Alternative Loan Trust 2005-14
				0.41%, 05/25/2035(h)		644	531
Iron & Steel - 0.18%				Alternative Loan Trust 2005-J1
ArcelorMittal				5.50%, 02/25/2025		260	266
7.75%, 10/15/2039(h)		470	436	Alternative Loan Trust 2006-4CB
JSW Steel Ltd				5.50%, 04/25/2036		450	438
4.75%, 11/12/2019		6,250	5,443	Alternative Loan Trust 2007-4CB
			$5,879	5.75%, 04/25/2037		150	136

Lodging - 0.47%
Interval Acquisition Corp				Banc of America Alternative Loan Trust 2003-10
5.63%, 04/15/2023(g)		1,085	1,071	5.50%, 12/25/2033		169	174
				5.50%, 12/25/2033(h)		241	247

MCE Finance Ltd
5.00%, 02/15/2021		6,500	5,947
				Banc of America Alternative Loan Trust 2003-8

MGM Resorts International				5.50%, 10/25/2033		166	174
6.00%, 03/15/2023		3,175	3,223

Studio City Finance Ltd				Banc of America Alternative Loan Trust 2005-6
8.50%, 12/01/2020		5,000	4,900	5.25%, 07/25/2035(h)		246	226
			$15,141

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Banc of America Funding 2004-B Trust			GMACM Mortgage Loan Trust 2005-AR4
2.49%, 11/20/2034(h)	$275	$265	3.19%, 07/19/2035(h)	$155	$147
Banc of America Funding 2005-5 Trust			GSR Mortgage Loan Trust 2004-14
5.50%, 09/25/2035	104	108	2.77%, 12/25/2034(h)	199	197
Banc of America Funding 2005-7 Trust			GSR Mortgage Loan Trust 2005-4F
5.75%, 11/25/2035(h)	183	188	6.50%, 02/25/2035	210	213
Banc of America Funding 2007-4 Trust			GSR Mortgage Loan Trust 2005-AR6
5.50%, 11/25/2034	254	257	2.78%, 09/25/2035(h)	467	471
Banc of America Mortgage 2005-A Trust			GSR Mortgage Loan Trust 2006-8F
2.65%, 02/25/2035(h)	77	75	6.00%, 09/25/2036	289	241
Bear Stearns ARM Trust 2004-6			Harborview Mortgage Loan Trust
2.94%, 09/25/2034(h)	978	942	0.57%, 10/19/2033(h)	1,255	1,176
Bear Stearns ARM Trust 2005-12			IndyMac INDX Mortgage Loan Trust 2005-
2.56%, 02/25/2036(h)	432	339	AR11
Chase Mortgage Finance Trust Series 2007-			2.61%, 08/25/2035(h)	1,088	910
A1			IndyMac INDX Mortgage Loan Trust 2005-
2.47%, 03/25/2037(h)	1,081	1,004	AR16 IP
CHL Mortgage Pass-Through Trust 2004-12			0.84%, 07/25/2045(h)	315	272
2.88%, 08/25/2034(h)	192	168	JP Morgan Alternative Loan Trust
CHL Mortgage Pass-Through Trust 2004-			2.55%, 03/25/2036(h)	895	775
HYB4			4.13%, 03/25/2036(h)	29	24
2.57%, 09/20/2034(h)	101	96	JP Morgan Mortgage Trust 2003-A2
CHL Mortgage Pass-Through Trust 2004-			1.99%, 11/25/2033(h)	191	190
HYB8			JP Morgan Mortgage Trust 2005-A1
3.25%, 01/20/2035(h)	127	124	2.65%, 02/25/2035(h)	378	377
CHL Mortgage Pass-Through Trust 2005-11			JP Morgan Mortgage Trust 2005-A2
0.47%, 04/25/2035(h)	160	139	2.40%, 04/25/2035(h)	283	274
CHL Mortgage Pass-Through Trust 2005-21			JP Morgan Mortgage Trust 2005-A3
5.50%, 10/25/2035(h)	206	193	2.69%, 06/25/2035(h)	159	160
Citicorp Mortgage Securities Trust Series			JP Morgan Mortgage Trust 2005-S3
2006-4			6.00%, 01/25/2036(h)	329	291
6.00%, 08/25/2036(h)	86	87	JP Morgan Mortgage Trust 2006-A1
Citigroup Mortgage Loan Trust 2005-11			2.51%, 02/25/2036(h)	245	217
2.73%, 10/25/2035(h)	289	286	JP Morgan Mortgage Trust 2006-A7
Citigroup Mortgage Loan Trust 2014-11			2.58%, 01/25/2037(h)	414	363
0.33%, 08/25/2036(g),(h)	1,103	1,022	JP Morgan Mortgage Trust 2007-S1
Citigroup Mortgage Loan Trust 2015-2			5.75%, 03/25/2037	326	269
0.39%, 06/25/2047(g),(h)	935	862	Lehman Mortgage Trust 2006-1
Citigroup Mortgage Loan Trust Inc			5.50%, 02/25/2036	44	42
2.66%, 05/25/2035(h)	140	137	Lehman XS Trust Series 2006-4N
2.73%, 08/25/2035(h)	1,157	1,123	0.42%, 04/25/2046(h)	1,068	774
CitiMortgage Alternative Loan Trust Series			MASTR Adjustable Rate Mortgages Trust
2006-A4			2004-7
6.00%, 09/25/2036	331	297	2.61%, 07/25/2034(h)	360	349
Credit Suisse First Boston Mortgage Securities			MASTR Adjustable Rate Mortgages Trust
Corp			2006-2
2.55%, 11/25/2033(h)	117	113	2.67%, 04/25/2036(h)	210	202
2.62%, 05/25/2034(h)	316	307	MASTR Alternative Loan Trust 2003-9
5.20%, 12/25/2033(h)	75	75	5.25%, 11/25/2033	107	111
5.25%, 11/25/2020	757	760	MASTR Alternative Loan Trust 2004-12
5.25%, 05/25/2028	21	21	5.25%, 12/25/2034	25	25
5.50%, 11/25/2035	210	193	MASTR Alternative Loan Trust 2004-5
CSMC Mortgage-Backed Trust 2006-8			5.50%, 06/25/2034	113	118
6.50%, 10/25/2021(h)	117	99	6.00%, 06/25/2034	136	141
Deutsche Alt-A Securities Inc Mortgage Loan			MASTR Alternative Loan Trust 2004-8
Trust Series 2005-3			6.00%, 09/25/2034	607	636
5.25%, 06/25/2035	81	82	Merrill Lynch Alternative Note Asset Trust
Deutsche Alt-A Securities Inc Mortgage Loan			Series 2007-F1
Trust Series 2005-5			6.00%, 03/25/2037	166	130
5.50%, 11/25/2035	141	135	Merrill Lynch Mortgage Investors Trust Series
Deutsche Alt-A Securities Inc Mortgage Loan			MLCC 2006-1
Trust Series 2005-6			2.48%, 02/25/2036(h)	1,320	1,284
5.50%, 12/25/2035(h)	150	126	Merrill Lynch Mortgage Investors Trust Series
FDIC 2013-N1 Trust			MLCC 2006-2
4.50%, 10/25/2018(g)	73	74	2.13%, 05/25/2036(h)	74	73
Freddie Mac Structured Agency Credit Risk			Merrill Lynch Mortgage Investors Trust Series
Debt Notes			MLCC 2007-1
1.85%, 04/25/2024(h)	500	496	2.57%, 01/25/2037(h)	149	138
2.05%, 10/25/2027(h)	550	547	Morgan Stanley Mortgage Loan Trust 2006-
2.40%, 02/25/2024(h)	500	503	11
GMACM Mortgage Loan Trust 2003-J7			6.00%, 08/25/2036(h)	209	193
5.00%, 11/25/2033	24	24

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)				Oil & Gas - 3.42%
National City Mortgage Capital Trust				Antero Resources Corp
6.00%, 03/25/2038(h)		$896	$942	5.13%, 12/01/2022		$295	$267
Provident Funding Mortgage Loan Trust 2005-				Baytex Energy Corp
2				5.13%, 06/01/2021(g)		35	30
2.66%, 10/25/2035(h)		130	129	5.63%, 06/01/2024(g)		135	113
Residential Asset Securitization Trust 2005-				Bonanza Creek Energy Inc
A8	CB			5.75%, 02/01/2023		210	143
5.38%, 07/25/2035		446	400	6.75%, 04/15/2021		55	41
Residential Asset Securitization Trust 2007-				BP Capital Markets PLC
A6				0.73%, 11/07/2016(h)		385	385
6.00%, 06/25/2037(h)		213	190	California Resources Corp
RFMSI Series 2006-S1 Trust				5.50%, 09/15/2021		10	8
5.75%, 01/25/2036		164	168	6.00%, 11/15/2024		1,360	1,008
Structured Adjustable Rate Mortgage Loan				Chesapeake Energy Corp
Trust				3.54%, 04/15/2019(h)		1,000	745
0.51%, 07/25/2035(h)		120	86	4.88%, 04/15/2022		635	460
2.38%, 06/25/2034(h)		308	303	6.13%, 02/15/2021		35	27
2.47%, 11/25/2034(h)		404	408	6.63%, 08/15/2020		25	20
2.71%, 09/25/2034(h)		531	530	Chevron Corp
Structured Asset Securities Corp Mortgage				0.49%, 11/15/2017(h)		1,480	1,478
Pass-Through Certificates Series 2004-20				Concho Resources Inc
5.75%, 11/25/2034		163	170	5.50%, 10/01/2022		310	305
Structured Asset Securities Corp Trust 2005-				5.50%, 04/01/2023		1,410	1,393
1				ConocoPhillips Co
5.50%, 02/25/2035		224	228	0.65%, 05/15/2018(h)		2,350	2,349
WaMu Mortgage Pass-Through Certificates				Continental Resources Inc/OK
Series 2004-CB2 Trust				3.80%, 06/01/2024		65	55
5.50%, 07/25/2034		80	83	4.50%, 04/15/2023		50	45
WaMu Mortgage Pass-Through Certificates				5.00%, 09/15/2022		3,725	3,376
Series 2005-AR10 Trust				Delek & Avner Tamar Bond Ltd
2.50%, 09/25/2035(h)		1,175	1,133	5.08%, 12/30/2023(g)		8,000	8,040
WaMu Mortgage Pass-Through Certificates				5.41%, 12/30/2025(g),(i)		13,000	13,097
Series 2005-AR7 Trust				Diamondback Energy Inc
2.48%, 08/25/2035(h)		1,495	1,493	7.63%, 10/01/2021		1,115	1,171
WaMu Mortgage Pass-Through Certificates				Gazprom OAO Via Gaz Capital SA
Series 2006-AR19 Trust				3.76%, 03/15/2017	EUR	4,000	4,501
1.94%, 01/25/2047(h)		975	879	4.30%, 11/12/2015(g)		$5,600	5,626
WaMu Mortgage Pass-Through Certificates				6.00%, 01/23/2021		2,000	1,946
Series 2007-HY5 Trust				Halcon Resources Corp
2.04%, 05/25/2037(h)		737	638	8.63%, 02/01/2020(g)		380	333
Washington Mutual Mortgage Pass-Through				Lukoil International Finance BV
Certificates WMALT Series 2006-2 Trust				3.42%, 04/24/2018		3,000	2,847
6.00%, 03/25/2036(h)		157	146	Matador Resources Co
Wells Fargo Mortgage Backed Securities				6.88%, 04/15/2023(g)		1,472	1,420
2003-J Trust				MEG Energy Corp
2.65%, 10/25/2033(h)		56	57	6.38%, 01/30/2023(g)		210	169
Wells Fargo Mortgage Backed Securities				6.50%, 03/15/2021(g)		40	33
2003-M Trust				7.00%, 03/31/2024(g)		145	118
2.62%, 12/25/2033(h)		359	360	Noble Energy Inc
Wells Fargo Mortgage Backed Securities				5.63%, 05/01/2021		760	767
2004-A Trust				5.88%, 06/01/2022		410	415
2.64%, 02/25/2034(h)		156	156	5.88%, 06/01/2024		70	72
Wells Fargo Mortgage Backed Securities				Oasis Petroleum Inc
2005-11 Trust				6.88%, 03/15/2022		300	249
5.50%, 11/25/2035		56	58	Odebrecht Offshore Drilling Finance Ltd
Wells Fargo Mortgage Backed Securities				6.75%, 10/01/2023		10,799	6,156
2005-12 Trust				OGX Austria GmbH
5.50%, 11/25/2035		97	99	0.00%, 06/01/2018(b),(g)		600	1
Wells Fargo Mortgage Backed Securities				0.00%, 04/01/2022(b),(g)		1,100	—
2005-16 Trust				Pacific Exploration and Production Corp
6.00%, 01/25/2036(h)		235	241	5.13%, 03/28/2023(g)		2,270	1,135
Wells Fargo Mortgage Backed Securities				5.13%, 03/28/2023		2,000	1,000
2005-17 Trust				5.38%, 01/26/2019(g)		690	373
5.50%, 01/25/2036(h)		118	121	Pertamina Persero PT
Wells Fargo Mortgage Backed Securities				5.63%, 05/20/2043		5,000	4,144
2005-AR10 Trust				Petrobras Global Finance BV
2.68%, 06/25/2035(h)		624	634	2.75%, 01/15/2018	EUR	9,500	9,808
2.68%, 06/25/2035(h)		119	120	3.25%, 04/01/2019		3,625	3,614
Wells Fargo Mortgage Backed Securities				5.63%, 05/20/2043		$2,900	2,006
Trust				Petroleos de Venezuela SA
2.74%, 08/25/2034(h)		177	176	6.00%, 11/15/2026		10,000	3,350
			$36,324

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

		Principal				Principal
BONDS (continued)		Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)					Other Asset Backed Securities (continued)
Petroleos Mexicanos					OneMain Financial Issuance Trust 2014-2
7.65%, 11/24/2021(g),(h)		MXN	6,500	$400	2.47%, 09/18/2024(e),(g)		$130	$131
Puma International Financing SA					3.02%, 09/18/2024(e),(g),(h)		130	130
6.75%, 02/01/2021			$6,000	6,029	5.31%, 09/18/2024(e),(g),(h)		1,210	1,204
Reliance Industries Ltd					OneMain Financial Issuance Trust 2015-1
4.13%, 01/28/2025			8,400	8,185	3.19%, 03/18/2026(g),(h)		220	223
Rosneft Finance SA					Rise Ltd
7.88%, 03/13/2018			6,000	6,260	4.75%, 02/15/2039(c),(e),(h)		453	455
RSP Permian Inc					Sierra Timeshare 2012-1 Receivables Funding
6.63%, 10/01/2022(g)			1,105	1,083	LLC
6.63%, 10/01/2022(g)			1,400	1,372	2.84%, 11/20/2028(g)		31	31
Sabine Oil & Gas Corp					Sierra Timeshare 2013-1 Receivables Funding
0.00%, 06/15/2019(b)			300	46	LLC
Shell International Finance BV					1.59%, 11/20/2029(g),(h)		145	144
0.53%, 11/15/2016(h)			455	456	Sierra Timeshare 2013-3 Receivables Funding
SM Energy Co					LLC
5.00%, 01/15/2024			385	329	2.20%, 10/20/2030(g),(h)		338	339
Ultra Petroleum Corp					Springleaf Funding Trust 2014-A
6.13%, 10/01/2024(g)			130	86	2.41%, 12/15/2022(g),(h)		290	289
Whiting Petroleum Corp					TAL Advantage V LLC
5.00%, 03/15/2019			90	81	3.55%, 11/20/2038(g),(h)		433	435
6.50%, 10/01/2018			745	700	U.S. Residential Opportunity Fund IV Trust
				$109,666	2015-1
					3.72%, 02/27/2035(g),(h)		855	852
Oil & Gas Services - 0.01%					US Residential Opportunity Fund III Trust
Western Refining Logistics LP / WNRL					2015-1
Finance Corp					3.72%, 01/27/2035(g),(h)		996	993
7.50%, 02/15/2023			395	399	VOLT XXII LLC
					3.50%, 02/25/2055(g),(h)		1,800	1,795
Other Asset Backed Securities - 0.72%					VOLT XXX LLC
AIM Aviation Finance Ltd					3.62%, 10/25/2057(g),(h)		824	823
5.07%, 02/15/2040(e),(g),(h)			1,431	1,436	VOLT XXXI LLC
American Homes 4 Rent 2014-SFR1					3.38%, 02/25/2055(g),(h)		423	421
2.75%, 06/17/2031(g),(h)			645	619				$23,164
American Homes 4 Rent 2014-SFR2 Trust
5.15%, 10/17/2036(g),(h)			280	285	Pharmaceuticals - 0.33%
6.23%, 10/17/2036(g),(h)			695	718	AbbVie Inc
					3.60%, 05/14/2025		2,425	2,387
American Homes 4 Rent 2014-SFR3 Trust
6.42%, 12/17/2036(g),(h)			900	942	Actavis Funding SCS
					1.37%, 03/12/2018(h)		2,500	2,504
American Homes 4 Rent 2015-SFR1
5.64%, 04/17/2052(g),(h)			1,045	1,023	Johnson & Johnson
					0.40%, 11/28/2016(h)		430	430
CAM Mortgage LLC 2015-1
3.50%, 07/15/2064(g)			1,784	1,783	Merck & Co Inc
					0.44%, 02/10/2017(h)		1,665	1,664
CLI Funding V LLC
3.38%, 10/18/2029(g)			642	641	Valeant Pharmaceuticals International
					6.38%, 10/15/2020(g)		645	672
Colony American Homes 2014-1
2.10%, 05/17/2031(g),(h)			290	286	Valeant Pharmaceuticals International Inc
					4.50%, 05/15/2023(g)	EUR	2,125	2,295
2.40%, 05/17/2031(g),(h)			495	485
					5.50%, 03/01/2023(g)		$670	679
Colony American Homes 2014-2
3.39%, 07/17/2031(g),(h)			1,000	980				$10,631
Colony American Homes 2015-1					Pipelines - 0.33%
2.35%, 07/17/2032(g),(h)			415	403	Energy Transfer Partners LP
Cronos Containers Program I Ltd					6.13%, 12/15/2045		1,390	1,337
3.27%, 11/18/2029(g)			949	957	MarkWest Energy Partners LP / MarkWest
GCA2014 Holdings Ltd - Class C					Energy Finance Corp
6.00%, 01/05/2030(c),(e),(g),(h)			651	651	4.88%, 12/01/2024		3,005	2,787
GCA2014 Holdings Ltd - Class D					Regency Energy Partners LP / Regency
7.50%, 01/05/2030(c),(e),(g),(h)			238	238	Energy Finance Corp
GCA2014 Holdings Ltd - Class E					5.75%, 09/01/2020		530	562
0.00%, 01/05/2030(b),(c),(e),(g),(h)			1,030	589	Sabine Pass Liquefaction LLC
Global Container Assets Ltd					5.63%, 03/01/2025(g)		3,005	2,905
4.50%, 02/05/2030(g),(h)			399	404	Targa Resources Partners LP / Targa
Invitation Homes 2014-SFR1 Trust					Resources Partners Finance Corp
1.70%, 06/17/2031(g),(h)			1,180	1,166	4.25%, 11/15/2023		35	31
Invitation Homes 2015-SFR1 Trust					5.25%, 05/01/2023		135	127
4.40%, 03/17/2032(g),(h)			280	280	6.38%, 08/01/2022		210	209
Oak Hill Advisors Residential Loan Trust					Williams Partners LP
2015-NP	L2				4.00%, 09/15/2025		2,935	2,621
3.72%, 07/25/2055(g),(h)			770	770				$10,579
OneMain Financial Issuance Trust 2014-1
2.43%, 06/18/2024(g),(h)			240	243

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Real Estate - 1.04%				Sovereign (continued)
Agile Property Holdings Ltd				KazAgro National Management Holding JSC
8.38%, 02/18/2019		$1,500	$1,462	3.26%, 05/22/2019	EUR	7,500	$7,603
8.88%, 04/28/2017		3,000	2,985	Kazakhstan Government International Bond
China Overseas Finance Cayman III Ltd				6.50%, 07/21/2045(g)		$9,000	8,685
6.38%, 10/29/2043		5,000	5,121	Republic of Angola Via Northern Lights III
Country Garden Holdings Co Ltd				BV
7.25%, 04/04/2021		5,500	5,528	7.00%, 08/16/2019		7,000	6,800
MAF Global Securities Ltd				Sri Lanka Government International Bond
7.13%, 10/29/2049(h)		12,000	12,762	6.25%, 10/04/2020		5,000	5,063
Rialto Holdings LLC / Rialto Corp							$50,053
7.00%, 12/01/2018(g)		2,238	2,305
Shimao Property Holdings Ltd				Student Loan Asset Backed Securities - 0.03%
8.13%, 01/22/2021		3,000	3,068	SoFi Professional Loan Program 2014-B
				LLC
			$33,231	1.45%, 08/25/2032(g),(h)		111	111
REITS- 0.09%				SoFi Professional Loan Program 2015-A
Brixmor Operating Partnership LP				LLC
3.85%, 02/01/2025		1,000	955	1.40%, 03/25/2033(g),(h)		693	692
Healthcare Realty Trust Inc							$803
3.88%, 05/01/2025		690	661
Host Hotels & Resorts LP				Telecommunications - 0.78%
5.25%, 03/15/2022		265	284	AT&T Inc
				0.70%, 03/30/2017(h)		1,525	1,519
iStar Inc
4.00%, 11/01/2017		980	958	Axtel SAB de CV
				9.00%, 01/31/2020(h)		7,000	6,650
			$2,858
				B Communications Ltd
Retail - 0.02%				7.38%, 02/15/2021(g)		7,000	7,490
Foot Locker Inc				Digicel Group Ltd
8.50%, 01/15/2022		410	486	7.13%, 04/01/2022		7,750	6,752
				Level 3 Financing Inc
				5.13%, 05/01/2023(g)		2,240	2,184
Semiconductors - 0.14%
				Oi SA
KLA-Tencor Corp				9.75%, 09/15/2016(g)	BRL	1,475	358
4.65%, 11/01/2024		2,437	2,397
Micron Technology Inc							$24,953
5.25%, 01/15/2024(g)		1,130	1,048	Transportation - 0.02%
5.63%, 01/15/2026(g)		1,320	1,198	Canadian National Railway Co
			$4,643	0.50%, 11/06/2015(h)		$610	610

Software - 0.07%
Open Text Corp				TOTAL BONDS			$699,456
5.63%, 01/15/2023(g)		1,245	1,245		Principal
Oracle Corp				CONVERTIBLE BONDS - 2.47%	Amount (000's) Value (000's)
0.48%, 07/07/2017(h)		1,075	1,074	Apparel - 0.01%
			$2,319	Iconix Brand Group Inc
				1.50%, 03/15/2018		515	419
Sovereign - 1.56%
1MDB Global Investments Ltd
4.40%, 03/09/2023		12,000	9,446	Automobile Manufacturers - 0.05%
Cyprus Government International Bond				Tesla Motors Inc
4.63%, 02/03/2020(g)	EUR	1,500	1,765	1.50%, 06/01/2018		775	1,584
4.75%, 06/25/2019		5,000	5,886
Hellenic Republic Government Bond
3.00%, 02/24/2023(h)		375	280	Automobile Parts & Equipment - 0.02%
3.00%, 02/24/2024(h)		375	276	Meritor Inc
3.00%, 02/24/2025(h)		375	271	7.88%, 03/01/2026		325	502
3.00%, 02/24/2026(h)		375	263
3.00%, 02/24/2027(h)		375	259	Banks- 0.31%
3.00%, 02/24/2028(h)		375	253	Bank of New York Mellon Luxembourg
3.00%, 02/24/2029(h)		375	247	SA/The
3.00%, 02/24/2030(h)		375	242	4.47%, 12/15/2050(h)	EUR	14,000	9,927
3.00%, 02/24/2031(h)		375	239
3.00%, 02/24/2032(h)		375	235
3.00%, 02/24/2033(h)		375	231	Biotechnology - 0.05%
3.00%, 02/24/2034(h)		375	228	Acorda Therapeutics Inc
				1.75%, 06/15/2021(a)		$875	875
3.00%, 02/24/2035(h)		375	227
3.00%, 02/24/2036(h)		375	224	Emergent BioSolutions Inc
3.00%, 02/24/2037(h)		375	222	2.88%, 01/15/2021		155	192
3.00%, 02/24/2038(h)		375	222	Medicines Co/The
				2.50%, 01/15/2022(g)		425	586
3.00%, 02/24/2039(h)		375	221
3.00%, 02/24/2040(h)		375	221				$1,653
3.00%, 02/24/2041(h)		375	222
3.00%, 02/24/2042(h)		375	222

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal				Principal
CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)			CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)

Coal- 0.00%				Leisure Products & Services - 0.02%
Alpha Natural Resources Inc				Jarden Corp
0.00%, 12/15/2020(b)		$100	$3	1.13%, 03/15/2034	$500	$579

Computers - 0.03%				Miscellaneous Manufacturers - 0.03%
SanDisk Corp				Trinity Industries Inc
1.50%, 08/15/2017		850	1,059	3.88%, 06/01/2036	650	832

Diversified Financial Services - 0.02%				Oil & Gas - 0.17%
Element Financial Corp				Cheniere Energy Inc
5.13%, 06/30/2019(g)	CAD	725	680	4.25%, 03/15/2045	1,150	820
				Chesapeake Energy Corp
				2.50%, 05/15/2037	1,140	993
Electric - 0.02%
				Whiting Petroleum Corp
NRG Yield Inc				1.25%, 04/01/2020(g)	4,145	3,500
3.25%, 06/01/2020(g)		$225	197
3.50%, 02/01/2019(g)		650	608			$5,313
			$805	Pharmaceuticals - 0.02%

Electrical Components & Equipment - 0.00%				Herbalife Ltd
				2.00%, 08/15/2019	900	819
General Cable Corp
4.50%, 11/15/2029(a),(h)		75	53
				REITS- 0.24%

Electronics - 0.02%				Colony Capital Inc
				3.88%, 01/15/2021	625	614

TTM Technologies Inc				Equinix Inc
1.75%, 12/15/2020		550	507	4.75%, 06/15/2016(a)	1,325	4,455

Vishay Intertechnology Inc
2.25%, 11/15/2040		300	248	Redwood Trust Inc
				4.63%, 04/15/2018	140	135
			$755	Spirit Realty Capital Inc
Energy - Alternate Sources - 0.09%				2.88%, 05/15/2019	825	773
SunEdison Inc				3.75%, 05/15/2021	350	323
0.25%, 01/15/2020(a),(g)		1,425	951	Starwood Property Trust Inc
2.00%, 10/01/2018		400	381	3.75%, 10/15/2017	325	324
2.63%, 06/01/2023(g)		1,311	778	4.55%, 03/01/2018	1,175	1,202
2.75%, 01/01/2021		725	669			$7,826
			$2,779
				Semiconductors - 0.57%
Healthcare - Products - 0.02%				Intel Corp
Hologic Inc				2.95%, 12/15/2035(h)	350	410
2.00%, 12/15/2037		325	552	3.25%, 08/01/2039(a)	3,051	4,418
				Microchip Technology Inc
				2.13%, 12/15/2037	600	1,029
Healthcare - Services - 0.17%				Micron Technology Inc
Anthem Inc				2.13%, 02/15/2033	400	657
2.75%, 10/15/2042		1,950	3,668	3.13%, 05/01/2032	300	535
Molina Healthcare Inc				Novellus Systems Inc
1.13%, 01/15/2020		975	1,844	2.63%, 05/15/2041	3,848	8,254
			$5,512	NVIDIA Corp
Insurance - 0.06%				1.00%, 12/01/2018	725	894
MGIC Investment Corp				ON Semiconductor Corp
2.00%, 04/01/2020		300	474	2.63%, 12/15/2026	300	338
5.00%, 05/01/2017		775	853	Rovi Corp
				0.50%, 03/01/2020(g)	2,170	1,691
Radian Group Inc
2.25%, 03/01/2019(a)		300	509			$18,226
			$1,836	Software - 0.08%
Internet - 0.23%				Electronic Arts Inc
				0.75%, 07/15/2016(a)	875	1,817
LinkedIn Corp
0.50%, 11/01/2019(g)		500	484	Nuance Communications Inc
VeriSign Inc				1.50%, 11/01/2035	608	624
3.25%, 08/15/2037		3,325	6,800			$2,441
			$7,284	Telecommunications - 0.18%
Investment Companies - 0.00%				Ciena Corp
				3.75%, 10/15/2018(g)	475	622
Ares Capital Corp
5.75%, 02/01/2016(a),(g)		50	51	Palo Alto Networks Inc
				0.00%, 07/01/2019(a),(b)	3,225	5,033
Prospect Capital Corp
4.75%, 04/15/2020(a),(h)		100	91			$5,655
			$142	Transportation - 0.03%
Iron & Steel - 0.03%				Ship Finance International Ltd
United States Steel Corp				3.25%, 02/01/2018	600	631
2.75%, 04/01/2019		800	843

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Transportation (continued)			Distribution & Wholesale - 0.04%
UTi Worldwide Inc			American Builders & Contractors Supply Co
4.50%, 03/01/2019	$425	$368	Inc, Term Loan B
		$999	3.50%, 04/05/2020(h)	$569	$566
TOTAL CONVERTIBLE BONDS		$79,078	HD Supply Inc, Term Loan
SENIOR FLOATING RATE INTERESTS -	Principal		3.75%, 08/06/2021(h)	740	735
1.58%	Amount (000's) Value (000's)				$1,301

Aerospace & Defense - 0.07%			Diversified Financial Services - 0.01%
TransDigm Inc, Term Loan C			Aptean Holdings Inc, Term Loan B
3.75%, 02/28/2020(h)	$681	$674	5.25%, 02/21/2020(h)	444	441
TransDigm Inc, Term Loan D
3.75%, 05/21/2021(h)	570	563
			Electric - 0.03%
TransDigm Inc, Term Loan E
3.50%, 05/13/2022(h)	885	874	Calpine Construction Finance Co LP, Term
			Loan B1
		$2,111	3.00%, 04/24/2020(h)	260	254
Agriculture - 0.00%			Calpine Corp, Term Loan B5
			3.50%, 05/20/2022(h)	705	695
Pinnacle Operating Corp, Term Loan B
4.75%, 11/14/2018(h)	165	163			$949
			Electrical Components & Equipment - 0.08%
Automobile Parts & Equipment - 0.03%			Generac Power Systems Inc, Term Loan B
Visteon Corp, Delay-Draw Term Loan B-DD			3.25%, 05/31/2020(h)	2,739	2,681
3.50%, 04/09/2021(h)	897	893
			Food- 0.00%
Building Materials - 0.09%			Reddy Ice Corp, Term Loan
Continental Building Products Operating Co			6.76%, 05/01/2019(h)	54	45
LLC, Term Loan B
4.00%, 08/28/2020(h)	488	484
			Food Service - 0.06%
Ply Gem Industries Inc, Term Loan B
4.00%, 01/17/2021(h)	440	435	Aramark Services Inc, Term Loan F
			3.25%, 02/21/2021(h)	2,001	1,991
Quikrete Holdings Inc, Term Loan B
4.00%, 09/18/2020(h)	1,875	1,863
		$2,782	Hand & Machine Tools - 0.01%
			Milacron LLC, Term Loan B
Chemicals - 0.03%			4.50%, 09/28/2020(h)	168	168
Axalta Coating Systems US Holdings Inc,
Term Loan B
3.75%, 02/01/2020(h)	429	427	Healthcare - Products - 0.08%
Emerald Performance Materials LLC, Term			Mallinckrodt International Finance SA, Term
Loan			Loan B
4.50%, 07/23/2021(h)	268	267	3.25%, 03/05/2021(h)	1,891	1,875
MacDermid Inc, Term Loan B			Ortho-Clinical Diagnostics Inc, Term Loan B
4.50%, 06/05/2020(h)	152	151	4.75%, 06/30/2021(h)	233	229
Royal Holdings Inc/IN, Term Loan			Sterigenics-Nordion Holdings LLC, Term
4.50%, 06/10/2022(h)	270	269	Loan B
			4.25%, 05/06/2022(h)	400	397
		$1,114
					$2,501
Commercial Services - 0.18%
Brickman Group Ltd LLC/The, Term Loan B			Healthcare - Services - 0.01%
4.00%, 12/18/2020(h)	153	150	CHS/Community Health Systems Inc, Term
iQor US Inc, Term Loan B			Loan H
6.00%, 02/19/2021(h)	592	480	4.00%, 01/14/2021(h)	205	205
Pharmaceutical Product Development LLC,
Term Loan			Housewares - 0.01%
4.25%, 08/05/2022(h)	1,280	1,271
			Libbey Glass Inc, Term Loan B
Sedgwick Claims Management Services Inc,			3.75%, 04/09/2021(h)	365	362
Term Loan
3.75%, 02/11/2021(h)	857	839
ServiceMaster Co LLC/The, Term Loan B			Insurance - 0.04%
4.25%, 06/25/2021(h)	2,076	2,064	HUB International Ltd, Term Loan B
			4.00%, 09/17/2020(h)	907	896
USAGM HoldCo LLC, Delay-Draw Term
Loan DD			Hyperion Insurance Group Ltd, Term Loan B
4.75%, 07/27/2022(h)	2	2	5.50%, 03/26/2022(h)	459	460
USAGM HoldCo LLC, Term Loan					$1,356
4.75%, 07/27/2022(h)	901	890
			Internet - 0.03%
		$5,696	Zayo Group LLC, Term Loan B
			3.75%, 05/06/2021(h)	1,081	1,074
Consumer Products - 0.01%
Dell International LLC, Term Loan B2
4.00%, 04/29/2020(h)	399	397

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Investment Companies - 0.00%			Pipelines (continued)
Grosvenor Capital Management Holdings			Southcross Energy Partners LP, Term Loan B
LLLP, Term Loan B			5.25%, 07/29/2021(h)	$294	$280
3.75%, 11/25/2020(h)	$165	$163			$2,009

			Private Equity - 0.01%
Leisure Products & Services - 0.01%			HarbourVest Partners LLC, Term Loan
Performance Sports Group Ltd, Term Loan B			3.25%, 02/04/2021(h)	215	214
4.00%, 04/02/2021(h)	101	100
SRAM LLC, Term Loan B
4.02%, 06/07/2018(h)	303	292	REITS- 0.03%
		$392	Communications Sales & Leasing Inc, Term
			Loan B
Lodging - 0.03%			5.00%, 10/14/2022(h)	880	840
La Quinta Intermediate Holdings LLC, Term
Loan B
3.75%, 02/19/2021(h)	869	866	Retail - 0.09%
			1011778 BC ULC, Term Loan B2
			3.75%, 12/10/2021(h)	570	569
Machinery - Diversified - 0.00%			General Nutrition Centers Inc, Term Loan B
Mirror BidCo Corp, Term Loan B			3.25%, 03/02/2018(h)	841	832
4.25%, 12/28/2019(h)	76	76	Hillman Group Inc/The, Term Loan B
			4.50%, 06/30/2021(h)	53	53
			PetSmart Inc, Term Loan B
Media- 0.09%			4.25%, 03/10/2022(h)	1,027	1,025
CCO Safari III LLC, Term Loan H
3.25%, 07/23/2021(h)	535	533	Staples Inc, Term Loan B
			0.00%, 04/23/2021(h),(j)	192	191
CCO Safari III LLC, Term Loan I
3.50%, 01/23/2023(h)	895	893	Talbots Inc/The, Term Loan B
			5.50%, 03/13/2020(h)	291	284
Time Inc, Delay-Draw Term Loan B-DD
4.25%, 04/21/2021(h)	287	286			$2,954
Virgin Media Investment Holdings Ltd, Term			Semiconductors - 0.04%
Loan F			Entegris Inc, Term Loan B
3.50%, 06/07/2023(h)	1,350	1,334	3.50%, 03/25/2021(h)	142	141
		$3,046	NXP BV, Term Loan D
			3.25%, 01/10/2020(h)	995	989
Metal Fabrication & Hardware - 0.01%
Crosby US Acquisition Corp, Term Loan					$1,130
3.75%, 11/06/2020(h)	310	273	Software - 0.17%
Doncasters US Finance LLC, Term Loan B			Evergreen Skills Lux Sarl, Term Loan
4.50%, 04/05/2020(h)	93	93	3.53%, 04/08/2021(h)	833	823
		$366	IMS Health Inc, Term Loan B
			3.50%, 03/05/2021(h)	302	300
Miscellaneous Manufacturers - 0.02%
			Infor US Inc, Term Loan B5
Gates Global LLC, Term Loan			3.75%, 06/03/2020(h)	1,074	1,042
4.25%, 06/11/2021(h)	639	611
			MA FinanceCo LLC, Term Loan B
			5.25%, 10/07/2021(h)	951	952
Oil & Gas - 0.04%			Renaissance Learning Inc, Term Loan
Power Buyer LLC, Delay-Draw Term Loan			4.50%, 04/02/2021(h)	269	262
DD			SS&C European Holdings SARL, Term Loan
4.25%, 05/06/2020(h)	29	29	B2
Power Buyer LLC, Term Loan			4.00%, 06/29/2022(h)	165	165
4.25%, 05/06/2020(h)	525	520	SS&C Technologies Inc, Term Loan B1
Western Refining Inc, Term Loan B			3.97%, 06/29/2022(h)	1,018	1,019
4.25%, 11/25/2020(h)	781	776	Vertafore Inc, Term Loan
		$1,325	4.25%, 11/03/2019(h)	747	745
					$5,308
Packaging & Containers - 0.00%
FPC Holdings Inc, Term Loan			Telecommunications - 0.10%
5.25%, 11/15/2019(h)	124	119	Integra Telecom Holdings Inc, Term Loan B
			5.25%, 08/14/2020(h)	1,147	1,144
			Level 3 Financing Inc, Term Loan BII
Pharmaceuticals - 0.04%			3.45%, 05/06/2022(h)	429	425
Amneal Pharmaceuticals LLC, Term Loan B
4.50%, 10/31/2019(h)	304	303	LTS Buyer LLC, Term Loan B
			4.00%, 04/01/2020(h)	300	298
DPx Holdings BV, Term Loan B
4.25%, 01/22/2021(h)	233	230	SBA Senior Finance II LLC, Term Loan B
			3.25%, 03/24/2021(h)	1,253	1,238

Endo Luxembourg Finance I Co Sarl, Term					$3,105
Loan
0.00%, 06/24/2022(h),(j)	592	592	Transportation - 0.01%
		$1,125	OSG Bulk Ships Inc, Term Loan B-EXIT
			5.25%, 07/22/2019(h)	213	212
Pipelines - 0.06%
Energy Transfer Equity LP, Term Loan
3.25%, 11/15/2019(h)	1,793	1,729	Trucking & Leasing - 0.02%
			AWAS Aviation Capital Ltd, Term Loan
			3.50%, 06/26/2018(h)	153	153

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal			REPURCHASE AGREEMENTS		Maturity
(continued)	Amount (000's) Value (000's)			(continued)		Amount (000's) Value (000's)

Trucking & Leasing (continued)				Banks (continued)
IBC Capital Ltd, Term Loan				Barclays Bank PLC Repurchase Agreement on $		5,062	$5,074
4.75%, 08/05/2021(h)	$429	$414		securities sold short; (0.50)% dated
		$567		03/17/2015 (collateralized by Saudi
TOTAL SENIOR FLOATING RATE INTERESTS		$50,658		Electricity Global Sukuk Co 2; $5,118,978;
U.S. GOVERNMENT & GOVERNMENT	Principal			3.47%; dated 04/08/23)(m)
AGENCY OBLIGATIONS - 3.45%	Amount (000's)	Value(000	's)	Barclays Bank PLC Repurchase Agreement on		5,084	5,095
				securities sold short; (0.50)% dated
U.S. Treasury - 0.18%				03/26/2015 (collateralized by Saudi
0.25%, 09/30/2015(k)	$5,200	$5,200		Electricity Global Sukuk Co 2; $5,118,978;
				3.47%; dated 04/08/23)(m)
1.50%, 06/30/2016	600	606
		$5,806		Barclays Bank PLC Repurchase Agreement on		4,144	4,148
U.S. Treasury Bill - 3.27%				securities sold short; (0.50)% dated
0.00%, 09/17/2015(i),(l)	25,000	25,000		07/01/2015 (collateralized by Saudi
0.02%, 09/24/2015(i),(l)	20,000	20,000		Electricity Global Sukuk Co 2; $4,095,182;
0.14%, 09/10/2015(i),(l)	55,220	55,220		3.47%; dated 04/08/23)(m)
0.15%, 01/14/2016(k),(l)	1,450	1,449		Barclays Bank PLC Repurchase Agreement on		11,002	11,008
0.27%, 03/03/2016(l)	3,230	3,226		securities sold short; (0.55)% dated
		$104,895		07/24/2015 (collateralized by South Africa
				Government International Bond;
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY				$11,067,031; 5.88%; dated 09/16/25)(m)
OBLIGATIONS		$110,701
				Barclays Bank PLC Repurchase Agreement on		2,139	2,140
				securities sold short; (0.55)% dated
	Maturity			08/19/2015 (collateralized by Bahrain
REPURCHASE AGREEMENTS - 3.23%	Amount (000's)	Value(000	's)	Government International Bond;
				$2,130,208; 6.13%; dated 08/01/23)(m)
Banks- 3.23%
Barclays Bank PLC Repurchase Agreement;	$2,055	$2,057
(0.35)% dated 06/10/2015 (collateralized				Barclays Bank PLC Repurchase Agreement on		2,391	2,392
by Banco Nacional de Desenvolvimento				securities sold short; (0.75)% dated
Economico e Social; $1,929,194; 5.75%;				08/14/2015 (collateralized by Sinochem
dated 09/26/23)(m)				Overseas Capital Co Ltd; $2,443,498;
Barclays Bank PLC Repurchase Agreement on	4,612	4,624		6.30%; dated 11/12/40)(m)
securities sold short; (0.40)% dated				Barclays Bank PLC Repurchase Agreement on		2,000	2,001
01/21/2015 (collateralized by Banco do				securities sold short; (0.75)% dated
Brasil SA/Cayman; $4,300,885; 3.88%;				08/19/2015 (collateralized by Saudi
dated 10/10/22)(m)				Electricity Global Sukuk Co 2; $2,047,591;
Barclays Bank PLC Repurchase Agreement on	5,448	5,470		3.47%; dated 04/08/23)(m)
securities sold short; (0.45)% dated				Barclays Bank PLC Repurchase Agreement;		4,732	4,733
10/08/2014 (collateralized by South Africa				(0.85)% dated 08/19/2015 (collateralized
Government International Bond;				by Sinopec Group Overseas Development
$5,533,515; 5.88%; dated 09/16/25)(m)				2015 Ltd; $4,814,754; 3.25%; dated
Barclays Bank PLC Repurchase Agreement on	5,793	5,808		04/28/25	)(m)
securities sold short; (0.45)% dated				Barclays Bank PLC Repurchase Agreement;		5,334	5,358
02/04/2015 (collateralized by South Africa				(0.95)% dated 03/11/2015 (collateralized
Government International Bond;				by Morocco Government International
$5,533,515; 5.88%; dated 09/16/25)(m)				Bond; $5,028,361; 5.50%; dated
Barclays Bank PLC Repurchase Agreement on	5,034	5,046		12/11/42	)(m)
securities sold short; (0.45)% dated				Barclays Bank PLC Repurchase Agreement on		5,018	5,025
03/04/2015 (collateralized by Export-				securities sold short; (0.95)% dated
Import Bank of India; $5,022,961; 4.00%;				07/08/2015 (collateralized by Republic of
dated 01/14/23)(m)				Azerbaijan International Bond; $4,882,535;
Barclays Bank PLC Repurchase Agreement on	10,138	10,143		4.75%; dated 03/18/24)(m)
securities sold short; (0.45)% dated				Barclays Bank PLC Repurchase Agreement on		3,677	3,679
07/16/2015 (collateralized by Colombia				securities sold short; (0.95)% dated
Government International Bond;				07/24/2015 (collateralized by Portugal
$9,726,563; 5.63%; dated 02/26/44)(m)				Obrigacoes do Tesouro OT; $3,751,502;
Barclays Bank PLC Repurchase Agreement on	5,538	5,555		4.45%; dated 06/15/18)(m)
securities sold short; (0.50)% dated				Barclays Bank PLC Repurchase Agreement on		3,064	3,082
01/13/2015 (collateralized by Bahrain				securities sold short; (1.00)% dated
Government International Bond;				01/29/2015 (collateralized by Bangkok
$5,325,521; 6.13%; dated 08/01/23)(m)				Bank PCL/Hong Kong; $3,300,418;
Barclays Bank PLC Repurchase Agreement on	3,395	3,405		4.80%; dated 10/18/20)(m)
securities sold short; (0.50)% dated				Barclays Bank PLC Repurchase Agreement on		2,187	2,189
01/26/2015 (collateralized by Bahrain				securities sold short; (1.25)% dated
Government International Bond;				08/07/2015 (collateralized by Bangkok
$3,195,313; 6.13%; dated 08/01/23)(m)				Bank PCL/Hong Kong; $2,200,279;
Barclays Bank PLC Repurchase Agreement on	5,496	5,512		4.80%; dated 10/18/20)(m)
securities sold short; (0.50)% dated							$103,544
02/10/2015 (collateralized by Bahrain				TOTAL REPURCHASE AGREEMENTS			$103,544
Government International Bond;				TOTAL PURCHASED OPTIONS - 0.95%			$30,532
$5,325,521; 6.13%; dated 08/01/23)(m)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

TOTAL PURCHASED INTEREST RATE SWAPTIONS -
0.01%	$215
Total Investments	$3,252,171
Liabilities in Excess of Other Assets, Net - (1.45)%	$(46,494)
TOTAL NET ASSETS - 100.00%	$3,205,677

(a)	Security or a portion of the security was pledged as collateral for short sales. At the end of the period, the value of these securities totaled $139,464 or 4.35% of net assets.
(b)	Non-Income Producing Security
(c)	Security is Illiquid. At the end of the period, the value of these securities totaled $22,130 or 0.69% of net assets.
(d)	Security or a portion of the security was pledged to cover margin requirements for options contracts. At the end of the period, the value of these securities totaled $17,045 or 0.53% of net assets.
(e)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $25,267 or 0.79% of net assets.
(f)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $194,976 or 6.08% of net assets.
(h)	Variable Rate. Rate shown is in effect at August 31, 2015.
(i)	Security or portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $113,592 or 3.54% of net assets.
(j)	This Senior Floating Rate Note will settle after August 31, 2015, at which time the interest rate will be determined.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $3,424 or 0.11% of net assets.
(l)	Rate shown is the discount rate of the original purchase.
(m)	Although the maturity date of the repurchase agreement is open-ended through the maturity date of the collateral, the Fund has a right to terminate the repurchase agreement and demand repayment from the counterparty at any time with two days' notice. During periods of high
demand	for the collateral security, the fund may also pay the counterparty
a	fee.

Portfolio Summary (unaudited)
Sector	Percent
Exchange Traded Funds	23.80%
Financial	16.22%
Consumer, Non-cyclical	14.57%
Consumer, Cyclical	7.71%
Industrial	6.73%
Energy	5.88%
Communications	5.84%
Government	5.01%
Technology	4.50%
Basic Materials	3.34%
Asset Backed Securities	2.57%
Utilities	2.35%
Mortgage Securities	1.51%
Purchased Options	0.95%
Diversified	0.46%
Purchased Interest Rate Swaptions	0.01%
Investments Sold Short	(15.15)%
Other Assets in Excess of Liabilities, Net	13.70%
TOTAL NET ASSETS	100.00%

Restricted Securities

Security Name	Trade Date	Cost	Value	Percent of Net Assets
Airbnb, Inc	06/24/2015	$157	$157	0.00%
Birst Inc	03/03/2015	123	123	0.00%
Cloudera Inc	02/05/2014	55	123	0.00%

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Restricted Securities (continued)

Security Name		Trade Date				Cost	Value	Percent of Net Assets
DraftKings Inc		12/04/2014				$52	$223		0.01%
Dropbox Inc		01/28/2014				51	52		0.00%
Forward Venture Services LLC		11/20/2014				170	243		0.01%
General Assembly Space, Inc		07/31/2015				107	107		0.00%
Jand Inc		04/23/2015				43	43		0.00%
Jand Inc		04/23/2015				19	19		0.00%
Klarna Holding AB		08/07/2015				89	92		0.00%
Lithium Technologies Inc		04/16/2015				290	336		0.01%
Marklogic Corp		04/27/2015				172	177		0.01%
Nutanix Inc		08/25/2014				48	71		0.00%
Pinterest Inc		03/16/2015				628	628		0.02%
Pure Storage Inc		04/16/2014				131	122		0.00%
Redfin Corp		12/15/2014				97	97		0.00%
Uber Technologies Inc		06/05/2014				236	602		0.02%
Veracode Inc		08/26/2014				111	151		0.00%
WeWork Cos Inc		12/08/2014				16	32		0.00%
WeWork Cos Inc Series D-1		12/08/2014				81	160		0.00%
WeWork Cos Inc Series D-2		12/08/2014				64	126		0.00%
Zuora Inc		01/15/2015				156	156		0.00%

Amounts in thousands

Credit Default Swaps

Buy Protection
		(Pay)/				Upfront	Unrealized
		Receive	Expiration	Notional		Premiums	Appreciation/	Fair Value
Counterparty (Issuer)	Reference Entity	Fixed Rate	Date	Amount		Paid/(Received)	(Depreciation)	Asset	Liability
Barclays Bank PLC	AngloGold Ashanti Holdings PLC	(1.00)%	09/21/2020		$10,000	$1,200	$185	$1,385	$—
Barclays Bank PLC	CDX.23.EM.10	(1.00)%	06/20/2020		775	90	(9)	81	—
Barclays Bank PLC	Portugal Telecom International	(5.00)%	06/20/2018	EUR	2,500	(65)	307	242	—
	Finance BV
Barclays Bank PLC	Portugal Telecom International	(5.00)%	09/20/2018		5,000	(144)	665	521	—
	Finance BV
Barclays Bank PLC	Turkey Government International	(1.00)%	09/20/2020		$2,350	190	(17)	173	—
	Bond
Citigroup Inc	CDX.23.EM.10	(1.00)%	06/20/2020		7,450	836	(55)	781	—
Citigroup Inc	ITRAXX.ASIA	(1.00)%	06/20/2019		2,500	6	8	14	—
Citigroup Inc	Penerbangan Malaysia Bhd	(1.00)%	09/20/2020		10,000	297	55	352	—
Citigroup Inc	Russian Agricultural Bank OJSC	(1.00)%	03/20/2019		5,000	273	305	578	—
	Via RSHB Capital SA
HSBC Securities Inc	Brazilian Government International	(1.00)%	09/21/2020		15,000	1,258	396	1,654	—
	Bond
HSBC Securities Inc	ITRAXX.ASIA	(1.00)%	06/20/2019		5,000	10	18	28	—
HSBC Securities Inc	Petroleos Mexicanos	(1.00)%	09/20/2020		10,000	620	(60)	560	—
HSBC Securities Inc	Turkey Government International	(1.00)%	09/20/2020		15,000	1,119	(13)	1,106	—
	Bond
HSBC Securities Inc	Turkey Government International	(1.00)%	09/20/2020		10,000	728	9	737	—
	Bond
HSBC Securities Inc	Turkey Government International	(1.00)%	09/21/2020		10,000	572	165	737	—
	Bond
JPMorgan Chase	Abu Dhabi Government	(1.00)%	03/20/2020		15,000	(167)	(105)	—	(272)
	International Bond
JPMorgan Chase	Bank of China Ltd/Hong Kong	(1.00)%	09/21/2020		15,000	246	30	276	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		1,590	202	(35)	167	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		2,150	249	(24)	225	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		2,125	270	(47)	223	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		1,050	127	(17)	110	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		2,050	230	(15)	215	—
JPMorgan Chase	Indonesia Government International	(1.00)%	09/20/2020		15,000	488	426	914	—
	Bond
JPMorgan Chase	Penerbangan Malaysia Bhd	(1.00)%	09/20/2020		20,000	271	434	705	—
JPMorgan Chase	Petroleos Mexicanos	(1.00)%	09/21/2020		10,000	506	54	560	—
JPMorgan Chase	Portugal Telecom International	(5.00)%	06/20/2018	EUR	4,000	(92)	479	387	—
	Finance BV
Merrill Lynch	CDX.23.EM.10	(1.00)%	06/20/2020		$1,010	129	(23)	106	—
Merrill Lynch	CDX.23.EM.10	(1.00)%	06/20/2020		950	115	(15)	100	—
Total						$9,564	$3,101	$12,937	$(272)

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Credit Default Swaps (continued)

Sell Protection
		Implied
		Credit Spread		(Pay)/			Upfront	Unrealized
		as of August		Receive	Expiration	Notional	Premiums	Appreciation/	Fair Value (b)
Counterparty (Issuer)	Reference Entity	31, 2015	(c)	Fixed Rate	Date	Amount (a)	Paid/(Received)	(Depreciation)	Asset	Liability
Citigroup Inc	Transocean Inc	8.06%		1.00%	12/20/2019	$1,525	$(225)	$(145)	$—	$(370)
Morgan Stanley & Co	Transocean Inc	8.06%		1.00%	12/20/2019	460	(71)	(41)	—	(112)
Total							$(296)	$(186)	$—	$(482)

Amounts in thousands
Exchange Cleared Credit Default Swaps

Buy Protection
				(Pay)/			Upfront	Unrealized
				Receive	Expiration	Notional	Premiums	Appreciation/
	Reference Entity			Fixed Rate	Date	Amount	Paid/(Received)	(Depreciation)	Fair Value
	CDX.NA.HY.24 5			(5.00)%	06/20/2020	$1,064	$(49)	$1		$(48)
Total							$(49)	$1		$(48)

Sell Protection
		Implied
		Credit Spread		(Pay)/			Upfront	Unrealized
		as of August		Receive	Expiration	Notional	Premiums	Appreciation/
	Reference Entity	31, 2015	(c)	Fixed Rate	Date	Amount (a)	Paid/(Received)	(Depreciation)	Fair Value (b)
	CDX.NA.HY.24.5	N/A		5.00%	06/20/2020	$4,653	$225	$(16)		$209
	CDX.NA.HY.24.5	N/A		5.00%	06/20/2020	4,653	209	(1)		208
Total							$434	$(17)		$417

Amounts in thousands

(a) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $11,291.

(b) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/16/2015	JPY	492,448,000	$4,025	$4,063	$38	$—
Bank of America NA	09/18/2015	AUD	36,181,000	27,197	25,724	—	(1,473)
Bank of America NA	09/18/2015	CAD	59,135,000	47,278	44,951	—	(2,327)
Bank of America NA	09/18/2015	CHF	44,483,000	47,487	46,049	8	(1,446)
Bank of America NA	09/18/2015	EUR	90,189,000	100,823	101,222	1,028	(629)
Bank of America NA	09/18/2015	GBP	83,812,000	131,054	128,589	—	(2,465)
Bank of America NA	09/18/2015	JPY	7,295,872,000	58,851	60,200	1,357	(8)
Bank of America NA	09/18/2015	MXN	37,300,000	2,295	2,230	10	(75)
Bank of America NA	09/18/2015	NZD	3,231,000	2,164	2,045	—	(119)
Bank of New York Mellon	09/01/2015	CHF	100,000	103	103	—	—
Bank of New York Mellon	09/16/2015	EUR	4,465,000	5,000	5,011	29	(18)
Bank of New York Mellon	09/16/2015	GBP	425,000	664	652	—	(12)
Bank of New York Mellon	09/16/2015	JPY	80,000,000	668	660	—	(8)
Bank of New York Mellon	10/26/2015	EUR	4,838,877	5,439	5,434	—	(5)
Bank of New York Mellon	12/30/2015	EUR	131,550	162	148	—	(14)
Citigroup Inc	09/16/2015	AUD	27,301,500	20,576	19,413	—	(1,163)
Citigroup Inc	09/16/2015	BRL	33,350,001	9,813	9,152	4	(665)
Citigroup Inc	09/16/2015	CAD	22,557,640	17,514	17,147	43	(410)
Citigroup Inc	09/16/2015	CHF	5,856,000	6,184	6,062	4	(126)
Citigroup Inc	09/16/2015	CLP	798,500,000	1,151	1,151	—	—
Citigroup Inc	09/16/2015	COP	250,000,000	98	82	—	(16)
Citigroup Inc	09/16/2015	CZK	68,650,000	2,817	2,852	36	(1)
Citigroup Inc	09/16/2015	EUR	34,565,618	38,562	38,794	303	(71)
Citigroup Inc	09/16/2015	GBP	8,032,000	12,543	12,323	—	(220)
Citigroup Inc	09/16/2015	HKD	4,890,000	631	631	—	—

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	09/16/2015	HUF	480,000,000	$1,708	$1,718	$10	$—
Citigroup Inc	09/16/2015	IDR	3,016,409,890	218	213	—	(5)
Citigroup Inc	09/16/2015	ILS	3,300,000	870	842	—	(28)
Citigroup Inc	09/16/2015	INR	104,750,000	1,622	1,573	—	(49)
Citigroup Inc	09/16/2015	JPY	4,516,094,572	36,874	37,262	479	(91)
Citigroup Inc	09/16/2015	KRW	7,639,720,949	6,688	6,458	2	(232)
Citigroup Inc	09/16/2015	NOK	44,298,000	5,512	5,355	—	(157)
Citigroup Inc	09/16/2015	NZD	16,458,167	11,059	10,418	—	(641)
Citigroup Inc	09/16/2015	PHP	17,500,000	386	374	—	(12)
Citigroup Inc	09/16/2015	PLN	18,005,001	4,818	4,768	1	(51)
Citigroup Inc	09/16/2015	SEK	88,516,000	10,646	10,461	37	(222)
Citigroup Inc	09/16/2015	SGD	9,030,000	6,621	6,396	1	(226)
Citigroup Inc	09/16/2015	TRY	25,365,000	9,219	8,682	1	(538)
Citigroup Inc	09/16/2015	TWD	109,949,999	3,559	3,383	1	(177)
Citigroup Inc	09/16/2015	ZAR	41,300,000	3,299	3,108	—	(191)
Citigroup Inc	09/17/2015	MXN	149,752,771	9,103	8,954	41	(190)
Citigroup Inc	09/17/2015	MYR	7,490,000	1,899	1,791	6	(114)
Citigroup Inc	11/06/2015	GBP	6,115,000	9,516	9,379	—	(137)
Citigroup Inc	12/16/2015	AUD	1,068,580	759	756	—	(3)
Citigroup Inc	12/16/2015	BRL	350,000	94	93	—	(1)
Citigroup Inc	12/16/2015	CAD	133,500	101	101	—	—
Citigroup Inc	12/16/2015	CLP	5,000,000	7	7	—	—
Citigroup Inc	12/16/2015	CZK	500,000	21	21	—	—
Citigroup Inc	12/16/2015	EUR	113,500	128	128	—	—
Citigroup Inc	12/16/2015	GBP	280,000	429	429	—	—
Citigroup Inc	12/16/2015	INR	3,614,467	54	54	—	—
Citigroup Inc	12/16/2015	JPY	295,499,099	2,447	2,442	—	(5)
Citigroup Inc	12/16/2015	KRW	1,210,000,000	1,020	1,021	1	—
Citigroup Inc	12/16/2015	MXN	4,500,000	266	267	1	—
Citigroup Inc	12/16/2015	NOK	2,489,500	300	301	1	—
Citigroup Inc	12/16/2015	NZD	453,000	291	285	—	(6)
Citigroup Inc	12/16/2015	PHP	1,000,000	21	21	—	—
Citigroup Inc	12/16/2015	TRY	300,000	100	100	—	—
Citigroup Inc	12/16/2015	TWD	53,616,999	1,645	1,652	7	—
Credit Suisse	09/10/2015	MXN	10,950,000	651	655	4	—
Credit Suisse	09/16/2015	AUD	27,301,500	20,576	19,413	—	(1,163)
Credit Suisse	09/16/2015	BRL	33,362,000	9,816	9,155	4	(665)
Credit Suisse	09/16/2015	CAD	23,128,361	17,953	17,581	46	(418)
Credit Suisse	09/16/2015	CHF	5,856,000	6,183	6,062	5	(126)
Credit Suisse	09/16/2015	CLP	798,500,000	1,165	1,151	1	(15)
Credit Suisse	09/16/2015	COP	250,000,000	98	82	—	(16)
Credit Suisse	09/16/2015	CZK	68,650,000	2,817	2,852	37	(2)
Credit Suisse	09/16/2015	DKK	500,000	74	75	1	—
Credit Suisse	09/16/2015	EUR	35,553,402	39,661	39,902	313	(72)
Credit Suisse	09/16/2015	GBP	8,032,000	12,543	12,323	—	(220)
Credit Suisse	09/16/2015	HKD	9,879,317	1,275	1,275	—	—
Credit Suisse	09/16/2015	HUF	480,000,000	1,708	1,718	10	—
Credit Suisse	09/16/2015	IDR	4,543,172,368	326	321	—	(5)
Credit Suisse	09/16/2015	ILS	3,400,000	896	867	—	(29)
Credit Suisse	09/16/2015	INR	111,750,000	1,731	1,678	—	(53)
Credit Suisse	09/16/2015	JPY	4,544,973,029	37,103	37,500	487	(90)
Credit Suisse	09/16/2015	KRW	7,886,199,771	6,895	6,666	3	(232)
Credit Suisse	09/16/2015	NOK	44,456,000	5,532	5,375	—	(157)
Credit Suisse	09/16/2015	NZD	16,458,167	11,058	10,418	—	(640)
Credit Suisse	09/16/2015	PHP	17,500,000	386	374	—	(12)
Credit Suisse	09/16/2015	PLN	18,005,000	4,818	4,768	1	(51)
Credit Suisse	09/16/2015	SEK	88,516,000	10,644	10,461	38	(221)
Credit Suisse	09/16/2015	SGD	9,030,000	6,621	6,396	1	(226)
Credit Suisse	09/16/2015	TRY	25,465,000	9,255	8,716	1	(540)
Credit Suisse	09/16/2015	TWD	128,283,998	4,136	3,947	2	(191)
Credit Suisse	09/16/2015	ZAR	41,894,998	3,344	3,153	—	(191)
Credit Suisse	09/17/2015	MXN	150,478,370	9,145	8,998	43	(190)
Credit Suisse	09/17/2015	MYR	8,930,000	2,241	2,135	9	(115)
Credit Suisse	09/30/2015	COP	15,000,000,000	4,723	4,909	186	—
Credit Suisse	12/16/2015	AUD	1,068,580	759	756	—	(3)
Credit Suisse	12/16/2015	BRL	350,000	94	93	—	(1)
Credit Suisse	12/16/2015	CAD	133,500	101	101	—	—
Credit Suisse	12/16/2015	CHF	65,205	68	68	—	—
Credit Suisse	12/16/2015	CLP	5,000,000	7	7	—	—
Credit Suisse	12/16/2015	CZK	500,000	21	21	—	—
Credit Suisse	12/16/2015	EUR	113,500	128	128	—	—
Credit Suisse	12/16/2015	GBP	280,000	429	429	—	—
Credit Suisse	12/16/2015	INR	3,614,467	54	54	—	—

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Credit Suisse	12/16/2015	JPY	295,499,098	$2,447	$2,442	$—	$(5)
Credit Suisse	12/16/2015	KRW	1,210,000,000	1,020	1,021	1	—
Credit Suisse	12/16/2015	MXN	4,500,000	266	267	1	—
Credit Suisse	12/16/2015	NOK	2,489,500	300	301	1	—
Credit Suisse	12/16/2015	NZD	453,000	291	285	—	(6)
Credit Suisse	12/16/2015	PHP	1,000,000	21	21	—	—
Credit Suisse	12/16/2015	TRY	300,000	100	100	—	—
Credit Suisse	12/16/2015	TWD	53,616,998	1,645	1,652	7	—
Credit Suisse	04/05/2016	EUR	1,500	2	2	—	—
Credit Suisse	04/05/2017	EUR	1,500	2	2	—	—
Deutsche Bank AG	09/30/2015	JPY	867,970,000	7,247	7,164	—	(83)
Merrill Lynch	09/21/2015	EUR	8,600,000	9,571	9,652	81	—
Merrill Lynch	09/30/2015	CLP	3,300,000,000	4,750	4,753	3	—
Merrill Lynch	09/30/2015	HUF	2,598,000,000	9,301	9,306	5	—
Merrill Lynch	09/30/2015	MXN	67,200,000	3,985	4,015	30	—
Merrill Lynch	10/06/2015	AUD	9,640,000	7,092	6,847	—	(245)
Total						$4,770	$(20,330)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/18/2015	AUD	94,122,000	$71,129	$66,919	$4,210	$—
Bank of America NA	09/18/2015	CAD	125,127,000	99,430	95,115	4,390	(75)
Bank of America NA	09/18/2015	CHF	77,528,000	80,760	80,256	559	(55)
Bank of America NA	09/18/2015	EUR	61,538,000	68,930	69,066	391	(527)
Bank of America NA	09/18/2015	GBP	65,758,000	101,653	100,890	763	—
Bank of America NA	09/18/2015	JPY	14,761,342,000	120,081	121,799	190	(1,908)
Bank of America NA	09/18/2015	MXN	321,421,000	20,523	19,218	1,306	(1)
Bank of America NA	09/18/2015	NZD	30,086,000	20,781	19,041	1,740	—
Bank of New York Mellon	09/16/2015	CHF	4,300,000	4,642	4,450	193	(1)
Bank of New York Mellon	09/16/2015	EUR	27,735,000	31,331	31,127	255	(51)
Bank of New York Mellon	09/16/2015	JPY	555,000,000	4,500	4,579	—	(79)
Bank of New York Mellon	10/26/2015	EUR	59,830,263	68,735	67,186	1,549	—
Bank of New York Mellon	10/26/2015	GBP	9,477,083	14,835	14,536	299	—
Bank of New York Mellon	12/30/2015	EUR	131,550	162	148	14	—
BNP Paribas	09/30/2015	JPY	6,374,226,000	53,383	52,609	774	—
Citigroup Inc	09/16/2015	AUD	25,805,081	19,224	18,349	875	—
Citigroup Inc	09/16/2015	BRL	33,950,000	9,885	9,316	569	—
Citigroup Inc	09/16/2015	CAD	24,443,500	19,156	18,581	590	(15)
Citigroup Inc	09/16/2015	CHF	9,235,500	9,659	9,560	135	(36)
Citigroup Inc	09/16/2015	CLP	798,500,000	1,260	1,151	109	—
Citigroup Inc	09/16/2015	COP	405,000,000	153	133	20	—
Citigroup Inc	09/16/2015	CZK	33,500,000	1,384	1,392	8	(16)
Citigroup Inc	09/16/2015	DKK	1,260,000	188	189	—	(1)
Citigroup Inc	09/16/2015	EUR	32,724,202	36,477	36,726	112	(361)
Citigroup Inc	09/16/2015	GBP	9,926,999	15,375	15,231	163	(19)
Citigroup Inc	09/16/2015	HKD	2,669,569	344	344	—	—
Citigroup Inc	09/16/2015	HUF	617,500,001	2,216	2,212	13	(9)
Citigroup Inc	09/16/2015	IDR	6,900,000,000	507	488	19	—
Citigroup Inc	09/16/2015	ILS	9,190,000	2,394	2,344	50	—
Citigroup Inc	09/16/2015	INR	76,255,584	1,161	1,145	16	—
Citigroup Inc	09/16/2015	JPY	2,572,326,973	20,763	21,224	—	(461)
Citigroup Inc	09/16/2015	KRW	12,445,000,000	10,868	10,520	358	(10)
Citigroup Inc	09/16/2015	NOK	150,603,499	18,846	18,207	642	(3)
Citigroup Inc	09/16/2015	NZD	17,620,500	12,106	11,154	952	—
Citigroup Inc	09/16/2015	PHP	44,500,000	980	951	29	—
Citigroup Inc	09/16/2015	PLN	14,400,000	3,812	3,813	19	(20)
Citigroup Inc	09/16/2015	SEK	94,044,502	11,082	11,114	53	(85)
Citigroup Inc	09/16/2015	SGD	5,500,000	4,017	3,896	121	—
Citigroup Inc	09/16/2015	TRY	9,950,000	3,534	3,406	130	(2)
Citigroup Inc	09/16/2015	TWD	109,949,999	3,476	3,382	97	(3)
Citigroup Inc	09/16/2015	ZAR	25,150,000	1,988	1,893	95	—
Citigroup Inc	09/17/2015	MXN	219,800,001	14,063	13,143	920	—
Citigroup Inc	09/17/2015	MYR	8,150,000	2,139	1,949	190	—
Citigroup Inc	11/06/2015	CHF	9,269,086	9,517	9,614	—	(97)
Citigroup Inc	12/16/2015	AUD	32,500	23	23	—	—
Citigroup Inc	12/16/2015	CAD	9,027,382	6,818	6,861	—	(43)
Citigroup Inc	12/16/2015	CLP	685,611,500	981	981	—	—
Citigroup Inc	12/16/2015	CZK	1,500,000	63	63	—	—
Citigroup Inc	12/16/2015	EUR	209,500	236	235	1	—
Citigroup Inc	12/16/2015	GBP	683,500	1,053	1,048	5	—
Citigroup Inc	12/16/2015	HKD	836,374	108	108	—	—
Citigroup Inc	12/16/2015	HUF	25,000,000	90	90	—	—
Citigroup Inc	12/16/2015	IDR	2,279,791,130	156	156	—	—

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	12/16/2015	INR	6,000,000	$89	$89	$—	$—
Citigroup Inc	12/16/2015	KRW	637,077,360	538	538	—	—
Citigroup Inc	12/16/2015	MXN	63,422,572	3,736	3,767	—	(31)
Citigroup Inc	12/16/2015	NZD	1,662,668	1,059	1,045	14	—
Citigroup Inc	12/16/2015	PLN	100,000	26	26	—	—
Citigroup Inc	12/16/2015	SGD	2,000,000	1,414	1,412	4	(2)
Citigroup Inc	12/16/2015	TRY	150,000	50	50	—	—
Citigroup Inc	12/16/2015	TWD	2,500,000	77	77	—	—
Citigroup Inc	12/17/2015	ZAR	3,000,000	224	222	2	—
Credit Suisse	09/10/2015	MXN	10,950,000	668	655	13	—
Credit Suisse	09/16/2015	AUD	25,805,079	19,226	18,349	877	—
Credit Suisse	09/16/2015	BRL	36,012,000	10,506	9,882	624	—
Credit Suisse	09/16/2015	CAD	25,093,173	19,659	19,074	602	(17)
Credit Suisse	09/16/2015	CHF	10,881,110	11,386	11,263	159	(36)
Credit Suisse	09/16/2015	CLP	798,500,000	1,260	1,151	109	—
Credit Suisse	09/16/2015	COP	405,000,000	153	133	20	—
Credit Suisse	09/16/2015	CZK	38,500,000	1,592	1,599	11	(18)
Credit Suisse	09/16/2015	DKK	4,558,000	674	686	—	(12)
Credit Suisse	09/16/2015	EUR	36,421,504	40,577	40,876	119	(418)
Credit Suisse	09/16/2015	GBP	10,028,999	15,531	15,387	163	(19)
Credit Suisse	09/16/2015	HKD	13,516,000	1,743	1,744	—	(1)
Credit Suisse	09/16/2015	HUF	617,500,001	2,216	2,212	13	(9)
Credit Suisse	09/16/2015	IDR	12,336,866,000	898	873	26	(1)
Credit Suisse	09/16/2015	ILS	9,190,000	2,394	2,344	50	—
Credit Suisse	09/16/2015	INR	76,973,350	1,172	1,156	16	—
Credit Suisse	09/16/2015	JPY	2,579,211,822	20,820	21,281	—	(461)
Credit Suisse	09/16/2015	KRW	13,375,949,000	11,670	11,307	373	(10)
Credit Suisse	09/16/2015	NOK	156,655,498	19,621	18,938	686	(3)
Credit Suisse	09/16/2015	NZD	17,620,500	12,109	11,154	955	—
Credit Suisse	09/16/2015	PHP	46,500,000	1,024	994	30	—
Credit Suisse	09/16/2015	PLN	14,400,000	3,812	3,813	19	(20)
Credit Suisse	09/16/2015	SEK	98,747,501	11,643	11,670	60	(87)
Credit Suisse	09/16/2015	SGD	5,500,000	4,017	3,896	121	—
Credit Suisse	09/16/2015	TRY	10,050,000	3,570	3,440	132	(2)
Credit Suisse	09/16/2015	TWD	128,283,998	4,039	3,946	97	(4)
Credit Suisse	09/16/2015	ZAR	29,398,000	2,326	2,212	114	—
Credit Suisse	09/17/2015	MXN	219,800,001	14,063	13,143	920	—
Credit Suisse	09/17/2015	MYR	8,250,000	2,166	1,973	193	—
Credit Suisse	09/21/2015	COP	3,330,000,000	1,106	1,090	16	—
Credit Suisse	09/28/2015	EUR	3,436,000	3,943	3,857	86	—
Credit Suisse	09/28/2015	MXN	1,060,200	62	63	—	(1)
Credit Suisse	09/28/2015	ZAR	92,130,000	7,034	6,922	112	—
Credit Suisse	12/16/2015	AUD	32,500	23	23	—	—
Credit Suisse	12/16/2015	CAD	9,027,380	6,818	6,861	—	(43)
Credit Suisse	12/16/2015	CLP	685,611,500	980	981	—	(1)
Credit Suisse	12/16/2015	CZK	1,500,000	63	63	—	—
Credit Suisse	12/16/2015	EUR	221,023	249	248	1	—
Credit Suisse	12/16/2015	GBP	683,500	1,053	1,048	5	—
Credit Suisse	12/16/2015	HKD	5,028,374	649	649	—	—
Credit Suisse	12/16/2015	HUF	25,000,000	90	90	—	—
Credit Suisse	12/16/2015	IDR	2,279,791,128	156	156	—	—
Credit Suisse	12/16/2015	INR	6,000,000	89	89	—	—
Credit Suisse	12/16/2015	KRW	637,077,359	538	538	—	—
Credit Suisse	12/16/2015	MXN	63,422,569	3,736	3,767	—	(31)
Credit Suisse	12/16/2015	NZD	1,662,669	1,059	1,045	14	—
Credit Suisse	12/16/2015	PLN	100,000	26	26	—	—
Credit Suisse	12/16/2015	SGD	2,000,000	1,416	1,412	5	(1)
Credit Suisse	12/16/2015	TRY	150,000	50	50	—	—
Credit Suisse	12/16/2015	TWD	3,196,000	98	98	—	—
Credit Suisse	12/17/2015	ZAR	4,000,000	298	296	2	—
Deutsche Bank AG	09/21/2015	EUR	2,110,000	2,338	2,368	5	(35)
Goldman Sachs & Co	09/16/2015	JPY	492,448,000	3,975	4,063	—	(88)
Goldman Sachs & Co	09/30/2015	JPY	6,374,225,000	53,360	52,609	751	—
HSBC Securities Inc	09/30/2015	EUR	7,393,000	8,472	8,298	174	—
JPMorgan Chase	09/16/2015	JPY	491,874,000	4,019	4,058	—	(39)
Merrill Lynch	09/08/2015	BRL	3,500,000	1,003	963	40	—
Merrill Lynch	09/21/2015	CAD	12,551,571	9,571	9,541	30	—
Merrill Lynch	09/28/2015	BRL	25,000,000	6,935	6,831	104	—
Merrill Lynch	09/30/2015	EUR	8,000,000	9,001	8,980	21	—
Merrill Lynch	10/06/2015	CAD	9,366,851	7,091	7,120	—	(29)
Morgan Stanley & Co	09/21/2015	MXN	2,427,635	146	145	1	—
Morgan Stanley & Co	09/30/2015	EUR	7,392,000	8,473	8,297	176	—
Royal Bank of Scotland PLC	09/30/2015	EUR	7,393,000	8,480	8,298	182	—

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Foreign Currency Contracts (continued)

							Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value		Asset	Liability
Royal Bank of Scotland PLC	04/05/2016	EUR	1,500	$2	$2	$	— $	—
Royal Bank of Scotland PLC	04/05/2017	EUR	1,500	2	2		—	—
State Street Financial	09/30/2015	EUR	7,393,000	8,476	8,298		178	—
State Street Financial	09/30/2015	JPY	1,027,565,000	8,495	8,481		14	—
Total							$31,363	$(5,297)

Amounts in thousands except contracts

See accompanying notes.

		Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
3 Month Euro Swiss; December 2015	Long	2	$522	$521	$(1)
3 Month Euro Swiss; June 2016	Long	4	1,043	1,042	(1)
3 Month Euro Swiss; March 2016	Long	3	783	782	(1)
90 Day Eurodollar; December 2015	Long	65	16,172	16,172	—
90 Day Eurodollar; December 2016	Long	2,783	686,429	687,471	1,042
90 Day Eurodollar; December 2016	Long	48	11,841	11,857	16
90 Day Eurodollar; December 2016	Short	411	101,393	101,527	(134)
90 Day Eurodollar; December 2017	Short	437	107,191	107,289	(98)
90 Day Eurodollar; June 2016	Long	7	1,736	1,736	—
90 Day Eurodollar; June 2017	Long	44	10,821	10,833	12
90 Day Eurodollar; March 2016	Long	17	4,226	4,224	(2)
90 Day Eurodollar; March 2017	Long	46	11,329	11,344	15
90 Day Eurodollar; September 2016	Long	51	12,609	12,624	15
90 Day Short Sterling; December 2015	Long	287	54,643	54,692	49
90 Day Short Sterling; December 2016	Long	60	11,359	11,381	22
90 Day Short Sterling; December 2016	Long	1,106	209,409	209,789	380
90 Day Short Sterling; June 2016	Long	343	65,151	65,232	81
90 Day Short Sterling; June 2017	Long	52	9,820	9,839	19
90 Day Short Sterling; March 2016	Long	328	62,386	62,449	63
90 Day Short Sterling; March 2017	Long	54	10,209	10,230	21
90 Day Short Sterling; September 2016	Long	64	12,136	12,157	21
AEX Index; September 2015	Long	13	1,387	1,298	(89)
Australia 10 Year Bond; September 2015	Long	223	20,388	20,441	53
Australia 10 Year Bond; September 2015	Short	286	25,485	26,215	(730)
Australia 3 Year Bond; September 2015	Long	130	10,356	10,390	34
BIST 30 Index; October 2015	Long	51	163	163	—
CAC40 Index; September 2015	Long	160	8,845	8,352	(493)
CAC40 Index; September 2015	Long	55	2,977	2,871	(106)
Canada 10 Year Bond; December 2015	Long	391	42,590	42,030	(560)
Canadian Bank Acceptance; December 2015	Long	23	4,341	4,343	2
Canadian Bank Acceptance; June 2016	Short	57	10,728	10,763	(35)
Canadian Bank Acceptance; March 2016	Long	41	7,738	7,743	5
DAX Index; September 2015	Short	13	3,648	3,737	(89)
DAX Index; September 2015	Long	17	5,249	4,887	(362)
DJ Euro Stoxx 50; September 2015	Short	395	15,301	14,490	811
DJ Euro Stoxx 50; September 2015	Short	46	1,684	1,687	(3)
DJ Euro Stoxx 50; September 2015	Long	234	9,197	8,584	(613)
E-Mini DJIA Index; September 2015	Short	7	600	578	22
E-Mini DJIA Index; September 2015	Short	383	33,679	31,613	2,066
eMini MSCI EAFE; September 2015	Short	2	184	173	11
eMini MSCI Emerging Markets; September 2015	Short	13	575	531	44
Euribor; December 2015	Short	101	28,330	28,344	(14)
Euribor; December 2016	Long	26	7,291	7,292	1
Euribor; December 2016	Long	1,606	450,270	450,406	136
Euribor; June 2016	Short	137	38,420	38,441	(21)
Euribor; June 2017	Long	27	7,567	7,566	(1)
Euribor; March 2016	Short	145	40,670	40,690	(20)
Euribor; March 2017	Long	28	7,850	7,850	—
Euribor; September 2016	Long	21	5,890	5,891	1
Euro Bund 10 Year Bund; September 2015	Long	172	29,701	29,548	(153)
Euro-Bobl 5 Year; September 2015	Long	618	90,525	90,174	(351)
FTSE China A50 Index;September 2015	Long	4	35	37	2
FTSE KLCI Index; September 2015	Short	43	788	808	(20)
FTSE/JSE Top 40; September 2015	Short	93	3,241	3,100	141
FTSE/MIB Index; September 2015	Short	26	3,254	3,201	53
FTSE100 Index; September 2015	Short	4	370	382	(12)
FTSE100 Index; September 2015	Short	286	28,791	27,284	1,507
FTSE100 Index; September 2015	Short	110	11,203	10,494	709
Hang Seng Index; September 2015	Short	4	551	554	(3)
Hang Seng Index; September 2015	Short	105	14,527	14,540	(13)

See accompanying notes.

				Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Futures Contracts (continued)

											Unrealized
Type		Long/Short		Contracts	Notional Value			Fair Value			Appreciation/(Depreciation)
HSCEI China Index; September 2015			Long	5		$306		$312	$		6
IBEX 35 Index; September 2015			Short	31		3,774		3,565			209
Japan 10 Year Bond TSE; September 2015			Long	22		26,763		26,850			87
Japan Topix Index; September 2015			Short	549		74,939		69,443		5,496
Japan Topix Index; September 2015			Long	74		10,150		9,360			(790)
Japan Topix Index; September 2015			Long	202		27,525		25,551		(1,974)
KOSPI 200 Index; September 2015			Short	25		2,619		2,442			177
Mex Bolsa Index; September 2015			Short	13		349		339			10
Mini Japan 10 Year Bond; September 2015			Long	11		1,343		1,342			(1)
Mini Japan 10 Year Bond; September 2015			Short	309		37,419		37,699			(280)
MSCI Singapore Index; September 2015			Long	21		958		961			3
MSCI Taiwan Index; September 2015			Short	54		1,556		1,625			(69)
Nasdaq 100 E-Mini; September 2015			Short	1		86		85			1
Nasdaq 100 E-Mini; September 2015			Long	265		24,142		22,640		(1,502)
Nikkei 225 OSE; September 2015			Long	156		26,634		24,243		(2,391)
Nikkei 225 OSE; September 2015			Short	1		157		155			2
Russell 2000 Mini; September 2015			Short	114		13,649		13,196			453
Russell 2000 Mini; September 2015			Short	139		16,187		16,089			98
Russell 2000 Mini; September 2015			Short	200		25,207		23,150		2,057
S&P 500 Emini; September 2015			Short	848		85,851		83,494		2,357
S&P 500 Emini; September 2015			Short	945		92,345		93,045			(700)
S&P 500 Emini; September 2015			Short	156		15,248		15,360			(112)
S&P 500 Emini; September 2015			Short	79		7,717		7,778			(61)
S&P Mid 400 Emini; September 2015			Short	2		279		283			(4)
S&P Mid 400 Emini; September 2015			Short	350		53,058		49,507		3,551
S&P/TSX 60 Index; September 2015			Short	10		1,272		1,238			34
SET50 Index; September 2015			Short	102		557		510			47
SGX CNX Nifty Index; September 2015			Short	10		158		160			(2)
SPI 200 Index; September 2015			Short	71		6,666		6,527			139
UK 10 Year Gilt; December 2015			Long	105		18,957		18,882			(75)
US 10 Year Note; December 2015			Long	366		46,819		46,505			(314)
US 5 Year Note; December 2015			Long	484		58,092		57,808			(284)
US 5 Year Note; December 2015			Short	228		27,315		27,232			83
US Long Bond; December 2015			Short	100		15,494		15,463			31
US Long Bond; December 2015			Long	88		13,881		13,607			(274)
Total										$9,437

Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
		Receive				Upfront
		Floating	Fixed	Expiration	Notional	Premiums		Unrealized		Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)		Appreciation/(Depreciation)		Asset	Liability
Bank of America NA	3 Month JIBAR	Receive	7.95%	05/08/2025	ZAR 12,600	$—		$22		$22	$—
Barclays Bank PLC	3 Month JIBAR	Receive	7.95%	05/05/2025	94,000	—		153		153	—
JPMorgan Chase	3 Month JIBAR	Receive	7.72%	04/17/2025	18,020	—		49		49	—
Total						$—		$224		$224	$—

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive				Upfront
Purchased Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums	Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value			Appreciation/(Depreciation)
Call - 1 Year Interest Deutsche Bank AG		MXN TIIE	Pay	4.89% 08/18/2016		MXN 395,000	$115	$103	$		(12)
Rate Swap		Banxico
Call - 1 Year Interest JPMorgan Chase		MXN TIIE	Pay	4.90% 08/17/2016		108,700	32	29			(3)
Rate Swap		Banxico
Call - 1 Year Interest Merrill Lynch		MXN TIIE	Pay	4.26% 10/24/2015		279,000	78	32			(46)
Rate Swap		Banxico

See accompanying notes.

			Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Interest Rate Swaptions (continued)

			Pay/
			Receive			Upfront
Purchased Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional		Premiums		Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)			Value		Appreciation/(Depreciation)
Call - 1 Year Interest Merrill Lynch		MXN TIIE	Pay	4.20%	10/02/2015	MXN 495,000		$98		$51		$(47)
Rate Swap		Banxico
Total								$323		$215		$(108)

			Pay/
			Receive			Upfront
Written Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums	Fair				Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount		Paid/(Received)		Value		Appreciation/(Depreciation)
Call - 1 Year Interest	Merrill Lynch	MXN TIIE	Receive	3.73%	10/02/2015	MXN 495,000		$(32	) $	(2	) $	30
Rate Swap		Banxico
Total								$(32	) $	(2	) $	30

Amounts in thousands

Options

						Upfront Premiums						Unrealized
Purchased Options Outstanding	Exercise Price		Expiration Date		Contracts	Paid/(Received)		Fair Value		Appreciation/(Depreciation)
Call - American Airlines Group Inc		$43.00	09/21/2015		659	$127		$22				$(105)
Call - Amgen Inc		$150.00	01/18/2016		247	652		307				(345)
Call - Avago Technologies Ltd		$120.00	01/18/2016		344	395		581				186
Call - Delta Air Lines Inc		$50.00	12/21/2015		341	82		48				(34)
Call - Delta Air Lines Inc		$48.00	09/21/2015		341	51		12				(39)
Call - DISH Network Corp		$65.00	12/21/2015		436	172		123				(49)
Call - eBay Inc		$50.00	01/18/2016		1,101	1,090		1,516				426
Call - Euro Stoxx 50 Index	EUR	3,850.00	09/21/2015		45	44		—				(44)
Call - Hartford Financial Services Group		$50.00	09/21/2015		818	128		31				(97)
Inc/The
Call - Macy's Inc		$75.00	01/18/2016		291	88		14				(74)
Call - Market Vectors Semiconductor ETF$		50.00	11/23/2015		1,750	329		473				144
Call - Molson Coors Brewing Co		$70.00	10/19/2015		325	89		90				1
Call - NXP Semiconductors NV		$87.50	10/19/2015		269	197		124				(73)
Call - PayPal Holdings Inc		$35.00	10/19/2015		573	112		121				9
Call - Starwood Hotels & Resorts		$75.00	10/19/2015		53	16		15				(1)
Worldwide Inc
Call - Starwood Hotels & Resorts		$75.00	09/21/2015		220	72		29				(43)
Worldwide Inc
Call - United Continental Holdings Inc		$60.00	12/21/2015		147	69		56				(13)
Call - United Continental Holdings Inc		$60.00	09/21/2015		147	26		13				(13)
Call - USD versus KRW		$1,113.00	11/27/2015		20,100,000	540		1,286				746
Call - USD versus TWD		$31.10	01/20/2016		15,840,000	231		719				488
Call - Vale SA		$8.00	09/21/2015		1,327	85		—				(85)
Call - Yum! Brands Inc		$82.50	09/21/2015		224	54		29				(25)
Call - Yum! Brands Inc		$82.50	10/19/2015		306	110		79				(31)
Put - Charter Communications Inc		$210.00	03/21/2016		38	153		137				(16)
Put - iShares MSCI Emerging Markets		$33.00	10/19/2015		2,106	236		254				18
ETF
Put - iShares US Real Estate ETF		$72.00	09/21/2015		1,479	132		338				206
Put - S&P 500 Index		$2,050.00	12/21/2015		915	6,755		12,058				5,303
Put - S&P 500 Index		$1,900.00	06/20/2016		915	7,643		11,288				3,645
Put - S&P 500 Index		$1,925.00	09/21/2015		276	1,396		762				(634)
Put - USD versus CNY		$6.21	01/20/2016		20,790,000	53		7				(46)
Total						$21,127		$30,532				$9,405

						Upfront Premiums						Unrealized
Written Options Outstanding	Exercise Price		Expiration Date		Contracts	Paid/(Received)		Fair Value		Appreciation/(Depreciation)
Call - Charter Communications Inc		$210.00	03/21/2016		38	$(10	) $	(30)				$(20)
Call - Delta Air Lines Inc		$60.00	12/21/2015		291	(11)		(9)				2
Call - United Continental Holdings Inc		$75.00	12/21/2015		147	(10)		(8)				2
Call - USD versus KRW		$1,150.00	11/27/2015		20,100,000	(320)		(801)				(481)
Put - iShares US Real Estate ETF		$67.00	09/21/2015		1,479	(33)		(75)				(42)
Put - S&P 500 Index		$1,900.00	12/21/2015		915	(3,566)		(6,587)				(3,021)
Put - S&P 500 Index		$1,700.00	06/20/2016		915	(4,115)		(6,311)				(2,196)
Total						$(8,065	) $	(13,821)				$(5,756)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Synthetic Futures

				Unrealized				Fair Value
Counterparty (Issuer)	Reference Entity	Expiration Date	Notional Value	Appreciation/(Depreciation)				Asset	Liability
Bank of America NA	Canada 10 Year Bond Future; December 2015	12/31/2015	$2,263			$(7)	$	—$	(6)
Bank of America NA	Euro Bund 10 Year Bund Future; September 2015	09/11/2015	(8,006)			55		55	—
Bank of America NA	Euro Buxl 30 Year Bond Future; September 2015	09/11/2015	681			5		5	—
Bank of America NA	Euro-Bobl 5 Year Future; September 2015	09/11/2015	6,312			(14)		—	(14)
Bank of America NA	Euro-BTP Future; September 2015	09/11/2015	2,100			(18)		—	(18)
Bank of America NA	Euro-OAT Future; September 2015	09/11/2015	1,168			(17)		—	(17)
Bank of America NA	Euro-Schatz 2 Year Future; September 2015	09/11/2015	6,808			(8)		—	(8)
Bank of America NA	HSCEI China Index Future; September 2015	09/30/2015	3,319			53		53	—
Bank of America NA	Tel Aviv 25 Index Future; September 2015	09/28/2015	664			(8)		—	(8)
Bank of America NA	UK 10 Year Gilt Future; December 2015	01/01/2016	28,170			(422)		—	(422)
Bank of America NA	US 10 Year Note Future; December 2015	01/01/2016	17,615			(208)		—	(207)
Bank of America NA	US 2 Year Note Future; December 2015	01/07/2016	9,417			(23)		—	(23)
Bank of America NA	US 5 Year Note Future; December 2015	01/07/2016	4,331			(32)		—	(32)
Bank of America NA	US Long Bond Future; December 2015	01/01/2016	1,755			(54)		—	(54)
Bank of America NA	US Ultra Bond Future; December 2015	01/01/2016	1,643			(59)		—	(59)
Bank of America NA	WIG 20 Index Future; September 2015	09/18/2015	(636)			35		35	—
Morgan Stanley & Co	Bovespa Index Future; October 2015	10/15/2015	(2,142)			103		103	—
Morgan Stanley & Co	KOSPI 200 Index Future; September 2015	09/11/2015	(2,045)			78		78	—
Morgan Stanley & Co	MSCI Taiwan Index Future; September 2015	09/30/2015	(863)			(40)		—	(40)
Morgan Stanley & Co	SGX CNX Nifty Index Future; September 2015	09/25/2015	(1,033)			(7)		—	(8)
Morgan Stanley & Co	Swiss Market Index Future; September 2015	09/18/2015	(11,991)			246		547	—
Morgan Stanley & Co	Taiwan TAIEX Index Future; September 2015	09/17/2015	(151)			4		3	—
Total						$(338)		$879	$(916)

Amounts in thousands

Total Return Equity Basket Swaps

							Fair Value
Counterparty	Fund Pays	Fund Receives	Expiration Date	Notional Value		Asset		Liability
Bank of America NA	Floating rate based on the	Total return on a custom basket of long	08/15/2019	$(53	) $		—		$(53)
	Federal Funds Rate	and short securities traded in USD
	plus/less spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/21/2016	(57)			—		(57)
	week LIBOR plus/less	and short securities traded in IDR
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/18/2016	75			74		—
	month LIBOR plus/less	and short securities traded in TWD
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/18/2016	(69)			—		(69)
	month LIBOR plus/less	and short securities traded in MYR
	spread
Deutsche Bank AG	Floating rate based on 28	Total return on a custom basket of long	03/21/2016	50			50		—
	day Mexico Interbank TIIE	and short securities traded in MXN
	Rate plus/less spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/21/2016	70			69		—
	month LIBOR plus/less	and short securities traded in BRL
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	04/10/2016	(221)			—		(222)
	month LIBOR plus/less	and short securities traded in USD
	spread
Deutsche Bank AG	Floating rate based on the	Total return on a custom basket of long	10/16/2015	7			7		—
	Overnight RBA Cash Rate	and short securities traded in AUD
	plus/less spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	08/20/2016	975			972		—
	week EUR LIBOR	and short French securities
	plus/less spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	01/22/2016	2,572			2,562		—
	week LIBOR plus/less	and short securities traded in GBP
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	01/22/2016	432			429		—
	week HIBOR plus/less	and short securities traded in HKD
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/18/2016	717			714		—
	month LIBOR plus/less	and short securities traded in KRW
	spread

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Total Return Equity Basket Swaps (continued)

							Fair Value
Counterparty	Fund Pays		Fund Receives	Expiration Date		Notional Value	Asset	Liability
Deutsche Bank AG	Floating rate based on the 1		Total return on a custom basket of long	03/23/2016		$112	$112		$—
	month South Africa	and short securities traded in ZAR
	Johannesburg Interbank
	Agreed Rate plus/less
	spread
Deutsche Bank AG	Floating rate based on the		Total return on a custom basket of long	03/18/2016		(24)	—		(25)
	Poland Warsaw Interbank		and short securities traded in PLN
	Offer/Bid Spot Week Rate
	plus/less spread
Morgan Stanley & Co	Floating rate based on 1	Total return on a custom basket of long		08/07/2016		(1,859)	—		(1,863)
	month LIBOR plus/less	and short securities traded in GBP
	spread
Morgan Stanley & Co	Floating rate based on 1	Total return on a custom basket of long		08/07/2016		346	340		—
	month LIBOR plus/less	and short securities traded in USD
	spread
Morgan Stanley & Co	Floating rate based on the		Total return on a custom basket of long	08/19/2016		997	981		—
	Bank of Japan Estimate	and short securities traded in JPY
	Unsecured Overnight Call
	Rate plus/less spread
Morgan Stanley & Co	Floating rate based on the		Total return on a custom basket of long	09/04/2015		7,266	7,201		—
	Federal Funds Rate	and short securities traded in USD
	plus/less spread
Total						$11,336	$13,511		$(2,289)

Amounts in thousands

Total Return Swaps

Counterparty			Pay/Receive Positive	Floating Rate	Expiration			Fair Value
(Issuer)	Reference Entity	Shares	Return	Index	Date	Notional Amount		Asset	Liability
Citigroup Inc	iShares J.P. Morgan $ Emerging	100,000	Pay	1.50%	10/29/2015		$10,850	$68	$—
Markets Bond UCITS ETF
Citigroup Inc	iShares J.P. Morgan $ Emerging	50,000	Pay	1.50%	11/13/2015		5,383	21	—
Markets Bond UCITS ETF
Citigroup Inc	iShares J.P. Morgan $ Emerging	100,000	Pay	1.50%	12/03/2015		10,645	—	(29)
Markets Bond UCITS ETF
Total								$89	$(29)

Amounts in thousands except contracts

Reverse Repurchase Agreements

Counterparty	Coupon Rate		Maturity Date	Principal Amount	Payable for Reverse Repurchase Agreements
Barclays Bank PLC		(0.65%)	07/14/2016	$11,194	$			(11,202)
Barclays Bank PLC		(0.20%)	07/17/2016	19,498				(19,502)
Barclays Bank PLC		(0.45%)	06/26/2016	4,001				(4,004)
Barclays Bank PLC		(0.20%)	06/19/2016	50,699				(50,719)
Barclays Bank PLC		(0.20%)	06/24/2016	23,400				(23,408)
Total					$			(108,836)

Amounts in thousands

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Short Sales Outstanding

COMMON STOCKS - (12.93)%	Shares	Value (000	's)	COMMON STOCKS (continued)	Shares	Value (000	's)

Advertising - (0.07)%				Biotechnology (continued)
DKSH Holding AG (a)	459	$28		Alexion Pharmaceuticals Inc (a)	11,020	$1,898
Nielsen Holdings PLC	48,086	2,175		Biogen Inc (a)	2,130	633
		$2,203		Celgene Corp (a)	13,410	1,583
				Medicines Co/The (a)	47,985	1,967
Agriculture - (0.03)%				Momenta Pharmaceuticals Inc (a)	56,159	1,096
Universal Corp/VA	17,760	874		Vertex Pharmaceuticals Inc (a)	5,325	679
						$8,275

Airlines - (0.03)%				Building Materials - (0.09)%
American Airlines Group Inc	5,370	210		Buzzi Unicem SpA	827	14
(a)
JetBlue Airways Corp	39,841	889		LafargeHolcim Ltd (a)	12,268	779
		$1,099		Louisiana-Pacific Corp (a)	100,510	1,652
Apparel - (0.20)%				Martin Marietta Materials Inc	3,640	611
Adidas AG	6,614	494				$3,056
Crocs Inc (a)	44,310	653
Michael Kors Holdings Ltd (a)	38,710	1,682		Chemicals - (0.22)%
Perry Ellis International Inc (a)	15,430	382		Albemarle Corp	37,733	1,706
				American Vanguard Corp	37,088	496
Ralph Lauren Corp	15,340	1,706		BASF SE	949	76
Tod's SpA	1,416	129		EMS-Chemie Holding AG	156	70
Under Armour Inc (a)	13,920	1,330
				K+S AG	18,366	685
		$6,376		Kraton Performance Polymers Inc (a)	42,130	889
Automobile Manufacturers - (0.10)%				LyondellBasell Industries NV	16,820	1,436
Bayerische Motoren Werke AG	764	70		Novozymes A/S	1,780	78
				OCI NV (a)	5,875	173
Daimler AG	1,419	114
Fiat Chrysler Automobiles NV (a)	64,979	918		OM Group Inc	16,630	557
Tesla Motors Inc (a)	5,912	1,473		Platform Specialty Products Corp (a),(b)	2,174	42
Volvo AB - B Shares	61,609	669		Solvay SA	570	67
		$3,244		Stepan Co	10,420	469
				Wacker Chemie AG	2,135	184
Automobile Parts & Equipment - (0.10)%						$6,928
BorgWarner Inc	13,678	597
Goodyear Tire & Rubber Co/The	16,650	496		Commercial Services - (0.33)%
Meritor Inc (a)	21,396	271		Abertis Infraestructuras SA	8,882	147
Nokian Renkaat OYJ	30,173	813		Brink's Co/The	42,110	1,207
				Career Education Corp (a)	73,120	271
Titan International Inc	127,500	1,170
				Green Dot Corp (a)	68,100	1,204
		$3,347
				H&R Block Inc	24,870	846
Banks - (0.65)%				Kelly Services Inc	31,440	455
Banca Popolare dell'Emilia Romagna SC	67,959	581		ManpowerGroup Inc	29,979	2,605
Banco Bilbao Vizcaya Argentaria SA	37,858	350		Monster Worldwide Inc (a)	49,400	359
Banco Comercial Portugues SA (a)	7,253,196	512		SGS SA	101	178
Banco de Sabadell SA	197,075	418		Towers Watson & Co	7,249	861
Banco Popular Espanol SA	246,448	1,049		United Rentals Inc (a)	19,010	1,318
Bankia SA	641,245	771		Western Union Co/The	42,230	779
BB&T Corp	11,600	428		Wirecard AG	5,962	247
CaixaBank SA	6,340	27				$10,477
Commerzbank AG (a)	11,907	133
Credit Suisse Group AG (a)	36,625	986		Computers - (0.36)%
Deutsche Bank AG	9,833	289		EMC Corp/MA	18,760	467
Intesa Sanpaolo SpA	88,293	321		Engility Holdings Inc	8,520	237
				Fortinet Inc (a)	39,600	1,669
KBC Groep NV	1,169	77
M&T Bank Corp	40,362	4,772		Gemalto NV	406	29
				Indra Sistemas SA (a)	19,553	230
PacWest Bancorp	9,998	426
Royal Bank of Canada	15,849	884		SanDisk Corp	42,824	2,336
Signature Bank/New York NY (a)	23,410	3,125		Seagate Technology PLC	75,630	3,887
SVB Financial Group (a)	26,340	3,295		Western Digital Corp	32,540	2,667
Svenska Handelsbanken AB	7,873	118				$11,522
Zions Bancorporation	72,440	2,101		Cosmetics & Personal Care - (0.03)%
		$20,663		Beiersdorf AG	838	69
Beverages - (0.26)%				Estee Lauder Cos Inc/The	9,412	751
Anheuser-Busch InBev SA/NV	1,396	152				$820
Brown-Forman Corp - B Shares	9,720	954		Distribution & Wholesale - (0.09)%
Carlsberg A/S	5,655	427		WW Grainger Inc	12,712	2,840
Coca-Cola Enterprises Inc	84,610	4,357
Davide Campari-Milano SpA	10,638	79
Molson Coors Brewing Co	31,700	2,159		Diversified Financial Services - (0.44)%
Monster Beverage Corp (a)	3,930	544		American Express Co	16,970	1,302
		$8,672		Azimut Holding SpA	10,676	235
				Charles Schwab Corp/The	47,991	1,458
Biotechnology - (0.26)%				CME Group Inc/IL	17,270	1,631
Acorda Therapeutics Inc (a)	13,092	419

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value (000	's)	COMMON STOCKS (continued)	Shares	Value (000	's)

Diversified Financial Services (continued)				Food (continued)
Element Financial Corp (a)	27,213	$389		Koninklijke Ahold NV	16,527	$326
Franklin Resources Inc	76,820	3,117		METRO AG	2,112	61
Intercontinental Exchange Inc	10,700	2,444		Post Holdings Inc (a)	1,259	82
Julius Baer Group Ltd (a)	12,764	620		Suedzucker AG	405	6
Navient Corp	117,110	1,498		Sysco Corp	128,830	5,136
T Rowe Price Group Inc	16,620	1,195		TreeHouse Foods Inc (a)	7,940	630
		$13,889		Tyson Foods Inc	93,062	3,935
						$13,834
Electric - (0.42)%
A2A SpA	117,198	143		Forest Products & Paper - (0.02)%
AES Corp/VA	248,100	2,977		Domtar Corp	19,010	764
Dominion Resources Inc/VA	39,841	2,779
EDP - Energias de Portugal SA	10,278	36
				Gas - (0.08)%
Enel Green Power SpA	145,767	277
				Gas Natural SDG SA	463	9
MDU Resources Group Inc	29,420	527
				NiSource Inc	159,320	2,675
NextEra Energy Inc	12,948	1,274
NRG Energy Inc	108,420	2,160				$2,684
NRG Yield Inc - A Shares	8,099	127		Hand & Machine Tools - (0.06)%
NRG Yield Inc - C Shares	1,882	30		Lincoln Electric Holdings Inc	19,686	1,155
PPL Corp	41,190	1,276		Sandvik AB	68,032	656
RWE AG	8,356	125		Schindler Holding AG	61	9
SCANA Corp	21,410	1,133				$1,820
Talen Energy Corp (a)	4,961	71
Westar Energy Inc	13,260	485		Healthcare - Products - (0.59)%
		$13,420		Baxter International Inc	135,710	5,218
				Cooper Cos Inc/The	7,414	1,204
Electrical Components & Equipment - (0.08)%				Cyberonics Inc (a)	3,846	251
Emerson Electric Co	25,140	1,200		DENTSPLY International Inc	25,090	1,315
General Cable Corp	80,231	1,167		Edwards Lifesciences Corp (a)	14,950	2,106
		$2,367		Elekta AB	53,176	330
				Getinge AB	11,763	261
Electronics - (0.14)%				Haemonetics Corp (a)	7,800	282
Avnet Inc	21,450	909		Henry Schein Inc (a)	6,280	859
Electro Scientific Industries Inc	70,450	327		Hologic Inc (a)	13,830	537
National Instruments Corp	61,330	1,791		IDEXX Laboratories Inc (a)	14,560	1,040
TTM Technologies Inc (a)	37,087	253
				Luminex Corp (a)	20,690	377
Tyco International PLC	21,730	789
				Medtronic PLC	41,850	3,025
Vishay Intertechnology Inc	19,283	191		QIAGEN NV (a)	3,687	97
		$4,260
				Sonova Holding AG	1,182	154
Energy - Alternate Sources - (0.05)%				St Jude Medical Inc	9,400	666
SunEdison Inc (a)	90,937	946		STERIS Corp	9,605	615
Vestas Wind Systems A/S	10,854	578		William Demant Holding A/S (a)	2,210	180
		$1,524		Wright Medical Group Inc (a)	7,520	174
						$18,691
Engineering & Construction - (0.14)%
Aena SA (a)	5,336	611		Healthcare - Services - (0.41)%
Bilfinger SE	6,737	270		Aetna Inc	4,269	489
Fraport AG Frankfurt Airport Services	2,234	135		Anthem Inc	38,138	5,379
Worldwide				Centene Corp (a)	3,549	219
Jacobs Engineering Group Inc (a)	21,790	881		Community Health Systems Inc (a)	12,340	663
KBR Inc	136,470	2,380		Fresenius Medical Care AG & Co KGaA	1,238	94
Obrascon Huarte Lain SA	28,955	448		Humana Inc	3,460	633
Tecnicas Reunidas SA	633	30		IPC Healthcare Inc (a)	39,450	3,132
		$4,755		Molina Healthcare Inc (a)	22,524	1,680
				Tenet Healthcare Corp (a)	18,880	929
Entertainment - 0.00%						$13,218
Gaming and Leisure Properties Inc	618	19
				Home Builders - (0.19)%
				DR Horton Inc	83,530	2,537
Environmental Control - (0.01)%				Lennar Corp - A Shares	25,580	1,302
MSA Safety Inc	5,560	253		PulteGroup Inc	39,220	811
				Ryland Group Inc/The	681	29
Food - (0.43)%				Toll Brothers Inc (a)	35,840	1,325
Barry Callebaut AG (a)	330	362		YIT OYJ	2,151	13
Chocoladefabriken Lindt & Spruengli AG	21	118				$6,017
Chr Hansen Holding A/S	4,450	224
				Home Furnishings - (0.02)%
Colruyt SA	1,618	79
Darling Ingredients Inc (a)	114,530	1,470		Harman International Industries Inc	7,540	737
Distribuidora Internacional de Alimentacion	11,260	68
SA (a)				Insurance - (0.60)%
Jeronimo Martins SGPS SA	22,421	310		ACE Ltd (a)	14,839	1,516
JM Smucker Co/The	8,720	1,027		Aflac Inc	50,650	2,968

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value (000	's)	COMMON STOCKS (continued)	Shares	Value (000	's)

Insurance (continued)				Media - (0.24)%
Assicurazioni Generali SpA	16,597	$303		Atresmedia Corp de Medios de Comunicacion	7,024	$103
Chubb Corp/The	56,200	6,790		SA
Cincinnati Financial Corp	42,720	2,235		Charter Communications Inc (a)	949	172
Endurance Specialty Holdings Ltd	53	4		Discovery Communications Inc - C Shares (a)	86,420	2,192
Everest Re Group Ltd	4,740	833		John Wiley & Sons Inc	10,090	520
Mediolanum SpA	37,341	295		Mediaset SpA	104,567	500
MetLife Inc	26,020	1,304		Modern Times Group MTG AB	7,495	203
MGIC Investment Corp (a)	56,501	597		Schibsted ASA	11,704	380
Prudential Financial Inc	5,600	452		Schibsted ASA (a)	9,181	283
Radian Group Inc	26,891	483		Time Warner Cable Inc	4,520	841
Sampo Oyj	5,392	260		Twenty-First Century Fox Inc - A Shares	91,340	2,502
Unum Group	22,670	760				$7,696
XL Group PLC	14,670	547
		$19,347		Metal Fabrication & Hardware - (0.03)%
				Assa Abloy AB	13,188	252
Internet - (0.59)%				Tenaris SA	49,547	652
eBay Inc (a)	75,980	2,060				$904
Google Inc - C Shares (a)	6,610	4,087
LinkedIn Corp (a)	832	150		Mining - (0.10)%
Netflix Inc (a)	9,380	1,079		Alcoa Inc	75,720	716
Priceline Group Inc/The (a)	3,600	4,495		Kaiser Aluminum Corp	20,450	1,709
Symantec Corp	23,310	478		Royal Gold Inc	5,800	279
				Stillwater Mining Co (a)	40,510	387
TripAdvisor Inc (a)	6,250	437
VeriSign Inc (a)	91,861	6,333				$3,091
		$19,119		Miscellaneous Manufacturers - (0.16)%
Investment Companies - 0.00%				Alfa Laval AB	23,183	390
Ares Capital Corp	56	1		AptarGroup Inc	12,530	844
Prospect Capital Corp	104	1		Donaldson Co Inc	11,680	366
		$2		Eaton Corp PLC	24,360	1,390
				Pentair PLC	31,600	1,747
Iron & Steel - (0.22)%				Trinity Industries Inc	17,574	474
Allegheny Technologies Inc	43,537	841				$5,211
APERAM SA (a)	1,981	66
ArcelorMittal	208,688	1,630		Oil & Gas - (0.26)%
				Cheniere Energy Inc (a)	5,360	333
Carpenter Technology Corp	8,490	331
Nucor Corp	64,470	2,791		Chevron Corp	4,020	326
Outokumpu OYJ (a)	27,518	118		Cimarex Energy Co	8,370	925
Reliance Steel & Aluminum Co	7,290	424		ConocoPhillips	5,010	246
				DNO ASA (a)	12,066	14
SSAB AB - A Shares (a)	16,728	70
ThyssenKrupp AG	31,893	689		Helmerich & Payne Inc	6,960	411
United States Steel Corp	13,108	215		Murphy Oil Corp	7,970	247
				Newfield Exploration Co (a)	20,480	682
		$7,175
				Noble Energy Inc	9,610	321
Leisure Products & Services - (0.16)%				Occidental Petroleum Corp	30,330	2,214
Carnival Corp	65,340	3,217		Seadrill Ltd	80,575	623
Harley-Davidson Inc	13,170	738		Southwestern Energy Co (a)	105,582	1,715
Royal Caribbean Cruises Ltd	12,940	1,141		Statoil ASA	10,778	164
		$5,096		Whiting Petroleum Corp (a)	5,721	111
						$8,332
Lodging - (0.07)%
Wynn Resorts Ltd	28,600	2,146		Oil & Gas Services - (0.14)%
				Aker Solutions ASA	3,849	16
				Fred Olsen Energy ASA (a)	665	3
Machinery - Construction & Mining - (0.09)%				Fugro NV (a)	23,232	485
Atlas Copco AB - A Shares	22,722	572
				Halliburton Co	44,463	1,750
Caterpillar Inc	14,282	1,092		Saipem SpA (a)	7,475	72
Joy Global Inc	44,340	1,074		SBM Offshore NV (a)	53,165	634
		$2,738		Schlumberger Ltd	15,935	1,233
Machinery - Diversified - (0.24)%				TGS Nopec Geophysical Co ASA	13,972	274
AGCO Corp	35,800	1,756				$4,467
CNH Industrial NV	67,352	531
				Packaging & Containers - (0.07)%
Cummins Inc	10,060	1,225
				Ball Corp	5,777	381
Flowserve Corp	18,260	824
				Greif Inc - Class A	34,760	1,018
FLSmidth & Co A/S	6,278	238
				Sonoco Products Co	27,920	1,098
Hexagon AB	15,223	490
Kone OYJ	12,022	474				$2,497
Nordson Corp	7,090	472		Pharmaceuticals - (0.35)%
Wabtec Corp/DE	16,440	1,574		Allergan PLC (a)	10,470	3,180
Zardoya Otis SA	17,735	189		Baxalta Inc	14,260	501
		$7,773		Bayer AG	3,529	477
				Galenica AG	447	574

See accompanying notes.

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value (000	's)	COMMON STOCKS (continued)	Shares	Value (000	's)

Pharmaceuticals (continued)				Semiconductors (continued)
H Lundbeck A/S (a)	369	$12		NVIDIA Corp	133,721	$3,006
Mead Johnson Nutrition Co	26,279	2,059		NXP Semiconductors NV (a)	30,060	2,545
Mylan NV (a)	13,356	662		ON Semiconductor Corp (a)	14,857	142
Perrigo Co PLC	16,860	3,085		QUALCOMM Inc	32,310	1,828
Roche Holding AG	683	186		Xilinx Inc	37,860	1,586
Shire PLC ADR	1,070	248				$29,319
STADA Arzneimittel AG	1,014	35
UCB SA	2,920	220		Software - (0.29)%
				Amadeus IT Holding SA	6,152	256
		$11,239		Autodesk Inc (a)	8,100	379
Pipelines - (0.09)%				Electronic Arts Inc (a)	27,293	1,806
Koninklijke Vopak NV	13,942	573		Oracle Corp	66,540	2,468
Spectra Energy Corp	42,750	1,243		Quality Systems Inc	71,090	966
Williams Cos Inc/The	23,390	1,127		salesforce.com inc (a)	6,500	451
		$2,943		SAP SE	16,806	1,127
				Software AG	2,131	59
REITS - (0.91)%				Solera Holdings Inc	9,650	465
AvalonBay Communities Inc	5,835	963		Take-Two Interactive Software Inc (a)	52,290	1,523
Care Capital Properties Inc	12,632	402				$9,500
CareTrust REIT Inc	10,990	123
Chambers Street Properties	117	1		Telecommunications - (0.41)%
Colony Capital Inc	10,230	222		ADTRAN Inc	17,390	278
Crown Castle International Corp	8,856	738		Altice NV (a)	30,294	864
Equinix Inc	27,410	7,395		Altice NV (a)	10,098	317
HCP Inc	99,150	3,674		ARRIS Group Inc (a)	21,799	576
Health Care REIT Inc	87,876	5,567		Cellnex Telecom SAU (a)	1,563	28
Host Hotels & Resorts Inc	45,390	805		Ciena Corp (a)	18,137	406
Iron Mountain Inc	9,365	265		Deutsche Telekom AG	52,628	898
Omega Healthcare Investors Inc	101,470	3,428		Elisa OYJ	7,084	236
Realty Income Corp	21,356	954		Leap Wireless International Inc - Rights (a),(b),(c)	7,565	19
Spirit Realty Capital Inc	16,676	160		Level 3 Communications Inc (a)	24,070	1,077
Starwood Property Trust Inc	21,337	454		Lumos Networks Corp	10,740	126
Ventas Inc	59,770	3,288		Millicom International Cellular SA	1,978	132
Weyerhaeuser Co	31,689	885		Nokia OYJ ADR	125,872	785
		$29,324		Nokia OYJ	13,004	82
				Palo Alto Networks Inc (a)	25,296	4,154
Retail - (0.64)%				Telecom Italia SpA (a)	492,074	597
Ascena Retail Group Inc (a)	31,618	382
				Telefonica Deutschland Holding AG	70,595	428
Best Buy Co Inc	12,760	469		Telenet Group Holding NV (a)	1,295	73
Cash America International Inc	18,840	520		TeliaSonera AB	11,639	65
Chipotle Mexican Grill Inc (a)	1,260	895
				T-Mobile US Inc (a)	50,377	1,995
Cie Financiere Richemont SA	13,653	1,020				$13,136
Coach Inc	36,037	1,090
CST Brands Inc	23,620	820		Toys, Games & Hobbies - (0.09)%
Dollar Tree Inc (a)	9,981	761		Mattel Inc	123,520	2,894
Dufry AG (a)	718	97
Guess? Inc	111,910	2,474
Liberty Interactive Corp QVC Group (a)	9,924	268		Transportation - (0.36)%
				Cargotec Oyj	7,683	243
McDonald's Corp	16,760	1,592
				CH Robinson Worldwide Inc	13,930	939
Nordstrom Inc	12,620	920
Pep Boys-Manny Moe & Jack/The (a)	79,050	957		CSX Corp	19,930	546
				Expeditors International of Washington Inc	25,190	1,234
Salvatore Ferragamo SpA	31,576	852
				JB Hunt Transport Services Inc	25,190	1,833
Staples Inc	52,216	742
				Kansas City Southern	22,294	2,067
Starbucks Corp	11,520	630
				Kuehne + Nagel International AG	1,109	148
Swatch Group AG/The	5,065	1,936
				Norfolk Southern Corp	29,670	2,312
Walgreens Boots Alliance Inc	17,340	1,501
World Duty Free SpA (a)	2,989	34		Panalpina Welttransport Holding AG	1,328	167
				Ship Finance International Ltd	21,380	359
World Fuel Services Corp	18,200	703
				Union Pacific Corp	7,900	677
Yum! Brands Inc	21,120	1,685
				United Parcel Service Inc	2,870	280
		$20,348		UTI Worldwide Inc (a)	98,723	703
Semiconductors - (0.92)%						$11,508
Analog Devices Inc	16,610	928		TOTAL COMMON STOCKS (proceeds $427,883)		$414,453
Avago Technologies Ltd	13,444	1,694		PREFERRED STOCKS - (0.02)%	Shares	Value (000	's)
Broadcom Corp	49,020	2,533
Cypress Semiconductor Corp (a)	104,010	1,040		Automobile Manufacturers - (0.01)%
Exar Corp (a)	43,450	256		Volkswagen AG	1,330	252
Intel Corp	112,647	3,215
KLA-Tencor Corp	15,504	777		Chemicals - (0.01)%
Lam Research Corp	100,587	7,320		FUCHS PETROLUB SE	8,514	366
Microchip Technology Inc	22,647	962
Micron Technology Inc (a)	90,609	1,487

See accompanying notes.

			Schedule of Investments
			Global Multi-Strategy Fund
			August 31, 2015

			Short Sales Outstanding

PREFERRED STOCKS (continued)		Shares	Value (000	's)

Consumer Products - 0.00%
Henkel AG & Co KGaA		852	$89

TOTAL PREFERRED STOCKS (proceeds $769)			$707
	Principal
BONDS- (2.20)%	Amount (000's) Value (000's)

Banks- (0.46)%
Banco do Brasil SA/Cayman
3.88%, 10/10/2022		$5,000	$4,225
Bangkok Bank PCL/Hong Kong
4.80%, 10/18/2020		5,000	5,412
Export-Import Bank of India
4.00%, 01/14/2023		5,000	4,997
			$14,634

Electric - (0.41)%
Saudi Electricity Global Sukuk Co 2
3.47%, 04/08/2023		13,000	13,130

Holding Companies - Diversified - (0.07)%
Sinochem Overseas Capital Co Ltd
6.30%, 11/12/2040		2,000	2,405

Sovereign - (1.26)%
Bahrain Government International Bond
6.13%, 08/01/2023		13,000	13,780
Colombia Government International Bond
5.63%, 02/26/2044		5,000	4,856
Portugal Obrigacoes do Tesouro OT
4.45%, 06/15/2018	EUR	3,000	3,720
Republic of Azerbaijan International Bond
4.75%, 03/18/2024		$2,000	1,910
South Africa Government International Bond
5.88%, 09/16/2025		15,000	16,197
			$40,463
TOTAL BONDS (proceeds $72,868)			$70,632
TOTAL SHORT SALES (proceeds $501,520)			$485,792

(a)	Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $61 or 0.00% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $19 or 0.00% of net assets.

See accompanying notes.

Schedule of Investments
Global Opportunities Fund
August 31, 2015

COMMON STOCKS - 98.77%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 2.73%			Engineering & Construction (continued)
General Dynamics Corp	106,130	$15,074	Lend Lease Group	375,337	$3,714
Lockheed Martin Corp	56,010	11,268			$10,285
Spirit AeroSystems Holdings Inc (a)	158,298	8,090
			Food - 3.45%
		$34,432	Delhaize Group	121,850	10,903
Agriculture - 4.00%			Kroger Co/The	571,352	19,711
Archer-Daniels-Midland Co	254,051	11,429	SUPERVALU Inc (a)	774,271	6,380
Imperial Tobacco Group PLC	593,862	28,585	Tyson Foods Inc	153,451	6,488
Philip Morris International Inc	131,088	10,461			$43,482
		$50,475	Gas - 0.53%
Airlines - 0.93%			UGI Corp	195,412	6,660
Japan Airlines Co Ltd	329,900	11,708
			Healthcare - Services - 4.53%
Apparel - 1.50%			Anthem Inc	65,390	9,223
NIKE Inc	169,311	18,921	Centene Corp (a)	165,178	10,195
			Cigna Corp	144,126	20,291
			HCA Holdings Inc (a)	201,520	17,456
Automobile Manufacturers - 1.92%					$57,165
Daimler AG	91,207	7,311
Toyota Motor Corp	285,197	16,857	Home Builders - 1.47%
		$24,168	Barratt Developments PLC	998,341	9,719
			Sekisui House Ltd	595,500	8,877
Automobile Parts & Equipment - 0.92%					$18,596
Bridgestone Corp	348,500	11,653
			Insurance - 10.27%
			AmTrust Financial Services Inc	165,886	9,646
Banks - 9.02%
			AXA SA	617,880	15,564
Bank of Kyoto Ltd/The	702,000	7,611
			Direct Line Insurance Group PLC	3,668,814	19,776
JPMorgan Chase & Co	439,113	28,147
			Everest Re Group Ltd	106,228	18,676
Mitsubishi UFJ Financial Group Inc	1,851,400	12,212
			Hannover Rueck SE	209,360	21,248
Mizuho Financial Group Inc	7,576,400	15,516
			Hartford Financial Services Group Inc/The	165,582	7,608
Royal Bank of Canada	181,400	10,113
			Reinsurance Group of America Inc	83,365	7,576
SunTrust Banks Inc	191,082	7,714
			SCOR SE	211,771	7,454
Wells Fargo & Co	609,453	32,502
			Tokio Marine Holdings Inc	251,600	10,072
		$113,815	Travelers Cos Inc/The	120,427	11,988
Biotechnology - 5.18%					$129,608
Amgen Inc	166,508	25,273
Cambrex Corp (a)	131,026	6,264	Internet - 2.76%
			Google Inc - A Shares (a)	53,736	34,811
Gilead Sciences Inc	321,689	33,800
		$65,337
			Investment Companies - 0.95%
Chemicals - 0.78%			Investor AB	332,624	11,957
LyondellBasell Industries NV	115,963	9,901

			Mining - 0.37%
Commercial Services - 2.08%			BHP Billiton PLC	267,391	4,701
Adecco SA (a)	180,319	14,135
Ashtead Group PLC	844,541	12,120
		$26,255	Oil & Gas - 4.94%
			ConocoPhillips	108,857	5,350
Computers - 5.75%			EOG Resources Inc	114,345	8,954
Accenture PLC - Class A	216,921	20,449	Exxon Mobil Corp	288,677	21,720
Apple Inc	288,163	32,493	Repsol SA	685,465	9,773
DST Systems Inc	132,999	13,622	Royal Dutch Shell PLC - A Shares	300,616	7,832
Synopsys Inc (a)	128,068	6,010
			Valero Energy Corp	147,686	8,764
		$72,574			$62,393

Cosmetics & Personal Care - 1.75%			Pharmaceuticals - 13.60%
Unilever NV	552,621	22,146	Cardinal Health Inc	239,607	19,712
			McKesson Corp	111,168	21,964
Diversified Financial Services - 0.68%			Novartis AG	298,558	29,135
Fubon Financial Holding Co Ltd	4,985,000	8,583	Novo Nordisk A/S	363,877	20,090
			Pfizer Inc	775,910	25,000
			Roche Holding AG	58,782	16,002
Electric - 4.39%			Shire PLC	194,925	15,075
Huaneng Power International Inc	6,843,160	7,809	Teva Pharmaceutical Industries Ltd ADR	382,341	24,627
Iberdrola SA	1,429,821	9,668			$171,605
Korea Electric Power Corp	218,018	8,907
PG&E Corp	291,169	14,436	Real Estate - 2.57%
Public Service Enterprise Group Inc	363,886	14,646	Brookfield Asset Management Inc	628,224	19,774
		$55,466	CBRE Group Inc (a)	395,299	12,658
					$32,432
Engineering & Construction - 0.82%
Grupo Aeroportuario del Sureste SAB de CV	450,900	6,571	Retail - 5.24%
			Alimentation Couche-Tard Inc	240,916	10,209

See accompanying notes.

			Schedule of Investments
			Global Opportunities Fund
			August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Retail (continued)
Home Depot Inc/The	118,811		$13,837
Target Corp	244,487		18,999
Wal-Mart Stores Inc	356,546		23,079
			$66,124

Software - 3.01%
Fiserv Inc (a)	143,661		12,250
Microsoft Corp	314,151		13,672
Oracle Corp	325,945		12,089
			$38,011

Telecommunications - 2.63%
Cisco Systems Inc	651,718		16,867
Nippon Telegraph & Telephone Corp	429,300		16,374
			$33,241
TOTAL COMMON STOCKS			$1,246,505
INVESTMENT COMPANIES - 1.29%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 1.29%
Morgan Stanley Institutional Liquidity Funds -	16,324,722		16,325
Government Portfolio

TOTAL INVESTMENT COMPANIES			$16,325
Total Investments			$1,262,830
Liabilities in Excess of Other Assets, Net - (0.06)%			$(773)
TOTAL NET ASSETS - 100.00%			$1,262,057

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Country			Percent
United States			57.00%
Japan			8.79%
United Kingdom			7.31%
Switzerland			4.70%
Canada			3.18%
Ireland			2.82%
Germany			2.26%
Israel			1.95%
France			1.82%
Denmark			1.59%
Spain			1.54%
Bermuda			1.48%
Sweden			0.95%
Belgium			0.86%
Korea, Republic Of			0.70%
Taiwan, Province Of China			0.68%
Australia			0.67%
China			0.62%
Netherlands			0.62%
Mexico			0.52%
Liabilities in Excess of Other Assets, Net			(0.06)%
TOTAL NET ASSETS			100.00%

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2015

COMMON STOCKS - 97.48%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.44%			Automobile Parts & Equipment (continued)
Dentsu Inc	13,700	$701	Denso Corp	30,800	$1,374
Hakuhodo DY Holdings Inc	14,800	148	GKN PLC	99,906	444
JCDecaux SA	4,715	169	JTEKT Corp	12,900	181
Publicis Groupe SA	11,963	852	Koito Manufacturing Co Ltd	6,600	225
WPP PLC	79,834	1,643	NGK Insulators Ltd	16,000	360
		$3,513	NGK Spark Plug Co Ltd	11,300	277
			NHK Spring Co Ltd	10,100	97
Aerospace & Defense - 1.12%			NOK Corp	6,000	147
Airbus Group SE	37,496	2,441	Nokian Renkaat OYJ	7,202	194
BAE Systems PLC	191,787	1,320	Pirelli & C. SpA	16,613	278
Cobham PLC	69,225	297	Stanley Electric Co Ltd	9,000	175
Finmeccanica SpA (a)	25,695	347
			Sumitomo Electric Industries Ltd	47,700	653
IHI Corp	88,000	272	Sumitomo Rubber Industries Ltd	10,800	153
Kawasaki Heavy Industries Ltd	90,000	340	Toyoda Gosei Co Ltd	4,100	80
Meggitt PLC	48,536	353	Toyota Industries Corp	10,300	509
Rolls-Royce Holdings PLC (a)	112,981	1,280
			Valeo SA	5,045	632
Safran SA	18,534	1,446	Yokohama Rubber Co Ltd/The	6,400	125
Thales SA	6,644	458			$10,342
Zodiac Aerospace	12,806	389
		$8,943	Banks - 14.18%
			Aozora Bank Ltd	72,000	263
Agriculture - 1.47%			Australia & New Zealand Banking Group Ltd	175,626	3,493
British American Tobacco PLC	113,339	6,002	Banca Monte dei Paschi di Siena SpA (a)	160,811	337
Golden Agri-Resources Ltd	448,200	100	Banco Bilbao Vizcaya Argentaria SA	400,350	3,704
Imperial Tobacco Group PLC	58,191	2,801	Banco Comercial Portugues SA (a)	2,408,767	170
Japan Tobacco Inc	69,700	2,477	Banco de Sabadell SA	313,510	664
Swedish Match AB	12,476	368	Banco Espirito Santo SA (a),(b)	131,709	—
		$11,748	Banco Popolare SC (a)	22,996	394
Airlines - 0.22%			Banco Popular Espanol SA	107,625	458
ANA Holdings Inc	73,000	214	Banco Santander SA	909,034	5,549
Cathay Pacific Airways Ltd	74,000	134	Bank Hapoalim BM	67,380	342
Deutsche Lufthansa AG (a)	14,691	178	Bank Leumi Le-Israel BM (a)	88,899	324
easyJet PLC	9,660	247	Bank of East Asia Ltd/The	74,600	257
			Bank of Ireland (a)	1,746,671	693
International Consolidated Airlines Group SA	51,731	429
(a)			Bank of Kyoto Ltd/The	21,000	228
Japan Airlines Co Ltd	7,500	266	Bank of Queensland Ltd	23,541	212
Qantas Airways Ltd (a)	34,863	83	Bank of Yokohama Ltd/The	71,000	434
Singapore Airlines Ltd	34,200	241	Bankia SA	292,517	352
		$1,792	Bankinter SA	42,804	321
			Barclays PLC	1,003,346	3,987
Apparel - 0.78%			Bendigo & Adelaide Bank Ltd	28,801	225
Adidas AG	13,283	992	BNP Paribas SA	67,244	4,236
Asics Corp	10,000	292	BOC Hong Kong Holdings Ltd	234,500	792
Burberry Group PLC	27,038	581	CaixaBank SA	164,815	709
Christian Dior SE	3,461	641	Chiba Bank Ltd/The	44,000	320
Hermes International	1,675	594	Chugoku Bank Ltd/The	10,100	149
LVMH Moet Hennessy Louis Vuitton SE	17,736	2,952	Commerzbank AG (a)	67,590	755
Yue Yuen Industrial Holdings Ltd	46,500	167	Commonwealth Bank of Australia	107,837	5,761
		$6,219	Credit Agricole SA	65,433	885
			Credit Suisse Group AG (a)	98,828	2,660
Automobile Manufacturers - 3.66%			Danske Bank A/S	44,829	1,386
Bayerische Motoren Werke AG	21,022	1,932	DBS Group Holdings Ltd	111,500	1,405
Daihatsu Motor Co Ltd	12,100	148	Deutsche Bank AG	87,576	2,573
Daimler AG	61,135	4,900
Fiat Chrysler Automobiles NV (a)	57,109	801	DNB ASA	62,051	883
			Erste Group Bank AG (a)	17,738	525
Fuji Heavy Industries Ltd	37,200	1,300	Fukuoka Financial Group Inc	48,000	238
Hino Motors Ltd	16,300	179	Gunma Bank Ltd/The	23,000	153
Honda Motor Co Ltd	103,400	3,252	Hachijuni Bank Ltd/The	25,000	172
Isuzu Motors Ltd	37,600	426	Hang Seng Bank Ltd	48,500	863
Mazda Motor Corp	34,200	586	Hiroshima Bank Ltd/The	32,000	180
Mitsubishi Motors Corp	40,500	310	Hokuhoku Financial Group Inc	76,000	171
Nissan Motor Co Ltd	157,800	1,419
Peugeot SA (a)	27,468	472	HSBC Holdings PLC	1,168,549	9,236
			ING Groep NV	245,556	3,762
Renault SA	12,204	1,011	Intesa Sanpaolo SpA	804,918	2,929
Suzuki Motor Corp	23,000	781	Intesa Sanpaolo SpA	59,208	195
Toyota Motor Corp	173,500	10,255	Investec PLC	33,577	273
Volkswagen AG	2,247	419	Iyo Bank Ltd/The	15,400	172
Volvo AB - B Shares	97,616	1,060	Joyo Bank Ltd/The	39,000	208
		$29,251	KBC Groep NV	15,915	1,052
Automobile Parts & Equipment - 1.29%			Lloyds Banking Group PLC	3,471,631	4,092
Aisin Seiki Co Ltd	12,200	439	Mediobanca SpA	35,709	357
Bridgestone Corp	41,200	1,378	Mitsubishi UFJ Financial Group Inc	809,600	5,340
Cie Generale des Etablissements Michelin	11,826	1,142	Mizrahi Tefahot Bank Ltd	8,802	102
Continental AG	6,983	1,479	Mizuho Financial Group Inc	1,485,300	3,042
See accompanying notes.			153

Schedule of Investments
International Equity Index Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Banks (continued)			Chemicals (continued)
National Australia Bank Ltd	166,047	$3,682	Daicel Corp	18,400	$242
Natixis SA	59,423	377	EMS-Chemie Holding AG	518	233
Nordea Bank AB	192,863	2,277	Evonik Industries AG	8,876	330
Oversea-Chinese Banking Corp Ltd	190,100	1,204	Givaudan SA (a)	585	1,006
Raiffeisen Bank International AG (a)	7,441	100	Hitachi Chemical Co Ltd	6,600	101
Resona Holdings Inc	140,100	706	Incitec Pivot Ltd	106,393	265
Royal Bank of Scotland Group PLC (a)	196,369	1,015	Israel Chemicals Ltd	32,293	182
Seven Bank Ltd	37,700	160	Johnson Matthey PLC	12,458	513
Shinsei Bank Ltd	113,000	244	JSR Corp	12,100	190
Shizuoka Bank Ltd/The	34,000	358	K+S AG	12,152	454
Skandinaviska Enskilda Banken AB	96,449	1,121	Kaneka Corp	17,000	138
Societe Generale SA	46,064	2,238	Kansai Paint Co Ltd	15,000	233
Standard Chartered PLC	150,340	1,752	Koninklijke DSM NV	11,519	605
Sumitomo Mitsui Financial Group Inc	80,800	3,298	Kuraray Co Ltd	21,700	256
Sumitomo Mitsui Trust Holdings Inc	209,440	865	LANXESS AG	5,811	295
Suruga Bank Ltd	11,400	218	Linde AG	11,793	2,047
Svenska Handelsbanken AB	95,079	1,418	Lonza Group AG (a)	3,359	459
Swedbank AB	57,501	1,312	Mitsubishi Chemical Holdings Corp	86,000	488
UBS Group AG (a)	231,879	4,797	Mitsubishi Gas Chemical Co Inc	24,000	117
UniCredit SpA	303,790	1,981	Mitsui Chemicals Inc	51,000	172
Unione di Banche Italiane SCpA	57,256	446	Nippon Paint Holdings Co Ltd	9,200	188
United Overseas Bank Ltd	81,900	1,126	Nitto Denko Corp	10,500	704
Westpac Banking Corp	198,114	4,399	Novozymes A/S	14,814	644
Yamaguchi Financial Group Inc	13,000	160	OCI NV (a)	5,351	157
		$113,237	Shin-Etsu Chemical Co Ltd	25,900	1,421
			Solvay SA	3,764	442
Beverages - 2.32%			Sumitomo Chemical Co Ltd	94,000	467
Anheuser-Busch InBev SA/NV	51,057	5,569	Symrise AG	7,829	471
Asahi Group Holdings Ltd	24,500	807	Syngenta AG	5,901	1,978
Carlsberg A/S	6,792	513	Taiyo Nippon Sanso Corp	9,500	116
Coca-Cola Amatil Ltd	36,362	217	Teijin Ltd	59,000	187
Coca-Cola HBC AG (a)	12,185	248
			Toray Industries Inc	92,000	810
Diageo PLC	152,954	4,053	Umicore SA	6,043	241
Heineken Holding NV	6,400	446	Yara International ASA	11,400	509
Heineken NV	14,628	1,156			$27,001
Kirin Holdings Co Ltd	52,100	765
Pernod Ricard SA	13,481	1,414	Commercial Services - 1.77%
Remy Cointreau SA	1,545	92	Abertis Infraestructuras SA	29,944	494
SABMiller PLC	58,943	2,742	Adecco SA (a)	10,801	847
Suntory Beverage & Food Ltd	8,800	371	Aggreko PLC	15,568	253
Treasury Wine Estates Ltd	41,351	175	Ashtead Group PLC	30,603	439
		$18,568	Atlantia SpA	26,215	700
			Babcock International Group PLC	15,266	225
Biotechnology - 0.24%			Benesse Holdings Inc	4,200	111
CSL Ltd	29,698	1,936	Brambles Ltd	99,493	696
			Bunzl PLC	20,352	539
Building Materials - 1.21%			Bureau Veritas SA	16,838	384
Asahi Glass Co Ltd	60,000	356	Capita PLC	40,246	757
Boral Ltd	48,773	196	Dai Nippon Printing Co Ltd	34,000	349
Cie de Saint-Gobain	30,325	1,392	Edenred	13,078	277
CRH PLC	52,156	1,559	Experian PLC	60,160	1,015
Daikin Industries Ltd	14,900	885	G4S PLC	94,337	369
Fletcher Building Ltd	43,732	199	Hutchison Port Holdings Trust	359,500	189
Geberit AG	2,399	761	Intertek Group PLC	9,810	379
HeidelbergCement AG	8,948	675	ISS A/S	9,430	329
Imerys SA	2,284	157	Park24 Co Ltd	6,000	118
James Hardie Industries PLC	28,559	357	Randstad Holding NV	8,131	512
LafargeHolcim Ltd (a)	26,271	1,668	Recruit Holdings Co Ltd	8,900	273
LIXIL Group Corp	16,900	348	RELX NV	64,729	995
Rinnai Corp	2,300	172	RELX PLC	68,713	1,096
Sika AG	136	450	Secom Co Ltd	13,300	851
Taiheiyo Cement Corp	74,000	250	Securitas AB	19,881	253
TOTO Ltd	18,000	264	SGS SA	346	610
		$9,689	Toppan Printing Co Ltd	33,000	274
			Transurban Group	121,557	837
Chemicals - 3.38%					$14,171
Air Liquide SA	21,838	2,613
Air Water Inc	10,000	159	Computers - 0.53%
Akzo Nobel NV	15,583	1,052	Atos	5,478	415
Arkema SA	4,160	293	Cap Gemini SA	9,867	884
Asahi Kasei Corp	79,000	628	Computershare Ltd	30,017	211
BASF SE	58,318	4,686	Fujitsu Ltd	117,000	579
Brenntag AG	9,809	545	Gemalto NV	5,085	366
Croda International PLC	8,255	364	Ingenico Group	3,484	431

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Computers (continued)			Electric (continued)
Itochu Techno-Solutions Corp	3,100	$68	Engie	92,776	$1,657
Nomura Research Institute Ltd	7,100	288	Fortum OYJ	28,202	456
NTT Data Corp	7,900	380	Hokuriku Electric Power Co	10,600	153
Otsuka Corp	3,300	173	Iberdrola SA	343,013	2,319
TDK Corp	7,700	478	Kansai Electric Power Co Inc/The (a)	44,600	556
		$4,273	Kyushu Electric Power Co Inc	27,000	322
			Meridian Energy Ltd	81,368	113
Consumer Products - 0.54%			Mighty River Power Ltd	43,710	77
Henkel AG & Co KGaA	6,598	605	Origin Energy Ltd	70,453	413
Reckitt Benckiser Group PLC	39,264	3,440	Power Assets Holdings Ltd	88,000	757
Societe BIC SA	1,825	289	Red Electrica Corp SA	6,870	547
		$4,334	RWE AG	31,073	465
Cosmetics & Personal Care - 1.39%			Shikoku Electric Power Co Inc	11,300	176
Beiersdorf AG	6,400	529	SSE PLC	60,050	1,346
Kao Corp	31,900	1,457	Terna Rete Elettrica Nazionale SpA	95,717	445
Kose Corp	1,900	187	Tohoku Electric Power Co Inc	28,700	393
			Tokyo Electric Power Co Inc (a)	91,800	629
L'Oreal SA	15,992	2,735
Shiseido Co Ltd	22,800	477			$18,700
Svenska Cellulosa AB SCA	37,365	1,063	Electrical Components & Equipment - 0.68%
Unicharm Corp	23,500	474	Brother Industries Ltd	14,800	201
Unilever NV	103,432	4,145	Casio Computer Co Ltd	12,700	244
		$11,067	Legrand SA	16,886	972
Distribution & Wholesale - 0.95%			Mabuchi Motor Co Ltd	3,200	149
ITOCHU Corp	100,200	1,202	Nidec Corp	13,900	1,088
Jardine Cycle & Carriage Ltd	7,400	150	OSRAM Licht AG	5,649	298
Li & Fung Ltd	374,000	246	Prysmian SpA	12,384	264
Marubeni Corp	104,700	574	Schneider Electric SE	35,258	2,223
Mitsubishi Corp	87,600	1,628			$5,439
Mitsui & Co Ltd	108,300	1,408	Electronics - 1.17%
Rexel SA	18,589	285	Alps Electric Co Ltd	10,900	341
Sumitomo Corp	71,300	756	Hamamatsu Photonics KK	9,000	222
Toyota Tsusho Corp	13,400	308	Hirose Electric Co Ltd	1,885	215
Wolseley PLC	15,810	1,013	Hitachi High-Technologies Corp	4,300	96
		$7,570	Hoya Corp	26,900	1,049
Diversified Financial Services - 1.47%			Ibiden Co Ltd	7,700	109
Aberdeen Asset Management PLC	56,673	275	Keyence Corp	2,840	1,315
Acom Co Ltd (a)	25,300	114	Koninklijke Philips NV	59,356	1,525
AEON Financial Service Co Ltd	6,600	149	Kyocera Corp	20,300	994
ASX Ltd	12,291	345	Minebea Co Ltd	20,000	239
Credit Saison Co Ltd	9,300	186	Murata Manufacturing Co Ltd	12,700	1,829
Daiwa Securities Group Inc	105,000	726	NEC Corp	164,000	516
Deutsche Boerse AG	12,254	1,095	Nippon Electric Glass Co Ltd	25,000	110
Hargreaves Lansdown PLC	15,861	271	Omron Corp	12,300	461
Hong Kong Exchanges and Clearing Ltd	71,100	1,670	Yaskawa Electric Corp	14,900	170
ICAP PLC	33,549	232	Yokogawa Electric Corp	14,500	170
Japan Exchange Group Inc	17,300	537			$9,361
Julius Baer Group Ltd (a)	14,209	691
			Energy - Alternate Sources - 0.09%
London Stock Exchange Group PLC	18,985	728	Vestas Wind Systems A/S	14,227	758
Macquarie Group Ltd	19,056	1,028
Mitsubishi UFJ Lease & Finance Co Ltd	31,200	150
Nomura Holdings Inc	230,500	1,446	Engineering & Construction - 1.06%
ORIX Corp	83,900	1,124	ACS Actividades de Construccion y Servicios	12,273	397
Partners Group Holding AG	1,016	328	SA
Platinum Asset Management Ltd	14,889	72	Aena SA (a),(c)	4,285	491
Schroders PLC	7,558	326	Aeroports de Paris	1,884	216
Singapore Exchange Ltd	50,900	262	Auckland International Airport Ltd	60,472	190
		$11,755	Boskalis Westminster	5,463	284
			Bouygues SA	12,823	488
Electric - 2.34%			Cheung Kong Infrastructure Holdings Ltd	40,000	330
AGL Energy Ltd	42,839	515	CIMIC Group Ltd	6,447	107
AusNet Services	110,066	102	Ferrovial SA	28,103	670
Chubu Electric Power Co Inc	40,800	632	Fraport AG Frankfurt Airport Services	2,637	159
Chugoku Electric Power Co Inc/The	18,700	273	Worldwide
CLP Holdings Ltd	119,500	991	Japan Airport Terminal Co Ltd	2,600	116
Contact Energy Ltd	46,564	153	JGC Corp	13,000	190
E.ON SE	127,053	1,436	Kajima Corp	53,000	297
EDP - Energias de Portugal SA	147,042	513	Lend Lease Group	35,013	346
Electric Power Development Co Ltd	9,200	288	Obayashi Corp	41,000	354
Electricite de France SA	15,353	331	Shimizu Corp	37,000	361
Endesa SA	20,167	417	Singapore Technologies Engineering Ltd	99,000	216
Enel Green Power SpA	111,115	211	Skanska AB	24,129	472
Enel SpA	447,799	2,014	Sydney Airport	68,951	282

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Engineering & Construction (continued)			Forest Products & Paper (continued)
Taisei Corp	66,000	$445	UPM-Kymmene OYJ	33,888	$563
Vinci SA	30,329	1,951			$1,606
WorleyParsons Ltd	13,190	71
		$8,433	Gas - 0.98%
			Centrica PLC	302,121	1,119
Entertainment - 0.31%			Enagas SA	13,641	372
Aristocrat Leisure Ltd	34,207	205	Gas Natural SDG SA	22,238	450
Genting Singapore PLC	383,500	210	Hong Kong & China Gas Co Ltd	439,500	829
Merlin Entertainments PLC (c)	43,144	255	National Grid PLC	227,315	2,995
Oriental Land Co Ltd/Japan	12,700	700	Osaka Gas Co Ltd	118,000	479
Sankyo Co Ltd	3,100	119	Snam SpA	133,363	652
Sega Sammy Holdings Inc	11,700	123	Toho Gas Co Ltd	25,000	150
Tabcorp Holdings Ltd	52,662	174	Tokyo Gas Co Ltd	146,000	798
Tatts Group Ltd	92,754	243			$7,844
Toho Co Ltd/Tokyo	7,100	160
William Hill PLC	53,319	292	Hand & Machine Tools - 0.39%
		$2,481	Fuji Electric Co Ltd	35,000	139
			Makita Corp	7,500	423
Environmental Control - 0.02%			Sandvik AB	67,699	653
Kurita Water Industries Ltd	6,700	139	Schindler Holding AG	1,298	202
			Schindler Holding AG	2,832	434
			SMC Corp/Japan	3,400	823
Food - 4.99%
			Techtronic Industries Co Ltd	86,500	313
Ajinomoto Co Inc	36,000	791
Aryzta AG (a)	5,537	284	THK Co Ltd	7,500	130
Associated British Foods PLC	21,660	1,056			$3,117
Barry Callebaut AG (a)	139	152	Healthcare - Products - 0.80%
Calbee Inc	4,600	176	Cochlear Ltd	3,623	219
Carrefour SA	34,996	1,136	Coloplast A/S	7,054	480
Casino Guichard Perrachon SA	3,592	227	Essilor International SA	13,022	1,550
Chocoladefabriken Lindt & Spruengli AG	61	344	Getinge AB	12,707	282
Chocoladefabriken Lindt & Spruengli AG	7	471	Olympus Corp	17,400	632
Colruyt SA	4,474	218	QIAGEN NV (a)	13,994	368
Danone SA	36,789	2,279	Shimadzu Corp	16,000	234
Delhaize Group	6,572	588	Smith & Nephew PLC	54,454	969
Distribuidora Internacional de Alimentacion	39,272	236	Sonova Holding AG	3,411	443
SA (a)			Sysmex Corp	9,200	555
First Pacific Co Ltd/Hong Kong	148,000	96	Terumo Corp	19,300	526
ICA Gruppen AB	4,914	182	William Demant Holding A/S (a)	1,554	127
J Sainsbury PLC	81,485	302			$6,385
Jeronimo Martins SGPS SA	15,981	221
Kerry Group PLC	10,050	749	Healthcare - Services - 0.49%
Kikkoman Corp	9,000	289	Fresenius Medical Care AG & Co KGaA	13,856	1,055
Koninklijke Ahold NV	56,787	1,120	Fresenius SE & Co KGaA	24,130	1,702
MEIJI Holdings Co Ltd	3,900	634	Healthscope Ltd	71,485	135
METRO AG	11,318	329	Miraca Holdings Inc	3,400	146
Nestle SA	204,758	15,084	Ramsay Health Care Ltd	8,981	398
NH Foods Ltd	11,000	253	Ryman Healthcare Ltd	23,810	116
Nisshin Seifun Group Inc	13,495	184	Sonic Healthcare Ltd	24,247	357
Nissin Foods Holdings Co Ltd	4,100	194			$3,909
Orkla ASA	51,757	382	Holding Companies - Diversified - 0.29%
Seven & i Holdings Co Ltd	47,700	2,074	Bollore SA	54,996	297
Tate & Lyle PLC	28,338	233	Industrivarden AB	10,422	190
Tesco PLC	493,880	1,433	Keppel Corp Ltd	92,300	449
Toyo Suisan Kaisha Ltd	5,600	210	Noble Group Ltd	300,500	116
Unilever PLC	78,034	3,130	NWS Holdings Ltd	94,500	119
Wesfarmers Ltd	71,352	2,063	Swire Pacific Ltd	37,000	406
WH Group Ltd (a),(c)	372,000	195
			Wendel SA	1,820	233
Wilmar International Ltd	121,800	246	Wharf Holdings Ltd/The	86,000	485
WM Morrison Supermarkets PLC	134,875	346			$2,295
Woolworths Ltd	80,423	1,510
Yakult Honsha Co Ltd	5,600	312	Home Builders - 0.47%
Yamazaki Baking Co Ltd	7,000	118	Barratt Developments PLC	60,313	587
		$39,847	Daiwa House Industry Co Ltd	38,000	932
			Iida Group Holdings Co Ltd	9,220	163
Food Service - 0.27%			Persimmon PLC (a)	18,636	596
Compass Group PLC	101,277	1,597	Sekisui Chemical Co Ltd	26,000	286
Sodexo SA	5,986	526	Sekisui House Ltd	38,300	571
		$2,123	Taylor Wimpey PLC	197,811	606
Forest Products & Paper - 0.20%					$3,741
Mondi PLC	22,328	502	Home Furnishings - 0.52%
Oji Holdings Corp	50,000	231	Electrolux AB	15,275	430
Stora Enso OYJ	34,950	310	Panasonic Corp	140,100	1,534
			Sharp Corp/Japan	91,000	133

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Home Furnishings (continued)			Iron & Steel (continued)
Sony Corp	79,700	$2,055	Hitachi Metals Ltd	13,500	$171
		$4,152	JFE Holdings Inc	31,100	482
			Kobe Steel Ltd	196,000	262
Insurance - 5.43%			Nippon Steel & Sumitomo Metal Corp	481,775	988
Admiral Group PLC	12,708	301	ThyssenKrupp AG	23,356	505
Aegon NV	115,036	709	voestalpine AG	7,220	263
Ageas	12,787	522			$3,300
AIA Group Ltd	764,800	4,226
Allianz SE	29,016	4,623	Leisure Products & Services - 0.30%
AMP Ltd	187,801	794	Carnival PLC	11,196	566
Assicurazioni Generali SpA	74,139	1,356	Flight Centre Travel Group Ltd	3,520	93
Aviva PLC	243,307	1,791	Shimano Inc	4,900	658
AXA SA	124,602	3,139	TUI AG	27,629	486
Baloise Holding AG	3,174	388	Yamaha Corp	10,600	242
CNP Assurances	10,899	168	Yamaha Motor Co Ltd	16,500	318
Dai-ichi Life Insurance Co Ltd/The	68,400	1,243			$2,363
Delta Lloyd NV	13,921	148
Direct Line Insurance Group PLC	83,600	451	Lodging - 0.47%
Gjensidige Forsikring ASA	12,698	188	Accor SA	13,261	628
Hannover Rueck SE	3,828	388	City Developments Ltd	25,800	161
Insurance Australia Group Ltd	148,681	536	Crown Resorts Ltd	23,123	188
Legal & General Group PLC	361,292	1,390	Galaxy Entertainment Group Ltd	148,000	474
Mapfre SA	68,437	201	InterContinental Hotels Group PLC	14,355	537
Medibank Pvt Ltd (a)	174,865	290	MGM China Holdings Ltd	60,000	99
MS&AD Insurance Group Holdings Inc	32,000	1,006	Sands China Ltd	153,200	533
Muenchener Rueckversicherungs-Gesellschaft	10,593	1,943	Shangri-La Asia Ltd	78,166	77
AG in Muenchen			SJM Holdings Ltd	124,000	112
NN Group NV	12,242	374	Whitbread PLC	11,047	807
Old Mutual PLC	299,501	911	Wynn Macau Ltd	98,800	153
Prudential PLC	156,130	3,370			$3,769
QBE Insurance Group Ltd	86,936	816	Machinery - Construction & Mining - 1.04%
RSA Insurance Group PLC	61,753	482	ABB Ltd (a)	139,625	2,696
Sampo Oyj	28,383	1,367	Atlas Copco AB - A Shares	42,637	1,074
SCOR SE	9,751	343	Atlas Copco AB - B Shares	24,776	564
Sompo Japan Nipponkoa Holdings Inc	20,950	692	Hitachi Construction Machinery Co Ltd	6,800	98
Sony Financial Holdings Inc	11,000	206	Hitachi Ltd	306,000	1,716
Standard Life PLC	119,148	754	Komatsu Ltd	58,500	969
Suncorp Group Ltd	81,692	745	Mitsubishi Electric Corp	123,000	1,224
Swiss Life Holding AG (a)	2,036	477
					$8,341
Swiss Re AG	22,361	1,917
T&D Holdings Inc	36,600	491	Machinery - Diversified - 1.07%
Tokio Marine Holdings Inc	43,200	1,729	Alstom SA (a)	13,768	427
Tryg A/S	7,580	149	Amada Holdings Co Ltd	22,000	192
UnipolSai SpA	70,619	162	ANDRITZ AG	4,951	237
Zurich Insurance Group AG (a)	9,545	2,621	CNH Industrial NV	60,239	475
		$43,407	FANUC Corp	12,800	2,073
			GEA Group AG	11,610	452
Internet - 0.38%			Hexagon AB	16,393	528
Iliad SA	1,669	376	Husqvarna AB	26,318	171
Kakaku.com Inc	9,100	144	Kone OYJ	21,390	844
M3 Inc	12,200	282	Kubota Corp	70,000	1,089
Mixi Inc	2,600	89	MAN SE	2,237	235
Rakuten Inc	59,000	841	Metso OYJ	7,158	176
SBI Holdings Inc/Japan	13,490	163	Mitsubishi Heavy Industries Ltd	191,000	908
Seek Ltd	20,754	182	Nabtesco Corp	7,600	151
Trend Micro Inc/Japan	6,600	235	Sumitomo Heavy Industries Ltd	35,000	151
United Internet AG	7,809	378	Weir Group PLC/The	12,974	278
Yahoo Japan Corp	90,300	366	Zardoya Otis SA	11,489	122
		$3,056			$8,509

Investment Companies - 0.61%			Media - 0.90%
CK Hutchison Holdings Ltd	171,132	2,279	Axel Springer SE	2,826	171
Delek Group Ltd	297	70	ITV PLC	232,884	887
Eurazeo SA	2,535	164	Kabel Deutschland Holding AG (a)	1,404	190
EXOR SpA	6,253	287	Lagardere SCA	7,493	204
Groupe Bruxelles Lambert SA	5,122	397	Numericable-SFR SAS (a)	6,183	318
Investment AB Kinnevik	14,946	422	Pearson PLC	49,873	865
Investor AB	28,920	1,040	ProSiebenSat.1 Media SE	13,892	675
Israel Corp Ltd/The	195	59	RTL Group SA	2,456	213
Pargesa Holding SA	1,960	120	Singapore Press Holdings Ltd	101,500	283
		$4,838	Sky PLC	62,776	1,000
Iron & Steel - 0.41%			Vivendi SA	73,543	1,815
ArcelorMittal	63,445	495	Wolters Kluwer NV	19,168	606
Fortescue Metals Group Ltd	98,855	134			$7,227

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Metal Fabrication & Hardware - 0.32%			Oil & Gas Services - 0.15%
Assa Abloy AB	63,640	$1,216	Amec Foster Wheeler PLC	23,634	$290
Maruichi Steel Tube Ltd	3,000	76	Petrofac Ltd	15,773	214
NSK Ltd	29,600	363	Saipem SpA (a)	16,811	162
SKF AB	25,249	482	Subsea 7 SA (a)	16,872	145
Tenaris SA	29,983	395	Technip SA	6,659	363
		$2,532			$1,174

Mining - 1.90%			Packaging & Containers - 0.16%
Alumina Ltd	160,363	150	Amcor Ltd/Australia	75,700	739
Anglo American PLC	84,918	952	Rexam PLC	42,859	352
Antofagasta PLC	23,976	222	Toyo Seikan Group Holdings Ltd	10,200	167
BHP Billiton Ltd	203,926	3,735			$1,258
BHP Billiton PLC	128,414	2,258
Boliden AB	17,366	286	Pharmaceuticals - 9.82%
			Actelion Ltd (a)	6,521	885
Fresnillo PLC	13,441	127
Glencore PLC (a)	676,232	1,526	Alfresa Holdings Corp	11,100	203
Iluka Resources Ltd	26,584	140	Astellas Pharma Inc	133,900	1,980
Mitsubishi Materials Corp	70,000	224	AstraZeneca PLC	76,807	4,792
Newcrest Mining Ltd (a)	48,668	388	Bayer AG	52,506	7,096
Norsk Hydro ASA	85,390	294	Chugai Pharmaceutical Co Ltd	14,100	526
Randgold Resources Ltd	5,644	341	Daiichi Sankyo Co Ltd	40,400	778
Rio Tinto Ltd	26,933	966	Eisai Co Ltd	15,900	1,083
Rio Tinto PLC	77,364	2,825	GlaxoSmithKline PLC	295,782	6,039
South32 Ltd (a)	338,031	365	Grifols SA	9,469	386
Sumitomo Metal Mining Co Ltd	31,000	394	Hisamitsu Pharmaceutical Co Inc	3,600	125
		$15,193	Kyowa Hakko Kirin Co Ltd	14,000	235
			Medipal Holdings Corp	8,500	147
Miscellaneous Manufacturers - 1.21%			Merck KGaA	8,205	781
Alfa Laval AB	18,642	314	Mitsubishi Tanabe Pharma Corp	14,300	256
FUJIFILM Holdings Corp	29,300	1,201	Novartis AG	144,478	14,099
IMI PLC	16,527	261	Novo Nordisk A/S	124,414	6,869
Konica Minolta Inc	29,200	320	Ono Pharmaceutical Co Ltd	5,100	648
Melrose Industries PLC	60,508	246	Orion Oyj	6,438	255
Nikon Corp	21,500	275	Otsuka Holdings Co Ltd	24,700	843
Orica Ltd	23,530	266	Roche Holding AG	44,608	12,143
Siemens AG	50,344	4,990	Sanofi	74,732	7,351
Smiths Group PLC	24,001	412	Santen Pharmaceutical Co Ltd	23,500	368
Sulzer AG	1,522	155	Shionogi & Co Ltd	18,800	737
Toshiba Corp	254,000	805	Shire PLC	35,887	2,775
Wartsila OYJ Abp	9,392	388	Sumitomo Dainippon Pharma Co Ltd	10,100	108
		$9,633	Suzuken Co Ltd/Aichi Japan	4,800	164
			Taisho Pharmaceutical Holdings Co Ltd	2,000	129
Office & Business Equipment - 0.35%			Takeda Pharmaceutical Co Ltd	50,000	2,453
Canon Inc	67,700	2,063	Teva Pharmaceutical Industries Ltd	54,821	3,573
Ricoh Co Ltd	44,800	437	UCB SA	8,026	606
Seiko Epson Corp	17,700	286
					$78,433
		$2,786
			Pipelines - 0.08%
Oil & Gas - 4.40%			APA Group	70,752	441
BG Group PLC	207,596	3,151	Koninklijke Vopak NV	4,463	184
BP PLC	1,109,171	6,148			$625
Caltex Australia Ltd	17,143	389
Eni SpA	161,526	2,666	Private Equity - 0.06%
Galp Energia SGPS SA	24,482	258	3i Group PLC	59,124	443
Idemitsu Kosan Co Ltd	5,600	96
Inpex Corp	60,200	610
			Publicly Traded Investment Fund - 1.13%
JX Holdings Inc	142,530	551
Lundin Petroleum AB (a)	13,825	181	iShares MSCI EAFE ETF	150,610	9,032
Neste Oyj	8,139	209
OMV AG	9,350	239	Real Estate - 1.63%
Repsol SA	67,389	961	Aeon Mall Co Ltd	7,150	120
Royal Dutch Shell PLC - A Shares	236,791	6,169	Azrieli Group	2,309	91
Royal Dutch Shell PLC - B Shares	148,377	3,874	CapitaLand Ltd	162,700	326
Santos Ltd	63,721	234	Cheung Kong Property Holdings Ltd (a)	171,132	1,205
Seadrill Ltd	23,465	181	Daito Trust Construction Co Ltd	4,500	492
Showa Shell Sekiyu KK	11,900	102	Deutsche Annington Immobilien SE	29,588	970
Statoil ASA	70,861	1,080	Deutsche Wohnen AG	21,361	562
TonenGeneral Sekiyu KK	18,000	180	Global Logistic Properties Ltd	199,700	314
TOTAL SA	136,906	6,312	Hang Lung Properties Ltd	141,000	319
Transocean Ltd	23,070	317	Henderson Land Development Co Ltd	72,507	448
Tullow Oil PLC (a)	55,381	189	Hulic Co Ltd	18,900	173
Woodside Petroleum Ltd	47,082	1,084	Hysan Development Co Ltd	40,000	161
		$35,181	Kerry Properties Ltd	41,000	123
			Mitsubishi Estate Co Ltd	78,000	1,678
			Mitsui Fudosan Co Ltd	60,000	1,663

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Real Estate (continued)			Retail (continued)
New World Development Co Ltd	342,000	$348	Shimamura Co Ltd	1,400	$129
Nomura Real Estate Holdings Inc	7,900	148	Sports Direct International PLC (a)	16,374	198
NTT Urban Development Corp	7,200	67	Swatch Group AG/The	1,957	748
REA Group Ltd	3,345	98	Swatch Group AG/The	3,150	233
Sino Land Co Ltd	191,073	284	Takashimaya Co Ltd	18,000	156
Sumitomo Realty & Development Co Ltd	22,000	743	Travis Perkins PLC	15,127	472
Sun Hung Kai Properties Ltd	109,000	1,383	USS Co Ltd	13,800	244
Swire Properties Ltd	74,000	226	Yamada Denki Co Ltd	42,800	165
Swiss Prime Site AG (a)	4,200	330			$20,312
Tokyo Tatemono Co Ltd	13,000	163
Tokyu Fudosan Holdings Corp	32,400	223	Semiconductors - 0.67%
UOL Group Ltd	30,000	133	ARM Holdings PLC	85,817	1,230
Wheelock & Co Ltd	58,000	263	ASM Pacific Technology Ltd	15,300	119
		$13,054	ASML Holding NV	22,001	2,007
			Infineon Technologies AG	71,680	782
REITS - 1.57%			Rohm Co Ltd	6,100	330
Ascendas Real Estate Investment Trust	129,800	205	STMicroelectronics NV	40,470	293
British Land Co PLC/The	58,907	734	Tokyo Electron Ltd	10,800	568
CapitaLand Commercial Trust Ltd	130,900	123			$5,329
CapitaLand Mall Trust	153,800	209
Dexus Property Group	60,966	319	Shipbuilding - 0.04%
Federation Centres	213,651	429	Sembcorp Industries Ltd	62,300	151
Fonciere Des Regions	1,902	159	Sembcorp Marine Ltd	53,000	90
Gecina SA	2,202	278	Yangzijiang Shipbuilding Holdings Ltd	121,800	95
Goodman Group	111,308	481			$336
GPT Group/The	112,867	361	Software - 0.87%
Hammerson PLC	47,686	456	Amadeus IT Holding SA	28,418	1,184
ICADE	2,111	151	COLOPL Inc	3,200	58
Intu Properties PLC	56,044	275	Dassault Systemes	8,102	561
Japan Prime Realty Investment Corp	52	168	GungHo Online Entertainment Inc	26,800	81
Japan Real Estate Investment Corp	83	348	Konami Corp	5,900	130
Japan Retail Fund Investment Corp	154	283	Nexon Co Ltd	8,100	113
Klepierre	11,975	527	Oracle Corp Japan	2,400	100
Land Securities Group PLC	48,064	918	Sage Group PLC/The	65,498	514
Link REIT	145,000	769	SAP SE	62,402	4,185
Mirvac Group	234,780	292			$6,926
Nippon Building Fund Inc	89	374
Nippon Prologis REIT Inc	93	168	Storage & Warehousing - 0.01%
Scentre Group	338,066	916	Mitsubishi Logistics Corp	8,000	96
Segro PLC	45,135	288
Stockland	149,956	417	Telecommunications - 5.59%
Suntec Real Estate Investment Trust	151,100	164	Alcatel-Lucent (a)	179,322	601
Unibail-Rodamco SE	6,252	1,623	Altice NV (a)	16,530	472
United Urban Investment Corp	168	221	Altice NV (a)	5,509	173
Westfield Corp	125,350	868	Bezeq The Israeli Telecommunication Corp	122,137	219
		$12,524	Ltd
Retail - 2.54%			BT Group PLC	508,850	3,395
ABC-Mart Inc	1,600	97	Deutsche Telekom AG	201,590	3,439
Aeon Co Ltd	41,500	622	Elisa OYJ	9,030	300
Cie Financiere Richemont SA	33,143	2,476	Eutelsat Communications SA	10,807	326
Citizen Holdings Co Ltd	16,800	127	Hikari Tsushin Inc	1,200	80
Dixons Carphone PLC	59,507	392	HKT Trust & HKT Ltd	166,980	193
Don Quijote Holdings Co Ltd	7,400	287	Inmarsat PLC	27,257	407
Dufry AG (a)	2,564	344	KDDI Corp	110,900	2,752
FamilyMart Co Ltd	3,700	171	Koninklijke KPN NV	203,354	790
Fast Retailing Co Ltd	3,400	1,378	Millicom International Cellular SA	4,197	280
Harvey Norman Holdings Ltd	35,258	109	NICE-Systems Ltd	3,600	222
Hennes & Mauritz AB	60,283	2,315	Nippon Telegraph & Telephone Corp	47,500	1,812
HUGO BOSS AG	4,246	485	Nokia OYJ	233,555	1,465
Industria de Diseno Textil SA	69,261	2,300	NTT DOCOMO Inc	90,800	1,904
Isetan Mitsukoshi Holdings Ltd	22,500	360	Orange SA	126,142	1,995
J Front Retailing Co Ltd	15,300	248	PCCW Ltd	260,000	137
Kering	4,810	823	Proximus	9,658	346
Kingfisher PLC	142,619	775	SES SA	20,363	604
Lawson Inc	4,100	293	Singapore Telecommunications Ltd	506,000	1,343
Luxottica Group SpA	10,713	725	SoftBank Group Corp	60,800	3,538
Marks & Spencer Group PLC	100,138	795	Spark New Zealand Ltd	116,885	250
Marui Group Co Ltd	14,100	170	StarHub Ltd	38,300	99
McDonald's Holdings Co Japan Ltd	4,200	92	Swisscom AG	1,644	887
Next PLC	8,830	1,069	TDC A/S	51,557	326
Nitori Holdings Co Ltd	4,700	373	Tele2 AB	20,262	200
Pandora A/S	6,988	808	Telecom Italia SpA	382,628	383
			Telecom Italia SpA (a)	641,512	779
Ryohin Keikaku Co Ltd	1,500	333

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)	PREFERRED STOCKS (continued)	Shares Held	Value (000	's)

Telecommunications (continued)				Chemicals - 0.02%
Telefonaktiebolaget LM Ericsson	193,233	$1,883		FUCHS PETROLUB SE	4,412		$190
Telefonica Deutschland Holding AG	37,773	229
Telefonica SA	282,208	3,977
Telenet Group Holding NV (a)	3,339	188		Consumer Products - 0.15%
				Henkel AG & Co KGaA	11,312		1,182
Telenor ASA	47,666	948
TeliaSonera AB	164,962	929
Telstra Corp Ltd	271,693	1,115		TOTAL PREFERRED STOCKS			$4,254
TPG Telecom Ltd	18,251	122		Total Investments			$797,814
Vodafone Group PLC	1,611,893	5,550		Other Assets in Excess of Liabilities, Net - 0.13%			$1,006
		$44,658		TOTAL NET ASSETS - 100.00%			$798,820

Toys, Games & Hobbies - 0.22%
Bandai Namco Holdings Inc	11,200	259		(a) Non-Income Producing Security
Nintendo Co Ltd	6,700	1,378		(b)		Fair value of these investments is determined in good faith by the Manager
Sanrio Co Ltd	3,100	102		under procedures established and periodically reviewed by the Board of
		$1,739		Directors. At the end of the period, the fair value of these securities totaled
				$0 or 0.00% of net assets.
Transportation - 1.87%				(c)		Security exempt from registration under Rule 144A of the Securities Act of
AP Moeller - Maersk A/S - A shares	244	407		1933. These securities may be resold in transactions exempt from
AP Moeller - Maersk A/S - B shares	452	770		registration, normally to qualified institutional buyers. At the end of the
Asciano Ltd	61,931	374		period, the value of these securities totaled $941 or 0.12% of net assets.
Aurizon Holdings Ltd	134,736	475
Central Japan Railway Co	9,100	1,490
ComfortDelGro Corp Ltd	136,200	272
Deutsche Post AG	61,522	1,690		Portfolio Summary (unaudited)
DSV A/S	11,110	397		Country			Percent
East Japan Railway Co	21,100	1,949		Japan			22.39%
Groupe Eurotunnel SE	29,683	401		United Kingdom			16.98%
Hankyu Hanshin Holdings Inc	72,000	432		Switzerland			9.82%
Kamigumi Co Ltd	15,000	125		France			9.62%
Keihan Electric Railway Co Ltd	32,000	206		Germany			8.74%
Keikyu Corp	30,000	241		Australia			6.42%
Keio Corp	37,000	277		Spain			3.42%
Keisei Electric Railway Co Ltd	17,000	181		Netherlands			3.40%
Kintetsu Group Holdings Co Ltd	114,000	407		United States			3.06%
Kuehne + Nagel International AG	3,427	456		Sweden			2.81%
Mitsui OSK Lines Ltd	72,000	203		Hong Kong			2.80%
MTR Corp Ltd	92,000	410		Italy			2.27%
Nagoya Railroad Co Ltd	55,000	219		Denmark			1.74%
Nippon Express Co Ltd	52,000	252		Belgium			1.26%
Nippon Yusen KK	101,000	265		Singapore			1.22%
Odakyu Electric Railway Co Ltd	39,000	356		Ireland			0.91%
Royal Mail PLC	48,640	344		Finland			0.82%
Seibu Holdings Inc	7,500	165		Israel			0.65%
TNT Express NV	31,366	265		Norway			0.54%
Tobu Railway Co Ltd	64,000	286		Luxembourg			0.25%
Tokyu Corp	71,000	503		Austria			0.17%
West Japan Railway Co	10,300	695		Portugal			0.14%
Yamato Holdings Co Ltd	22,100	430		New Zealand			0.13%
		$14,943		Macao			0.10%
				South Africa			0.09%
Water - 0.25%
				Jersey, Channel Islands			0.04%
Severn Trent PLC	14,547	461
				Chile			0.03%
Suez Environnement Co	18,897	340
				Mexico			0.02%
United Utilities Group PLC	41,458	541
				Bermuda			0.02%
Veolia Environnement SA	28,562	624
				China			0.01%
		$1,966		Other Assets in Excess of Liabilities, Net			0.13%
TOTAL COMMON STOCKS		$778,722		TOTAL NET ASSETS			100.00%
INVESTMENT COMPANIES - 1.86%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 1.86%
Morgan Stanley Institutional Liquidity Funds -	14,837,653	14,838
Government Portfolio

TOTAL INVESTMENT COMPANIES		$14,838
PREFERRED STOCKS - 0.53%	Shares Held	Value (000	's)

Automobile Manufacturers - 0.36%
Bayerische Motoren Werke AG	3,459	251
Porsche Automobil Holding SE	9,722	675
Volkswagen AG	10,322	1,956
		$2,882

See accompanying notes.

Schedule of Investments
International Equity Index Fund
August 31, 2015

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI EAFE; September 2015	Long	56	$4,773	$4,852	$79
Total					$79
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
International Small Company Fund
August 31, 2015

COMMON STOCKS - 98.60%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 1.57%			Cosmetics & Personal Care (continued)
Stroeer SE	1,455	$85	Pola Orbis Holdings Inc	1,700	$101
Teleperformance	1,717	121			$206
		$206
			Distribution & Wholesale - 1.63%
Airlines - 0.39%			Entertainment One Ltd	14,415	66
Air New Zealand Ltd	32,756	51	Inchcape PLC	9,452	105
			Trusco Nakayama Corp	1,100	43
					$214
Apparel - 1.12%
Gunze Ltd	16,000	50	Diversified Financial Services - 3.42%
Moncler SpA	5,387	97	Aldermore Group PLC (a)	11,992	56
		$147	Century Tokyo Leasing Corp	2,200	68
			Euronext NV (b)	1,168	53
Automobile Parts & Equipment - 4.70%			Henderson Group PLC	24,349	96
Brembo SpA	2,320	96	Intermediate Capital Group PLC	10,124	82
Calsonic Kansei Corp	11,000	77	Man Group PLC	18,797	46
Georg Fischer AG	118	71	Tokai Tokyo Financial Holdings Inc	7,400	49
Haldex AB	3,846	42			$450
Nifco Inc/Japan	1,700	66
Norma Group SE	1,135	56	Electric - 0.96%
Plastic Omnium SA	2,674	69	Hera SpA	29,096	74
Tokai Rika Co Ltd	3,300	70	Iren SpA	33,057	52
Toyo Tire & Rubber Co Ltd	3,200	72			$126
		$619
			Electrical Components & Equipment - 2.10%
Banks - 4.25%			Fujikura Ltd	17,000	84
77 Bank Ltd/The	13,000	77	Gamesa Corp Tecnologica SA	6,338	95
Aareal Bank AG	2,043	76	Mabuchi Motor Co Ltd	1,000	46
Banca Popolare di Milano Scarl	56,271	60	Saft Groupe SA	1,430	52
Credito Emiliano SpA	4,786	38			$277
Gunma Bank Ltd/The	11,000	73
Israel Discount Bank Ltd (a)	43,580	81	Electronics - 3.58%
Joyo Bank Ltd/The	14,000	75	Alps Electric Co Ltd	3,800	119
Suruga Bank Ltd	4,200	80	Japan Aviation Electronics Industry Ltd	4,000	73
			Kaba Holding AG	138	91
		$560
			Osaki Electric Co Ltd	8,000	45
Beverages - 1.03%			Siix Corp	1,200	33
Britvic PLC	6,049	62	Taiyo Yuden Co Ltd	5,100	62
Royal Unibrew A/S	2,216	73	Tokyo Seimitsu Co Ltd	2,500	48
		$135			$471

Biotechnology - 1.47%			Engineering & Construction - 1.79%
Concordia Healthcare Corp	1,328	103	Keller Group PLC	3,362	50
Genmab A/S (a)	1,023	91	NCC AB	3,010	88
		$194	Nippo Corp	4,000	68
			Yokogawa Bridge Holdings Corp	3,400	29
Building Materials - 1.94%					$235
Adelaide Brighton Ltd	10,236	33
Buzzi Unicem SpA	3,790	65	Entertainment - 1.70%
Cementir Holding SpA	4,701	28	Betfair Group PLC	2,409	121
Kingspan Group PLC	4,125	100	Betsson AB (a)	5,826	103
Nichiha Corp	2,100	29			$224
		$255
			Food - 2.01%
Chemicals - 2.11%			Bakkafrost P/F	2,426	74
DIC Corp	33,000	79	Ezaki Glico Co Ltd	1,400	70
LANXESS AG	849	43	Greencore Group PLC	16,303	74
Nippon Soda Co Ltd	11,000	63	Select Harvests Ltd	5,487	47
Symrise AG	715	43			$265
Toagosei Co Ltd	6,800	50
			Forest Products & Paper - 2.17%
		$278
			BillerudKorsnas AB	5,497	84
Commercial Services - 2.93%			Metsa Board OYJ	6,426	40
Ashtead Group PLC	5,058	72	Mondi PLC	2,582	58
Berendsen PLC	3,799	58	Smurfit Kappa Group PLC	3,538	104
Kanamoto Co Ltd	2,700	71			$286
Loomis AB	3,178	81
Northgate PLC	6,451	49	Gas - 0.84%
Societa Iniziative Autostradali e Servizi SpA	4,807	55	Rubis SCA	1,577	111
		$386
			Hand & Machine Tools - 0.65%
Computers - 1.67%
			KUKA AG	1,081	86
Ingenico Group	1,123	139
NS Solutions Corp	2,100	81
		$220	Healthcare - Products - 0.60%
			Fisher & Paykel Healthcare Corp Ltd	17,181	79
Cosmetics & Personal Care - 1.57%
Lion Corp	12,000	105

See accompanying notes.

Schedule of Investments
International Small Company Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Healthcare - Services - 1.53%			Oil & Gas (continued)
Eurofins Scientific SE	267	$89	Raging River Exploration Inc (a)	9,189	$59
Orpea	1,462	113	TORC Oil & Gas Ltd	4,723	22
		$202	Whitecap Resources Inc	7,219	62
					$497
Home Builders - 3.91%
Bellway PLC	2,909	110	Packaging & Containers - 1.06%
Bovis Homes Group PLC	4,419	74	CCL Industries Inc	432	57
Galliford Try PLC	3,794	100	Orora Ltd	50,534	82
Haseko Corp (a)	5,400	63			$139
Redrow PLC	12,333	91
Sekisui Chemical Co Ltd	7,000	77	Pharmaceuticals - 4.49%
		$515	Hikma Pharmaceuticals PLC	3,151	109
			Ipsen SA	1,416	95
Home Furnishings - 1.78%			Kaken Pharmaceutical Co Ltd	3,000	142
Alpine Electronics Inc	3,400	48	Nippon Shinyaku Co Ltd	2,000	69
Howden Joinery Group PLC	16,280	119	Recordati SpA	4,584	109
Pace PLC	12,784	67	UDG Healthcare PLC	8,705	67
		$234			$591

Insurance - 1.45%			Pipelines - 0.55%
Beazley PLC	19,627	100	Enbridge Income Fund Holdings Inc	2,891	73
Direct Line Insurance Group PLC	16,941	91
		$191
			Private Equity - 0.70%
Internet - 1.99%			3i Group PLC	12,264	92
Just Eat PLC (a)	10,724	64
Rightmove PLC	2,116	120	Real Estate - 6.06%
United Internet AG	1,601	78	Deutsche Wohnen AG	2,268	60
		$262	Grand City Properties SA	4,233	75
Investment Companies - 0.84%			Hemfosa Fastigheter AB	7,304	80
Leonteq AG (a)	484	111	K Wah International Holdings Ltd	74,000	33
			LEG Immobilien AG (a)	1,381	103
			Regus PLC	18,342	79
Iron & Steel - 0.79%			Shun Tak Holdings Ltd	84,000	37
APERAM SA (a)	1,854	63
			Sponda OYJ	8,467	34
Tokyo Steel Manufacturing Co Ltd	6,400	41	ST Modwen Properties PLC	10,478	72
		$104	UNITE Group PLC/The	7,288	72
Leisure Products & Services - 0.03%			UOL Group Ltd	17,800	79
Daiichikosho Co Ltd	100	4	Wheelock & Co Ltd	16,000	73
					$797

Lodging - 0.91%			REITS - 5.06%
Echo Entertainment Group Ltd	34,365	120	Allied Properties Real Estate Investment Trust	1,659	44
			Boardwalk Real Estate Investment Trust	1,457	60
			Federation Centres	35,611	71
Machinery - Diversified - 2.99%			Great Portland Estates PLC	7,015	88
Daihen Corp	7,000	34	Hulic Reit Inc	30	35
Duerr AG	1,071	83	Japan Hotel REIT Investment Corp	110	68
Ebara Corp	22,000	87	Mirvac Group	58,499	73
Komori Corp	5,200	59	Orix JREIT Inc	60	76
Makino Milling Machine Co Ltd	7,000	54	Segro PLC	13,149	84
Tsubakimoto Chain Co	10,000	77	Smart Real Estate Investment Trust	3,000	67
		$394			$666

Media - 0.59%			Retail - 5.03%
Cogeco Cable Inc	1,546	78	Amplifon SpA	8,634	69
			Aoyama Trading Co Ltd	2,300	86
Mining - 1.35%			DCM Holdings Co Ltd	8,800	69
Boliden AB	2,561	42	Dixons Carphone PLC	12,849	85
Detour Gold Corp (a)	3,490	35	Dollarama Inc	1,560	89
Dominion Diamond Corp	3,442	41	Domino's Pizza Group PLC	4,342	57
Northern Star Resources Ltd	25,180	37	Tsuruha Holdings Inc	1,300	106
OceanaGold Corp	12,373	22	Valor Co Ltd	3,600	101
		$177			$662

Miscellaneous Manufacturers - 0.96%			Semiconductors - 1.00%
			Dialog Semiconductor PLC (a)	2,160	103
Aalberts Industries NV	2,443	76
			Tower Semiconductor Ltd (a)	2,337	29
Senior PLC	11,543	50
		$126			$132

Oil & Gas - 3.78%			Software - 2.20%
Bankers Petroleum Ltd (a)	20,124	36	Constellation Software Inc/Canada	217	93
Caltex Australia Ltd	3,471	79	IT Holdings Corp	3,400	79
			NetEnt AB (a)	1,553	71
DCC PLC	1,777	132
ERG SpA	4,601	65	Nexon Co Ltd	3,300	46
Parex Resources Inc (a)	6,067	42			$289

See accompanying notes.

		Schedule of Investments
		International Small Company Fund
		August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)
Telecommunications - 1.16%
Freenet AG	3,245	$103
Hitachi Kokusai Electric Inc	4,000	50
		$153
Textiles - 0.18%
Fujibo Holdings Inc	12,000	23

Transportation - 2.01%
Euronav NV	5,926	79
Fukuyama Transporting Co Ltd	5,000	28
Go-Ahead Group PLC	1,971	76
Seino Holdings Co Ltd	7,300	81
		$264
TOTAL COMMON STOCKS		$12,977
INVESTMENT COMPANIES - 0.54%	Shares Held	Value (000	's)
Publicly Traded Investment Fund - 0.54%
Goldman Sachs Financial Square Funds -	70,857	71
Government Fund

TOTAL INVESTMENT COMPANIES		$71
PREFERRED STOCKS - 0.52%	Shares Held	Value (000	's)
Machinery - Diversified - 0.52%
Jungheinrich AG	994	69

TOTAL PREFERRED STOCKS		$69
Total Investments		$13,117
Other Assets in Excess of Liabilities, Net - 0.34%		$45
TOTAL NET ASSETS - 100.00%		$13,162

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $53 or 0.40% of net assets.

Portfolio Summary (unaudited)

Country	Percent
Japan	27.76%
United Kingdom	17.57%
Canada	7.80%
Germany	7.51%
Italy	6.14%
France	5.32%
Sweden	4.49%
Ireland	4.38%
Australia	4.27%
Luxembourg	2.33%
Switzerland	2.08%
Denmark	1.26%
Hong Kong	1.09%
Netherlands	0.99%
New Zealand	0.99%
Jordan	0.83%
Israel	0.83%
Spain	0.72%
Singapore	0.60%
Belgium	0.60%
Faroe Islands	0.56%
Finland	0.56%
United States	0.54%
South Africa	0.44%
Other Assets in Excess of Liabilities, Net	0.34%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Opportunistic Municipal Fund
August 31, 2015

COMMON STOCKS - 1.06%	Shares Held Value (000's)			Principal
			MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 1.06%
Market Vectors Short High-Yield Municipal	14,000	$348	Georgia - 1.19%
Index ETF			City of Atlanta GA
SPDR Nuveen S&P High Yield Municipal	3,040	170	7.38%, 01/01/2031	$500	$578
Bond ETF
		$518	Illinois - 7.21%
TOTAL COMMON STOCKS		$518	Chicago Board of Education
	Principal		5.25%, 12/01/2035	800	682
BONDS- 1.05%	Amount (000's) Value (000's)		City of Chicago IL
U.S. Municipals - 1.05%			5.50%, 01/01/2033	1,000	936
Oglala Sioux Tribe			5.50%, 01/01/2042	300	272
5.75%, 10/01/2025(a)	$500	$509	City of Chicago IL Waterworks Revenue
			5.00%, 11/01/2025	500	541
TOTAL BONDS		$509	State of Illinois
			5.50%, 07/01/2027	1,000	1,083
	Principal
MUNICIPAL BONDS - 99.23%	Amount (000's) Value (000's)				$3,514

Alabama - 0.31%			Indiana - 1.32%
Alabama Industrial Development Authority			Indiana Finance Authority
6.45%, 12/01/2023	$150	$151	5.00%, 10/01/2044	300	314
			Town of Shoals IN
			7.25%, 11/01/2043	300	333
California - 27.17%					$647
Abag Finance Authority for Nonprofit Corps
5.00%, 08/01/2043	500	554	Iowa- 2.17%
California Educational Facilities Authority			Iowa Finance Authority
5.00%, 10/01/2038(b)	900	996	5.00%, 12/01/2019	1,000	1,056
5.00%, 01/01/2039(b)	1,730	1,897
California Pollution Control Financing			Kentucky - 2.29%
Authority			Commonwealth of Kentucky
4.30%, 07/01/2040	1,000	1,000	5.00%, 06/15/2038	1,000	1,118
California Statewide Communities
Development Authority (credit support from
GNMA COLL)			Louisiana - 4.96%
4.90%, 07/20/2039(c)	500	530	Juban Crossing Economic Development
			District
California Statewide Financing Authority			7.00%, 09/15/2044(a)	1,000	1,010
6.00%, 05/01/2043	1,000	1,000
			Louisiana Public Facilities Authority
Golden State Tobacco Securitization Corp			7.00%, 07/01/2024(a)	1,000	1,000
5.75%, 06/01/2047	1,000	854
La Verne Public Financing Authority			8.38%, 07/01/2039	400	411
7.25%, 09/01/2026	700	702			$2,421
Morongo Band of Mission Indians/The			Maryland - 2.19%
6.50%, 03/01/2028(a)	825	916
			City of Westminster MD
Oakland Unified School District/Alameda			6.25%, 07/01/2044	600	641
County			Maryland Economic Development Corp
5.00%, 08/01/2035	1,225	1,345	5.38%, 06/01/2025	390	422
Sacramento Area Flood Control					$1,063
Agency (credit support from BAM)
5.00%, 10/01/2039(c)	500	559	Minnesota - 2.22%
San Diego Community College District			St Paul Housing & Redevelopment Authority
5.25%, 08/01/2033(b)	1,050	1,199	5.00%, 11/15/2030	1,000	1,082
University of California
5.25%, 05/15/2039(b)	1,257	1,414
5.25%, 05/15/2039(b)	243	280	Missouri - 0.99%
			City of St Louis MO Airport Revenue (credit
		$13,246	support from NATL-RE)
			5.50%, 07/01/2028(c)	400	483
Colorado - 2.01%
Promenade Castle Rock Metropolitan District
No 1			New Jersey - 11.98%
5.75%, 12/01/2039	1,000	980	Casino Reinvestment Development Authority
			5.25%, 11/01/2039	250	250
Connecticut - 1.86%			Essex County Improvement Authority
Mohegan Tribal Finance Authority			5.25%, 07/01/2045(a)	1,300	1,302
7.00%, 02/01/2045	1,000	906	New Jersey Economic Development
			Authority
			5.25%, 06/15/2040	1,000	1,017
Florida - 3.10%			5.63%, 11/15/2030	1,000	1,119
Orange County Housing Finance Authority			New Jersey Educational Facilities
7.00%, 10/01/2025	500	508	Authority (credit support from AGM)
Orange County Industrial Development			5.00%, 07/01/2034(c)	1,000	1,111
Authority/FL
8.00%, 07/01/2036(a)	1,000	1,006	New Jersey Transportation Trust Fund
			Authority
		$1,514	5.25%, 06/15/2032	1,000	1,039
					$5,838

See accompanying notes.

Schedule of Investments
Opportunistic Municipal Fund
August 31, 2015

	Principal		Principal
MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)		MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)

New York - 4.51%			Wisconsin - 1.26%
Brooklyn Arena Local Development Corp			Public Finance Authority
6.25%, 07/15/2040	$480	$550	5.25%, 04/01/2030	$600		$615
New York Liberty Development Corp
5.25%, 10/01/2035	430	503	TOTAL MUNICIPAL BONDS			$48,374
New York State Dormitory Authority			Total Investments			$49,401
5.00%, 12/01/2040(a)	1,100	1,143	Liability for Floating Rate Notes Issued in Conjunction with
		$2,196	Securities Held - (6.29)%
			Notes with interest rates of 0.03% - 0.04% at	$(3,065	) $	(3,065)
North Carolina - 2.08%
			August 31, 2015 and contractual maturity of
North Carolina Medical Care Commission			collateral from 2017-2020.(d)
5.25%, 10/01/2035	1,000	1,013
			Total Net Investments			$46,336
			Other Assets in Excess of Liabilities, Net - 4.95%			$2,414
Ohio- 1.56%			TOTAL NET ASSETS - 100.00%			$48,750
Ohio Water Development Authority
4.00%, 01/01/2034	750	760
			(a)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
Oklahoma - 0.67%
			registration, normally to qualified institutional buyers. At the end of the
Tulsa Airports Improvement Trust
			period, the value of these securities totaled $6,886 or 14.13% of net assets.
5.00%, 06/01/2035	300	325
			(b)	Security or portion of underlying security related to Inverse Floaters
			entered into by the Fund. See Notes to Financial Statements for additional
Oregon - 1.12%			information.
Warm Springs Reservation Confederated			(c)	Credit support indicates investments that benefit from credit enhancement
Tribe			or liquidity support provided by a third party bank, institution, or
6.38%, 11/01/2033	500	548	government agency.
			(d)	Floating rate securities. The interest rate(s) shown reflect the rates in
			effect at August 31, 2015
Pennsylvania - 3.85%
Allegheny County Industrial Development
Authority
6.00%, 07/15/2038	400	420	Portfolio Summary (unaudited)
City of Scranton PA			Sector			Percent
8.50%, 09/01/2022	200	209	Revenue Bonds			75.36%
Pennsylvania Economic Development			General Obligation Unlimited			11.75%
Financing Authority			Insured			5.51%
6.00%, 06/01/2031	500	500	Certificate Participation			2.29%
Pottsville Hospital Authority/PA			General Obligation Limited			2.01%
6.50%, 07/01/2028	700	748	Tax Allocation			1.19%
		$1,877	Prerefunded			1.13%
Texas- 9.29%			Exchange Traded Funds			1.06%
City of Houston TX Airport System Revenue			Government			1.04%
4.50%, 07/01/2020	1,000	1,054	Liability For Floating Rate Notes Issued			(6.29)%
Gregg County Health Facilities Development			Other Assets in Excess of Liabilities, Net			4.95%
Corp			TOTAL NET ASSETS			100.00%
5.00%, 10/01/2016	400	405
New Hope Cultural Education Facilities Corp
5.00%, 07/01/2030	500	532
5.00%, 07/01/2047	1,500	1,527
Texas Private Activity Bond Surface
Transportation Corp
6.88%, 12/31/2039	550	643
7.00%, 12/31/2038	300	372
		$4,533

Virginia - 3.39%
County of Botetourt VA
6.00%, 07/01/2044	1,000	1,008
Fairfax County Economic Development
Authority
5.00%, 12/01/2042	300	306
Fairfax County Industrial Development
Authority
5.00%, 05/15/2035(b)	300	336
		$1,650

Washington - 0.53%
Port of Seattle Industrial Development Corp
5.00%, 04/01/2030	250	260

See accompanying notes.

Schedule of Investments
Origin Emerging Markets Fund
August 31, 2015

COMMON STOCKS - 94.65%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.52%			Holding Companies - Diversified - 0.94%
Smiles SA	322,879	$4,249	Siam Cement PCL/The	579,400	$7,698

Agriculture - 1.54%			Home Furnishings - 2.08%
KT&G Corp	134,857	12,599	Skyworth Digital Holdings Ltd	9,500,000	5,474
			Steinhoff International Holdings Ltd	1,919,158	11,495
					$16,969
Airlines - 0.69%
Air Arabia PJSC	14,586,749	5,637	Insurance - 7.44%
			Cathay Financial Holding Co Ltd	5,532,000	7,991
			China Life Insurance Co Ltd/Taiwan	15,592,500	11,928
Apparel - 0.77%
			People's Insurance Co Group of China Ltd/The	26,943,505	12,730
Makalot Industrial Co Ltd	750,000	6,321
			PICC Property & Casualty Co Ltd	8,851,927	16,790
			Ping An Insurance Group Co of China Ltd	1,448,400	7,074
Banks - 5.84%			Porto Seguro SA	461,243	4,215
Abu Dhabi Commercial Bank PJSC	2,196,054	4,798			$60,728
Bank Rakyat Indonesia Persero Tbk PT	646,400	489
China CITIC Bank Corp Ltd (a)	6,310,893	3,861	Internet - 4.68%
China Construction Bank Corp	14,894,428	10,451	Tencent Holdings Ltd	2,281,905	38,215
China Merchants Bank Co Ltd	5,902,245	13,947
China Minsheng Banking Corp Ltd	7,820,706	7,528	Leisure Products & Services - 0.73%
Industrial & Commercial Bank of China Ltd	11,215,354	6,566	Hana Tour Service Inc	45,000	5,986
		$47,640

Building Materials - 0.00%			Lodging - 1.18%
China Singyes Solar Technologies Holdings	53,000	33	Kangwon Land Inc	267,581	9,619
Ltd

			Machinery - Diversified - 0.68%
Chemicals - 1.79%			Hollysys Automation Technologies Ltd	314,710	5,523
LG Chem Ltd	28,275	5,597
PTT Global Chemical PCL	5,552,100	9,023
			Metal Fabrication & Hardware - 2.48%
		$14,620	Catcher Technology Co Ltd	397,026	20,204
Commercial Services - 1.44%
New Oriental Education & Technology Group	385,300	7,895	Mining - 1.14%
Inc ADR(a)			MMC Norilsk Nickel PJSC ADR	593,069	9,332
Zhejiang Expressway Co Ltd	3,630,000	3,894
		$11,789
			Miscellaneous Manufacturers - 7.09%
Computers - 3.65%			CRRC Corp Ltd (a)	4,192,270	4,871
Cognizant Technology Solutions Corp (a)	310,000	19,512
			Largan Precision Co Ltd	275,433	25,633
Foxconn Technology Co Ltd	3,666,300	10,314	Sunny Optical Technology Group Co Ltd	6,710,025	11,179
		$29,826	Zhuzhou CSR Times Electric Co Ltd	2,461,200	16,189
Diversified Financial Services - 6.52%					$57,872
CTBC Financial Holding Co Ltd	26,026,156	15,700	Oil & Gas - 1.56%
Fubon Financial Holding Co Ltd	8,196,528	14,112	Sasol Ltd	210,750	6,815
Mega Financial Holding Co Ltd	21,212,000	15,937	Tupras Turkiye Petrol Rafinerileri AS (a)	230,000	5,940
Taishin Financial Holding Co Ltd	21,227,251	7,442			$12,755
		$53,191
			Pharmaceuticals - 6.27%
Electric - 2.04%			Dr Reddy's Laboratories Ltd ADR	220,544	14,351
China Resources Power Holdings Co Ltd	2,360,425	5,775	Glenmark Pharmaceuticals Ltd P-Note (a),(b),(c)	362,000	6,246
Huaneng Power International Inc	9,520,090	10,863	Richter Gedeon Nyrt	468,000	7,170
		$16,638	Sino Biopharmaceutical Ltd	19,579,741	23,386
Electronics - 4.78%					$51,153
AAC Technologies Holdings Inc	1,887,518	10,631	Real Estate - 1.30%
Hon Hai Precision Industry Co Ltd	2,419,770	13,410	China Overseas Land & Investment Ltd	3,631,700	10,637
Pegatron Corp	3,612,393	9,374
Zhen Ding Technology Holding Ltd	1,983,954	5,645
		$39,060	Retail - 4.45%
			ANTA Sports Products Ltd	5,906,800	14,865
Engineering & Construction - 1.42%			Foschini Group Ltd/The	420,955	4,756
KEPCO Plant Service & Engineering Co Ltd	75,842	8,082	Lojas Renner SA	291,100	7,888
TAV Havalimanlari Holding AS	434,325	3,504	Raia Drogasil SA	812,100	8,811
		$11,586			$36,320

Food - 2.73%			Semiconductors - 7.73%
JBS SA	3,216,200	12,460	Advanced Semiconductor Engineering Inc	110,528	544
SPAR Group Ltd/The	685,312	9,816	ADR
		$22,276	Samsung Electronics Co Ltd	50,672	23,300
			Taiwan Semiconductor Manufacturing Co Ltd	1,973,417	39,232
Forest Products & Paper - 3.04%			ADR

Mondi PLC	1,104,001	24,811
					$63,076

See accompanying notes.

Schedule of Investments
Origin Emerging Markets Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Software - 2.04%
NetEase Inc ADR	149,635	$16,636

Telecommunications - 3.61%
China Mobile Ltd	2,451,143	29,483

Water - 2.48%
Guangdong Investment Ltd	14,940,764	20,208

TOTAL COMMON STOCKS	$772,690
INVESTMENT COMPANIES - 3.16%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 3.16%
First American Government Obligations Fund	25,791,942	25,792

TOTAL INVESTMENT COMPANIES	$25,792
Total Investments	$798,482
Other Assets in Excess of Liabilities, Net - 2.19%	$17,848
TOTAL NET ASSETS - 100.00%	$816,330

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $6,246 or 0.77% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$6,246 or 0.77% of net assets.

Portfolio Summary (unaudited)
Country	Percent
China	26.92%
Taiwan, Province Of China	24.97%
Hong Kong	11.63%
Korea, Republic Of	7.98%
South Africa	7.06%
United States	5.55%
Brazil	4.61%
India	2.53%
Thailand	2.04%
United Arab Emirates	1.28%
Turkey	1.16%
Russian Federation	1.14%
Hungary	0.88%
Indonesia	0.06%
Other Assets in Excess of Liabilities, Net	2.19%
TOTAL NET ASSETS	100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI Emerging Markets; September 2015	Long	1,132	$49,235	$46,271	$(2,964)
Total	$(2,964)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Preferred Securities Fund
August 31, 2015

INVESTMENT COMPANIES - 1.70%	Shares Held	Value (000	's)	PREFERRED STOCKS (continued)	Shares Held Value (000's)

Publicly Traded Investment Fund - 1.70%				Diversified Financial Services (continued)
Goldman Sachs Financial Square Funds -	81,878,538	$81,879		Morgan Stanley Capital Trust III	350,547	$8,855
Government Fund				Morgan Stanley Capital Trust IV	513,972	13,080
				Morgan Stanley Capital Trust V	421,339	10,647
TOTAL INVESTMENT COMPANIES		$81,879		Morgan Stanley Capital Trust VIII	97,505	2,482
CONVERTIBLE PREFERRED STOCKS -				RBS Capital Funding Trust V	16,764	414
1.49%	Shares Held Value (000's)					$51,258

Banks - 1.49%				Electric - 2.20%
Wells Fargo & Co	60,982	71,883		Alabama Power Co	89,000	2,358
				DTE Energy Co 5.25%	313,300	7,328
TOTAL CONVERTIBLE PREFERRED STOCKS		$71,883		Duke Energy Corp	362,408	9,104
PREFERRED STOCKS - 39.09%	Shares Held	Value (000	's)	Entergy Arkansas Inc 4.90%	241,096	5,844
				Entergy Arkansas Inc 5.75%	35,363	887
Banks - 13.08%				Entergy Louisiana LLC 4.70%	165,100	3,870
AgriBank FCB	61,700	6,450		Entergy Louisiana LLC 5.25%	237,355	5,889
Bank of America Corp 6.38%; Series III	26,378	664		Entergy Louisiana LLC 5.88%	1,981	50
Bank of America Corp 6.50%; Series Y	490	13		Entergy Mississippi Inc	70,689	1,838
Bank of America Corp 6.63%; Series I	201,813	5,223		Entergy New Orleans Inc	3,299	81
Bank of New York Mellon Corp/The	139,534	3,470		Entergy Texas Inc	15,618	395
Barclays Bank PLC 7.10%	1,014,169	26,034		Georgia Power Co 6.50%	92,300	9,599
Barclays Bank PLC 7.75%	607,340	15,694		Gulf Power Co 6.00%	60,914	6,063
Barclays Bank PLC 8.13%	249,031	6,452		Gulf Power Co 6.45%	4,600	465
Capital One Financial Corp	573,401	14,197		Interstate Power & Light Co	485,100	12,235
Citigroup Inc 6.88%; Series K	493,542	13,168		NextEra Energy Capital Holdings Inc - Series	322,465	8,075
Citigroup Inc 6.88%; Series L	9,618	256		G
City National Corp/CA	208,392	5,149		NextEra Energy Capital Holdings Inc - Series	170,585	4,304
CoBank ACB 6.13%	8,000	754		H
CoBank ACB 6.20%	65,000	6,528		NextEra Energy Capital Holdings Inc - Series	666,456	15,995
CoBank ACB 6.25% (a)	296,500	30,855		I
Countrywide Capital IV	682,448	17,409		NextEra Energy Capital Holdings Inc 5.00%	491,093	11,639
Countrywide Capital V	218,131	5,562		PPL Capital Funding Inc	735	19
Cullen/Frost Bankers Inc	281,621	7,094				$106,038
Deutsche Bank Contingent Capital Trust II	2,083,257	53,977
Deutsche Bank Contingent Capital Trust III	528,498	14,333		Food - 0.51%
				Dairy Farmers of America Inc (a),(b)	232,500	23,323
FirstMerit Corp	331,400	8,368
				Dairy Farmers of America Inc 7.88% (a)	12,000	1,264
Goldman Sachs Group Inc/The	774,944	19,079
HSBC Holdings PLC 6.20%	1,047,474	26,375				$24,587
HSBC Holdings PLC 8.00%	568,600	14,522		Hand & Machine Tools - 0.59%
HSBC USA Inc 6.50%	2,085,705	53,042		Stanley Black & Decker Inc	1,104,374	28,592
ING Groep NV 6.13%	57,950	1,468
ING Groep NV 6.38%	834,730	21,069
ING Groep NV 7.05%	1,019,994	26,214		Insurance - 8.74%
ING Groep NV 7.20%	165,000	4,247		Aegon NV 4.00%	66,900	1,594
JPMorgan Chase & Co	57,122	1,371		Aegon NV 6.38%	975,042	24,483
M&T Bank Corp - Series A	5,400	5,521		Aegon NV 6.50%	246,814	6,239
M&T Bank Corp - Series C	7,150	7,311		Aegon NV 8.00%	63,317	1,740
Merrill Lynch Capital Trust I	318,325	8,098		Aflac Inc	1,084,662	27,182
Merrill Lynch Capital Trust II	133,014	3,385		Allstate Corp/The 5.10%	540,300	13,897
Merrill Lynch Preferred Capital Trust V	101,682	2,633		Allstate Corp/The 6.25%	181,500	4,730
Morgan Stanley - Series E	24,282	674		Allstate Corp/The 6.63%; Series E	380,000	10,021
PNC Financial Services Group Inc/The	1,723,683	47,315		American Financial Group Inc/OH 5.75%	441,328	11,113
Royal Bank of Scotland Group PLC 5.75%;	596,429	14,696		American Financial Group Inc/OH 6.25%	250,786	6,621
Series L				Arch Capital Group Ltd	699,190	18,661
Royal Bank of Scotland Group PLC 6.35%;	7,755	196		Aspen Insurance Holdings Ltd 5.95%	936,500	23,853
Series N				Aspen Insurance Holdings Ltd 7.25%	143,802	3,802
Royal Bank of Scotland Group PLC 6.75%;	207,600	5,246		Axis Capital Holdings Ltd 5.50%	155,098	3,832
Series Q				Axis Capital Holdings Ltd 6.88%	2,072,850	55,822
State Street Corp 5.25%; Series C	1,425,192	35,330		Delphi Financial Group Inc 7.38%	527,604	13,190
State Street Corp 5.90%; Series D	241,300	6,281		Hartford Financial Services Group Inc/The	1,014,436	31,559
State Street Corp 6.00%	349,700	8,886		PartnerRe Ltd 5.88%	15,416	391
TCF Financial Corp	229,123	6,014		PartnerRe Ltd 6.50%	84,667	2,218
US Bancorp	2,083,302	55,520		PartnerRe Ltd 7.25%	11,643	318
Valley National Bancorp (b)	172,200	4,400		Protective Life Corp 6.00%	20,311	521
Wells Fargo & Co 5.85%	125,027	3,201		Protective Life Corp 6.25%	336,151	8,713
Wells Fargo & Co 6.63%	236,676	6,528		Prudential PLC (b)	174,600	4,494
		$630,272		Prudential PLC 6.50%	92,849	2,395
				Reinsurance Group of America Inc	577,300	16,291
Diversified Financial Services - 1.06%				RenaissanceRe Holdings Ltd - Series C	178,371	4,452
Affiliated Managers Group Inc 5.25%	77,487	1,960		RenaissanceRe Holdings Ltd - Series E	654,975	16,014
Affiliated Managers Group Inc 6.38%	15,188	403		Torchmark Corp	472,900	11,988
Charles Schwab Corp/The (b)	143,663	3,606
				WR Berkley Corp	1,262,728	30,760
Charles Schwab Corp/The 6.00%	12,535	314		XLIT Ltd	76,419	64,240
General Electric Capital Corp 4.88%	299,666	7,492				$421,134
General Electric Capital Corp 4.88%	80,187	2,005

See accompanying notes.

Schedule of Investments

Preferred Securities Fund

August 31, 2015

PREFERRED STOCKS (continued)	Shares Held Value (000's)
				Principal
			BONDS (continued)	Amount (000's) Value (000's)
Media- 0.26%

Comcast Corp	482,893	$12,290	Banks (continued)

			Bank of America Corp

			6.50%, 10/29/2049(d)	$50,000	$51,500
REITS- 5.76%
			Bank of New York Mellon Corp/The

Boston Properties Inc	7,284	180	4.95%, 12/29/2049(d)	75,100	74,443
Digital Realty Trust Inc (b)	202,498	5,022
			Barclays Bank PLC
Digital Realty Trust Inc - Series E	544,076	14,037
			10.18%, 06/12/2021	3,000	3,961
Digital Realty Trust Inc - Series F	3,856	99
			Barclays PLC

Digital Realty Trust Inc - Series G	97,818	2,364	6.63%, 06/29/2049(d)	34,178	33,365

Digital Realty Trust Inc - Series H	139,911	3,818	8.25%, 12/29/2049(d)	31,600	33,520
Health Care REIT Inc	617,185	16,355
			BNP Paribas SA

Hospitality Properties Trust 7.13%; Series D	411,113	10,812	7.20%, 06/29/2049(a)	12,500	14,516

Kimco Realty Corp 5.50%	590,922	14,288	7.37%, 12/29/2049(a),(d)	5,000	5,120
Kimco Realty Corp 6.00%	667,508	16,988
			BPCE SA

Kimco Realty Corp 6.90%	338,815	8,596	5.70%, 10/22/2023(a)	6,000	6,351
National Retail Properties Inc	455,621	11,905
			Citigroup Capital III
Prologis Inc - Series Q	127,700	8,237
			7.63%, 12/01/2036	2,700	3,353
PS Business Parks Inc	380,000	9,131
			Citigroup Inc
PS Business Parks Inc - Series R	126,911	3,221
			5.90%, 12/29/2049	200	196
PS Business Parks Inc - Series S	132,228	3,444
			5.95%, 12/29/2049	5,000	4,902
PS Business Parks Inc - Series T	188,128	4,733
			Cooperatieve Centrale Raiffeisen-
PS Business Parks Inc - Series U	520,724	12,633
			Boerenleenbank BA/Netherlands

Public Storage Inc 5.20%; Series X	70,407	1,704	11.00%, 12/29/2049(a),(d)	72,657	90,429
Public Storage Inc 5.75%; Series T	222,900	5,564
			Corestates Capital III

Public Storage Inc 5.88%; Series A	237,401	6,028	0.89%, 02/15/2027(a),(d)	10,200	9,002
Public Storage Inc 5.90%; Series S	56,048	1,426
			Countrywide Capital III
Public Storage Inc 6.00%; Series Z	580,214	14,888
			8.05%, 06/15/2027	6,312	7,852
Public Storage Inc 6.35%; Series R	746,442	19,378
			Credit Agricole SA

Public Storage Inc 6.38%; Series Y	131,181	3,514	7.88%, 01/29/2049(a)	8,000	8,144

Public Storage Inc 6.50%; Series Q	4,594	119	8.38%, 12/31/2049(a),(d)	13,350	15,269
Realty Income Corp - Series F	777,954	20,678
			Credit Suisse AG

Regency Centers Corp 6.00%	441,029	11,026	6.50%, 08/08/2023(a)	51,136	56,223
Regency Centers Corp 6.63%	230,854	6,014
			Credit Suisse Group AG

Senior Housing Properties Trust	113,931	2,787	6.25%, 12/29/2049(a),(d)	17,800	17,088
Ventas Realty LP / Ventas Capital Corp	206,348	5,293
			6.25%, 12/29/2049	475	456

Vornado Realty Trust - Series I	90,892	2,319	7.50%, 12/29/2049(a),(d)	19,150	20,237
Vornado Realty Trust - Series J	174,963	4,530
			Credit Suisse Group Guernsey I Ltd

Vornado Realty Trust - Series K	869,353	21,673	7.88%, 02/24/2041(d)	3,900	4,051
Vornado Realty Trust - Series L	191,155	4,439
			Fifth Third Bancorp

		$277,243	5.10%, 12/29/2049(d)	5,100	4,679

Savings & Loans - 0.28%			First Chicago NBD Institutional Capital I

Astoria Financial Corp	106,851	2,711	0.85%, 02/01/2027(d)	2,300	1,998

First Niagara Financial Group Inc	396,690	10,500	First Union Capital II

		$13,211	7.95%, 11/15/2029	3,700	4,926

			Fleet Capital Trust V

Sovereign - 1.17%			1.29%, 12/18/2028(d)	2,500	2,313
Farm Credit Bank of Texas 6.75% (a)	258,000	26,824
			Goldman Sachs Group Inc/The

Farm Credit Bank of Texas 10.00%(a)	23,800	29,638	5.70%, 12/29/2049(d)	41,795	42,056

		$56,462	HSBC Capital Funding LP/Jersey

			10.18%, 12/29/2049(a),(d)	30,900	46,350
Telecommunications - 5.44%

Centaur Funding Corp (a),(b)	28,000	22,768	JPMorgan Chase & Co

Centaur Funding Corp 9.08% (a),(c)	71,576	87,345	5.30%, 12/29/2049(d)	9,800	9,659
			6.13%, 12/29/2049(d)	22,000	22,000
Qwest Corp 6.13%	885,400	22,055
			6.75%, 01/29/2049(d)	137,707	145,281
Qwest Corp 6.88%	258,100	6,677

Qwest Corp 7.00%	520,255	13,615	JPMorgan Chase Capital XXI
			1.25%, 02/02/2037(d)	13,251	10,511
Qwest Corp 7.00%	253,178	6,605

Qwest Corp 7.38%	481,420	12,507	KeyCorp Capital III

Qwest Corp 7.50%	949,111	25,284	7.75%, 07/15/2029	3,500	4,180

Telephone & Data Systems Inc 6.63%	267,002	6,777	Lloyds Banking Group PLC
			6.41%, 01/29/2049(a)	34,174	38,104
Telephone & Data Systems Inc 6.88%	2,899	73
			6.66%, 01/29/2049(a)	32,281	36,155
Telephone & Data Systems Inc 7.00%	1,208,015	31,143
			7.50%, 04/30/2049(d)	25,198	26,300
United States Cellular Corp	110,817	2,816

Verizon Communications Inc	942,517	24,619	M&T Bank Corp
			6.45%, 12/29/2049(d)	6,615	7,062
		$262,284

TOTAL PREFERRED STOCKS		$1,883,371	6.88%, 12/29/2049	41,800	42,218

			Morgan Stanley
	Principal		5.55%, 12/29/2049(d)	11,100	11,086
BONDS- 56.28%	Amount (000's) Value (000's)
			Nordea Bank AB

Banks- 25.89%			5.50%, 09/29/2049(a),(d)	4,000	3,960

ABN AMRO Bank NV			5.50%, 09/29/2049(d)	1,200	1,188

6.25%, 09/13/2022(d)	$10,000	$10,525	6.13%, 12/29/2049(a),(d)	7,500	7,425

BAC Capital Trust XIII			PNC Financial Services Group Inc/The

4.00%, 12/29/2049(d)	33,564	26,297	6.75%, 07/29/2049(d)	44,035	48,273

See accompanying notes.

Schedule of Investments
Preferred Securities Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Banks (continued)			Insurance (continued)
Royal Bank of Scotland Group PLC			Chubb Corp/The
7.50%, 12/29/2049(d)	$7,825	$7,845	6.38%, 03/29/2067(d)	$26,800	$26,465
7.65%, 08/29/2049(d)	15,480	19,350	Dai-ichi Life Insurance Co Ltd/The
8.00%, 12/29/2049(d)	7,025	7,174	5.10%, 10/29/2049(a),(d)	12,300	12,669
Societe Generale SA			7.25%, 12/29/2049(a)	13,250	15,237
1.03%, 12/29/2049(a),(d)	5,750	5,204	Everest Reinsurance Holdings Inc
7.88%, 12/29/2049(d)	15,000	15,056	6.60%, 05/01/2067(d)	34,120	33,011
8.25%, 09/29/2049(d)	50,250	53,366	Glen Meadow Pass-Through Trust
Standard Chartered PLC			6.51%, 02/12/2067(a),(d)	4,785	4,139
0.56%, 07/29/2049(d)	1,500	907	Great-West Life & Annuity Insurance Capital
7.01%, 07/29/2049(a)	14,300	15,694	LP
State Street Capital Trust IV			6.63%, 11/15/2034(a)	7,000	7,775
1.29%, 06/01/2077(d)	600	512	Great-West Life & Annuity Insurance Capital
Wells Fargo & Co			LP II
5.87%, 12/29/2049(d)	47,800	48,935	7.15%, 05/16/2046(a),(d)	8,750	8,925
7.98%, 12/31/2049(d)	57,100	60,954	Liberty Mutual Group Inc
		$1,247,521	7.00%, 03/07/2067(a),(d)	17,738	17,073
			7.80%, 03/07/2087(a)	45,963	53,547
Diversified Financial Services - 4.46%			Liberty Mutual Insurance Co
Charles Schwab Corp/The			7.70%, 10/15/2097(a)	20,025	25,093
7.00%, 02/28/2049(d)	27,158	31,447
			Lincoln National Corp
Depository Trust & Clearing Corp/The			6.05%, 04/20/2067(d)	27,905	23,440
4.88%, 12/29/2049(a),(d)	4,000	4,000
			7.00%, 05/17/2066(d)	5,100	4,330
GE Capital Trust I			MetLife Capital Trust IV
6.38%, 11/15/2067	18,008	19,235	7.88%, 12/15/2067(a)	19,020	23,727
General Electric Capital Corp			MetLife Capital Trust X
6.25%, 12/31/2049(d)	49,095	53,145
			9.25%, 04/08/2068(a)	39,075	54,119
6.38%, 11/15/2067(d)	2,615	2,791
7.13%, 12/29/2049(d)	88,300	101,872	MetLife Inc
			5.25%, 12/29/2049(d)	23,200	23,084
MBNA Capital B			10.75%, 08/01/2069	28,223	44,677
1.10%, 02/01/2027(d)	2,500	2,312
			Mitsui Sumitomo Insurance Co Ltd
		$214,802	7.00%, 03/15/2072(a)	3,375	3,864
Electric - 3.26%			MMI Capital Trust I
Electricite de France SA			7.63%, 12/15/2027	1,073	1,210
5.25%, 01/29/2049(a),(d)	61,880	62,499	Nationwide Financial Services Inc
5.63%, 12/29/2049(a),(d)	6,000	6,105	6.75%, 05/15/2087	68,095	68,929
Integrys Holding Inc			Nippon Life Insurance Co
6.11%, 12/01/2066(d)	13,082	11,251	5.10%, 10/16/2044(a),(d)	14,900	15,347
NextEra Energy Capital Holdings Inc			Provident Financing Trust I
6.35%, 10/01/2066(d)	669	538	7.41%, 03/15/2038	37,750	43,601
6.65%, 06/15/2067(d)	2,000	1,660	Prudential Financial Inc
7.30%, 09/01/2067(d)	17,750	17,648	5.63%, 06/15/2043(d)	76,965	79,005
			5.88%, 09/15/2042(d)	11,675	12,317
PPL Capital Funding Inc
6.70%, 03/30/2067(d)	13,475	11,487	Prudential PLC
RWE AG			7.75%, 01/29/2049	4,800	4,966
7.00%, 10/12/2072(d)	44,200	45,968	QBE Capital Funding III Ltd
			7.25%, 05/24/2041(a),(d)	80,745	88,900
		$157,156
			Sompo Japan Insurance Inc
Hand & Machine Tools - 0.27%			5.33%, 03/28/2073(a),(d)	60,300	63,315
Stanley Black & Decker Inc			Sumitomo Life Insurance Co
5.75%, 12/15/2053	12,250	13,123	6.50%, 09/20/2073(a),(d)	15,500	17,282
			Voya Financial Inc
			5.65%, 05/15/2053(d)	36,851	37,220
Insurance - 21.46%
ACE Capital Trust II			XLIT Ltd
			6.50%, 12/31/2049(d)	3,000	2,363
9.70%, 04/01/2030	6,915	10,217
Aegon NV			ZFS Finance USA Trust II
2.62%, 07/29/2049(d)	2,648	2,201	6.45%, 12/15/2065(a),(d)	5,020	5,095
AIG Life Holdings Inc			ZFS Finance USA Trust V
7.57%, 12/01/2045(a)	25,815	33,689	6.50%, 05/09/2067(a)	15,433	15,973
8.50%, 07/01/2030	30,200	40,015			$1,033,910
Allstate Corp/The			Pipelines - 0.09%
5.75%, 08/15/2053(d)	7,600	7,828
			TransCanada PipeLines Ltd
6.50%, 05/15/2067	12,505	13,881	6.35%, 05/15/2067(d)	1,000	840
American International Group Inc			Transcanada Trust
8.18%, 05/15/2068	1,500	1,980	5.63%, 05/20/2075(d)	3,800	3,637
Aon Corp					$4,477
8.21%, 01/01/2027	4,500	5,749
AXA SA			Telecommunications - 0.13%
6.38%, 12/29/2049(a),(d)	21,968	23,314	Koninklijke KPN NV
8.60%, 12/15/2030	13,565	18,177	7.00%, 03/28/2073(a),(d)	5,800	6,033
Catlin Insurance Co Ltd
7.25%, 07/29/2049(a)	46,496	40,161

See accompanying notes.

		Schedule of Investments
		Preferred Securities Fund
		August 31, 2015

	Principal
BONDS (continued)	Amount (000's)	Value (000	's)

Transportation - 0.72%
BNSF Funding Trust I
6.61%, 12/15/2055(d)	$30,550	$34,521

TOTAL BONDS		$2,711,543
	Principal
CONVERTIBLE BONDS - 0.12%	Amount (000's)	Value (000	's)

Banks- 0.12%
ING Groep NV
6.50%, 12/29/2049(d)	6,000	5,756

TOTAL CONVERTIBLE BONDS		$5,756
TOTAL PURCHASED OPTIONS - 0.53%		$25,410
Total Investments		$4,779,842
Other Assets in Excess of Liabilities, Net - 0.79%		$38,023
TOTAL NET ASSETS - 100.00%		$4,817,865

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,225,169 or 25.43% of net assets.
(b)	Non-Income Producing Security
(c)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(d)	Variable Rate. Rate shown is in effect at August 31, 2015.

Portfolio Summary (unaudited)

Sector	Percent
Financial	82.34%
Communications	5.83%
Utilities	5.46%
Exchange Traded Funds	1.70%
Industrial	1.58%
Government	1.17%
Purchased Options	0.53%
Consumer, Non-cyclical	0.51%
Energy	0.09%
Other Assets in Excess of Liabilities, Net	0.79%
TOTAL NET ASSETS	100.00%

See accompanying notes.

			Schedule of Investments
Preferred Securities Fund
August 31, 2015

	August 31,	August 31,					August 31,	August 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Centaur Funding Corp 9.08%	47,903	$55,409	23,673	$29,625	—	$—	71,576	$85,034
		$55,409		$29,625		$–		$85,034

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Centaur Funding Corp 9.08%		$4,310	$		—	$		—
		$4,310	$		—	$		—
Amounts in thousands except shares

Options

				Upfront Premiums			Unrealized
Purchased Options Outstanding		Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - US Long Bond Future; December 2015		$162.00	09/28/2015	4,776	$1,767	$1,194		$(573)
Call - US Long Bond Future; December 2015		$157.00	09/28/2015	4,776	7,044	5,448		(1,596)
Call - US Long Bond Future; December 2015		$156.00	09/28/2015	2,388	5,173	3,582		(1,591)
Put - US Long Bond Future; December 2015		$156.00	09/28/2015	2,388	5,678	6,866		1,188
Put - US Long Bond Future; December 2015		$155.00	09/28/2015	2,388	4,966	5,485		519
Put - US Long Bond Future; December 2015		$150.00	09/28/2015	4,776	2,490	2,835		345
Total					$27,118	$25,410		$(1,708)

				Upfront Premiums			Unrealized
Written Options Outstanding		Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - US Long Bond Future; December 2015		$161.00	09/28/2015	11,940	$(6,126)	$(4,105)		$2,021
Put - US Long Bond Future; December 2015		$151.00	09/28/2015	9,552	$(6,617)	$(7,760)		$(1,143)
Total					$(12,743)	$(11,865)		$878

Amounts in thousands except contracts

See accompanying notes.

r

Schedule of Investments
Real Estate Allocation Fund
August 31, 2015

INVESTMENT COMPANIES - 100.22%	Shares Held		Value
Principal Funds, Inc. Institutional Class - 100.22%
Global Real Estate Securities Fund (a)		20,381	$177,930
Real Estate Debt Income Fund (a)		14,683	143,159
			$321,089
TOTAL INVESTMENT COMPANIES			$321,089
Total Investments			$321,089
Liabilities in Excess of Other Assets, Net - (0.22)%			$(705)
TOTAL NET ASSETS - 100.00%			$320,384

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
International Equity Funds			55.54%
Fixed Income Funds			44.68%
Liabilities in Excess of Other Assets, Net			(0.22)%
TOTAL NET ASSETS			100.00%

August 31,		August 31,					August 31,	August 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
Shares		Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Global Real Estate Securities Fund	— $	—	23,251	$220,453	2,870	$27,064	20,381	$193,364
Real Estate Debt Income Fund	—	—	16,685	166,076	2,002	19,940	14,683	146,149
		$—		$386,529		$47,004		$339,513

		Realized Gain/Loss	Realized Gain from
Income		on Investments	Capital Gain Distributions
Global Real Estate Securities Fund	$1,157	$(25)	$—
Real Estate Debt Income Fund	2,489	13	—
	$3,646	$(12)	$—

Amounts shown are in dollars and not rounded to the thousands.

See accompanying notes.

Schedule of Investments
Real Estate Debt Income Fund
August 31, 2015

INVESTMENT COMPANIES - 1.81%		Shares Held Value (000's)			Principal
				BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 1.81%
First American Government Obligations Fund		806,971	$807	Commercial Mortgage Backed Securities (continued)
				UBS-Barclays Commercial Mortgage Trust
TOTAL INVESTMENT COMPANIES			$807	2012-C4 (continued)
				4.65%, 12/10/2045(a),(b)	$1,000	$969
		Principal
BONDS- 97.85%		Amount (000's) Value (000's)		Wachovia Bank Commercial Mortgage Trust
				Series 2007-C30
Commercial Mortgage Backed Securities - 90.98%				5.41%, 12/15/2043(a)	2,000	2,028
Banc of America Commercial Mortgage Trust				WFRBS Commercial Mortgage Trust 2013-
2008-1				C11
6.47%, 02/10/2051(a),(b)		$1,000	$950	1.62%, 03/15/2045(a),(b)	16,604	1,061
CFCRE Commercial Mortgage Trust 2011-				WFRBS Commercial Mortgage Trust 2013-
C2				C12
2.12%, 12/15/2047(a),(b)		19,532	745	1.62%, 03/15/2048(a),(b)	17,995	1,307
Citigroup Commercial Mortgage Trust 2013-				WFRBS Commercial Mortgage Trust 2014-
GC15				C20
5.28%, 09/10/2046(a),(b)		2,010	1,955	3.99%, 05/15/2047(a),(b)	2,500	2,148
Citigroup Commercial Mortgage Trust 2015-						$40,540
GC27
3.14%, 02/10/2048(a)		2,000	1,961	REITS- 6.87%
COMM 2006-C8 Mortgage Trust				Hospitality Properties Trust
5.38%, 12/10/2046		2,000	2,001	5.00%, 08/15/2022	1,000	1,041
COMM 2013-CCRE11 Mortgage Trust				Select Income REIT
1.35%, 10/10/2046(a)		26,234	1,766	3.60%, 02/01/2020	2,000	2,020
COMM 2013-CCRE6 Mortgage Trust						$3,061
1.65%, 03/10/2046(a)		15,037	861	TOTAL BONDS		$43,601
COMM 2014-CCRE17 Mortgage Trust				Total Investments		$44,408
4.96%, 05/10/2047(a),(b)		1,000	945	Other Assets in Excess of Liabilities, Net - 0.34%		$150
Comm 2014-UBS2 Mortgage Trust				TOTAL NET ASSETS - 100.00%		$44,558
4.20%, 03/10/2047		1,000	1,046
COMM 2014-UBS3 Mortgage Trust
4.94%, 06/10/2047(a)		1,000	1,019	(a)	Variable Rate. Rate shown is in effect at August 31, 2015.
COMM 2015-LC19 Mortgage Trust				(b)	Security exempt from registration under Rule 144A of the Securities Act of
2.87%, 02/10/2048(a),(b)		1,000	789	1933. These securities may be resold in transactions exempt from
Commercial Mortgage Trust 2007-GG9				registration, normally to qualified institutional buyers. At the end of the
5.51%, 03/10/2039		1,000	973	period, the value of these securities totaled $15,639 or 35.10% of net
Credit Suisse Commercial Mortgage Trust				assets.
Series 2006-C2
5.86%, 03/15/2039(a)		1,387	1,397
GS Mortgage Securities Trust 2011-GC3
1.10%, 03/10/2044(a),(b)		36,031	820	Portfolio Summary (unaudited)
GS Mortgage Securities Trust 2013-GCJ14				Sector		Percent
4.93%, 08/10/2046(a),(b)		1,500	1,420	Mortgage Securities		90.98%
JP Morgan Chase Commercial Mortgage				Financial		6.87%
Securities Trust 2007-LDP10				Exchange Traded Funds		1.81%
5.46%, 01/15/2049		2,000	2,054	Other Assets in Excess of Liabilities, Net		0.34%
JP Morgan Chase Commercial Mortgage				TOTAL NET ASSETS		100.00%
Securities Trust 2010-C1
5.95%, 06/15/2043(b)		1,500	1,638
JPMBB Commercial Mortgage Securities
Trust 2013-C12
4.22%, 07/15/2045(a)		460	419
JPMBB Commercial Mortgage Securities
Trust 2014-C21
1.27%, 08/15/2047(a)		25,841	1,887
JPMBB Commercial Mortgage Securities
Trust 2015-C30
4.46%, 07/15/2048(a)		1,500	1,456
Merrill Lynch Mortgage Trust 2005-CIP1
5.14%, 07/12/2038(a)		572	572
Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14
1.45%, 02/15/2047(a)		21,064	1,328
Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C15
5.06%, 04/15/2047(a)		1,000	1,029
Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C18
3.92%, 10/15/2047(a)		2,000	2,093
Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C20
4.16%, 02/15/2048(a)		1,000	1,011
UBS-Barclays Commercial Mortgage Trust
2012	-C4
1.98%, 12/10/2045(a),(b)		9,642	892
See accompanying notes.				175

Schedule of Investments
Small-MidCap Dividend Income Fund
August 31, 2015

COMMON STOCKS - 98.92%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 1.38%			Gas (continued)
Harris Corp	308,096	$23,668	Vectren Corp	476,301	$19,162
					$32,696

Airlines - 1.50%			Hand & Machine Tools - 2.66%
Copa Holdings SA	504,213	25,851	Lincoln Electric Holdings Inc	378,923	22,224
			Snap-on Inc	147,404	23,551
					$45,775
Automobile Manufacturers - 0.96%
New Flyer Industries Inc	1,138,264	16,534	Healthcare - Products - 2.93%
			STERIS Corp (a)	449,328	28,779
Automobile Parts & Equipment - 1.17%			Teleflex Inc	165,496	21,647
Autoliv Inc (a)	197,245	20,149			$50,426
			Housewares - 1.28%
Banks - 7.84%			Tupperware Brands Corp	429,950	22,026
BOK Financial Corp	42,872	2,713
City Holding Co	139,905	6,662	Insurance - 4.61%
Cullen/Frost Bankers Inc	476,629	30,819	AmTrust Financial Services Inc (a)	487,304	28,337
FirstMerit Corp	1,102,207	19,796	Arthur J Gallagher & Co	442,095	19,328
PacWest Bancorp	864,228	36,851	Validus Holdings Ltd	711,632	31,511
Umpqua Holdings Corp	1,197,267	20,006			$79,176
Washington Trust Bancorp Inc	462,164	17,844
		$134,691	Internet - 2.38%
			j2 Global Inc	588,478	40,946
Chemicals - 5.41%
Albemarle Corp	611,459	27,644
Cabot Corp	666,590	22,577	Investment Companies - 4.99%
Huntsman Corp	1,677,713	27,733	Ares Capital Corp	2,364,871	37,294
RPM International Inc	343,354	15,056	Hercules Technology Growth Capital Inc	1,570,888	18,223
		$93,010	Oaktree Capital Group LLC	486,514	25,785
			Triangle Capital Corp (a)	226,165	4,523
Coal - 1.70%					$85,825
Alliance Resource Partners LP	1,145,408	29,300
			Machinery - Diversified - 3.39%
			Applied Industrial Technologies Inc	719,663	30,470
Commercial Services - 0.60%			Flowserve Corp	122,927	5,548
McGrath RentCorp	400,099	10,263	IDEX Corp	310,635	22,313
					$58,331

Computers - 0.57%			Media - 2.29%
MTS Systems Corp	165,309	9,843	Sinclair Broadcast Group Inc	1,471,202	39,399

Diversified Financial Services - 1.66%			Miscellaneous Manufacturers - 2.22%
Fly Leasing Ltd ADR	263,202	3,464	Crane Co	518,698	27,252
FNF Group	689,725	25,113	Donaldson Co Inc	350,111	10,962
		$28,577			$38,214

Electric - 6.10%			Oil & Gas - 3.14%
ALLETE Inc	431,875	20,635	Helmerich & Payne Inc (a)	130,270	7,687
Alliant Energy Corp	511,934	29,011	HollyFrontier Corp	517,663	24,258
Great Plains Energy Inc	626,169	15,604	Vermilion Energy Inc	633,973	21,964
ITC Holdings Corp	683,859	22,362			$53,909
PNM Resources Inc	670,657	17,176
		$104,788	Packaging & Containers - 1.19%
			Packaging Corp of America	303,538	20,370
Electrical Components & Equipment - 1.80%
Hubbell Inc	146,653	14,470
Littelfuse Inc	183,737	16,491	Pipelines - 3.37%
		$30,961	EnLink Midstream Partners LP	1,577,641	27,814
			Targa Resources Partners LP	998,495	30,144
Electronics - 3.45%					$57,958
Avnet Inc	749,308	31,770
Garmin Ltd	729,720	27,445	REITS - 15.65%
		$59,215	Agree Realty Corp	380,841	10,835
			Alexandria Real Estate Equities Inc	190,921	16,417
Environmental Control - 0.98%			BioMed Realty Trust Inc	1,609,298	29,772
MSA Safety Inc	370,849	16,866	Colony Capital Inc	1,643,597	35,682
			CYS Investments Inc	2,168,551	16,936
Food - 3.38%			Digital Realty Trust Inc	436,213	27,621
B&G Foods Inc	603,563	18,342	EastGroup Properties Inc	105,824	5,715
Ingredion Inc	241,370	20,840	EPR Properties	568,410	28,926
Sanderson Farms Inc (a)	273,564	18,887	Hatteras Financial Corp	1,517,846	24,635
		$58,069	Medical Properties Trust Inc	3,010,077	35,128
			Omega Healthcare Investors Inc	1,107,630	37,416
Gas - 1.90%					$269,083
ONE Gas Inc	314,966	13,534

See accompanying notes.

		Schedule of Investments
	Small-MidCap Dividend Income Fund
		August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Semiconductors - 2.71%
Maxim Integrated Products Inc	636,060	$21,416
Microchip Technology Inc	590,396	25,092
		$46,508

Software - 1.00%
Broadridge Financial Solutions Inc	326,828	17,253

Supranational Bank - 1.60%
Banco Latinoamericano de Comercio Exterior	1,115,187	27,489
SA

Telecommunications - 0.68%
Consolidated Communications Holdings Inc	601,990	11,745

Toys, Games & Hobbies - 2.08%
Hasbro Inc	479,140	35,739

Trucking & Leasing - 0.35%
TAL International Group Inc (b)	323,352	5,927

TOTAL COMMON STOCKS		$1,700,580
INVESTMENT COMPANIES - 4.53%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 4.53%
Goldman Sachs Financial Square Funds -	57,068,648	57,069
Government Fund (c)
Goldman Sachs Financial Square Funds -	20,725,941	20,726
Government Fund
		$77,795
TOTAL INVESTMENT COMPANIES		$77,795
Total Investments		$1,778,375
Liabilities in Excess of Other Assets, Net - (3.45)%			$(59,235)
TOTAL NET ASSETS - 100.00%		$1,719,140

(a)	Security or a portion of the security was on loan at the end of the period.
(b)	Non-Income Producing Security
(c)	Security was purchased with the cash proceeds from securities loans.

Portfolio Summary (unaudited)

Sector	Percent
Financial	34.75%
Industrial	17.42%
Energy	8.21%
Utilities	8.00%
Consumer, Cyclical	6.99%
Consumer, Non-cyclical	6.91%
Basic Materials	5.41%
Communications	5.35%
Exchange Traded Funds	4.53%
Technology	4.28%
Government	1.60%
Liabilities in Excess of Other Assets, Net	(3.45)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Glossary to the Schedule of Investments
August 31, 2015

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD/$	United States Dollar
ZAR	South African Rand

See accompanying notes.

(This page intentionally left blank)

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
BLUE CHIP FUND
Institutional shares
2015		$15.14	$0.10	$0.86	$0.96	($0.09)	($0.38)	($0.47)	$15.63
2014		12.44	0.12	2.62	2.74	(0.04)	–	(0.04)	15.14
2013		10.64	0.18	1.69	1.87	(0.06)	(0.01)	(0.07)	12.44
2012	(c)	10.00	0.02	0.62	0.64	–	–	–	10.64

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

							Ratio of Net
			Ratio of Expenses		Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

6.46%		$1,226,210	0.71%		0.71	%(b)	0.61%		26.2%
22.07		421,601	0.72		0.72	(b)	0.85		34.4
17.74		179,732	0.75		0.95	(b)	1.46		1.3
6.40	(d)	5,321	0.75	(e)	4.83 (b)	,(e)	0.87	(e)	7.3	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.
(c)	Period from June 14, 2012, date operations commenced, through August 31, 2012.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
BOND MARKET INDEX FUND
Class J shares
2015	$10.94	$0.12	($0.06)	$0.06	($0.16)	($0.02)	($0.18)	$10.82
2014	10.63	0.14	0.36	0.50	(0.19)	–	(0.19)	10.94
2013	11.17	0.11	(0.47)	(0.36)	(0.17)	(0.01)	(0.18)	10.63
2012	10.86	0.16	0.36	0.52	(0.21)	–	(0.21)	11.17
2011	10.65	0.21	0.16	0.37	(0.14)	(0.02)	(0.16)	10.86
Institutional shares
2015	11.01	0.17	0.08	0.25	(0.22)	(0.02)	(0.24)	11.02
2014	10.71	0.20	0.35	0.55	(0.25)	–	(0.25)	11.01
2013	11.27	0.17	(0.48)	(0.31)	(0.24)	(0.01)	(0.25)	10.71
2012	10.95	0.23	0.36	0.59	(0.27)	–	(0.27)	11.27
2011	10.71	0.28	0.17	0.45	(0.19)	(0.02)	(0.21)	10.95
R-1 shares
2015	10.93	0.08	(0.05)	0.03	(0.14)	(0.02)	(0.16)	10.80
2014	10.60	0.11	0.35	0.46	(0.13)	–	(0.13)	10.93
2013	11.15	0.07	(0.47)	(0.40)	(0.14)	(0.01)	(0.15)	10.60
2012	10.85	0.13	0.36	0.49	(0.19)	–	(0.19)	11.15
2011	10.65	0.18	0.17	0.35	(0.13)	(0.02)	(0.15)	10.85
R-2 shares
2015	10.92	0.09	(0.06)	0.03	(0.13)	(0.02)	(0.15)	10.80
2014	10.61	0.12	0.36	0.48	(0.17)	–	(0.17)	10.92
2013	11.16	0.09	(0.47)	(0.38)	(0.16)	(0.01)	(0.17)	10.61
2012	10.86	0.15	0.35	0.50	(0.20)	–	(0.20)	11.16
2011	10.66	0.20	0.17	0.37	(0.15)	(0.02)	(0.17)	10.86
R-3 shares
2015	10.92	0.11	(0.06)	0.05	(0.16)	(0.02)	(0.18)	10.79
2014	10.61	0.14	0.36	0.50	(0.19)	–	(0.19)	10.92
2013	11.19	0.11	(0.49)	(0.38)	(0.19)	(0.01)	(0.20)	10.61
2012	10.89	0.16	0.36	0.52	(0.22)	–	(0.22)	11.19
2011	10.67	0.22	0.17	0.39	(0.15)	(0.02)	(0.17)	10.89
R-4 shares
2015	10.95	0.14	(0.06)	0.08	(0.17)	(0.02)	(0.19)	10.84
2014	10.65	0.16	0.35	0.51	(0.21)	–	(0.21)	10.95
2013	11.21	0.13	(0.48)	(0.35)	(0.20)	(0.01)	(0.21)	10.65
2012	10.90	0.19	0.36	0.55	(0.24)	–	(0.24)	11.21
2011	10.68	0.24	0.17	0.41	(0.17)	(0.02)	(0.19)	10.90
R-5 shares
2015	10.97	0.15	(0.07)	0.08	(0.18)	(0.02)	(0.20)	10.85
2014	10.66	0.17	0.36	0.53	(0.22)	–	(0.22)	10.97
2013	11.23	0.14	(0.48)	(0.34)	(0.22)	(0.01)	(0.23)	10.66
2012	10.92	0.20	0.36	0.56	(0.25)	–	(0.25)	11.23
2011	10.69	0.25	0.17	0.42	(0.17)	(0.02)	(0.19)	10.92

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses	Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net	Expenses to Average		to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets		Assets	Turnover Rate

0.60	%(b)	$25,430	0.71%	0.78	%(c)	1.13%	319.5%
4.76	(b)	25,535	0.79	0.87	(c)	1.34	162.0
(3.34	) (b)	25,256	0.77	0.97	(c)	1.04	131.7
4.84	(b)	31,642	0.89	1.07	(c)	1.47	144.0
3.56	(b)	30,271	0.87	1.01	(c)	2.00	84.6

2.26	(f)	1,154,916	0.23	0.26	(d)	1.55	319.5
5.25		922,012	0.26	0.26	(d)	1.88	162.0
(2.88)		1,462,194	0.26	0.26	(d)	1.54	131.7
5.50		1,553,862	0.26	0.26	(d)	2.06	144.0
4.30		965,143	0.27	0.27	(d)	2.60	84.6

0.25		1,436	1.11	1.15	(d)	0.73	319.5
4.38		1,290	1.14	1.14	(d)	1.00	162.0
(3.68)		1,513	1.14	1.14	(d)	0.68	131.7
4.57		2,253	1.14	1.14	(d)	1.20	144.0
3.31		1,538	1.14	1.14	(d)	1.73	84.6

0.32		3,334	0.98	1.02	(d)	0.85	319.5
4.55		4,006	1.01	1.01	(d)	1.13	162.0
(3.54)		3,985	1.01	1.01	(d)	0.81	131.7
4.67		4,794	1.01	1.01	(d)	1.33	144.0
3.50		3,469	1.01	1.01	(d)	1.86	84.6

0.47		14,851	0.80	0.84	(d)	1.04	319.5
4.81		13,786	0.83	0.83	(d)	1.31	162.0
(3.48)		11,485	0.83	0.83	(d)	0.98	131.7
4.87		10,082	0.83	0.83	(d)	1.50	144.0
3.74		5,716	0.83	0.83	(d)	2.04	84.6

0.79		24,500	0.61	0.65	(d)	1.25	319.5
4.87		7,649	0.64	0.64	(d)	1.50	162.0
(3.23)		7,137	0.64	0.64	(d)	1.17	131.7
5.16		6,175	0.64	0.64	(d)	1.74	144.0
3.90		5,894	0.64	0.64	(d)	2.23	84.6

0.87	(e)	28,385	0.49	0.53	(d)	1.34	319.5
5.05		56,079	0.52	0.52	(d)	1.62	162.0
(3.16)		25,057	0.52	0.52	(d)	1.29	131.7
5.25		21,032	0.52	0.52	(d)	1.80	144.0
4.05		11,004	0.52	0.52	(d)	2.35	84.6

(a) Calculated based on average shares outstanding during the period. (b) Total return is calculated without the contingent deferred sales charge. (c) Excludes expense reimbursement from Manager and/or Distributor. (d) Excludes expense reimbursement from Manager.

(e) Total return is calculated using the traded net asset value which may differ from the reported net asset value.

(f) During 2014, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
CREDIT OPPORTUNITIES EXPLORER FUND
Institutional shares
2015	(b)	$10.00	$0.39	($0.65)	($0.26)	($0.37)	$–	($0.37)	$9.37
DIVERSIFIED REAL ASSET FUND
Institutional shares
2015		13.21	0.19	(1.89)	(1.70)	(0.13)	(0.13)	(0.26)	11.25
2014		11.81	0.22	1.45	1.67	(0.16)	(0.11)	(0.27)	13.21
2013		11.99	0.20	0.07	0.27	(0.15)	(0.30)	(0.45)	11.81
2012		11.87	0.14	0.30	0.44	(0.04)	(0.28)	(0.32)	11.99
2011		10.14	0.15	1.64	1.79	(0.04)	(0.02)	(0.06)	11.87
R-6 shares
2015	(f)	12.07	0.17	(0.99)	(0.82)	–	–	–	11.25
DYNAMIC HIGH YIELD EXPLORER FUND
Institutional shares
2015	(b)	10.00	0.43	(0.60)	(0.17)	(0.42)	–	(0.42)	9.41
GLOBAL MULTI-STRATEGY FUND
Institutional shares
2015		11.14	(0.03)	0.15	0.12	(0.10)	(0.17)	(0.27)	10.99
2014		10.54	–	0.71	0.71	(0.03)	(0.08)	(0.11)	11.14
2013		10.35	0.04	0.29	0.33	–	(0.14)	(0.14)	10.54
2012	(h)	10.00	(0.03)	0.38	0.35	–	–	–	10.35
GLOBAL OPPORTUNITIES FUND
Institutional shares
2015		13.28	0.18	(0.67)	(0.49)	(0.12)	(1.21)	(1.33)	11.46
2014		10.91	0.14	2.30	2.44	(0.07)	–	(0.07)	13.28
2013	(i)	10.00	0.10	0.81	0.91	–	–	–	10.91

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

Ratio of Expenses to
Average Net Assets
(Excluding
Dividends and
Interest Expense on
					Shorts and Short Sale			Ratio of Net
			Ratio of Expenses		Fees and Reverse	Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Repurchase	Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Agreement Expense)	Net Assets		Assets		Turnover Rate

(2.64	)%(c)	$9,368	0.70	%(d)	N/A	1.06%(d),(e)		4.12	%(d)	406.0	%(d)

(12.98)		3,141,543	0.87		N/A	–		1.53		66.4
14.35		2,485,224	0.86		N/A	–		1.74		67.3
2.31		1,438,209	0.87		N/A	0.87	(e)	1.65		78.7
3.93		974,865	0.87		N/A	0.87	(e)	1.23		107.3
17.74		553,852	0.87		N/A	0.87	(e)	1.31		59.7

(6.79	) (c)	810	0.88	(d)	N/A	25.58 (d)	,(e)	2.21	(d)	66.4	(d)

(1.72	) (c)	7,070	0.75	(d)	N/A	1.34 (d)	,(e)	4.58	(d)	94.0	(d)

1.16		2,678,876	2.07		1.63% (g)	2.07	(e)	(0.23)		142.5
6.84		1,524,051	2.17		1.63 (g)	2.17	(e)	0.00		166.4
3.23		932,801	2.26		1.65 (g)	2.28	(e)	0.34		135.6
3.50	(c)	475,314	2.35	(d)	1.65 (d),(g)	2.38 (d)	,(e)	(0.31	) (d)	196.0	(d)

(3.72)		1,255,650	0.84		N/A	0.84	(e)	1.43		138.7
22.41		1,403,422	0.84		N/A	0.84	(e)	1.14		128.4
9.10	(c)	1,104,538	0.90	(d)	N/A	0.90 (d)	,(e)	1.34	(d)	190.4	(d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from September 10, 2014, date operations commenced, through August 31, 2015.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager.
(f)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(g)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(h)	Period from October 24, 2011, date operations commenced, through August 31, 2012.
(i)	Period from December 28, 2012, date operations commenced, through August 31, 2013.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
INTERNATIONAL EQUITY INDEX FUND
Institutional shares
2015	$10.70	$0.25	($1.09)	($0.84)	($0.26)	($0.02)	($0.28)	$9.58
2014	10.91	0.31	1.34	1.65	(0.32)	(1.54)	(1.86)	10.70
2013	9.51	0.28	1.43	1.71	(0.31)	–	(0.31)	10.91
2012	9.80	0.31	(0.36)	(0.05)	(0.23)	(0.01)	(0.24)	9.51
2011	9.10	0.28	0.60	0.88	(0.17)	(0.01)	(0.18)	9.80
R-1 shares
2015	10.40	0.18	(1.08)	(0.90)	(0.20)	(0.02)	(0.22)	9.28
2014	10.69	0.21	1.30	1.51	(0.26)	(1.54)	(1.80)	10.40
2013	9.34	0.22	1.37	1.59	(0.24)	–	(0.24)	10.69
2012	9.66	0.26	(0.39)	(0.13)	(0.18)	(0.01)	(0.19)	9.34
2011	9.05	0.19	0.60	0.79	(0.17)	(0.01)	(0.18)	9.66
R-2 shares
2015	10.63	0.16	(1.07)	(0.91)	(0.18)	(0.02)	(0.20)	9.52
2014	10.89	0.25	1.31	1.56	(0.28)	(1.54)	(1.82)	10.63
2013	9.52	0.23	1.40	1.63	(0.26)	–	(0.26)	10.89
2012	9.70	0.28	(0.39)	(0.11)	(0.06)	(0.01)	(0.07)	9.52
2011	9.05	0.20	0.60	0.80	(0.14)	(0.01)	(0.15)	9.70
R-3 shares
2015	10.51	0.20	(1.08)	(0.88)	(0.21)	(0.02)	(0.23)	9.40
2014	10.77	0.25	1.31	1.56	(0.28)	(1.54)	(1.82)	10.51
2013	9.41	0.25	1.38	1.63	(0.27)	–	(0.27)	10.77
2012	9.71	0.28	(0.37)	(0.09)	(0.20)	(0.01)	(0.21)	9.41
2011	9.07	0.28	0.54	0.82	(0.17)	(0.01)	(0.18)	9.71
R-4 shares
2015	10.62	0.21	(1.09)	(0.88)	(0.22)	(0.02)	(0.24)	9.50
2014	10.85	0.27	1.33	1.60	(0.29)	(1.54)	(1.83)	10.62
2013	9.46	0.27	1.38	1.65	(0.26)	–	(0.26)	10.85
2012	9.76	0.27	(0.35)	(0.08)	(0.21)	(0.01)	(0.22)	9.46
2011	9.08	0.27	0.57	0.84	(0.15)	(0.01)	(0.16)	9.76
R-5 shares
2015	10.64	0.23	(1.10)	(0.87)	(0.23)	(0.02)	(0.25)	9.52
2014	10.86	0.28	1.34	1.62	(0.30)	(1.54)	(1.84)	10.64
2013	9.48	0.28	1.39	1.67	(0.29)	–	(0.29)	10.86
2012	9.77	0.31	(0.37)	(0.06)	(0.22)	(0.01)	(0.23)	9.48
2011	9.08	0.27	0.59	0.86	(0.16)	(0.01)	(0.17)	9.77

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.

					Ratio of Net
		Ratio of Expenses	Ratio of Gross		Investment Income
	Net Assets, End of	to Average Net	Expenses to Average		to Average Net	Portfolio
Total Return	Period (in thousands)	Assets	Net Assets		Assets	Turnover Rate

(7.90)%	$736,329	0.32%	0.32	%(b)	2.51%	35.6%
15.97	677,283	0.33	0.33	(b)	2.87	45.8
18.16	424,630	0.34	0.34	(b)	2.67	46.2
(0.27)	786,891	0.32	0.32	(b)	3.37	53.5
9.59	534,403	0.37	0.38	(b)	2.69	31.4

(8.68)	696	1.19	1.19	(b)	1.84	35.6
14.89	334	1.20	1.20	(b)	1.97	45.8
17.19	123	1.24	1.24	(b)	2.08	46.2
(1.20)	70	1.19	1.19	(b)	2.86	53.5
8.64	22	1.26	1.26	(b)	1.85	31.4

(8.58)	754	1.06	1.06	(b)	1.60	35.6
15.05	1,203	1.07	1.07	(b)	2.27	45.8
17.30	490	1.11	1.11	(b)	2.19	46.2
(1.11)	209	1.06	1.06	(b)	2.97	53.5
8.79	61	1.13	1.13	(b)	1.87	31.4

(8.45)	15,450	0.88	0.88	(b)	1.99	35.6
15.28	12,323	0.89	0.89	(b)	2.34	45.8
17.51	8,197	0.93	0.93	(b)	2.37	46.2
(0.81)	3,045	0.88	0.88	(b)	3.05	53.5
8.90	1,068	0.95	0.95	(b)	2.68	31.4

(8.32)	11,862	0.69	0.69	(b)	2.11	35.6
15.57	13,822	0.70	0.70	(b)	2.52	45.8
17.68	7,801	0.74	0.74	(b)	2.53	46.2
(0.60)	4,414	0.69	0.69	(b)	2.97	53.5
9.15	4,078	0.76	0.76	(b)	2.53	31.4

(8.18)	33,729	0.57	0.57	(b)	2.23	35.6
15.71	37,859	0.58	0.58	(b)	2.62	45.8
17.84	24,896	0.62	0.62	(b)	2.65	46.2
(0.48)	13,305	0.57	0.57	(b)	3.34	53.5
9.33	4,069	0.64	0.64	(b)	2.53	31.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
INTERNATIONAL SMALL COMPANY FUND
Institutional shares
2015	(b)	$9.07	$0.09	$0.45	$0.54	$–	$–	$9.61
OPPORTUNISTIC MUNICIPAL FUND
Institutional shares
2015	(f)	10.29	0.20	(0.09)	0.11	(0.20)	(0.20)	10.20
ORIGIN EMERGING MARKETS FUND
Institutional shares
2015	(g)	10.00	0.18	(1.76)	(1.58)	–	–	8.42
R-6 shares
2015	(g)	10.00	(0.02)	(1.56)	(1.58)	–	–	8.42

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

								Ratio of Net
			Ratio of Expenses		Ratio of Expenses to Average Net	Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Assets (Excluding Interest Expense	Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Fees)	Net Assets		Assets		Turnover Rate
5.95	%(c)	$3,374	1.20	%(d)	N/A	4.14%(d),(e)		1.39	%(d)	62.8	%(d)
1.04	(c)	10	0.71	(d)	0.65%	452.62 (d)	,(e)	4.14	(d)	54.9	(d)
(15.80	) (c)	816,035	1.25	(d)	N/A	1.31 (d)	,(e)	3.01	(d)	86.6	(d)
(15.80	) (c)	85	1.26	(d)	N/A	8.94 (d)	,(e)	(0.41	) (d)	86.6	(d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager.
(f)	Period from March 10, 2015, date operations commenced, through August 31, 2015.
(g)	Period from January 23, 2015, date operations commenced, through August 31, 2015.

See accompanying notes.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PREFERRED SECURITIES FUND
Class J shares
2015	$10.34	$0.48	($0.12)	$0.36	($0.51)	($0.18)	($0.69)	$10.01
2014	9.97	0.51	0.65	1.16	(0.52)	(0.27)	(0.79)	10.34
2013	10.17	0.51	(0.12)	0.39	(0.53)	(0.06)	(0.59)	9.97
2012	9.65	0.55	0.55	1.10	(0.55)	(0.03)	(0.58)	10.17
2011	9.70	0.55	0.01	0.56	(0.55)	(0.06)	(0.61)	9.65
Institutional shares
2015	10.51	0.53	(0.14)	0.39	(0.54)	(0.18)	(0.72)	10.18
2014	10.12	0.56	0.66	1.22	(0.56)	(0.27)	(0.83)	10.51
2013	10.31	0.57	(0.12)	0.45	(0.58)	(0.06)	(0.64)	10.12
2012	9.78	0.61	0.55	1.16	(0.60)	(0.03)	(0.63)	10.31
2011	9.82	0.62	0.01	0.63	(0.61)	(0.06)	(0.67)	9.78
R-1 shares
2015	10.46	0.44	(0.12)	0.32	(0.46)	(0.18)	(0.64)	10.14
2014	10.08	0.47	0.66	1.13	(0.48)	(0.27)	(0.75)	10.46
2013	10.28	0.48	(0.13)	0.35	(0.49)	(0.06)	(0.55)	10.08
2012	9.75	0.53	0.55	1.08	(0.52)	(0.03)	(0.55)	10.28
2011	9.79	0.53	0.02	0.55	(0.53)	(0.06)	(0.59)	9.75
R-2 shares
2015	10.42	0.45	(0.12)	0.33	(0.48)	(0.18)	(0.66)	10.09
2014	10.04	0.48	0.66	1.14	(0.49)	(0.27)	(0.76)	10.42
2013	10.24	0.49	(0.12)	0.37	(0.51)	(0.06)	(0.57)	10.04
2012	9.71	0.54	0.55	1.09	(0.53)	(0.03)	(0.56)	10.24
2011	9.75	0.54	0.02	0.56	(0.54)	(0.06)	(0.60)	9.71
R-3 shares
2015	10.45	0.47	(0.13)	0.34	(0.49)	(0.18)	(0.67)	10.12
2014	10.07	0.51	0.65	1.16	(0.51)	(0.27)	(0.78)	10.45
2013	10.26	0.51	(0.11)	0.40	(0.53)	(0.06)	(0.59)	10.07
2012	9.73	0.56	0.55	1.11	(0.55)	(0.03)	(0.58)	10.26
2011	9.78	0.56	0.01	0.57	(0.56)	(0.06)	(0.62)	9.73
R-4 shares
2015	10.44	0.50	(0.15)	0.35	(0.51)	(0.18)	(0.69)	10.10
2014	10.06	0.53	0.65	1.18	(0.53)	(0.27)	(0.80)	10.44
2013	10.25	0.53	(0.11)	0.42	(0.55)	(0.06)	(0.61)	10.06
2012	9.72	0.58	0.55	1.13	(0.57)	(0.03)	(0.60)	10.25
2011	9.77	0.59	–	0.59	(0.58)	(0.06)	(0.64)	9.72
R-5 shares
2015	10.47	0.50	(0.12)	0.38	(0.52)	(0.18)	(0.70)	10.15
2014	10.09	0.53	0.66	1.19	(0.54)	(0.27)	(0.81)	10.47
2013	10.28	0.55	(0.12)	0.43	(0.56)	(0.06)	(0.62)	10.09
2012	9.75	0.59	0.55	1.14	(0.58)	(0.03)	(0.61)	10.28
2011	9.79	0.60	0.01	0.61	(0.59)	(0.06)	(0.65)	9.75

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

						Ratio of Net
			Ratio of Expenses	Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net	Expenses to Average		to Average Net	Portfolio
Total Return		Period (in thousands)	Assets	Net Assets		Assets	Turnover Rate

3.59	%(b)	$43,477	1.14%	1.16	%(c)	4.72%	16.9%
12.24	(b)	39,563	1.20	1.28	(c)	5.02	20.1
3.74	(b)	33,590	1.27	1.47	(c)	4.91	31.5
11.96	(b)	30,976	1.28	1.46	(c)	5.74	22.9
5.80	(b)	28,544	1.33	1.46	(c)	5.57	16.8

3.91		1,923,458	0.76	–		5.12	16.9
12.76		2,033,946	0.75	–		5.48	20.1
4.32		1,884,821	0.75	0.75	(d)	5.42	31.5
12.49		1,754,687	0.75	0.75	(d)	6.25	22.9
6.43		1,519,392	0.76	0.76	(d)	6.16	16.8

3.16		1,332	1.58	–		4.27	16.9
11.78		1,751	1.59	–		4.66	20.1
3.38		1,761	1.58	–		4.58	31.5
11.60		1,686	1.59	–		5.44	22.9
5.56		1,328	1.60	–		5.28	16.8

3.25		1,556	1.45	–		4.43	16.9
11.98		845	1.46	–		4.75	20.1
3.51		1,009	1.45	–		4.70	31.5
11.80		1,065	1.46	–		5.55	22.9
5.72		731	1.47	–		5.39	16.8

3.40		3,758	1.27	–		4.60	16.9
12.13		4,074	1.28	–		4.98	20.1
3.81		4,107	1.27	–		4.91	31.5
11.96		4,161	1.28	–		5.73	22.9
5.80		3,704	1.29	–		5.59	16.8

3.52		1,543	1.08	–		4.87	16.9
12.35		1,221	1.09	–		5.22	20.1
4.01		1,436	1.08	–		5.11	31.5
12.17		709	1.09	–		5.98	22.9
5.99		923	1.10	–		5.85	16.8

3.72	(e)	3,665	0.96	–		4.90	16.9
12.45		3,350	0.97	–		5.24	20.1
4.12		4,963	0.96	–		5.27	31.5
12.28		2,402	0.97	–		6.00	22.9
6.23		1,528	0.98	–		5.93	16.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the contingent deferred sales charge.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Excludes expense reimbursement from Manager.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
REAL ESTATE ALLOCATION FUND
Institutional shares
2015	(b)	$10.00	$0.14	($0.42)	($0.28)	($0.07)	$–	($0.07)	$9.65
REAL ESTATE DEBT INCOME FUND
Institutional shares
2015	(b)	10.00	0.24	(0.25)	(0.01)	(0.23)	–	(0.23)	9.76
SMALL-MIDCAP DIVIDEND INCOME FUND
Institutional shares
2015		14.40	0.42	(1.38)	(0.96)	(0.34)	(0.31)	(0.65)	12.79
2014		12.29	0.43	2.25	2.68	(0.31)	(0.26)	(0.57)	14.40
2013		10.49	0.41	1.78	2.19	(0.36)	(0.03)	(0.39)	12.29
2012		9.30	0.40	1.21	1.61	(0.42)	–	(0.42)	10.49
2011	(g)	10.00	0.09	(0.79)	(0.70)	–	–	–	9.30

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

							Ratio of Net
			Ratio of Expenses		Ratio of Gross		Investment Income
		Net Assets, End of	to Average Net		Expenses to Average		to Average Net		Portfolio
Total Return		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

(2.80)%	(c)	$10	0.15	%(d)	338.94%(d),(e)		2.16%	(d)	33.5%	(d)

(0.22) (c),(f)		22,371	0.70	(d)	0.84 (d)	,(e)	3.59	(d)	42.2	(d)

(6.89)		849,929	0.86		0.88	(e)	3.00		29.3
22.19		554,543	0.80		–		3.14		18.2
21.32		353,059	0.82		–		3.54		18.5
17.87		280,303	0.84		–		4.06		19.1
(7.00	) (c)	212,818	0.86	(d)	–		3.79	(d)	43.5	(d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager.
(f)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(g)	Period from June 6, 2011, date operations commenced, through August 31, 2011.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Blue Chip Fund, Bond Market Index Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Global Opportunities Fund, International Equity Index Fund, International Small Company Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund, and Small-MidCap Dividend Income Fund, (15 of the portfolios constituting the Principal Funds, Inc. (collectively the “Funds”)) as of August 31, 2015, and the related statements of operations, the statement of cash flows for Opportunistic Municipal Fund, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Principal Funds, Inc. at August 31, 2015, and the results of their operations, the cash flows of Opportunistic Municipal Fund, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 16, 2015

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
August 31, 2015 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees (for certain share classes); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Real Estate Allocation Fund, the fund will indirectly bear its pro rata share of expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 to August 31, 2015), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. R-1, R-2, R-3, R-4, and R-5 classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period			Ending	During Period
	Account	Account	March 1, 2015		Beginning	Account Value	March 1, 2015		Annualized
	Value	Value August	to August 31,		Account Value	August 31,	to August 31,		Expense
	March 1, 2015	31, 2015	2015	(a)	March 1, 2015	2015	2015	(a)	Ratio
Blue Chip Fund
Institutional	$1,000.00	$978.71	$3.54		$1,000.00	$1,021.63	$3.62		0.71%

Bond Market Index Fund
Class J	1,000.00	989.94	3.16		1,000.00	1,022.03	3.21		0.63
Institutional	1,000.00	991.90	1.15		1,000.00	1,024.05	1.17		0.23
R-1	1,000.00	988.11	5.56		1,000.00	1,019.61	5.65		1.11
R-2	1,000.00	988.11	4.91		1,000.00	1,020.27	4.99		0.98
R-3	1,000.00	989.00	4.01		1,000.00	1,021.17	4.08		0.80
R-4	1,000.00	990.86	3.06		1,000.00	1,022.13	3.11		0.61
R-5	1,000.00	990.88	2.46		1,000.00	1,022.74	2.50		0.49

Credit Opportunities Explorer Fund
Institutional	1,000.00	974.80	3.48		1,000.00	1,021.68	3.57		0.70

Diversified Real Asset Fund
Institutional	1,000.00	919.87	4.31		1,000.00	1,020.72	4.53		0.89
R-6	1,000.00	919.87	4.26		1,000.00	1,020.77	4.48		0.88

Dynamic High Yield Explorer Fund
Institutional	1,000.00	985.07	3.75		1,000.00	1,021.42	3.82		0.75

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
August 31, 2015 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period			Ending	During Period
	Account	Account	March 1, 2015		Beginning	Account Value March 1, 2015			Annualized
	Value	Value August	to August 31,		Account Value	August 31,	to August 31,		Expense
	March 1, 2015	31, 2015	2015	(a)	March 1, 2015	2015	2015	(a)	Ratio
Global Multi-Strategy Fund
Institutional	$1,000.00	$982.13	$10.19		$1,000.00	$1,014.92	$10.36		2.04%

Global Multi-Strategy Fund (Excluding Dividends and
Interest Expense on Shorts and Short Sale Fees and
Reverse Repurchase Agreement Expense)
Institutional	1,000.00	982.10	8.09		1,000.00	1,016.94	8.27		1.62

Global Opportunities Fund
Institutional	1,000.00	947.89	4.17		1,000.00	1,020.92	4.33		0.85

International Equity Index Fund
Institutional	1,000.00	936.46	1.56		1,000.00	1,023.59	1.63		0.32
R-1	1,000.00	931.73	5.79		1,000.00	1,019.21	6.06		1.19
R-2	1,000.00	932.42	5.16		1,000.00	1,019.86	5.40		1.06
R-3	1,000.00	933.47	4.29		1,000.00	1,020.77	4.48		0.88
R-4	1,000.00	934.12	3.36		1,000.00	1,021.73	3.52		0.69
R-5	1,000.00	935.17	2.78		1,000.00	1,022.33	2.91		0.57

International Small Company Fund
Institutional	1,000.00	989.70	6.02		1,000.00	1,019.16	6.11		1.20

Opportunistic Municipal Fund
Institutional	1,000.00	1,010.44	3.11	(b)	1,000.00	1,021.93	3.31		0.65

Opportunistic Municipal Fund (Excluding
Interest Expense and Fees)
Institutional	1,000.00	1,010.40	2.89	(b)	1,000.00	1,022.14	3.06		0.60

Origin Emerging Markets Fund
Institutional	1,000.00	860.06	5.86		1,000.00	1,018.90	6.36		1.25
R-6	1,000.00	860.06	5.91		1,000.00	1,018.85	6.41		1.26

Preferred Securities Fund
Class J	1,000.00	1,005.19	5.66		1,000.00	1,019.56	5.70		1.12
Institutional	1,000.00	1,006.81	3.89		1,000.00	1,021.32	3.92		0.77
R-1	1,000.00	1,002.75	7.98		1,000.00	1,017.24	8.03		1.58
R-2	1,000.00	1,003.46	7.32		1,000.00	1,017.90	7.38		1.45
R-3	1,000.00	1,004.30	6.42		1,000.00	1,018.80	6.46		1.27
R-4	1,000.00	1,005.31	5.46		1,000.00	1,019.76	5.50		1.08
R-5	1,000.00	1,005.86	4.85		1,000.00	1,020.37	4.89		0.96

Real Estate Allocation Fund
Institutional	1,000.00	950.17	0.74		1,000.00	1,024.45	0.77		0.15

Real Estate Debt Income Fund
Institutional	1,000.00	996.42	3.52		1,000.00	1,021.68	3.57		0.70

Small-MidCap Dividend Income Fund
Institutional	1,000.00	912.50	4.19		1,000.00	1,020.82	4.43		0.87

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (March 10, 2015 to August 31, 2015), multiplied by 174/365 (to reflect the period since inception).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	116	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	116	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos	116	Hardin Construction
Director since 2008	Company. Formerly, CEO, The		Company
Member, Audit Committee	Weitz Company
Member, 15(c) Committee
1954

Mark A. Grimmett	Executive Vice President and	116	None
Director since 2004	CFO, Merle Norman Cosmetics,
Member, Nominating and Governance	Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	116	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	116	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

William C. Kimball	Partner, Kimball – Porter	116	Casey’s General Stores,
Director since 1999	Investments L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Karen (“Karrie”) McMillan	Managing Director, Patomak	116	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Daniel Pavelich	Retired.	116	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	116	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
President, Chief Executive Officer	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/ Chief
Operating Officer, the Manager
(2008-2015)
Director, Princor
President, Princor (2005-2015)
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge Asset Management,	116	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chairman	Director, Finisterre Capital LLP since
Member, Executive Committee	2011
1959	Director, Origin Asset Management
LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) since 2010
Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager since 2011
President, the Manager (2008-2015)
Chairman, Princor since 2011
Chief Executive Officer, Princor
(2009-2015)
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”)
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1955

Tracy Bollin	Chief Financial Officer, PFA since 2010
Chief Financial Officer	Assistant Controller, PFD (2007-2010)
711 High Street, Des Moines, IA 50392	Chief Financial Officer, PFD since 2010
1970	Chief Financial Officer, the Manager since 2010
Financial Controller, the Manager (2008-2010)
Assistant Controller, Princor (2009-2010)
Chief Financial Officer, Princor since 2010
Assistant Controller, PSS (2007-2010)
Chief Financial Officer, PSS since 2010

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Vice President/Compliance, PLIC
711 High Street, Des Moines, IA 50392	Senior Vice President, the Manager
1960	Senior Vice President, Princor
Senior Vice President, PSS

Teresa M. Button	Vice President/Treasurer, Edge since 2011
Treasurer	Vice President/Treasurer, PFA since 2011
711 High Street, Des Moines, IA 50392	Vice President/Treasurer, PFD since 2011
1963	Vice President/Treasurer, PGI since 2011
Vice President/Treasurer, PLIC since 2011
Vice President/Treasurer, the Manager since 2011
Vice President/Treasurer, Post since 2011
Vice President/Treasurer, Principal-REI since 2011
Vice President/Treasurer, Princor since 2011
Vice President/Treasurer, PSS since 2011
Treasurer, Spectrum since 2011

Ernie H. Gillum	Vice President/Chief Compliance Officer, the Manager
Vice President, Assistant Secretary	Vice President/Chief Compliance Officer, PSS
711 High Street, Des Moines, IA 50392
1955

Carolyn F. Kolks	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, PFD (2009-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2009-2013, 2014 - present)
1973	Counsel, Princor (2009-2013)
Counsel, PSS (2009-2013)

Layne A. Rasmussen	Vice President/Controller – Principal Funds, the Manager
Vice President and Controller
711 High Street, Des Moines, IA 50392
1958

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
711 High Street, Des Moines, IA 50392	Management, Inc. (“TAM”) (2010-2012)
1958	Assistant General Counsel, Transamerica Asset Management Group (2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel	Prior thereto, Attorney in Private Practice
711 High Street, Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2007-2013, 2014 - present)
1972	Counsel, Princor (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
711 High Street, Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC
Assistant Vice President/Treasury, the Manager
Assistant Vice President/Treasury, Princor since 2013
Director – Treasury, Princor (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS

Beth Wilson	Vice President, the Manager (2007-2013)
Vice President and Secretary	Vice President, Princor (2007-2009)
711 High Street, Des Moines, IA 50392
1956

Clint Woods	Associate General Counsel, AEGON USA Investment Management, LLC (2003-
Counsel	2012)
711 High Street, Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, Governance Officer,
1961	PLIC since 2013

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated December 31, 2014, and the Statement of Additional Information dated December 31, 2014. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of May 31 and November 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. approved (1) a Sub-advisory agreement with Macquarie Capital Investment Management LLC related to the Diversified Real Asset Fund; (2) a Sub-advisory Agreement with Fischer Francis Trees & Watts, Inc. related to the Diversified Real Asset Fund; (3) a Sub-advisory Agreement with KLS Diversified Asset Management LP related to the Diversified Real Asset Fund; and (4) an amended Sub-advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. related to the Global Multi-Strategy Fund.

Macquarie Capital Investment Management Sub-Advisory Agreement

On March 10, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and Macquarie Capital Investment Management LLC (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (August 31, 2009) performance returns as of December 31, 2014 of the Sub-adviser in a representative account with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to the performance returns of the current sub-adviser to the publicly-listed infrastructure investment sleeve of the Fund (which will remain a sub-adviser to a portion of such sleeve) in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and a relevant benchmark index, and the annual performance of the Sub-adviser in the same representative account for each of the last five calendar years, as compared to the other sub-adviser’s performance in the same composite and the relevant benchmark index. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s representative account and the other sub-adviser’s composite in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser may use soft dollars and that the Sub-adviser’s policy is to use soft dollars within the Section 28(e) safe harbor. The Board concluded that taking into account these potential benefits, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

Fischer Francis Trees & Watts Sub-Advisory Agreement

On June 9, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and Fischer Francis Trees & Watts, Inc. (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (September 30, 2006) performance returns as of March 31, 2015 of the Sub-adviser in a composite with an investment strategy similar to the proposed strategy for the new currency investment sleeve of the Fund (gross and net of proposed fees), as compared to a relevant benchmark index, and the annual performance of the Sub-adviser in the same composite for each of the last five calendar years (gross and net of proposed fees), as compared to the relevant benchmark index. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s composite (net of proposed fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

KLS Diversified Asset Management Sub-Advisory Agreement

On June 9, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and KLS Diversified Asset Management LP (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (August 1, 2008) performance returns as of March 31, 2015 of the Sub-adviser in a representative account with an investment strategy similar to the proposed strategy for the new market neutral investment sleeve of the Fund (gross and net of proposed fees), as compared to two relevant benchmark indices, and the annual performance of the Sub-adviser in the same representative account for each of the last five calendar years (gross and net of proposed fees), as compared to the two relevant benchmark indices. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s representative account (net of proposed fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

Los Angeles Capital Management Amended Sub-Advisory Agreement

On June 9, 2015, the Board, on behalf of the Global Multi-Strategy Fund (the “Fund”), considered for approval an amended sub-advisory agreement (the “Subadvisory Agreement”) between Principal Management Corporation (the “Manager”) and Los Angeles Capital Management and Equity Research, Inc. (the “Sub-adviser”) in connection with a proposal to reduce the Sub-adviser’s fee.

The Board considered the Manager’s representation that the sub-advisory fee reduction would not impact the quality or quantity of the services the Sub-adviser provides to the Fund and that the Sub-adviser’s obligations under the Sub-advisory Agreement will remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Sub-advisory Agreement other than to the fee schedule.

The Board considered that they had last approved the Sub-advisory Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2014 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Sub-adviser under the Sub-advisory Agreement and had concluded, based on the information provided, that the terms of the Sub-advisory Agreement were reasonable and that approval of the Sub-advisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
August 31, 2015 (unaudited)

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended August 31, 2015.

Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentages of ordinary income distributions (dividend income and short-term gains, if any) for the year ended August 31, 2015, that qualify for the dividend received deduction are as follows:

Deductible
Percentage
Blue Chip Fund	42%
Credit Opportunities Explorer Fund	1%
Diversified Real Asset Fund	20%
Global Multi-Strategy Fund	38%
Global Opportunities Fund	13%
Preferred Securities Fund	22%
Small-MidCap Dividend Income Fund	65%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of ordinary income distributions for the fiscal year ended August 31, 2015, taxed at a maximum rate of 15% are as follows:

Percentage
Blue Chip Fund	52%
Credit Opportunities Explorer Fund	2%
Diversified Real Asset Fund	43%
Global Multi-Strategy Fund	58%
Global Opportunities Fund	27%
International Equity Index Fund	83%
International Small Company Fund	72%
Origin Emerging Markets Fund	51%
Preferred Securities Fund	35%
Real Estate Allocation Fund	5%
Small-MidCap Dividend Income Fund	74%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended August 31, 2015, are as follows:

Foreign Taxes
Per Share
Global Multi-Strategy Fund	$0.0029
International Equity Index Fund	$0.0241
International Small Company Fund	$0.0158
Origin Emerging Markets Fund	$0.0200

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

Intentionally Left Blank

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT U ASSET ALLOCATION EXPERTISE U RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

For more information about these funds, including their full names, please see the Principal Funds, Inc. prospectus or visit principal.com.

Insurance products and plan administrative services are provided by Principal life Insurance Company.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, Member SIPC.

Principal Life and Principal Funds Distributor are members of the Principal Financial Group®, Des Moines, IA 50392.

FV690-05 | 08/2015 | t1509160cgs

  2015 Principal Financial Services, Inc.

CLASS A, C & P SHARES

Principal Funds: Equity & Fixed-Income Funds

Annual Report

August 31, 2015

Letter from the President	1
Economic & Financial Market Review	3
Blue Chip Fund	4
Credit Opportunities Explorer Fund	6
Diversified Real Asset Fund	8
Dynamic High Yield Explorer Fund	10
Global Multi-Strategy Fund	12
Global Opportunities Fund	14
International Small Company Fund	16
Opportunistic Municipal Fund	18
Origin Emerging Markets Fund	20
Preferred Securities Fund	22
Real Estate Allocation Fund	24
Real Estate Debt Income Fund	26
Small-MidCap Dividend Income Fund	28
Financial Statements	30
Notes to Financial Statements	54
Schedules of Investments	80
Financial Highlights (Includes performance information)	156
Report of Independent Registered Public Accounting Firm	166
Shareholder Expense Example	167
Supplemental Information	169

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Mike Beer
President, Principal Funds

Dear Shareholder,

The market drop at the end of August, and subsequent stabilization, marked the most volatile period in equity markets since 2011.1 On August 24, the Dow Jones Industrial Average entered correction territory, the Shanghai and Shenzhen composites plummeted nearly 20 percent over the next five days (in U.S. dollar terms), Brent crude oil dropped below lows observed during the financial crisis, the U.S. 10-year Treasury temporarily dipped under 2 percent, and volatility was at its highest level since September 2011.2

However, in the face of market volatility, the economic data at the end of August remained consistent. The U.S. economy continued to rebound at a steady pace, ongoing recovery in Europe was modest, the weakness in emerging markets and China continued, and the timing of interest rate hikes by the Federal Reserve was still in question.

After almost four correction-free years, the possibility of an extended period of volatility makes this a good time to assess current risk, evaluate opportunities, and review your portfolio’s asset allocation.

Because markets tend to fluctuate, we believe the most prudent approach for investing is to select a portfolio allocation that is broadly diversified both across and within asset classes.3 We encourage you to work closely with your financial professional to select and monitor those investments best suited to helping you work toward and realize your financial goals.

No matter what the market environment, our focus at Principal Funds has always been on consistent, long-term performance for our investors. Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road, or closer at hand. You can select individual funds, or you can choose from our suite of asset allocation funds.

At Principal Funds, we're honored to be a part of your investment strategy. And, we have investments to help reach your goals:

  Our global investment management provides you access to institutional-quality investments.
  Our asset allocation expertise provides an easier way to invest.
  Our recognized retirement leadership helps you plan for and enjoy your retirement, no matter what your stage in life.

On behalf of everyone at Principal Funds, I thank you for your business.

1The Wall Street Journal, August 24, 2015.

[2]	Factset.
[3]	Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

1

(This page intentionally left blank)

2

Economic & Financial Market Review

Despite market volatility, economic data continues to be consistent. At the end of August, equity prices plunged, oil prices were near an 11-year low, interest rates were whip-sawing, the drop in China’s currency was the lowest in 20 years, and other emerging market currencies continued to plunge further.1 However, previously reported weakness and confusion in China and emerging markets, sturdy growth in the United States, ongoing modest recovery in Europe, and worry and hesitation among central bankers remained unchanged.

China and the emerging markets continue to suffer. After more than a decade of economic growth, soaring profits, surging demand, and high commodity prices, companies that took on excess debt are suffering from sensational profit losses as the result of decreased pricing power and fast-rising wages.

Although a widespread crisis in emerging markets has been forestalled due to progress in developed countries—room for easier monetary policy and large foreign exchange reserves in emerging markets, and softer rhetoric by G-4 central bankers—business surveys are weak, losses are mounting, and tighter credit has been a drag on growth. Saudi Arabia is expected to have a huge fiscal deficit and is already cutting expenditures. Russia and Brazil are suffering severe recessions.

August data showed the U.S. economy continues to rebound from the effects of rotten weather, West Coast dock strikes, and a stronger dollar. The revision to second-quarter U.S. gross domestic product (GDP) was raised to a surging 3.7 percent from a tepid 2.3 percent. Durable goods orders and shipments also bounced back in July with sizeable positive revisions to June.2 Job growth has been excellent, layoffs are at multi-decade lows, consumer confidence is building, auto sales are remarkable, and housing activity is robust. Total U.S. exports to all destinations amount to about 13 percent of GDP, lower than for Japan and Germany; however, exports to developing countries are small, about a third of that total, with China being less than 1 percent of GDP, minimizing the direct impact from emerging markets.3

Messages regarding when the Federal Open Market Committee (FOMC) will raise rates continues to be mixed. The Federal Reserve (Fed) officials have signaled for months they intended to raise rates this year, but the recent equity turmoil revived fears of a global recession, and a renewed plunge in commodity prices may have amplified the Fed’s timidity about raising rates. Other central bankers weighed in with suggestions for more easing—the European Central Bank (ECB) could increase its bond purchases, the Bank of Japan could follow suit, and China pledged to stabilize its exchange rate. All of this occurred after the Fed spent months preparing markets for its initial move.

[1]	Factset
[2]	U.S. Department of Commerce, Bureau of Economic Analysis.
[3]	Bureau of Labor Statistics, Bureau of Economic Analysis.

3

Blue Chip Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Valeant Pharmaceuticals, which has franchises in eye care, dermatology and branded generics, contributed as the market reacted favorably to the company's strong quarterly results and its announced acquisition of Salix Pharmaceuticals, a firm specializing in drugs for gastrointestinal issues. Allocation to Starbucks contributed over the last twelve months, reflecting improved sentiment from lower coffee prices, meaningful same-store sales gains, and confidence in its mobile app. Allocation to Walgreen stock contributed as a result of some of the benefits of the Alliance Boots acquisition becoming more noticeable to investors. Allocation to Discovery Communications, which owns an extensive library of non-fiction content, aired domestically and in over 210 countries, detracted due to an overall concern regarding the health of the domestic pay-tv advertising market, lower ratings and international investments. Allocation to Apache Corporation, an energy company involved in the exploration and production of oil and natural gas, detracted as a result of the fall in the price of Brent crude oil. Allocation to QUALCOMM, a leader in communications chip technology and a patent licensing business, detracted due to concerns about China, from which QUALCOMM derives nearly half its revenue, weighed on investor sentiment.

4

Value of a $10,000 Investment* June 14, 2012 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015
					Extended Performance
		1-Year	Since	Inception Date
			Inception		Inception Date
Class A Shares	Excluding Sales Charge	5.78%	15.62%	9/30/13	6/14/12
	Including Sales Charge	-0.06%	13.61%
Class C Shares	Excluding Sales Charge	5.04%	14.76%	9/30/13	6/14/12
	Including Sales Charge	4.04%	14.76%
Class P Shares	Excluding Sales Charge	6.25%	16.15%	9/30/13	6/14/12

Total Investment Expense as shown in the 12/31/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.95%	1.35%
Class C Shares	4.22%	2.10%
Class P Shares	3.24%	0.90%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: 2.13% (1-year); 14.93% (since inception)
Class C Shares: 6.33% (1-year); 16.21% (since inception)
Class P Shares****: 8.54% (1-year); 17.62% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 5/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

5

Credit Opportunities Explorer Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Positive security selection contributed to performance, driven by selection within below investment grade corporate bonds. Security selection in investment grade corporate bonds also offset negative sector allocation for this sector. The out-of-index allocation to commercial mortgage-backed securities (CMBS) contributed to sector allocation. The portfolio underperformed the Barclays Global Aggregate Corporate index driven by negative sector allocation and duration positioning. Negative sector allocation was led by allocation to below investment grade corporate bonds. Short duration positioning detracted from performance as interest rates have fallen since inception. The macro volatility hedges have also been a slight detractor since inception.

6

Value of a $10,000 Investment* September 10, 2014 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015
		Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	-3.03%	9/10/14
	Including Sales Charge	-6.67%

Total Investment Expense as shown in the 12/31/14 prospectus
	Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.62%	1.10%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -4.54% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 8/31/14 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

7

Diversified Real Asset Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisors:

     BlackRock Financial Management, Inc.; Brookfield Investment Management, Inc.; Credit Suisse Asset Management, LLC; Fischer Francis Trees & Watts, Inc.; Jennison Associates, LLC; Macquarie Capital Investment Management, LLC; Pictet Asset Management SA; Principal Real Estate Investors, LLC; Symphony Asset Management, LLC; Tortoise Capital Advisors, LLC.

What contributed to or detracted from Fund performance during the fiscal year?

An allocation to floating rate notes contributed the most to absolute returns and index relative performance. Security selection within the floating rate sleeve (sub-advised by Symphony Asset Management, LLC), notably a high quality bias with minimal energy exposure and an emphasis on the most liquid securities within the universe, contributed. Underweight to commodities (sub-advised Credit Suisse Asset Management, LLC), which was implemented through the use of commondity-linked note derivatives, boosted index relative returns as the asset class suffered amidst concerns on slowing demand, stemming in part from decelerating growth in China and excess supply in crude oil. Security selection within real estate investment trusts (REITs) (sub-advised by Principal Real Estate Investors, LLC) contributed, led by an overweight to office REITS based in the U.K. and overweights to and security selection within self-storage and apartments. An allocation to master limited partnerships (MLPs) (sub-advised by Tortoise Capital Advisors, LLC) detracted the most from index relative results as investors grappled with the low price of crude oil and its implications for the growth potential of MLPs. From an absolute return perspective, allocation to commodities detracted. Allocation to infrastructure equities (sub-advised by Brookfield Investment Management, Inc. and Macquarie Capital Investment Management, LLC) detracted. Security selection within the sleeves was a further hindrance due to a significant overweight to energy infrastructure, especially at the expense of exposure to the strong-performing electric transmission and distribution segment.

8

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015
						Extended
				Since	Inception	Performance
		1-Year	5-Year	Inception	Date	Inception Date
Class A Shares	Excluding Sales Charge	-13.33%	4.08%	3.98%	3/16/10	-
	Including Sales Charge	-16.56%	3.30%	3.26%
Class C Shares	Excluding Sales Charge	-13.98%	3.31%	3.23%	3/16/10	-
	Including Sales Charge	-14.83%	3.31%	3.23%
Class P Shares	Excluding Sales Charge	-13.08%	4.34%	4.25%	9/27/10	3/16/10

Total Investment Expense as shown in the 12/31/14 prospectus
		Gross Expense Ratio			Net Expense Ratio
Class A Shares		1.27%				1.25%
Class C Shares		2.04%				2.00%
Class P Shares		1.13%				1.02%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -11.51% (1-year); 5.42% (5-year); 4.52% (since inception)
Class C Shares: -9.70% (1-year); 5.45% (5-year); 4.51% (since inception)
Class P Shares****: -7.88% (1-year); 6.49% (5-year); 5.54% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 3/31/10 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

9

Dynamic High Yield Explorer Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Chaparral Energy Inc. bonds contributed as investor sentiment and oil prices improved and the company also received covenant relief on their revolver (balance carried month to month). Carustar Industries, Inc. contributed due to the acquisition of The Newark Group in February and attractive loan pricing, both which have supported performance of the outstanding securities over the period. Barclays Bank PLC contributed as it provided an attractive carry (borrowing currency with low interest rate and converting it to currency with higher interest rate) vs. the index and is supported by a strong fundamental position. Allocation to Drillships Financing Holding detracted due to volatile crude oil prices, growth concerns in China and equity market volatility. Allocation to Ocean Rig detracted due to longer term concerns over oil prices. Allocation to Newpage Corp. detracted due to weak industry fundamentals, soft financial performance, elevated leverage and tightening liquidity weighing on the Company's capital structure. Allocation to Seadrill Partners LLC detracted driven by concerns related to deep water drilling, excess capacity that still exists, concerns over China, and oil prices.

10

Value of a $10,000 Investment* September 10, 2014 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015
		Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	-2.00%	9/10/14
	Including Sales Charge	-5.68%

Total Investment Expense as shown in the 12/31/14 prospectus
	Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.70%	1.10%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -4.04% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 8/31/14 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

11

Global Multi-Strategy Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisors:

     AQR Capital Management, LLC; Cliffwater, LLC; CNH Partners, LLC; Finisterre Capital, LLP; Graham Capital Management, LP; Loomis, Sayles & Company, LP; Los Angeles Capital Management and Equity Research, Inc.; Wellington Management Company, LLP; York Registered Holdings, LP.

What contributed to or detracted from Fund performance during the fiscal year?

The global macro systematic sleeve (sub-advised by Graham Capital Management, LP) contributed the most to absolute returns. Long U.S. dollar positions contributed as well as long positions in long-term and intermediate global interest rates and equities. All of the aforementioned positions are achieved through the use of derivatives, including currency forward and interest rate and equity market futures. The equity long/short sleeves (sub-advised by Los Angeles Capital Management and Equity Research, Inc. and Wellington Management Company, LLP) boosted results. Exposure to Japan's absolute return was particularly beneficial, as was the U.S. equity strategy, due in part to favorable results within the consumer discretionary and health care sectors. Fundamental factor biases also contributed. A tilt toward higher quality stocks boosted the multi-strategy sleeve (sub-advised by AQR Capital Management, LLC). Solid gains in dedicated short bias, equity market neutral, and managed futures contributed. Allocation to event-driven equities detracted as a result of equity market volatility, muted credit opportunities, large merger and acquisition deal breaks, and the sell-off in energy-related equities and credits. Exposure to long/short emerging market debt was a further hindrance as this asset class struggled due to the downgrade in growth expectations for the emerging markets and investor concern about the willingness and ability of these developing nations to pay their debts.

12

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015

			Since	Inception Date	Extended Performance
		1-Year	Inception		Inception Date
Class A Shares	Excluding Sales Charge	0.93%	3.45%	10/24/11	-
	Including Sales Charge	-2.85%	2.42%
Class C Shares	Excluding Sales Charge	0.05%	2.71%	6/14/12	10/24/11
	Including Sales Charge	-0.94%	2.71%
Class P Shares	Excluding Sales Charge	1.15%	3.67%	10/24/11	-

Total Investment Expense as shown in the 12/31/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	2.57%	2.54%
Class C Shares	3.38%	3.29%
Class P Shares	2.30%	2.30%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -1.44% (1-year); 2.87% (since inception)
Class C Shares: 0.63% (1-year); 3.20% (since inception)
Class P Shares****: 2.72% (1-year); 4.18% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 10/31/11 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

13

Global Opportunities Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Kroger contributed as a result of same store sales growth outpacing expectations while gross margins have gradually improved, driven by cost control and a better fuel market. Allocation to Google Inc. contributed due to strong results highlighted by organic growth acceleration, paid clicks acceleration, cost per click acceleration, and operating margin expansion, among other things. Allocation to Cheung Kong and Hutchison contributed due to the announcement of a reorganization proposal for two new listed entities consisting of CKH Holding, which takes over all non-property related businesses, and CK Property, which combines the property businesses of Cheung Kong and Hutchison. Allocation to Denbury Resources detracted due to higher production costs than conventional production and slow production response to increased activity. Allocation to Statoil detracted as it has seen recent underperformance stemming from the significant downturn in oil prices as a result of weaker global growth, a strengthening dollar, and OPEC's recent decision to not cut supply production for now. Allocation to Zhen Ding Technology's detracted.

14

Value of a $10,000 Investment* December 28, 2012 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015

			Since	Inception Date	Extended Performance
		1-Year	Inception		Inception Date
Class A Shares	Excluding Sales Charge	-4.36%	9.07%	9/30/13	12/28/12
	Including Sales Charge	-9.63%	6.80%
Class C Shares	Excluding Sales Charge	-5.11%	8.27%	9/30/13	12/28/12
	Including Sales Charge	-5.96%	8.27%
Class P Shares	Excluding Sales Charge	-3.83%	9.61%	9/30/13	12/28/12

Total Investment Expense as shown in the 12/31/14 prospectus
		Gross Expense Ratio			Net Expense Ratio
Class A Shares		3.95%			1.50%
Class C Shares		4.62%			2.25%
Class P Shares		284.81%			1.03%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -4.43% (1-year); 9.32% (since inception)
Class C Shares: -0.52% (1-year); 10.99% (since inception)
Class P Shares****: 1.64% (1-year); 12.35% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 12/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

15

International Small Company Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Kaken Pharmaceutical, a Japanese specialty drug maker, contributed due to stronger than expected sales from its nail fungus drug in both U.S. and Japanese markets. Allocation to Concordia Healthcare, a Canadian pharmaceutical company, contributed due to strong performance after making a substantially accretive acquisition. Allocation to Leonteq, a Swiss financial services company, contributed as growth expectations rose after signing up a new distribution partner. Bankers Petroleum, a Canadian oil exploration and production company, detracted from performance due to the sharp decline in oil prices during the past year. RMP Energy, a Canadian oil exploration and production company, detracted from performance due to the sharp decline in oil prices and production that yielded more gas than oil. G8 Education, a childcare and education provider in Australia, detracted due to rising concerns over the integration of recent acquisitions and rising interest charges.

16

Value of a $10,000 Investment* June 11, 2014 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015

		1-Year	Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	-2.23%	-2.95%	6/11/14
	Including Sales Charge	-7.57%	-7.33%
Class P Shares	Excluding Sales Charge	-1.92%	-2.62%	6/11/14

Total Investment Expense as shown in the 12/31/14 prospectus
		Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.91%		1.60%
Class P Shares		1.55%		1.25%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -6.00% (1-year); -5.29% (since inception)
Class P Shares****: -0.18% (1-year); 0.31% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/14 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

17

Opportunistic Municipal Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to issuer default ratings in finance companies and projects contributed to performance. Tobacco credits, especially in California also contributed. Inverse floater (debt whose coupon rate has an inverse relationship to a benchmark rate) holdings were another contributor. Allocation to longer-dated healthcare holdings detracted from performance. Exposure to the Chicago Board of Education detracted. Alaska Housing credits also detracted from performance.

18

Value of a $10,000 Investment* June 14, 2012 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A, C, and P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015

			Since	Inception Date	Extended Performance
		1-Year	Inception		Inception Date
Class A Shares	Excluding Sales Charge	5.17%	4.90%	6/14/12	-
	Including Sales Charge	1.26%	3.66%
Class C Shares	Excluding Sales Charge	4.39%	4.13%	6/14/12	-
	Including Sales Charge	3.39%	4.13%
Class P Shares	Excluding Sales Charge	5.48%	4.98%	12/30/13	6/14/12

Total Investment Expense as shown in the 12/31/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.21%	1.01%
Class C Shares	2.08%	1.76%
Class P Shares	61.41%	0.81%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: 2.43% (1-year); 3.65% (since inception)
Class C Shares: 4.64% (1-year); 4.19% (since inception)
Class P Shares****: 6.84% (1-year); 5.03% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/12 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

19

Origin Emerging Markets Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Origin Asset Management, LLP

What contributed to or detracted from Fund performance during the fiscal year?

Focus on strong relative earnings revisions was the most significant contributor to relative performance given the very wide gap between winners and losers. Stock selection within the technology sector contributed. Allocation to Taiwanese hardware companies contributed, as did allocation to some Chinese internet related companies. Stock selection within the materials sector, despite the sector's relative weakness, also contributed. Relative value played little part in driving investor behavior which detracted. Underweight to the very expensive consumer staples sector detracted as investors have favored the sector based on relative safety without any regard to relative value. Stock selection within the consumer discretionary sector, specifically in the Brazilian private education services sector, detracted. Selection within the Chinese automotive sector also detracted.

20

Value of a $10,000 Investment* January 23, 2015 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A. Returns displayed are based on net total investment expense.
Average Annual Total Returns* as of August 31, 2015
		Since Inception	Inception Date
Class A Shares	Excluding Sales Charge	-14.50%	1/23/2015
	Including Sales Charge	-19.19%

Total Investment Expense as shown in the 12/31/14 prospectus
	Gross Expense Ratio		Net Expense Ratio
Class A Shares		1.99%	1.75%
Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -3.21% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.
*** Performance shown for the benchmark is calculated from 1/31/15 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

21

Preferred Securities Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Spectrum Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to the $25 par market contributed after rebounding significantly from extreme selling from the Taper Tantrum and benefitting from Treasury yield drops and extremely low rates of return in Europe. Security selection in the non-U.S, banking sector strongly contributed over the period. Allocation to credit products detracted due to market volatility introduced by Greece's negotiations to pay their creditors and avoid default concerns. Security selection in Bermuda was a slight detractor. Lack of allocation to countries that performed well in the index, such as Peru, detracted.

22

Value of a $10,000 Investment* August 31, 2005 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of August 31, 2015

						Extended
		1-Year	5-Year	10-Year	Inception	Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.67%	7.57%	5.98%	6/28/05	5/1/02
	Including Sales Charge	-0.21%	6.76%	5.57%
Class C Shares	Excluding Sales Charge	2.90%	6.79%	5.20%	1/16/07	5/1/02
	Including Sales Charge	1.93%	6.79%	5.20%
Class P Shares	Excluding Sales Charge	3.85%	7.81%	6.15%	9/27/10	5/1/02

Total Investment Expense as shown in the 12/31/14 prospectus
		Gross/Net Expense Ratio
Class A Shares		1.05%
Class C Shares		1.81%
Class P Shares		0.83%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -0.02% (1-year); 8.12% (5-year); 5.60% (10-year)
Class C Shares: 2.13% (1-year); 8.12% (5-year); 5.23% (10-year)
Class P Shares****: 4.06% (1-year); 9.19% (5-year); 6.18% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

23

Real Estate Allocation Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Within the Real Estate Debt Income Fund (sub-advised by Principal Real Estate Investors, LLC), overweight to loans originated in 2006 and 2007 contributed as loans of this vintage outperformed expectations. Strong stock selection and favorable allocation within the Global Real Estate Securities Fund (sub-advised by Principal Real Estate Investors, LLC) was the top contributor, led by selection in U.S., Japanese, European and U.K. stocks. Overweight to the U.K. and underweight to Canada and the U.S. healthcare and net lease property types contributed. An out-of-benchmark exposure to unsecured U.S. real estate investment trust bonds within the debt fund contributed as this exposure outperformed the fund's commercial mortgage-backed security-oriented benchmark. Overweight to global real estate stocks detracted due to market turbulence causing equity returns to be weak at a time when real estate debt returns displayed resilience to market pressures. An above average level of cash and short duration positions in the real estate debt fund immediately following the initial funding in January detracted. Weak security selection involving real estate stocks in Australia was a drag on benchmark relative returns.

24

Value of a $10,000 Investment* December 31, 2014 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015

		Since Inception	Inception Date

Class A Shares	Excluding Sales Charge	-3.10%	12/31/14
	Including Sales Charge	-8.41%

Total Investment Expense as shown in the 12/31/14 prospectus
	Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.55%		0.50%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -7.36% (Since Inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

25

Real Estate Debt Income Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Since inception, legacy credit outperformed the benchmark as the performance of 2006 and 2007 vintage loans have outperformed expectations driven by strong real estate fundamentals. Performance and diversification benefits of unsecured real estate investment trust debt exposure contributed. Out-of-benchmark exposure to interest only strips contributed to performance as commercial mortgage-backed securities investment only strips have delivered excess yield with similar duration relative to the benchmark. Being long cash and short duration after the initial funding in January, when interest rates rallied, was the key detractor relative to the benchmark. Overweight to longer duration/recent issue credit detracted as it has underperformed since market volatility increased in June and then again in August. The yield curve steepened marginally during the period, which negatively impacted performance as the portfolio is overweight to ten year and underweight five year cash flows.

26

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 12/30/15 for Class A; 12/30/2016 for Class P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of August 31, 2015

		Since Inception	Inception Date	Extended Performance
				Inception Date
Class A Shares	Excluding Sales Charge	-0.39%	12/31/14	-
	Including Sales Charge	-4.13%
Class P Shares	Excluding Sales Charge	-0.35%	6/15/15	12/31/14

Total Investment Expense as shown in the 12/31/14 prospectus for Class A; 06/15/15 for Class P
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.15%	1.00%
Class P Shares	0.89%	0.75%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -4.22% (Since Inception)
Class P Shares****: -0.50% (Since Inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

27

Small-MidCap Dividend Income Fund

Investment Advisor:
Principal Management Corporation

Sub-Advisor:
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Hasbro, Inc. in the consumer discretionary sector was a top contributor as its licensing business has become very profitable, driving growth much higher than analyst expectations. Allocation to J2 Global contributed within the information technology sector due to strong growth in the cloud services and digital-media business segments. Stock selection within the financial sector was strong, helped by AmTrust Financial Services, Inc. due to accretive acquisitions. Allocation to Copa Holdings, S.A., a Panama-based airline considered to be geographically well-positioned for air traffic, both from North to South America, and between midsized South American cities, detracted because of the slowdown in Brazil's economy. Overweight to the energy sector detracted as the sector trailed the market. Allocation to Pengrowth Energy Corp. was the largest detractor as management mentioned it may revisit its dividend policy. Allocation to Vermilion Energy was another significant detractor to relative performance from the energy sector.

28

Value of a $10,000 Investment* June 6, 2011 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P Shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of August 31, 2015

		1-Year	Since	Inception Date	Extended Performance
			Inception		Inception Date
Class A Shares	Excluding Sales Charge	-7.28%	9.78%	6/6/11	-
	Including Sales Charge	-12.35%	8.33%
Class C Shares	Excluding Sales Charge	-7.95%	8.87%	6/14/12	6/6/11
	Including Sales Charge	-8.83%	8.87%
Class P Shares	Excluding Sales Charge	-6.99%	10.36%	6/6/11	-

Total Investment Expense as shown in the 12/31/14 prospectus

Gross/Net Expense Ratio

Class A Shares	1.20%
Class C Shares	2.01%
Class P Shares	0.94%

Average annual total returns* including sales charge as of 6/30/15:
Class A Shares: -7.44% (1-year); 10.35% (since inception)
Class C Shares: -3.74% (1-year); 10.96% (since inception)
Class P Shares****: -1.76% (1-year); 12.48% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 5/31/11 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

29

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2015

			Credit
			Opportunities	Diversified Real
Amounts in thousands, except per share amounts	Blue Chip Fund		Explorer Fund	Asset Fund
Investment in securities--at cost	$1,214,617		$19,278	$3,859,976
Foreign currency--at cost	$–		$–	$12,167
Assets
Investment in securities--at value	$1,268,884		$18,487	$3,702,902
Foreign currency--at value	–		–	12,191
Cash	–		–	1,672
Deposits with counterparty	–		213	1,355
Receivables:
Dividends and interest	2,267		223	6,079
Expense reimbursement from Manager	13		8	67
Foreign currency contracts	–		–	4,950
Fund shares sold	459		–	11,372
Investment securities sold	–		–	39,125
OTC swap agreements--at value (premiums paid $0, $0 and $0)	–		13	–
Variation margin on financial derivative instruments	–		21	67
Prepaid registration fees	–		11	–
Total Assets	1,271,623		18,976	3,779,780
Liabilities
Accrued management and investment advisory fees	762		10	2,568
Accrued distribution fees	14		2	63
Accrued transfer agent fees	13		1	445
Accrued directors' expenses	3		–	5
Accrued professional fees	18		24	59
Accrued other expenses	108		3	184
Cash overdraft	–		10	–
Payables:
Dividends payable	–		70	–
Foreign currency contracts	–		–	3,129
Fund shares redeemed	922		–	3,267
Investment securities purchased	4,054		19	73,211
Options and swaptions contracts written (premiums received $0, $0 and $2,542)	–		–	2,366
OTC swap agreements--at value (premiums received $0, $0 and $0)	–		6	108
Unrealized loss on unfunded loan commitments	–		–	1
Variation margin on financial derivative instruments	–		4	62
Total Liabilities	5,894		149	85,468
Net Assets Applicable to Outstanding Shares	$1,265,729		$18,827	$3,694,312
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,192,886		$20,098	$3,923,346
Accumulated undistributed (overdistributed) net investment income (loss)	3,777		26	76,371
Accumulated undistributed (overdistributed) net realized gain (loss)	14,799		(514)	(149,609)
Net unrealized appreciation (depreciation) of investments	54,267		(783)	(157,562)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		–	1,766
Total Net Assets	$1,265,729		$18,827	$3,694,312
Capital Stock (par value: $.01 per share):
Shares authorized	650,000		200,000	1,425,000
Net Asset Value Per Share:
Class A: Net Assets	$20,629		$9,459	$109,677
Shares Issued and Outstanding	1,329		1,011	9,773
Net Asset Value per share	$15.52		$9.36	$11.22
Maximum Offering Price	$16.42		$9.72	$11.66
Class C: Net Assets	$11,985		N/A	$45,514
Shares Issued and Outstanding	782			4,144
Net Asset Value per share	$15.33	(a)		$10.98 (a)
Class P: Net Assets	$6,905		N/A	$396,768
Shares Issued and Outstanding	442			35,393
Net Asset Value per share	$15.62			$11.21
Institutional: Net Assets	$1,226,210		$9,368	$3,141,543
Shares Issued and Outstanding	78,450		1,000	279,263
Net Asset Value per share	$15.63		$9.37	$11.25
R-6: Net Assets	N/A		N/A	$810
Shares Issued and Outstanding				72
Net Asset Value per share				$11.25

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

30

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2015
	Dynamic High Yield	Global Multi-		Global
Amounts in thousands, except per share amounts	Explorer Fund	Strategy Fund		Opportunities Fund
Investment in securities--at cost	$15,545	$3,280,410		$1,236,460
Foreign currency--at cost	$–	$17,961		$12,152
Assets
Investment in securities--at value	$14,933	$3,252,171		$1,262,830
Foreign currency--at value	–	17,928		12,098
Cash	–	93,501		–
Deposits with counterparty	–	408,964		–
Receivables:
Dividends and interest	159	11,352		4,297
Expense reimbursement from Manager	18	6		11
Foreign currency contracts	–	36,133		–
Fund shares sold	3	7,082		74
Investment securities sold	346	50,690		11,634
OTC swap agreements--at value (premiums paid $0, $9,731 and $0)	–	27,640		–
Variation margin on financial derivative instruments	–	4,858		–
Prepaid expenses	9	–		–
Total Assets	15,468	3,910,325		1,290,944
Liabilities
Accrued management and investment advisory fees	8	4,289		930
Accrued distribution fees	2	90		2
Accrued transfer agent fees	1	267		6
Accrued directors' expenses	–	5		1
Accrued professional fees	32	142		24
Accrued other expenses	–	1,893		37
Payables:
Dividends payable	50	–		–
Foreign currency contracts	–	25,627		–
Fund shares redeemed	67	5,944		906
Investment securities purchased	486	51,573		26,981
Options and swaptions contracts written (premiums received $0, $8,097 and $0)	–	13,823		–
Reverse repurchase agreements	–	108,836		–
Short sales (proceeds received $0, $501,520 and $0)	–	485,792		–
OTC swap agreements--at value (premiums received $0, $463 and $0)	–	3,988		–
Unrealized loss on unfunded loan commitments	–	1		–
Variation margin on financial derivative instruments	–	2,378		–
Total Liabilities	646	704,648		28,887
Net Assets Applicable to Outstanding Shares	$14,822	$3,205,677		$1,262,057
Net Assets Consist of:
Capital shares and additional paid-in-capital	$15,744	$3,157,804		$1,209,918
Accumulated undistributed (overdistributed) net investment income (loss)	15	7,487		17,150
Accumulated undistributed (overdistributed) net realized gain (loss)	(325)	24,698		8,676
Net unrealized appreciation (depreciation) of investments	(612)	5,266		26,370
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	10,422		(57)
Total Net Assets	$14,822	$3,205,677		$1,262,057
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	1,450,000		650,000
Net Asset Value Per Share:
Class A: Net Assets	$7,752	$183,527		$4,054
Shares Issued and Outstanding	825	16,828		357
Net Asset Value per share	$9.39	$10.91		$11.36
Maximum Offering Price	$9.76	$11.34		$12.02
Class C: Net Assets	N/A	$60,317		$1,552
Shares Issued and Outstanding		5,622		138
Net Asset Value per share		$10.73	(a)	$11.25	(a)
Class P: Net Assets	N/A	$282,957		$801
Shares Issued and Outstanding		25,844		70
Net Asset Value per share		$10.95		$11.42
Institutional: Net Assets	$7,070	$2,678,876		$1,255,650
Shares Issued and Outstanding	751	243,733		109,557
Net Asset Value per share	$9.41	$10.99		$11.46

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

31

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2015
	International Small	Opportunistic		Origin Emerging
Amounts in thousands, except per share amounts	Company Fund	Municipal Fund		Markets Fund
Investment in securities--at cost	$13,062	$48,355		$905,929
Assets
Investment in securities--at value	$13,117	$49,401		$798,482
Cash	–	179		15,731
Deposits with counterparty	–	–		2,700
Receivables:
Dividends and interest	25	560		2,616
Expense reimbursement from Manager	24	14		140
Fund shares sold	4	2,136		49
Investment securities sold	137	–		13,108
Variation margin on financial derivative instruments	–	–		831
Total Assets	13,307	52,290		833,657
Liabilities
Accrued management and investment advisory fees	12	19		864
Accrued distribution fees	1	13		–
Accrued transfer agent fees	1	3		3
Accrued custodian fees	17	–		–
Accrued directors' expenses	–	–		5
Accrued professional fees	22	24		21
Accrued registration fees	12	–		–
Accrued other expenses	2	9		236
Cash overdraft	59	–		–
Payables:
Dividends payable	–	121		–
Fund shares redeemed	–	14		2,940
Interest expense and fees payable	–	4		–
Investment securities purchased	19	268		12,467
Variation margin on financial derivative instruments	–	–		791
Floating rate notes issued	–	3,065		–
Total Liabilities	145	3,540		17,327
Net Assets Applicable to Outstanding Shares	$13,162	$48,750		$816,330
Net Assets Consist of:
Capital shares and additional paid-in-capital	$13,697	$49,165		$988,067
Accumulated undistributed (overdistributed) net investment income (loss)	86	94		7,562
Accumulated undistributed (overdistributed) net realized gain (loss)	(676)	(1,555)		(68,851)
Net unrealized appreciation (depreciation) of investments	55	1,046		(110,411)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	–		(37)
Total Net Assets	$13,162	$48,750		$816,330
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	450,000		325,000
Net Asset Value Per Share:
Class A: Net Assets	$5,469	$22,568		$210
Shares Issued and Outstanding	570	2,212		25
Net Asset Value per share	$9.59	$10.20		$8.55
Maximum Offering Price	$10.15	$10.60		$9.05
Class C: Net Assets	N/A	$9,869		N/A
Shares Issued and Outstanding		968
Net Asset Value per share		$10.20	(a)
Class P: Net Assets	$4,319	$16,303		N/A
Shares Issued and Outstanding	448	1,596
Net Asset Value per share	$9.63	$10.21
Institutional: Net Assets	$3,374	$10		$816,035
Shares Issued and Outstanding	351	1		96,926
Net Asset Value per share	$9.61	$10.20		$8.42
R-6: Net Assets	N/A	N/A		$85
Shares Issued and Outstanding				10
Net Asset Value per share				$8.42

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

32

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
August 31, 2015
	Preferred		Real Estate	Real Estate Debt
Amounts in thousands, except per share amounts and Real Estate Allocation Fund	Securities Fund		Allocation Fund	Income Fund
Investment in securities--at cost	$4,425,804		$–	$45,340
Investment in affiliated Funds--at cost	$–		$339,513	$–
Investments in affiliated securities--at cost	$85,034		$–	$–
Assets
Investment in securities--at value	$4,692,497		$–	$44,408
Investment in affiliated Funds--at value	–		321,089	–
Investment in affiliated securities--at value	87,345		–	–
Cash	4,796		–	–
Receivables:
Dividends and interest	51,094		561	363
Expense reimbursement from Manager	–		15,460	13
Expense reimbursement from Distributor	2		–	–
Fund shares sold	30,753		5	2
Investment securities sold	5,917		–	–
Total Assets	4,872,404		337,115	44,786
Liabilities
Accrued management and investment advisory fees	2,852		–	21
Accrued administrative service fees	1		–	–
Accrued distribution fees	823		67	5
Accrued service fees	2		–	–
Accrued transfer agent fees	827		1,795	1
Accrued directors' expenses	3		78	1
Accrued professional fees	28		13,707	24
Accrued other expenses	160		518	6
Payables:
Dividends payable	18,017		–	170
Fund shares redeemed	11,140		–	–
Investment securities purchased	8,821		566	–
Options and swaptions contracts written (premiums received $12,743, $0 and $0)	11,865		–	–
Total Liabilities	54,539		16,731	228
Net Assets Applicable to Outstanding Shares	$4,817,865		$320,384	$44,558
Net Assets Consist of:
Capital shares and additional paid-in-capital	$4,506,480		$337,367	$45,492
Accumulated undistributed (overdistributed) net investment income (loss)	4,902		1,453	(1)
Accumulated undistributed (overdistributed) net realized gain (loss)	36,601		(12)	(1)
Net unrealized appreciation (depreciation) of investments	269,882		(18,424)	(932)
Total Net Assets	$4,817,865		$320,384	$44,558
Capital Stock (par value: $.01 per share):
Shares authorized	2,200,000		200,000,000	300,000
Net Asset Value Per Share:
Class A: Net Assets	$712,591		$310,667	$22,075
Shares Issued and Outstanding	69,580		32,291	2,263
Net Asset Value per share	$10.24		$9.62	$9.75
Maximum Offering Price	$10.64		$10.18	$10.13
Class C: Net Assets	$772,501		N/A	N/A
Shares Issued and Outstanding	75,515
Net Asset Value per share	$10.23	(a)
Class J: Net Assets	$43,477		N/A	N/A
Shares Issued and Outstanding	4,344
Net Asset Value per share	$10.01	(a)
Class P: Net Assets	$1,353,984		N/A	$112
Shares Issued and Outstanding	133,117			12
Net Asset Value per share	$10.17			$9.76
Institutional: Net Assets	$1,923,458		$9,717	$22,371
Shares Issued and Outstanding	188,925		1,007	2,293
Net Asset Value per share	$10.18		$9.65	$9.76
R-1: Net Assets	$1,332		N/A	N/A
Shares Issued and Outstanding	131
Net Asset Value per share	$10.14
R-2: Net Assets	$1,556		N/A	N/A
Shares Issued and Outstanding	154
Net Asset Value per share	$10.09
R-3: Net Assets	$3,758		N/A	N/A
Shares Issued and Outstanding	371
Net Asset Value per share	$10.12
R-4: Net Assets	$1,543		N/A	N/A
Shares Issued and Outstanding	153
Net Asset Value per share	$10.10
R-5: Net Assets	$3,665		N/A	N/A
Shares Issued and Outstanding	361
Net Asset Value per share	$10.15

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

33

STATEMENT OF ASSETS AND LIABILITIES PRINCIPAL FUNDS,INC.
August 31, 2015
	Small-MidCap
	Dividend Income
Amounts in thousands, except per share amounts	Fund
Investment in securities--at cost	$1,841,495
Assets
Investment in securities--at value	$1,778,375	(a)
Receivables:
Dividends and interest	3,881
Expense reimbursement from Manager	69
Fund shares sold	4,165
Investment securities sold	11,608
Total Assets	1,798,098
Liabilities
Accrued management and investment advisory fees	1,176
Accrued distribution fees	155
Accrued transfer agent fees	360
Accrued directors' expenses	3
Accrued professional fees	20
Accrued other expenses	165
Cash overdraft	1,089
Payables:
Fund shares redeemed	11,721
Investment securities purchased	7,200
Collateral obligation on securities loaned, at value	57,069
Total Liabilities	78,958
Net Assets Applicable to Outstanding Shares	$1,719,140
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,724,728
Accumulated undistributed (overdistributed) net investment income (loss)	25,863
Accumulated undistributed (overdistributed) net realized gain (loss)	31,667
Net unrealized appreciation (depreciation) of investments	(63,120)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	2
Total Net Assets	$1,719,140
Capital Stock (par value: $.01 per share):
Shares authorized	1,700,000
Net Asset Value Per Share:
Class A: Net Assets	$167,966
Shares Issued and Outstanding	13,193
Net Asset Value per share	$12.73
Maximum Offering Price	$13.47
Class C: Net Assets	$133,541
Shares Issued and Outstanding	10,560
Net Asset Value per share	$12.65	(b)
Class P: Net Assets	$567,704
Shares Issued and Outstanding	44,009
Net Asset Value per share	$12.90
Institutional: Net Assets	$849,929
Shares Issued and Outstanding	66,478
Net Asset Value per share	$12.79

(a)	Includes fair market value of securities loaned, see "Securities Lending" in Notes to Financial Statements.
(b)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

34

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

		Credit Opportunities	Diversified Real
Amounts in thousands	Blue Chip Fund	Explorer Fund(a)	Asset Fund(b)
Net Investment Income (Loss)
Income:
Dividends	$11,623	$8	$57,034
Withholding tax	(465)	–	(2,151)
Interest	1	912	29,343
Total Income	11,159	920	84,226
Expenses:
Management and investment advisory fees	5,824	114	28,500
Distribution fees - Class A	33	24	306
Distribution fees - Class C	66	N/A	529
Registration fees - Class A	20	25	21
Registration fees - Class C	16	N/A	16
Registration fees - Class P	16	N/A	33
Registration fees - Institutional	103	24	229
Registration fees - R-6	N/A	N/A	17
Shareholder reports - Class A	6	1	27
Shareholder reports - Class C	2	N/A	12
Shareholder reports - Class P	–	N/A	90
Shareholder reports - Institutional	–	1	39
Transfer agent fees - Class A	32	9	174
Transfer agent fees - Class C	23	N/A	86
Transfer agent fees - Class P	1	N/A	742
Transfer agent fees - Institutional	1	–	1,179
Custodian fees	3	3	215
Directors' expenses	17	3	62
Professional fees	27	28	113
Other expenses	5	2	38
Total Gross Expenses	6,195	234	32,428
Less: Reimbursement from Manager - Class A	6	27	2
Less: Reimbursement from Manager - Class C	15	N/A	20
Less: Reimbursement from Manager - Class P	13	N/A	174
Less: Reimbursement from Manager - Institutional	–	34	–
Less: Reimbursement from Manager - R-6	N/A	N/A	17
Total Net Expenses	6,161	173	32,215
Net Investment Income (Loss)	4,998	747	52,011

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	16,220	144	(133,254)
Foreign currency transactions	–	(2)	7,671
Futures contracts	–	(571)	(1,577)
Options and swaptions	–	–	1,351
Swap agreements	–	(92)	(618)
Change in unrealized appreciation/depreciation of:
Investments	1,171	(791)	(411,567)
Futures contracts	–	1	(74)
Options and swaptions	–	–	108
Swap agreements	–	7	(91)
Translation of assets and liabilities in foreign currencies	–	–	937
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	17,391	(1,304)	(537,114)
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,389	$(557)	$(485,103)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.
(b)	R-6 shares commenced operations on December 31, 2014.

See accompanying notes.

35

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

	Dynamic High Yield	Global Multi-	Global
Amounts in thousands	Explorer Fund(a)	Strategy Fund	Opportunities Fund
Net Investment Income (Loss)
Income:
Dividends	$9	$20,960	$33,333
Withholding tax	–	(964)	(2,779)
Interest	766	28,930	11
Total Income	775	48,926	30,565
Expenses:
Management and investment advisory fees	94	41,805	11,199
Distribution fees - Class A	19	345	8
Distribution fees - Class C	N/A	499	18
Registration fees - Class A	24	40	16
Registration fees - Class C	N/A	20	15
Registration fees - Class P	N/A	77	16
Registration fees - Institutional	24	165	21
Shareholder reports - Class A	1	19	1
Shareholder reports - Class C	N/A	10	1
Shareholder reports - Class P	N/A	29	–
Shareholder reports - Institutional	1	63	–
Transfer agent fees - Class A	9	94	15
Transfer agent fees - Class C	N/A	56	13
Transfer agent fees - Class P	N/A	181	–
Transfer agent fees - Institutional	–	583	3
Custodian fees	1	364	69
Directors' expenses	3	47	25
Dividends and interest on securities sold short	–	11,469	–
Professional fees	40	204	41
Other expenses	5	20	7
Reverse repurchase agreement interest expense	–	210	–
Total Gross Expenses	221	56,300	11,468
Less: Reimbursement from Manager - Class A	43	–	20
Less: Reimbursement from Manager - Class C	N/A	7	23
Less: Reimbursement from Manager - Class P	N/A	–	15
Less: Reimbursement from Manager - Institutional	42	–	–
Total Net Expenses	136	56,293	11,410
Net Investment Income (Loss)	639	(7,367)	19,155

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(318)	47,451	10,289
Foreign currency transactions	(2)	48,114	(802)
Futures contracts	–	12	–
Options and swaptions	–	8,754	–
Short sales	–	(20,086)	–
Swap agreements	–	(1,775)	–
Change in unrealized appreciation/depreciation of:
Investments	(612)	(127,176)	(79,780)
Futures contracts	–	12,899	–
Options and swaptions	–	(7,958)	–
Short sales	–	42,875	–
Swap agreements	–	13,613	–
Translation of assets and liabilities in foreign currencies	–	5,866	(35)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(932)	22,589	(70,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(293)	$15,222	$(51,173)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

36

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

	International Small	Opportunistic	Origin Emerging
Amounts in thousands	Company Fund(a)	Municipal Fund(b)	Markets Fund(c)
Net Investment Income (Loss)
Income:
Dividends	$236	$19	$13,987
Withholding tax	(29)	–	(1,970)
Interest	–	1,559	1
Total Income	207	1,578	12,018
Expenses:
Management and investment advisory fees	96	158	3,378
Distribution fees - Class A	11	47	1
Distribution fees - Class C	N/A	95	N/A
Registration fees - Class A	20	14	20
Registration fees - Class C	N/A	13	N/A
Registration fees - Class P	19	10	N/A
Registration fees - Institutional	19	21	132
Registration fees - R-6	N/A	N/A	19
Shareholder reports - Class A	–	3	–
Shareholder reports - Class C	N/A	2	N/A
Transfer agent fees - Class A	7	12	6
Transfer agent fees - Class C	N/A	10	N/A
Transfer agent fees - Class P	–	1	N/A
Transfer agent fees - Institutional	–	–	4
Custodian fees	34	1	175
Directors' expenses	5	3	10
Interest expense and fees	–	18	–
Professional fees	35	38	23
Other expenses	2	2	2
Total Gross Expenses	248	448	3,770
Less: Reimbursement from Manager - Class A	49	26	31
Less: Reimbursement from Manager - Class C	N/A	24	N/A
Less: Reimbursement from Manager - Class P	41	9	N/A
Less: Reimbursement from Manager - Institutional	28	22	181
Less: Reimbursement from Manager - R-6	N/A	N/A	23
Total Net Expenses	130	367	3,535
Net Investment Income (Loss)	77	1,211	8,483

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(592)	153	(64,121)
Foreign currency transactions	6	–	(922)
Futures contracts	–	–	(4,730)
Change in unrealized appreciation/depreciation of:
Investments	114	(19)	(107,447)
Futures contracts	–	–	(2,964)
Translation of assets and liabilities in foreign currencies	–	–	(37)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(472)	134	(180,221)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(395)	$1,345	$(171,738)

(a)	Institutional shares commenced operations on December 31, 2014.
(b)	Institutional shares commenced operations on March 10, 2015.
(c)	Period from January 23, 2015, date operations commenced, through August 31, 2015.

See accompanying notes.

37

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

	Preferred	Real Estate	Real Estate Debt
Amounts in thousands, except for Real Estate Allocation Fund	Securities Fund	Allocation Fund(a)	Income Fund(a),(b)
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$–	$3,646	$–
Dividends from affiliated securities	4,310	–	–
Dividends	114,175	–	–
Interest	167,079	–	1,154
Securities lending - net	353	–	–
Total Income	285,917	3,646	1,154
Expenses:
Management and investment advisory fees	34,070	N/A	148
Distribution fees - Class A	1,984	348	33
Distribution fees - Class C	7,879	N/A	N/A
Distribution fees - Class J	105	N/A	N/A
Distribution fees - R-1	5	N/A	N/A
Distribution fees - R-2	4	N/A	N/A
Distribution fees - R-3	10	N/A	N/A
Distribution fees - R-4	1	N/A	N/A
Administrative service fees - R-1	4	N/A	N/A
Administrative service fees - R-2	3	N/A	N/A
Administrative service fees - R-3	3	N/A	N/A
Administrative service fees - R-4	1	N/A	N/A
Registration fees - Class A	42	21,116	24
Registration fees - Class C	17	N/A	N/A
Registration fees - Class J	13	N/A	N/A
Registration fees - Class P	136	N/A	16
Registration fees - Institutional	172	20,718	23
Service fees - R-1	4	N/A	N/A
Service fees - R-2	3	N/A	N/A
Service fees - R-3	10	N/A	N/A
Service fees - R-4	4	N/A	N/A
Service fees - R-5	9	N/A	N/A
Shareholder reports - Class A	96	31	–
Shareholder reports - Class C	67	N/A	N/A
Shareholder reports - Class J	6	N/A	N/A
Shareholder reports - Class P	49	N/A	–
Shareholder reports - Institutional	74	30	–
Transfer agent fees - Class A	795	6,058	7
Transfer agent fees - Class C	830	N/A	N/A
Transfer agent fees - Class J	67	N/A	N/A
Transfer agent fees - Class P	1,385	N/A	–
Transfer agent fees - Institutional	898	128	–
Custodian fees	27	–	1
Directors' expenses	83	2,321	3
Professional fees	52	14,561	26
Other expenses	59	1,061	1
Total Gross Expenses	48,967	66,372	282
Less: Reimbursement from Manager - Class A	–	42,911	19
Less: Reimbursement from Manager - Class P	–	N/A	16
Less: Reimbursement from Manager - Institutional	–	22,756	19
Less: Reimbursement from Distributor - Class J	8	N/A	N/A
Total Net Expenses	48,959	705	228
Net Investment Income (Loss)	236,958	2,941	926

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(81,943)	–	(1)
Investment transactions in affiliated Funds	–	(12)	–
Futures contracts	66,911	–	–
Options and swaptions	64,580	–	–
Change in unrealized appreciation/depreciation of:
Investments	(105,220)	–	(932)
Investments in affiliated Funds	–	(18,424)	–
Investment in affiliated securities	(2,278)	–	–
Options and swaptions	878	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(57,072)	(18,436)	(933)
Net Increase (Decrease) in Net Assets Resulting from Operations	$179,886	$(15,495)	$(7)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(b)	Class P shares commenced operations on June 15, 2015.

See accompanying notes.

38

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015
Small-MidCap
Dividend Income
Amounts in thousands	Fund
Net Investment Income (Loss)
Income:
Dividends	$63,061
Withholding tax	(388)
Interest	6
Securities lending - net	1,418
Total Income	64,097
Expenses:
Management and investment advisory fees	12,882
Distribution fees - Class A	464
Distribution fees - Class C	1,254
Registration fees - Class A	23
Registration fees - Class C	25
Registration fees - Class P	95
Registration fees - Institutional	116
Shareholder reports - Class A	44
Shareholder reports - Class C	32
Shareholder reports - Class P	60
Shareholder reports - Institutional	60
Transfer agent fees - Class A	214
Transfer agent fees - Class C	174
Transfer agent fees - Class P	532
Transfer agent fees - Institutional	561
Custodian fees	12
Directors' expenses	29
Professional fees	32
Other expenses	14
Total Gross Expenses	16,623
Less: Reimbursement from Manager - Institutional	108
Total Net Expenses	16,515
Net Investment Income (Loss)	47,582

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	45,208
Foreign currency transactions	(49)
Change in unrealized appreciation/depreciation of:
Investments	(219,894)
Translation of assets and liabilities in foreign currencies	1
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(174,734)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(127,152)

See accompanying notes.

39

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Blue Chip Fund
							Year Ended	Year Ended
							August 31, 2015	August 31, 2014
Operations
Net investment income (loss)							$4,998	$3,285
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							16,220	11,751
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							1,171	56,326
			Net Increase (Decrease) in Net Assets Resulting from Operations				22,389	71,362

Dividends and Distributions to Shareholders
From net investment income							(3,203)	(1,122)
From net realized gain on investments							(13,610)	(51)
						Total Dividends and Distributions	(16,813)	(1,173)

Capital Share Transactions
Net increase (decrease) in capital share transactions							824,418	185,814
						Total Increase (Decrease) in Net Assets	829,994	256,003

Net Assets
Beginning of period							435,735	179,732
End of period (including undistributed net investment income as set forth below)							$1,265,729	$435,735
Undistributed (overdistributed) net investment income (loss)							$3,777	$2,432

	Class A		Class C		Class P	Institutional
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$15,335		$9,519		$6,302	$959,697
Reinvested	258		119		41	16,383
Redeemed	(3,723)		(897)		(1,426)	(177,190)
Net Increase (Decrease)	$11,870		$8,741		$4,917	$798,890
Shares:
Sold	982		610		390	60,682
Reinvested	17		8		3	1,094
Redeemed	(243)		(58)		(95)	(11,172)
Net Increase (Decrease)	756		560		298	50,604
Year Ended August 31, 2014(a)
Dollars:
Sold	$9,616		$3,539		$2,099	$180,161
Reinvested	6		1		–	1,165
Redeemed	(1,549)		(417)		(82)	(8,725)
Net Increase (Decrease)	$8,073		$3,123		$2,017	$172,601
Shares:
Sold	682		251		149	13,945
Reinvested	–		–		–	84
Redeemed	(109)		(29)		(5)	(631)
Net Increase (Decrease)	573		222		144	13,398

Distributions:
Year Ended August 31, 2015
From net investment income $	(17	) $	– $		(5)	$(3,181)
From net realized gain on
investments	(253)		(119)		(36)	(13,202)
Total Dividends and Distributions $	(270	) $	(119	) $	(41)	$(16,383)
Year Ended August 31, 2014(a)
From net investment income $	(6	) $	(1	) $	–	$(1,115)
From net realized gain on
investments	–		–		–	(51)
Total Dividends and Distributions $	(6	) $	(1	) $	–	$(1,166)

(a)	Period from September 30, 2013, date operations commenced, through August 31, 2014 for Class A, Class C, and Class P.

See accompanying notes.

40

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

				Credit
				Opportunities
Amounts in thousands				Explorer Fund
				Period Ended
				August 31, 2015(a)
Operations
Net investment income (loss)				$747
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(521)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				(783)
			Net Increase (Decrease) in Net Assets Resulting from Operations	(557)

Dividends and Distributions to Shareholders
From net investment income				(720)
			Total Dividends and Distributions	(720)

Capital Share Transactions
Net increase (decrease) in capital share transactions				20,104
			Total Increase (Decrease) in Net Assets	18,827

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$18,827
Undistributed (overdistributed) net investment income (loss)				$26
	Class A		Institutional
Capital Share Transactions:
Period Ended August 31, 2015(a)
Dollars:
Sold	$10,102		$10,000
Reinvested	2		–
Net Increase (Decrease)	$10,104		$10,000
Shares:
Sold	1,011		1,000
Reinvested	–		–
Net Increase (Decrease)	1,011		1,000

Distributions:
Period Ended August 31, 2015(a)
From net investment income	$(347	) $	(373)
From net realized gain on
investments	–		–
Total Dividends and Distributions	$(347	) $	(373)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

41

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Diversified Real Asset Fund
										Year Ended	Year Ended
										August 31, 2015	August 31, 2014
Operations
Net investment income (loss)										$52,011	$37,761
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements										(126,427)	41,115
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies										(410,687)	222,080
			Net Increase (Decrease) in Net Assets Resulting from Operations							(485,103)	300,956

Dividends and Distributions to Shareholders
From net investment income										(33,105)	(25,110)
From net realized gain on investments										(35,325)	(18,379)
									Total Dividends and Distributions	(68,430)	(43,489)

Capital Share Transactions
Net increase (decrease) in capital share transactions										1,265,798	895,098
							Total Increase (Decrease) in Net Assets			712,265	1,152,565

Net Assets
Beginning of period										2,982,047	1,829,482
End of period (including undistributed net investment income as set forth below)										$3,694,312	$2,982,047
Undistributed (overdistributed) net investment income (loss)										$76,371	$45,915
	Class A		Class C		Class P		Institutional		R-6
Capital Share Transactions:
Year Ended August 31, 2015(a)
Dollars:
Sold	$54,362		$10,722		$ 207,460		$ 1,894,082		$872
Reinvested	2,068		494		6,441		55,907		–
Redeemed	(54,238)		(13,074)		(71,914)		(827,347)		(37)
Net Increase (Decrease)	$2,192		$(1,858)		$ 141,987		$ 1,122,642		$835
Shares:
Sold	4,438		890		16,987		154,829		75
Reinvested	171		42		534		4,623		–
Redeemed	(4,475)		(1,106)		(5,991)		(68,376)		(3)
Net Increase (Decrease)	134		(174)		11,530		91,076		72
Year Ended August 31, 2014
Dollars:
Sold	$65,058		$14,086		$ 257,617		$ 989,045		N/A
Reinvested	1,303		461		4,509		34,354		N/A
Redeemed	(237,911)		(13,881)		(33,305)		(186,238)		N/A
Net Increase (Decrease)	$(171,550	) $	666		$ 228,821		$837,161		N/A
Shares:
Sold	5,257		1,150		21,065		78,518		N/A
Reinvested	109		40		377		2,866		N/A
Redeemed	(19,746)		(1,145)		(2,696)		(14,963)		N/A
Net Increase (Decrease)	(14,380)		45		18,746		66,421		N/A

Distributions:
Year Ended August 31, 2015(a)
From net investment income $	(862	) $	– $		(3,198	) $	(29,045	) $	–
From net realized gain on
investments	(1,366)		(594)		(3,762)		(29,603)		–
Total Dividends and Distributions $	(2,228	) $	(594	) $	(6,960	) $	(58,648	) $	–
Year Ended August 31, 2014
From net investment income $	(394	) $	(105	) $	(2,905	) $	(21,706)		N/A
From net realized gain on
investments	(1,003)		(467)		(2,058)		(14,851)		N/A
Total Dividends and Distributions $	(1,397	) $	(572	) $	(4,963	) $	(36,557)		N/A

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015 for R-6 shares.

See accompanying notes.

42

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

				Dynamic High
				Yield Explorer
Amounts in thousands				Fund
				Period Ended
				August 31, 2015(a)
Operations
Net investment income (loss)				$639
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(320)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				(612)
			Net Increase (Decrease) in Net Assets Resulting from Operations	(293)

Dividends and Distributions to Shareholders
From net investment income				(634)
			Total Dividends and Distributions	(634)

Capital Share Transactions
Net increase (decrease) in capital share transactions				15,749
			Total Increase (Decrease) in Net Assets	14,822

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$14,822
Undistributed (overdistributed) net investment income (loss)				$15
	Class A		Institutional
Capital Share Transactions:
Period Ended August 31, 2015(a)
Dollars:
Sold	$8,329		$7,514
Reinvested	16		–
Redeemed	(109)		(1)
Net Increase (Decrease)	$8,236		$7,513
Shares:
Sold	835		751
Reinvested	2		–
Redeemed	(12)		–
Net Increase (Decrease)	825		751

Distributions:
Period Ended August 31, 2015(a)
From net investment income	$(318	) $	(316)
From net realized gain on
investments	–		–
Total Dividends and Distributions	$(318	) $	(316)

(a)	Period from September 10, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

43

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Global Multi-Strategy Fund
							Year Ended	Year Ended
							August 31, 2015	August 31, 2014
Operations
Net investment income (loss)							$(7,367)	$(905)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							82,470	33,373
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							(59,881)	55,911
			Net Increase (Decrease) in Net Assets Resulting from Operations				15,222	88,379

Dividends and Distributions to Shareholders
From net investment income							(19,599)	(3,409)
From net realized gain on investments							(34,303)	(9,588)
						Total Dividends and Distributions	(53,902)	(12,997)

Capital Share Transactions
Net increase (decrease) in capital share transactions							1,372,288	676,252
						Total Increase (Decrease) in Net Assets	1,333,608	751,634

Net Assets
Beginning of period							1,872,069	1,120,435
End of period (including undistributed net investment income as set forth below)							$3,205,677	$1,872,069
Undistributed (overdistributed) net investment income (loss)							$7,487	$670
	Class A		Class C	Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$149,603		$29,624	$198,204		$ 1,386,946
Reinvested	2,092		636	3,427		39,324
Redeemed	(59,728)		(11,724)		(126,442)	(239,674)
Net Increase (Decrease)	$91,967		$18,536	$75,189		$ 1,186,596
Shares:
Sold	13,524		2,713	17,847		124,779
Reinvested	192		59	313		3,576
Redeemed	(5,390)		(1,076)		(11,368)	(21,477)
Net Increase (Decrease)	8,326		1,696	6,792		106,878
Year Ended August 31, 2014
Dollars:
Sold	$105,569		$27,091	$178,678		$567,155
Reinvested	874		197	724		10,895
Redeemed	(118,834)		(6,970)		(40,191)	(48,936)
Net Increase (Decrease)	$(12,391	) $	20,318	$139,211		$529,114
Shares:
Sold	9,798		2,535	16,375		51,854
Reinvested	81		18	67		1,008
Redeemed	(10,944)		(650)		(3,711)	(4,495)
Net Increase (Decrease)	(1,065)		1,903	12,731		48,367

Distributions:
Year Ended August 31, 2015
From net investment income	$(553	) $	–	$(1,512	) $	(17,534)
From net realized gain on
investments	(1,640)		(714)		(2,801)	(29,148)
Total Dividends and Distributions	$(2,193	) $	(714)	$(4,313	) $	(46,682)
Year Ended August 31, 2014
From net investment income	$(97	) $	–	$(237	) $	(3,075)
From net realized gain on
investments	(836)		(231)		(699)	(7,822)
Total Dividends and Distributions	$(933	) $	(231)	$(936	) $	(10,897)

See accompanying notes.

44

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Global Opportunities Fund
							Year Ended	Year Ended
							August 31, 2015	August 31, 2014
Operations
Net investment income (loss)							$19,155	$14,647
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							9,487	142,554
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							(79,815)	93,463
			Net Increase (Decrease) in Net Assets Resulting from Operations				(51,173)	250,664

Dividends and Distributions to Shareholders
From net investment income							(13,001)	(7,136)
From net realized gain on investments							(121,684)	–
						Total Dividends and Distributions	(134,685)	(7,136)

Capital Share Transactions
Net increase (decrease) in capital share transactions							39,902	59,947
						Total Increase (Decrease) in Net Assets	(145,956)	303,475

Net Assets
Beginning of period							1,408,013	1,104,538
End of period (including undistributed net investment income as set forth below)							$1,262,057	$1,408,013
Undistributed (overdistributed) net investment income (loss)							$17,150	$11,523
	Class A		Class C		Class P	Institutional
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$2,442		$767		$959	$223,063
Reinvested	261		192		51	134,179
Redeemed	(724)		(1,155)		(149)	(319,984)
Net Increase (Decrease)	$1,979		$(196	) $	861	$37,258
Shares:
Sold	202		63		77	17,613
Reinvested	23		17		4	11,557
Redeemed	(60)		(97)		(12)	(25,293)
Net Increase (Decrease)	165		(17)		69	3,877
Year Ended August 31, 2014(a)
Dollars:
Sold	$2,666		$2,042		$11	$115,565
Reinvested	4		6		–	7,126
Redeemed	(293)		(165)		(1)	(67,014)
Net Increase (Decrease)	$2,377		$1,883		$10	$55,677
Shares:
Sold	215		168		1	9,272
Reinvested	–		–		–	575
Redeemed	(23)		(13)		–	(5,401)
Net Increase (Decrease)	192		155		1	4,446

Distributions:
Year Ended August 31, 2015
From net investment income	$(14	) $	– $		(5)	$(12,982)
From net realized gain on
investments	(248)		(193)		(46)	(121,197)
Total Dividends and Distributions	$(262	) $	(193	) $	(51)	$(134,179)
Year Ended August 31, 2014(a)
From net investment income	$(4	) $	(6	) $	–	$(7,126)
From net realized gain on
investments	–		–		–	–
Total Dividends and Distributions	$(4	) $	(6	) $	–	$(7,126)

(a)	Period from September 30, 2013, date operations commenced, through August 31, 2014 for Class A, Class C, and Class P.

See accompanying notes.

45

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						International Small Company Fund
						Year Ended	Period Ended
						August 31, 2015	August 31, 2014(a)
Operations
Net investment income (loss)						$77	$(2)
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(586)	(44)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						114	(59)
			Net Increase (Decrease) in Net Assets Resulting from Operations			(395)	(105)

Dividends and Distributions to Shareholders
From net investment income						(37)	–
					Total Dividends and Distributions	(37)	–

Capital Share Transactions
Net increase (decrease) in capital share transactions						6,086	7,613
					Total Increase (Decrease) in Net Assets	5,654	7,508

Net Assets
Beginning of period						7,508	–
End of period (including undistributed net investment income as set forth below)						$13,162	$7,508
Undistributed (overdistributed) net investment income (loss)						$86	$(1)

	Class A		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2015(b)
Dollars:
Sold	$2,038		$1,463		$3,580
Reinvested	1		–		–
Redeemed	(471)		(462)		(63)
Net Increase (Decrease)	$1,568		$1,001		$3,517
Shares:
Sold	207		144		357
Reinvested	–		–		–
Redeemed	(48)		(46)		(6)
Net Increase (Decrease)	159		98		351
Period Ended August 31, 2014(a)
Dollars:
Sold	$4,113		$3,500		N/A
Net Increase (Decrease)	$4,113		$3,500		N/A
Shares:
Sold	411		350		N/A
Net Increase (Decrease)	411		350		N/A

Distributions:
Year Ended August 31, 2015(b)
From net investment income	$(20	) $	(17	) $	–
From net realized gain on
investments	–		–		–
Total Dividends and Distributions	$(20	) $	(17	) $	–
Period Ended August 31, 2014(a)
From net investment income	$–		$–		N/A
From net realized gain on
investments	–		–		N/A
Total Dividends and Distributions	$–		$–		N/A

(a)	Period from June 11, 2014, date operations commenced, through August 31, 2014.
(b)	Period from December 31, 2014, date operations commenced, through August 31, 2015 for Institutional shares.

See accompanying notes.

46

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Opportunistic Municipal Fund
								Year Ended	Year Ended
								August 31, 2015	August 31, 2014
Operations
Net investment income (loss)								$1,211	$974
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								153	(782)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								(19)	3,037
			Net Increase (Decrease) in Net Assets Resulting from Operations					1,345	3,229

Dividends and Distributions to Shareholders
From net investment income								(1,171)	(959)
							Total Dividends and Distributions	(1,171)	(959)

Capital Share Transactions
Net increase (decrease) in capital share transactions								23,023	1,486
							Total Increase (Decrease) in Net Assets	23,197	3,756

Net Assets
Beginning of period								25,553	21,797
End of period (including undistributed net investment income as set forth below)								$48,750	$25,553
Undistributed (overdistributed) net investment income (loss)								$94	$57
	Class A		Class C		Class P		Institutional
Capital Share Transactions:
Year Ended August 31, 2015(b)
Dollars:
Sold	$10,767		$1,310		$16,215		$10
Reinvested	381		54		120		–
Redeemed	(5,022)		(691)		(121)		–
Net Increase (Decrease)	$6,126		$673		$16,214		$10
Shares:
Sold	1,051		129		1,581		1
Reinvested	37		5		12		–
Redeemed	(492)		(68)		(12)		–
Net Increase (Decrease)	596		66		1,581		1
Year Ended August 31, 2014 (a)
Dollars:
Sold	$4,720		$1,035		$150		N/A
Reinvested	299		37		2		N/A
Redeemed	(4,117)		(632)		(8)		N/A
Net Increase (Decrease)	$902		$440		$144		N/A
Shares:
Sold	490		107		16		N/A
Reinvested	31		4		–		N/A
Redeemed	(436)		(68)		(1)		N/A
Net Increase (Decrease)	85		43		15		N/A

Distributions:
Year Ended August 31, 2015 (b)
From net investment income	$(746	) $	(305	) $	(120	) $	–
From net realized gain on
investments	–		–		–		–
Total Dividends and Distributions	$(746	) $	(305	) $	(120	) $	–
Year Ended August 31, 2014(a)
From net investment income	$(648	) $	(309	) $	(2)		N/A
From net realized gain on
investments	–		–		–		N/A
Total Dividends and Distributions	$(648	) $	(309	) $	(2)		N/A

(a)	Period from December 30, 2013, date operations commenced, through August 31, 2014 for Class P.
(b)	Period from March 10, 2015, date operations commenced, through August 31, 2015 for Institutional shares.

See accompanying notes.

47

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

				Origin
				Emerging
Amounts in thousands				Markets Fund
				Period Ended
				August 31, 2015(a)
Operations
Net investment income (loss)				$8,483
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(69,773)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				(110,448)
		Net Increase (Decrease) in Net Assets Resulting from Operations		(171,738)

Capital Share Transactions
Net increase (decrease) in capital share transactions				988,068
			Total Increase (Decrease) in Net Assets	816,330

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$816,330
Undistributed (overdistributed) net investment income (loss)				$7,562
	Class A	Institutional	R-6
Capital Share Transactions:
Period Ended August 31, 2015(a)
Dollars:
Sold	$4,285	$1,011,795	$3,000
Redeemed	(3,965)	(24,197)	(2,850)
Net Increase (Decrease)	$320	$987,598	$150
Shares:
Sold	428	99,465	300
Redeemed	(403)	(2,539)	(290)
Net Increase (Decrease)	25	96,926	10

Distributions:
Period Ended August 31, 2015(a)
From net investment income	$–	$–	$–
From net realized gain on
investments	–	–	–
Total Dividends and Distributions	$–	$–	$–

(a)	Period from January 23, 2015, date operations commenced, through August 31, 2015.

See accompanying notes.

48

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Preferred Securities Fund
										Year Ended		Year Ended
										August 31, 2015		August 31, 2014
Operations
Net investment income (loss)											$236,958		$237,359
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											49,548		111,575
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(106,620)		175,910
		Net Increase (Decrease) in Net Assets Resulting from Operations									179,886		524,844

Dividends and Distributions to Shareholders
From net investment income											(243,775)		(236,623)
From net realized gain on investments											(83,916)		(120,538)
				Total Dividends and Distributions							(327,691)		(357,161)

Capital Share Transactions
Net increase (decrease) in capital share transactions											257,382		(235,351)
			Total Increase (Decrease) in Net Assets								109,577		(67,668)

Net Assets
Beginning of period											4,708,288		4,775,956
End of period (including undistributed net investment income as set forth below)											$4,817,865		$4,708,288
Undistributed (overdistributed) net investment income (loss)										$	4,902		$5,412
	Class A	Class C	Class J	Class P	Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$340,004	$93,132	$13,048	$ 880,203	$ 1,019,963 $	682		$870		$1,263	$1,874	$2,807
Reinvested	46,336	31,325	2,786	46,933	77,941	93		85		259	108	248
Redeemed	(497,001)	(134,618)	(10,586)	(504,449)	(1,148,639)	(1,151)		(203)		(1,714)	(1,595)	(2,622)
Net Increase (Decrease)	$(110,661)	$ (10,161) $	5,248	$422,687 $	(50,735) $	(376	) $	752		$(192)	$387	$433
Shares:
Sold	32,612	8,966	1,283	85,020	98,395	66		85		123	182	273
Reinvested	4,476	3,031	275	4,564	7,567	9		8		25	11	24
Redeemed	(47,650)	(12,948)	(1,040)	(48,878)	(110,633)	(112)		(20)		(167)	(157)	(256)
Net Increase (Decrease)	(10,562)	(951)	518	40,706	(4,671)	(37)		73		(19)	36	41
Year Ended August 31, 2014
Dollars:
Sold	$274,121	$68,995	$11,371	$568,456 $	679,526	$358		$196		$1,587	$738	$1,541
Reinvested	68,946	39,637	2,660	33,420	89,750	120		56		245	133	244
Redeemed	(641,229)	(244,016)	(9,415)	(483,997)	(691,153)	(553)		(448)		(1,996)	(1,139)	(3,505)
Net Increase (Decrease)	$(298,162)	$ (135,384)	$4,616	$117,879 $	78,123	$(75	) $	(196	) $	(164)	$(268) )$	(1,720)
Shares:
Sold	26,739	6,741	1,125	55,338	66,346	35		19		156	73	151
Reinvested	6,810	3,923	268	3,309	8,888	12		6		24	13	24
Redeemed	(62,410)	(23,888)	(935)	(47,766)	(67,894)	(54)		(44)		(198)	(112)	(347)
Net Increase (Decrease)	(28,861)	(13,224)	458	10,881	7,340	(7)		(19)		(18)	(26)	(172)

Distributions:
Year Ended August 31, 2015
From net investment income	$ (39,030)	$ (32,829)	$(2,087)	$ (63,214)	$ (106,028)	$(67)		$(64	) $	(187)	$(83)	$(186)
From net realized gain on
investments	(14,424)	(13,694)	(723)	(20,040)	(34,826)	(26)		(24)		(72)	(25)	(62)
Total Dividends and Distributions	$ (53,454)	$ (46,523)	$(2,810)	$ (83,254)	$(140,854) $	(93)		$(88	) $	(259)	$(108)	$(248)
Year Ended August 31, 2014
From net investment income	$ (50,550)	$ (36,746)	$(1,796)	$ (44,363)	$ (102,643)	$(78)		$(41	) $	(162)	$(81)	$(163)
From net realized gain on
investments	(26,933)	(22,683)	(883)	(22,434)	(47,326)	(43)		(20)		(83)	(52)	(81)
Total Dividends and Distributions	$ (77,483)	$ (59,429)	$(2,679)	$ (66,797)	$ (149,969)	$(121)		$(61	) $	(245)	$(133)	$(244)

See accompanying notes.

49

			STATEMENT OF CHANGES IN NET ASSETS
			PRINCIPAL FUNDS, INC.

				Real Estate
Amounts in dollars				Allocation Fund
				Period Ended
				August 31, 2015(a)
Operations
Net investment income (loss)				$2,941
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements				(12)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies				(18,424)
			Net Increase (Decrease) in Net Assets Resulting from Operations	(15,495)

Dividends and Distributions to Shareholders
From net investment income				(1,552)
			Total Dividends and Distributions	(1,552)

Capital Share Transactions
Net increase (decrease) in capital share transactions				337,431
			Total Increase (Decrease) in Net Assets	320,384

Net Assets
Beginning of period				–
End of period (including undistributed net investment income as set forth below)				$320,384
Undistributed (overdistributed) net investment income (loss)				$1,453
	Class A		Institutional
Capital Share Transactions:
Period Ended August 31, 2015(a)
Dollars:
Sold	$339,860		$10,000
Reinvested	1,479		73
Redeemed	(13,981)		–
Net Increase (Decrease)	$327,358		$10,073
Shares:
Sold	33,529		1,000
Reinvested	148		7
Redeemed	(1,386)		–
Net Increase (Decrease)	32,291		1,007

Distributions:
Period Ended August 31, 2015(a)
From net investment income	$(1,479	) $	(73)
From net realized gain on
investments	–		–
Total Dividends and Distributions	$(1,479	) $	(73)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.

See accompanying notes.

50

					STATEMENT OF CHANGES IN NET ASSETS
					PRINCIPAL FUNDS, INC.

						Real Estate
						Debt Income
Amounts in thousands						Fund
						Period Ended
						August 31, 2015(a)
Operations
Net investment income (loss)						$926
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(1)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						(932)
			Net Increase (Decrease) in Net Assets Resulting from Operations			(7)

Dividends and Distributions to Shareholders
From net investment income						(937)
					Total Dividends and Distributions	(937)

Capital Share Transactions
Net increase (decrease) in capital share transactions						45,502
					Total Increase (Decrease) in Net Assets	44,558

Net Assets
Beginning of period						–
End of period (including undistributed net investment income as set forth below)						$44,558
Undistributed (overdistributed) net investment income (loss)						$(1)
	Class A		Class P		Institutional
Capital Share Transactions:
Period Ended August 31, 2015(a),(b)
Dollars:
Sold	$22,658		$113		$22,857
Reinvested	1		1		6
Redeemed	(114)		–		(20)
Net Increase (Decrease)	$22,545		$114		$22,843
Shares:
Sold	2,275		12		2,294
Reinvested	–		–		1
Redeemed	(12)		–		(2)
Net Increase (Decrease)	2,263		12		2,293

Distributions:
Period Ended August 31, 2015(a),(b)
From net investment income	$(447	) $	(1	) $	(489)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions	$(447	) $	(1	) $	(489)

(a)	Period from December 31, 2014, date operations commenced, through August 31, 2015.
(b)	Period from June 15, 2015, date operations commenced, through August 31, 2015 for Class P shares.

See accompanying notes.

51

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Small-MidCap Dividend Income Fund
						Year Ended	Year Ended
						August 31, 2015	August 31, 2014
Operations
Net investment income (loss)						$47,582	$25,810
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						45,159	32,133
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						(219,893)	97,318
			Net Increase (Decrease) in Net Assets Resulting from Operations			(127,152)	155,261

Dividends and Distributions to Shareholders
From net investment income						(37,522)	(17,529)
From net realized gain on investments						(35,479)	(15,942)
					Total Dividends and Distributions	(73,001)	(33,471)

Capital Share Transactions
Net increase (decrease) in capital share transactions						596,664	685,153
					Total Increase (Decrease) in Net Assets	396,511	806,943

Net Assets
Beginning of period						1,322,629	515,686
End of period (including undistributed net investment income as set forth below)						$1,719,140	$1,322,629
Undistributed (overdistributed) net investment income (loss)						$25,863	$12,924
	Class A		Class C	Class P	Institutional
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$84,482		$67,856	$ 324,713	$447,792
Reinvested	6,909		3,627	23,766	34,344
Redeemed	(77,993)		(22,421)	(205,921)	(90,490)
Net Increase (Decrease)	$13,398		$49,062	$ 142,558	$391,646
Shares:
Sold	6,099		4,924	23,172	32,084
Reinvested	507		268	1,720	2,507
Redeemed	(5,663)		(1,650)	(14,775)	(6,610)
Net Increase (Decrease)	943		3,542	10,117	27,981
Year Ended August 31, 2014
Dollars:
Sold	$175,525		$77,309	$ 474,606	$138,425
Reinvested	6,540		1,506	7,658	16,413
Redeemed	(142,261)		(7,222)	(47,993)	(15,353)
Net Increase (Decrease)	$39,804		$71,593	$ 434,271	$139,485
Shares:
Sold	13,048		5,762	34,168	9,718
Reinvested	488		113	561	1,222
Redeemed	(10,249)		(530)	(3,453)	(1,159)
Net Increase (Decrease)	3,287		5,345	31,276	9,781

Distributions:
Year Ended August 31, 2015
From net investment income	$(3,795	) $	(1,706)	$(13,745)	$(18,276)
From net realized gain on
investments	(4,107)		(2,536)	(12,056)	(16,780)
Total Dividends and Distributions	$(7,902	) $	(4,242)	$(25,801)	$(35,056)
Year Ended August 31, 2014
From net investment income	$(3,600	) $	(751)	$ (4,235)	$(8,943)
From net realized gain on
investments	(3,361)		(998)	(4,089)	(7,494)
Total Dividends and Distributions	$(6,961	) $	(1,749)	$(8,324)	$(16,437)

See accompanying notes.

52

STATEMENT OF CASH FLOWS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

Opportunistic
Amounts in thousands	Municipal Fund
Cash Flows from Operating Activities:
Net increase in net assets from operations	$1,345
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(39,222)
Proceeds from sale of investment securities	16,675
Net sales or (purchases) of short term securities	600
Increase in fund shares sold receivable	(2,105)
Increase in accrued interest receivable	(198)
Decrease in accrued fees, expenses, prepaid expenses, and expense reimbursement from Manager	2
Increase in fund shares redeemed	5
Increase in dividends payable	35
Decrease in interest expense and fees payable	(3)
Decrease in investment securities purchased	(228)
Net accretion of bond discounts and amortization of premiums	147
Unrealized depreciation on investments	19
Net realized gain from investments	(153)
Net cash used in operating activities	(23,081)

Cash Flows from Financing Activities:
Decrease in payable for floating rate notes issued	(584)
Proceeds from shares sold	28,302
Payment on shares redeemed	(5,834)
Dividends and distributions paid to shareholders	(616)
Net cash provided by financing activities	21,268

Net decrease in cash	(1,813)

Cash:
Beginning of period	$1,992
End of period	$179

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$555
Cash paid during the year for interest expense and fees	18

See accompanying notes.

53

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Blue Chip Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Global Opportunities Fund, International Small Company Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income Fund and Small-MidCap Dividend Income Fund (known as the "Funds") are presented herein. The Funds may offer up to eleven classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4, R-5 and R-6. Certain detailed financial information for Class J, Institutional, R-1, R-2, R-3, R-4,R-5 and R-6 classes of shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the period. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective September 30, 2013, the initial purchases of $10,000 of Class A, Class C and Class P shares of Blue Chip Fund were made by Principal Management Corporation (the “Manager”).

Effective September 30, 2013, the initial purchases of $10,000 of Class A, Class C and Class P shares of Global Opportunities Fund were made by the Manager.

Effective December 30, 2013, the initial purchase of $10,000 of Class P shares of Opportunistic Municipal Fund was made by the Manager.

Effective June 12, 2014, the initial purchase of $4,000,000 of Class A shares and $3,500,000 of Class P shares of International Small Company Fund was made by the Manager.

Effective September 10, 2014, the initial purchases of $10,000,000 of Class A and Institutional shares of Credit Opportunities Explorer Fund were made by Principal Financial Services, Inc.

Effective September 10, 2014, the initial purchases of $7,500,000 of Class A and Institutional shares of Dynamic High Yield Explorer Fund were made by Principal Financial Services, Inc.

Effective December 31, 2014, the initial purchase of $10,000 of R-6 shares of Diversified Real Asset Fund was made by the Manager.

Effective December 31, 2014, the initial purchase of $10,000 of Institutional shares of International Small Company Fund was made by the Manager.

Effective December 31, 2014, the initial purchases of $10,000 of Class A and Institutional shares of Real Estate Allocation Fund were made by the Manager.

Effective December 31, 2014, the initial purchases of $10,000,000 of Class A and Institutional shares of Real Estate Debt Income Fund were made by Principal Financial Services, Inc. On February 6, 2015, February 13, 2015, and February 20, 2015, additional purchases totaling $12,500,000 of Class A and Institutional shares were made by Principal Financial Services, Inc.

Effective January 23, 2015, the initial purchases of $4,000,000, $3,000,000 and $3,000,000 of Class A, Institutional and R-6 shares, respectively, of Origin Emerging Markets Fund were made by Principal Financial Services, Inc.

Effective March 10, 2015, the initial purchase of $10,000 of Institutional Class of Opportunistic Municipal Fund was made by the Manager.

Effective June 15, 2015, the initial purchase of $10,000 of Class P shares of Real Estate Debt Income Fund was made by the Manager.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

54

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Real Estate Allocation Fund invests in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Funds (with the exception of Real Estate Allocation Fund) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Funds held securities denominated in foreign currencies that exceeded 5% of net assets of the Fund:

Global		International		Origin Emerging
Opportunities Fund		Small Company Fund		Markets Fund
Japanese Yen	8.8%	Japanese Yen	27.8%	Hong Kong Dollar	34.9%
Euro	8.2	Euro	24.5	New Taiwan Dollar	16.0
British Pound	7.7	British Pound	22.8	South Korean Won	5.1
		Canadian Dollar	7.5

55

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

2. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other fund expenses not directly attributed a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that the Real Estate Allocation Fund bears directly, the Real Estate Allocation Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Expenses included in the statement of operations of Real Estate Allocation Fund reflect the expenses of Real Estate Allocation Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. With respect to Opportunistic Municipal Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, options and futures contracts, certain defaulted securities, Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, short sales, partnership investments, REITs, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended August 31, 2015, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2012-2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

56

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended August 31, 2015, Blue Chip Fund, Global Opportunities Fund, and Preferred Securities Fund each borrowed from the Facility. Blue Chip Fund, Diversified Real Asset Fund, Global Multi-Strategy Fund, and Origin Emerging Markets Fund each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .10% on the amount of the line of credit. During the year ended August 31, 2015, Blue Chip Fund and Diversified Real Asset Fund, borrowed against the line of credit. The interest expense associated with those borrowings is included in other expenses on the statements of operations.

Commodity Linked Notes. Diversified Real Asset Fund invests in structured notes whose market values are primarily derived from changes in the value of various commodity indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the fair value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

Credit Opportunities Explorer Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund have financial instruments that are subject to Master Agreements or similar agreements.

As of August 31, 2015, financial assets and liabilities subject to Master Netting Agreements or similar agreements were as follows (amounts in thousands):

Fund: Credit Opportunities Explorer Fund

Financial Derivative Instruments: Over the Counter Summary

Counterparty
Barclays Bank PLC
Assets*
Total Return Swaps	$13
Total OTC	$13

Liabilities*
Total Return Swaps	$(6)
Total OTC	$(6)

Net Market Value of OTC Derivatives	$7
Collateral (Received)/Pledged**	—
Net Exposure	$7

57

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

3. Operating Policies (Continued)

Fund: Diversified Real Asset Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	BOA	BARC	BNP	CITI	CS	DB	GOLD	HSBC	JPM	ML	MS	RBS	SB	UBS	Total
Assets*
Foreign Currency
Contracts	$—	$11	$258	$145	$1	$305	$78	$331	$3,671	$—	$—	$34	$6	$110	$4,950
Purchased Interest
Rate Swaptions	—	419	—	—	—	—	—	—	—	—	—	—	—	—	419
Total OTC	$—	$430	$258	$145	$1	$305	$78	$331	$3,671	$—	$—	$34	$6	$110	$5,369

Liabilities*
Foreign Currency
Contracts	$(192)	$(2)	$(137)	$(277)	$—	$(246)	$—	$—	$(1,986)	$(1)	$(30)	$—	$(23)	$(235)	$(3,129)
Interest Rate Swaps	—	(108)	—	—	—	—	—	—	—	—	—	—	—	—	(108)
Written Interest Rate
Swaptions	—	(1,177)	—	—	—	—	—	—	—	—	—	—	—	—	(1,177)
Total OTC	$(192)	$(1,287)	$(137)	$(277)	$—	$(246)	$—	$—	$(1,986)	$(1)	$(30)	$—	$(23)	$(235)	$(4,414)

Net Market Value of
OTC Derivatives	$(192)	$(857)	$121	$(132)	$1	$59	$78	$331	$1,685	$(1)	$(30)	$34	$(17)	$(125)	$955
Collateral
(Received)/Pledged**	—	750	—	—	—	—	—	—	(1,541)	—	—	—	—	—	(791)
Net Exposure	$(192)	$(107)	$121	$(132)	$1	$59	$78	$331	$144	$(1)	$(30)	$34	$(17)	$(125)	$164

Fund: Global Multi-Strategy Fund
Financial Derivative Instruments: Over the Counter Summary

							Counterparty
	BOA	BARC	BNP	BNY	CITI	CS	DB	GOLD	HSBC	JPM	ML	MS	RBS	SS	Total
Assets*
Credit Default Swaps	$—	$2,404	$—	$—	$1,724	$—	$—	$—	$4,822	$3,782	$205	$—	$—	$—	$12,937
Equity Basket Swaps	—	—	—	—	—	—	4,989	—	—	—	—	8,522	—	—	13,511
Foreign Currency
Contracts	15,990	—	774	2,339	7,290	7,945	5	751	174	—	314	177	182	192	36,133
Interest Rate Swaps	22	153	—	—	—	—	—	—	—	49	—	—	—	—	224
Purchased Interest
Rate Swaptions	—	—	—	—	—	—	103	—	—	29	83	—	—	—	215
Synthetic Futures	148	—	—	—	—	—	—	—	—	—	—	731	—	—	879
Total Return Swaps	—	—	—	—	89	—	—	—	—	—	—	—	—	—	89
Total OTC	$16,160	$2,557	$774	$2,339	$9,103	$7,945	$5,097	$751	$4,996	$3,860	$602	$9,430	$182	$192	$63,988

Liabilities*
Credit Default Swaps	$—	$—	$—	$—	$(370)	$—	$—	$—	$—	$(272)	$—	$(112)	$—	$—	$(754)
Equity Basket Swaps	(53)	—	—	—	—	—	(373)	—	—	—	—	(1,863)	—	—	(2,289)
Foreign Currency
Contracts	(11,108)	—	—	(188)	(6,962)	(6,850)	(118)	(88)	—	(39)	(274)	—	—	—	(25,627)
Synthetic Futures	(868)	—	—	—	—	—	—	—	—	—	—	(48)	—	—	(916)
Total Return Swaps	—	—	—	—	(29)	—	—	—	—	—	—	—	—	—	(29)
Written Interest Rate
Swaptions	—	—	—	—	—	—	—	—	—	—	(2)	—	—	—	(2)
Total OTC	$(12,029)	$—	$—	$(188)	$(7,361)	$(6,850)	$(491)	$(88)	$—	$(311)	$(276)	$(2,023)	$—	$—	$(29,617)

Net Market Value of
OTC Derivatives	$4,131	$2,557	$774	$2,151	$1,742	$1,095	$4,606	$663	$4,996	$3,549	$326	$7,407	$182	$192	$34,371
Collateral
(Received)/Pledged**	—	(1,550)	—	—	(301)	(779)	(73)	—	(2,850)	(2,990)	—	—	—	—	(8,543)
Net Exposure	$4,131	$1,007	$774	$2,151	$1,441	$316	$4,533	$663	$2,146	$559	$326	$7,407	$182	$192	$25,828

							Total Borrowings and
	Repurchase Agreement			Payable for Reverse			Other Financing				Collateral
Counterparty	Proceeds to be Received			Repurchase Agreements				Transactions		(Received)/Pledged				Net Exposure
Barclays Bank PLC		$103,544			$(108,836)			$(5,292)			$8,408			$0

* Represents amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the statements of assets and liabilities.

** Collateral pledged or received may be in excess of recognized assets or liabilities, see the schedule of investments.

58

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Collateral information relating to securities on loan is included in the securities lending note to financial statements.

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Floating Rate Notes Issued in Conjunction with Securities Held. Opportunistic Municipal Fund has entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objectives. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. During the period when the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

59

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Options Contracts. During the period Global Multi-Strategy Fund, Diversified Real Asset Fund, and Preferred Securities Fund wrote call and put options on swaps, securities, indices and currencies they own or in which they may invest for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at period end are included in the Funds' schedules of investments. Transactions in options written during the year ended August 31, 2015, were as follows:

		Notional Amount
Diversified Real Asset Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	32,300	$467
Options written	200,398,856	99,480	5,146
Options expired	(1,063)	(10,300)	(429)
Options closed	(102,341,064)	(31,660)	(2,376)
Options exercised	(608)	(10,300)	(266)
Balance at end of period	98,056,121	79,520	$2,542

		Notional Amount
Global Multi-Strategy Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	8,566,360	268,300	$4,601
Options written	37,323,910	595,011	16,063
Options expired	(16,007,909)	(79,300)	(2,641)
Options closed	(8,277,938)	(289,011)	(9,834)
Options exercised	(1,500,638)	—	(92)
Balance at end of period	20,103,785	495,000	$8,097

		Notional Amount
Preferred Securities Fund	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	—	—	$—
Options written	411,730	—	241,195
Options expired	(97,780)	—	(47,470)
Options closed	(272,688)	—	(173,950)
Options exercised	(19,770)	—	(7,032)
Balance at end of period	21,492	—	$12,743

60

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

In addition, Global Multi-Strategy Fund may enter into repurchase agreements with certain counterparties that are collateralized by assets other than U.S. government or U.S. government agency securities. The collateral pledged by the counterparty under these repurchase agreements is maintained in a segregated account at the counterparty’s custodian. After entering into the repurchase agreement, the fund may sell short the security pledged by the counterparty as collateral in anticipation of a decline in market value. Upon the settlement of the short sale, the fund will unwind the repurchase agreement.

Although the repurchase agreements are typically open-ended through the maturity date of the collateral, the fund has a right to terminate the repurchase agreement at any time with two days’ notice. During periods of high demand for the collateral security, the fund may also pay the counterparty a fee and the amount is recorded as interest expense on the statement of operations.

Global Master Repurchase Agreements govern the repurchase and reverse repurchase transactions between the fund and the counterparty. Collateral requirements for certain counterparties may be determined on a total exposure basis, rather than on an individual repurchase agreement or reverse repurchase agreement basis in order to determine the collateral to be received or pledged.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Reverse Repurchase Agreements. Global Multi-Strategy Fund has entered into reverse repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the fund’s restrictions on borrowing. Reverse repurchase agreements may increase the volatility of a fund and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. The fund must segregate assets in an amount equal to the amount the fund owes pursuant to the terms of the reverse repurchase agreements. Reverse repurchase agreements are shown as a separate line item on the statements of assets and liabilities. Interest payments made are shown as reverse repurchase agreement interest expense on the statements of operations.

Securities Lending. To earn additional income, certain of the Funds may lend portfolio securities to approved brokerage firms. The Funds receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The cash collateral received is usually invested in an SEC-registered money market mutual fund and the Funds could realize a loss on such investments. Further, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium received for lending certain types of securities. Security lending income is shown in each fund’s statement of operations. As of August 31, 2015, the Funds had securities on loan as follows (in thousands):

	Market Value	Collateral Value
Small-MidCap Dividend Income Fund	$55,842	$57,069

61

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Sell-buyback arrangements. During the period Global Multi-Strategy Fund entered into sell-buyback arrangements. In a sell-buyback arrangement the fund sells and simultaneously agrees to repurchase the same security at a future settlement date. The repurchase price is an agreed-upon rate. The purchaser of the securities maintains legal title of the securities during the term of the arrangement.

Sell-buyback arrangements are considered financing transactions for financial reporting purposes. The liability associated with the buyback of the security is reflected as a secured borrowing on the statements of assets and liabilities. The cost of the financing transaction is shown as a decrease to interest income in the statements of operations.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. These unfunded loan commitments which are marked to market daily, are footnoted in the schedules of investments, shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of August 31, 2015, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Diversified Real Asset Fund	$96	$(1)
Global Multi-Strategy Fund	61	(1)

62

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Short Sales. Global Multi-Strategy Fund entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Credit Opportunities Explorer Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A Fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

63

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or has exposure to the referenced obligation).

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of August 31, 2015 for which a Fund is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Synthetic futures, which are total return swaps on futures contracts, along with equity basket swaps generally involve the commitment to receive positive returns or pay negative returns on a specified reference security, basket of securities, security index or index component, without actually owning the underlying position.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

As of August 31, 2015, counterparties had pledged collateral for swap agreements of $9,490,393 for the Global Multi-Strategy Fund.

The collateral is maintained in a segregated account and is not recorded in the books and records of Global Multi-Strategy Fund.

64

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of Real Estate Allocation Fund, (singly, “a fund of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the fund of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC Principal LifeTime Accounts, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, Real Estate Allocation Fund, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account. Principal Real Estate Investors, LLC, (“Principal-REI”) is Sub-advisor to Real Estate Allocation Fund and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios and PVC SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, Principal-REI and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of August 31, 2015, the SAM Portfolios, Principal LifeTime Funds, Principal LifeTime Hybrid Funds, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and Real Estate Allocation Fund owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned
Blue Chip Fund	96.50%
Diversified Real Asset Fund	30.52
Global Multi-Strategy Fund	57.15
Global Opportunities Fund	99.03
International Small Company Fund	2.59
Origin Emerging Markets Fund	64.61
Preferred Securities Fund	1.03
Real Estate Debt Income Fund	0.33
Small-MidCap Dividend Income Fund	30.43

65

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

Derivatives not accounted for	Asset Derivatives August 31, 2015	Fair	Liability Derivatives August 31, 2015	Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Opportunities Explorer Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$13	Payables, Net Assets Consist of Net unrealized	$6
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$13*	Payables, Net Assets Consist of Net unrealized	$12	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total$ 26			$18
Diversified Real Asset Fund
Foreign exchange contracts	Receivables	$ 7,729	Payables	$4,288
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 723*	Payables, Net Assets Consist of Net unrealized	$1,955	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total$ 8,452			$6,243
Global Multi-Strategy Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized	$ 12,938	Payables, Net Assets Consist of Net unrealized	$771
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ 62,945*	Payables, Net Assets Consist of Net unrealized	$24,802	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Foreign exchange contracts	Receivables	$ 38,145	Payables	$26,428
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 2,688*	Payables, Net Assets Consist of Net unrealized	$4,212	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
	Total$ 116,716			$56,213
Origin Emerging Markets Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$ —	Payables, Net Assets Consist of Net unrealized	$2,964	*
	appreciation (depreciation) of investments		appreciation (depreciation) of investments
Preferred Securities Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$ 25,410	Payables, Net Assets Consist of Net unrealized	$11,865
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures, and certain synthetic futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Credit Opportunities Explorer Fund
Credit contracts	Net realized gain (loss) from Swap	$(91)		$—
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Equity contracts	Net realized gain (loss) from Futures	$(20)		$7
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Swap agreements

66

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS, INC. August 31, 2015

3. Operating Policies (Continued)

			Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Statement of Operations

Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations
Credit Opportunities Explorer Fund (continued)
Interest rate contracts	Net realized gain (loss) from Futures	$(552)	$1
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(663)	$8
Diversified Real Asset Fund
Foreign exchange contracts	Net realized gain (loss) from Investment	$5,770	$(87)
	transactions, Foreign currency transactions,
	and Options and swaptions/Change in
	unrealized appreciation/(depreciation) of
	Investments, Options and swaptions, and
	Translation of assets and liabilities in
	foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(3,901)	$(125)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$1,869	$(212)
Global Multi-Strategy Fund
Credit contracts	Net realized gain (loss) from Options and	$(680)	$3,021
	swaptions and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Options and swaptions and Swap
	agreements
Equity contracts	Net realized gain (loss) from Investment	$(22,378)	$32,414
	transaction, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
Foreign exchange contracts	Net realized gain (loss) from Investment	$54,116	$6,358
	transactions, Foreign currency transactions,
	and Options and swaptions/Change in
	unrealized appreciation/(depreciation) of
	Investments, Options and swaptions, and
	Translation of assets and liabilities in
	foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$10,915	$(4,571)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$41,973	$37,222
Origin Emerging Markets Fund
Equity contracts	Net realized gain (loss) from Futures	$(4,730)	$(2,964)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Preferred Securities Fund
Equity contracts	Net realized gain (loss) from Investment	$18,967	$—
	transactions and Options and swaptions/
	Change in unrealized
	appreciation/(depreciation) of Investments
	and Options and swaptions
Interest rate contracts	Net realized gain (loss) from Investment	$(10,744)	$(830)
	transactions, Futures contracts, and Options
	and swaptions/Change in unrealized
	appreciation/(depreciation) of Investments,
	and Options and swaptions
	Total	$8,223	$(830)

67

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies (Continued)

Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Credit Opportunities Explorer Fund, Diversified Real Asset Fund, and Global Multi-Strategy Fund. The Preferred Securities Fund uses long and short U.S. Treasury futures contracts to mitigate interest rate volatility. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the periods ended August 31, 2015.

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

68

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

4. Fair Valuation (Continued)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward. The table below includes transfers from Level 1 to Level 2 at August 31, 2015 due to lack of exchange traded valuation data; however, observable market inputs were available to support these valuations:

Global Multi-Strategy Fund	$476,699
Preferred Securities Fund	8,434,587

Below are transfers from Level 2 to Level 1 at August 31, 2015 due to the resumption of trading for previous thinly traded securities:

Global Multi-Strategy Fund	$51,126
Preferred Securities Fund	73,906,619

The following is a summary of the inputs used as of August 31, 2015 in valuing the Funds' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Blue Chip Fund
Common Stocks*		$1,254,688	$—	$—	$1,254,688
Investment Companies*		14,196	—	—	14,196
	Total investments in securities $	1,268,884	$—	$—	$1,268,884

Credit Opportunities Explorer Fund
Bonds*		$—	$16,116	$—	$16,116
Investment Companies*		1,696	—	—	1,696
Senior Floating Rate Interests*		—	675	—	675
	Total investments in securities $	1,696	$16,791	$—	$18,487
Assets
Equity Contracts**
Total Return Swaps		—	13	—	13
Interest Rate Contracts**
Futures		$13	$—	$—	$13
Liabilities
Equity Contracts**
Total Return Swaps		—	(6)	—	(6)
Interest Rate Contracts**
Futures		$(12)	$—	$—	$(12)

69

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

4. Fair Valuation (Continued)

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified Real Asset Fund
Bonds*	$—	$231,797	$—	$231,797
Commodity Indexed Structured Notes*	—	131,526	—	131,526
Common Stocks
Basic Materials	118,404	73,104	—	191,508
Communications	1,284	14,874	—	16,158
Consumer, Cyclical	21,949	9,611	—	31,560
Consumer, Non-cyclical	65,543	79,662	—	145,205
Diversified	3,466	10,488	—	13,954
Energy	774,961	11,591	—	786,552
Financial	251,826	104,135	—	355,961
Industrial	114,807	65,362	—	180,169
Utilities	120,385	100,353	—	220,738
Investment Companies*	430,521	—	—	430,521
Senior Floating Rate Interests*	—	590,330	—	590,330
U.S. Government & Government Agency Obligations*	—	373,506	—	373,506
Purchased Interest Rate Swaptions	—	419	—	419
Purchased Capped Options	—	—	—	—
Purchased Options	219	2,779	—	2,998
Total investments in securities $	1,903,365	$1,799,537	$—	$3,702,902
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$4,950	$—	$4,950
Interest Rate Contracts**
Futures	$85	$—	$—	$85
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(3,129)	$—	$(3,129)
Written Options	—	(1,159)	—	(1,159)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(286)	$—	$(286)
Futures	(354)	—	—	(354)
Interest Rate Swaps	—	(108)	—	(108)
Interest Rate Swaptions	—	(1,177)	—	(1,177)
Options	(30)	—	—	(30)

Dynamic High Yield Explorer Fund
Bonds*	$—	$5,339	$—	$5,339
Investment Companies*	628	—	—	628
Senior Floating Rate Interests*	—	8,966	—	8,966
Total investments in securities $	628	$14,305	$—	$14,933

Global Multi-Strategy Fund
Bonds*	$—	$685,308	$14,148	$699,456
Common Stocks
Basic Materials	53,872	24,125	—	77,997
Communications	94,315	24,040	—	118,355
Consumer, Cyclical	156,604	33,306	—	189,910
Consumer, Non-cyclical	355,547	45,458	—	401,005
Diversified	—	348	—	348
Energy	45,449	3,687	—	49,136
Exchange Traded Funds	—	47	—	47
Financial	174,850	41,512	2,832	219,194
Industrial	136,496	46,143	—	182,639
Technology	94,106	11,720	—	105,826
Utilities	28,761	5,200	—	33,961
Convertible Bonds*	—	79,078	—	79,078
Convertible Preferred Stocks
Basic Materials	2,287	—	—	2,287
Communications	2,334	157	275	2,766
Consumer, Cyclical	1,140	43	—	1,183
Consumer, Non-cyclical	8,421	1,972	—	10,393
Energy	1,929	605	—	2,534
Financial	2,749	2,715	—	5,464
Technology	—	—	123	123
Utilities	4,616	—	—	4,616
Investment Companies*	763,017	—	—	763,017

70

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

4. Fair Valuation (Continued)

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Multi-Strategy Fund (Continued)
Preferred Stocks
Communications	—	891	938	1,829
Consumer, Cyclical	—	2,994	—	2,994
Financial	—	1,190	529	1,719
Industrial	—	—	151	151
Technology	—	194	299	493
Repurchase Agreements*	—	103,544	—	103,544
Senior Floating Rate Interests*	—	50,658	—	50,658
U.S. Government & Government Agency Obligations*	—	110,701	—	110,701
Purchased Interest Rate Swaptions	—	215	—	215
Purchased Options	28,520	2,012	—	30,532
Total investments in securities $	1,955,013	$1,277,863	$19,295	$3,252,171
Short Sales
Bonds	$—	$(70,632)	$—	$(70,632)
Common Stocks
Basic Materials	(14,052)	(3,906)	—	(17,958)
Communications	(36,918)	(5,236)	—	(42,154)
Consumer, Cyclical	(47,922)	(6,241)	—	(54,163)
Consumer, Non-cyclical	(80,627)	(5,473)	—	(86,100)
Energy	(13,830)	(3,436)	—	(17,266)
Financial	(75,880)	(7,345)	—	(83,225)
Industrial	(39,844)	(7,298)	—	(47,142)
Technology	(48,640)	(1,701)	—	(50,341)
Utilities	(15,514)	(590)	—	(16,104)
Preferred Stocks
Basic Materials	—	(366)	—	(366)
Consumer, Cyclical	—	(252)	—	(252)
Consumer, Non-cyclical	—	(89)	—	(89)
Total Short Sales $	(373,227)	$(112,565)	$—	$(485,792)
Assets
Credit Contracts**
Credit Default Swaps	$—	$12,937	$—	$12,937
Exchange Cleared Credit Default Swaps	—	1	—	1
Equity Contracts**
Futures	$20,006	$—	$—	$20,006
Synthetic Futures	—	819	—	819
Total Return Equity Basket Swaps	—	13,511	—	13,511
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$36,133	$—	$36,133
Interest Rate Contracts**
Futures	$2,189	$—	$—	$2,189
Interest Rate Swaps	—	224	—	224
Synthetic Futures	—	60	—	60
Total Return Swaps	—	89	—	89
Liabilities
Credit Contracts**
Credit Default Swaps	$—	$(754)	$—	$(754)
Exchange Cleared Credit Default Swaps	—	(17)	—	(17)
Equity Contracts**
Futures	$(9,408)	$—	$—	$(9,408)
Options	(13,020)	—	—	(13,020)
Synthetic Futures	—	(56)	—	(56)
Total Return Equity Basket Swaps	—	(2,289)	—	(2,289)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(25,627)	$—	$(25,627)
Written Options	—	(801)	—	(801)
Interest Rate Contracts**
Futures	$(3,350)	$—	$—	$(3,350)
Interest Rate Swaptions	—	(2)	—	(2)
Synthetic Futures	—	(860)	—	(860)
Total Return Swaps	—	(29)	—	(29)

71

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

4. Fair Valuation (Continued)

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Global Opportunities Fund
Common Stocks
Basic Materials		$9,901	$4,701	$—	$14,602
Communications		51,678	16,374	—	68,052
Consumer, Cyclical		85,045	66,125	—	151,170
Consumer, Non-cyclical		268,274	168,191	—	436,465
Energy		44,788	17,605	—	62,393
Financial		166,402	129,993	—	296,395
Industrial		41,003	3,714	—	44,717
Technology		110,585	—	—	110,585
Utilities		35,742	26,384	—	62,126
Investment Companies*		16,325	—	—	16,325
	Total investments in securities $	829,743	$433,087	$—	$1,262,830

International Small Company Fund
Common Stocks
Basic Materials		$98	$747	$—	$845
Communications		78	621	—	699
Consumer, Cyclical		89	2,724	—	2,813
Consumer, Non-cyclical		103	1,955	—	2,058
Energy		294	276	—	570
Financial		171	2,696	—	2,867
Industrial		136	2,111	—	2,247
Technology		122	519	—	641
Utilities		—	237	—	237
Investment Companies*		71	—	—	71
Preferred Stocks
Industrial		—	69	—	69
	Total investments in securities $	1,162	$11,955	$—	$13,117

Opportunistic Municipal Fund
Bonds*		$—	$509	$—	$509
Common Stocks*		518	—	—	518
Municipal Bonds*		—	48,374	—	48,374
	Total investments in securities $	518	$48,883	$—	$49,401

Origin Emerging Markets Fund
Common Stocks
Basic Materials		$9,332	$39,431	$—	$48,763
Communications		4,249	67,698	—	71,947
Consumer, Cyclical		16,699	64,153	—	80,852
Consumer, Non-cyclical		34,706	56,865	6,246	97,817
Diversified		—	7,698	—	7,698
Energy		—	12,755	—	12,755
Financial		4,215	167,981	—	172,196
Industrial		39,137	95,141	—	134,278
Technology		99,224	10,314	—	109,538
Utilities		—	36,846	—	36,846
Investment Companies*		25,792	—	—	25,792
	Total investments in securities $	233,354	$558,882	$6,246	$798,482
Liabilities
Equity Contracts**
Futures		$(2,964)	$—	$—	$(2,964)

72

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
August 31, 2015

4. Fair Valuation (Continued)

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Preferred Securities Fund
Bonds*		$—	$2,711,543	$—	$2,711,543
Convertible Bonds*		—	5,756	—	5,756
Convertible Preferred Stocks
Financial		71,883	—	—	71,883
Investment Companies*		81,879	—	—	81,879
Preferred Stocks
Communications		164,461	110,113	—	274,574
Consumer, Non-cyclical		—	24,587	—	24,587
Financial		1,259,459	133,659	—	1,393,118
Government		—	56,462	—	56,462
Industrial		28,592	—	—	28,592
Utilities		97,152	8,886	—	106,038
Purchased Options		25,410	—	—	25,410
	Total investments in securities $	1,728,836	$3,051,006	$—	$4,779,842
Liabilities
Interest Rate Contracts**
Options		$(11,865)	$—	$—	$(11,865)

Real Estate Allocation Fund
Investment Companies*		$321	$—	$—	$321
	Total investments in securities $	321	$—	$—	$321

Real Estate Debt Income Fund
Bonds*		$—	$43,601	$—	$43,601
Investment Companies*		807	—	—	807
	Total investments in securities $	807	$43,601	$—	$44,408

Small-MidCap Dividend Income Fund
Common Stocks*		$1,700,580	$—	$—	$1,700,580
Investment Companies*		77,795	—	—	77,795
	Total investments in securities $	1,778,375	$—	$—	$1,778,375

*	For additional detail regarding sector classifications, please see the Schedules of Investments.
**	Exchange Cleared Swaps, Futures, Foreign Currency Contracts, and Synthetic Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

At the end of the period, there were no Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3.

73

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

		Net Assets of Fund
	First $500	Next $500	Next $500	Over $1.5
	million	million	million	billion
Blue Chip Fund	.70%	.68%	.66%	.65%
Credit Opportunities Explorer Fund	.60	.58	.56	.55
Dynamic High Yield Explorer Fund	.65	.63	.61	.60
Global Multi-Strategy Fund	1.60	1.58	1.56	1.55
Global Opportunities Fund	.85	.83	.81	.80
International Small Company Fund	1.05	1.03	1.01	1.00
Opportunistic Municipal Fund	.50	.48	.46	.45
Origin Emerging Markets Fund	1.20	1.18	1.16	1.15
Real Estate Debt Income Fund	.55	.53	.51	.50
Small-MidCap Dividend Income Fund	.80	.78	.76	.75

			Net Assets of Fund
	First $500	Next $500	Next $500	Next $500	Next $1	Over $3
	million	million	million	million	billion	billion
Diversified Real Asset Fund	.85%	.83%	.81%	.80%	.79%	.78%
Preferred Securities Fund	.75	.73	.71	.70	.69	.68

		All Net Assets
Real Estate Allocation Fund		.00%

In addition to the management fee, R-1, R-2, R-3, R-4 and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class C, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the expenses (excluding interest expense and dividend and interest expense on short sales the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from September 1, 2014 through August 31, 2015
	Class A		Class C	Institutional		Expiration
Blue Chip Fund	1.35%		2.10%	.75%		December 30, 2015
Credit Opportunities Explorer Fund	1.10	*	N/A	.70	*	December 30, 2015
Diversified Real Asset Fund	1.25		2.00	N/A		December 30, 2015
Dynamic High Yield Explorer Fund	1.10	*	N/A	.75	*	December 30, 2015
Global Multi-Strategy Fund	2.00		2.75	1.65		December 30, 2015
Global Opportunities Fund	1.50		2.25	.95	**	December 30, 2015
International Small Company Fund	1.60		N/A	1.20	^	December 30, 2015
Opportunistic Municipal Fund	.90		1.65	.65	***	December 30, 2015
Origin Emerging Markets Fund	1.75	^^	N/A	1.35	^^	December 30, 2015
Real Estate Allocation Fund	.50	^	N/A	.15	^	December 30, 2015
Real Estate Debt Income Fund	1.00	^	N/A	.70	^	December 30, 2015
Small-MidCap Dividend Income Fund	1.40	**	2.15	.88	^^^	December 30, 2015

*Period from September 10, 2014 to August 31, 2015.
**Expired December 31, 2014.
***Period from March 10, 2015 to August 31, 2015, expires December 30, 2016.
^Period from December 31, 2014 to August 31, 2015.
^^Period from January 23, 2015 to August 31, 2015.
^^^Period from July1, 2015 to August 31, 2015, expires December 30, 2016.

74

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses. The limits are expressed as a percentage of average daily net assets attributable to Class P shares on an annualized basis during the reporting period. The limits are as follows:

	Period from September 1, 2014 through August 31, 2015
	Class P		Expiration
Blue Chip Fund	.20%		December 30, 2015
Diversified Real Asset Fund	.20		December 30, 2015
Global Multi-Strategy Fund	.20		December 30, 2015
Global Opportunities Fund	.20		December 30, 2015
International Small Company Fund	.20		December 30, 2015
Opportunistic Municipal Fund	.20		December 30, 2015
Preferred Securities Fund	.20		December 30, 2015
Real Estate Debt Income Fund	.20	*	December 30, 2016
Small-MidCap Dividend Income Fund	.20		December 30, 2015
* Period from June 15, 2015 to August 31, 2015.

In addition, effective January 23, 2015, the Manager has voluntarily agreed to limit the expenses (excluding interest the Fund incurs in connection with investments it makes) for the Institutional class of shares of Origin Emerging Markets Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below 1.25%. The limit is expressed as a percentage of average daily net assets attributable to the class of shares on an annualized basis during the reporting period.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class A, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, .25%, .35%, .30%, .25%, and .10% for Class A, Class C, Class J, R-1, R-2, R-3, and R-4 classes of shares, respectively.

The Distributor has contractually agreed to limit the distribution fees attributable to Class J shares. The limit will maintain the level of distribution fees not to exceed .24% for Class J shares. The contractual limit expires on December 30, 2015.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

75

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. The Distributor receives proceeds of any CDSC on certain Class A, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The Distributor also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Opportunistic Municipal Fund, Preferred Securities Fund, and Real Estate Debt Income Fund and 5.50% for Blue Chip Fund, Global Opportunities Fund, International Small Company Fund, Origin Emerging Markets Fund, Real Estate Allocation Fund, and Small-MidCap Dividend Income Fund. The aggregate amounts of these charges retained by the Distributor for the periods ended August 31, 2015, were as follows (in thousands):

	Class A	Class C	Class J
Blue Chip Fund	$97	$2	N/A
Credit Opportunities Explorer Fund	1	N/A	N/A
Diversified Real Asset Fund	52	9	N/A
Dynamic High Yield Explorer Fund	2	N/A	N/A
Global Multi-Strategy Fund	67	9	N/A
Global Opportunities Fund	14	–	N/A
International Small Company Fund	8	N/A	N/A
Opportunistic Municipal Fund	11	–	N/A
Origin Emerging Markets Fund	5	N/A	N/A
Preferred Securities Fund	243	30	$3
Real Estate Allocation Fund	2	N/A	N/A
Real Estate Debt Income Fund	1	N/A	N/A
Small-MidCap Dividend Income Fund	264	26	N/A

Affiliated Ownership. At August 31, 2015, Principal Life Insurance Company (an affiliate of the Manager), Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, and benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company owned shares of the Funds as follows (amounts in thousands):

	Class A Class C Class P Institutional R-6
Blue Chip Fund	–	–	–	259	N/A
Credit Opportunities Explorer Fund	1,000	N/A	N/A	1,000	N/A
Diversified Real Asset Fund	–	–	–	41,807	1
Dynamic High Yield Explorer Fund	750	N/A	N/A	750	N/A
Global Multi-Strategy Fund	–	–	–	12,335	N/A
Global Opportunities Fund	–	–	–	566	N/A
International Small Company Fund	400	N/A	350	12	N/A
Opportunistic Municipal Fund	750	750	1	1	N/A
Origin Emerging Markets Fund	9	N/A	N/A	28,453	10
Preferred Securities Fund	–	–	–	9,420	N/A
Real Estate Allocation Fund	1	N/A	N/A	1	N/A
Real Estate Debt Income Fund	2,259	N/A	1	2,278	N/A
Small-MidCap Dividend Income Fund	–	–	–	82	N/A

Affiliated Brokerage Commissions. With respect to Preferred Securities Fund, $183,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended August 31, 2015.

76

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

6. Investment Transactions

For the year ended August 31, 2015, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts shown in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Blue Chip Fund	$1,022,479	$220,331	$—	$—
Credit Opportunities Explorer Fund	84,416	66,930	—	—
Diversified Real Asset Fund	2,437,076	1,458,474	—	—
Dynamic High Yield Explorer Fund	27,541	12,286	—	—
Global Multi-Strategy Fund	3,564,537	2,671,341	760,031	888,259
Global Opportunities Fund	1,823,855	1,900,339	—	—
International Small Company Fund	11,844	5,693	—	—
Opportunistic Municipal Fund	39,222	16,675	—	—
Origin Emerging Markets Fund	1,168,730	224,448	—	—
Preferred Securities Fund	891,319	792,116	—	—
Real Estate Allocation Fund	386	47	—	—
Real Estate Debt Income Fund	56,017	10,316	—	—
Small-MidCap Dividend Income Fund	1,126,409	462,481	—	—

For the year ended August 31, 2015, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts shown in thousands):

			Covers on
			Securities	Securities
	Purchases	Sales	Sold Short	Sold Short
Diversified Real Asset Fund	$588,470	$649,435	$—	$—
Global Multi-Strategy Fund	41,049	60,572	676	—

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended August 31, 2015, and August 31, 2015 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income			Tax-Exempt Income^		Capital Gain*
	2015	2014		2015	2014	2015	2014
Blue Chip Fund	$13,424	$1,164	$	— $	— $	3,389	$9
Credit Opportunities Explorer Fund	720	—		—	—	—	—
Diversified Real Asset Fund	50,807	37,135		—	—	17,623	6,354
Dynamic High Yield Explorer Fund	634	—		—	—	—	—
Global Multi-Strategy Fund	25,856	7,661		—	—	28,046	5,336
Global Opportunities Fund	91,280	7,136		—	—	43,405	—
International Small Company Fund	37	—		—	—	—	—
Opportunistic Municipal Fund	—	53		1,171	906	—	—
Preferred Securities Fund	239,040	236,623		—	—	88,651	120,538
Real Estate Allocation Fund	2	—		—	—	—	—
Real Estate Debt Income Fund	937	—		—	—	—	—
Small-MidCap Dividend Income Fund	40,671	18,384		—	—	32,330	15,087

^ The Funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

*The Funds designate these distributions as long-term capital gain dividends per IRC Sec. 852 (b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

77

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

7. Federal Tax Information (Continued)

Distributable Earnings. As of August 31, 2015, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

							Total
	Undistributed	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains	Capital Loss	(Depreciation)	Differences*	(Deficit)
Blue Chip Fund	$3,777	$—	$14,936	$—	$54,130	$—	$72,843
Credit Opportunities Explorer Fund	42	—	—	(402)	(805)	(106)	(1,271)
Diversified Real Asset Fund	25,729	—	—	(134,666)	(120,093)	(4)	(229,034)
Dynamic High Yield Explorer Fund	37	—	—	(324)	(638)	3	(922)
Global Multi-Strategy Fund	25,787	—	63,932	—	(35,162)	(6,684)	47,873
Global Opportunities Fund	17,168	—	11,142	—	23,829	—	52,139
International Small Company Fund	145	—	—	(669)	(11)	—	(535)
Opportunistic Municipal Fund	7	31	—	(1,555)	1,102	—	(415)
Origin Emerging Markets Fund	7,562	—	—	(70,254)	(109,045)	—	(171,737)
Preferred Securities Fund	—	—	39,543	—	268,142	3,700	311,385
Real Estate Allocation Fund	1	—	—	—	(18)	—	(17)
Real Estate Debt Income Fund	—	—	—	(1)	(933)	—	(934)
Small-MidCap Dividend Income Fund	9,107	—	33,783	—	(48,478)	—	(5,588)

*Represents book-to-tax accounting differences related to straddle loss deferrals, constructive sale gain recognition, and defaulted securities.

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At August 31, 2015, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	No Expiration:
				Annual
	Short-Term	Long-Term	Total	Limitations*
Credit Opportunities Explorer Fund	$126	$276	$402	$—
Diversified Real Asset Fund	134,666	—	134,666	—
Dynamic High Yield Explorer Fund	324	—	324	—
International Small Company Fund	669	—	669	—
Opportunistic Municipal Fund	1,313	242	1,555	—
Origin Emerging Markets Fund	65,637	4,617	70,254	21,061
Real Estate Debt Income Fund	1	—	1	—

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained.

Late-Year Losses. A regulated investment company may elect to treat any portion of any qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. At August 31, 2015, Preferred Securities Fund had an approximate late-year capital loss of $404,000.

78

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended August 31, 2015, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Blue Chip Fund	$(450)	$450	$—
Credit Opportunities Explorer Fund	(1)	7	(6)
Diversified Real Asset Fund	11,550	(14,256)	2,706
Dynamic High Yield Explorer Fund	10	(5)	(5)
Global Multi-Strategy Fund	33,783	(38,538)	4,755
Global Opportunities Fund	(527)	527	—
International Small Company Fund	47	(47)	—
Opportunistic Municipal Fund	(3)	3	—
Origin Emerging Markets Fund	(921)	922	(1)
Preferred Securities Fund	6,307	(7,199)	892
Real Estate Debt Income Fund	10	—	(10)
Small-MidCap Dividend Income Fund	2,879	(2,826)	(53)

Federal Income Tax Basis. At August 31, 2015, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Blue Chip Fund	$109,351	$(55,221)	$54,130	$1,214,754
Credit Opportunities Explorer Fund	110	(923)	(813)	19,300
Diversified Real Asset Fund	111,472	(231,003)	(119,531)	3,822,433
Dynamic High Yield Explorer Fund	25	(662)	(637)	15,570
Global Multi-Strategy Fund	97,068	(149,771)	(52,703)	3,304,874
Global Opportunities Fund	70,293	(46,408)	23,885	1,238,945
International Small Company Fund	949	(960)	(11)	13,128
Opportunistic Municipal Fund*	1,442	(347)	1,095	45,234
Origin Emerging Markets Fund	9,303	(118,311)	(109,008)	907,490
Preferred Securities Fund	309,449	(46,100)	263,349	4,511,600
Real Estate Allocation Fund	—	(18)	(18)	339
Real Estate Debt Income Fund	101	(1,033)	(932)	45,340
Small-MidCap Dividend Income Fund	128,066	(176,546)	(48,480)	1,826,855

*The Fund holds floating rate securities which are accounted for differently for GAAP vs. federal income tax purposes. This causes a difference in cost basis and fair market value of investments for tax and GAAP purposes.

8. Subsequent Events

Management has evaluated events or transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

79

Schedule of Investments Blue Chip Fund August 31, 2015

COMMON STOCKS - 99.13%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Banks - 6.14%			Pipelines (continued)
Bank of New York Mellon Corp/The	526,853	$20,969	Kinder Morgan Inc/DE - Warrants (a)	96,500	$ 128
Wells Fargo & Co	1,062,767	56,677			$14,279
		$77,646
			Real Estate - 4.93%
Beverages - 3.54%			Brookfield Asset Management Inc	1,985,021	62,429
Anheuser-Busch InBev SA/NV ADR	241,220	26,271
Diageo PLC ADR	77,153	8,207	REITS - 3.03%
SABMiller PLC ADR	219,679	10,293	American Tower Corp	415,222	38,279
		$44,771

Building Materials - 1.09%			Retail - 14.40%
Martin Marietta Materials Inc	82,236	13,799	AutoZone Inc (a)	17,556	12,570
			CarMax Inc (a)	297,735	18,162
Chemicals - 3.40%			Starbucks Corp	892,375	48,822
Air Products & Chemicals Inc	219,366	30,608	TJX Cos Inc/The	288,023	20,254
Monsanto Co	127,393	12,440	Walgreens Boots Alliance Inc	572,992	49,592
		$43,048	Yum! Brands Inc	412,140	32,876
					$182,276
Commercial Services - 5.84%
MasterCard Inc	665,556	61,478	Semiconductors - 2.10%
Moody's Corp	121,252	12,405	QUALCOMM Inc	470,404	26,616
		$73,883

Diversified Financial Services - 8.99%			Software - 6.37%
			Adobe Systems Inc (a)	331,074	26,013
American Express Co	217,063	16,653
BlackRock Inc	92,076	27,850	Microsoft Corp	1,255,513	54,640
Charles Schwab Corp/The	548,935	16,676			$80,653
FNF Group	240,090	8,742	TOTAL COMMON STOCKS		$1,254,688
Visa Inc	615,676	43,898	INVESTMENT COMPANIES - 1.12%	Shares Held	Value (000	's)
		$113,819	Publicly Traded Investment Fund - 1.12%
Food - 1.98%			Goldman Sachs Financial Square Funds -	14,196,313	14,196
Nestle SA ADR	340,176	25,053	Government Fund

			TOTAL INVESTMENT COMPANIES		$14,196
Healthcare - Products - 1.83%			Total Investments		$1,268,884
Danaher Corp	266,380	23,180	Liabilities in Excess of Other Assets, Net - (0.25)%		$(3,155)
			TOTAL NET ASSETS - 100.00%		$1,265,729
Insurance - 9.20%
Aon PLC	232,665	21,740
Berkshire Hathaway Inc - Class B (a)	482,174	64,631	(a) Non-Income Producing Security
Markel Corp (a)	36,454	30,029
		$116,400

Internet - 10.56%			Portfolio Summary (unaudited)
Amazon.com Inc (a)	36,886	18,918	Sector		Percent
Google Inc - A Shares (a)	57,846	37,474	Financial		32.29%
Google Inc - C Shares (a)	114,132	70,562	Consumer, Non-cyclical		19.25%
Liberty Ventures (a)	168,449	6,693	Consumer, Cyclical		14.97%
		$133,647	Communications		14.29%
			Technology		8.47%
Leisure Products & Services - 0.57%			Energy		3.47%
Liberty TripAdvisor Holdings Inc (a)	285,303	7,238
			Basic Materials		3.40%
			Industrial		2.99%
Media - 3.73%			Exchange Traded Funds		1.12%
Discovery Communications Inc - C Shares (a)	622,015	15,774	Liabilities in Excess of Other Assets, Net		(0.25)%
Liberty Global PLC - C Shares (a)	677,265	30,389	TOTAL NET ASSETS		100.00%
Liberty Global PLC LiLAC (a)	32,298	1,074
		$47,237

Metal Fabrication & Hardware - 1.90%
Precision Castparts Corp	104,539	24,070

Oil & Gas - 2.34%
EOG Resources Inc	122,602	9,601
Exxon Mobil Corp	176,687	13,294
Hess Corp	113,103	6,724
		$29,619

Pharmaceuticals - 6.06%
Valeant Pharmaceuticals International Inc (a)	233,010	53,732
Zoetis Inc	512,893	23,014
		$76,746

Pipelines - 1.13%
Kinder Morgan Inc/DE	436,616	14,151

See accompanying notes.

80

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2015

INVESTMENT COMPANIES - 9.01%	Shares Held	Value (000's)		Principal
			BONDS (continued)	Amount (000's)	Value (000's)
Publicly Traded Investment Fund - 9.01%
BlackRock Liquidity Funds FedFund Portfolio	1,695,533	$1,696	Electronics - 2.56%
			Keysight Technologies Inc
TOTAL INVESTMENT COMPANIES		$1,696	4.55%, 10/30/2024(a)	$500	$482
	Principal
BONDS- 85.60%	Amount (000's)	Value (000's)	Entertainment - 1.72%
Automobile Manufacturers - 1.59%			CCM Merger Inc
			9.13%, 05/01/2019(a)	140	149
Jaguar Land Rover Automotive PLC
5.63%, 02/01/2023(a)	$175	$175	Eldorado Resorts Inc
			7.00%, 08/01/2023(a)	80	79
Navistar International Corp
8.25%, 11/01/2021	145	125	WMG Acquisition Corp
			6.75%, 04/15/2022(a)	100	96
		$300
					$324
Banks- 13.61%
Bank of New York Mellon Corp/The			Food- 2.83%
1.19%, 08/17/2020(b)	250	251	Grupo Bimbo SAB de CV
			4.88%, 06/27/2044(a)	300	269
Barclays PLC
8.25%, 12/29/2049(b)	200	212	Kraft Heinz Foods Co
			5.20%, 07/15/2045(a)	250	263
BPCE SA
4.63%, 07/11/2024(a)	250	244			$532
Citigroup Inc			Healthcare - Products - 0.10%
5.95%, 12/29/2049(b)	400	397
			Universal Hospital Services Inc
Goldman Sachs Group Inc/The			7.63%, 08/15/2020	20	19
5.38%, 12/29/2049(b)	300	294
JPMorgan Chase & Co
5.00%, 12/29/2049(b)	100	98	Healthcare - Services - 2.23%
5.30%, 12/29/2049(b)	200	197	UnitedHealth Group Inc
Popular Inc			4.75%, 07/15/2045	400	420
7.00%, 07/01/2019	90	87
Societe Generale SA			Home Builders - 0.78%
4.25%, 04/14/2025(a)	400	382
			WCI Communities Inc
State Street Corp			6.88%, 08/15/2021	140	147
1.22%, 08/18/2020(b)	400	401
		$2,563
			Insurance - 7.17%
Biotechnology - 2.66%			MetLife Inc
Celgene Corp			10.75%, 08/01/2069	500	791
3.88%, 08/15/2025	300	298	Prudential Financial Inc
5.00%, 08/15/2045	200	202	5.38%, 05/15/2045(b)	400	396
		$500	Voya Financial Inc
			5.65%, 05/15/2053(b)	160	162
Building Materials - 1.11%
Cemex SAB de CV					$1,349
7.25%, 01/15/2021(a)	200	209
			Media- 5.89%
			CCO Safari II LLC
			4.91%, 07/23/2025(a)	100	99
Commercial Mortgage Backed Securities - 5.91%
			6.83%, 10/23/2055(a)	500	504
CD 2007-CD4 Commercial Mortgage Trust
5.37%, 12/11/2049	200	207	DISH DBS Corp
COMM 2013-CCRE6 Mortgage Trust			6.75%, 06/01/2021	135	135
4.31%, 03/10/2046(a),(b)	100	93	Time Warner Cable Inc
Commercial Mortgage Pass Through			7.30%, 07/01/2038	300	318
Certificates			WideOpenWest Finance LLC /
4.93%, 10/15/2045(a),(b)	200	207	WideOpenWest Capital Corp
JP Morgan Chase Commercial Mortgage			10.25%, 07/15/2019	50	52
Securities Trust 2007-C1					$1,108
6.16%, 02/15/2051(b)	200	213
			Metal Fabrication & Hardware - 0.61%
JPMBB Commercial Mortgage Securities			Wise Metals Intermediate Holdings LLC/Wise
Trust 2014-C24			Holdings Finance Corp
(b)
1.23%, 11/15/2047	2,715	171	9.75%, PIK 9.75%, 06/15/2019(a),(c)	125	115
4.57%, 11/15/2047(b)	225	221
		$1,112
			Mining - 1.30%
Computers - 0.98%			FMG Resources August 2006 Pty Ltd
Seagate HDD Cayman			9.75%, 03/01/2022(a)	80	73
4.88%, 06/01/2027(a)	200	184	Southern Copper Corp
			5.88%, 04/23/2045	200	172
Diversified Financial Services - 1.60%					$245
Credit Acceptance Corp			Oil & Gas - 3.58%
7.38%, 03/15/2023(a)	95	97
			ConocoPhillips Co
Fly Leasing Ltd			1.22%, 05/15/2022(b)	300	300
6.38%, 10/15/2021	200	205	EP Energy LLC / Everest Acquisition Finance
		$302	Inc
			7.75%, 09/01/2022	40	37
			9.38%, 05/01/2020	80	77

See accompanying notes.

81

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2015

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Oil & Gas (continued)			Automobile Manufacturers - 0.37%
Halcon Resources Corp			Navistar Inc, Term Loan B
9.75%, 07/15/2020	$55	$20	6.50%, 08/06/2020(b)	$70	$69
Ocean Rig UDW Inc
7.25%, 04/01/2019(a)	140	73
			Chemicals - 0.26%
Pacific Exploration and Production Corp
5.38%, 01/26/2019(a)	200	108	AZ Chem US Inc, Term Loan
			7.50%, 06/10/2022(b)	50	50
Seventy Seven Operating LLC
6.63%, 11/15/2019	90	59
		$674	Electronics - 0.31%
			Isola USA Corp, Term Loan B
Pharmaceuticals - 3.54%			9.25%, 11/29/2018(b)	68	58
Forest Laboratories LLC
4.88%, 02/15/2021(a)	500	534
Valeant Pharmaceuticals International Inc			Forest Products & Paper - 0.76%
5.38%, 03/15/2020(a)	85	87	Caraustar Industries Inc, Term Loan B
5.88%, 05/15/2023(a)	45	46	8.00%, 05/01/2019(b)	100	99
		$667	NewPage Corp, Term Loan B
			9.50%, 02/05/2021(b)	75	44
Pipelines - 8.30%					$143
Columbia Pipeline Group Inc
5.80%, 06/01/2045(a)	500	480	Healthcare - Services - 0.44%
Energy Transfer Partners LP			MPH Acquisition Holdings LLC, Term Loan
5.15%, 03/15/2045	450	379	B
EnLink Midstream Partners LP			3.75%, 03/19/2021(b)	84	83
5.05%, 04/01/2045	400	335
Williams Partners LP			Insurance - 0.52%
5.10%, 09/15/2045	450	368	Asurion LLC, Term Loan
		$1,562	8.50%, 02/19/2021(b)	100	98
Retail - 6.55%
Building Materials Holding Corp			Oil & Gas - 0.37%
9.00%, 09/15/2018(a)	165	176
			Drillships Financing Holding Inc, Term Loan
CVS Health Corp			B1
5.13%, 07/20/2045	550	588	6.00%, 03/31/2021(b)	99	70
Landry's Holdings II Inc
10.25%, 01/01/2018(a)	120	124
McDonald's Corp			REITS- 0.05%
4.60%, 05/26/2045	350	346	iStar Inc, Term Loan A2
			7.00%, 03/19/2017(b)	10	10
		$1,234

Semiconductors - 1.64%			TOTAL SENIOR FLOATING RATE INTERESTS		$675
Intel Corp			Total Investments		$18,487
4.90%, 07/29/2045	300	309	Other Assets in Excess of Liabilities, Net - 1.81%		$340
			TOTAL NET ASSETS - 100.00%		$18,827
Software - 0.74%
Activision Blizzard Inc
6.13%, 09/15/2023(a)	130	140	(a)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
			registration, normally to qualified institutional buyers. At the end of the
Telecommunications - 7.29%			period, the value of these securities totaled $6,141 or 32.62% of net assets.
Altice Finco SA			(b)	Variable Rate. Rate shown is in effect at August 31, 2015.
8.13%, 01/15/2024(a)	200	202
			(c)	Payment in kind; the issuer has the option of paying additional securities
AT&T Inc			in lieu of cash.
4.75%, 05/15/2046	300	273
Verizon Communications Inc
4.67%, 03/15/2055	800	693
Wind Acquisition Finance SA			Portfolio Summary (unaudited)
7.38%, 04/23/2021(a)	200	205	Sector		Percent
		$1,373	Financial		22.94%
			Communications		13.18%
Transportation - 1.31%			Energy		12.26%
Eletson Holdings			Consumer, Non-cyclical		11.79%
9.63%, 01/15/2022(a)	145	132
			Consumer, Cyclical		11.03%
Navios Maritime Acquisition Corp / Navios			Exchange Traded Funds		9.01%
Acquisition Finance US Inc			Industrial		6.40%
8.13%, 11/15/2021(a)	120	114
			Mortgage Securities		5.91%
		$246	Technology		3.36%
TOTAL BONDS		$16,116	Basic Materials		2.32%
SENIOR FLOATING RATE INTERESTS - Principal			Other Assets in Excess of Liabilities, Net		1.80%
3.58%	Amount (000's) Value (000's)		TOTAL NET ASSETS		100.00%
Aerospace & Defense - 0.50%
B/E Aerospace Inc, Term Loan B
4.00%, 11/19/2021(b)	$94	$94

See accompanying notes.

82

Schedule of Investments
Credit Opportunities Explorer Fund
August 31, 2015

Futures Contracts

								Unrealized
Type	Long/Short	Contracts	Notional Value				Fair Value	Appreciation/(Depreciation)
Euro Bund 10 Year Bund; December 2015	Long		3	$520			$516		$(4)
Euro-Bobl 5 Year; December 2015	Long		7	1,009			1,007		(2)
UK 10 Year Gilt; December 2015	Long		5	898			899		1
US 10 Year Note; December 2015	Short		35	4,459			4,447		12
US Ultra Bond; December 2015	Short		27	4,271			4,277		(6)
Total							$		1

Amounts in thousands except contracts
Total Return Swaps

			Pay/Receive	Financing	Expiration			Fair Value
Counterparty (Issuer) Reference Entity		Shares	Positive Return	Rate	Date	Notional	Amount	Asset	Liability
Barclays Bank PLC	Price return based on Principal Global	N/A	Receive	0.80%	09/11/2015		$100	$—	$(6)
Dynamic VIX Alpha Excess Return Strategy
Barclays Bank PLC	Price return based on S&P 500 Dynamic VIX	N/A	Receive	1.40%	09/11/2015		100	13	—
Futures Excess Return Index
Total								$13	$(6)

Amounts in thousands except contracts

See accompanying notes.

83

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

COMMON STOCKS - 52.56%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Agriculture - 0.28%			Electric (continued)
Adecoagro SA (a)	49,847	$397	Enel Green Power SpA	808,108	$1,535
Archer-Daniels-Midland Co	104,293	4,692	Energa SA	172,943	894
Bunge Ltd	59,771	4,331	Engie	516,933	9,232
SLC Agricola SA (b)	194,000	864	Eversource Energy	95,500	4,511
		$10,284	Huadian Fuxin Energy Corp Ltd	3,482,000	1,227
			Infraestructura Energetica Nova SAB de CV	444,400	1,976
Automobile Manufacturers - 0.09%			ITC Holdings Corp	249,400	8,155
Mahindra & Mahindra Ltd	173,315	3,181	NextEra Energy Inc	11,700	1,151
			PG&E Corp	352,700	17,487
Beverages - 0.01%			Red Electrica Corp SA	101,200	8,053
Mcleod Russel India Ltd - Warrants (a),(c)	212,608	531	Xcel Energy Inc	125,100	4,220
					$73,943

Building Materials - 0.15%			Electronics - 0.10%
Boise Cascade Co (a)	84,116	2,729	Trimble Navigation Ltd (a)	185,610	3,508
Duratex SA	140,900	215
Norbord Inc	167,589	2,753	Energy - Alternate Sources - 0.12%
		$5,697	China Longyuan Power Group Corp Ltd	1,123,000	1,191
Chemicals - 1.64%			Ence Energia y Celulosa SA	737,183	2,414
Agrium Inc	39,126	4,063	NextEra Energy Partners LP	9,476	286
Air Products & Chemicals Inc	3,229	451	TerraForm Power Inc	29,718	669
CF Industries Holdings Inc	96,396	5,531			$4,560
China BlueChemical Ltd	4,234,000	1,202	Engineering & Construction - 1.28%
Cytec Industries Inc	9,331	692	Aeroports de Paris	34,000	3,899
Dow Chemical Co/The	26,829	1,174	Beijing Capital International Airport Co Ltd	2,545,400	2,739
FMC Corp	26,144	1,106	Eiffage SA	39,258	2,515
Givaudan SA (a)	2,495	4,290
			Ferrovial SA	312,712	7,456
Israel Chemicals Ltd	419,322	2,361	Flughafen Zuerich AG	10,415	8,283
K+S AG	75,409	2,815	Fraport AG Frankfurt Airport Services	27,060	1,632
Koninklijke DSM NV	53,807	2,826	Worldwide
Mosaic Co/The	68,360	2,791	Grupo Aeroportuario del Pacifico SAB de CV	40,000	3,345
Novozymes A/S	39,216	1,705	ADR
OCI NV (a)	84,009	2,471
			Hopewell Highway Infrastructure Ltd	2,480,500	1,187
Platform Specialty Products Corp(a),(b)	74,015	1,417	SBA Communications Corp (a)	116,800	13,806
Potash Corp of Saskatchewan Inc	98,304	2,556	Vinci SA	37,012	2,381
Potash Corp of Saskatchewan Inc	65,638	1,709			$47,243
Sensient Technologies Corp	38,566	2,513
Symrise AG	33,005	1,987	Food - 1.40%
Syngenta AG	29,420	9,863	Ajinomoto Co Inc	118,000	2,592
Tessenderlo Chemie NV (a)	97,938	3,448	Almarai Co - Warrants (a),(b),(c),(d)	67,222	1,502
WR Grace & Co (a)	4,586	454	Aryzta AG (a)	62,283	3,193
Yara International ASA	68,578	3,060	BRF SA	203,500	3,890
		$60,485	Cal-Maine Foods Inc	51,338	2,727
			ConAgra Foods Inc	105,969	4,417
Coal - 0.02%			Darling Ingredients Inc (a)	169,561	2,177
CONSOL Energy Inc	47,011	716	Fuji Oil Co Ltd/Osaka	126,100	1,744
			Hain Celestial Group Inc/The (a)	40,919	2,490
Commercial Services - 1.63%			Hormel Foods Corp	70,133	4,285
Abertis Infraestructuras SA	827,466	13,662	Iwatsuka Confectionery Co Ltd (b)	23,000	1,150
Atlantia SpA	445,817	11,910	Kato Sangyo Co Ltd	42,200	949
COSCO Pacific Ltd (c)	1,380,000	1,816	McCormick & Co Inc/MD	29,100	2,307
Hamburger Hafen und Logistik AG	124,675	2,270	NH Foods Ltd	76,000	1,751
Hutchison Port Holdings Trust	13,018,300	6,840	Sao Martinho SA	84,600	706
Multi-Color Corp	38,072	2,509	Saputo Inc	128,811	2,967
OHL Mexico SAB de CV (a)	920,300	1,232	Sysco Corp	110,253	4,396
Transurban Group	2,916,972	20,082	Tate & Lyle PLC	249,258	2,051
		$60,321	Tingyi Cayman Islands Holding Corp	662,000	1,017
			Toyo Suisan Kaisha Ltd	41,500	1,554
Consumer Products - 0.13%			Tyson Foods Inc	93,577	3,956
Kimberly-Clark Corp	38,919	4,146			$51,821
Wausau Paper Corp	75,305	587
		$4,733	Forest Products & Paper - 3.12%
			Acadian Timber Corp (b)	113,119	1,707
Cosmetics & Personal Care - 0.32%			BillerudKorsnas AB	91,002	1,387
Svenska Cellulosa AB SCA	306,668	8,722	Canfor Corp (a)	489,170	7,474
Unicharm Corp	156,900	3,166	Clearwater Paper Corp (a)	44,371	2,487
		$11,888	Deltic Timber Corp (b)	132,944	8,257
			Empresas CMPC SA (b)	3,243,061	8,873
Electric - 2.00%
American Electric Power Co Inc	57,700	3,133	Fibria Celulose SA ADR	661,119	9,401
Dominion Resources Inc/VA	23,700	1,653	Holmen AB	141,287	3,974
			Interfor Corp (a)	292,021	2,819
Duke Energy Corp	67,800	4,808
Edison International	68,900	4,029	International Paper Co	77,601	3,348
Electricite de France SA	87,090	1,879	Klabin SA	1,907,300	10,597

See accompanying notes.

84

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Forest Products & Paper (continued)			Mining (continued)
Metsa Board OYJ	175,011	$1,074	B2Gold Corp (a)	414,780	$486
Mondi PLC	486,381	10,931	Barrick Gold Corp	110,176	766
Nine Dragons Paper Holdings Ltd	1,448,000	813	BHP Billiton Ltd ADR	31,008	1,142
Pope Resources a Delaware LP (b)	48,284	3,162	Century Aluminum Co (a)	23,300	131
Portucel SA	256,263	915	Constellium NV (a)	108,182	709
Smurfit Kappa Group PLC	27,633	803	Eldorado Gold Corp	230,024	687
Smurfit Kappa Group PLC	156,610	4,619	First Quantum Minerals Ltd	155,544	811
Stora Enso OYJ	514,808	4,568	Freeport-McMoRan Inc	42,811	456
Sumitomo Forestry Co Ltd	150,100	1,679	Glencore PLC (a)	442,762	999
Suzano Papel e Celulose SA	1,798,500	8,708	Guyana Goldfields Inc (a),(c)	31,955	98
TFS Corp Ltd (b)	1,981,473	2,179	Guyana Goldfields Inc (a)	117,225	360
UPM-Kymmene OYJ	182,595	3,035	Ivanhoe Mines Ltd (a)	103,713	63
West Fraser Timber Co Ltd	234,711	9,140	Lonmin PLC (a)	4,487	2
Western Forest Products Inc	2,246,775	3,228	Lundin Mining Corp (a)	336,235	1,142
		$115,178	Northern Dynasty Minerals Ltd (a)	29,655	15
			Platinum Group Metals Ltd (a)	64,574	19
Gas - 3.14%			Randgold Resources Ltd ADR	28,460	1,716
Atmos Energy Corp	30,900	1,693	Rio Tinto PLC ADR	29,613	1,087
Beijing Enterprises Holdings Ltd	523,200	3,052	Silver Wheaton Corp	37,769	462
CenterPoint Energy Inc	500,100	9,312	South32 Ltd ADR(a)	11,648	63
Centrica PLC	614,477	2,275	Southern Copper Corp	44,239	1,179
China Gas Holdings Ltd	1,575,000	2,306	Tahoe Resources Inc	56,261	470
ENN Energy Holdings Ltd	1,069,600	5,464			$14,501
Hong Kong & China Gas Co Ltd	4,635,510	8,748
Keyera Corp	66,200	2,032	Miscellaneous Manufacturers - 0.06%
National Grid PLC	2,007,507	26,450	LSB Industries Inc (a)	46,102	1,103
NiSource Inc	380,900	6,396	Raven Industries Inc	64,139	1,162
ONE Gas Inc	108,743	4,673			$2,265
Sempra Energy	232,600	22,062
Snam SpA	1,160,100	5,667	Oil & Gas - 1.94%
			Africa Oil Corp (a)	22,619	35
Tokyo Gas Co Ltd	1,298,100	7,092	Africa Oil Corp (a)	6,686	10
Western Gas Equity Partners LP	165,617	8,794
		$116,016	Anadarko Petroleum Corp	57,057	4,084
			Antero Midstream Partners LP	474,802	10,996
Holding Companies - Diversified - 0.38%			Antero Resources Corp (a)	32,159	831
Cengage Learning Holdings II LP	11,792	313	Bankers Petroleum Ltd (a)	137,226	245
China Merchants Holdings International Co	3,141,099	10,488	Cimarex Energy Co	20,023	2,213
Ltd			Cobalt International Energy Inc (a)	87,819	703
Empresas COPEC SA	322,546	3,153	Concho Resources Inc (a)	38,914	4,209
		$13,954	Crew Energy Inc (a)	87,612	298
			Devon Energy Corp	52,559	2,242
Home Builders - 0.35%			EOG Resources Inc	39,607	3,102
DR Horton Inc	106,921	3,247	EQT GP Holdings LP	89,012	2,895
Lennar Corp - A Shares	71,946	3,662	Genel Energy PLC (a)	74,856	407
PulteGroup Inc	154,822	3,203	Gulfport Energy Corp (a)	30,430	1,090
Toll Brothers Inc (a)	72,698	2,688
			Hess Corp	19,263	1,145
		$12,800	Kosmos Energy Ltd (a)	57,822	405
			Laredo Petroleum Inc (a)	68,280	696
Home Furnishings - 0.08%
Rational AG (b)	7,128	2,929	Lekoil Ltd (a)	326,302	87
			Marathon Oil Corp	78,534	1,358
			Marathon Petroleum Corp	46,088	2,180
Iron & Steel - 0.04%			MEG Energy Corp (a),(d)	6,400	57
Reliance Steel & Aluminum Co	23,129	1,344	MEG Energy Corp (a)	47,537	427
			Newfield Exploration Co (a)	38,026	1,267
Lodging - 0.14%			Noble Energy Inc	85,404	2,853
			NuVista Energy Ltd (a)	76,142	329
Accor SA	105,581	4,999
			Oasis Petroleum Inc (a)	30,332	339
			Occidental Petroleum Corp	25,534	1,864
Machinery - Diversified - 1.04%			Oil Search Ltd	89,195	434
AGCO Corp	196,205	9,622	Patterson-UTI Energy Inc	82,247	1,339
ANDRITZ AG	49,340	2,357	PDC Energy Inc (a)	38,679	2,173
Deere & Co	125,853	10,292	Phillips 66	28,882	2,284
Kubota Corp	454,000	7,066	Pioneer Natural Resources Co	8,460	1,041
Manitowoc Co Inc/The	155,532	2,657	Range Resources Corp	39,140	1,512

Middleby Corp/The(a)	37,195	4,038	Rice Energy Inc (a)	52,757	1,026
Valmet OYJ	223,071	2,243	Rowan Cos PLC	27,432	493
		$38,275	Seven Generations Energy Ltd (a)	22,220	232
Metal Fabrication & Hardware - 0.07%			Suncor Energy Inc	89,910	2,539
			Valero Energy Partners LP (b)	208,301	10,796
Valmont Industries Inc	24,814	2,638
			Western Refining Inc	23,062	992
			Whiting Petroleum Corp (a)	28,813	557
Mining - 0.39%					$71,785
Agnico Eagle Mines Ltd	43,393	1,062
Alacer Gold Corp (a)	263,971	576

See accompanying notes.

85

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Oil & Gas Services - 1.01%			Real Estate (continued)
Cameron International Corp (a)	51,009	$3,405	Hispania Activos Inmobiliarios SA (a)	75,320	$1,142
Core Laboratories NV	5,433	628	Hongkong Land Holdings Ltd	1,276,040	8,841
Dril-Quip Inc (a)	33,087	2,281	LEG Immobilien AG (a)	55,488	4,160
Flotek Industries Inc (a)	50,913	996	Mitsui Fudosan Co Ltd	454,000	12,580
FMC Technologies Inc (a)	36,025	1,253	New World Development Co Ltd	4,713,000	4,797
Halliburton Co	74,361	2,926	Nomura Real Estate Holdings Inc	257,300	4,827
Independence Contract Drilling Inc (a)	62,648	434	St Joe Co/The (a)	106,592	1,860
RPC Inc	41,708	485	Sun Hung Kai Properties Ltd	620,750	7,876
Schlumberger Ltd	40,968	3,170	UNITE Group PLC/The	479,555	4,740
Superior Energy Services Inc	68,576	1,091			$73,187
Targa Resources Corp	315,209	20,823
		$37,492	REITS - 7.65%
			Alexandria Real Estate Equities Inc	65,632	5,644
Packaging & Containers - 0.98%			American Tower Corp	356,178	32,836
Ball Corp	78,001	5,141	Apartment Investment & Management Co	124,163	4,474
Crown Holdings Inc (a)	77,351	3,834	AvalonBay Communities Inc	42,752	7,057
FP Corp	54,600	1,892	Boston Properties Inc	52,955	6,004
Graphic Packaging Holding Co	462,578	6,522	Care Capital Properties Inc	30,481	969
Huhtamaki OYJ	35,906	1,167	CatchMark Timber Trust Inc	277,336	2,793
KapStone Paper and Packaging Corp	53,797	1,172	Crown Castle International Corp	253,100	21,106
Mayr Melnhof Karton AG	7,456	876	CubeSmart	226,044	5,717
Packaging Corp of America	94,115	6,316	DDR Corp	238,313	3,644
Sealed Air Corp	54,861	2,823	Duke Realty Corp	238,067	4,299
WestRock Co	106,006	6,292	EPR Properties	66,320	3,375
		$36,035	Equity One Inc	160,215	3,767
			Equity Residential	71,997	5,130
Pharmaceuticals - 0.15%			Essex Property Trust Inc	44,460	9,542
Neogen Corp (a)	13,212	682
			Federal Realty Investment Trust	31,386	4,051
Zoetis Inc	110,210	4,945	General Growth Properties Inc	248,849	6,316
		$5,627	Goodman Group	1,147,301	4,958
Pipelines - 18.19%			Great Portland Estates PLC	414,088	5,223
APA Group	283,882	1,771	Kilroy Realty Corp	104,329	6,767
Buckeye Partners LP (b)	541,604	38,140	Klepierre	135,982	5,984
Columbia Pipeline Group Inc	572,374	14,515	Land Securities Group PLC	422,479	8,070
Columbia Pipeline Partners LP	322,817	6,401	Mirvac Group	4,969,443	6,178
DCP Midstream Partners LP	242,563	6,840	Pebblebrook Hotel Trust	151,162	5,753
Enbridge Energy Management LLC	120,063	3,380	Plum Creek Timber Co Inc	303,473	11,681
Enbridge Energy Partners LP (b)	698,159	19,744	Potlatch Corp	211,579	6,986
Enbridge Inc	720,527	29,777	Prologis Inc	201,593	7,660
Energy Transfer Equity LP	1,707,239	47,888	Public Storage	49,225	9,907
EnLink Midstream LLC	240,377	5,735	Rayonier Inc	537,469	12,362
Enterprise Products Partners LP	1,957,890	55,036	Simon Property Group Inc	105,397	18,900
EQT Midstream Partners LP	258,002	20,073	SL Green Realty Corp	72,867	7,542
			Strategic Hotels & Resorts Inc (a)	251,637	3,395
Genesis Energy LP	266,080	11,617
Inter Pipeline Ltd	368,200	7,892	Sun Communities Inc	57,721	3,764
Kinder Morgan Inc/DE	1,045,829	33,895	Ventas Inc	121,925	6,708
Koninklijke Vopak NV	128,600	5,287	Westfield Corp	1,060,141	7,341
Magellan Midstream Partners LP (b)	808,427	57,051	Weyerhaeuser Co	464,409	12,976
MarkWest Energy Partners LP	500,738	28,227	Workspace Group PLC	283,312	3,895
MPLX LP (b)	258,019	12,803			$282,774
ONEOK Inc	166,517	5,996	Storage & Warehousing - 0.05%
ONEOK Partners LP	226,439	7,325	Safestore Holdings PLC	375,985	1,683
Pembina Pipeline Corp	329,740	9,150
Phillips 66 Partners LP (b)	252,417	15,751
Plains All American Pipeline LP	1,194,094	43,059	Telecommunications - 0.44%
SemGroup Corp	75,500	4,153	Cellnex Telecom SAU (a),(d)	160,500	2,841
Shell Midstream Partners LP	255,691	10,118	Eutelsat Communications SA	162,973	4,910
Spectra Energy Corp	348,700	10,137	Intelsat SA (a)	132,800	1,284
Spectra Energy Partners LP	485,477	24,730	SES SA	240,100	7,123
Sunoco Logistics Partners LP (b)	865,155	29,268			$16,158
Tesoro Logistics LP	378,196	19,973
			Textiles - 0.16%
TransCanada Corp	124,900	4,358	Mohawk Industries Inc (a)	30,301	5,968
Veresen Inc	788,500	8,145
Western Gas Partners LP (b)	458,662	26,983
Williams Cos Inc/The	970,569	46,781	Transportation - 1.20%
		$671,999	Central Japan Railway Co	32,800	5,370
			CSX Corp	202,300	5,539
Real Estate - 1.98%			Euronav NV	48,048	643
Aeon Mall Co Ltd	287,200	4,832	Groupe Eurotunnel SE	1,057,269	14,299
CapitaLand Ltd	2,438,700	4,887	Kansas City Southern	49,400	4,581
Dalian Wanda Commercial Properties Co Ltd	258,800	1,596	Prumo Logistica SA (a)	4,575,100	795
(d)
			Union Pacific Corp	154,900	13,281
Deutsche Wohnen AG	222,272	5,849			$44,508
Fabege AB	367,884	5,200

See accompanying notes.

86

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)		Principal		Value
				BONDS (continued)	Amount (000's)		(000	's)
Water- 0.83%
American Water Works Co Inc	275,300	$14,300		Sovereign (continued)
Pennon Group PLC	138,926	1,635		Japanese Government CPI Linked Bond
Severn Trent PLC	213,400	6,768		0.10%, 09/10/2024	JPY	744,500	$6,525
United Utilities Group PLC	619,100	8,076		Mexican Udibonos
		$30,779		4.00%, 06/13/2019	MXN	76,773	4,936
TOTAL COMMON STOCKS		$1,941,805		New Zealand Government Bond
INVESTMENT COMPANIES - 11.65%	Shares Held	Value (000	's)	3.06%, 09/20/2030(e)	NZD	6,693	4,840
							$24,014
Publicly Traded Investment Fund - 11.65%				TOTAL BONDS			$231,797
BlackRock Liquidity Funds FedFund Portfolio	353,896,342	353,896

Cash Account Trust - Government & Agency	76,624,745	76,625		COMMODITY INDEXED STRUCTURED	Principal
Portfolio - Government Cash Managed				NOTES- 3.56%	Amount (000's)		Value (000	's)

		$430,521		Banks- 3.00%
TOTAL INVESTMENT COMPANIES		$430,521		BNP Paribas SA; Dow Jones - UBS
	Principal			Commodity Index Linked Note
BONDS- 6.28%	Amount (000's)	Value (000	's)	0.00%, 12/12/2016(a),(e),(g)		$2,300	2,552
				0.00%, 12/12/2016(a),(e),(g)		6,000	6,971
Federal & Federally Sponsored Credit - 1.49%				0.09%, 09/01/2015(c),(e)		2,800	1,700
Federal Farm Credit Banks				0.10%, 11/04/2016(e)		11,000	11,194
0.19%, 09/19/2016(e)	$10,000	$9,999

0.19%, 11/22/2016(e)	7,000	7,004
				CIBC; Dow Jones - UBS Commodity Index
				Linked Note
0.22%, 03/13/2017(e)	7,000	7,008		0.11%, 09/19/2016(e)		3,000	2,499

0.22%, 03/29/2017(e)	7,000	7,007		0.15%, 09/01/2015(c),(e)		4,000	2,217
0.23%, 02/13/2017(e)	9,600	9,614		0.23%, 10/24/2016(e)		6,400	5,991
0.28%, 07/27/2016(e)	10,000	10,008

0.30%, 11/07/2016(e)	4,200	4,205		Deutsche Bank AG/London; Dow Jones - UBS
				Commodity Index Linked Note
		$54,845		0.05%, 10/14/2016(d),(e)		2,800	2,621
				0.05%, 11/17/2016(d),(e)		8,200	8,147
Finance - Mortgage Loan/Banker - 4.13%
				0.06%, 12/15/2016(d),(e)		8,500	9,883
Fannie Mae
0.21%, 07/25/2016(e)	8,000	8,005		JPMorgan Chase Bank NA; Dow Jones - UBS
0.21%, 01/26/2017(e)	8,000	8,007		Commodity Index Linked Note
0.22%, 08/15/2016(e)	8,000	8,006		0.14%, 09/01/2016(e)		6,400	5,924
0.48%, 10/03/2016(e)	4,500	4,514		0.15%, 09/29/2016(d),(e)		7,800	7,487
Federal Home Loan Bank Discount Notes				Royal Bank of Canada; Dow Jones - UBS
0.23%, 01/22/2016(f)	8,000	7,993		Commodity Index Linked Note
0.24%, 01/26/2016(f)	8,000	7,993		0.00%, 10/11/2016(a),(d),(e),(g)		3,000	3,329
0.25%, 02/08/2016(f)	10,000	9,988		0.10%, 09/03/2015(c),(d),(e)		3,520	2,137
0.28%, 04/28/2016(f)	8,000	7,985		0.10%, 10/11/2016(d),(e)		9,000	8,425
0.30%, 05/20/2016(f)	6,000	5,986		0.11%, 09/01/2015(c),(d),(e)		2,900	1,607
				0.14%, 08/29/2016(d),(e)		4,600	3,831
Federal Home Loan Banks
0.20%, 08/25/2017(e)	12,000	12,003		Societe Generale SA; Dow Jones - UBS
0.34%, 02/22/2016	5,500	5,500		Commodity Index Linked Note
				0.19%, 11/15/2016(d),(e)		7,500	7,458
0.35%, 01/28/2016	5,000	5,001
0.40%, 06/17/2016	4,700	4,696		UBS AG; Dow Jones - UBS Commodity
0.70%, 04/28/2017	8,500	8,496		Index Linked Note
				0.00%, 10/31/2016(a),(e)		3,100	3,439
Freddie Mac
0.18%, 12/12/2016(e)	8,000	8,005		0.13%, 04/18/2016(e)		2,400	1,948
0.20%, 07/21/2016(e)	7,000	7,004		0.14%, 09/03/2015(c),(e)		3,700	2,270
0.20%, 01/12/2017(e)	6,000	5,999		0.15%, 09/01/2015(c),(e)		3,400	1,882
0.20%, 01/13/2017(e)	6,000	6,004		0.15%, 09/26/2016(e)		3,000	2,777
				0.15%, 10/31/2016(e)		4,400	4,478
0.75%, 04/28/2017	7,000	6,980
Freddie Mac Discount Notes							$110,767
0.17%, 11/04/2015(f)	6,800	6,798
				Supranational Bank - 0.56%
0.28%, 05/12/2016(f)	7,500	7,483
				International Bank for Reconstruction &
		$152,446		Development; Dow Jones - UBS Commodity
Media- 0.01%				Index Linked Note
				0.42%, 06/01/2016(e)		28,400	20,759
iHeartCommunications Inc
9.00%, 12/15/2019	523	492
				TOTAL COMMODITY INDEXED STRUCTURED NOTES			$131,526
				Principal
Sovereign - 0.65%				SENIOR FLOATING RATE INTERESTS - 15.98%	Amount (000's)		Value (000	's)
Bundesrepublik Deutschland Bundesobligation
Inflation Linked Bond				Advertising - 0.12%
0.75%, 04/15/2018	EUR 1,057	1,212		Advantage Sales & Marketing Inc, Term
Deutsche Bundesrepublik Inflation Linked				Loan
Bond				7.50%, 07/21/2022(e)		$1,000	$970
1.50%, 04/15/2016	6	6		Advantage Sales & Marketing Inc, Term Loan
Italy Buoni Poliennali Del Tesoro				B
2.10%, 09/15/2016	11	12		4.25%, 07/21/2021(e)		2,036	2,011
2.35%, 09/15/2024(d)	4,334	5,426
2.55%, 09/15/2041	540	722
2.60%, 09/15/2023	264	335

See accompanying notes.

87

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Advertising (continued)			Commercial Services (continued)
Checkout Holding Corp, Term Loan B			iQor US Inc, Term Loan B
4.50%, 04/03/2021(e)	$1,733	$1,533	6.00%, 02/19/2021(e)	$2,754	$2,231
		$4,514	Laureate Education Inc, Term Loan B
			5.00%, 06/16/2018(e)	645	592
Aerospace & Defense - 0.25%			Pharmaceutical Product Development LLC,
B/E Aerospace Inc, Term Loan B			Term Loan
4.00%, 11/19/2021(e)	2,674	2,684
			4.25%, 08/05/2022(e)	4,408	4,378
Sequa Corp, Term Loan B
5.25%, 05/29/2017(e)	2,858	2,420	ServiceMaster Co LLC/The, Term Loan B
			4.25%, 06/25/2021(e)	10,785	10,724
TransDigm Inc, Term Loan D
3.75%, 05/21/2021(e)	4,209	4,162	Truven Health Analytics Inc, Term Loan B
			4.50%, 05/25/2019(e)	2,759	2,735
		$9,266	USAGM HoldCo LLC, Delay-Draw Term
Airlines - 0.35%			Loan DD
			4.75%, 07/27/2022(e)	3	3
American Airlines Inc, Term Loan B
3.25%, 06/27/2020(e)	3,448	3,412	USAGM HoldCo LLC, Term Loan
3.50%, 10/10/2021(e)	2,800	2,777	4.75%, 07/27/2022(e)	1,401	1,383
Delta Air Lines Inc, Term Loan B1					$32,540
3.25%, 10/18/2018(e)	2,687	2,680
			Computers - 0.08%
Delta Air Lines Inc, Term Loan B2
2.45%, 04/18/2016(e)	1,990	1,986	Riverbed Technology Inc, Term Loan B
			6.00%, 02/25/2022(e)	1,995	1,994
US Airways Inc, Term Loan B1
3.50%, 05/23/2019(e)	2,207	2,194	SunGard Data Systems Inc, Term Loan E
			4.00%, 03/07/2020(e)	872	870
		$13,049			$2,864

Automobile Manufacturers - 0.30%			Consumer Products - 0.41%
FCA US LLC, Term Loan B
3.25%, 12/05/2018(e)	11,145	11,097	Dell International LLC, Term Loan B2
			4.00%, 04/29/2020(e)	10,669	10,605
			Dell International LLC, Term Loan C
Automobile Parts & Equipment - 0.05%			3.75%, 09/24/2018(e)	1,891	1,887
Allison Transmission Inc, Term Loan B3			Prestige Brands Inc, Term Loan B3
3.50%, 09/23/2019(e)	1,995	1,989	3.51%, 09/03/2021(e)	750	749
			Spectrum Brands Inc, Term Loan
			3.75%, 06/16/2022(e)	1,862	1,860
Beverages - 0.12%					$15,101
DE Master Blenders 1753 NV, Term Loan B
4.25%, 07/02/2021(e)	4,500	4,499	Distribution & Wholesale - 0.12%
			HD Supply Inc, Term Loan
			3.75%, 08/06/2021(e)	4,342	4,311
Building Materials - 0.09%
Headwaters Inc, Term Loan B
4.50%, 03/11/2022(e)	2,500	2,503	Diversified Financial Services - 0.25%
Quikrete Holdings Inc, Term Loan B			AlixPartners LLP, Term Loan B
4.00%, 09/18/2020(e)	945	940	4.50%, 07/22/2022(e)	1,250	1,249
		$3,443	Clipper Acquisitions Corp, Term Loan B1
			3.00%, 02/06/2020(e)	1,950	1,935
Chemicals - 0.09%			Delos Finance Sarl, Term Loan B
Axalta Coating Systems US Holdings Inc,			3.50%, 02/26/2021(e)	1,250	1,248
Term Loan B
3.75%, 02/01/2020(e)	471	469	TransFirst Inc, Term Loan
			4.75%, 11/12/2021(e)	2,737	2,731
Minerals Technologies Inc, Term Loan B2
4.75%, 05/09/2021(e)	1,305	1,307	Walter Investment Management Corp, Term
			Loan
Univar Inc, Term Loan B			4.75%, 12/11/2020(e)	2,190	2,065
4.25%, 06/24/2022(e)	1,636	1,624
					$9,228
		$3,400
			Electric - 0.14%
Commercial Services - 0.88%			Calpine Corp, Delay-Draw Term Loan DD
Acosta Holdco Inc, Term Loan B			4.00%, 10/30/2020(e)	1,727	1,721
4.25%, 09/26/2021(e)	1,329	1,313
			EFS Cogen Holdings I LLC, Term Loan B
Brand Energy & Infrastructure Services Inc,			3.75%, 12/17/2020(e)	1,560	1,555
Term Loan B
4.75%, 11/20/2020(e)	916	823	Energy Future Intermediate Holding Co LLC,
			DIP Term Loan
Ceridian HCM Holding Inc, Term Loan B2			4.25%, 06/19/2016(e)	2,000	2,000
4.50%, 09/15/2020(e)	1,078	1,037
					$5,276
Harland Clarke Holdings Corp, Term Loan
B2			Electronics - 0.06%
5.53%, 06/30/2017(e)	453	452	TTM Technologies Inc, Term Loan
Harland Clarke Holdings Corp, Term Loan			6.00%, 05/07/2021(e)	2,444	2,310
B3
7.00%, 04/26/2018(e)	3,694	3,685
			Engineering & Construction - 0.05%

Harland Clarke Holdings Corp, Term Loan			AECOM, Term Loan B
B4			3.75%, 09/17/2021(e)	2,016	2,018
6.00%, 08/30/2019(e)	963	958
Interactive Data Corp, Term Loan B
4.75%, 04/23/2021(e)	2,229	2,226

See accompanying notes.

88

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Entertainment - 0.53%			Healthcare - Services - 0.78%
AMC Entertainment Inc, Term Loan B			Ardent Legacy Acquisitions Inc, Term Loan
3.50%, 04/23/2020(e)	$872	$869	B
CCM Merger Inc, Term Loan B			6.50%, 07/30/2021(e)	$247	$248
4.50%, 07/30/2021(e)	1,637	1,635	CHS/Community Health Systems Inc, Term
Delta 2 Lux Sarl, Term Loan B			Loan F
7.75%, 07/29/2022(e)	2,250	2,202	3.70%, 01/25/2018(e)	32	32
Delta 2 Lux Sarl, Term Loan B3			CHS/Community Health Systems Inc, Term
4.75%, 07/30/2021(e)	5,368	5,320	Loan G
Pinnacle Entertainment Inc, Term Loan B2			3.75%, 12/13/2019(e)	2,841	2,836
3.75%, 08/05/2020(e)	597	596	CHS/Community Health Systems Inc, Term
SGMS Escrow Corp, Term Loan B2			Loan H
6.00%, 09/17/2021(e)	5,711	5,642	4.00%, 01/14/2021(e)	5,684	5,694
William Morris Endeavor Entertainment LLC,			DaVita HealthCare Partners Inc, Term Loan
Term Loan B			B
5.25%, 05/06/2021(e)	2,229	2,218	3.50%, 06/24/2021(e)	1,700	1,695
WMG Acquisition Corp, Term Loan B			Drumm Investors LLC, Term Loan
3.75%, 07/07/2020(e)	1,304	1,277	6.75%, 05/04/2018(e)	3,244	3,263
		$19,759	Genesis Healthcare LLC/DE, Term Loan B
			10.00%, 10/02/2017(e)	549	557
Environmental Control - 0.08%			HCA Inc, Term Loan B5
ADS Waste Holdings Inc, Term Loan B2			2.97%, 05/30/2017(e)	3,234	3,227
3.75%, 10/09/2019(e)	713	706
			Heartland Dental LLC, Term Loan
Tervita Corp, Term Loan B			5.50%, 12/21/2018(e)	2,943	2,938
6.25%, 05/14/2018(e)	2,733	2,218
			IASIS Healthcare LLC, Term Loan B2
		$2,924	4.50%, 05/03/2018(e)	4,170	4,170
Food- 1.04%			LHP Operations Co LLC, Term Loan B
Albertsons LLC, Term Loan B2			9.00%, 06/29/2018(e)	304	296
5.24%, 05/21/2019(e)	4,926	4,921	Millennium Health LLC, Term Loan B
			5.25%, 04/15/2021(e)	3,395	1,658
Albertsons LLC, Term Loan B3
4.93%, 08/04/2019(e)	983	982	US Renal Care Inc, Term Loan
			4.25%, 07/03/2019(e)	2,224	2,217
Albertsons LLC, Term Loan B4
5.44%, 08/11/2021(e)	14,543	14,539			$28,831
Pinnacle Foods Finance LLC, Term Loan G			Holding Companies - Diversified - 0.29%
3.00%, 04/29/2020(e)	2,425	2,410

Pinnacle Foods Finance LLC, Term Loan H			Emerald Expositions Holding Inc, Term Loan
3.00%, 04/29/2020(e)	491	487	B
			4.75%, 06/17/2020(e)	3,070	3,067
SUPERVALU Inc, Term Loan
4.50%, 03/21/2019(e)	4,913	4,925	MGOC Inc, Term Loan B
			4.00%, 07/30/2020(e)	3,085	3,080
US Foods Inc, Term Loan B
4.50%, 05/31/2019(e)	8,985	8,990	Travelport Finance Luxembourg Sarl, Term
			Loan B
Wilton Brands LLC, Term Loan			5.75%, 08/13/2021(e)	4,471	4,469
8.50%, 08/22/2018(e)	1,211	1,183
					$10,616
		$38,437
			Insurance - 0.05%
Gas- 0.01%			HUB International Ltd, Term Loan B
Southcross Holdings Borrower LP, Term			4.00%, 09/17/2020(e)	1,729	1,709
Loan
6.00%, 07/29/2021(e)	245	203
			Internet - 0.20%
			EIG Investors Corp, Term Loan B
Healthcare - Products - 0.95%			4.99%, 11/09/2019(e)	2,137	2,132
Alere Inc, Term Loan
4.25%, 06/10/2022(e)	1,600	1,599	Tibco Software Inc, Term Loan
			6.50%, 11/25/2020(e)	4,643	4,630
Carestream Health Inc, Term Loan
9.50%, 12/15/2019(e)	729	721	VFH Parent LLC, Term Loan B
			5.25%, 11/05/2019(e)	307	307
Carestream Health Inc, Term Loan B
5.00%, 06/05/2019(e)	4,819	4,770	Zayo Group LLC, Term Loan B
			3.75%, 05/06/2021(e)	151	150
ConvaTec Inc, Term Loan B
4.25%, 12/22/2016(e)	7,000	6,971			$7,219
DJO Finance LLC, Term Loan B			Investment Companies - 0.01%
4.25%, 06/24/2020(e)	1,750	1,739	American Capital Ltd, Term Loan B
Kinetic Concepts Inc, Term Loan E1			3.50%, 08/22/2017(e)	324	323
4.50%, 05/04/2018(e)	12,238	12,210
Kinetic Concepts Inc, Term Loan E2
4.00%, 11/04/2016(e)	4,461	4,447	Leisure Products & Services - 0.14%

			Bombardier Recreational Products Inc, Term
Sterigenics-Nordion Holdings LLC, Term			Loan B
Loan B			3.75%, 01/23/2019(e)	966	964
4.25%, 05/06/2022(e)	2,750	2,728
			Equinox Holdings Inc, Term Loan B
		$35,185	5.00%, 01/31/2020(e)	1,222	1,221
			Life Time Fitness Inc, Term Loan B
			4.25%, 06/03/2022(e)	2,000	1,983

See accompanying notes.

89

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Leisure Products & Services (continued)			Media (continued)
Sabre GLBL Inc, Term Loan B2			MTL Publishing LLC, Term Loan
4.00%, 02/19/2019(e)	$983	$979	4.00%, 08/12/2022(e)	$3,053	$3,045
		$5,147	Numericable US LLC, Term Loan B1
			4.50%, 04/23/2020(e)	4,767	4,761
Leisure Time - 0.04%			Numericable US LLC, Term Loan B2
Planet Fitness, Term Loan			4.50%, 04/23/2020(e)	3,942	3,937
4.75%, 03/26/2021(e)	1,275	1,273
			Springer Science+Business Media GmbH,
Sabre GLBL Inc, Term Loan C			Term Loan B9
3.50%, 02/15/2018(e)	180	179
			4.75%, 08/14/2020(e)	1,646	1,631
		$1,452	Tribune Media Co, Term Loan B
			3.75%, 12/27/2020(e)	6,429	6,395
Lodging - 0.48%
Boyd Gaming Corp, Term Loan B			Virgin Media Investment Holdings Ltd, Term
4.00%, 08/07/2020(e)	2,003	1,998	Loan F
			3.50%, 06/07/2023(e)	1,404	1,387
CityCenter Holdings LLC, Term Loan B
4.25%, 10/09/2020(e)	2,273	2,267	WideOpenWest Finance LLC, Term Loan B
			4.50%, 04/01/2019(e)	3,171	3,158
Hilton Worldwide Finance LLC, Term Loan
B			Ziggo BV, Delay-Draw Term Loan B3-DD
3.50%, 09/23/2020(e)	9,502	9,481	3.50%, 01/15/2022(e)	2,210	2,178
			Ziggo BV, Term Loan B1
Intrawest Operations Group LLC, Term Loan			3.50%, 01/15/2022(e)	2,099	2,069
B
4.75%, 11/26/2020(e)	1,109	1,106	Ziggo BV, Term Loan B2
			3.50%, 01/15/2022(e)	1,441	1,421
MGM Resorts International, Term Loan B
3.50%, 12/13/2019(e)	2,927	2,900			$85,537
		$17,752	Miscellaneous Manufacturers - 0.12%
Machinery - Construction & Mining - 0.03%			Gates Global LLC, Term Loan
North American Lifting Holdings Inc, Term			4.25%, 06/11/2021(e)	4,742	4,534
Loan
5.50%, 11/26/2020(e)	1,045	987
			Oil & Gas - 0.10%
			Drillships Financing Holding Inc, Term Loan
Machinery - Diversified - 0.24%			B1
			6.00%, 02/02/2021(e)	2,232	1,585
Onex Wizard Acquisition Co I SARL, Term
Loan B			Fieldwood Energy LLC, Term Loan
4.25%, 02/03/2022(e)	249	249	8.38%, 09/20/2020(e)	1,409	532
RBS Global Inc, Term Loan B			Offshore Group Investment Ltd, Term Loan
4.00%, 05/14/2020(e)	2,467	2,441	B
			5.75%, 03/22/2019(e)	903	396
Xerium Technologies Inc, Term Loan B
5.59%, 05/02/2019(e)	2,529	2,533	Seadrill Operating LP, Term Loan B
Zebra Technologies Corp, Term Loan B			4.00%, 02/12/2021(e)	1,076	733
4.75%, 09/30/2021(e)	3,690	3,707	Western Refining Inc, Term Loan B
			4.25%, 11/25/2020(e)	562	558
		$8,930
					$3,804
Media- 2.32%
CCO Safari III LLC, Term Loan I			Packaging & Containers - 0.09%
3.50%, 01/23/2023(e)	5,000	4,989	BWAY Holding Co, Term Loan B
			5.50%, 08/07/2020(e)	3,200	3,200
Cengage Learning Acquisitions Inc, Term
Loan EXIT
7.00%, 03/06/2020(e)	5,040	5,028
			Pharmaceuticals - 0.89%
Cequel Communications LLC, Term Loan			Catalent Pharma Solutions Inc, Term Loan B
0.00%, 12/14/2022(e),(h)	6,162	6,119	4.25%, 05/07/2021(e)	6,340	6,335
Cequel Communications LLC, Term Loan B
(e),(h)			DPx Holdings BV, Term Loan B
0.00%, 02/10/2019	333	332	4.25%, 01/22/2021(e)	2,229	2,202
Cumulus Media Holdings Inc, Term Loan B
4.25%, 12/18/2020(e)	11,936	10,951	Endo Luxembourg Finance I Co Sarl, Term
			Loan
Gray Television Inc, Term Loan			0.00%, 06/24/2022(e),(h)	3,000	3,000
3.75%, 06/10/2021(e)	594	592
			Grifols Worldwide Operations USA Inc, Term
Houghton Mifflin Harcourt Publishers Inc,			Loan B
Term Loan B			3.22%, 03/05/2021(e)	1,457	1,454
4.00%, 05/11/2021(e)	2,000	1,975
			Par Pharmaceutical Cos Inc, Term Loan B2
iHeartCommunications Inc, Term Loan D-			4.00%, 09/30/2019(e)	1,864	1,861
EXT			Par Pharmaceutical Cos Inc, Term Loan B3
6.97%, 01/22/2019(e)	21,205	18,687	4.25%, 09/30/2019(e)	280	279
iHeartCommunications Inc, Term Loan E
(e)			PRA Holdings Inc, Term Loan
7.72%, 07/30/2019	2,986	2,659	4.50%, 09/18/2020(e)	4,361	4,357
MCC Iowa LLC, Term Loan G
4.00%, 08/15/2020(e)	973	969	Valeant Pharmaceuticals International Inc,
			Term Loan BD
McGraw-Hill Global Education Holdings			3.50%, 02/13/2019(e)	250	249
LLC, Term Loan
4.75%, 03/22/2019(e)	2,759	2,760	Valeant Pharmaceuticals International Inc,
			Term Loan BE1
Mediacom Illinois LLC, Delay-Draw Term			3.75%, 06/26/2020(e)	6,053	6,032
Loan G-DD
3.50%, 06/18/2021(e)	496	494

See accompanying notes.

90

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Pharmaceuticals (continued)			Software - 1.27%
Valeant Pharmaceuticals International Inc,			Applied Systems Inc, Term Loan B
Term Loan BF1			7.50%, 01/24/2022(e)	$980	$974
4.00%, 03/11/2022(e)	$6,983	$6,980	Blackboard Inc, Term Loan B3
		$32,749	4.75%, 10/04/2018(e)	3,513	3,488
			BMC Software Finance Inc, Term Loan B
Real Estate - 0.15%			5.00%, 08/07/2020(e)	5,046	4,632
Capital Automotive LP, Term Loan			Compuware Corp, Term Loan B2
6.00%, 04/18/2020(e)	1,861	1,866
			6.25%, 12/10/2021(e)	4,941	4,756
Capital Automotive LP, Term Loan B			Ellucian Inc, Term Loan B
4.00%, 04/05/2019(e)	1,059	1,059
			4.00%, 07/19/2018(e)	5,129	5,118
Realogy Group LLC, Term Loan B			Emdeon Inc, Term Loan B2
3.75%, 03/05/2020(e)	2,449	2,440
			3.75%, 11/02/2018(e)	3,150	3,136
		$5,365	First Data Corp, Term Loan C1
			3.70%, 03/23/2018(e)	10,000	9,917
REITS- 0.25%
Communications Sales & Leasing Inc, Term			Genesys Telecommunications Laboratories
Loan B			Inc, Term Loan
5.00%, 10/14/2022(e)	9,000	8,592	4.50%, 11/04/2020(e)	1,970	1,962
Starwood Property Trust Inc, Term Loan B			Infor US Inc, Term Loan B5
3.50%, 04/17/2020(e)	724	720	3.75%, 06/03/2020(e)	3,214	3,118
		$9,312	Informatica Corp, Term Loan B
			4.50%, 06/03/2022(e)	1,000	993
Retail - 1.54%			MA FinanceCo LLC, Term Loan B
1011778 BC ULC, Term Loan B2			5.25%, 10/07/2021(e)	352	352
3.75%, 12/10/2021(e)	14,833	14,810	MA FinanceCo LLC, Term Loan C
Academy Ltd, Term Loan B			4.50%, 10/07/2021(e)	585	584
5.00%, 06/16/2022(e)	2,750	2,736	Magic Newco LLC, Term Loan B
Bass Pro Group LLC, Term Loan B			5.76%, 12/02/2018(e)	2,203	2,202
4.00%, 06/05/2020(e)	998	992	SS&C European Holdings SARL, Term Loan
BJ's Wholesale Club Inc, Term Loan			B2
8.50%, 03/21/2020(e)	250	247	4.00%, 06/29/2022(e)	780	781
BJ's Wholesale Club Inc, Term Loan B			SS&C Technologies Inc, Term Loan B1
4.50%, 09/26/2019(e)	3,544	3,528	3.97%, 06/29/2022(e)	4,816	4,819
Dollar Tree Inc, Term Loan B1					$46,832
3.50%, 05/26/2022(e)	4,160	4,160
Dollar Tree Inc, Term Loan B2			Telecommunications - 0.40%
4.19%, 05/26/2022(e)	1,300	1,299	Avaya Inc, Term Loan B6
			6.50%, 03/31/2018(e)	2,621	2,447
Doosan Infracore International Inc, Term Loan
B			Avaya Inc, Term Loan B7
4.50%, 05/14/2021(e)	1,787	1,792	6.25%, 04/30/2020(e)	249	214
Hudson's Bay Co, Term Loan			Cincinnati Bell Inc, Term Loan B
0.00%, 08/12/2022(e),(h)	2,500	2,500	4.00%, 08/20/2020(e)	983	978
Jo-Ann Stores LLC, Term Loan			CommScope Finance LLC, Term Loan B
4.00%, 03/19/2018(e)	1,866	1,832	3.75%, 05/27/2022(e)	1,083	1,078
Michaels Stores Inc, Term Loan B			FairPoint Communications Inc, Term Loan B
3.75%, 01/24/2020(e)	1,043	1,038	7.50%, 02/14/2019(e)	3,912	3,921
New Albertsons Inc, Term Loan B			Intelsat Jackson Holdings SA, Term Loan B2
4.75%, 06/25/2021(e)	7,352	7,327	3.75%, 06/30/2019(e)	575	564
PetSmart Inc, Term Loan B			Level 3 Financing Inc, Term Loan BII
4.25%, 03/10/2022(e)	5,436	5,425	3.45%, 05/06/2022(e)	2,337	2,314
Pilot Travel Centers LLC, Term Loan B			Syniverse Holdings Inc, Term Loan B
4.25%, 09/30/2021(e)	449	451	4.00%, 04/23/2019(e)	1,939	1,784
Rite Aid Corp, Term Loan 1			Telx Group Inc/The, Term Loan
5.75%, 07/07/2020(e)	3,500	3,533	7.50%, 04/03/2021(e)	500	502
Rite Aid Corp, Term Loan 2			Telx Group Inc/The, Term Loan B
4.88%, 06/11/2021(e)	1,750	1,749	4.50%, 04/03/2020(e)	990	986
Serta Simmons Bedding LLC, Term Loan B					$14,788
4.25%, 09/19/2019(e)	664	664
			Textiles - 0.07%
Staples Inc, Term Loan B
0.00%, 04/23/2021(e),(h)	3,000	2,985	AVINTIV Specialty Materials Inc, Term Loan
			B
		$57,068	5.25%, 12/13/2019(e)	2,466	2,466
Semiconductors - 0.48%
			Transportation - 0.07%
Avago Technologies Cayman Ltd, Term Loan			CEVA Group PLC, SYNTH LOC
B (e)
3.75%, 04/16/2019	2,841	2,837	6.50%, 03/19/2021(e)	371	334
Freescale Semiconductor Inc, Term Loan B4			CEVA Group PLC, Term Loan
4.25%, 02/13/2020(e)	7,932	7,919	6.50%, 03/12/2021(e)	534	480
Freescale Semiconductor Inc, Term Loan B5			6.50%, 03/19/2021(e)	67	60
5.00%, 01/15/2021(e)	3,956	3,959
			CEVA Intercompany BV, Term Loan
NXP BV, Term Loan D			6.50%, 03/19/2021(e)	387	348
3.25%, 01/10/2020(e)	3,155	3,137
		$17,852

See accompanying notes.

91

Schedule of Investments Diversified Real Asset Fund August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		(f) Rate shown is the discount rate of the original purchase.
(continued)	Amount (000's) Value (000's)		(g) Security purchased on a when-issued basis.
			(h)	This Senior Floating Rate Note will settle after August 31, 2015, at which
Transportation (continued)			time the interest rate will be determined.
HGIM Corp, Term Loan B
5.50%, 06/12/2020(e)	$1,754	$1,222
		$2,444
TOTAL SENIOR FLOATING RATE INTERESTS		$590,330	Portfolio Summary (unaudited)
U.S. GOVERNMENT & GOVERNMENT	Principal		Sector	Percent
AGENCY OBLIGATIONS - 10.11%	Amount (000's) Value (000's)		Energy	21.38%
			Government	16.94%
U.S. Treasury - 0.90%			Financial	13.34%
0.12%, 04/30/2017(e)	$6,000	$6,003
			Exchange Traded Funds	11.65%
0.38%, 01/31/2016	3,000	3,002	Consumer, Non-cyclical	8.99%
0.38%, 03/31/2016	10,000	10,004	Utilities	6.12%
1.75%, 05/31/2016	7,000	7,073	Industrial	5.96%
2.63%, 02/29/2016	7,000	7,081	Basic Materials	5.28%
		$33,163	Consumer, Cyclical	4.49%
U.S. Treasury Inflation-Indexed Obligations - 9.21%			Communications	3.49%
0.13%, 04/15/2016	4,112	4,073	Technology	1.83%
0.13%, 04/15/2017	15,606	15,550	Diversified	0.67%
0.13%, 04/15/2018	20,895	20,876	Purchased Options	0.08%
0.13%, 04/15/2019	32,208	32,150	Purchased Interest Rate Swaptions	0.01%
0.13%, 04/15/2020	16,411	16,347	Purchased Capped Options	0.00%
0.13%, 01/15/2022	11,635	11,375	Liabilities in Excess of Other Assets, Net	(0.23)%
0.13%, 07/15/2022	4,654	4,550	TOTAL NET ASSETS	100.00%
0.13%, 01/15/2023	11,065	10,711
0.13%, 07/15/2024	30,612	29,407
0.25%, 01/15/2025	14,010	13,513
0.38%, 07/15/2023	18,135	17,907
0.38%, 07/15/2025	6,199	6,081
0.63%, 07/15/2021	588	597
0.63%, 01/15/2024	19,889	19,928
0.63%, 02/15/2043	10,260	8,966
0.75%, 02/15/2042	6,889	6,247
0.75%, 02/15/2045	4,307	3,878
1.13%, 01/15/2021	14,051	14,639
1.25%, 07/15/2020	4,071	4,290
1.38%, 07/15/2018	1,533	1,596
1.38%, 01/15/2020	6,022	6,345
1.38%, 02/15/2044	14,671	15,432
1.75%, 01/15/2028	6,510	7,255
2.00%, 01/15/2026	5,080	5,747
2.13%, 02/15/2040	3,673	4,455
2.13%, 02/15/2041	3,000	3,663
2.38%, 01/15/2025	12,412	14,393
2.38%, 01/15/2027	5,934	7,000
2.50%, 07/15/2016	4,447	4,530
2.50%, 01/15/2029	5,691	6,884
3.38%, 04/15/2032	508	704
3.63%, 04/15/2028	9,258	12,376
3.88%, 04/15/2029	6,387	8,878
		$340,343
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$373,506
TOTAL PURCHASED OPTIONS - 0.08%		$2,998
TOTAL PURCHASED CAPPED OPTIONS - 0.00%		$—
TOTAL PURCHASED INTEREST RATE SWAPTIONS -0.01%
		$419
Total Investments		$3,702,902
Liabilities in Excess of Other Assets, Net - (0.23)%		$(8,590)
TOTAL NET ASSETS - 100.00%		$3,694,312

(a) Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $242,576 or 6.57% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$15,760 or 0.43% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $66,347 or 1.80% of net assets.
(e)	Variable Rate. Rate shown is in effect at August 31, 2015.

See accompanying notes.

92

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/03/2015	NZD	2,170,000	$1,413	$1,375	$—	$(38)
Bank of America NA	09/08/2015	EUR	4,015,000	4,562	4,506	—	(56)
Bank of America NA	09/22/2015	GBP	355,000	550	545	—	(5)
Barclays Bank PLC	09/01/2015	AUD	341,000	245	243	—	(2)
BNP Paribas	10/15/2015	AUD	3,150,000	2,318	2,236	—	(82)
Citigroup Inc	09/15/2015	MXN	44,257,000	2,864	2,647	—	(217)
Citigroup Inc	09/22/2015	CAD	2,033,736	1,525	1,546	21	—
Citigroup Inc	09/22/2015	GBP	1,240,000	1,937	1,902	—	(35)
Citigroup Inc	10/20/2015	CAD	331,000	252	252	—	—
Citigroup Inc	12/08/2015	EUR	165,000	185	185	—	—
Deutsche Bank AG	09/01/2015	AUD	3,765,000	2,758	2,679	—	(79)
Deutsche Bank AG	09/03/2015	NZD	4,375,000	2,830	2,773	—	(57)
Deutsche Bank AG	09/08/2015	EUR	1,015,000	1,167	1,139	—	(28)
Deutsche Bank AG	09/18/2015	CAD	1,940,172	1,463	1,475	12	—
Deutsche Bank AG	09/22/2015	CAD	1,293,072	975	983	8	—
Deutsche Bank AG	09/22/2015	GBP	2,570,000	3,984	3,943	—	(41)
Goldman Sachs & Co	09/03/2015	EUR	2,001,000	2,214	2,245	31	—
Goldman Sachs & Co	09/22/2015	CAD	1,449,735	1,097	1,102	5	—
Goldman Sachs & Co	10/20/2015	CAD	429,000	325	326	1	—
HSBC Securities Inc	09/15/2015	JPY	42,000,000	341	347	6	—
JPMorgan Chase	10/15/2015	JPY	286,600,954	2,310	2,366	56	—
JPMorgan Chase	10/30/2015	AUD	16,420,000	11,594	11,647	53	—
JPMorgan Chase	10/30/2015	CAD	22,164,598	16,800	16,848	48	—
JPMorgan Chase	10/30/2015	EUR	86,192,000	97,636	96,795	48	(889)
JPMorgan Chase	10/30/2015	GBP	10,571,813	16,581	16,215	—	(366)
JPMorgan Chase	10/30/2015	JPY	6,391,214,339	52,504	52,772	534	(266)
JPMorgan Chase	10/30/2015	KRW	14,330,933,000	11,885	12,103	218	—
Royal Bank of Scotland PLC	09/22/2015	CAD	1,295,695	977	985	8	—
Sanford C. Bernstein	10/20/2015	NZD	1,830,000	1,178	1,155	—	(23)
Sanford C. Bernstein	12/08/2015	EUR	1,645,000	1,843	1,849	6	—
UBS AG	09/08/2015	EUR	1,015,000	1,172	1,139	—	(33)
UBS AG	09/22/2015	CAD	1,281,652	962	974	12	—
UBS AG	12/08/2015	EUR	3,165,000	3,573	3,557	—	(16)
Total						$1,067	$(2,233)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/03/2015	JPY	412,507,000	$3,320	$3,403	$—	$(83)
Bank of America NA	09/22/2015	CAD	735,318	549	559	—	(10)
Barclays Bank PLC	10/05/2015	JPY	424,547,500	3,515	3,504	11	—
BNP Paribas	10/15/2015	JPY	287,429,940	2,318	2,373	—	(55)
BNP Paribas	10/20/2015	MXN	82,723,000	5,192	4,934	258	—
Citigroup Inc	09/08/2015	EUR	4,155,000	4,758	4,663	95	—
Citigroup Inc	09/22/2015	CAD	2,581,221	1,937	1,962	—	(25)
Citigroup Inc	09/22/2015	GBP	975,000	1,525	1,496	29	—
Credit Suisse	09/03/2015	JPY	24,081,000	200	199	1	—
Deutsche Bank AG	09/01/2015	AUD	1,970,000	1,450	1,402	48	—
Deutsche Bank AG	09/03/2015	NZD	6,600,000	4,371	4,183	188	—
Deutsche Bank AG	09/18/2015	GBP	937,500	1,463	1,438	25	—
Deutsche Bank AG	09/22/2015	CAD	5,295,165	3,984	4,025	—	(41)
Deutsche Bank AG	09/22/2015	GBP	620,000	975	951	24	—
Goldman Sachs & Co	09/01/2015	AUD	1,950,000	1,415	1,388	27	—
Goldman Sachs & Co	09/03/2015	EUR	479,000	545	538	7	—
Goldman Sachs & Co	09/22/2015	GBP	710,000	1,096	1,089	7	—
HSBC Securities Inc	10/20/2015	NZD	9,592,000	6,380	6,055	325	—
JPMorgan Chase	10/15/2015	AUD	3,130,000	2,310	2,222	88	—
JPMorgan Chase	10/30/2015	AUD	16,420,000	11,812	11,647	165	—
JPMorgan Chase	10/30/2015	EUR	72,466,000	82,150	81,381	1,186	(417)
JPMorgan Chase	10/30/2015	JPY	6,397,229,667	53,961	52,822	1,139	—
JPMorgan Chase	10/30/2015	KRW	14,265,600,000	12,000	12,048	—	(48)
JPMorgan Chase	10/30/2015	NOK	99,641,599	12,177	12,041	136	—
Merrill Lynch	10/20/2015	CAD	685,000	520	521	—	(1)
Morgan Stanley & Co	10/20/2015	MXN	19,195,019	1,115	1,145	—	(30)
Royal Bank of Scotland PLC	09/22/2015	GBP	620,000	977	951	26	—
UBS AG	09/03/2015	EUR	8,279,000	9,194	9,290	—	(96)
UBS AG	09/03/2015	JPY	412,507,000	3,318	3,403	—	(85)
UBS AG	09/08/2015	EUR	2,030,000	2,365	2,278	87	—
UBS AG	09/22/2015	GBP	620,000	962	951	11	—
UBS AG	10/05/2015	EUR	6,757,000	7,582	7,585	—	(3)
UBS AG	10/05/2015	JPY	424,547,500	3,502	3,504	—	(2)
Total						$3,883	$(896)

Amounts in thousands except contracts

See accompanying notes.

93

Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
90 Day Eurodollar; December 2015	Short	3	$745	$	746	$(1)
Euro-Bobl 5 Year; September 2015	Short	3	439	438	1
Euro-BTP; September 2015	Short	23	3,494	3,489	5
Japan 10 Year Bond TSE; September 2015	Short	24	29,011	29,290	(279)
UK 10 Year Gilt; December 2015	Short	17	3,058	3,057	1
US 10 Year Note; December 2015	Long	221	28,155	28,081	(74)
US 2 Year Note; December 2015	Short	34	7,448	7,428	20
US 5 Year Note; December 2015	Short	33	3,956	3,941	15
US Long Bond; December 2015	Short	17	2,649	2,629	20
US Ultra Bond; December 2015	Short	24	3,825	3,802	23
Total	$	(269)

Amounts in thousands except contracts

Interest Rate Swaps

(Pay)/
Receive	Upfront
Floating	Fixed	Expiration	Notional	Premiums	Unrealized	Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)	Appreciation/(Depreciation)	Asset Liability
Barclays Bank PLC	US CPI Urban	Pay	1.85%	03/10/2016	$7,960	$—	$(41)	$	—$	(41)
Consumers
NAS(CPURNSA)
Barclays Bank PLC	US CPI Urban	Receive	2.07%	03/10/2018	7,960	—	(67)	—	(67)
Consumers
NAS(CPURNSA)
Total	$—	$(108)	$	—$	(108)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

(Pay)/
Receive	Upfront
Floating	Fixed	Expiration	Notional	Premiums	Unrealized
Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)	Appreciation/(Depreciation)	Fair Value
3 Month LIBOR	Receive	2.80%	02/25/2025	$5,700	$—	$(286)	$(286)
Total	$—	$(286)	$(286)

Amounts in thousands

Interest Rate Swaptions

Pay/
Receive	Upfront
Purchased Swaptions	Floating Rate	Floating	Exercise	Expiration	Notional	Premiums	Fair	Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value	Appreciation/(Depreciation)
Call - 30 Year Interest Barclays Bank PLC	3 Month	Pay	3.00% 11/22/2017 $	2,200	$154	$241	$87
Rate Swap	LIBOR
Put - 10 Year Interest Barclays Bank PLC	3 Month	Receive	2.85% 09/07/2015	9,900	90	—	(90)
Rate Swap	LIBOR
Put - 10 Year Interest Barclays Bank PLC	3 Month	Receive	2.85% 09/07/2015	19,800	159	—	(159)
Rate Swap	LIBOR
Put - 10 Year Interest Barclays Bank PLC	3 Month	Receive	2.85% 09/17/2015	10,000	59	—	(59)
Rate Swap	LIBOR
Put - 10 Year Interest Barclays Bank PLC	3 Month	Receive	2.75% 01/18/2016	14,200	123	99	(24)
Rate Swap	LIBOR
Put - 30 Year Interest Barclays Bank PLC	3 Month	Receive	4.00% 11/22/2017	3,100	141	79	(62)
Rate Swap	LIBOR
Total	$726	$419	$(307)

Pay/
Receive	Upfront
Written Swaptions	Floating Rate	Floating	Exercise	Expiration	Notional	Premiums	Fair	Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value	Appreciation/(Depreciation)
Call - 10 Year Interest Barclays Bank PLC	3 Month	Receive	2.10% 01/20/2016 $	15,680	$(94	) $	(155	) $	(61)
Rate Swap	LIBOR
Call - 10 Year Interest Barclays Bank PLC	3 Month	Receive	2.10% 03/07/2017	6,400	(142)	(124)	18
Rate Swap	LIBOR

See accompanying notes.

94

			Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

Interest Rate Swaptions (continued)

			Pay/
			Receive			Upfront
Written Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums	Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value		Appreciation/(Depreciation)
Call - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.10% 03/07/2017		$3,200	$(61)	$(62	) $	(1)
Rate Swap		LIBOR
Call - 10 Year Interest Barclays Bank PLC		3 Month	Receive	2.15% 01/19/2016		11,680	(81)	(133)		(52)
Rate Swap		LIBOR
Call - 30 Year Interest Barclays Bank PLC		6 Month	Receive	1.70% 12/23/2015		EUR2,800	(189)	(149)		40
Rate Swap		EURIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Pay	2.70% 01/20/2016		$15,680	(267)	(130)		137
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Pay	3.10% 03/07/2017		6,400	(180)	(139)		41
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Pay	3.10% 03/07/2017		3,200	(94)	(70)		24
Rate Swap		LIBOR
Put - 10 Year Interest Barclays Bank PLC		3 Month	Pay	2.75% 01/20/2016		11,680	(163)	(84)		79
Rate Swap		LIBOR
Put - 30 Year Interest Barclays Bank PLC		6 Month	Pay	1.70% 12/23/2015		EUR 2,800	(189)	(131)		58
Rate Swap		EURIBOR
Total							$(1,460) $ (1,177) $			283

Amounts in thousands
Options

						Upfront Premiums				Unrealized
Purchased Options Outstanding	Exercise Price		Expiration Date		Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - AUD versus USD	AUD	0.80	10/30/2015		7,710,000	$8		$1		$(7)
Call - EUR versus USD	EUR	1.15	09/07/2015		8,335,000	28		12		(16)
Call - GBP versus CAD	GBP	2.07	09/21/2015		3,750,000	34		14		(20)
Call - NZD versus USD	NZD	0.68	12/11/2015		8,665,000	89		25		(64)
Call - US 10 Year Note Future;		$128.50	10/26/2015		114	91		59		(32)
December 2015
Call - USD versus CAD		$1.31	10/19/2015		5,865,000	112		99		(13)
Call - USD versus CAD		$1.28	09/17/2015		5,865,000	58		164		106
Call - USD versus CAD		$1.31	09/17/2015		5,865,000	60		79		19
One Touch Currency Option EUR versus		$0.95	01/19/2016		5,418,000	366		206		(160)
USD
Put - 90 Day Eurodollar Future;		$98.75	10/19/2015		186	28		40		12
December 2016
Put - CHF versus NOK	CHF	7.72	08/02/2016		11,180,000	137		85		(52)
Put - EUR versus USD	EUR	1.12	12/07/2015		16,440,000	233		378		145
Put - EUR versus USD		$1.03	10/08/2015		2,709,000	183		59		(124)
Put - EUR versus USD	EUR	1.11	09/08/2015		8,335,000	23		24		1
Put - EUR versus USD Digital Knockout		$1.06	11/20/2015		3,859,000	595		375		(220)
Put - EUR versus USD Digital Knockout		$1.05	03/22/2016		7,718,000	1,119		843		(276)
Put - EUR versus USD Digital Knockout		$1.07	10/19/2015		3,859,000	299		175		(124)
Put - GBP versus CAD	GBP	1.97	09/21/2015		3,750,000	27		11		(16)
Put - NZD versus USD	NZD	0.65	11/02/2015		8,665,000	121		205		84
Put - US 10 Year Note Future;		$127.00	09/28/2015		163	110		120		10
December 2015
Put - USD versus CAD		$113.50	11/02/2015		11,750,000	7		22		15
Put - USD versus MXN		$15.50	10/28/2015		1,945,000	8		2		(6)
Total						$3,736		$2,998		$(738)

						Upfront Premiums				Unrealized
Written Options Outstanding	Exercise Price		Expiration Date		Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - AUD versus USD	AUD	0.80	10/30/2015		7,710,000	$(61)		$(2)		$59
Call - EUR versus NOK	EUR	9.00	09/08/2015		10,836,000	(205)		(395)		(190)
Call - EUR versus USD	EUR	1.18	12/07/2015		8,250,000	(114)		(58)		56
Call - NZD versus USD	NZD	0.68	12/11/2015		8,665,000	(78)		(25)		53
Call - US 10 Year Note Future;		$130.00	10/26/2015		114	(46)		(25)		21
December 2015
Call - USD versus CAD		$1.28	09/17/2015		5,865,000	(112)		(165)		(53)
Call - USD versus CAD		$1.31	09/17/2015		5,865,000	(99)		(78)		21
Call - USD versus CAD		$1.31	10/19/2015		5,865,000	(43)		(100)		(57)
Call - USD versus JPY		$126.50	11/02/2015		1,825,000	(15)		(6)		9
Call - USD versus JPY		$126.50	11/27/2015		7,445,000	(40)		(36)		4
Call - USD versus JPY		$126.50	11/02/2015		5,925,000	(48)		(18)		30
Call - USD versus MXN		$17.25	10/28/2015		1,945,000	(16)		(22)		(6)
Put - Japan 10 Year Bond TSE Future;	JPY	146.50	10/01/2015		7	(7)		(5)		2
December 2015
Put - NZD versus USD	NZD	0.65	11/02/2015		8,665,000	(94)		(205)		(111)
Put - USD versus JPY		$113.50	11/02/2015		5,925,000	(13)		(12)		1
Put - USD versus JPY		$113.50	11/02/2015		5,825,000	(47)		(11)		36

See accompanying notes.

95

			Schedule of Investments
Diversified Real Asset Fund
August 31, 2015

Options (continued)

				Upfront Premiums					Unrealized
Written Options Outstanding	Exercise Price		Expiration Date	Contracts		Paid/(Received)		Fair Value	Appreciation/(Depreciation)
Put - USD versus JPY		$114.00	11/27/2015	7,445,000		(44)		(26)	18
Total						$(1,082	) $	(1,189)	$(107)

Amounts in thousands except contracts

Purchased Capped Options

						Upfront
	Counterparty	Strike		Expiration	Notional	Premiums			Unrealized
Description	(Issuer)	Index	Exercise Index	Date	Amount	Paid/(Received)		Fair Value	Appreciation/(Depreciation)
Floor - Eurostat	Barclays Bank PLC	0.15%	Max(0, 0% -	11/19/2015	EUR 3,280	$7		$—	$(7)
Eurozone HICP ex			CPTFEMU)
Tobacco NSA
Total						$7		$—	$(7)

Amounts in thousands

See accompanying notes.

96

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2015

INVESTMENT COMPANIES - 4.24%	Shares Held Value (000's)			Principal
			BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 4.24%
BlackRock Liquidity Funds FedFund Portfolio	628,147	$628	Oil & Gas - 2.15%
			EP Energy LLC / Everest Acquisition Finance
TOTAL INVESTMENT COMPANIES		$628	Inc
	Principal		7.75%, 09/01/2022	$205	$189
BONDS- 36.02%	Amount (000's) Value (000's)		Halcon Resources Corp
			9.75%, 07/15/2020	100	36
Automobile Manufacturers - 2.00%			QEP Resources Inc
Jaguar Land Rover Automotive PLC			6.80%, 04/01/2018	95	93
4.13%, 12/15/2018(a)	$295	$296
					$318

			Packaging & Containers - 0.74%
Automobile Parts & Equipment - 0.43%			Beverage Packaging Holdings Luxembourg II
Dana Holding Corp			SA / Beverage Packaging Holdings II
5.50%, 12/15/2024	65	64	5.63%, 12/15/2016(a)	110	110

Banks- 5.26%			Real Estate - 1.11%
Barclays PLC
8.25%, 12/29/2049(b)	200	212	Crescent Resources LLC / Crescent Ventures
			Inc
JPMorgan Chase & Co			10.25%, 08/15/2017(a)	160	165
5.00%, 12/29/2049(b)	300	292
Popular Inc
7.00%, 07/01/2019	285	276	Retail - 1.96%
		$780	Landry's Holdings II Inc
			10.25%, 01/01/2018(a)	280	290
Building Materials - 3.00%
Cemex SAB de CV
7.25%, 01/15/2021(a)	425	445	Software - 0.90%
			Activision Blizzard Inc
			6.13%, 09/15/2023(a)	125	134
Diversified Financial Services - 1.45%
Denali Borrower LLC / Denali Finance Corp
5.63%, 10/15/2020(a)	210	215	Telecommunications - 5.44%
			Altice Finco SA
			7.63%, 02/15/2025(a)	290	284
Healthcare - Products - 0.36%			B Communications Ltd
Universal Hospital Services Inc			7.38%, 02/15/2021(a)	210	225
7.63%, 08/15/2020	55	53	Wind Acquisition Finance SA
			4.75%, 07/15/2020(a)	295	297
Home Builders - 1.10%					$806
Lennar Corp			TOTAL BONDS		$5,339
4.13%, 12/01/2018	160	163	SENIOR FLOATING RATE INTERESTS - Principal
			60.49%	Amount (000's) Value (000's)

Insurance - 0.99%			Aerospace & Defense - 2.79%
Voya Financial Inc			B/E Aerospace Inc, Term Loan B
5.65%, 05/15/2053(b)	145	146	4.00%, 11/19/2021(b)	$413	$414

Internet - 0.68%			Automobile Manufacturers - 0.70%
Zayo Group LLC / Zayo Capital Inc			Navistar Inc, Term Loan B
10.13%, 07/01/2020	92	101	6.50%, 08/06/2020(b)	105	104

Media- 5.54%			Automobile Parts & Equipment - 1.08%
CCO Safari II LLC			Federal-Mogul Holdings Corp, Term Loan C
4.91%, 07/23/2025(a)	320	317	4.75%, 04/02/2021(b)	148	144
DISH DBS Corp			Goodyear Tire & Rubber Co/The, Term Loan
4.25%, 04/01/2018	355	354	B
WideOpenWest Finance LLC /			3.75%, 04/30/2019(b)	16	16
WideOpenWest Capital Corp					$160
10.25%, 07/15/2019	145	150
			Building Materials - 0.76%
		$821
			GYP Holdings III Corp, Term Loan B
Metal Fabrication & Hardware - 2.23%			7.75%, 03/25/2022(b)	115	113
Wise Metals Intermediate Holdings LLC/Wise
Holdings Finance Corp
9.75%, PIK 9.75%, 06/15/2019(a),(c)	360	331	Chemicals - 9.15%
			A Schulman Inc, Term Loan B
			4.00%, 05/11/2022(b)	135	134
Mining - 0.68%			Aruba Investments Inc, Term Loan B
FMG Resources August 2006 Pty Ltd			4.50%, 02/02/2022(b)	80	80
9.75%, 03/01/2022(a)	110	101	Axiall Holdco Inc, Term Loan B
			4.00%, 02/25/2022(b)	225	225
			AZ Chem US Inc, Term Loan
			7.50%, 06/10/2022(b)	300	297

See accompanying notes.

97

Schedule of Investments
Dynamic High Yield Explorer Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Chemicals (continued)			Media- 3.21%
Emerald Performance Materials LLC, Term			CCO Safari III LLC, Term Loan I
Loan			3.50%, 01/23/2023(b)	$110	$110
7.75%, 07/22/2022(b)	$265	$263	Cumulus Media Holdings Inc, Term Loan B
Ineos US Finance LLC, Term Loan B			4.25%, 12/23/2020(b)	239	219
3.75%, 12/15/2020(b)	212	210	Univision Communications Inc, Term Loan
Methanol Holdings Trinidad Ltd, Term Loan			C4
B			4.00%, 03/01/2020(b)	148	147
4.25%, 06/16/2022(b)	150	147			$476
		$1,356
			Mining - 2.00%
Computers - 0.99%			FMG Resources August 2006 Pty Ltd, Term
Oberthur Technologies of America Corp,			Loan B
Term Loan B2			3.75%, 06/30/2019(b)	368	297
4.50%, 10/18/2019(b)	148	147

			Oil & Gas - 3.36%
Consumer Products - 0.82%			Drillships Financing Holding Inc, Term Loan
Dell International LLC, Term Loan B2			B1
4.00%, 04/29/2020(b)	122	122	6.00%, 03/31/2021(b)	132	94
			Seadrill Operating LP, Term Loan B
			4.00%, 02/12/2021(b)	376	256
Diversified Financial Services - 1.01%
			Seventy Seven Operating LLC, Term Loan B
Delos Finance Sarl, Term Loan B			3.75%, 06/17/2021(b)	174	148
3.50%, 02/26/2021(b)	150	150
					$498

Electronics - 3.18%			Oil & Gas Services - 2.40%
Isola USA Corp, Term Loan B			Navios Maritime Midstream Partners LP,
9.25%, 11/29/2018(b)	233	198	Term Loan B
			5.50%, 06/15/2020(b)	360	356
TTM Technologies Inc, Term Loan B
6.00%, 05/07/2021(b)	290	274
		$472	Pharmaceuticals - 5.65%
			DPx Holdings BV, Term Loan B
Entertainment - 6.83%			4.25%, 01/22/2021(b)	149	147
CCM Merger Inc, Term Loan B
4.50%, 07/30/2021(b)	302	302	Grifols Worldwide Operations USA Inc, Term
			Loan B
Eldorado Resorts Inc, Term Loan B			3.20%, 03/05/2021(b)	173	173
4.25%, 07/15/2022(b)	300	300
			Horizon Pharma Inc, Term Loan B
Lions Gate Entertainment Corp, Term Loan			4.50%, 04/29/2021(b)	45	45
B
5.00%, 03/11/2022(b)	145	145	Par Pharmaceutical Cos Inc, Term Loan B2
			4.00%, 09/30/2019(b)	173	173
WMG Acquisition Corp, Term Loan B
3.75%, 07/07/2020(b)	272	266	Valeant Pharmaceuticals International Inc,
			Term Loan BD
		$1,013	3.50%, 02/13/2019(b)	200	199
Food- 1.95%			Valeant Pharmaceuticals International Inc,
JBS USA LLC			Term Loan BF1
0.00%, 08/18/2022(b),(d)	290	289	4.00%, 04/01/2022(b)	100	100
					$837

Forest Products & Paper - 3.66%			REITS- 1.24%
Caraustar Industries Inc, Term Loan B			iStar Inc, Term Loan A2
8.00%, 05/01/2019(b)	368	366	7.00%, 03/19/2017(b)	180	183
NewPage Corp, Term Loan B
9.50%, 02/05/2021(b)	297	176
			Retail - 5.57%
		$542	Academy Ltd, Term Loan B
Healthcare - Products - 0.47%			5.00%, 06/16/2022(b)	150	149
ConvaTec Inc, Term Loan B			Dollar Tree Inc, Term Loan B1
4.25%, 06/09/2020(b)	20	20	3.50%, 05/26/2022(b)	25	25
Kinetic Concepts Inc, Term Loan E1			Michaels Stores Inc, Term Loan B
4.50%, 05/04/2018(b)	49	49	4.00%, 01/20/2028(b)	218	217
		$69	Neiman Marcus Group LTD LLC, Term
			Loan
Healthcare - Services - 1.03%			4.25%, 10/25/2020(b)	293	289
MPH Acquisition Holdings LLC, Term Loan			PetSmart Inc, Term Loan B
B			4.25%, 03/11/2022(b)	145	145
3.75%, 03/19/2021(b)	135	133
					$825
Radnet Management Inc, Term Loan B
4.26%, 10/10/2018(b)	20	19
		$152

Insurance - 1.82%
Asurion LLC, Term Loan
8.50%, 02/19/2021(b)	275	269

See accompanying notes.

98

		Schedule of Investments
	Dynamic High Yield Explorer Fund
		August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)

Software - 0.82%
Evergreen Skills Lux Sarl, Term Loan
3.75%, 04/08/2021(b)	$123	$122

TOTAL SENIOR FLOATING RATE INTERESTS		$8,966
Total Investments		$14,933
Liabilities in Excess of Other Assets, Net - (0.75)%		$(111)
TOTAL NET ASSETS - 100.00%		$14,822

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,210 or 21.66% of net assets.
(b)	Variable Rate. Rate shown is in effect at August 31, 2015.
(c)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(d)	This Senior Floating Rate Note will settle after August 31, 2015, at which time the interest rate will be determined.

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Cyclical	19.67%
Basic Materials	15.49%
Communications	14.87%
Financial	12.87%
Industrial	12.71%
Consumer, Non-cyclical	10.27%
Energy	7.91%
Exchange Traded Funds	4.24%
Technology	2.72%
Liabilities in Excess of Other Assets, Net	(0.75)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

99

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS - 43.00%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.03%			Automobile Parts & Equipment (continued)
Gendai Agency Inc	9,700	$53	Pirelli & C. SpA	41,525	$696
Interpublic Group of Cos Inc/The (a)	34,915	659	Remy International Inc	7,886	231
Journal Media Group Inc	393	3	Rheinmetall AG	20,801	1,281
Moshi Moshi Hotline Inc	19,200	196	Sumitomo Electric Industries Ltd	34,940	478
		$911	Takata Corp	27,900	291
			Tokai Rika Co Ltd	19,900	421
Aerospace & Defense - 1.05%			Toyo Tire & Rubber Co Ltd	10,700	239
Boeing Co/The (a)	16,760	2,190
			Toyoda Gosei Co Ltd	30,400	594
Cobham PLC	181,359	777	Toyota Boshoku Corp	31,800	528
Finmeccanica SpA (b)	119,342	1,613
			Toyota Industries Corp	12,915	639
General Dynamics Corp (a)	11,090	1,575
			TPR Co Ltd	5,100	123
Harris Corp (a)	40,940	3,145
					$13,525
IHI Corp	85,000	262
Jamco Corp	18,572	728	Banks - 2.30%
Kawasaki Heavy Industries Ltd	23,000	87	Alpha Bank AE (b)	1,075,249	101
KLX Inc (b)	9,672	378	Banca Monte dei Paschi di Siena SpA (b)	3,085	6
L-3 Communications Holdings Inc (a)	23,678	2,497	Banca Popolare di Milano Scarl	1,122,546	1,186
Lockheed Martin Corp (a)	26,278	5,287	Banco Popolare SC (b)	10,135	174
MTU Aero Engines AG	1,186	106	Banco Santander SA	90,136	550
Northrop Grumman Corp (a)	41,935	6,867	Bank of America Corp (a)	368,005	6,013
Raytheon Co (a)	20,690	2,122	Bank of New York Mellon Corp/The (a)	77,020	3,065
Rockwell Collins Inc (a)	16,308	1,335	Bankinter SA	13,124	98
TransDigm Group Inc (b)	5,574	1,281	BankUnited Inc	29,573	1,054
United Technologies Corp (a)	37,283	3,416	BBCN Bancorp Inc (a)	21,420	312
		$33,666	BNP Paribas SA	16,795	1,058
			BOK Financial Corp	21,396	1,354
Agriculture - 0.19%			CaixaBank SA	227,106	977
Altria Group Inc (a)	41,680	2,233	Citigroup Inc (a)	49,481	2,647
Archer-Daniels-Midland Co (a)	12,570	566
			City National Corp/CA	21,246	1,865
Philip Morris International Inc (a)	17,270	1,378	Community Bank System Inc (a)	7,530	269
Reynolds American Inc (a)	18,650	1,562	Cullen/Frost Bankers Inc (a)	19,577	1,266
Swedish Match AB	8,390	248	DNB ASA	34,109	486
		$5,987	East West Bancorp Inc	27,800	1,123
			EFG International AG (b)	84,035	965
Airlines - 0.37%
American Airlines Group Inc	181,220	7,064	Eighteenth Bank Ltd/The	24,000	70
Delta Air Lines Inc (a)	14,540	637	Fifth Third Bancorp (a)	81,960	1,633
Deutsche Lufthansa AG (b)	13,622	165	FinecoBank Banca Fineco SpA	3,129	24
Japan Airlines Co Ltd	14,656	520	First Republic Bank/CA	21,834	1,317
JetBlue Airways Corp (b),(c)	39,840	889	Goldman Sachs Group Inc/The (a)	4,480	845
Southwest Airlines Co (a)	11,171	410	Huntington Bancshares Inc/OH (a)	541,261	5,905
United Continental Holdings Inc (b)	39,010	2,223	JPMorgan Chase & Co (a)	52,500	3,365
			Jyske Bank A/S (b)	2,478	138
		$11,908
			M&T Bank Corp	34,334	4,060
Apparel - 0.16%			Mediobanca SpA	35,485	355
Asics Corp	40,521	1,183	Mitsubishi UFJ Financial Group Inc	422,258	2,785
Descente Ltd	18,079	251	Mizuho Financial Group Inc	1,023,800	2,097
Hanesbrands Inc (a)	15,360	462	Morgan Stanley (a)	63,747	2,196
Michael Kors Holdings Ltd (b)	7,123	310	National Penn Bancshares Inc	52,194	627
Moncler SpA	13,035	235	Nordea Bank AB	3	—
VF Corp (a)	38,680	2,802	Northern Trust Corp	24,827	1,734
		$5,243	Oita Bank Ltd/The	33,000	138
			Piraeus Bank SA (b)	649,144	62
Automobile Manufacturers - 0.24%			PNC Financial Services Group Inc/The (a)	54,419	4,958
Fiat Chrysler Automobiles NV (b)	70,623	990
			Prosperity Bancshares Inc (a)	17,010	879
Ford Motor Co (a)	102,940	1,428
			Regions Financial Corp (a)	47,480	455
General Motors Co (a)	24,850	731
			Shinsei Bank Ltd	392,800	847
Hino Motors Ltd	41,900	459	Skandinaviska Enskilda Banken AB	35,278	410
Honda Motor Co Ltd	45,300	1,425	Square 1 Financial Inc (a),(b)	16,671	420
Mazda Motor Corp	26,300	451	State Street Corp (a)	19,450	1,399
PACCAR Inc	39,150	2,309	Sumitomo Mitsui Financial Group Inc	36,900	1,506
		$7,793	SunTrust Banks Inc	10,080	407
Automobile Parts & Equipment - 0.42%			Swedbank AB	2,394	55
Aisan Industry Co Ltd	32,100	296	Synovus Financial Corp (a)	23,630	719
Allison Transmission Holdings Inc	80,303	2,297	TCF Financial Corp (a)	39,990	621
Continental AG (a)	772	163	Texas Capital Bancshares Inc (a),(b)	9,520	513
Daikyonishikawa Corp	13,860	662	Tochigi Bank Ltd/The	35,000	187
Delphi Automotive PLC (a)	25,930	1,958	Tokyo TY Financial Group Inc	10,823	300
Exedy Corp	17,900	407	UBS Group AG (b)	86,304	1,785
Georg Fischer AG	108	65	UniCredit SpA	46,600	304
Johnson Controls Inc (a)	10,330	425	Unione di Banche Italiane SCpA	56,101	437
Keihin Corp	43,400	599	Wells Fargo & Co (a)	87,216	4,651
Koito Manufacturing Co Ltd	5,022	172	Wilshire Bancorp Inc (a)	72,485	774
NGK Spark Plug Co Ltd	21,500	527	Yamanashi Chuo Bank Ltd/The	40,000	195
Nissin Kogyo Co Ltd	31,500	433			$73,742
See accompanying notes.			100

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Beverages - 1.38%			Chemicals (continued)
Anheuser-Busch InBev SA/NV ADR	112,822	$12,288	Nippon Shokubai Co Ltd	25,800	$396
Asahi Group Holdings Ltd	22,310	735	Nitto Denko Corp	7,600	509
C&C Group PLC	203,764	811	OM Group Inc	29,095	975
Coca-Cola Co/The (a)	122,774	4,828	Platform Specialty Products Corp (b),(c)	134,994	2,584
Constellation Brands Inc (a)	15,970	2,044	PPG Industries Inc (a)	3,740	356
Dr Pepper Snapple Group Inc (a)	21,052	1,615	Praxair Inc (a),(d)	40,970	4,332
Heineken NV	97,796	7,729	RPM International Inc (a)	40,500	1,776
Molson Coors Brewing Co	95,036	6,471	Sherwin-Williams Co/The (a)	27,415	7,013
Monster Beverage Corp (b)	22,238	3,079	Shin-Etsu Chemical Co Ltd	15,050	826
PepsiCo Inc (a)	49,300	4,581	Showa Denko KK	91,000	104
		$44,181	Sigma-Aldrich Corp (a)	26,088	3,637
			Sumitomo Bakelite Co Ltd	110,720	426
Biotechnology - 0.49%			Symrise AG	2,577	155
Alnylam Pharmaceuticals Inc (b),(d)	7,449	767
			Syngenta AG ADR	10,000	693
Amgen Inc	15,405	2,338	Teijin Ltd	62,000	197
Arena Pharmaceuticals Inc (b)	199,113	540
Biogen Inc (b),(d)	3,625	1,078	Tokyo Ohka Kogyo Co Ltd	6,908	194
Celgene Corp (b)	8,553	1,010	Umicore SA	5,229	209
			Valspar Corp/The (a)	14,560	1,067
Emergent BioSolutions Inc (a),(b)	8,430	281
Five Prime Therapeutics Inc (b)	9,269	177	Wacker Chemie AG	7,723	665
Gilead Sciences Inc (a)	23,140	2,431	Yara International ASA	8,338	372
Illumina Inc (b)	6,970	1,377			$68,719
Incyte Corp (b)	8,295	964	Commercial Services - 1.54%
KYTHERA Biopharmaceuticals Inc (b)	19,439	1,452	Adecco SA (b)	1,716	135
PTC Therapeutics Inc (b)	7,676	293	ADT Corp/The (a)	35,510	1,164
Regeneron Pharmaceuticals Inc (a),(b)	4,060	2,085	Aeon Delight Co Ltd	5,600	178
Vertex Pharmaceuticals Inc (b)	8,277	1,055	Applus Services SA	2,560	26
		$15,848	Atlantia SpA	7,884	211
			Automatic Data Processing Inc	24,575	1,900
Building Materials - 0.93%			Benesse Holdings Inc	7,600	201
BRAAS Monier Building Group SA	62,056	1,570	Cintas Corp (a)	40,040	3,403
Builders FirstSource Inc (b)	22,446	333
			CoStar Group Inc (b)	25,880	4,582
Bunka Shutter Co Ltd	14,700	112	Ellaktor SA (b)	102,085	142
Cie de Saint-Gobain	42,231	1,938	Equifax Inc (a)	8,510	833
CRH PLC	1	—	Gartner Inc (a),(b)	10,250	877
CRH PLC	64,888	1,940	Global Payments Inc (a)	11,510	1,282
Fortune Brands Home & Security Inc (a)	106,168	5,080
			Hertz Global Holdings Inc (b)	270,795	4,991
Geberit AG	1,960	622	ISS A/S	3,765	131
HeidelbergCement AG (a)	9,808	740
			Kanamoto Co Ltd	9,800	259
Italcementi SpA	41,514	464	LifeLock Inc (b)	42,522	359
Lennox International Inc	34,479	4,070	MasterCard Inc (a)	33,150	3,062
Louisiana-Pacific Corp (b)	201,066	3,306
			McGraw Hill Financial Inc (a),(d)	53,959	5,233
Martin Marietta Materials Inc	3,629	609	Monster Worldwide Inc (b)	115,438	839
Norbord Inc	195,078	3,204	Moody's Corp (a)	19,778	2,024
Owens Corning	8,946	396	Outsourcing Inc	15,600	352
Sanwa Holdings Corp	47,500	361	PayPal Holdings Inc (b)	56,423	1,975
Sika AG	76	251	Prosegur Cia de Seguridad SA	5,090	25
Taiheiyo Cement Corp	200,500	677	QinetiQ Group PLC	189,890	674
Vulcan Materials Co (a)	27,210	2,547
			Randstad Holding NV	2,532	160
Wienerberger AG	85,294	1,515	RELX NV	32,330	497
		$29,735	Robert Half International Inc (a)	54,036	2,757
Chemicals - 2.14%			Securitas AB	28,977	369
Air Products & Chemicals Inc (a)	133,104	18,572	SEI Investments Co (a),(d)	33,187	1,678
Akzo Nobel NV (a)	107,901	7,287	Service Corp International/US (a)	68,610	2,034
Ashland Inc (a)	42,210	4,431	TechnoPro Holdings Inc	44,774	1,304
Brenntag AG (a)	7,560	420	Temp Holdings Co Ltd	7,200	321
Clariant AG (b)	4,361	79	Total System Services Inc (a)	90,590	4,152
			TriNet Group Inc (b)	17,817	300
Cytec Industries Inc	17,624	1,308
			Xoom Corp (b)	35,015	869
Daicel Corp	73,751	970
Dow Chemical Co/The (a)	22,369	979			$49,299
Eastman Chemical Co (a)	28,240	2,046
Ecolab Inc (a)	4,790	523	Computers - 0.86%
			Accenture PLC - Class A	31,518	2,971
Evonik Industries AG	8	—	Apple Inc (a)	89,093	10,046
Fujimi Inc	10,100	155	Computer Sciences Corp (a)	50,768	3,147
Givaudan SA (b)	209	359
			Dot Hill Systems Corp (b)	52,948	512
Hitachi Chemical Co Ltd	22,900	351	Ferrotec Corp	26,300	198
JSR Corp	44,400	696	Fujitsu Ltd	448,895	2,222
Koninklijke DSM NV	10,061	528	Hewlett-Packard Co (a)	80,389	2,256
LANXESS AG	2,186	111	International Business Machines Corp (a)	10,903	1,612
Linde AG	322	56	Itochu Techno-Solutions Corp	26,100	574
Lonza Group AG (b)	8,901	1,215
			Japan Digital Laboratory Co Ltd	7,700	112
Methanex Corp	39,787	1,622	Melco Holdings Inc	17,400	283
Mitsui Chemicals Inc	155,640	525	NET One Systems Co Ltd	53,300	324

See accompanying notes.

101

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Computers (continued)			Electric (continued)
Nomura Research Institute Ltd	6,999	$283	Iberdrola SA (a)	153,279	$1,037
Obic Co Ltd	11,576	516	Pepco Holdings Inc	100,191	2,302
SCSK Corp	28,900	1,043	PG&E Corp (a)	14,810	734
Stratasys Ltd (b)	36,600	1,122	Red Electrica Corp SA	3,590	286
Synaptics Inc (a),(b)	6,500	456	Southern Co/The (a)	58,240	2,528
		$27,677	Terna Rete Elettrica Nazionale SpA	18,771	87
			UIL Holdings Corp	1,621	74
Consumer Products - 0.21%
Avery Dennison Corp (a)	15,450	897			$23,782
Church & Dwight Co Inc (a)	40,247	3,473	Electrical Components & Equipment - 0.27%
Clorox Co/The (a)	15,190	1,689	Acuity Brands Inc	5,241	1,021
Samsonite International SA	233,110	726	Advanced Energy Industries Inc (a),(b)	26,740	649
		$6,785	Capstone Turbine Corp (b)	887,661	356
			Funai Electric Co Ltd	53,300	536
Cosmetics & Personal Care - 0.18%			Gamesa Corp Tecnologica SA	14,018	210
Avon Products Inc	65,294	339	Generac Holdings Inc (b)	125,890	3,893
Colgate-Palmolive Co (a)	39,620	2,489
			OSRAM Licht AG	8,884	469
Estee Lauder Cos Inc/The	10,647	849	Prysmian SpA	7,075	151
Kose Corp	2,306	228	SunPower Corp (b)	43,682	1,060
Pigeon Corp	10,897	288	Ushio Inc	36,200	423
Procter & Gamble Co/The (a)	18,525	1,309
					$8,768
Svenska Cellulosa AB SCA	10,640	303
		$5,805	Electronics - 0.57%
			Agilent Technologies Inc (a)	31,573	1,146
Distribution & Wholesale - 0.10%			Alps Electric Co Ltd	32,960	1,030
Genuine Parts Co (a)	21,390	1,786
			Arrow Electronics Inc (a),(b)	58,520	3,272
HD Supply Holdings Inc (b)	28,958	956
			Benchmark Electronics Inc (a),(b)	21,522	460
Trusco Nakayama Corp	8,700	336	Gentex Corp/MI (a)	177,835	2,756
Yondoshi Holdings Inc	11,800	256	GoPro Inc (b)	5,082	237
		$3,334	Hamamatsu Photonics KK	18,049	446
Diversified Financial Services - 0.62%			Horiba Ltd	3,100	109
American Express Co	9,861	757	Hosiden Corp	61,200	329
Ameriprise Financial Inc (a)	16,930	1,907	Hoya Corp	22,336	872
Avolon Holdings Ltd (b)	6,474	190	IMAX Corp (b)	21,918	687
BlackRock Inc	7,963	2,409	Iriso Electronics Co Ltd	1,900	86
E*TRADE Financial Corp (a),(b)	17,950	472	Keysight Technologies Inc (a),(b)	31,370	1,005
Element Comm Aviation (b),(c),(e)	280	2,800	Koninklijke Philips NV	7,823	201
GAM Holding AG (b)	15,422	284	Kuroda Electric Co Ltd	25,200	466
Hellenic Exchanges - Athens Stock Exchange	88,414	427	Methode Electronics Inc (a)	26,738	710
SA			Mitsumi Electric Co Ltd	22,100	126
Hitachi Capital Corp	12,611	303	Murata Manufacturing Co Ltd	1,544	222
Home Loan Servicing Solutions Ltd (a)	40,435	28	Nichicon Corp	60,100	438
IBJ Leasing Co Ltd	13,300	274	Nippon Ceramic Co Ltd	13,900	197
Invesco Ltd (a)	19,120	652	Sanmina Corp (a),(b)	35,520	683
Japan Exchange Group Inc	39,478	1,225	SCREEN Holdings Co Ltd	121,000	579
Kenedix Inc	77,100	272	TE Connectivity Ltd	8,582	509
Legg Mason Inc (a)	42,574	1,887	Tokyo Seimitsu Co Ltd	24,600	471
LendingClub Corp (b),(c)	40,943	514	Waters Corp (a),(b)	11,250	1,366
MarketAxess Holdings Inc	7,729	699			$18,403
Mirae Asset Securities Co Ltd	52	2	Energy - Alternate Sources - 0.09%
Mitsubishi UFJ Lease & Finance Co Ltd	84,100	405	GCL-Poly Energy Holdings Ltd (b)	3,317,705	533
NASDAQ OMX Group Inc/The (a)	13,516	692
			Green Plains Inc (a)	25,940	552
Partners Group Holding AG	957	309	SunEdison Inc (b)	163,986	1,705
Raymond James Financial Inc (a)	11,253	596
Springleaf Holdings Inc (b)	22,212	994			$2,790
Visa Inc (a)	9,460	674	Engineering & Construction - 0.34%
WisdomTree Investments Inc	20,899	392	Abengoa SA	86,732	106
Zenkoku Hosho Co Ltd	16,780	603	Acciona SA	259	19
		$19,767	ACS Actividades de Construccion y Servicios	19,087	617
			SA (a)
Electric - 0.74%			AECOM (b)	38,073	1,047
Ameren Corp (a)	26,230	1,057
Cleco Corp (a)	135,057	7,236	Balfour Beatty PLC	393,242	1,636
DTE Energy Co (a)	17,590	1,373	Boskalis Westminster	9,953	518
			Ferrovial SA (a)	18,353	438
Duke Energy Corp (a)	19,570	1,388
			Flughafen Zuerich AG	436	347
E.ON SE	31,012	350	HOCHTIEF AG (a)	2,825	238
Edison International (a)	6,910	404
			Jacobs Engineering Group Inc (b)	37,138	1,501
Endesa SA (a)	52,515	1,085
			Kyudenko Corp	21,800	430
Enel SpA	80,017	360	NCC AB	116	3
EnerNOC Inc (b)	126,049	1,177
Entergy Corp (a)	9,210	602	Nippon Densetsu Kogyo Co Ltd	16,900	311
			Skanska AB	26,932	527
Fortum OYJ	3,750	61	Tecnicas Reunidas SA	14,392	690
Hawaiian Electric Industries Inc	52,737	1,491	Tokyu Construction Co Ltd	2,600	25
Hera SpA	58,637	150	TopBuild Corp (a),(b)	5,713	181

See accompanying notes.

102

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Engineering & Construction (continued)			Healthcare - Products - 1.32%
Toyo Engineering Corp (b)	142,000	$361	Asahi Intecc Co Ltd	19,611	$797
Vinci SA	24,609	1,583	Baxter International Inc	479,275	18,428
Yumeshin Holdings Co Ltd	34,300	226	Becton Dickinson and Co (a)	38,768	5,467
		$10,804	Coloplast A/S	1,555	106
			CR Bard Inc (a)	9,256	1,794
Entertainment - 0.03%			Danaher Corp	20,905	1,819
Avex Group Holdings Inc	17,900	228	Edwards Lifesciences Corp (b)	5,347	753
OPAP SA	103,381	812	Hologic Inc (a),(b)	47,607	1,848
Pinnacle Entertainment Inc (b)	727	27
			Intuitive Surgical Inc (a),(b)	8,356	4,269
		$1,067	Medtronic PLC	30,991	2,240
Environmental Control - 0.42%			Olympus Corp	12,210	444
Clean Harbors Inc (b)	44,311	2,177	Shimadzu Corp	15,500	227
Daiseki Co Ltd	10,400	181	Sorin SpA (b)	81,455	255
METAWATER Co Ltd	6,400	151	Straumann Holding AG	751	224
Republic Services Inc (a)	125,448	5,141	Stryker Corp (a)	13,250	1,307
Stericycle Inc (a),(b)	18,490	2,610	Sysmex Corp	15,508	936
Waste Connections Inc (a)	31,170	1,482	Thoratec Corp (b)	20,895	1,313
Waste Management Inc (a)	30,970	1,550	Tornier NV (b)	7,629	170
		$13,292			$42,397

Food - 1.39%			Healthcare - Services - 1.08%
Aryzta AG (b)	3,559	182	Acadia Healthcare Co Inc (b)	12,068	881
Campbell Soup Co (a)	23,929	1,148	Aetna Inc (a)	11,230	1,286
ConAgra Foods Inc (a)	48,974	2,041	Ain Pharmaciez Inc	21,895	1,003
Delhaize Group	4,984	446	Anthem Inc (a)	18,839	2,657
			Cigna Corp (a)	32,501	4,575
Ebro Foods SA	4,825	97
General Mills Inc (a)	39,480	2,241	CMIC Holdings Co Ltd	15,000	203
Hershey Co/The (a)	52,302	4,682	DaVita HealthCare Partners Inc (a),(b)	48,080	3,637
Hormel Foods Corp (a)	10,140	620	Envision Healthcare Holdings Inc (b)	31,127	1,275
Ingredion Inc (a)	13,250	1,144	EPS Holdings Inc	10,800	126
Kellogg Co (a)	12,480	827	HCA Holdings Inc (a),(b)	39,900	3,456
			Health Net Inc/CA (b)	5,972	383
Kesko OYJ	10,476	376
Kikkoman Corp	19,242	618	Humana Inc	7,152	1,307
			IPC Healthcare Inc (b)	9,527	756
Koninklijke Ahold NV	35,323	697
			Laboratory Corp of America Holdings (a),(b)	29,631	3,491
Kraft Heinz Co/The	198,621	14,432
Kroger Co/The (a)	50,780	1,752	MEDNAX Inc (a),(b)	27,430	2,210
Marine Harvest ASA	3,327	40	Message Co Ltd	9,300	337
			Quest Diagnostics Inc (a)	6,790	460
MEIJI Holdings Co Ltd	3,559	579
Mondelez International Inc	125,644	5,322	RHOEN-KLINIKUM AG	10,577	284
			UnitedHealth Group Inc (a)	53,147	6,149
Nestle SA	5,228	385
Nomad Foods Ltd (b),(e)	97,318	1,944			$34,476
Orkla ASA	32,857	242	Holding Companies - Diversified - 0.01%
Post Holdings Inc (b)	3,222	210
Safeway, Inc. - CVR - Casa Ley (b),(e)	11,050	—	Seiko Holdings Corp	58,700	348
Safeway, Inc. - CVR - Property Development	11,050	—
Centers (b),(c),(e)			Home Builders - 0.60%
Seven & i Holdings Co Ltd	10,500	457	Cairn Homes PLC (b)	516,493	635
Sonae SGPS SA	4,426	6	DR Horton Inc	102,774	3,121
WhiteWave Foods Co/The (a),(b)	70,127	3,236	Iida Group Holdings Co Ltd	23,137	408
Whole Foods Market Inc (a)	15,720	515	NVR Inc (a),(b)	5,258	7,992
Yaoko Co Ltd	4,708	245	PulteGroup Inc (d)	311,405	6,443
		$44,484	Standard Pacific Corp (b)	3,292	28
			Winnebago Industries Inc (a)	35,180	720
Forest Products & Paper - 0.12%					$19,347
BillerudKorsnas AB	3,930	60
Holmen AB	1,569	44	Home Furnishings - 0.47%
International Paper Co (a)	45,380	1,958	Electrolux AB	45,689	1,287
Smurfit Kappa Group PLC	39,600	1,168	Harman International Industries Inc	29,444	2,878
Stora Enso OYJ	16,165	143	Hoshizaki Electric Co Ltd	3,800	242
UPM-Kymmene OYJ	24,371	405	iRobot Corp (b)	21,871	641
		$3,778	Leggett & Platt Inc (a)	51,690	2,296
			Pioneer Corp (b)	269,500	487
Gas - 0.22%			Sony Corp	31,940	823
AGL Resources Inc	4,684	286	Sony Corp ADR	169,669	4,374
Atmos Energy Corp (a)	13,390	734	Tempur Sealy International Inc (a),(b)	10,540	770
(a)
CenterPoint Energy Inc	125,540	2,337	Whirlpool Corp (a)	7,006	1,178
Enagas SA (a)	22,434	612
					$14,976
Snam SpA (a)	31,829	155
UGI Corp (a)	84,913	2,894	Housewares - 0.06%
		$7,018	Newell Rubbermaid Inc (a)	31,210	1,315
			Toro Co/The (a)	7,240	516
Hand & Machine Tools - 0.07%					$1,831
DMG Mori Co Ltd	23,900	341
Stanley Black & Decker Inc (a)	19,918	2,022	Insurance - 2.56%
		$2,363	ACE Ltd	31,408	3,209

See accompanying notes.

103

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Insurance (continued)			Internet (continued)
Aegon NV	21,894	$135	Google Inc - A Shares (b)	1,516	$982
Ageas	1,621	66	Google Inc - C Shares (b)	7,883	4,874
Alleghany Corp (b),(d)	3,160	1,485	Gree Inc	81,900	386
Allianz SE	124	20	Groupon Inc (b)	267,644	1,204
American Equity Investment Life Holding Co	37,900	919	Infomart Corp	9,000	103
(a)			Klarna Holding AB (b),(e),(f)	808	92
American Financial Group Inc/OH (a)	27,794	1,919	Optimal Payments PLC (b)	388,303	1,886
American International Group Inc (d)	93,855	5,663	Orbitz Worldwide Inc (b)	111,417	1,278
Aon PLC (a)	38,682	3,614	Pandora Media Inc (b)	28,983	520
Aspen Insurance Holdings Ltd (a)	40,030	1,838	Proto Corp	6,600	97
Assurant Inc (a)	9,230	686	Rakuten Inc	99,344	1,416
Assured Guaranty Ltd	45,300	1,144	Shutterstock Inc (b)	16,256	545
Baloise Holding AG	2,177	266	United Internet AG	7,393	357
Berkshire Hathaway Inc - Class B (a),(b)	22,430	3,007	VeriSign Inc (a),(b)	26,990	1,861
Brown & Brown Inc (a)	33,710	1,081	Yelp Inc (b)	10,763	261
Chubb Corp/The	24,996	3,020	Zillow Group Inc (b)	44,158	1,121
Dai-ichi Life Insurance Co Ltd/The	51,000	927	Zillow Group Inc (b)	87,955	2,169
Delta Lloyd NV	83,212	884	zulily Inc (b)	31,739	563
Fairfax Financial Holdings Ltd	4,385	2,039			$39,581
Gjensidige Forsikring ASA	12,435	184
Hannover Rueck SE	4,914	499	Iron & Steel - 0.10%
			Acerinox SA (a)	8,250	95
Hartford Financial Services Group Inc/The (a)	193,767	8,903
HCC Insurance Holdings Inc	21,385	1,652	Aichi Steel Corp	17,000	66
HCI Group Inc (a)	14,200	564	Chubu Steel Plate Co Ltd	17,500	72
Helvetia Holding AG	45	24	Hitachi Metals Ltd	26,901	340
Lincoln National Corp (a)	9,360	475	Japan Steel Works Ltd/The	143,000	474
Loews Corp (a)	13,210	482	Kobe Steel Ltd	212,000	284
Mapfre SA	7,506	22	Kyoei Steel Ltd	23,200	404
Markel Corp (b)	5,685	4,683	Salzgitter AG	411	13
Marsh & McLennan Cos Inc (a)	83,886	4,507	Tokyo Steel Manufacturing Co Ltd	100,600	649
MetLife Inc	28,362	1,421	Yamato Kogyo Co Ltd	24,750	555
Muenchener Rueckversicherungs-Gesellschaft	2,475	454	Yodogawa Steel Works Ltd	60,000	255
AG in Muenchen					$3,207
Navigators Group Inc/The (a),(b)	3,890	296
			Leisure Products & Services - 0.21%
NN Group NV	1,128	34	Harley-Davidson Inc	38,413	2,153
PartnerRe Ltd	2,909	403	HIS Co Ltd	4,700	161
Progressive Corp/The (a)	51,371	1,539	Jarden Corp (a),(b)	30,830	1,583
Reinsurance Group of America Inc	15,255	1,386	Polaris Industries Inc (a)	8,360	1,086
RenaissanceRe Holdings Ltd (a)	23,525	2,398	Shimano Inc	2,840	382
Saga PLC	176,379	547	Steiner Leisure Ltd (b)	2,210	141
Sony Financial Holdings Inc	63,885	1,195	TUI AG	66,659	1,190
StanCorp Financial Group Inc	7,066	803			$6,696
Swiss Life Holding AG (b)	6,034	1,412
Swiss Re AG	9,537	818	Lodging - 0.49%
Symetra Financial Corp	26,322	828	Boyd Gaming Corp (a),(b)	27,150	437
T&D Holdings Inc	166,828	2,240	Diamond Resorts International Inc (b)	47,261	1,200
Talanx AG	2,822	85	Hilton Worldwide Holdings Inc	53,600	1,331
Tokio Marine Holdings Inc	11,545	462	Interval Leisure Group Inc (a)	26,430	530
Torchmark Corp (a)	31,015	1,813	Las Vegas Sands Corp	19,555	904
Travelers Cos Inc/The (a)	23,060	2,296	Resorttrust Inc	15,800	420
Tryg A/S	1,659	33	Starwood Hotels & Resorts Worldwide Inc	105,297	7,526
Unipol Gruppo Finanziario SpA	3,958	19	Wyndham Worldwide Corp (a),(d)	38,691	2,959
UnipolSai SpA	128,771	295	Wynn Resorts Ltd	6,610	496
Universal Insurance Holdings Inc (a)	45,944	1,132			$15,803
Unum Group	63,119	2,117
			Machinery - Construction & Mining - 0.02%
White Mountains Insurance Group Ltd	2,052	1,476	Hitachi Ltd	111,100	623
Willis Group Holdings PLC	19,155	825
WR Berkley Corp (a)	29,300	1,590
Zurich Insurance Group AG (b)	257	71	Machinery - Diversified - 0.17%
		$81,905	Amada Holdings Co Ltd	11,900	104
			Bucher Industries AG	135	31
Internet - 1.24%			Daifuku Co Ltd	19,000	276
Alibaba Group Holding Ltd ADR(b)	6,657	440
			Denyo Co Ltd	22,200	346
Amazon.com Inc (b)	14,767	7,574
			Duerr AG	566	44
COOKPAD Inc	19,574	405	Eagle Industry Co Ltd	5,200	106
Corindus Vascular Robotics Inc (b),(c)	309,012	1,081
			Fuji Machine Manufacturing Co Ltd	8,800	79
Coupons.com Inc (b)	140,215	1,310
			GEA Group AG	7,775	303
CyberAgent Inc	39,221	1,552	Hisaka Works Ltd	19,800	168
Digital Garage Inc	8,200	116	Husqvarna AB	80,785	524
Dip Corp	9,995	175	IDEX Corp (a)	28,826	2,070
eBay Inc (b)	53,283	1,444
			KION Group AG	3,819	169
en-japan Inc	17,300	441	Krones AG	146	16
Expedia Inc	6,102	702	MAN SE	2,675	280
Facebook Inc (b)	51,724	4,626

See accompanying notes.

104

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Machinery - Diversified (continued)			Oil & Gas (continued)
Metso OYJ	3,594	$88	Continental Resources Inc/OK (b)	11,417	$367
OC Oerlikon Corp AG (b)	30,848	335	Devon Energy Corp (a)	11,140	475
Toshiba Machine Co Ltd	93,000	332	Eni SpA	43,351	716
Tsubakimoto Chain Co	12,400	95	Exxon Mobil Corp (a)	26,720	2,010
Zuiko Corp	4,130	155	Galp Energia SGPS SA	4,014	42
		$5,521	Hess Corp (a)	11,390	677
			Imperial Oil Ltd	96,373	3,397
Media - 1.31%			Inpex Corp	60,300	611
Axel Springer SE	2,293	139	Japan Petroleum Exploration Co Ltd	18,700	551
CBS Corp (a)	76,050	3,440
			Karoon Gas Australia Ltd (b)	342,392	469
Comcast Corp - Class A (a)	59,212	3,335
			Laredo Petroleum Inc (b)	50,692	517
DISH Network Corp (b)	145,159	8,603
			Marathon Petroleum Corp (a)	36,848	1,743
FactSet Research Systems Inc (a)	25,859	4,084
Liberty Global PLC - A Shares (b)	38,107	1,834	Neste Oyj	1,797	46
			Newfield Exploration Co (b)	13,797	460
Liberty Global PLC - C Shares (b)	102,387	4,594
Liberty Global PLC LiLAC (b)	1,995	69	Patterson-UTI Energy Inc	27,594	449
			PDC Energy Inc (a),(b)	33,220	1,866
Liberty Global PLC LiLAC (b)	5,029	167
			Phillips 66 (a)	14,140	1,118
Markit Ltd (b)	9,088	260
			Pioneer Natural Resources Co (d)	44,543	5,482
Mediaset Espana Comunicacion SA	4,654	55	Range Resources Corp	5,760	222
Nippon Television Holdings Inc	68,900	1,192	Repsol SA (a)	41,851	597
NOS SGPS SA	21,023	170	Rice Energy Inc (b)	44,475	865
ProSiebenSat.1 Media SE	14,348	697	Southwestern Energy Co (b)	160,485	2,606
Time Warner Cable Inc (a)	29,551	5,497
			Synergy Resources Corp (a),(b)	42,960	461
Time Warner Inc	21,863	1,554	Tesoro Corp (a)	17,660	1,625
Tribune Media Co	11,524	460	Valero Energy Corp	10,050	596
TV Asahi Holdings Corp	39,650	590	Western Refining Inc (a)	14,740	634
Viacom Inc (a)	27,370	1,116
			Whiting Petroleum Corp (b)	28,414	549
Walt Disney Co/The (a)	20,030	2,041
					$33,923
Wolters Kluwer NV	60,699	1,921
		$41,818	Oil & Gas Services - 0.26%
			Baker Hughes Inc (a)	40,571	2,272
Metal Fabrication & Hardware - 0.10%			Cameron International Corp (b)	15,873	1,060
Aurubis AG	12,630	836	FMC Technologies Inc (a),(b)	12,740	443
Maruichi Steel Tube Ltd	17,600	447	Halliburton Co	78,629	3,094
Neturen Co Ltd	19,000	134	McDermott International Inc (b)	214,083	1,087
Precision Castparts Corp	7,591	1,748	Subsea 7 SA (b)	14,139	122
SKF AB	745	14	Trican Well Service Ltd	218,085	305
		$3,179			$8,383

Mining - 0.07%			Packaging & Containers - 0.29%
Boliden AB	57,536	947	Ball Corp (a)	65,674	4,329
Mitsubishi Materials Corp	255,435	819	Packaging Corp of America (a)	25,909	1,739
Norsk Hydro ASA	100,623	347	Sealed Air Corp (a)	12,210	628
OSAKA Titanium Technologies Co Ltd	6,900	180	Silgan Holdings Inc (d)	24,146	1,264
		$2,293	WestRock Co (a)	22,520	1,336
Miscellaneous Manufacturers - 0.47%					$9,296
3M Co (a)	8,355	1,188
			Pharmaceuticals - 4.63%
Aalberts Industries NV	6	—	Abbott Laboratories (a)	20,548	931
Carlisle Cos Inc (a)	18,020	1,815
			Agios Pharmaceuticals Inc (b)	3,494	302
Eaton Corp PLC (d)	27,327	1,559
			Akorn Inc (a),(b)	5,270	210
Hexpol AB	8,622	86	Allergan PLC (a),(b)	69,336	21,060
Illinois Tool Works Inc (a)	65,080	5,501
Ingersoll-Rand PLC (a)	26,900	1,487	Almirall SA	1,045	20
			AmerisourceBergen Corp (a)	23,210	2,322
Mitsuboshi Belting Ltd	12,357	102	AstraZeneca PLC	29,136	1,818
Nikon Corp	58,400	747	Baxalta Inc	68,008	2,391
Sulzer AG	1,565	160	Bristol-Myers Squibb Co (a),(d)	208,681	12,410
Sumitomo Riko Co Ltd	41,500	347	Cardinal Health Inc (a)	77,368	6,365
Tenma Corp	11,500	191	Chugai Pharmaceutical Co Ltd	23,712	884
Textron Inc (a)	34,620	1,343
			Daiichi Sankyo Co Ltd	31,400	604
Trelleborg AB	5,141	84	Eisai Co Ltd	43,255	2,947
Trinity Industries Inc (a)	14,116	381
			Eli Lilly & Co (a)	7,000	576
Wartsila OYJ Abp	3,889	161	Endo International PLC (a),(b)	8,890	685
		$15,152	Express Scripts Holding Co (a),(b)	46,473	3,885
			Furiex Pharmaceuticals Inc - Rights (a),(b),(c),(e)	4,203	41
Office & Business Equipment - 0.10%
Canon Inc	36,500	1,112	Herbalife Ltd (b)	1,981	114
Xerox Corp (a)	214,879	2,185	Hospira Inc (a),(b)	40,694	3,661
			Johnson & Johnson (a)	56,354	5,296
		$3,297
			Lannett Co Inc (a),(b)	33,967	1,629
Oil & Gas - 1.06%			McKesson Corp (a)	6,713	1,326
Anadarko Petroleum Corp (a)	9,590	687	Meda AB	17,836	273
Apache Corp (a)	10,610	480	Merck & Co Inc (a),(d)	160,872	8,662
Carrizo Oil & Gas Inc (a),(b)	23,980	874	Merck KGaA	1,643	156
Cheniere Energy Inc (b)	18,560	1,154	Mylan NV (b)	167,519	8,308
Cobalt International Energy Inc (b)	196,881	1,577

See accompanying notes.

105

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Pharmaceuticals (continued)			Retail (continued)
Nippon Shinyaku Co Ltd	15,160	$521	Cawachi Ltd	16,600	$268
Novartis AG	4,345	424	Chipotle Mexican Grill Inc (b)	4,673	3,318
Novo Nordisk A/S	8,065	445	CVS Health Corp (a)	63,057	6,458
Ono Pharmaceutical Co Ltd	10,634	1,352	Dick's Sporting Goods Inc (a)	12,360	620
Orion Oyj	9,760	386	Dollar General Corp (a)	10,944	815
Perrigo Co PLC	117,077	21,422	Domino's Pizza Inc (a)	17,584	1,863
Pfizer Inc (a)	62,530	2,015	Don Quijote Holdings Co Ltd	10,461	405
PharMerica Corp (a),(b)	16,430	538	Fielmann AG	18	1
Portola Pharmaceuticals Inc (b)	53,151	2,507	Gap Inc/The (a)	19,468	639
Recordati SpA	853	20	H2O Retailing Corp	15,600	310
Roche Holding AG	7,357	2,003	Heiwado Co Ltd	10,771	228
Rohto Pharmaceutical Co Ltd	21,000	361	Hennes & Mauritz AB	360	14
Santen Pharmaceutical Co Ltd	109,484	1,713	Home Depot Inc/The (a)	44,953	5,235
Shionogi & Co Ltd	38,046	1,491	Honeys Co Ltd	28,480	233
Suzuken Co Ltd/Aichi Japan	5,890	202	HSN Inc	14,589	887
Takeda Pharmaceutical Co Ltd	48,800	2,394	HUGO BOSS AG	360	41
TESARO Inc (b)	14,344	738	Industria de Diseno Textil SA	2,220	74
TherapeuticsMD Inc (b),(c),(e)	15,388	94	Isetan Mitsukoshi Holdings Ltd	22,203	355
TherapeuticsMD Inc (b)	519,879	3,187	Jack in the Box Inc (a)	9,790	765
VCA Inc (a),(b)	6,420	356	Jand Inc (b),(c),(e),(f)	1,693	19
Zoetis Inc	433,690	19,459	Kate Spade & Co (a),(b)	77,900	1,477
		$148,504	K's Holdings Corp	14,500	462
			L Brands Inc (a)	23,350	1,959
Pipelines - 0.13%			Lowe's Cos Inc (a),(d)	103,320	7,147
Columbia Pipeline Group Inc (a)	23,820	604
			Matsuya Co Ltd	7,600	124
Williams Cos Inc/The	71,291	3,436	McDonald's Corp	29,891	2,840
		$4,040	MSC Industrial Direct Co Inc	32,387	2,192
Publicly Traded Investment Fund - 0.00%			Nishimatsuya Chain Co Ltd	39,700	355
			Office Depot Inc (b)	242,519	1,923
Nomura TOPIX Exchange Traded Fund	3,630	47
			Pal Co Ltd	19,700	586
			Pandora A/S (a)	9,701	1,121
Real Estate - 0.36%			Popeyes Louisiana Kitchen Inc (a),(b)	11,550	642
CBRE Group Inc (a),(b)	104,130	3,334
			Shimamura Co Ltd	5,000	461
Deutsche Wohnen AG	35,309	929	Signet Jewelers Ltd	6,158	850

Dolphin Capital Investors Ltd(b)	1,602,920	410	Sonic Corp (a)	32,940	889

Jones Lang LaSalle Inc(a)	16,181	2,409	Staples Inc (a)	133,960	1,904
Kennedy-Wilson Holdings Inc	48,314	1,158	Sundrug Co Ltd	3,700	208

LEG Immobilien AG(b)	12,047	903	Target Corp (a)	20,240	1,573
Leopalace21 Corp (b)	225,000	1,094
			Tiffany & Co	8,797	724
NTT Urban Development Corp	41,000	382	TJX Cos Inc/The (a)	66,730	4,693
Relo Holdings Inc	4,734	495	Tsuruha Holdings Inc	4,810	390
Takara Leben Co Ltd	53,400	243	United Arrows Ltd	10,500	414
WeWork Cos Inc (b),(c),(e),(f)	979	32	Wal-Mart Stores Inc (a)	6,180	400
		$11,389	Welcia Holdings Co Ltd	7,900	378
			Williams-Sonoma Inc (a)	6,550	498
REITS - 0.73%			World Duty Free SpA (b)	58,155	667
American Tower Corp	41,521	3,828
Boston Properties Inc (a)	7,830	888	World Fuel Services Corp	40,576	1,568
Crown Castle International Corp (a)	15,130	1,262	Xebio Co Ltd	22,800	431
Equity Residential (a)	9,530	679	Yum! Brands Inc	81,334	6,488
Extra Space Storage Inc (a)	13,290	977	Zalando SE (b),(g)	4,603	151
General Growth Properties Inc	25,050	636			$84,997
Gramercy Property Trust Inc	45	1	Savings & Loans - 0.28%
Grivalia Properties REIC AE	68,726	601	BofI Holding Inc (a),(b)	24,180	2,801
Hibernia REIT PLC	801,997	1,191	Hudson City Bancorp Inc (a)	378,420	3,519
Home Properties Inc	16,500	1,224	People's United Financial Inc (a)	164,540	2,551
Intu Properties PLC	299,363	1,471			$8,871
Irish Residential Properties REIT PLC	1,412,998	1,701
Kimco Realty Corp	44,060	1,016	Semiconductors - 1.47%
Lamar Advertising Co (a)	38,376	2,047	Altera Corp	46,889	2,276
Plum Creek Timber Co Inc (a)	111,929	4,308	ams AG	441	16
Regency Centers Corp (a)	12,670	751	ASM International NV	17	1
Urban Edge Properties (a)	44,922	939	Broadcom Corp	267,145	13,804
		$23,520	Cirrus Logic Inc (b)	16,870	509
			Cree Inc (b)	6,176	168
Retail - 2.65%			Cypress Semiconductor Corp (b)	106,001	1,060
Adastria Co Ltd	12,010	644	Dialog Semiconductor PLC (b)	1,834	88

Advance Auto Parts Inc(a),(d)	49,710	8,712	Freescale Semiconductor Ltd (b)	87,467	3,125

Ascena Retail Group Inc(b)	30,767	371	Integrated Device Technology Inc (a),(b)	46,470	882
Autogrill SpA (a),(b)	15,724	136
			Integrated Silicon Solution Inc	32,387	712

AutoZone Inc(a),(b)	6,696	4,794	Intel Corp (a)	24,950	712

Bed Bath & Beyond Inc(a),(b)	54,180	3,365	Lam Research Corp (a)	10,700	779
BJ's Restaurants Inc (a),(b)	10,950	471	Mellanox Technologies Ltd (b)	29,205	1,181

CarMax Inc(b)	7,229	441	Micron Technology Inc (b)	227,657	3,736

See accompanying notes.

106

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Semiconductors (continued)			Transportation - 0.92%
Microsemi Corp (a),(b)	21,110	$670	Ansaldo STS SpA	89,761	$955
Mimasu Semiconductor Industry Co Ltd	16,400	159	AP Moeller - Maersk A/S - B shares (a)	241	410
Miraial Co Ltd	13,700	132	bpost SA	22,737	553
MKS Instruments Inc (a)	14,250	480	Canadian National Railway Co	58,164	3,237
NXP Semiconductors NV (b)	143,345	12,134	CSX Corp	19,940	546
Rohm Co Ltd	10,500	568	Deutsche Post AG (a)	33,528	921
Sanken Electric Co Ltd	43,400	166	DSV A/S	10,494	375
Shinkawa Ltd (b)	31,500	187	East Japan Railway Co	9,616	888
Shinko Electric Industries Co Ltd	83,900	536	FedEx Corp (a)	24,931	3,755
Sumco Corp	235,575	2,163	Gategroup Holding AG (b)	26,850	934
SunEdison Semiconductor Ltd (b)	63,671	764	Genesee & Wyoming Inc (b)	47,671	3,260
		$47,008	Groupe Eurotunnel SE	70,540	954
			Hitachi Transport System Ltd	10,200	172
Shipbuilding - 0.03%			Landstar System Inc	56,705	3,754
Huntington Ingalls Industries Inc (a)	8,550	963
			Old Dominion Freight Line Inc (a),(b)	10,910	725
			Scorpio Bulkers Inc (b)	146,451	240
Software - 0.97%			Swift Transportation Co (b)	46,011	897
Adobe Systems Inc (b)	12,826	1,008	TNT Express NV	251,765	2,127
Akamai Technologies Inc (a),(b)	11,310	806	Tsakos Energy Navigation Ltd	75,131	564
Alpha Systems Inc	4,100	60	United Parcel Service Inc (d)	38,411	3,751
CareView Communications Inc (b)	1,020,333	337	West Japan Railway Co	8,880	599
Cerner Corp (a),(b)	47,965	2,962			$29,617
Citrix Systems Inc (a),(b)	37,830	2,577
Dealertrack Technologies Inc (b)	29,922	1,878	Trucking & Leasing - 0.04%
			AMERCO	3,356	1,257
DeNA Co Ltd	38,700	706
Fidelity National Information Services Inc (a)	51,119	3,530
Fiserv Inc (a),(b)	27,802	2,371	Water - 0.10%
Intuit Inc (a)	38,290	3,283	Aqua America Inc (a)	84,560	2,144
Konami Corp	6,700	147	Suez Environnement Co	56,527	1,017
Microsoft Corp (d)	74,810	3,256			$3,161
MSCI Inc	16,592	1,004	TOTAL COMMON STOCKS		$1,378,418
Nexon Co Ltd	8,900	124	INVESTMENT COMPANIES - 23.80%	Shares Held	Value (000	's)
Paychex Inc (a)	72,520	3,239
Rackspace Hosting Inc (a),(b)	30,280	921	Publicly Traded Investment Fund - 23.80%
ServiceNow Inc (b)	3,110	221	BlackRock Liquidity Funds FedFund Portfolio	20,001,159	20,001
Tangoe Inc (b)	55,905	419	Wells Fargo Advantage Government Money	743,015,934	743,016
Workday Inc (b)	31,802	2,234	Market Fund
		$31,083			$763,017
			TOTAL INVESTMENT COMPANIES		$763,017
Telecommunications - 1.12%
Alcatel-Lucent ADR (b)	229,657	760
			CONVERTIBLE PREFERRED STOCKS -0.92%	Shares Held	Value (000	's)
AT&T Inc (a)	40,588	1,348
CalAmp Corp (a),(b)	32,720	544	Automobile Manufacturers - 0.04%
Ciena Corp (a),(b)	28,440	636	Fiat Chrysler Automobiles NV (b)	9,175	1,140
Cisco Systems Inc	236,366	6,117
DigitalGlobe Inc (b)	55,004	1,268
			Electric - 0.15%
Freenet AG	5,679	180	Dominion Resources Inc/VA 6.00%; Series B	23,343	1,313
GN Store Nord A/S	3,947	71	Dominion Resources Inc/VA 6.13%; Series A	16,939	946
Gogo Inc (b)	63,253	1,005
			Dominion Resources Inc/VA 6.38%	46,525	2,357
Hellenic Telecommunications Organization	109,414	1,002			$4,616
SA
Juniper Networks Inc (a)	57,758	1,485	Food- 0.13%
Koninklijke KPN NV	45,925	179	Post Holdings Inc (g)	725	90
Motorola Solutions Inc (a)	69,993	4,537	Tyson Foods Inc	80,810	4,158
Nippon Telegraph & Telephone Corp	18,248	696			$4,248
ParkerVision Inc (b)	548,057	121
Proximus	14,674	526	Healthcare - Services - 0.06%
			Anthem Inc	38,525	1,882
SoftBank Group Corp	31,660	1,842
Sunrise Communications Group AG (b),(g)	160	10
Swisscom AG	8,548	4,614	Internet - 0.01%
TDC A/S	59,978	379	Airbnb, Inc (b),(c),(e),(f)	1,685	157
Tele2 AB	17,942	177	DraftKings Inc (b),(c),(e),(f)	29,108	223
Telefonaktiebolaget LM Ericsson	87,182	850	Dropbox Inc (b),(c),(e),(f)	2,671	52
Telefonica SA	103,719	1,461			$432
Telenor ASA	716	14
Verizon Communications Inc (a)	125,152	5,758	Mining - 0.07%
ViaSat Inc (a),(b)	7,910	465	Alcoa Inc	65,143	2,287
		$36,045
			Oil & Gas - 0.08%
Toys, Games & Hobbies - 0.11%			Chesapeake Energy Corp (g)	49	21
Bandai Namco Holdings Inc	11,200	259
Hasbro Inc (a)	6,979	520	Chesapeake Energy Corp	1,191	584
			Southwestern Energy Co	50,200	1,929
Nintendo Co Ltd	12,690	2,611
					$2,534
		$3,390

See accompanying notes.

107

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

CONVERTIBLE PREFERRED STOCKS				Principal
(continued)	Shares Held	Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)

Pharmaceuticals - 0.13%				Aerospace & Defense (continued)
Allergan PLC	4,075	$4,185		Rockwell Collins Inc
Omnicare Capital Trust II	650	78		0.64%, 12/15/2016(h)	$115	$115
		$4,263				$1,658

REITS- 0.17%				Airlines - 0.65%
Crown Castle International Corp	13,000	1,357		Latam Airlines 2015-1 Pass Through Trust A
Health Care REIT Inc (a)	45,600	2,715		4.20%, 08/15/2029(g)	6,900	6,745
Weyerhaeuser Co	28,372	1,392		Latam Airlines 2015-1 Pass Through Trust B
		$5,464		4.50%, 08/15/2025(g)	14,435	13,964
						$20,709
Retail - 0.00%
Jand Inc (b),(c),(e),(f)	3,781	43		Automobile Asset Backed Securities - 0.71%
				AmeriCredit Automobile Receivables Trust
				2013-4
Software - 0.01%				3.31%, 10/08/2019(h)	294	301
Cloudera Inc (b),(c),(e),(f)	3,756	123
				BMW Vehicle Owner Trust 2013-A
				0.67%, 11/27/2017	480	479
Telecommunications - 0.07%				BMW Vehicle Owner Trust 2014-A
T-Mobile US Inc	33,825	2,334		0.97%, 11/26/2018	970	969
				Flagship Credit Auto Trust 2015-2
TOTAL CONVERTIBLE PREFERRED STOCKS		$29,366		5.98%, 08/15/2022(g)	710	713
PREFERRED STOCKS - 0.22%	Shares Held	Value(000	's)	Ford Credit Auto Owner Trust 2014-C
				1.06%, 05/15/2019	515	515
Automobile Manufacturers - 0.06%				Ford Credit Auto Owner Trust 2014-REV2

Porsche Automobil Holding SE (a)	8,306	576		2.31%, 04/15/2026(g),(h)	445	449
Volkswagen AG	7,256	1,375		Ford Credit Auto Owner Trust 2015-A
		$1,951		1.28%, 09/15/2019(h)	840	842
Computers - 0.00%				Ford Credit Auto Owner Trust 2015-B
Pure Storage Inc (b),(c),(e),(f)	8,348	122		1.16%, 11/15/2019(h)	1,775	1,774
				Honda Auto Receivables 2013-4 Owner
				Trust
Diversified Financial Services - 0.03%				0.69%, 09/18/2017(h)	619	619
Ally Financial Inc (g)	1,081	1,093
				Honda Auto Receivables 2014-4 Owner
				Trust
Electronics - 0.01%				0.99%, 09/17/2018	560	560
Veracode Inc (b),(c),(e),(f)	6,031	151		Honda Auto Receivables 2015-1 Owner
				Trust
				1.05%, 10/15/2018(h)	570	569
Internet - 0.06%
General Assembly Space, Inc (b),(e),(f)	2,184	107		Honda Auto Receivables 2015-2 Owner
				Trust
Lithium Technologies Inc (b),(c),(e),(f)	59,552	336		1.04%, 02/21/2019(h)	1,670	1,666
Pinterest Inc (b),(c),(e),(f)	17,485	628

Uber Technologies Inc (b),(c),(e),(f)	15,196	602
				Honda Auto Receivables 2015-3 Owner
Zuora Inc (b),(c),(e),(f)	40,988	156		Trust
				1.27%, 04/18/2019	1,075	1,075
		$1,829		Honda Auto Receivables Owner Trust 2014-
Private Equity - 0.01%				3
				0.88%, 06/15/2018(h)	400	399
Forward Venture Services LLC (b),(c),(e),(f)	5,465	243
				1.31%, 10/15/2020(h)	260	260
				Hyundai Auto Receivables Trust 2014-A
Real Estate - 0.01%				1.07%, 07/16/2018	130	130
Redfin Corp (b),(c),(e),(f)	29,409	97		Hyundai Auto Receivables Trust 2015-A
WeWork Cos Inc Series D-1 (b),(c),(e),(f)	4,867	160		1.05%, 04/15/2019	515	514
WeWork Cos Inc Series D-2 (b),(c),(e),(f)	3,824	126		Nissan Auto Lease Trust 2014-B
		$383		1.12%, 09/15/2017	400	400

Retail - 0.03%				Nissan Auto Receivables 2013-C Owner
				Trust
Hornbach Holding AG	12,401	1,043		0.67%, 08/15/2018(h)	534	533
				Nissan Auto Receivables 2014-B Owner
Software - 0.01%				Trust
Birst Inc (b),(c),(e),(f)	21,065	123		1.11%, 05/15/2019	330	329
Marklogic Corp (b),(c),(e),(f)	14,832	177		Nissan Auto Receivables 2015-A Owner
Nutanix Inc (b),(c),(e),(f)	3,575	71		Trust
		$371		1.05%, 10/15/2019(h)	1,420	1,415
TOTAL PREFERRED STOCKS		$7,186		Nissan Auto Receivables 2015-B Owner
	Principal			Trust
BONDS- 21.82%	Amount (000's)	Value(000	's)	1.34%, 03/16/2020	1,050	1,051
				Toyota Auto Receivables 2014-C Owner
Aerospace & Defense - 0.05%				Trust
KLX Inc				0.93%, 07/16/2018	360	360
5.88%, 12/01/2022(g)	$530	$519
				Toyota Auto Receivables 2015-B Owner
Meccanica Holdings USA Inc				Trust
6.25%, 01/15/2040(g)	1,050	1,024
				1.27%, 05/15/2019	2,400	2,396

See accompanying notes.

108

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Automobile Asset Backed Securities (continued)				Beverages - 0.11%
Toyota Auto Receivables 2015-C Owner				Coca-Cola Co/The
Trust				0.40%, 11/01/2016(h)	$985	$985
1.44%, 06/17/2019		$1,040	$1,041	PepsiCo Inc
USAA Auto Owner Trust				0.54%, 07/17/2017(h)	2,400	2,400
0.57%, 08/15/2017(h)		149	149			$3,385
USAA Auto Owner Trust 2015-1
1.20%, 06/17/2019(h)		1,200	1,200	Biotechnology - 0.11%
World Omni Auto Receivables Trust 2015-A				Celgene Corp
1.34%, 05/15/2020(h)		2,180	2,183	3.88%, 08/15/2025	3,620	3,598
			$22,891
				Building Materials - 0.11%
Automobile Floor Plan Asset Backed Securities - 0.07%
				Atrium Windows & Doors Inc
Ally Master Owner Trust				7.75%, 05/01/2019(g)	950	708
0.57%, 01/16/2018(h)		1,230	1,230
0.67%, 01/15/2019(h)		900	895	Cemex SAB de CV
				6.13%, 05/05/2025(g)	2,385	2,278
			$2,125
				NCI Building Systems Inc
Automobile Manufacturers - 0.15%				8.25%, 01/15/2023(g)	220	228
Daimler Finance North America LLC				Owens Corning
0.98%, 08/01/2016(g),(h)		855	857	4.20%, 12/01/2024	405	396
Ford Motor Credit Co LLC						$3,610
1.07%, 01/17/2017(h)		625	624
				Chemicals - 0.37%
Hyundai Capital Services Inc
1.09%, 03/18/2017(g),(h)		950	950	Albemarle Corp
				4.15%, 12/01/2024	825	806
Nissan Motor Acceptance Corp
0.83%, 03/03/2017(g),(h)		925	926	Hercules Inc
0.98%, 09/26/2016(g),(h)		875	878	6.50%, 06/30/2029	330	304
				OCP SA
Volkswagen International Finance NV
0.76%, 11/18/2016(g),(h)		450	451	5.63%, 04/25/2024	10,500	10,765
						$11,875
			$4,686
				Coal- 0.14%
Automobile Parts & Equipment - 0.01%
				Berau Capital Resources Pte Ltd
ZF North America Capital Inc				12.50%, 07/08/2049(c)	3,800	1,974
4.50%, 04/29/2022(g)		415	402
				Berau Coal Energy Tbk PT
				7.25%, 03/13/2017(c)	4,975	2,642
Banks- 2.69%						$4,616
Banco do Brasil SA/Cayman
9.00%, 06/29/2049(g)		4,000	3,170	Commercial Mortgage Backed Securities - 0.38%
Bank of America Corp				Bear Stearns Commercial Mortgage Securities
1.33%, 01/15/2019(h)		435	439	Trust 2004-PWR2
				6.93%, 05/11/2039(g),(h)	78	80
3.95%, 04/21/2025		1,175	1,138
4.20%, 08/26/2024		1,390	1,379	BLCP Hotel Trust
				2.70%, 08/15/2029(g),(h)	300	299
6.00%, 09/01/2017		1,100	1,187	3.87%, 08/15/2029(g),(h)	300	300
Bank of Sharjah
3.37%, 06/08/2020		6,700	6,524	BXHTL Mezzanine Trust
				8.39%, 05/15/2020(c),(e),(h)	1,100	1,100
BBVA Bancomer SA/Texas
6.50%, 03/10/2021		10,975	11,784	COMM 2014-SAVA Mortgage Trust
				1.35%, 06/15/2034(g),(h)	118	118
Burgan Tier 1 Financing Ltd				1.95%, 06/15/2034(g),(h)	145	145
7.25%, 09/30/2049(h)		10,000	9,775
				2.60%, 06/15/2034(g),(h)	290	289
Finansbank AS/Turkey
5.15%, 11/01/2017		7,500	7,539	CSMC 2015-TWNI Trust
				1.45%, 03/15/2017(g),(h)	1,100	1,096
Intesa Sanpaolo SpA
5.02%, 06/26/2024(g)		4,210	4,115	Del Coronado Trust 2013-DEL MZ
				5.20%, 03/15/2018(e),(g),(h)	200	199
Krung Thai Bank PCL/Cayman Islands
5.20%, 12/26/2024(h)		4,000	4,026	Extended Stay America Trust 2013-ESH
				4.17%, 12/05/2031(g),(h)	857	865
Morgan Stanley
4.35%, 09/08/2026		1,345	1,344	Ginnie Mae
				0.79%, 01/16/2053(h)	7,983	459
Novo Banco SA
2.63%, 05/08/2017	EUR	5,400	5,878	GP Portfolio Trust 2014-GGP
				1.14%, 02/15/2027(g),(h)	445	444
4.00%, 01/21/2019		6,000	6,621
Royal Bank of Scotland Group PLC				GS Mortgage Securities Trust 2007-GG10
				5.99%, 08/10/2045(h)	1,275	1,277
6.13%, 12/15/2022		$1,680	1,811
8.00%, 12/29/2049(h)		1,955	1,997	Hilton USA Trust 2013-HLT
				3.71%, 11/05/2030(g),(h)	275	275
Santander Holdings USA Inc/PA				4.41%, 11/05/2030(g),(h)	190	191
4.50%, 07/17/2025		4,250	4,261	4.60%, 11/05/2030(g),(h)	215	216
Societe Generale SA
7.88%, 12/29/2049(g),(h)		2,200	2,208	JP Morgan Chase Commercial Mortgage
7.88%, 12/29/2049(h)		2,080	2,088	Securities Trust 2007-LDP10
Turkiye Vakiflar Bankasi TAO				5.46%, 01/15/2049	250	257
5.00%, 10/31/2018		5,000	5,043	Morgan Stanley Capital I Trust 2007-HQ12
				5.86%, 04/12/2049(h)	279	293
6.87%, 02/03/2025(g),(h)		4,000	3,826
			$86,153

See accompanying notes.

109

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Commercial Mortgage Backed Securities (continued)			Credit Card Asset Backed Securities (continued)
Morgan Stanley Capital I Trust 2011-C2			Citibank Credit Card Issuance
5.48%, 06/15/2044(g),(h)	$475	$507	Trust (continued)
Motel 6 Trust 2015-M6MZ			1.73%, 04/09/2020(h)		$600	$605
8.23%, 02/05/2020(c),(e),(g),(h)	2,825	2,837	Discover Card Execution Note Trust
SCG Trust 2013-SRP1			0.55%, 08/17/2020(h)		2,115	2,113
2.70%, 11/15/2026(g),(h)	365	365	1.39%, 04/15/2020		615	616
3.44%, 11/15/2026(g),(h)	400	401	World Financial Network Credit Card Master
3.53%, 11/15/2026(g),(h)	200	200	Trust
		$12,213	0.58%, 12/15/2019(h)		305	304
			0.68%, 02/15/2022(h)		165	164
Commercial Services - 0.28%						$33,185
DP World Ltd
6.85%, 07/02/2037	6,600	7,103	Diversified Financial Services - 0.68%
Verisk Analytics Inc			Air Lease Corp
5.50%, 06/15/2045	1,990	1,966	3.75%, 02/01/2022		1,685	1,685
		$9,069	4.25%, 09/15/2024		1,570	1,552
			Aircastle Ltd
Computers - 0.08%			5.50%, 02/15/2022		800	828
Apple Inc
0.36%, 05/12/2017(h)	2,300	2,300	Ally Financial Inc
			2.75%, 01/30/2017		100	100
IHS Inc			3.13%, 01/15/2016		100	100
5.00%, 11/01/2022	415	419	3.25%, 09/29/2017		550	550
		$2,719	3.50%, 07/18/2016		100	101
Cosmetics & Personal Care - 0.01%			4.13%, 03/30/2020		3,475	3,484
Procter & Gamble Co/The			4.75%, 09/10/2018		1,300	1,341
0.39%, 11/04/2016(h)	445	445	5.50%, 02/15/2017		1,100	1,136
			Corp Financiera de Desarrollo SA
			3.25%, 07/15/2019(g)		200	201
Credit Card Asset Backed Securities - 1.04%			5.25%, 07/15/2029(g),(h)		265	265
American Express Credit Account Master			Dragon Aviation Finance Luxembourg SA
Trust			4.00%, 11/28/2022(e)		5,230	5,178
0.47%, 01/15/2020(h)	1,065	1,065

0.49%, 01/15/2020(h)	1,050	1,050
			Financiera de Desarrollo Territorial SA
			Findeter
0.49%, 05/15/2020(h)	520	520	7.88%, 08/12/2024(g)	COP	3,380,000	1,048
0.98%, 05/15/2019(h)	265	265
			General Electric Capital Corp
1.26%, 01/15/2020(h)	815	817	0.52%, 01/14/2016(h)		$460	460
1.43%, 06/15/2020	610	611
1.49%, 04/15/2020(h)	210	211	Ladder Capital Finance Holdings LLLP /
			Ladder Capital Finance Corp
			5.88%, 08/01/2021(g)		1,885	1,795
American Express Credit Account Master
Trust 2013-1			Quicken Loans Inc
0.62%, 02/16/2021(h)	410	411	5.75%, 05/01/2025(g)		2,075	2,023
American Express Credit Account Secured						$21,847
Note Trust 2012-4
0.44%, 05/15/2020(h)	520	519	Electric - 0.54%
BA Credit Card Trust			AES Andres Dominicana Ltd / Itabo
0.53%, 06/15/2020(h)	1,785	1,786	Dominicana Ltd
0.58%, 06/15/2021(h)	315	315	9.50%, 11/12/2020		1,500	1,545
Barclays Dryrock Issuance Trust			Cia de Eletricidade do Estado da Bahia
2.41%, 07/15/2022(h)	455	462	11.75%, 04/27/2016(g)	BRL	350	93
Capital One Multi-Asset Execution Trust			Duke Energy Progress LLC
0.25%, 11/15/2019(h)	1,195	1,190	0.48%, 03/06/2017(h)		$220	219
0.96%, 09/16/2019(h)	425	425	EDP Finance BV
1.39%, 01/15/2021(h)	1,100	1,101	4.13%, 01/15/2020(g)		1,200	1,205
1.48%, 07/15/2020	555	558	Enel SpA
1.60%, 05/17/2021	1,180	1,182	8.75%, 09/24/2073(g),(h)		3,970	4,634
2.08%, 03/15/2023(h)	2,535	2,538	Saudi Electricity Global Sukuk Co 3
Chase Issuance Trust			5.50%, 04/08/2044(g),(i)		9,000	9,133
0.25%, 04/15/2019(h)	755	753	Talen Energy Supply LLC
0.45%, 11/15/2018(h)	865	865	6.50%, 06/01/2025(g)		415	385
0.52%, 02/18/2020(h)	1,270	1,271				$17,214
1.01%, 10/15/2018(h)	900	901
1.26%, 07/15/2019(h)	600	601	Electronics - 0.20%

1.38%, 11/15/2019	890	892	Corning Inc
1.59%, 02/18/2020(h)	1,285	1,291	1.50%, 05/08/2018		2,325	2,316
1.62%, 07/15/2020(h)	2,400	2,409	Flextronics International Ltd
			4.75%, 06/15/2025(g)		790	764
Citibank Credit Card Issuance Trust
0.33%, 12/17/2018(h)	470	468	Keysight Technologies Inc
			4.55%, 10/30/2024(g)		3,385	3,262
0.39%, 05/09/2018(h)	1,490	1,490
0.40%, 08/24/2018(h)	595	592				$6,342
0.62%, 09/10/2020(h)	915	918	Engineering & Construction - 0.15%
0.73%, 02/07/2018(h)	900	900	Odebrecht Finance Ltd
1.02%, 02/22/2019(h)	565	565	8.25%, 04/25/2018(g)	BRL	300	54
1.32%, 09/07/2018(h)	440	441
See accompanying notes.			110

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Engineering & Construction (continued)				Machinery - Construction & Mining - 0.02%
Pratama Agung Pte Ltd				Caterpillar Financial Services Corp
6.25%, 02/24/2020		$5,000	$4,725	0.51%, 03/03/2017(h)		$530	$530
			$4,779

Food- 0.25%				Media- 0.34%
BRF SA				CCO Holdings LLC / CCO Holdings Capital
7.75%, 05/22/2018(g)	BRL	1,500	352	Corp
Cencosud SA				5.13%, 05/01/2023(g)		1,930	1,930
6.63%, 02/12/2045(g)		$6,300	5,895	CCO Safari II LLC
6.63%, 02/12/2045		1,735	1,623	6.48%, 10/23/2045(g)		1,315	1,338
Cosan Luxembourg SA				CSC Holdings LLC
9.50%, 03/14/2018(g)	BRL	350	83	5.25%, 06/01/2024		170	158
			$7,953	6.75%, 11/15/2021		760	797
				DISH DBS Corp
Gas- 0.55%				5.88%, 07/15/2022		1,905	1,801
Fermaca Enterprises S de RL de CV				5.88%, 11/15/2024		1,925	1,754
6.38%, 03/30/2038		$14,494	13,914	6.75%, 06/01/2021		985	989
Intergas Finance BV				Grupo Televisa SAB
6.38%, 05/14/2017		3,500	3,571	7.25%, 05/14/2043	MXN	4,370	226
			$17,485	NBCUniversal Enterprise Inc
				5.25%, 12/19/2049(g)		$1,205	1,272
Healthcare - Products - 0.05%
Becton Dickinson and Co				Time Warner Cable Inc
0.74%, 06/15/2016(h)		1,515	1,514	4.50%, 09/15/2042		645	517
							$10,782

Healthcare - Services - 0.02%				Mining - 0.23%
Universal Health Services Inc				Gold Fields Orogen Holdings BVI Ltd
3.75%, 08/01/2019(g)		725	739	4.88%, 10/07/2020		8,800	7,480

Holding Companies - Diversified - 0.45%				Miscellaneous Manufacturers - 0.09%
Alfa SAB de CV				GE Accounts Receivable Funding Master
6.88%, 03/25/2044(g)		400	395	6.99%, 08/24/2017(e),(h)		2,400	2,400
				Textron Financial Corp
Dubai Holding Commercial Operations MTN				6.00%, 02/15/2067(g),(h)		700	560
Ltd
6.00%, 02/01/2017	GBP	9,000	13,940				$2,960
			$14,335	Mortgage Backed Securities - 1.13%
Insurance - 0.16%				Adjustable Rate Mortgage Trust 2004-4
				2.72%, 03/25/2035(h)		128	124
Assicurazioni Generali SpA
7.75%, 12/12/2042	EUR	2,600	3,561	Adjustable Rate Mortgage Trust 2004-5
Old Republic International Corp				2.57%, 04/25/2035(h)		265	262
				2.59%, 04/25/2035(h)		162	158
4.88%, 10/01/2024		$1,630	1,691
			$5,252	Alternative Loan Trust 2003-20CB
				5.75%, 10/25/2033		134	140
Internet - 0.25%				Alternative Loan Trust 2003-9T1
Baidu Inc				5.50%, 07/25/2033(h)		111	112
4.13%, 06/30/2025		8,000	7,878	Alternative Loan Trust 2004-14T2
				5.50%, 08/25/2034		127	134
Investment Companies - 0.54%				Alternative Loan Trust 2004-27CB
				6.00%, 12/25/2034(h)		973	972
Beijing State-Owned Assets Management
Hong Kong				Alternative Loan Trust 2004-28CB
4.13%, 05/26/2025		6,500	6,179	5.75%, 01/25/2035		97	98
ICD Sukuk Co Ltd				Alternative Loan Trust 2004-J3
3.51%, 05/21/2020		11,165	11,109	5.50%, 04/25/2034		130	134
			$17,288	Alternative Loan Trust 2005-14
				0.41%, 05/25/2035(h)		644	531
Iron & Steel - 0.18%				Alternative Loan Trust 2005-J1
ArcelorMittal				5.50%, 02/25/2025		260	266
7.75%, 10/15/2039(h)		470	436	Alternative Loan Trust 2006-4CB
JSW Steel Ltd				5.50%, 04/25/2036		450	438
4.75%, 11/12/2019		6,250	5,443	Alternative Loan Trust 2007-4CB
			$5,879	5.75%, 04/25/2037		150	136

Lodging - 0.47%				Banc of America Alternative Loan Trust 2003-
Interval Acquisition Corp				10
5.63%, 04/15/2023(g)		1,085	1,071	5.50%, 12/25/2033		169	174
				5.50%, 12/25/2033(h)		241	247
MCE Finance Ltd

5.00%, 02/15/2021		6,500	5,947
				Banc of America Alternative Loan Trust 2003-
MGM Resorts International				8
				5.50%, 10/25/2033		166	174
6.00%, 03/15/2023		3,175	3,223

Studio City Finance Ltd				Banc of America Alternative Loan Trust 2005-
				6
8.50%, 12/01/2020		5,000	4,900	5.25%, 07/25/2035(h)		246	226
			$15,141

See accompanying notes.

111

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

		Principal				Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)

Mortgage Backed Securities (continued)				Mortgage Backed Securities (continued)
Banc of America Funding 2004-B Trust				GMACM Mortgage Loan Trust 2005-AR4
2.49%, 11/20/2034(h)		$275	$265	3.19%, 07/19/2035(h)		$155	$147
Banc of America Funding 2005-5 Trust				GSR Mortgage Loan Trust 2004-14
5.50%, 09/25/2035		104	108	2.77%, 12/25/2034(h)		199	197
Banc of America Funding 2005-7 Trust				GSR Mortgage Loan Trust 2005-4F
5.75%, 11/25/2035(h)		183	188	6.50%, 02/25/2035		210	213
Banc of America Funding 2007-4 Trust				GSR Mortgage Loan Trust 2005-AR6
5.50%, 11/25/2034		254	257	2.78%, 09/25/2035(h)		467	471
Banc of America Mortgage 2005-A Trust				GSR Mortgage Loan Trust 2006-8F
2.65%, 02/25/2035(h)		77	75	6.00%, 09/25/2036		289	241
Bear Stearns ARM Trust 2004-6				Harborview Mortgage Loan Trust
2.94%, 09/25/2034(h)		978	942	0.57%, 10/19/2033(h)		1,255	1,176
Bear Stearns ARM Trust 2005-12				IndyMac INDX Mortgage Loan Trust 2005-
2.56%, 02/25/2036(h)		432	339	AR11
Chase Mortgage Finance Trust Series 2007-				2.61%, 08/25/2035(h)		1,088	910
A1				IndyMac INDX Mortgage Loan Trust 2005-
2.47%, 03/25/2037(h)		1,081	1,004	AR16	IP
CHL Mortgage Pass-Through Trust 2004-12				0.84%, 07/25/2045(h)		315	272
2.88%, 08/25/2034(h)		192	168	JP Morgan Alternative Loan Trust
CHL Mortgage Pass-Through Trust 2004-				2.55%, 03/25/2036(h)		895	775
HYB4				4.13%, 03/25/2036(h)		29	24
2.57%, 09/20/2034(h)		101	96	JP Morgan Mortgage Trust 2003-A2
CHL Mortgage Pass-Through Trust 2004-				1.99%, 11/25/2033(h)		191	190
HYB8				JP Morgan Mortgage Trust 2005-A1
3.25%, 01/20/2035(h)		127	124	2.65%, 02/25/2035(h)		378	377
CHL Mortgage Pass-Through Trust 2005-11				JP Morgan Mortgage Trust 2005-A2
0.47%, 04/25/2035(h)		160	139	2.40%, 04/25/2035(h)		283	274
CHL Mortgage Pass-Through Trust 2005-21				JP Morgan Mortgage Trust 2005-A3
5.50%, 10/25/2035(h)		206	193	2.69%, 06/25/2035(h)		159	160
Citicorp Mortgage Securities Trust Series				JP Morgan Mortgage Trust 2005-S3
2006-4				6.00%, 01/25/2036(h)		329	291
6.00%, 08/25/2036(h)		86	87	JP Morgan Mortgage Trust 2006-A1
Citigroup Mortgage Loan Trust 2005-11				2.51%, 02/25/2036(h)		245	217
2.73%, 10/25/2035(h)		289	286	JP Morgan Mortgage Trust 2006-A7
Citigroup Mortgage Loan Trust 2014-11				2.58%, 01/25/2037(h)		414	363
0.33%, 08/25/2036(g),(h)		1,103	1,022	JP Morgan Mortgage Trust 2007-S1
Citigroup Mortgage Loan Trust 2015-2				5.75%, 03/25/2037		326	269
0.39%, 06/25/2047(g),(h)		935	862	Lehman Mortgage Trust 2006-1
Citigroup Mortgage Loan Trust Inc				5.50%, 02/25/2036		44	42
2.66%, 05/25/2035(h)		140	137	Lehman XS Trust Series 2006-4N
2.73%, 08/25/2035(h)		1,157	1,123	0.42%, 04/25/2046(h)		1,068	774
CitiMortgage Alternative Loan Trust Series				MASTR Adjustable Rate Mortgages Trust
2006	-A4			2004-7
6.00%, 09/25/2036		331	297	2.61%, 07/25/2034(h)		360	349
Credit Suisse First Boston Mortgage Securities				MASTR Adjustable Rate Mortgages Trust
Corp				2006-2
2.55%, 11/25/2033(h)		117	113	2.67%, 04/25/2036(h)		210	202
2.62%, 05/25/2034(h)		316	307	MASTR Alternative Loan Trust 2003-9
5.20%, 12/25/2033(h)		75	75	5.25%, 11/25/2033		107	111
5.25%, 11/25/2020		757	760	MASTR Alternative Loan Trust 2004-12
5.25%, 05/25/2028		21	21	5.25%, 12/25/2034		25	25
5.50%, 11/25/2035		210	193	MASTR Alternative Loan Trust 2004-5
CSMC Mortgage-Backed Trust 2006-8				5.50%, 06/25/2034		113	118
6.50%, 10/25/2021(h)		117	99	6.00%, 06/25/2034		136	141
Deutsche Alt-A Securities Inc Mortgage Loan				MASTR Alternative Loan Trust 2004-8
Trust Series 2005-3				6.00%, 09/25/2034		607	636
5.25%, 06/25/2035		81	82	Merrill Lynch Alternative Note Asset Trust
Deutsche Alt-A Securities Inc Mortgage Loan				Series 2007-F1
Trust Series 2005-5				6.00%, 03/25/2037		166	130
5.50%, 11/25/2035		141	135	Merrill Lynch Mortgage Investors Trust Series
Deutsche Alt-A Securities Inc Mortgage Loan				MLCC 2006-1
Trust Series 2005-6				2.48%, 02/25/2036(h)		1,320	1,284
5.50%, 12/25/2035(h)		150	126	Merrill Lynch Mortgage Investors Trust Series
FDIC 2013-N1 Trust				MLCC 2006-2
4.50%, 10/25/2018(g)		73	74	2.13%, 05/25/2036(h)		74	73
Freddie Mac Structured Agency Credit Risk				Merrill Lynch Mortgage Investors Trust Series
Debt Notes				MLCC 2007-1
1.85%, 04/25/2024(h)		500	496	2.57%, 01/25/2037(h)		149	138
2.05%, 10/25/2027(h)		550	547	Morgan Stanley Mortgage Loan Trust 2006-
2.40%, 02/25/2024(h)		500	503	11
GMACM Mortgage Loan Trust 2003-J7				6.00%, 08/25/2036(h)		209	193
5.00%, 11/25/2033		24	24

See accompanying notes.

112

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)				Oil & Gas - 3.42%
National City Mortgage Capital Trust				Antero Resources Corp
6.00%, 03/25/2038(h)		$896	$942	5.13%, 12/01/2022		$295	$267
Provident Funding Mortgage Loan Trust 2005-				Baytex Energy Corp
2				5.13%, 06/01/2021(g)		35	30
2.66%, 10/25/2035(h)		130	129	5.63%, 06/01/2024(g)		135	113
Residential Asset Securitization Trust 2005-				Bonanza Creek Energy Inc
A8	CB			5.75%, 02/01/2023		210	143
5.38%, 07/25/2035		446	400	6.75%, 04/15/2021		55	41
Residential Asset Securitization Trust 2007-				BP Capital Markets PLC
A6				0.73%, 11/07/2016(h)		385	385
6.00%, 06/25/2037(h)		213	190	California Resources Corp
RFMSI Series 2006-S1 Trust				5.50%, 09/15/2021		10	8
5.75%, 01/25/2036		164	168	6.00%, 11/15/2024		1,360	1,008
Structured Adjustable Rate Mortgage Loan				Chesapeake Energy Corp
Trust				3.54%, 04/15/2019(h)		1,000	745
0.51%, 07/25/2035(h)		120	86	4.88%, 04/15/2022		635	460
2.38%, 06/25/2034(h)		308	303	6.13%, 02/15/2021		35	27
2.47%, 11/25/2034(h)		404	408	6.63%, 08/15/2020		25	20
2.71%, 09/25/2034(h)		531	530	Chevron Corp
Structured Asset Securities Corp Mortgage				0.49%, 11/15/2017(h)		1,480	1,478
Pass-Through Certificates Series 2004-20				Concho Resources Inc
5.75%, 11/25/2034		163	170	5.50%, 10/01/2022		310	305
Structured Asset Securities Corp Trust 2005-				5.50%, 04/01/2023		1,410	1,393
1				ConocoPhillips Co
5.50%, 02/25/2035		224	228	0.65%, 05/15/2018(h)		2,350	2,349
WaMu Mortgage Pass-Through Certificates				Continental Resources Inc/OK
Series 2004-CB2 Trust				3.80%, 06/01/2024		65	55
5.50%, 07/25/2034		80	83	4.50%, 04/15/2023		50	45
WaMu Mortgage Pass-Through Certificates				5.00%, 09/15/2022		3,725	3,376
Series 2005-AR10 Trust				Delek & Avner Tamar Bond Ltd
2.50%, 09/25/2035(h)		1,175	1,133	5.08%, 12/30/2023(g)		8,000	8,040
WaMu Mortgage Pass-Through Certificates				5.41%, 12/30/2025(g),(i)		13,000	13,097
Series 2005-AR7 Trust				Diamondback Energy Inc
2.48%, 08/25/2035(h)		1,495	1,493	7.63%, 10/01/2021		1,115	1,171
WaMu Mortgage Pass-Through Certificates				Gazprom OAO Via Gaz Capital SA
Series 2006-AR19 Trust				3.76%, 03/15/2017	EUR	4,000	4,501
1.94%, 01/25/2047(h)		975	879	4.30%, 11/12/2015(g)		$5,600	5,626
WaMu Mortgage Pass-Through Certificates				6.00%, 01/23/2021		2,000	1,946
Series 2007-HY5 Trust				Halcon Resources Corp
2.04%, 05/25/2037(h)		737	638	8.63%, 02/01/2020(g)		380	333
Washington Mutual Mortgage Pass-Through				Lukoil International Finance BV
Certificates WMALT Series 2006-2 Trust				3.42%, 04/24/2018		3,000	2,847
6.00%, 03/25/2036(h)		157	146	Matador Resources Co
Wells Fargo Mortgage Backed Securities				6.88%, 04/15/2023(g)		1,472	1,420
2003-J Trust				MEG Energy Corp
2.65%, 10/25/2033(h)		56	57	6.38%, 01/30/2023(g)		210	169
Wells Fargo Mortgage Backed Securities				6.50%, 03/15/2021(g)		40	33
2003-M Trust				7.00%, 03/31/2024(g)		145	118
2.62%, 12/25/2033(h)		359	360	Noble Energy Inc
Wells Fargo Mortgage Backed Securities				5.63%, 05/01/2021		760	767
2004-A Trust				5.88%, 06/01/2022		410	415
2.64%, 02/25/2034(h)		156	156	5.88%, 06/01/2024		70	72
Wells Fargo Mortgage Backed Securities				Oasis Petroleum Inc
2005-11 Trust				6.88%, 03/15/2022		300	249
5.50%, 11/25/2035		56	58	Odebrecht Offshore Drilling Finance Ltd
Wells Fargo Mortgage Backed Securities				6.75%, 10/01/2023		10,799	6,156
2005-12 Trust				OGX Austria GmbH
5.50%, 11/25/2035		97	99	0.00%, 06/01/2018(b),(g)		600	1
Wells Fargo Mortgage Backed Securities				0.00%, 04/01/2022(b),(g)		1,100	—
2005-16 Trust				Pacific Exploration and Production Corp
6.00%, 01/25/2036(h)		235	241	5.13%, 03/28/2023(g)		2,270	1,135
Wells Fargo Mortgage Backed Securities				5.13%, 03/28/2023		2,000	1,000
2005-17 Trust				5.38%, 01/26/2019(g)		690	373
5.50%, 01/25/2036(h)		118	121	Pertamina Persero PT
Wells Fargo Mortgage Backed Securities				5.63%, 05/20/2043		5,000	4,144
2005-AR10 Trust				Petrobras Global Finance BV
2.68%, 06/25/2035(h)		624	634	2.75%, 01/15/2018	EUR	9,500	9,808
2.68%, 06/25/2035(h)		119	120	3.25%, 04/01/2019		3,625	3,614
Wells Fargo Mortgage Backed Securities				5.63%, 05/20/2043		$2,900	2,006
Trust				Petroleos de Venezuela SA
2.74%, 08/25/2034(h)		177	176	6.00%, 11/15/2026		10,000	3,350
			$36,324

See accompanying notes.

113

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

		Principal				Principal
BONDS (continued)		Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)					Other Asset Backed Securities (continued)
Petroleos Mexicanos					OneMain Financial Issuance Trust 2014-2
7.65%, 11/24/2021(g),(h)		MXN	6,500	$400	2.47%, 09/18/2024(e),(g)		$130	$131
Puma International Financing SA					3.02%, 09/18/2024(e),(g),(h)		130	130
6.75%, 02/01/2021			$6,000	6,029	5.31%, 09/18/2024(e),(g),(h)		1,210	1,204
Reliance Industries Ltd					OneMain Financial Issuance Trust 2015-1
4.13%, 01/28/2025			8,400	8,185	3.19%, 03/18/2026(g),(h)		220	223
Rosneft Finance SA					Rise Ltd
7.88%, 03/13/2018			6,000	6,260	4.75%, 02/15/2039(c),(e),(h)		453	455
RSP Permian Inc					Sierra Timeshare 2012-1 Receivables Funding
6.63%, 10/01/2022(g)			1,105	1,083	LLC
6.63%, 10/01/2022(g)			1,400	1,372	2.84%, 11/20/2028(g)		31	31
Sabine Oil & Gas Corp					Sierra Timeshare 2013-1 Receivables Funding
0.00%, 06/15/2019(b)			300	46	LLC
Shell International Finance BV					1.59%, 11/20/2029(g),(h)		145	144
0.53%, 11/15/2016(h)			455	456	Sierra Timeshare 2013-3 Receivables Funding
SM Energy Co					LLC
5.00%, 01/15/2024			385	329	2.20%, 10/20/2030(g),(h)		338	339
Ultra Petroleum Corp					Springleaf Funding Trust 2014-A
6.13%, 10/01/2024(g)			130	86	2.41%, 12/15/2022(g),(h)		290	289
Whiting Petroleum Corp					TAL Advantage V LLC
5.00%, 03/15/2019			90	81	3.55%, 11/20/2038(g),(h)		433	435
6.50%, 10/01/2018			745	700	U.S. Residential Opportunity Fund IV Trust
				$109,666	2015-1
					3.72%, 02/27/2035(g),(h)		855	852
Oil & Gas Services - 0.01%					US Residential Opportunity Fund III Trust
Western Refining Logistics LP / WNRL					2015-1
Finance Corp					3.72%, 01/27/2035(g),(h)		996	993
7.50%, 02/15/2023			395	399	VOLT XXII LLC
					3.50%, 02/25/2055(g),(h)		1,800	1,795
Other Asset Backed Securities - 0.72%					VOLT XXX LLC
AIM Aviation Finance Ltd					3.62%, 10/25/2057(g),(h)		824	823
5.07%, 02/15/2040(e),(g),(h)			1,431	1,436	VOLT XXXI LLC
American Homes 4 Rent 2014-SFR1					3.38%, 02/25/2055(g),(h)		423	421
2.75%, 06/17/2031(g),(h)			645	619				$23,164
American Homes 4 Rent 2014-SFR2 Trust
5.15%, 10/17/2036(g),(h)			280	285	Pharmaceuticals - 0.33%
6.23%, 10/17/2036(g),(h)			695	718	AbbVie Inc
					3.60%, 05/14/2025		2,425	2,387
American Homes 4 Rent 2014-SFR3 Trust
6.42%, 12/17/2036(g),(h)			900	942	Actavis Funding SCS
					1.37%, 03/12/2018(h)		2,500	2,504
American Homes 4 Rent 2015-SFR1
5.64%, 04/17/2052(g),(h)			1,045	1,023	Johnson & Johnson
					0.40%, 11/28/2016(h)		430	430
CAM Mortgage LLC 2015-1
3.50%, 07/15/2064(g)			1,784	1,783	Merck & Co Inc
					0.44%, 02/10/2017(h)		1,665	1,664
CLI Funding V LLC
3.38%, 10/18/2029(g)			642	641	Valeant Pharmaceuticals International
					6.38%, 10/15/2020(g)		645	672
Colony American Homes 2014-1
2.10%, 05/17/2031(g),(h)			290	286	Valeant Pharmaceuticals International Inc
					4.50%, 05/15/2023(g)	EUR	2,125	2,295
2.40%, 05/17/2031(g),(h)			495	485
					5.50%, 03/01/2023(g)		$670	679
Colony American Homes 2014-2
3.39%, 07/17/2031(g),(h)			1,000	980				$10,631
Colony American Homes 2015-1					Pipelines - 0.33%
2.35%, 07/17/2032(g),(h)			415	403	Energy Transfer Partners LP
Cronos Containers Program I Ltd					6.13%, 12/15/2045		1,390	1,337
3.27%, 11/18/2029(g)			949	957	MarkWest Energy Partners LP / MarkWest
GCA2014 Holdings Ltd - Class C					Energy Finance Corp
6.00%, 01/05/2030(c),(e),(g),(h)			651	651	4.88%, 12/01/2024		3,005	2,787
GCA2014 Holdings Ltd - Class D					Regency Energy Partners LP / Regency
7.50%, 01/05/2030(c),(e),(g),(h)			238	238	Energy Finance Corp
GCA2014 Holdings Ltd - Class E					5.75%, 09/01/2020		530	562
0.00%, 01/05/2030(b),(c),(e),(g),(h)			1,030	589	Sabine Pass Liquefaction LLC
Global Container Assets Ltd					5.63%, 03/01/2025(g)		3,005	2,905
4.50%, 02/05/2030(g),(h)			399	404	Targa Resources Partners LP / Targa
Invitation Homes 2014-SFR1 Trust					Resources Partners Finance Corp
1.70%, 06/17/2031(g),(h)			1,180	1,166	4.25%, 11/15/2023		35	31
Invitation Homes 2015-SFR1 Trust					5.25%, 05/01/2023		135	127
4.40%, 03/17/2032(g),(h)			280	280	6.38%, 08/01/2022		210	209
Oak Hill Advisors Residential Loan Trust					Williams Partners LP
2015-NP	L2				4.00%, 09/15/2025		2,935	2,621
3.72%, 07/25/2055(g),(h)			770	770				$10,579
OneMain Financial Issuance Trust 2014-1
2.43%, 06/18/2024(g),(h)			240	243

See accompanying notes.

114

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Real Estate - 1.04%				Sovereign (continued)
Agile Property Holdings Ltd				KazAgro National Management Holding JSC
8.38%, 02/18/2019		$1,500	$1,462	3.26%, 05/22/2019	EUR	7,500	$7,603
8.88%, 04/28/2017		3,000	2,985	Kazakhstan Government International Bond
China Overseas Finance Cayman III Ltd				6.50%, 07/21/2045(g)		$9,000	8,685
6.38%, 10/29/2043		5,000	5,121	Republic of Angola Via Northern Lights III
Country Garden Holdings Co Ltd				BV
7.25%, 04/04/2021		5,500	5,528	7.00%, 08/16/2019		7,000	6,800
MAF Global Securities Ltd				Sri Lanka Government International Bond
7.13%, 10/29/2049(h)		12,000	12,762	6.25%, 10/04/2020		5,000	5,063
Rialto Holdings LLC / Rialto Corp							$50,053
7.00%, 12/01/2018(g)		2,238	2,305
Shimao Property Holdings Ltd				Student Loan Asset Backed Securities - 0.03%
8.13%, 01/22/2021		3,000	3,068	SoFi Professional Loan Program 2014-B
				LLC
			$33,231	1.45%, 08/25/2032(g),(h)		111	111
REITS- 0.09%				SoFi Professional Loan Program 2015-A
Brixmor Operating Partnership LP				LLC
3.85%, 02/01/2025		1,000	955	1.40%, 03/25/2033(g),(h)		693	692
Healthcare Realty Trust Inc							$803
3.88%, 05/01/2025		690	661
Host Hotels & Resorts LP				Telecommunications - 0.78%
5.25%, 03/15/2022		265	284	AT&T Inc
				0.70%, 03/30/2017(h)		1,525	1,519
iStar Inc
4.00%, 11/01/2017		980	958	Axtel SAB de CV
				9.00%, 01/31/2020(h)		7,000	6,650
			$2,858
				B Communications Ltd
Retail - 0.02%				7.38%, 02/15/2021(g)		7,000	7,490
Foot Locker Inc				Digicel Group Ltd
8.50%, 01/15/2022		410	486	7.13%, 04/01/2022		7,750	6,752
				Level 3 Financing Inc
				5.13%, 05/01/2023(g)		2,240	2,184
Semiconductors - 0.14%
				Oi SA
KLA-Tencor Corp				9.75%, 09/15/2016(g)	BRL	1,475	358
4.65%, 11/01/2024		2,437	2,397
Micron Technology Inc							$24,953
5.25%, 01/15/2024(g)		1,130	1,048	Transportation - 0.02%
5.63%, 01/15/2026(g)		1,320	1,198	Canadian National Railway Co
			$4,643	0.50%, 11/06/2015(h)		$610	610

Software - 0.07%
Open Text Corp				TOTAL BONDS			$699,456
5.63%, 01/15/2023(g)		1,245	1,245		Principal
Oracle Corp				CONVERTIBLE BONDS - 2.47%	Amount (000's) Value (000's)
0.48%, 07/07/2017(h)		1,075	1,074	Apparel - 0.01%
			$2,319	Iconix Brand Group Inc
				1.50%, 03/15/2018		515	419
Sovereign - 1.56%
1MDB Global Investments Ltd
4.40%, 03/09/2023		12,000	9,446	Automobile Manufacturers - 0.05%
Cyprus Government International Bond				Tesla Motors Inc
4.63%, 02/03/2020(g)	EUR	1,500	1,765	1.50%, 06/01/2018		775	1,584
4.75%, 06/25/2019		5,000	5,886
Hellenic Republic Government Bond
3.00%, 02/24/2023(h)		375	280	Automobile Parts & Equipment - 0.02%
3.00%, 02/24/2024(h)		375	276	Meritor Inc
3.00%, 02/24/2025(h)		375	271	7.88%, 03/01/2026		325	502
3.00%, 02/24/2026(h)		375	263
3.00%, 02/24/2027(h)		375	259	Banks- 0.31%
3.00%, 02/24/2028(h)		375	253	Bank of New York Mellon Luxembourg
3.00%, 02/24/2029(h)		375	247	SA/The
3.00%, 02/24/2030(h)		375	242	4.47%, 12/15/2050(h)	EUR	14,000	9,927
3.00%, 02/24/2031(h)		375	239
3.00%, 02/24/2032(h)		375	235
3.00%, 02/24/2033(h)		375	231	Biotechnology - 0.05%
3.00%, 02/24/2034(h)		375	228	Acorda Therapeutics Inc
				1.75%, 06/15/2021(a)		$875	875
3.00%, 02/24/2035(h)		375	227
3.00%, 02/24/2036(h)		375	224	Emergent BioSolutions Inc
3.00%, 02/24/2037(h)		375	222	2.88%, 01/15/2021		155	192
3.00%, 02/24/2038(h)		375	222	Medicines Co/The
				2.50%, 01/15/2022(g)		425	586
3.00%, 02/24/2039(h)		375	221
3.00%, 02/24/2040(h)		375	221				$1,653
3.00%, 02/24/2041(h)		375	222
3.00%, 02/24/2042(h)		375	222

See accompanying notes.

115

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal				Principal
CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)			CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)

Coal- 0.00%				Leisure Products & Services - 0.02%
Alpha Natural Resources Inc				Jarden Corp
0.00%, 12/15/2020(b)		$100	$3	1.13%, 03/15/2034	$500	$579

Computers - 0.03%				Miscellaneous Manufacturers - 0.03%
SanDisk Corp				Trinity Industries Inc
1.50%, 08/15/2017		850	1,059	3.88%, 06/01/2036	650	832

Diversified Financial Services - 0.02%				Oil & Gas - 0.17%
Element Financial Corp				Cheniere Energy Inc
5.13%, 06/30/2019(g)	CAD	725	680	4.25%, 03/15/2045	1,150	820
				Chesapeake Energy Corp
				2.50%, 05/15/2037	1,140	993
Electric - 0.02%
				Whiting Petroleum Corp
NRG Yield Inc				1.25%, 04/01/2020(g)	4,145	3,500
3.25%, 06/01/2020(g)		$225	197
3.50%, 02/01/2019(g)		650	608			$5,313
			$805	Pharmaceuticals - 0.02%
				Herbalife Ltd
Electrical Components & Equipment - 0.00%
				2.00%, 08/15/2019	900	819
General Cable Corp
4.50%, 11/15/2029(a),(h)		75	53
				REITS- 0.24%
				Colony Capital Inc
Electronics - 0.02%
				3.88%, 01/15/2021	625	614

TTM Technologies Inc				Equinix Inc
1.75%, 12/15/2020		550	507	4.75%, 06/15/2016(a)	1,325	4,455
Vishay Intertechnology Inc

2.25%, 11/15/2040		300	248	Redwood Trust Inc
				4.63%, 04/15/2018	140	135
			$755	Spirit Realty Capital Inc
Energy - Alternate Sources - 0.09%				2.88%, 05/15/2019	825	773
SunEdison Inc				3.75%, 05/15/2021	350	323
0.25%, 01/15/2020(a),(g)		1,425	951	Starwood Property Trust Inc
2.00%, 10/01/2018		400	381	3.75%, 10/15/2017	325	324
2.63%, 06/01/2023(g)		1,311	778	4.55%, 03/01/2018	1,175	1,202
2.75%, 01/01/2021		725	669			$7,826
			$2,779
				Semiconductors - 0.57%
Healthcare - Products - 0.02%				Intel Corp
Hologic Inc				2.95%, 12/15/2035(h)	350	410
2.00%, 12/15/2037		325	552	3.25%, 08/01/2039(a)	3,051	4,418
				Microchip Technology Inc
				2.13%, 12/15/2037	600	1,029
Healthcare - Services - 0.17%				Micron Technology Inc
Anthem Inc				2.13%, 02/15/2033	400	657
2.75%, 10/15/2042		1,950	3,668	3.13%, 05/01/2032	300	535
Molina Healthcare Inc				Novellus Systems Inc
1.13%, 01/15/2020		975	1,844	2.63%, 05/15/2041	3,848	8,254
			$5,512	NVIDIA Corp
Insurance - 0.06%				1.00%, 12/01/2018	725	894
MGIC Investment Corp				ON Semiconductor Corp
2.00%, 04/01/2020		300	474	2.63%, 12/15/2026	300	338
5.00%, 05/01/2017		775	853	Rovi Corp
				0.50%, 03/01/2020(g)	2,170	1,691
Radian Group Inc
2.25%, 03/01/2019(a)		300	509			$18,226
			$1,836	Software - 0.08%
Internet - 0.23%				Electronic Arts Inc
				0.75%, 07/15/2016(a)	875	1,817
LinkedIn Corp
0.50%, 11/01/2019(g)		500	484	Nuance Communications Inc
VeriSign Inc				1.50%, 11/01/2035	608	624
3.25%, 08/15/2037		3,325	6,800			$2,441
			$7,284	Telecommunications - 0.18%
Investment Companies - 0.00%				Ciena Corp
				3.75%, 10/15/2018(g)	475	622
Ares Capital Corp
5.75%, 02/01/2016(a),(g)		50	51	Palo Alto Networks Inc
				0.00%, 07/01/2019(a),(b)	3,225	5,033
Prospect Capital Corp
4.75%, 04/15/2020(a),(h)		100	91			$5,655
			$142	Transportation - 0.03%
Iron & Steel - 0.03%				Ship Finance International Ltd
United States Steel Corp				3.25%, 02/01/2018	600	631
2.75%, 04/01/2019		800	843

See accompanying notes.

116

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Transportation (continued)			Distribution & Wholesale - 0.04%
UTi Worldwide Inc			American Builders & Contractors Supply Co
4.50%, 03/01/2019	$425	$368	Inc, Term Loan B
		$999	3.50%, 04/05/2020(h)	$569	$566
TOTAL CONVERTIBLE BONDS		$79,078	HD Supply Inc, Term Loan
SENIOR FLOATING RATE INTERESTS - Principal			3.75%, 08/06/2021(h)	740	735
1.58%	Amount (000's) Value (000's)				$1,301

Aerospace & Defense - 0.07%			Diversified Financial Services - 0.01%
TransDigm Inc, Term Loan C			Aptean Holdings Inc, Term Loan B
3.75%, 02/28/2020(h)	$681	$674	5.25%, 02/21/2020(h)	444	441
TransDigm Inc, Term Loan D
3.75%, 05/21/2021(h)	570	563
			Electric - 0.03%
TransDigm Inc, Term Loan E			Calpine Construction Finance Co LP, Term
3.50%, 05/13/2022(h)	885	874
			Loan B1
		$2,111	3.00%, 04/24/2020(h)	260	254
Agriculture - 0.00%			Calpine Corp, Term Loan B5
			3.50%, 05/20/2022(h)	705	695
Pinnacle Operating Corp, Term Loan B
4.75%, 11/14/2018(h)	165	163			$949
			Electrical Components & Equipment - 0.08%
Automobile Parts & Equipment - 0.03%			Generac Power Systems Inc, Term Loan B
Visteon Corp, Delay-Draw Term Loan B-DD			3.25%, 05/31/2020(h)	2,739	2,681
3.50%, 04/09/2021(h)	897	893
			Food- 0.00%
Building Materials - 0.09%			Reddy Ice Corp, Term Loan
Continental Building Products Operating Co			6.76%, 05/01/2019(h)	54	45
LLC, Term Loan B
4.00%, 08/28/2020(h)	488	484
			Food Service - 0.06%
Ply Gem Industries Inc, Term Loan B			Aramark Services Inc, Term Loan F
4.00%, 01/17/2021(h)	440	435
			3.25%, 02/21/2021(h)	2,001	1,991
Quikrete Holdings Inc, Term Loan B
4.00%, 09/18/2020(h)	1,875	1,863
		$2,782	Hand & Machine Tools - 0.01%
			Milacron LLC, Term Loan B
Chemicals - 0.03%			4.50%, 09/28/2020(h)	168	168
Axalta Coating Systems US Holdings Inc,
Term Loan B
3.75%, 02/01/2020(h)	429	427	Healthcare - Products - 0.08%
Emerald Performance Materials LLC, Term			Mallinckrodt International Finance SA, Term
Loan			Loan B
4.50%, 07/23/2021(h)	268	267	3.25%, 03/05/2021(h)	1,891	1,875
MacDermid Inc, Term Loan B			Ortho-Clinical Diagnostics Inc, Term Loan B
4.50%, 06/05/2020(h)	152	151	4.75%, 06/30/2021(h)	233	229
Royal Holdings Inc/IN, Term Loan			Sterigenics-Nordion Holdings LLC, Term
4.50%, 06/10/2022(h)	270	269	Loan B
			4.25%, 05/06/2022(h)	400	397
		$1,114
					$2,501
Commercial Services - 0.18%
Brickman Group Ltd LLC/The, Term Loan B			Healthcare - Services - 0.01%
4.00%, 12/18/2020(h)	153	150	CHS/Community Health Systems Inc, Term
iQor US Inc, Term Loan B			Loan H
6.00%, 02/19/2021(h)	592	480	4.00%, 01/14/2021(h)	205	205
Pharmaceutical Product Development LLC,
Term Loan			Housewares - 0.01%
4.25%, 08/05/2022(h)	1,280	1,271
			Libbey Glass Inc, Term Loan B
Sedgwick Claims Management Services Inc,			3.75%, 04/09/2021(h)	365	362
Term Loan
3.75%, 02/11/2021(h)	857	839
ServiceMaster Co LLC/The, Term Loan B			Insurance - 0.04%
4.25%, 06/25/2021(h)	2,076	2,064	HUB International Ltd, Term Loan B
			4.00%, 09/17/2020(h)	907	896
USAGM HoldCo LLC, Delay-Draw Term
Loan DD			Hyperion Insurance Group Ltd, Term Loan B
4.75%, 07/27/2022(h)	2	2	5.50%, 03/26/2022(h)	459	460
USAGM HoldCo LLC, Term Loan					$1,356
4.75%, 07/27/2022(h)	901	890
			Internet - 0.03%
		$5,696	Zayo Group LLC, Term Loan B
			3.75%, 05/06/2021(h)	1,081	1,074
Consumer Products - 0.01%
Dell International LLC, Term Loan B2
4.00%, 04/29/2020(h)	399	397

See accompanying notes.

117

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Investment Companies - 0.00%			Pipelines (continued)
Grosvenor Capital Management Holdings			Southcross Energy Partners LP, Term Loan B
LLLP, Term Loan B			5.25%, 07/29/2021(h)	$294	$280
3.75%, 11/25/2020(h)	$165	$163			$2,009

			Private Equity - 0.01%
Leisure Products & Services - 0.01%			HarbourVest Partners LLC, Term Loan
Performance Sports Group Ltd, Term Loan B			3.25%, 02/04/2021(h)	215	214
4.00%, 04/02/2021(h)	101	100
SRAM LLC, Term Loan B
4.02%, 06/07/2018(h)	303	292	REITS- 0.03%
		$392	Communications Sales & Leasing Inc, Term
			Loan B
Lodging - 0.03%			5.00%, 10/14/2022(h)	880	840
La Quinta Intermediate Holdings LLC, Term
Loan B
3.75%, 02/19/2021(h)	869	866	Retail - 0.09%
			1011778 BC ULC, Term Loan B2
			3.75%, 12/10/2021(h)	570	569
Machinery - Diversified - 0.00%			General Nutrition Centers Inc, Term Loan B
Mirror BidCo Corp, Term Loan B			3.25%, 03/02/2018(h)	841	832
4.25%, 12/28/2019(h)	76	76	Hillman Group Inc/The, Term Loan B
			4.50%, 06/30/2021(h)	53	53
			PetSmart Inc, Term Loan B
Media- 0.09%			4.25%, 03/10/2022(h)	1,027	1,025
CCO Safari III LLC, Term Loan H
3.25%, 07/23/2021(h)	535	533	Staples Inc, Term Loan B
			0.00%, 04/23/2021(h),(j)	192	191
CCO Safari III LLC, Term Loan I
3.50%, 01/23/2023(h)	895	893	Talbots Inc/The, Term Loan B
			5.50%, 03/13/2020(h)	291	284
Time Inc, Delay-Draw Term Loan B-DD
4.25%, 04/21/2021(h)	287	286			$2,954
Virgin Media Investment Holdings Ltd, Term			Semiconductors - 0.04%
Loan F			Entegris Inc, Term Loan B
3.50%, 06/07/2023(h)	1,350	1,334	3.50%, 03/25/2021(h)	142	141
		$3,046	NXP BV, Term Loan D
			3.25%, 01/10/2020(h)	995	989
Metal Fabrication & Hardware - 0.01%
Crosby US Acquisition Corp, Term Loan					$1,130
3.75%, 11/06/2020(h)	310	273	Software - 0.17%
Doncasters US Finance LLC, Term Loan B			Evergreen Skills Lux Sarl, Term Loan
4.50%, 04/05/2020(h)	93	93	3.53%, 04/08/2021(h)	833	823
		$366	IMS Health Inc, Term Loan B
			3.50%, 03/05/2021(h)	302	300
Miscellaneous Manufacturers - 0.02%
			Infor US Inc, Term Loan B5
Gates Global LLC, Term Loan			3.75%, 06/03/2020(h)	1,074	1,042
4.25%, 06/11/2021(h)	639	611
			MA FinanceCo LLC, Term Loan B
			5.25%, 10/07/2021(h)	951	952
Oil & Gas - 0.04%			Renaissance Learning Inc, Term Loan
Power Buyer LLC, Delay-Draw Term Loan			4.50%, 04/02/2021(h)	269	262
DD			SS&C European Holdings SARL, Term Loan
4.25%, 05/06/2020(h)	29	29	B2
Power Buyer LLC, Term Loan			4.00%, 06/29/2022(h)	165	165
4.25%, 05/06/2020(h)	525	520	SS&C Technologies Inc, Term Loan B1
Western Refining Inc, Term Loan B			3.97%, 06/29/2022(h)	1,018	1,019
4.25%, 11/25/2020(h)	781	776	Vertafore Inc, Term Loan
		$1,325	4.25%, 11/03/2019(h)	747	745
					$5,308
Packaging & Containers - 0.00%
FPC Holdings Inc, Term Loan			Telecommunications - 0.10%
5.25%, 11/15/2019(h)	124	119	Integra Telecom Holdings Inc, Term Loan B
			5.25%, 08/14/2020(h)	1,147	1,144
			Level 3 Financing Inc, Term Loan BII
Pharmaceuticals - 0.04%			3.45%, 05/06/2022(h)	429	425
Amneal Pharmaceuticals LLC, Term Loan B
4.50%, 10/31/2019(h)	304	303	LTS Buyer LLC, Term Loan B
			4.00%, 04/01/2020(h)	300	298
DPx Holdings BV, Term Loan B
4.25%, 01/22/2021(h)	233	230	SBA Senior Finance II LLC, Term Loan B
			3.25%, 03/24/2021(h)	1,253	1,238

Endo Luxembourg Finance I Co Sarl, Term					$3,105
Loan
0.00%, 06/24/2022(h),(j)	592	592	Transportation - 0.01%
		$1,125	OSG Bulk Ships Inc, Term Loan B-EXIT
			5.25%, 07/22/2019(h)	213	212
Pipelines - 0.06%
Energy Transfer Equity LP, Term Loan
3.25%, 11/15/2019(h)	1,793	1,729	Trucking & Leasing - 0.02%
			AWAS Aviation Capital Ltd, Term Loan
			3.50%, 06/26/2018(h)	153	153

See accompanying notes.

118

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		REPURCHASE AGREEMENTS		Maturity
(continued)	Amount (000's)	Value (000's)	(continued)		Amount (000's)	Value (000's)

Trucking & Leasing (continued)			Banks (continued)
IBC Capital Ltd, Term Loan			Barclays Bank PLC Repurchase Agreement on $		5,062	$5,074
4.75%, 08/05/2021(h)	$429	$414	securities sold short; (0.50)% dated
		$567	03/17/2015 (collateralized by Saudi
TOTAL SENIOR FLOATING RATE INTERESTS		$50,658	Electricity Global Sukuk Co 2; $5,118,978;
U.S. GOVERNMENT & GOVERNMENT	Principal		3.47%; dated 04/08/23)(m)
AGENCY OBLIGATIONS - 3.45%	Amount (000's)	Value(000's)	Barclays Bank PLC Repurchase Agreement on		5,084	5,095
			securities sold short; (0.50)% dated
U.S. Treasury - 0.18%			03/26/2015 (collateralized by Saudi
0.25%, 09/30/2015(k)	$5,200	$5,200	Electricity Global Sukuk Co 2; $5,118,978;
			3.47%; dated 04/08/23)(m)
1.50%, 06/30/2016	600	606
		$5,806	Barclays Bank PLC Repurchase Agreement on		4,144	4,148
U.S. Treasury Bill - 3.27%			securities sold short; (0.50)% dated
0.00%, 09/17/2015(i),(l)	25,000	25,000	07/01/2015 (collateralized by Saudi
0.02%, 09/24/2015(i),(l)	20,000	20,000	Electricity Global Sukuk Co 2; $4,095,182;
0.14%, 09/10/2015(i),(l)	55,220	55,220	3.47%; dated 04/08/23)(m)
0.15%, 01/14/2016(k),(l)	1,450	1,449	Barclays Bank PLC Repurchase Agreement on		11,002	11,008
0.27%, 03/03/2016(l)	3,230	3,226	securities sold short; (0.55)% dated
		$104,895	07/24/2015 (collateralized by South Africa
			Government International Bond;
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			$11,067,031; 5.88%; dated 09/16/25)(m)
OBLIGATIONS		$110,701
			Barclays Bank PLC Repurchase Agreement on		2,139	2,140
			securities sold short; (0.55)% dated
	Maturity		08/19/2015 (collateralized by Bahrain
REPURCHASE AGREEMENTS - 3.23%	Amount (000's)	Value(000's)	Government International Bond;
			$2,130,208; 6.13%; dated 08/01/23)(m)
Banks- 3.23%
Barclays Bank PLC Repurchase Agreement;	$2,055	$2,057
(0.35)% dated 06/10/2015 (collateralized			Barclays Bank PLC Repurchase Agreement on		2,391	2,392
by Banco Nacional de Desenvolvimento			securities sold short; (0.75)% dated
Economico e Social; $1,929,194; 5.75%;			08/14/2015 (collateralized by Sinochem
dated 09/26/23)(m)			Overseas Capital Co Ltd; $2,443,498;
Barclays Bank PLC Repurchase Agreement on	4,612	4,624	6.30%; dated 11/12/40)(m)
securities sold short; (0.40)% dated			Barclays Bank PLC Repurchase Agreement on		2,000	2,001
01/21/2015 (collateralized by Banco do			securities sold short; (0.75)% dated
Brasil SA/Cayman; $4,300,885; 3.88%;			08/19/2015 (collateralized by Saudi
dated 10/10/22)(m)			Electricity Global Sukuk Co 2; $2,047,591;
Barclays Bank PLC Repurchase Agreement on	5,448	5,470	3.47%; dated 04/08/23)(m)
securities sold short; (0.45)% dated			Barclays Bank PLC Repurchase Agreement;		4,732	4,733
10/08/2014 (collateralized by South Africa			(0.85)% dated 08/19/2015 (collateralized
Government International Bond;			by Sinopec Group Overseas Development
$5,533,515; 5.88%; dated 09/16/25)(m)			2015 Ltd; $4,814,754; 3.25%; dated
Barclays Bank PLC Repurchase Agreement on	5,793	5,808	04/28/25	)(m)
securities sold short; (0.45)% dated			Barclays Bank PLC Repurchase Agreement;		5,334	5,358
02/04/2015 (collateralized by South Africa			(0.95)% dated 03/11/2015 (collateralized
Government International Bond;			by Morocco Government International
$5,533,515; 5.88%; dated 09/16/25)(m)			Bond; $5,028,361; 5.50%; dated
Barclays Bank PLC Repurchase Agreement on	5,034	5,046	12/11/42	)(m)
securities sold short; (0.45)% dated			Barclays Bank PLC Repurchase Agreement on		5,018	5,025
03/04/2015 (collateralized by Export-			securities sold short; (0.95)% dated
Import Bank of India; $5,022,961; 4.00%;			07/08/2015 (collateralized by Republic of
dated 01/14/23)(m)			Azerbaijan International Bond; $4,882,535;
Barclays Bank PLC Repurchase Agreement on	10,138	10,143	4.75%; dated 03/18/24)(m)
securities sold short; (0.45)% dated			Barclays Bank PLC Repurchase Agreement on		3,677	3,679
07/16/2015 (collateralized by Colombia			securities sold short; (0.95)% dated
Government International Bond;			07/24/2015 (collateralized by Portugal
$9,726,563; 5.63%; dated 02/26/44)(m)			Obrigacoes do Tesouro OT; $3,751,502;
Barclays Bank PLC Repurchase Agreement on	5,538	5,555	4.45%; dated 06/15/18)(m)
securities sold short; (0.50)% dated			Barclays Bank PLC Repurchase Agreement on		3,064	3,082
01/13/2015 (collateralized by Bahrain			securities sold short; (1.00)% dated
Government International Bond;			01/29/2015 (collateralized by Bangkok
$5,325,521; 6.13%; dated 08/01/23)(m)			Bank PCL/Hong Kong; $3,300,418;
Barclays Bank PLC Repurchase Agreement on	3,395	3,405	4.80%; dated 10/18/20)(m)
securities sold short; (0.50)% dated			Barclays Bank PLC Repurchase Agreement on		2,187	2,189
01/26/2015 (collateralized by Bahrain			securities sold short; (1.25)% dated
Government International Bond;			08/07/2015 (collateralized by Bangkok
$3,195,313; 6.13%; dated 08/01/23)(m)			Bank PCL/Hong Kong; $2,200,279;
Barclays Bank PLC Repurchase Agreement on	5,496	5,512	4.80%; dated 10/18/20)(m)
securities sold short; (0.50)% dated						$103,544
02/10/2015 (collateralized by Bahrain			TOTAL REPURCHASE AGREEMENTS			$103,544
Government International Bond;			TOTAL PURCHASED OPTIONS - 0.95%			$30,532
$5,325,521; 6.13%; dated 08/01/23)(m)

See accompanying notes.

119

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

TOTAL PURCHASED INTEREST RATE SWAPTIONS -
0.01%	$215
Total Investments	$3,252,171
Liabilities in Excess of Other Assets, Net - (1.45)%	$(46,494)
TOTAL NET ASSETS - 100.00%	$3,205,677

(a)	Security or a portion of the security was pledged as collateral for short sales. At the end of the period, the value of these securities totaled $139,464 or 4.35% of net assets.
(b)	Non-Income Producing Security
(c)	Security is Illiquid. At the end of the period, the value of these securities totaled $22,130 or 0.69% of net assets.
(d)	Security or a portion of the security was pledged to cover margin requirements for options contracts. At the end of the period, the value of these securities totaled $17,045 or 0.53% of net assets.
(e)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $25,267 or 0.79% of net assets.
(f)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.
(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $194,976 or 6.08% of net assets.
(h)	Variable Rate. Rate shown is in effect at August 31, 2015.
(i)	Security or portion of the security was pledged as collateral for reverse repurchase agreements. At the end of the period, the value of these securities totaled $113,592 or 3.54% of net assets.
(j)	This Senior Floating Rate Note will settle after August 31, 2015, at which time the interest rate will be determined.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $3,424 or 0.11% of net assets.
(l)	Rate shown is the discount rate of the original purchase.
(m)	Although the maturity date of the repurchase agreement is open-ended through the maturity date of the collateral, the Fund has a right to terminate the repurchase agreement and demand repayment from the counterparty at any time with two days' notice. During periods of high
demand	for the collateral security, the fund may also pay the counterparty
a	fee.

Portfolio Summary (unaudited)
Sector	Percent
Exchange Traded Funds	23.80%
Financial	16.22%
Consumer, Non-cyclical	14.57%
Consumer, Cyclical	7.71%
Industrial	6.73%
Energy	5.88%
Communications	5.84%
Government	5.01%
Technology	4.50%
Basic Materials	3.34%
Asset Backed Securities	2.57%
Utilities	2.35%
Mortgage Securities	1.51%
Purchased Options	0.95%
Diversified	0.46%
Purchased Interest Rate Swaptions	0.01%
Investments Sold Short	(15.15)%
Other Assets in Excess of Liabilities, Net	13.70%
TOTAL NET ASSETS	100.00%

Restricted Securities

Security Name	Trade Date	Cost	Value	Percent of Net Assets
Airbnb, Inc	06/24/2015	$157	$157	0.00%
Birst Inc	03/03/2015	123	123	0.00%
Cloudera Inc	02/05/2014	55	123	0.00%

See accompanying notes.

120

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Restricted Securities (continued)

Security Name		Trade Date				Cost	Value	Percent of Net Assets
DraftKings Inc		12/04/2014				$52	$223		0.01%
Dropbox Inc		01/28/2014				51	52		0.00%
Forward Venture Services LLC		11/20/2014				170	243		0.01%
General Assembly Space, Inc		07/31/2015				107	107		0.00%
Jand Inc		04/23/2015				43	43		0.00%
Jand Inc		04/23/2015				19	19		0.00%
Klarna Holding AB		08/07/2015				89	92		0.00%
Lithium Technologies Inc		04/16/2015				290	336		0.01%
Marklogic Corp		04/27/2015				172	177		0.01%
Nutanix Inc		08/25/2014				48	71		0.00%
Pinterest Inc		03/16/2015				628	628		0.02%
Pure Storage Inc		04/16/2014				131	122		0.00%
Redfin Corp		12/15/2014				97	97		0.00%
Uber Technologies Inc		06/05/2014				236	602		0.02%
Veracode Inc		08/26/2014				111	151		0.00%
WeWork Cos Inc		12/08/2014				16	32		0.00%
WeWork Cos Inc Series D-1		12/08/2014				81	160		0.00%
WeWork Cos Inc Series D-2		12/08/2014				64	126		0.00%
Zuora Inc		01/15/2015				156	156		0.00%

Amounts in thousands

Credit Default Swaps

Buy Protection
		(Pay)/				Upfront	Unrealized
		Receive	Expiration	Notional		Premiums	Appreciation/	Fair Value
Counterparty (Issuer)	Reference Entity	Fixed Rate	Date	Amount		Paid/(Received)	(Depreciation)	Asset	Liability
Barclays Bank PLC	AngloGold Ashanti Holdings PLC	(1.00)%	09/21/2020		$10,000	$1,200	$185	$1,385	$—
Barclays Bank PLC	CDX.23.EM.10	(1.00)%	06/20/2020		775	90	(9)	81	—
Barclays Bank PLC	Portugal Telecom International	(5.00)%	06/20/2018	EUR	2,500	(65)	307	242	—
	Finance BV
Barclays Bank PLC	Portugal Telecom International	(5.00)%	09/20/2018		5,000	(144)	665	521	—
	Finance BV
Barclays Bank PLC	Turkey Government International	(1.00)%	09/20/2020		$2,350	190	(17)	173	—
	Bond
Citigroup Inc	CDX.23.EM.10	(1.00)%	06/20/2020		7,450	836	(55)	781	—
Citigroup Inc	ITRAXX.ASIA	(1.00)%	06/20/2019		2,500	6	8	14	—
Citigroup Inc	Penerbangan Malaysia Bhd	(1.00)%	09/20/2020		10,000	297	55	352	—
Citigroup Inc	Russian Agricultural Bank OJSC	(1.00)%	03/20/2019		5,000	273	305	578	—
	Via RSHB Capital SA
HSBC Securities Inc	Brazilian Government International	(1.00)%	09/21/2020		15,000	1,258	396	1,654	—
	Bond
HSBC Securities Inc	ITRAXX.ASIA	(1.00)%	06/20/2019		5,000	10	18	28	—
HSBC Securities Inc	Petroleos Mexicanos	(1.00)%	09/20/2020		10,000	620	(60)	560	—
HSBC Securities Inc	Turkey Government International	(1.00)%	09/20/2020		15,000	1,119	(13)	1,106	—
	Bond
HSBC Securities Inc	Turkey Government International	(1.00)%	09/20/2020		10,000	728	9	737	—
	Bond
HSBC Securities Inc	Turkey Government International	(1.00)%	09/21/2020		10,000	572	165	737	—
	Bond
JPMorgan Chase	Abu Dhabi Government	(1.00)%	03/20/2020		15,000	(167)	(105)	—	(272)
	International Bond
JPMorgan Chase	Bank of China Ltd/Hong Kong	(1.00)%	09/21/2020		15,000	246	30	276	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		1,590	202	(35)	167	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		2,150	249	(24)	225	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		2,125	270	(47)	223	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		1,050	127	(17)	110	—
JPMorgan Chase	CDX.23.EM.10	(1.00)%	06/20/2020		2,050	230	(15)	215	—
JPMorgan Chase	Indonesia Government International	(1.00)%	09/20/2020		15,000	488	426	914	—
	Bond
JPMorgan Chase	Penerbangan Malaysia Bhd	(1.00)%	09/20/2020		20,000	271	434	705	—
JPMorgan Chase	Petroleos Mexicanos	(1.00)%	09/21/2020		10,000	506	54	560	—
JPMorgan Chase	Portugal Telecom International	(5.00)%	06/20/2018	EUR	4,000	(92)	479	387	—
	Finance BV
Merrill Lynch	CDX.23.EM.10	(1.00)%	06/20/2020		$1,010	129	(23)	106	—
Merrill Lynch	CDX.23.EM.10	(1.00)%	06/20/2020		950	115	(15)	100	—
Total						$9,564	$3,101	$12,937	$(272)

See accompanying notes.

121

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Credit Default Swaps (continued)

Sell Protection
		Implied
		Credit Spread		(Pay)/			Upfront	Unrealized
		as of August		Receive	Expiration	Notional	Premiums	Appreciation/	Fair Value (b)
Counterparty (Issuer)	Reference Entity	31, 2015	(c)	Fixed Rate	Date	Amount (a)	Paid/(Received)	(Depreciation)	Asset	Liability
Citigroup Inc	Transocean Inc	8.06%		1.00%	12/20/2019	$1,525	$(225)	$(145)	$—	$(370)
Morgan Stanley & Co	Transocean Inc	8.06%		1.00%	12/20/2019	460	(71)	(41)	—	(112)
Total							$(296)	$(186)	$—	$(482)

Amounts in thousands
Exchange Cleared Credit Default Swaps

Buy Protection
				(Pay)/			Upfront	Unrealized
				Receive	Expiration	Notional	Premiums	Appreciation/
	Reference Entity			Fixed Rate	Date	Amount	Paid/(Received)	(Depreciation)	Fair Value
	CDX.NA.HY.24 5			(5.00)%	06/20/2020	$1,064	$(49)	$1		$(48)
Total							$(49)	$1		$(48)

Sell Protection
		Implied
		Credit Spread		(Pay)/			Upfront	Unrealized
		as of August		Receive	Expiration	Notional	Premiums	Appreciation/
	Reference Entity	31, 2015	(c)	Fixed Rate	Date	Amount (a)	Paid/(Received)	(Depreciation)	Fair Value (b)
	CDX.NA.HY.24.5	N/A		5.00%	06/20/2020	$4,653	$225	$(16)		$209
	CDX.NA.HY.24.5	N/A		5.00%	06/20/2020	4,653	209	(1)		208
Total							$434	$(17)		$417

Amounts in thousands

(a) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $11,291.

(b) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments requiredtobe made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/16/2015	JPY	492,448,000	$4,025	$4,063	$38	$—
Bank of America NA	09/18/2015	AUD	36,181,000	27,197	25,724	—	(1,473)
Bank of America NA	09/18/2015	CAD	59,135,000	47,278	44,951	—	(2,327)
Bank of America NA	09/18/2015	CHF	44,483,000	47,487	46,049	8	(1,446)
Bank of America NA	09/18/2015	EUR	90,189,000	100,823	101,222	1,028	(629)
Bank of America NA	09/18/2015	GBP	83,812,000	131,054	128,589	—	(2,465)
Bank of America NA	09/18/2015	JPY	7,295,872,000	58,851	60,200	1,357	(8)
Bank of America NA	09/18/2015	MXN	37,300,000	2,295	2,230	10	(75)
Bank of America NA	09/18/2015	NZD	3,231,000	2,164	2,045	—	(119)
Bank of New York Mellon	09/01/2015	CHF	100,000	103	103	—	—
Bank of New York Mellon	09/16/2015	EUR	4,465,000	5,000	5,011	29	(18)
Bank of New York Mellon	09/16/2015	GBP	425,000	664	652	—	(12)
Bank of New York Mellon	09/16/2015	JPY	80,000,000	668	660	—	(8)
Bank of New York Mellon	10/26/2015	EUR	4,838,877	5,439	5,434	—	(5)
Bank of New York Mellon	12/30/2015	EUR	131,550	162	148	—	(14)
Citigroup Inc	09/16/2015	AUD	27,301,500	20,576	19,413	—	(1,163)
Citigroup Inc	09/16/2015	BRL	33,350,001	9,813	9,152	4	(665)
Citigroup Inc	09/16/2015	CAD	22,557,640	17,514	17,147	43	(410)
Citigroup Inc	09/16/2015	CHF	5,856,000	6,184	6,062	4	(126)
Citigroup Inc	09/16/2015	CLP	798,500,000	1,151	1,151	—	—
Citigroup Inc	09/16/2015	COP	250,000,000	98	82	—	(16)
Citigroup Inc	09/16/2015	CZK	68,650,000	2,817	2,852	36	(1)
Citigroup Inc	09/16/2015	EUR	34,565,618	38,562	38,794	303	(71)
Citigroup Inc	09/16/2015	GBP	8,032,000	12,543	12,323	—	(220)
Citigroup Inc	09/16/2015	HKD	4,890,000	631	631	—	—

See accompanying notes.

122

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	09/16/2015	HUF	480,000,000	$1,708	$1,718	$10	$—
Citigroup Inc	09/16/2015	IDR	3,016,409,890	218	213	—	(5)
Citigroup Inc	09/16/2015	ILS	3,300,000	870	842	—	(28)
Citigroup Inc	09/16/2015	INR	104,750,000	1,622	1,573	—	(49)
Citigroup Inc	09/16/2015	JPY	4,516,094,572	36,874	37,262	479	(91)
Citigroup Inc	09/16/2015	KRW	7,639,720,949	6,688	6,458	2	(232)
Citigroup Inc	09/16/2015	NOK	44,298,000	5,512	5,355	—	(157)
Citigroup Inc	09/16/2015	NZD	16,458,167	11,059	10,418	—	(641)
Citigroup Inc	09/16/2015	PHP	17,500,000	386	374	—	(12)
Citigroup Inc	09/16/2015	PLN	18,005,001	4,818	4,768	1	(51)
Citigroup Inc	09/16/2015	SEK	88,516,000	10,646	10,461	37	(222)
Citigroup Inc	09/16/2015	SGD	9,030,000	6,621	6,396	1	(226)
Citigroup Inc	09/16/2015	TRY	25,365,000	9,219	8,682	1	(538)
Citigroup Inc	09/16/2015	TWD	109,949,999	3,559	3,383	1	(177)
Citigroup Inc	09/16/2015	ZAR	41,300,000	3,299	3,108	—	(191)
Citigroup Inc	09/17/2015	MXN	149,752,771	9,103	8,954	41	(190)
Citigroup Inc	09/17/2015	MYR	7,490,000	1,899	1,791	6	(114)
Citigroup Inc	11/06/2015	GBP	6,115,000	9,516	9,379	—	(137)
Citigroup Inc	12/16/2015	AUD	1,068,580	759	756	—	(3)
Citigroup Inc	12/16/2015	BRL	350,000	94	93	—	(1)
Citigroup Inc	12/16/2015	CAD	133,500	101	101	—	—
Citigroup Inc	12/16/2015	CLP	5,000,000	7	7	—	—
Citigroup Inc	12/16/2015	CZK	500,000	21	21	—	—
Citigroup Inc	12/16/2015	EUR	113,500	128	128	—	—
Citigroup Inc	12/16/2015	GBP	280,000	429	429	—	—
Citigroup Inc	12/16/2015	INR	3,614,467	54	54	—	—
Citigroup Inc	12/16/2015	JPY	295,499,099	2,447	2,442	—	(5)
Citigroup Inc	12/16/2015	KRW	1,210,000,000	1,020	1,021	1	—
Citigroup Inc	12/16/2015	MXN	4,500,000	266	267	1	—
Citigroup Inc	12/16/2015	NOK	2,489,500	300	301	1	—
Citigroup Inc	12/16/2015	NZD	453,000	291	285	—	(6)
Citigroup Inc	12/16/2015	PHP	1,000,000	21	21	—	—
Citigroup Inc	12/16/2015	TRY	300,000	100	100	—	—
Citigroup Inc	12/16/2015	TWD	53,616,999	1,645	1,652	7	—
Credit Suisse	09/10/2015	MXN	10,950,000	651	655	4	—
Credit Suisse	09/16/2015	AUD	27,301,500	20,576	19,413	—	(1,163)
Credit Suisse	09/16/2015	BRL	33,362,000	9,816	9,155	4	(665)
Credit Suisse	09/16/2015	CAD	23,128,361	17,953	17,581	46	(418)
Credit Suisse	09/16/2015	CHF	5,856,000	6,183	6,062	5	(126)
Credit Suisse	09/16/2015	CLP	798,500,000	1,165	1,151	1	(15)
Credit Suisse	09/16/2015	COP	250,000,000	98	82	—	(16)
Credit Suisse	09/16/2015	CZK	68,650,000	2,817	2,852	37	(2)
Credit Suisse	09/16/2015	DKK	500,000	74	75	1	—
Credit Suisse	09/16/2015	EUR	35,553,402	39,661	39,902	313	(72)
Credit Suisse	09/16/2015	GBP	8,032,000	12,543	12,323	—	(220)
Credit Suisse	09/16/2015	HKD	9,879,317	1,275	1,275	—	—
Credit Suisse	09/16/2015	HUF	480,000,000	1,708	1,718	10	—
Credit Suisse	09/16/2015	IDR	4,543,172,368	326	321	—	(5)
Credit Suisse	09/16/2015	ILS	3,400,000	896	867	—	(29)
Credit Suisse	09/16/2015	INR	111,750,000	1,731	1,678	—	(53)
Credit Suisse	09/16/2015	JPY	4,544,973,029	37,103	37,500	487	(90)
Credit Suisse	09/16/2015	KRW	7,886,199,771	6,895	6,666	3	(232)
Credit Suisse	09/16/2015	NOK	44,456,000	5,532	5,375	—	(157)
Credit Suisse	09/16/2015	NZD	16,458,167	11,058	10,418	—	(640)
Credit Suisse	09/16/2015	PHP	17,500,000	386	374	—	(12)
Credit Suisse	09/16/2015	PLN	18,005,000	4,818	4,768	1	(51)
Credit Suisse	09/16/2015	SEK	88,516,000	10,644	10,461	38	(221)
Credit Suisse	09/16/2015	SGD	9,030,000	6,621	6,396	1	(226)
Credit Suisse	09/16/2015	TRY	25,465,000	9,255	8,716	1	(540)
Credit Suisse	09/16/2015	TWD	128,283,998	4,136	3,947	2	(191)
Credit Suisse	09/16/2015	ZAR	41,894,998	3,344	3,153	—	(191)
Credit Suisse	09/17/2015	MXN	150,478,370	9,145	8,998	43	(190)
Credit Suisse	09/17/2015	MYR	8,930,000	2,241	2,135	9	(115)
Credit Suisse	09/30/2015	COP	15,000,000,000	4,723	4,909	186	—
Credit Suisse	12/16/2015	AUD	1,068,580	759	756	—	(3)
Credit Suisse	12/16/2015	BRL	350,000	94	93	—	(1)
Credit Suisse	12/16/2015	CAD	133,500	101	101	—	—
Credit Suisse	12/16/2015	CHF	65,205	68	68	—	—
Credit Suisse	12/16/2015	CLP	5,000,000	7	7	—	—
Credit Suisse	12/16/2015	CZK	500,000	21	21	—	—
Credit Suisse	12/16/2015	EUR	113,500	128	128	—	—
Credit Suisse	12/16/2015	GBP	280,000	429	429	—	—
Credit Suisse	12/16/2015	INR	3,614,467	54	54	—	—

See accompanying notes.

123

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value	Asset	Liability
Credit Suisse	12/16/2015	JPY	295,499,098	$2,447	$2,442	$—	$(5)
Credit Suisse	12/16/2015	KRW	1,210,000,000	1,020	1,021	1	—
Credit Suisse	12/16/2015	MXN	4,500,000	266	267	1	—
Credit Suisse	12/16/2015	NOK	2,489,500	300	301	1	—
Credit Suisse	12/16/2015	NZD	453,000	291	285	—	(6)
Credit Suisse	12/16/2015	PHP	1,000,000	21	21	—	—
Credit Suisse	12/16/2015	TRY	300,000	100	100	—	—
Credit Suisse	12/16/2015	TWD	53,616,998	1,645	1,652	7	—
Credit Suisse	04/05/2016	EUR	1,500	2	2	—	—
Credit Suisse	04/05/2017	EUR	1,500	2	2	—	—
Deutsche Bank AG	09/30/2015	JPY	867,970,000	7,247	7,164	—	(83)
Merrill Lynch	09/21/2015	EUR	8,600,000	9,571	9,652	81	—
Merrill Lynch	09/30/2015	CLP	3,300,000,000	4,750	4,753	3	—
Merrill Lynch	09/30/2015	HUF	2,598,000,000	9,301	9,306	5	—
Merrill Lynch	09/30/2015	MXN	67,200,000	3,985	4,015	30	—
Merrill Lynch	10/06/2015	AUD	9,640,000	7,092	6,847	—	(245)
Total						$4,770	$(20,330)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Bank of America NA	09/18/2015	AUD	94,122,000	$71,129	$66,919	$4,210	$—
Bank of America NA	09/18/2015	CAD	125,127,000	99,430	95,115	4,390	(75)
Bank of America NA	09/18/2015	CHF	77,528,000	80,760	80,256	559	(55)
Bank of America NA	09/18/2015	EUR	61,538,000	68,930	69,066	391	(527)
Bank of America NA	09/18/2015	GBP	65,758,000	101,653	100,890	763	—
Bank of America NA	09/18/2015	JPY	14,761,342,000	120,081	121,799	190	(1,908)
Bank of America NA	09/18/2015	MXN	321,421,000	20,523	19,218	1,306	(1)
Bank of America NA	09/18/2015	NZD	30,086,000	20,781	19,041	1,740	—
Bank of New York Mellon	09/16/2015	CHF	4,300,000	4,642	4,450	193	(1)
Bank of New York Mellon	09/16/2015	EUR	27,735,000	31,331	31,127	255	(51)
Bank of New York Mellon	09/16/2015	JPY	555,000,000	4,500	4,579	—	(79)
Bank of New York Mellon	10/26/2015	EUR	59,830,263	68,735	67,186	1,549	—
Bank of New York Mellon	10/26/2015	GBP	9,477,083	14,835	14,536	299	—
Bank of New York Mellon	12/30/2015	EUR	131,550	162	148	14	—
BNP Paribas	09/30/2015	JPY	6,374,226,000	53,383	52,609	774	—
Citigroup Inc	09/16/2015	AUD	25,805,081	19,224	18,349	875	—
Citigroup Inc	09/16/2015	BRL	33,950,000	9,885	9,316	569	—
Citigroup Inc	09/16/2015	CAD	24,443,500	19,156	18,581	590	(15)
Citigroup Inc	09/16/2015	CHF	9,235,500	9,659	9,560	135	(36)
Citigroup Inc	09/16/2015	CLP	798,500,000	1,260	1,151	109	—
Citigroup Inc	09/16/2015	COP	405,000,000	153	133	20	—
Citigroup Inc	09/16/2015	CZK	33,500,000	1,384	1,392	8	(16)
Citigroup Inc	09/16/2015	DKK	1,260,000	188	189	—	(1)
Citigroup Inc	09/16/2015	EUR	32,724,202	36,477	36,726	112	(361)
Citigroup Inc	09/16/2015	GBP	9,926,999	15,375	15,231	163	(19)
Citigroup Inc	09/16/2015	HKD	2,669,569	344	344	—	—
Citigroup Inc	09/16/2015	HUF	617,500,001	2,216	2,212	13	(9)
Citigroup Inc	09/16/2015	IDR	6,900,000,000	507	488	19	—
Citigroup Inc	09/16/2015	ILS	9,190,000	2,394	2,344	50	—
Citigroup Inc	09/16/2015	INR	76,255,584	1,161	1,145	16	—
Citigroup Inc	09/16/2015	JPY	2,572,326,973	20,763	21,224	—	(461)
Citigroup Inc	09/16/2015	KRW	12,445,000,000	10,868	10,520	358	(10)
Citigroup Inc	09/16/2015	NOK	150,603,499	18,846	18,207	642	(3)
Citigroup Inc	09/16/2015	NZD	17,620,500	12,106	11,154	952	—
Citigroup Inc	09/16/2015	PHP	44,500,000	980	951	29	—
Citigroup Inc	09/16/2015	PLN	14,400,000	3,812	3,813	19	(20)
Citigroup Inc	09/16/2015	SEK	94,044,502	11,082	11,114	53	(85)
Citigroup Inc	09/16/2015	SGD	5,500,000	4,017	3,896	121	—
Citigroup Inc	09/16/2015	TRY	9,950,000	3,534	3,406	130	(2)
Citigroup Inc	09/16/2015	TWD	109,949,999	3,476	3,382	97	(3)
Citigroup Inc	09/16/2015	ZAR	25,150,000	1,988	1,893	95	—
Citigroup Inc	09/17/2015	MXN	219,800,001	14,063	13,143	920	—
Citigroup Inc	09/17/2015	MYR	8,150,000	2,139	1,949	190	—
Citigroup Inc	11/06/2015	CHF	9,269,086	9,517	9,614	—	(97)
Citigroup Inc	12/16/2015	AUD	32,500	23	23	—	—
Citigroup Inc	12/16/2015	CAD	9,027,382	6,818	6,861	—	(43)
Citigroup Inc	12/16/2015	CLP	685,611,500	981	981	—	—
Citigroup Inc	12/16/2015	CZK	1,500,000	63	63	—	—
Citigroup Inc	12/16/2015	EUR	209,500	236	235	1	—
Citigroup Inc	12/16/2015	GBP	683,500	1,053	1,048	5	—
Citigroup Inc	12/16/2015	HKD	836,374	108	108	—	—
Citigroup Inc	12/16/2015	HUF	25,000,000	90	90	—	—
Citigroup Inc	12/16/2015	IDR	2,279,791,130	156	156	—	—

See accompanying notes.

124

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Foreign Currency Contracts (continued)

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value	Asset	Liability
Citigroup Inc	12/16/2015	INR	6,000,000	$89	$89	$—	$—
Citigroup Inc	12/16/2015	KRW	637,077,360	538	538	—	—
Citigroup Inc	12/16/2015	MXN	63,422,572	3,736	3,767	—	(31)
Citigroup Inc	12/16/2015	NZD	1,662,668	1,059	1,045	14	—
Citigroup Inc	12/16/2015	PLN	100,000	26	26	—	—
Citigroup Inc	12/16/2015	SGD	2,000,000	1,414	1,412	4	(2)
Citigroup Inc	12/16/2015	TRY	150,000	50	50	—	—
Citigroup Inc	12/16/2015	TWD	2,500,000	77	77	—	—
Citigroup Inc	12/17/2015	ZAR	3,000,000	224	222	2	—
Credit Suisse	09/10/2015	MXN	10,950,000	668	655	13	—
Credit Suisse	09/16/2015	AUD	25,805,079	19,226	18,349	877	—
Credit Suisse	09/16/2015	BRL	36,012,000	10,506	9,882	624	—
Credit Suisse	09/16/2015	CAD	25,093,173	19,659	19,074	602	(17)
Credit Suisse	09/16/2015	CHF	10,881,110	11,386	11,263	159	(36)
Credit Suisse	09/16/2015	CLP	798,500,000	1,260	1,151	109	—
Credit Suisse	09/16/2015	COP	405,000,000	153	133	20	—
Credit Suisse	09/16/2015	CZK	38,500,000	1,592	1,599	11	(18)
Credit Suisse	09/16/2015	DKK	4,558,000	674	686	—	(12)
Credit Suisse	09/16/2015	EUR	36,421,504	40,577	40,876	119	(418)
Credit Suisse	09/16/2015	GBP	10,028,999	15,531	15,387	163	(19)
Credit Suisse	09/16/2015	HKD	13,516,000	1,743	1,744	—	(1)
Credit Suisse	09/16/2015	HUF	617,500,001	2,216	2,212	13	(9)
Credit Suisse	09/16/2015	IDR	12,336,866,000	898	873	26	(1)
Credit Suisse	09/16/2015	ILS	9,190,000	2,394	2,344	50	—
Credit Suisse	09/16/2015	INR	76,973,350	1,172	1,156	16	—
Credit Suisse	09/16/2015	JPY	2,579,211,822	20,820	21,281	—	(461)
Credit Suisse	09/16/2015	KRW	13,375,949,000	11,670	11,307	373	(10)
Credit Suisse	09/16/2015	NOK	156,655,498	19,621	18,938	686	(3)
Credit Suisse	09/16/2015	NZD	17,620,500	12,109	11,154	955	—
Credit Suisse	09/16/2015	PHP	46,500,000	1,024	994	30	—
Credit Suisse	09/16/2015	PLN	14,400,000	3,812	3,813	19	(20)
Credit Suisse	09/16/2015	SEK	98,747,501	11,643	11,670	60	(87)
Credit Suisse	09/16/2015	SGD	5,500,000	4,017	3,896	121	—
Credit Suisse	09/16/2015	TRY	10,050,000	3,570	3,440	132	(2)
Credit Suisse	09/16/2015	TWD	128,283,998	4,039	3,946	97	(4)
Credit Suisse	09/16/2015	ZAR	29,398,000	2,326	2,212	114	—
Credit Suisse	09/17/2015	MXN	219,800,001	14,063	13,143	920	—
Credit Suisse	09/17/2015	MYR	8,250,000	2,166	1,973	193	—
Credit Suisse	09/21/2015	COP	3,330,000,000	1,106	1,090	16	—
Credit Suisse	09/28/2015	EUR	3,436,000	3,943	3,857	86	—
Credit Suisse	09/28/2015	MXN	1,060,200	62	63	—	(1)
Credit Suisse	09/28/2015	ZAR	92,130,000	7,034	6,922	112	—
Credit Suisse	12/16/2015	AUD	32,500	23	23	—	—
Credit Suisse	12/16/2015	CAD	9,027,380	6,818	6,861	—	(43)
Credit Suisse	12/16/2015	CLP	685,611,500	980	981	—	(1)
Credit Suisse	12/16/2015	CZK	1,500,000	63	63	—	—
Credit Suisse	12/16/2015	EUR	221,023	249	248	1	—
Credit Suisse	12/16/2015	GBP	683,500	1,053	1,048	5	—
Credit Suisse	12/16/2015	HKD	5,028,374	649	649	—	—
Credit Suisse	12/16/2015	HUF	25,000,000	90	90	—	—
Credit Suisse	12/16/2015	IDR	2,279,791,128	156	156	—	—
Credit Suisse	12/16/2015	INR	6,000,000	89	89	—	—
Credit Suisse	12/16/2015	KRW	637,077,359	538	538	—	—
Credit Suisse	12/16/2015	MXN	63,422,569	3,736	3,767	—	(31)
Credit Suisse	12/16/2015	NZD	1,662,669	1,059	1,045	14	—
Credit Suisse	12/16/2015	PLN	100,000	26	26	—	—
Credit Suisse	12/16/2015	SGD	2,000,000	1,416	1,412	5	(1)
Credit Suisse	12/16/2015	TRY	150,000	50	50	—	—
Credit Suisse	12/16/2015	TWD	3,196,000	98	98	—	—
Credit Suisse	12/17/2015	ZAR	4,000,000	298	296	2	—
Deutsche Bank AG	09/21/2015	EUR	2,110,000	2,338	2,368	5	(35)
Goldman Sachs & Co	09/16/2015	JPY	492,448,000	3,975	4,063	—	(88)
Goldman Sachs & Co	09/30/2015	JPY	6,374,225,000	53,360	52,609	751	—
HSBC Securities Inc	09/30/2015	EUR	7,393,000	8,472	8,298	174	—
JPMorgan Chase	09/16/2015	JPY	491,874,000	4,019	4,058	—	(39)
Merrill Lynch	09/08/2015	BRL	3,500,000	1,003	963	40	—
Merrill Lynch	09/21/2015	CAD	12,551,571	9,571	9,541	30	—
Merrill Lynch	09/28/2015	BRL	25,000,000	6,935	6,831	104	—
Merrill Lynch	09/30/2015	EUR	8,000,000	9,001	8,980	21	—
Merrill Lynch	10/06/2015	CAD	9,366,851	7,091	7,120	—	(29)
Morgan Stanley & Co	09/21/2015	MXN	2,427,635	146	145	1	—
Morgan Stanley & Co	09/30/2015	EUR	7,392,000	8,473	8,297	176	—
Royal Bank of Scotland PLC	09/30/2015	EUR	7,393,000	8,480	8,298	182	—

See accompanying notes.

125

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Foreign Currency Contracts (continued)

							Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value		Asset	Liability
Royal Bank of Scotland PLC	04/05/2016	EUR	1,500	$2	$2	$	— $	—
Royal Bank of Scotland PLC	04/05/2017	EUR	1,500	2	2		—	—
State Street Financial	09/30/2015	EUR	7,393,000	8,476	8,298		178	—
State Street Financial	09/30/2015	JPY	1,027,565,000	8,495	8,481		14	—
Total							$31,363	$(5,297)

Amounts in thousands except contracts

See accompanying notes.

126

		Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
3 Month Euro Swiss; December 2015	Long	2	$522	$521	$(1)
3 Month Euro Swiss; June 2016	Long	4	1,043	1,042	(1)
3 Month Euro Swiss; March 2016	Long	3	783	782	(1)
90 Day Eurodollar; December 2015	Long	65	16,172	16,172	—
90 Day Eurodollar; December 2016	Long	2,783	686,429	687,471	1,042
90 Day Eurodollar; December 2016	Long	48	11,841	11,857	16
90 Day Eurodollar; December 2016	Short	411	101,393	101,527	(134)
90 Day Eurodollar; December 2017	Short	437	107,191	107,289	(98)
90 Day Eurodollar; June 2016	Long	7	1,736	1,736	—
90 Day Eurodollar; June 2017	Long	44	10,821	10,833	12
90 Day Eurodollar; March 2016	Long	17	4,226	4,224	(2)
90 Day Eurodollar; March 2017	Long	46	11,329	11,344	15
90 Day Eurodollar; September 2016	Long	51	12,609	12,624	15
90 Day Short Sterling; December 2015	Long	287	54,643	54,692	49
90 Day Short Sterling; December 2016	Long	60	11,359	11,381	22
90 Day Short Sterling; December 2016	Long	1,106	209,409	209,789	380
90 Day Short Sterling; June 2016	Long	343	65,151	65,232	81
90 Day Short Sterling; June 2017	Long	52	9,820	9,839	19
90 Day Short Sterling; March 2016	Long	328	62,386	62,449	63
90 Day Short Sterling; March 2017	Long	54	10,209	10,230	21
90 Day Short Sterling; September 2016	Long	64	12,136	12,157	21
AEX Index; September 2015	Long	13	1,387	1,298	(89)
Australia 10 Year Bond; September 2015	Long	223	20,388	20,441	53
Australia 10 Year Bond; September 2015	Short	286	25,485	26,215	(730)
Australia 3 Year Bond; September 2015	Long	130	10,356	10,390	34
BIST 30 Index; October 2015	Long	51	163	163	—
CAC40 Index; September 2015	Long	160	8,845	8,352	(493)
CAC40 Index; September 2015	Long	55	2,977	2,871	(106)
Canada 10 Year Bond; December 2015	Long	391	42,590	42,030	(560)
Canadian Bank Acceptance; December 2015	Long	23	4,341	4,343	2
Canadian Bank Acceptance; June 2016	Short	57	10,728	10,763	(35)
Canadian Bank Acceptance; March 2016	Long	41	7,738	7,743	5
DAX Index; September 2015	Short	13	3,648	3,737	(89)
DAX Index; September 2015	Long	17	5,249	4,887	(362)
DJ Euro Stoxx 50; September 2015	Short	395	15,301	14,490	811
DJ Euro Stoxx 50; September 2015	Short	46	1,684	1,687	(3)
DJ Euro Stoxx 50; September 2015	Long	234	9,197	8,584	(613)
E-Mini DJIA Index; September 2015	Short	7	600	578	22
E-Mini DJIA Index; September 2015	Short	383	33,679	31,613	2,066
eMini MSCI EAFE; September 2015	Short	2	184	173	11
eMini MSCI Emerging Markets; September 2015	Short	13	575	531	44
Euribor; December 2015	Short	101	28,330	28,344	(14)
Euribor; December 2016	Long	26	7,291	7,292	1
Euribor; December 2016	Long	1,606	450,270	450,406	136
Euribor; June 2016	Short	137	38,420	38,441	(21)
Euribor; June 2017	Long	27	7,567	7,566	(1)
Euribor; March 2016	Short	145	40,670	40,690	(20)
Euribor; March 2017	Long	28	7,850	7,850	—
Euribor; September 2016	Long	21	5,890	5,891	1
Euro Bund 10 Year Bund; September 2015	Long	172	29,701	29,548	(153)
Euro-Bobl 5 Year; September 2015	Long	618	90,525	90,174	(351)
FTSE China A50 Index;September 2015	Long	4	35	37	2
FTSE KLCI Index; September 2015	Short	43	788	808	(20)
FTSE/JSE Top 40; September 2015	Short	93	3,241	3,100	141
FTSE/MIB Index; September 2015	Short	26	3,254	3,201	53
FTSE100 Index; September 2015	Short	4	370	382	(12)
FTSE100 Index; September 2015	Short	286	28,791	27,284	1,507
FTSE100 Index; September 2015	Short	110	11,203	10,494	709
Hang Seng Index; September 2015	Short	4	551	554	(3)
Hang Seng Index; September 2015	Short	105	14,527	14,540	(13)

See accompanying notes.

127

				Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Futures Contracts (continued)

											Unrealized
Type		Long/Short		Contracts	Notional Value			Fair Value		Appreciation/(Depreciation)
HSCEI China Index; September 2015			Long	5		$306		$312	$		6
IBEX 35 Index; September 2015			Short	31		3,774		3,565			209
Japan 10 Year Bond TSE; September 2015			Long	22		26,763		26,850			87
Japan Topix Index; September 2015			Short	549		74,939		69,443		5,496
Japan Topix Index; September 2015			Long	74		10,150		9,360			(790)
Japan Topix Index; September 2015			Long	202		27,525		25,551		(1,974)
KOSPI 200 Index; September 2015			Short	25		2,619		2,442			177
Mex Bolsa Index; September 2015			Short	13		349		339			10
Mini Japan 10 Year Bond; September 2015			Long	11		1,343		1,342			(1)
Mini Japan 10 Year Bond; September 2015			Short	309		37,419		37,699			(280)
MSCI Singapore Index; September 2015			Long	21		958		961			3
MSCI Taiwan Index; September 2015			Short	54		1,556		1,625			(69)
Nasdaq 100 E-Mini; September 2015			Short	1		86		85			1
Nasdaq 100 E-Mini; September 2015			Long	265		24,142		22,640		(1,502)
Nikkei 225 OSE; September 2015			Long	156		26,634		24,243		(2,391)
Nikkei 225 OSE; September 2015			Short	1		157		155			2
Russell 2000 Mini; September 2015			Short	114		13,649		13,196			453
Russell 2000 Mini; September 2015			Short	139		16,187		16,089			98
Russell 2000 Mini; September 2015			Short	200		25,207		23,150		2,057
S&P 500 Emini; September 2015			Short	848		85,851		83,494		2,357
S&P 500 Emini; September 2015			Short	945		92,345		93,045			(700)
S&P 500 Emini; September 2015			Short	156		15,248		15,360			(112)
S&P 500 Emini; September 2015			Short	79		7,717		7,778			(61)
S&P Mid 400 Emini; September 2015			Short	2		279		283			(4)
S&P Mid 400 Emini; September 2015			Short	350		53,058		49,507		3,551
S&P/TSX 60 Index; September 2015			Short	10		1,272		1,238			34
SET50 Index; September 2015			Short	102		557		510			47
SGX CNX Nifty Index; September 2015			Short	10		158		160			(2)
SPI 200 Index; September 2015			Short	71		6,666		6,527			139
UK 10 Year Gilt; December 2015			Long	105		18,957		18,882			(75)
US 10 Year Note; December 2015			Long	366		46,819		46,505			(314)
US 5 Year Note; December 2015			Long	484		58,092		57,808			(284)
US 5 Year Note; December 2015			Short	228		27,315		27,232			83
US Long Bond; December 2015			Short	100		15,494		15,463			31
US Long Bond; December 2015			Long	88		13,881		13,607			(274)
Total										$9,437

Amounts in thousands except contracts

Interest Rate Swaps

		(Pay)/
		Receive				Upfront
		Floating	Fixed	Expiration	Notional	Premiums	Unrealized			Fair Value
Counterparty (Issuer)	Floating Rate Index	Rate	Rate	Date	Amount	Paid/(Received)		Appreciation/(Depreciation)		Asset	Liability
Bank of America NA	3 Month JIBAR	Receive	7.95%	05/08/2025	ZAR 12,600	$—		$22		$22	$—
Barclays Bank PLC	3 Month JIBAR	Receive	7.95%	05/05/2025	94,000	—		153		153	—
JPMorgan Chase	3 Month JIBAR	Receive	7.72%	04/17/2025	18,020	—		49		49	—
Total						$—		$224		$224	$—

Amounts in thousands

Interest Rate Swaptions

			Pay/
			Receive				Upfront
Purchased Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums	Fair		Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)	Value			Appreciation/(Depreciation)
Call - 1 Year Interest Deutsche Bank AG		MXN TIIE	Pay	4.89%	08/18/2016	MXN 395,000	$115	$103	$		(12)
Rate Swap		Banxico
Call - 1 Year Interest JPMorgan Chase		MXN TIIE	Pay	4.90%	08/17/2016	108,700	32	29			(3)
Rate Swap		Banxico
Call - 1 Year Interest Merrill Lynch		MXN TIIE	Pay	4.26%	10/24/2015	279,000	78	32			(46)
Rate Swap		Banxico

See accompanying notes.

128

			Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Interest Rate Swaptions (continued)

			Pay/
			Receive				Upfront
Purchased Swaptions		Floating Rate	Floating	Exercise	Expiration	Notional	Premiums			Fair	Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)			Value	Appreciation/(Depreciation)
Call - 1 Year Interest Merrill Lynch		MXN TIIE	Pay	4.20%	10/02/2015	MXN 495,000		$98		$51	$(47)
Rate Swap		Banxico
Total								$323		$215	$(108)

			Pay/
			Receive				Upfront
Written Swaptions		Floating Rate	Floating	Exercise	Expiration		Notional	Premiums		Fair	Unrealized
Outstanding	Counterparty (Issuer)	Index	Rate	Rate	Date	Amount	Paid/(Received)			Value	Appreciation/(Depreciation)
Call - 1 Year Interest	Merrill Lynch	MXN TIIE	Receive	3.73%	10/02/2015	MXN 495,000		$(32	) $	(2)	$30
Rate Swap		Banxico
Total								$(32	) $	(2)	$30

Amounts in thousands

Options

						Upfront Premiums					Unrealized
Purchased Options Outstanding	Exercise Price		Expiration Date		Contracts	Paid/(Received)		Fair Value		Appreciation/(Depreciation)
Call - American Airlines Group Inc		$43.00	09/21/2015		659	$127		$22			$(105)
Call - Amgen Inc		$150.00	01/18/2016		247	652		307			(345)
Call - Avago Technologies Ltd		$120.00	01/18/2016		344	395		581			186
Call - Delta Air Lines Inc		$50.00	12/21/2015		341	82		48			(34)
Call - Delta Air Lines Inc		$48.00	09/21/2015		341	51		12			(39)
Call - DISH Network Corp		$65.00	12/21/2015		436	172		123			(49)
Call - eBay Inc		$50.00	01/18/2016		1,101	1,090		1,516			426
Call - Euro Stoxx 50 Index	EUR	3,850.00	09/21/2015		45	44		—			(44)
Call - Hartford Financial Services Group		$50.00	09/21/2015		818	128		31			(97)
Inc/The
Call - Macy's Inc		$75.00	01/18/2016		291	88		14			(74)
Call - Market Vectors Semiconductor ETF$		50.00	11/23/2015		1,750	329		473			144
Call - Molson Coors Brewing Co		$70.00	10/19/2015		325	89		90			1
Call - NXP Semiconductors NV		$87.50	10/19/2015		269	197		124			(73)
Call - PayPal Holdings Inc		$35.00	10/19/2015		573	112		121			9
Call - Starwood Hotels & Resorts		$75.00	10/19/2015		53	16		15			(1)
Worldwide Inc
Call - Starwood Hotels & Resorts		$75.00	09/21/2015		220	72		29			(43)
Worldwide Inc
Call - United Continental Holdings Inc		$60.00	12/21/2015		147	69		56			(13)
Call - United Continental Holdings Inc		$60.00	09/21/2015		147	26		13			(13)
Call - USD versus KRW		$1,113.00	11/27/2015		20,100,000	540		1,286			746
Call - USD versus TWD		$31.10	01/20/2016		15,840,000	231		719			488
Call - Vale SA		$8.00	09/21/2015		1,327	85		—			(85)
Call - Yum! Brands Inc		$82.50	09/21/2015		224	54		29			(25)
Call - Yum! Brands Inc		$82.50	10/19/2015		306	110		79			(31)
Put - Charter Communications Inc		$210.00	03/21/2016		38	153		137			(16)
Put - iShares MSCI Emerging Markets		$33.00	10/19/2015		2,106	236		254			18
ETF
Put - iShares US Real Estate ETF		$72.00	09/21/2015		1,479	132		338			206
Put - S&P 500 Index		$2,050.00	12/21/2015		915	6,755		12,058			5,303
Put - S&P 500 Index		$1,900.00	06/20/2016		915	7,643		11,288			3,645
Put - S&P 500 Index		$1,925.00	09/21/2015		276	1,396		762			(634)
Put - USD versus CNY		$6.21	01/20/2016		20,790,000	53		7			(46)
Total						$21,127		$30,532			$9,405

						Upfront Premiums					Unrealized
Written Options Outstanding	Exercise Price		Expiration Date		Contracts	Paid/(Received)		Fair Value		Appreciation/(Depreciation)
Call - Charter Communications Inc		$210.00	03/21/2016		38	$(10	) $	(30)			$(20)
Call - Delta Air Lines Inc		$60.00	12/21/2015		291		(11)			(9)	2
Call - United Continental Holdings Inc		$75.00	12/21/2015		147		(10)			(8)	2
Call - USD versus KRW		$1,150.00	11/27/2015		20,100,000		(320)	(801)			(481)
Put - iShares US Real Estate ETF		$67.00	09/21/2015		1,479		(33)	(75)			(42)
Put - S&P 500 Index		$1,900.00	12/21/2015		915		(3,566)	(6,587)			(3,021)
Put - S&P 500 Index		$1,700.00	06/20/2016		915		(4,115)	(6,311)			(2,196)
Total						$(8,065	) $	(13,821)			$(5,756)

Amounts in thousands except contracts

See accompanying notes.

129

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Synthetic Futures

				Unrealized				Fair Value
Counterparty (Issuer)	Reference Entity	Expiration Date	Notional Value	Appreciation/(Depreciation)				Asset	Liability
Bank of America NA	Canada 10 Year Bond Future; December 2015	12/31/2015	$2,263			$(7)		$—	$(6)
Bank of America NA	Euro Bund 10 Year Bund Future; September 2015	09/11/2015	(8,006)			55		55	—
Bank of America NA	Euro Buxl 30 Year Bond Future; September 2015	09/11/2015	681			5		5	—
Bank of America NA	Euro-Bobl 5 Year Future; September 2015	09/11/2015	6,312			(14)		—	(14)
Bank of America NA	Euro-BTP Future; September 2015	09/11/2015	2,100			(18)		—	(18)
Bank of America NA	Euro-OAT Future; September 2015	09/11/2015	1,168			(17)		—	(17)
Bank of America NA	Euro-Schatz 2 Year Future; September 2015	09/11/2015	6,808			(8)		—	(8)
Bank of America NA	HSCEI China Index Future; September 2015	09/30/2015	3,319			53		53	—
Bank of America NA	Tel Aviv 25 Index Future; September 2015	09/28/2015	664			(8)		—	(8)
Bank of America NA	UK 10 Year Gilt Future; December 2015	01/01/2016	28,170			(422)		—	(422)
Bank of America NA	US 10 Year Note Future; December 2015	01/01/2016	17,615			(208)		—	(207)
Bank of America NA	US 2 Year Note Future; December 2015	01/07/2016	9,417			(23)		—	(23)
Bank of America NA	US 5 Year Note Future; December 2015	01/07/2016	4,331			(32)		—	(32)
Bank of America NA	US Long Bond Future; December 2015	01/01/2016	1,755			(54)		—	(54)
Bank of America NA	US Ultra Bond Future; December 2015	01/01/2016	1,643			(59)		—	(59)
Bank of America NA	WIG 20 Index Future; September 2015	09/18/2015	(636)			35		35	—
Morgan Stanley & Co	Bovespa Index Future; October 2015	10/15/2015	(2,142)			103		103	—
Morgan Stanley & Co	KOSPI 200 Index Future; September 2015	09/11/2015	(2,045)			78		78	—
Morgan Stanley & Co	MSCI Taiwan Index Future; September 2015	09/30/2015	(863)			(40)		—	(40)
Morgan Stanley & Co	SGX CNX Nifty Index Future; September 2015	09/25/2015	(1,033)			(7)		—	(8)
Morgan Stanley & Co	Swiss Market Index Future; September 2015	09/18/2015	(11,991)			246		547	—
Morgan Stanley & Co	Taiwan TAIEX Index Future; September 2015	09/17/2015	(151)			4		3	—
Total						$(338)		$879	$(916)

Amounts in thousands

Total Return Equity Basket Swaps

							Fair Value
Counterparty	Fund Pays	Fund Receives	Expiration Date	Notional Value		Asset		Liability
Bank of America NA	Floating rate based on the	Total return on a custom basket of long	08/15/2019	$(53	) $		—		$(53)
	Federal Funds Rate	and short securities traded in USD
	plus/less spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/21/2016	(57)			—		(57)
	week LIBOR plus/less	and short securities traded in IDR
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/18/2016	75			74		—
	month LIBOR plus/less	and short securities traded in TWD
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/18/2016	(69)			—		(69)
	month LIBOR plus/less	and short securities traded in MYR
	spread
Deutsche Bank AG	Floating rate based on 28	Total return on a custom basket of long	03/21/2016	50			50		—
	day Mexico Interbank TIIE	and short securities traded in MXN
	Rate plus/less spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/21/2016	70			69		—
	month LIBOR plus/less	and short securities traded in BRL
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	04/10/2016	(221)			—		(222)
	month LIBOR plus/less	and short securities traded in USD
	spread
Deutsche Bank AG	Floating rate based on the	Total return on a custom basket of long	10/16/2015	7			7		—
	Overnight RBA Cash Rate	and short securities traded in AUD
	plus/less spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	08/20/2016	975			972		—
	week EUR LIBOR	and short French securities
	plus/less spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	01/22/2016	2,572			2,562		—
	week LIBOR plus/less	and short securities traded in GBP
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	01/22/2016	432			429		—
	week HIBOR plus/less	and short securities traded in HKD
	spread
Deutsche Bank AG	Floating rate based on 1	Total return on a custom basket of long	03/18/2016	717			714		—
	month LIBOR plus/less	and short securities traded in KRW
	spread

See accompanying notes.

130

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Total Return Equity Basket Swaps (continued)

							Fair Value
Counterparty	Fund Pays		Fund Receives	Expiration Date		Notional Value	Asset	Liability
Deutsche Bank AG	Floating rate based on the 1		Total return on a custom basket of long	03/23/2016		$112	$112		$—
	month South Africa	and short securities traded in ZAR
	Johannesburg Interbank
	Agreed Rate plus/less
	spread
Deutsche Bank AG	Floating rate based on the		Total return on a custom basket of long	03/18/2016		(24)	—		(25)
	Poland Warsaw Interbank	and short securities traded in PLN
	Offer/Bid Spot Week Rate
	plus/less spread
Morgan Stanley & Co	Floating rate based on 1	Total return on a custom basket of long		08/07/2016		(1,859)	—		(1,863)
	month LIBOR plus/less	and short securities traded in GBP
	spread
Morgan Stanley & Co	Floating rate based on 1	Total return on a custom basket of long		08/07/2016		346	340		—
	month LIBOR plus/less	and short securities traded in USD
	spread
Morgan Stanley & Co	Floating rate based on the		Total return on a custom basket of long	08/19/2016		997	981		—
	Bank of Japan Estimate	and short securities traded in JPY
	Unsecured Overnight Call
	Rate plus/less spread
Morgan Stanley & Co	Floating rate based on the		Total return on a custom basket of long	09/04/2015		7,266	7,201		—
	Federal Funds Rate	and short securities traded in USD
	plus/less spread
Total						$11,336	$13,511		$(2,289)

Amounts in thousands

Total Return Swaps

Counterparty			Pay/Receive Positive	Floating Rate	Expiration			Fair Value
(Issuer)	Reference Entity	Shares	Return	Index	Date	Notional Amount		Asset	Liability
Citigroup Inc	iShares J.P. Morgan $ Emerging	100,000	Pay	1.50%	10/29/2015		$10,850	$68	$—
Markets Bond UCITS ETF
Citigroup Inc	iShares J.P. Morgan $ Emerging	50,000	Pay	1.50%	11/13/2015		5,383	21	—
Markets Bond UCITS ETF
Citigroup Inc	iShares J.P. Morgan $ Emerging	100,000	Pay	1.50%	12/03/2015		10,645	—	(29)
Markets Bond UCITS ETF
Total								$89	$(29)

Amounts in thousands except contracts

Reverse Repurchase Agreements

Counterparty	Coupon Rate		Maturity Date	Principal Amount	Payable for Reverse Repurchase Agreements
Barclays Bank PLC		(0.65%)	07/14/2016	$11,194	$			(11,202)
Barclays Bank PLC		(0.20%)	07/17/2016	19,498				(19,502)
Barclays Bank PLC		(0.45%)	06/26/2016	4,001				(4,004)
Barclays Bank PLC		(0.20%)	06/19/2016	50,699				(50,719)
Barclays Bank PLC		(0.20%)	06/24/2016	23,400				(23,408)
Total					$			(108,836)

Amounts in thousands

See accompanying notes.

131

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Short Sales Outstanding

COMMON STOCKS - (12.93)%	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Advertising - (0.07)%				Biotechnology (continued)
DKSH Holding AG (a)	459	$28		Alexion Pharmaceuticals Inc (a)	11,020	$1,898
Nielsen Holdings PLC	48,086	2,175		Biogen Inc (a)	2,130	633
		$2,203		Celgene Corp (a)	13,410	1,583
				Medicines Co/The (a)	47,985	1,967
Agriculture - (0.03)%				Momenta Pharmaceuticals Inc (a)	56,159	1,096
Universal Corp/VA	17,760	874		Vertex Pharmaceuticals Inc (a)	5,325	679
						$8,275

Airlines - (0.03)%				Building Materials - (0.09)%
American Airlines Group Inc	5,370	210		Buzzi Unicem SpA	827	14

JetBlue Airways Corp(a)	39,841	889		LafargeHolcim Ltd (a)	12,268	779
		$1,099		Louisiana-Pacific Corp (a)	100,510	1,652
Apparel - (0.20)%				Martin Marietta Materials Inc	3,640	611
Adidas AG	6,614	494				$3,056
Crocs Inc (a)	44,310	653
Michael Kors Holdings Ltd (a)	38,710	1,682		Chemicals - (0.22)%
Perry Ellis International Inc (a)	15,430	382		Albemarle Corp	37,733	1,706
				American Vanguard Corp	37,088	496
Ralph Lauren Corp	15,340	1,706		BASF SE	949	76
Tod's SpA	1,416	129		EMS-Chemie Holding AG	156	70
Under Armour Inc (a)	13,920	1,330
				K+S AG	18,366	685
		$6,376		Kraton Performance Polymers Inc (a)	42,130	889
Automobile Manufacturers - (0.10)%				LyondellBasell Industries NV	16,820	1,436
Bayerische Motoren Werke AG	764	70		Novozymes A/S	1,780	78
				OCI NV (a)	5,875	173
Daimler AG	1,419	114
Fiat Chrysler Automobiles NV (a)	64,979	918		OM Group Inc	16,630	557
Tesla Motors Inc (a)	5,912	1,473		Platform Specialty Products Corp (a),(b)	2,174	42
Volvo AB - B Shares	61,609	669		Solvay SA	570	67
		$3,244		Stepan Co	10,420	469
				Wacker Chemie AG	2,135	184
Automobile Parts & Equipment - (0.10)%						$6,928
BorgWarner Inc	13,678	597
Goodyear Tire & Rubber Co/The	16,650	496		Commercial Services - (0.33)%
Meritor Inc (a)	21,396	271		Abertis Infraestructuras SA	8,882	147
Nokian Renkaat OYJ	30,173	813		Brink's Co/The	42,110	1,207
				Career Education Corp (a)	73,120	271
Titan International Inc	127,500	1,170
				Green Dot Corp (a)	68,100	1,204
		$3,347
				H&R Block Inc	24,870	846
Banks - (0.65)%				Kelly Services Inc	31,440	455
Banca Popolare dell'Emilia Romagna SC	67,959	581		ManpowerGroup Inc	29,979	2,605
Banco Bilbao Vizcaya Argentaria SA	37,858	350		Monster Worldwide Inc (a)	49,400	359
Banco Comercial Portugues SA (a)	7,253,196	512		SGS SA	101	178
Banco de Sabadell SA	197,075	418		Towers Watson & Co	7,249	861
Banco Popular Espanol SA	246,448	1,049		United Rentals Inc (a)	19,010	1,318
Bankia SA	641,245	771		Western Union Co/The	42,230	779
BB&T Corp	11,600	428		Wirecard AG	5,962	247
CaixaBank SA	6,340	27				$10,477
Commerzbank AG (a)	11,907	133
Credit Suisse Group AG (a)	36,625	986		Computers - (0.36)%
Deutsche Bank AG	9,833	289		EMC Corp/MA	18,760	467
Intesa Sanpaolo SpA	88,293	321		Engility Holdings Inc	8,520	237
				Fortinet Inc (a)	39,600	1,669
KBC Groep NV	1,169	77
M&T Bank Corp	40,362	4,772		Gemalto NV	406	29
				Indra Sistemas SA (a)	19,553	230
PacWest Bancorp	9,998	426
Royal Bank of Canada	15,849	884		SanDisk Corp	42,824	2,336
Signature Bank/New York NY (a)	23,410	3,125		Seagate Technology PLC	75,630	3,887
SVB Financial Group (a)	26,340	3,295		Western Digital Corp	32,540	2,667
Svenska Handelsbanken AB	7,873	118				$11,522
Zions Bancorporation	72,440	2,101		Cosmetics & Personal Care - (0.03)%
		$20,663		Beiersdorf AG	838	69
Beverages - (0.26)%				Estee Lauder Cos Inc/The	9,412	751
Anheuser-Busch InBev SA/NV	1,396	152				$820
Brown-Forman Corp - B Shares	9,720	954		Distribution & Wholesale - (0.09)%
Carlsberg A/S	5,655	427		WW Grainger Inc	12,712	2,840
Coca-Cola Enterprises Inc	84,610	4,357
Davide Campari-Milano SpA	10,638	79
Molson Coors Brewing Co	31,700	2,159		Diversified Financial Services - (0.44)%
Monster Beverage Corp (a)	3,930	544		American Express Co	16,970	1,302
		$8,672		Azimut Holding SpA	10,676	235
				Charles Schwab Corp/The	47,991	1,458
Biotechnology - (0.26)%				CME Group Inc/IL	17,270	1,631
Acorda Therapeutics Inc (a)	13,092	419

See accompanying notes.

132

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Diversified Financial Services (continued)				Food (continued)
Element Financial Corp (a)	27,213	$389		Koninklijke Ahold NV	16,527	$326
Franklin Resources Inc	76,820	3,117		METRO AG	2,112	61
Intercontinental Exchange Inc	10,700	2,444		Post Holdings Inc (a)	1,259	82
Julius Baer Group Ltd (a)	12,764	620		Suedzucker AG	405	6
Navient Corp	117,110	1,498		Sysco Corp	128,830	5,136
T Rowe Price Group Inc	16,620	1,195		TreeHouse Foods Inc (a)	7,940	630
		$13,889		Tyson Foods Inc	93,062	3,935
						$13,834
Electric - (0.42)%
A2A SpA	117,198	143		Forest Products & Paper - (0.02)%
AES Corp/VA	248,100	2,977		Domtar Corp	19,010	764
Dominion Resources Inc/VA	39,841	2,779
EDP - Energias de Portugal SA	10,278	36
				Gas - (0.08)%
Enel Green Power SpA	145,767	277
				Gas Natural SDG SA	463	9
MDU Resources Group Inc	29,420	527
				NiSource Inc	159,320	2,675
NextEra Energy Inc	12,948	1,274
NRG Energy Inc	108,420	2,160				$2,684
NRG Yield Inc - A Shares	8,099	127		Hand & Machine Tools - (0.06)%
NRG Yield Inc - C Shares	1,882	30		Lincoln Electric Holdings Inc	19,686	1,155
PPL Corp	41,190	1,276		Sandvik AB	68,032	656
RWE AG	8,356	125		Schindler Holding AG	61	9
SCANA Corp	21,410	1,133				$1,820
Talen Energy Corp (a)	4,961	71
Westar Energy Inc	13,260	485		Healthcare - Products - (0.59)%
		$13,420		Baxter International Inc	135,710	5,218
				Cooper Cos Inc/The	7,414	1,204
Electrical Components & Equipment - (0.08)%				Cyberonics Inc (a)	3,846	251
Emerson Electric Co	25,140	1,200		DENTSPLY International Inc	25,090	1,315
General Cable Corp	80,231	1,167		Edwards Lifesciences Corp (a)	14,950	2,106
		$2,367		Elekta AB	53,176	330
				Getinge AB	11,763	261
Electronics - (0.14)%				Haemonetics Corp (a)	7,800	282
Avnet Inc	21,450	909		Henry Schein Inc (a)	6,280	859
Electro Scientific Industries Inc	70,450	327		Hologic Inc (a)	13,830	537
National Instruments Corp	61,330	1,791		IDEXX Laboratories Inc (a)	14,560	1,040
TTM Technologies Inc (a)	37,087	253
				Luminex Corp (a)	20,690	377
Tyco International PLC	21,730	789
				Medtronic PLC	41,850	3,025
Vishay Intertechnology Inc	19,283	191		QIAGEN NV (a)	3,687	97
		$4,260
				Sonova Holding AG	1,182	154
Energy - Alternate Sources - (0.05)%				St Jude Medical Inc	9,400	666
SunEdison Inc (a)	90,937	946		STERIS Corp	9,605	615
Vestas Wind Systems A/S	10,854	578		William Demant Holding A/S (a)	2,210	180
		$1,524		Wright Medical Group Inc (a)	7,520	174
						$18,691
Engineering & Construction - (0.14)%
Aena SA (a)	5,336	611		Healthcare - Services - (0.41)%
Bilfinger SE	6,737	270		Aetna Inc	4,269	489
Fraport AG Frankfurt Airport Services	2,234	135		Anthem Inc	38,138	5,379
Worldwide				Centene Corp (a)	3,549	219
Jacobs Engineering Group Inc (a)	21,790	881		Community Health Systems Inc (a)	12,340	663
KBR Inc	136,470	2,380		Fresenius Medical Care AG & Co KGaA	1,238	94
Obrascon Huarte Lain SA	28,955	448		Humana Inc	3,460	633
Tecnicas Reunidas SA	633	30		IPC Healthcare Inc (a)	39,450	3,132
		$4,755		Molina Healthcare Inc (a)	22,524	1,680
				Tenet Healthcare Corp (a)	18,880	929
Entertainment - 0.00%						$13,218
Gaming and Leisure Properties Inc	618	19
				Home Builders - (0.19)%
				DR Horton Inc	83,530	2,537
Environmental Control - (0.01)%				Lennar Corp - A Shares	25,580	1,302
MSA Safety Inc	5,560	253		PulteGroup Inc	39,220	811
				Ryland Group Inc/The	681	29
Food - (0.43)%				Toll Brothers Inc (a)	35,840	1,325
Barry Callebaut AG (a)	330	362		YIT OYJ	2,151	13
Chocoladefabriken Lindt & Spruengli AG	21	118				$6,017
Chr Hansen Holding A/S	4,450	224
				Home Furnishings - (0.02)%
Colruyt SA	1,618	79
Darling Ingredients Inc (a)	114,530	1,470		Harman International Industries Inc	7,540	737
Distribuidora Internacional de Alimentacion	11,260	68
SA (a)				Insurance - (0.60)%
Jeronimo Martins SGPS SA	22,421	310		ACE Ltd (a)	14,839	1,516
JM Smucker Co/The	8,720	1,027		Aflac Inc	50,650	2,968

See accompanying notes.

133

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Insurance (continued)				Media - (0.24)%
Assicurazioni Generali SpA	16,597	$303		Atresmedia Corp de Medios de Comunicacion	7,024	$103
Chubb Corp/The	56,200	6,790		SA
Cincinnati Financial Corp	42,720	2,235		Charter Communications Inc (a)	949	172
Endurance Specialty Holdings Ltd	53	4		Discovery Communications Inc - C Shares (a)	86,420	2,192
Everest Re Group Ltd	4,740	833		John Wiley & Sons Inc	10,090	520
Mediolanum SpA	37,341	295		Mediaset SpA	104,567	500
MetLife Inc	26,020	1,304		Modern Times Group MTG AB	7,495	203
MGIC Investment Corp (a)	56,501	597		Schibsted ASA	11,704	380
Prudential Financial Inc	5,600	452		Schibsted ASA (a)	9,181	283
Radian Group Inc	26,891	483		Time Warner Cable Inc	4,520	841
Sampo Oyj	5,392	260		Twenty-First Century Fox Inc - A Shares	91,340	2,502
Unum Group	22,670	760				$7,696
XL Group PLC	14,670	547
		$19,347		Metal Fabrication & Hardware - (0.03)%
				Assa Abloy AB	13,188	252
Internet - (0.59)%				Tenaris SA	49,547	652
eBay Inc (a)	75,980	2,060				$904
Google Inc - C Shares (a)	6,610	4,087
LinkedIn Corp (a)	832	150		Mining - (0.10)%
Netflix Inc (a)	9,380	1,079		Alcoa Inc	75,720	716
Priceline Group Inc/The (a)	3,600	4,495		Kaiser Aluminum Corp	20,450	1,709
Symantec Corp	23,310	478		Royal Gold Inc	5,800	279
				Stillwater Mining Co (a)	40,510	387
TripAdvisor Inc (a)	6,250	437
VeriSign Inc (a)	91,861	6,333				$3,091
		$19,119		Miscellaneous Manufacturers - (0.16)%
Investment Companies - 0.00%				Alfa Laval AB	23,183	390
Ares Capital Corp	56	1		AptarGroup Inc	12,530	844
Prospect Capital Corp	104	1		Donaldson Co Inc	11,680	366
		$2		Eaton Corp PLC	24,360	1,390
				Pentair PLC	31,600	1,747
Iron & Steel - (0.22)%				Trinity Industries Inc	17,574	474
Allegheny Technologies Inc	43,537	841				$5,211
APERAM SA (a)	1,981	66
ArcelorMittal	208,688	1,630		Oil & Gas - (0.26)%
				Cheniere Energy Inc (a)	5,360	333
Carpenter Technology Corp	8,490	331
Nucor Corp	64,470	2,791		Chevron Corp	4,020	326
Outokumpu OYJ (a)	27,518	118		Cimarex Energy Co	8,370	925
Reliance Steel & Aluminum Co	7,290	424		ConocoPhillips	5,010	246
				DNO ASA (a)	12,066	14
SSAB AB - A Shares (a)	16,728	70
ThyssenKrupp AG	31,893	689		Helmerich & Payne Inc	6,960	411
United States Steel Corp	13,108	215		Murphy Oil Corp	7,970	247
				Newfield Exploration Co (a)	20,480	682
		$7,175
				Noble Energy Inc	9,610	321
Leisure Products & Services - (0.16)%				Occidental Petroleum Corp	30,330	2,214
Carnival Corp	65,340	3,217		Seadrill Ltd	80,575	623
Harley-Davidson Inc	13,170	738		Southwestern Energy Co (a)	105,582	1,715
Royal Caribbean Cruises Ltd	12,940	1,141		Statoil ASA	10,778	164
		$5,096		Whiting Petroleum Corp (a)	5,721	111
						$8,332
Lodging - (0.07)%
Wynn Resorts Ltd	28,600	2,146		Oil & Gas Services - (0.14)%
				Aker Solutions ASA	3,849	16
				Fred Olsen Energy ASA (a)	665	3
Machinery - Construction & Mining - (0.09)%				Fugro NV (a)	23,232	485
Atlas Copco AB - A Shares	22,722	572
				Halliburton Co	44,463	1,750
Caterpillar Inc	14,282	1,092		Saipem SpA (a)	7,475	72
Joy Global Inc	44,340	1,074		SBM Offshore NV (a)	53,165	634
		$2,738		Schlumberger Ltd	15,935	1,233
Machinery - Diversified - (0.24)%				TGS Nopec Geophysical Co ASA	13,972	274
AGCO Corp	35,800	1,756				$4,467
CNH Industrial NV	67,352	531
				Packaging & Containers - (0.07)%
Cummins Inc	10,060	1,225
				Ball Corp	5,777	381
Flowserve Corp	18,260	824
				Greif Inc - Class A	34,760	1,018
FLSmidth & Co A/S	6,278	238
				Sonoco Products Co	27,920	1,098
Hexagon AB	15,223	490
Kone OYJ	12,022	474				$2,497
Nordson Corp	7,090	472		Pharmaceuticals - (0.35)%
Wabtec Corp/DE	16,440	1,574		Allergan PLC (a)	10,470	3,180
Zardoya Otis SA	17,735	189		Baxalta Inc	14,260	501
		$7,773		Bayer AG	3,529	477
				Galenica AG	447	574

See accompanying notes.

134

Schedule of Investments
Global Multi-Strategy Fund
August 31, 2015

Short Sales Outstanding

COMMON STOCKS (continued)	Shares	Value(000	's)	COMMON STOCKS (continued)	Shares	Value(000	's)

Pharmaceuticals (continued)				Semiconductors (continued)
H Lundbeck A/S (a)	369	$12		NVIDIA Corp	133,721	$3,006
Mead Johnson Nutrition Co	26,279	2,059		NXP Semiconductors NV (a)	30,060	2,545
Mylan NV (a)	13,356	662		ON Semiconductor Corp (a)	14,857	142
Perrigo Co PLC	16,860	3,085		QUALCOMM Inc	32,310	1,828
Roche Holding AG	683	186		Xilinx Inc	37,860	1,586
Shire PLC ADR	1,070	248				$29,319
STADA Arzneimittel AG	1,014	35
UCB SA	2,920	220		Software - (0.29)%
				Amadeus IT Holding SA	6,152	256
		$11,239		Autodesk Inc (a)	8,100	379
Pipelines - (0.09)%				Electronic Arts Inc (a)	27,293	1,806
Koninklijke Vopak NV	13,942	573		Oracle Corp	66,540	2,468
Spectra Energy Corp	42,750	1,243		Quality Systems Inc	71,090	966
Williams Cos Inc/The	23,390	1,127		salesforce.com inc (a)	6,500	451
		$2,943		SAP SE	16,806	1,127
				Software AG	2,131	59
REITS - (0.91)%				Solera Holdings Inc	9,650	465
AvalonBay Communities Inc	5,835	963		Take-Two Interactive Software Inc (a)	52,290	1,523
Care Capital Properties Inc	12,632	402				$9,500
CareTrust REIT Inc	10,990	123
Chambers Street Properties	117	1		Telecommunications - (0.41)%
Colony Capital Inc	10,230	222		ADTRAN Inc	17,390	278
Crown Castle International Corp	8,856	738		Altice NV (a)	30,294	864
Equinix Inc	27,410	7,395		Altice NV (a)	10,098	317
HCP Inc	99,150	3,674		ARRIS Group Inc (a)	21,799	576
Health Care REIT Inc	87,876	5,567		Cellnex Telecom SAU (a)	1,563	28
Host Hotels & Resorts Inc	45,390	805		Ciena Corp (a)	18,137	406
Iron Mountain Inc	9,365	265		Deutsche Telekom AG	52,628	898
Omega Healthcare Investors Inc	101,470	3,428		Elisa OYJ	7,084	236
Realty Income Corp	21,356	954		Leap Wireless International Inc - Rights (a),(b),(c)	7,565	19
Spirit Realty Capital Inc	16,676	160		Level 3 Communications Inc (a)	24,070	1,077
Starwood Property Trust Inc	21,337	454		Lumos Networks Corp	10,740	126
Ventas Inc	59,770	3,288		Millicom International Cellular SA	1,978	132
Weyerhaeuser Co	31,689	885		Nokia OYJ ADR	125,872	785
		$29,324		Nokia OYJ	13,004	82
				Palo Alto Networks Inc (a)	25,296	4,154
Retail - (0.64)%				Telecom Italia SpA (a)	492,074	597
Ascena Retail Group Inc (a)	31,618	382
				Telefonica Deutschland Holding AG	70,595	428
Best Buy Co Inc	12,760	469		Telenet Group Holding NV (a)	1,295	73
Cash America International Inc	18,840	520		TeliaSonera AB	11,639	65
Chipotle Mexican Grill Inc (a)	1,260	895
				T-Mobile US Inc (a)	50,377	1,995
Cie Financiere Richemont SA	13,653	1,020				$13,136
Coach Inc	36,037	1,090
CST Brands Inc	23,620	820		Toys, Games & Hobbies - (0.09)%
Dollar Tree Inc (a)	9,981	761		Mattel Inc	123,520	2,894
Dufry AG (a)	718	97
Guess? Inc	111,910	2,474
Liberty Interactive Corp QVC Group (a)	9,924	268		Transportation - (0.36)%
				Cargotec Oyj	7,683	243
McDonald's Corp	16,760	1,592
				CH Robinson Worldwide Inc	13,930	939
Nordstrom Inc	12,620	920
Pep Boys-Manny Moe & Jack/The (a)	79,050	957		CSX Corp	19,930	546
				Expeditors International of Washington Inc	25,190	1,234
Salvatore Ferragamo SpA	31,576	852
				JB Hunt Transport Services Inc	25,190	1,833
Staples Inc	52,216	742
				Kansas City Southern	22,294	2,067
Starbucks Corp	11,520	630
				Kuehne + Nagel International AG	1,109	148
Swatch Group AG/The	5,065	1,936
				Norfolk Southern Corp	29,670	2,312
Walgreens Boots Alliance Inc	17,340	1,501
World Duty Free SpA (a)	2,989	34		Panalpina Welttransport Holding AG	1,328	167
				Ship Finance International Ltd	21,380	359
World Fuel Services Corp	18,200	703
				Union Pacific Corp	7,900	677
Yum! Brands Inc	21,120	1,685
				United Parcel Service Inc	2,870	280
		$20,348		UTI Worldwide Inc (a)	98,723	703
Semiconductors - (0.92)%						$11,508
Analog Devices Inc	16,610	928		TOTAL COMMON STOCKS (proceeds $427,883)		$414,453
Avago Technologies Ltd	13,444	1,694		PREFERRED STOCKS - (0.02)%	Shares	Value(000	's)
Broadcom Corp	49,020	2,533
Cypress Semiconductor Corp (a)	104,010	1,040		Automobile Manufacturers - (0.01)%
Exar Corp (a)	43,450	256		Volkswagen AG	1,330	252
Intel Corp	112,647	3,215
KLA-Tencor Corp	15,504	777		Chemicals - (0.01)%
Lam Research Corp	100,587	7,320		FUCHS PETROLUB SE	8,514	366
Microchip Technology Inc	22,647	962
Micron Technology Inc (a)	90,609	1,487

See accompanying notes.

135

			Schedule of Investments
			Global Multi-Strategy Fund
			August 31, 2015

			Short Sales Outstanding

PREFERRED STOCKS (continued)		Shares	Value(000	's)

Consumer Products - 0.00%
Henkel AG & Co KGaA		852	$89

TOTAL PREFERRED STOCKS (proceeds $769)			$707
	Principal
BONDS- (2.20)%	Amount (000's)		Value (000's)

Banks- (0.46)%
Banco do Brasil SA/Cayman
3.88%, 10/10/2022		$5,000	$4,225
Bangkok Bank PCL/Hong Kong
4.80%, 10/18/2020		5,000	5,412
Export-Import Bank of India
4.00%, 01/14/2023		5,000	4,997
			$14,634

Electric - (0.41)%
Saudi Electricity Global Sukuk Co 2
3.47%, 04/08/2023		13,000	13,130

Holding Companies - Diversified - (0.07)%
Sinochem Overseas Capital Co Ltd
6.30%, 11/12/2040		2,000	2,405

Sovereign - (1.26)%
Bahrain Government International Bond
6.13%, 08/01/2023		13,000	13,780
Colombia Government International Bond
5.63%, 02/26/2044		5,000	4,856
Portugal Obrigacoes do Tesouro OT
4.45%, 06/15/2018	EUR	3,000	3,720
Republic of Azerbaijan International Bond
4.75%, 03/18/2024		$2,000	1,910
South Africa Government International Bond
5.88%, 09/16/2025		15,000	16,197
			$40,463
TOTAL BONDS (proceeds $72,868)			$70,632
TOTAL SHORT SALES (proceeds $501,520)			$485,792

(a)	Non-Income Producing Security
(b)	Security is Illiquid. At the end of the period, the value of these securities totaled $61 or 0.00% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $19 or 0.00% of net assets.

See accompanying notes.

136

Schedule of Investments
Global Opportunities Fund
August 31, 2015

COMMON STOCKS - 98.77%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 2.73%			Engineering & Construction (continued)
General Dynamics Corp	106,130	$15,074	Lend Lease Group	375,337	$3,714
Lockheed Martin Corp	56,010	11,268			$10,285
Spirit AeroSystems Holdings Inc (a)	158,298	8,090
			Food - 3.45%
		$34,432	Delhaize Group	121,850	10,903
Agriculture - 4.00%			Kroger Co/The	571,352	19,711
Archer-Daniels-Midland Co	254,051	11,429	SUPERVALU Inc (a)	774,271	6,380
Imperial Tobacco Group PLC	593,862	28,585	Tyson Foods Inc	153,451	6,488
Philip Morris International Inc	131,088	10,461			$43,482
		$50,475	Gas - 0.53%
Airlines - 0.93%			UGI Corp	195,412	6,660
Japan Airlines Co Ltd	329,900	11,708
			Healthcare - Services - 4.53%
Apparel - 1.50%			Anthem Inc	65,390	9,223
NIKE Inc	169,311	18,921	Centene Corp (a)	165,178	10,195
			Cigna Corp	144,126	20,291
			HCA Holdings Inc (a)	201,520	17,456
Automobile Manufacturers - 1.92%					$57,165
Daimler AG	91,207	7,311
Toyota Motor Corp	285,197	16,857	Home Builders - 1.47%
		$24,168	Barratt Developments PLC	998,341	9,719
			Sekisui House Ltd	595,500	8,877
Automobile Parts & Equipment - 0.92%					$18,596
Bridgestone Corp	348,500	11,653
			Insurance - 10.27%
			AmTrust Financial Services Inc	165,886	9,646
Banks - 9.02%
			AXA SA	617,880	15,564
Bank of Kyoto Ltd/The	702,000	7,611
			Direct Line Insurance Group PLC	3,668,814	19,776
JPMorgan Chase & Co	439,113	28,147
			Everest Re Group Ltd	106,228	18,676
Mitsubishi UFJ Financial Group Inc	1,851,400	12,212
			Hannover Rueck SE	209,360	21,248
Mizuho Financial Group Inc	7,576,400	15,516
			Hartford Financial Services Group Inc/The	165,582	7,608
Royal Bank of Canada	181,400	10,113
			Reinsurance Group of America Inc	83,365	7,576
SunTrust Banks Inc	191,082	7,714
			SCOR SE	211,771	7,454
Wells Fargo & Co	609,453	32,502
			Tokio Marine Holdings Inc	251,600	10,072
		$113,815	Travelers Cos Inc/The	120,427	11,988
Biotechnology - 5.18%					$129,608
Amgen Inc	166,508	25,273
Cambrex Corp (a)	131,026	6,264	Internet - 2.76%
			Google Inc - A Shares (a)	53,736	34,811
Gilead Sciences Inc	321,689	33,800
		$65,337
			Investment Companies - 0.95%
Chemicals - 0.78%			Investor AB	332,624	11,957
LyondellBasell Industries NV	115,963	9,901

			Mining - 0.37%
Commercial Services - 2.08%			BHP Billiton PLC	267,391	4,701
Adecco SA (a)	180,319	14,135
Ashtead Group PLC	844,541	12,120
		$26,255	Oil & Gas - 4.94%
			ConocoPhillips	108,857	5,350
Computers - 5.75%			EOG Resources Inc	114,345	8,954
Accenture PLC - Class A	216,921	20,449	Exxon Mobil Corp	288,677	21,720
Apple Inc	288,163	32,493	Repsol SA	685,465	9,773
DST Systems Inc	132,999	13,622	Royal Dutch Shell PLC - A Shares	300,616	7,832
Synopsys Inc (a)	128,068	6,010
			Valero Energy Corp	147,686	8,764
		$72,574			$62,393

Cosmetics & Personal Care - 1.75%			Pharmaceuticals - 13.60%
Unilever NV	552,621	22,146	Cardinal Health Inc	239,607	19,712
			McKesson Corp	111,168	21,964
Diversified Financial Services - 0.68%			Novartis AG	298,558	29,135
Fubon Financial Holding Co Ltd	4,985,000	8,583	Novo Nordisk A/S	363,877	20,090
			Pfizer Inc	775,910	25,000
			Roche Holding AG	58,782	16,002
Electric - 4.39%			Shire PLC	194,925	15,075
Huaneng Power International Inc	6,843,160	7,809	Teva Pharmaceutical Industries Ltd ADR	382,341	24,627
Iberdrola SA	1,429,821	9,668			$171,605
Korea Electric Power Corp	218,018	8,907
PG&E Corp	291,169	14,436	Real Estate - 2.57%
Public Service Enterprise Group Inc	363,886	14,646	Brookfield Asset Management Inc	628,224	19,774
		$55,466	CBRE Group Inc (a)	395,299	12,658
					$32,432
Engineering & Construction - 0.82%
Grupo Aeroportuario del Sureste SAB de CV	450,900	6,571	Retail - 5.24%
			Alimentation Couche-Tard Inc	240,916	10,209

See accompanying notes.

137

			Schedule of Investments
			Global Opportunities Fund
			August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Retail (continued)
Home Depot Inc/The	118,811		$13,837
Target Corp	244,487		18,999
Wal-Mart Stores Inc	356,546		23,079
			$66,124

Software - 3.01%
Fiserv Inc (a)	143,661		12,250
Microsoft Corp	314,151		13,672
Oracle Corp	325,945		12,089
			$38,011

Telecommunications - 2.63%
Cisco Systems Inc	651,718		16,867
Nippon Telegraph & Telephone Corp	429,300		16,374
			$33,241
TOTAL COMMON STOCKS			$1,246,505
INVESTMENT COMPANIES - 1.29%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 1.29%
Morgan Stanley Institutional Liquidity Funds -	16,324,722		16,325
Government Portfolio

TOTAL INVESTMENT COMPANIES			$16,325
Total Investments			$1,262,830
Liabilities in Excess of Other Assets, Net - (0.06)%			$(773)
TOTAL NET ASSETS - 100.00%			$1,262,057

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Country			Percent
United States			57.00%
Japan			8.79%
United Kingdom			7.31%
Switzerland			4.70%
Canada			3.18%
Ireland			2.82%
Germany			2.26%
Israel			1.95%
France			1.82%
Denmark			1.59%
Spain			1.54%
Bermuda			1.48%
Sweden			0.95%
Belgium			0.86%
Korea, Republic Of			0.70%
Taiwan, Province Of China			0.68%
Australia			0.67%
China			0.62%
Netherlands			0.62%
Mexico			0.52%
Liabilities in Excess of Other Assets, Net			(0.06)%
TOTAL NET ASSETS			100.00%

See accompanying notes.

138

Schedule of Investments
International Small Company Fund
August 31, 2015

COMMON STOCKS - 98.60%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 1.57%			Cosmetics & Personal Care (continued)
Stroeer SE	1,455	$85	Pola Orbis Holdings Inc	1,700	$101
Teleperformance	1,717	121			$206
		$206
			Distribution & Wholesale - 1.63%
Airlines - 0.39%			Entertainment One Ltd	14,415	66
Air New Zealand Ltd	32,756	51	Inchcape PLC	9,452	105
			Trusco Nakayama Corp	1,100	43
					$214
Apparel - 1.12%
Gunze Ltd	16,000	50	Diversified Financial Services - 3.42%
Moncler SpA	5,387	97	Aldermore Group PLC (a)	11,992	56
		$147	Century Tokyo Leasing Corp	2,200	68
			Euronext NV (b)	1,168	53
Automobile Parts & Equipment - 4.70%			Henderson Group PLC	24,349	96
Brembo SpA	2,320	96	Intermediate Capital Group PLC	10,124	82
Calsonic Kansei Corp	11,000	77	Man Group PLC	18,797	46
Georg Fischer AG	118	71	Tokai Tokyo Financial Holdings Inc	7,400	49
Haldex AB	3,846	42			$450
Nifco Inc/Japan	1,700	66
Norma Group SE	1,135	56	Electric - 0.96%
Plastic Omnium SA	2,674	69	Hera SpA	29,096	74
Tokai Rika Co Ltd	3,300	70	Iren SpA	33,057	52
Toyo Tire & Rubber Co Ltd	3,200	72			$126
		$619
			Electrical Components & Equipment - 2.10%
Banks - 4.25%			Fujikura Ltd	17,000	84
77 Bank Ltd/The	13,000	77	Gamesa Corp Tecnologica SA	6,338	95
Aareal Bank AG	2,043	76	Mabuchi Motor Co Ltd	1,000	46
Banca Popolare di Milano Scarl	56,271	60	Saft Groupe SA	1,430	52
Credito Emiliano SpA	4,786	38			$277
Gunma Bank Ltd/The	11,000	73
Israel Discount Bank Ltd (a)	43,580	81	Electronics - 3.58%
Joyo Bank Ltd/The	14,000	75	Alps Electric Co Ltd	3,800	119
Suruga Bank Ltd	4,200	80	Japan Aviation Electronics Industry Ltd	4,000	73
			Kaba Holding AG	138	91
		$560
			Osaki Electric Co Ltd	8,000	45
Beverages - 1.03%			Siix Corp	1,200	33
Britvic PLC	6,049	62	Taiyo Yuden Co Ltd	5,100	62
Royal Unibrew A/S	2,216	73	Tokyo Seimitsu Co Ltd	2,500	48
		$135			$471

Biotechnology - 1.47%			Engineering & Construction - 1.79%
Concordia Healthcare Corp	1,328	103	Keller Group PLC	3,362	50
Genmab A/S (a)	1,023	91	NCC AB	3,010	88
		$194	Nippo Corp	4,000	68
			Yokogawa Bridge Holdings Corp	3,400	29
Building Materials - 1.94%					$235
Adelaide Brighton Ltd	10,236	33
Buzzi Unicem SpA	3,790	65	Entertainment - 1.70%
Cementir Holding SpA	4,701	28	Betfair Group PLC	2,409	121
Kingspan Group PLC	4,125	100	Betsson AB (a)	5,826	103
Nichiha Corp	2,100	29			$224
		$255
			Food - 2.01%
Chemicals - 2.11%			Bakkafrost P/F	2,426	74
DIC Corp	33,000	79	Ezaki Glico Co Ltd	1,400	70
LANXESS AG	849	43	Greencore Group PLC	16,303	74
Nippon Soda Co Ltd	11,000	63	Select Harvests Ltd	5,487	47
Symrise AG	715	43			$265
Toagosei Co Ltd	6,800	50
			Forest Products & Paper - 2.17%
		$278
			BillerudKorsnas AB	5,497	84
Commercial Services - 2.93%			Metsa Board OYJ	6,426	40
Ashtead Group PLC	5,058	72	Mondi PLC	2,582	58
Berendsen PLC	3,799	58	Smurfit Kappa Group PLC	3,538	104
Kanamoto Co Ltd	2,700	71			$286
Loomis AB	3,178	81
Northgate PLC	6,451	49	Gas - 0.84%
Societa Iniziative Autostradali e Servizi SpA	4,807	55	Rubis SCA	1,577	111
		$386
			Hand & Machine Tools - 0.65%
Computers - 1.67%
			KUKA AG	1,081	86
Ingenico Group	1,123	139
NS Solutions Corp	2,100	81
		$220	Healthcare - Products - 0.60%
			Fisher & Paykel Healthcare Corp Ltd	17,181	79
Cosmetics & Personal Care - 1.57%
Lion Corp	12,000	105

See accompanying notes.

139

Schedule of Investments
International Small Company Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Healthcare - Services - 1.53%			Oil & Gas (continued)
Eurofins Scientific SE	267	$89	Raging River Exploration Inc (a)	9,189	$59
Orpea	1,462	113	TORC Oil & Gas Ltd	4,723	22
		$202	Whitecap Resources Inc	7,219	62
					$497
Home Builders - 3.91%
Bellway PLC	2,909	110	Packaging & Containers - 1.06%
Bovis Homes Group PLC	4,419	74	CCL Industries Inc	432	57
Galliford Try PLC	3,794	100	Orora Ltd	50,534	82
Haseko Corp (a)	5,400	63			$139
Redrow PLC	12,333	91
Sekisui Chemical Co Ltd	7,000	77	Pharmaceuticals - 4.49%
		$515	Hikma Pharmaceuticals PLC	3,151	109
			Ipsen SA	1,416	95
Home Furnishings - 1.78%			Kaken Pharmaceutical Co Ltd	3,000	142
Alpine Electronics Inc	3,400	48	Nippon Shinyaku Co Ltd	2,000	69
Howden Joinery Group PLC	16,280	119	Recordati SpA	4,584	109
Pace PLC	12,784	67	UDG Healthcare PLC	8,705	67
		$234			$591

Insurance - 1.45%			Pipelines - 0.55%
Beazley PLC	19,627	100	Enbridge Income Fund Holdings Inc	2,891	73
Direct Line Insurance Group PLC	16,941	91
		$191
			Private Equity - 0.70%
Internet - 1.99%			3i Group PLC	12,264	92
Just Eat PLC (a)	10,724	64
Rightmove PLC	2,116	120	Real Estate - 6.06%
United Internet AG	1,601	78	Deutsche Wohnen AG	2,268	60
		$262	Grand City Properties SA	4,233	75
Investment Companies - 0.84%			Hemfosa Fastigheter AB	7,304	80
Leonteq AG (a)	484	111	K Wah International Holdings Ltd	74,000	33
			LEG Immobilien AG (a)	1,381	103
			Regus PLC	18,342	79
Iron & Steel - 0.79%			Shun Tak Holdings Ltd	84,000	37
APERAM SA (a)	1,854	63
			Sponda OYJ	8,467	34
Tokyo Steel Manufacturing Co Ltd	6,400	41	ST Modwen Properties PLC	10,478	72
		$104	UNITE Group PLC/The	7,288	72
Leisure Products & Services - 0.03%			UOL Group Ltd	17,800	79
Daiichikosho Co Ltd	100	4	Wheelock & Co Ltd	16,000	73
					$797

Lodging - 0.91%			REITS - 5.06%
Echo Entertainment Group Ltd	34,365	120	Allied Properties Real Estate Investment Trust	1,659	44
			Boardwalk Real Estate Investment Trust	1,457	60
			Federation Centres	35,611	71
Machinery - Diversified - 2.99%			Great Portland Estates PLC	7,015	88
Daihen Corp	7,000	34	Hulic Reit Inc	30	35
Duerr AG	1,071	83	Japan Hotel REIT Investment Corp	110	68
Ebara Corp	22,000	87	Mirvac Group	58,499	73
Komori Corp	5,200	59	Orix JREIT Inc	60	76
Makino Milling Machine Co Ltd	7,000	54	Segro PLC	13,149	84
Tsubakimoto Chain Co	10,000	77	Smart Real Estate Investment Trust	3,000	67
		$394			$666

Media - 0.59%			Retail - 5.03%
Cogeco Cable Inc	1,546	78	Amplifon SpA	8,634	69
			Aoyama Trading Co Ltd	2,300	86
Mining - 1.35%			DCM Holdings Co Ltd	8,800	69
Boliden AB	2,561	42	Dixons Carphone PLC	12,849	85
Detour Gold Corp (a)	3,490	35	Dollarama Inc	1,560	89
Dominion Diamond Corp	3,442	41	Domino's Pizza Group PLC	4,342	57
Northern Star Resources Ltd	25,180	37	Tsuruha Holdings Inc	1,300	106
OceanaGold Corp	12,373	22	Valor Co Ltd	3,600	101
		$177			$662

Miscellaneous Manufacturers - 0.96%			Semiconductors - 1.00%
			Dialog Semiconductor PLC (a)	2,160	103
Aalberts Industries NV	2,443	76
			Tower Semiconductor Ltd (a)	2,337	29
Senior PLC	11,543	50
		$126			$132

Oil & Gas - 3.78%			Software - 2.20%
Bankers Petroleum Ltd (a)	20,124	36	Constellation Software Inc/Canada	217	93
Caltex Australia Ltd	3,471	79	IT Holdings Corp	3,400	79
			NetEnt AB (a)	1,553	71
DCC PLC	1,777	132
ERG SpA	4,601	65	Nexon Co Ltd	3,300	46
Parex Resources Inc (a)	6,067	42			$289

See accompanying notes.

140

		Schedule of Investments
		International Small Company Fund
		August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)
Telecommunications - 1.16%
Freenet AG	3,245	$103
Hitachi Kokusai Electric Inc	4,000	50
		$153
Textiles - 0.18%
Fujibo Holdings Inc	12,000	23

Transportation - 2.01%
Euronav NV	5,926	79
Fukuyama Transporting Co Ltd	5,000	28
Go-Ahead Group PLC	1,971	76
Seino Holdings Co Ltd	7,300	81
		$264
TOTAL COMMON STOCKS		$12,977
INVESTMENT COMPANIES - 0.54%	Shares Held	Value (000	's)
Publicly Traded Investment Fund - 0.54%
Goldman Sachs Financial Square Funds -	70,857	71
Government Fund

TOTAL INVESTMENT COMPANIES		$71
PREFERRED STOCKS - 0.52%	Shares Held	Value (000	's)
Machinery - Diversified - 0.52%
Jungheinrich AG	994	69

TOTAL PREFERRED STOCKS		$69
Total Investments		$13,117
Other Assets in Excess of Liabilities, Net - 0.34%		$45
TOTAL NET ASSETS - 100.00%		$13,162

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $53 or 0.40% of net assets.

Portfolio Summary (unaudited)

Country	Percent
Japan	27.76%
United Kingdom	17.57%
Canada	7.80%
Germany	7.51%
Italy	6.14%
France	5.32%
Sweden	4.49%
Ireland	4.38%
Australia	4.27%
Luxembourg	2.33%
Switzerland	2.08%
Denmark	1.26%
Hong Kong	1.09%
Netherlands	0.99%
New Zealand	0.99%
Jordan	0.83%
Israel	0.83%
Spain	0.72%
Singapore	0.60%
Belgium	0.60%
Faroe Islands	0.56%
Finland	0.56%
United States	0.54%
South Africa	0.44%
Other Assets in Excess of Liabilities, Net	0.34%
TOTAL NET ASSETS	100.00%

See accompanying notes.

141

Schedule of Investments
Opportunistic Municipal Fund
August 31, 2015

COMMON STOCKS - 1.06%	Shares Held Value (000's)			Principal
			MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 1.06%
Market Vectors Short High-Yield Municipal	14,000	$348	Georgia - 1.19%
Index ETF			City of Atlanta GA
SPDR Nuveen S&P High Yield Municipal	3,040	170	7.38%, 01/01/2031	$500	$578
Bond ETF
		$518	Illinois - 7.21%
TOTAL COMMON STOCKS		$518	Chicago Board of Education
	Principal		5.25%, 12/01/2035	800	682
BONDS- 1.05%	Amount (000's) Value (000's)		City of Chicago IL
U.S. Municipals - 1.05%			5.50%, 01/01/2033	1,000	936
Oglala Sioux Tribe			5.50%, 01/01/2042	300	272
5.75%, 10/01/2025(a)	$500	$509	City of Chicago IL Waterworks Revenue
			5.00%, 11/01/2025	500	541
TOTAL BONDS		$509	State of Illinois
			5.50%, 07/01/2027	1,000	1,083
	Principal
MUNICIPAL BONDS - 99.23%	Amount (000's) Value (000's)				$3,514

Alabama - 0.31%			Indiana - 1.32%
Alabama Industrial Development Authority			Indiana Finance Authority
6.45%, 12/01/2023	$150	$151	5.00%, 10/01/2044	300	314
			Town of Shoals IN
			7.25%, 11/01/2043	300	333
California - 27.17%					$647
Abag Finance Authority for Nonprofit Corps
5.00%, 08/01/2043	500	554	Iowa- 2.17%
California Educational Facilities Authority			Iowa Finance Authority
5.00%, 10/01/2038(b)	900	996	5.00%, 12/01/2019	1,000	1,056
5.00%, 01/01/2039(b)	1,730	1,897
California Pollution Control Financing			Kentucky - 2.29%
Authority			Commonwealth of Kentucky
4.30%, 07/01/2040	1,000	1,000	5.00%, 06/15/2038	1,000	1,118
California Statewide Communities
Development Authority (credit support from
GNMA COLL)			Louisiana - 4.96%
4.90%, 07/20/2039(c)	500	530	Juban Crossing Economic Development
California Statewide Financing Authority			District
			7.00%, 09/15/2044(a)	1,000	1,010
6.00%, 05/01/2043	1,000	1,000
Golden State Tobacco Securitization Corp			Louisiana Public Facilities Authority
			7.00%, 07/01/2024(a)	1,000	1,000
5.75%, 06/01/2047	1,000	854
La Verne Public Financing Authority			8.38%, 07/01/2039	400	411
7.25%, 09/01/2026	700	702			$2,421
Morongo Band of Mission Indians/The			Maryland - 2.19%
6.50%, 03/01/2028(a)	825	916
			City of Westminster MD
Oakland Unified School District/Alameda			6.25%, 07/01/2044	600	641
County			Maryland Economic Development Corp
5.00%, 08/01/2035	1,225	1,345	5.38%, 06/01/2025	390	422
Sacramento Area Flood Control					$1,063
Agency (credit support from BAM)
5.00%, 10/01/2039(c)	500	559	Minnesota - 2.22%
San Diego Community College District			St Paul Housing & Redevelopment Authority
5.25%, 08/01/2033(b)	1,050	1,199	5.00%, 11/15/2030	1,000	1,082
University of California
5.25%, 05/15/2039(b)	1,257	1,414
5.25%, 05/15/2039(b)	243	280	Missouri - 0.99%
			City of St Louis MO Airport Revenue (credit
		$13,246	support from NATL-RE)
			5.50%, 07/01/2028(c)	400	483
Colorado - 2.01%
Promenade Castle Rock Metropolitan District
No 1			New Jersey - 11.98%
5.75%, 12/01/2039	1,000	980	Casino Reinvestment Development Authority
			5.25%, 11/01/2039	250	250
Connecticut - 1.86%			Essex County Improvement Authority
Mohegan Tribal Finance Authority			5.25%, 07/01/2045(a)	1,300	1,302
7.00%, 02/01/2045	1,000	906	New Jersey Economic Development
			Authority
			5.25%, 06/15/2040	1,000	1,017
Florida - 3.10%			5.63%, 11/15/2030	1,000	1,119
Orange County Housing Finance Authority			New Jersey Educational Facilities
7.00%, 10/01/2025	500	508	Authority (credit support from AGM)
Orange County Industrial Development			5.00%, 07/01/2034(c)	1,000	1,111
Authority/FL
8.00%, 07/01/2036(a)	1,000	1,006	New Jersey Transportation Trust Fund
			Authority
		$1,514	5.25%, 06/15/2032	1,000	1,039
					$5,838

See accompanying notes.

142

Schedule of Investments
Opportunistic Municipal Fund
August 31, 2015

	Principal		Principal
MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)		MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)

New York - 4.51%			Wisconsin - 1.26%
Brooklyn Arena Local Development Corp			Public Finance Authority
6.25%, 07/15/2040	$480	$550	5.25%, 04/01/2030	$600		$615
New York Liberty Development Corp
5.25%, 10/01/2035	430	503	TOTAL MUNICIPAL BONDS			$48,374
New York State Dormitory Authority			Total Investments			$49,401
5.00%, 12/01/2040(a)	1,100	1,143	Liability for Floating Rate Notes Issued in Conjunction with
		$2,196	Securities Held - (6.29)%
			Notes with interest rates of 0.03% - 0.04% at	$(3,065	) $	(3,065)
North Carolina - 2.08%
			August 31, 2015 and contractual maturity of
North Carolina Medical Care Commission			collateral from 2017-2020.(d)
5.25%, 10/01/2035	1,000	1,013
			Total Net Investments			$46,336
			Other Assets in Excess of Liabilities, Net - 4.95%			$2,414
Ohio- 1.56%			TOTAL NET ASSETS - 100.00%			$48,750
Ohio Water Development Authority
4.00%, 01/01/2034	750	760
			(a)	Security exempt from registration under Rule 144A of the Securities Act of
			1933. These securities may be resold in transactions exempt from
Oklahoma - 0.67%
			registration, normally to qualified institutional buyers. At the end of the
Tulsa Airports Improvement Trust
			period, the value of these securities totaled $6,886 or 14.13% of net assets.
5.00%, 06/01/2035	300	325
			(b)	Security or portion of underlying security related to Inverse Floaters
			entered into by the Fund. See Notes to Financial Statements for additional
Oregon - 1.12%			information.
Warm Springs Reservation Confederated			(c)	Credit support indicates investments that benefit from credit enhancement
Tribe			or liquidity support provided by a third party bank, institution, or
6.38%, 11/01/2033	500	548	government agency.
			(d)	Floating rate securities. The interest rate(s) shown reflect the rates in
			effect at August 31, 2015
Pennsylvania - 3.85%
Allegheny County Industrial Development
Authority
6.00%, 07/15/2038	400	420	Portfolio Summary (unaudited)
City of Scranton PA			Sector			Percent
8.50%, 09/01/2022	200	209	Revenue Bonds			75.36%
Pennsylvania Economic Development			General Obligation Unlimited			11.75%
Financing Authority			Insured			5.51%
6.00%, 06/01/2031	500	500	Certificate Participation			2.29%
Pottsville Hospital Authority/PA			General Obligation Limited			2.01%
6.50%, 07/01/2028	700	748	Tax Allocation			1.19%
		$1,877	Prerefunded			1.13%
Texas- 9.29%			Exchange Traded Funds			1.06%
City of Houston TX Airport System Revenue			Government			1.04%
4.50%, 07/01/2020	1,000	1,054	Liability For Floating Rate Notes Issued			(6.29)%
Gregg County Health Facilities Development			Other Assets in Excess of Liabilities, Net			4.95%
Corp			TOTAL NET ASSETS			100.00%
5.00%, 10/01/2016	400	405
New Hope Cultural Education Facilities Corp
5.00%, 07/01/2030	500	532
5.00%, 07/01/2047	1,500	1,527
Texas Private Activity Bond Surface
Transportation Corp
6.88%, 12/31/2039	550	643
7.00%, 12/31/2038	300	372
		$4,533

Virginia - 3.39%
County of Botetourt VA
6.00%, 07/01/2044	1,000	1,008
Fairfax County Economic Development
Authority
5.00%, 12/01/2042	300	306
Fairfax County Industrial Development
Authority
5.00%, 05/15/2035(b)	300	336
		$1,650

Washington - 0.53%
Port of Seattle Industrial Development Corp
5.00%, 04/01/2030	250	260

See accompanying notes.

143

Schedule of Investments
Origin Emerging Markets Fund
August 31, 2015

COMMON STOCKS - 94.65%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.52%			Holding Companies - Diversified - 0.94%
Smiles SA	322,879	$4,249	Siam Cement PCL/The	579,400	$7,698

Agriculture - 1.54%			Home Furnishings - 2.08%
KT&G Corp	134,857	12,599	Skyworth Digital Holdings Ltd	9,500,000	5,474
			Steinhoff International Holdings Ltd	1,919,158	11,495
					$16,969
Airlines - 0.69%
Air Arabia PJSC	14,586,749	5,637	Insurance - 7.44%
			Cathay Financial Holding Co Ltd	5,532,000	7,991
			China Life Insurance Co Ltd/Taiwan	15,592,500	11,928
Apparel - 0.77%
			People's Insurance Co Group of China Ltd/The	26,943,505	12,730
Makalot Industrial Co Ltd	750,000	6,321
			PICC Property & Casualty Co Ltd	8,851,927	16,790
			Ping An Insurance Group Co of China Ltd	1,448,400	7,074
Banks - 5.84%			Porto Seguro SA	461,243	4,215
Abu Dhabi Commercial Bank PJSC	2,196,054	4,798			$60,728
Bank Rakyat Indonesia Persero Tbk PT	646,400	489
China CITIC Bank Corp Ltd (a)	6,310,893	3,861	Internet - 4.68%
China Construction Bank Corp	14,894,428	10,451	Tencent Holdings Ltd	2,281,905	38,215
China Merchants Bank Co Ltd	5,902,245	13,947
China Minsheng Banking Corp Ltd	7,820,706	7,528	Leisure Products & Services - 0.73%
Industrial & Commercial Bank of China Ltd	11,215,354	6,566	Hana Tour Service Inc	45,000	5,986
		$47,640

Building Materials - 0.00%			Lodging - 1.18%
China Singyes Solar Technologies Holdings	53,000	33	Kangwon Land Inc	267,581	9,619
Ltd

			Machinery - Diversified - 0.68%
Chemicals - 1.79%			Hollysys Automation Technologies Ltd	314,710	5,523
LG Chem Ltd	28,275	5,597
PTT Global Chemical PCL	5,552,100	9,023
			Metal Fabrication & Hardware - 2.48%
		$14,620	Catcher Technology Co Ltd	397,026	20,204
Commercial Services - 1.44%
New Oriental Education & Technology Group	385,300	7,895	Mining - 1.14%
Inc ADR(a)			MMC Norilsk Nickel PJSC ADR	593,069	9,332
Zhejiang Expressway Co Ltd	3,630,000	3,894
		$11,789
			Miscellaneous Manufacturers - 7.09%
Computers - 3.65%			CRRC Corp Ltd (a)	4,192,270	4,871
Cognizant Technology Solutions Corp (a)	310,000	19,512
			Largan Precision Co Ltd	275,433	25,633
Foxconn Technology Co Ltd	3,666,300	10,314	Sunny Optical Technology Group Co Ltd	6,710,025	11,179
		$29,826	Zhuzhou CSR Times Electric Co Ltd	2,461,200	16,189
Diversified Financial Services - 6.52%					$57,872
CTBC Financial Holding Co Ltd	26,026,156	15,700	Oil & Gas - 1.56%
Fubon Financial Holding Co Ltd	8,196,528	14,112	Sasol Ltd	210,750	6,815
Mega Financial Holding Co Ltd	21,212,000	15,937	Tupras Turkiye Petrol Rafinerileri AS (a)	230,000	5,940
Taishin Financial Holding Co Ltd	21,227,251	7,442			$12,755
		$53,191
			Pharmaceuticals - 6.27%
Electric - 2.04%			Dr Reddy's Laboratories Ltd ADR	220,544	14,351
China Resources Power Holdings Co Ltd	2,360,425	5,775	Glenmark Pharmaceuticals Ltd P-Note (a),(b),(c)	362,000	6,246
Huaneng Power International Inc	9,520,090	10,863	Richter Gedeon Nyrt	468,000	7,170
		$16,638	Sino Biopharmaceutical Ltd	19,579,741	23,386
Electronics - 4.78%					$51,153
AAC Technologies Holdings Inc	1,887,518	10,631	Real Estate - 1.30%
Hon Hai Precision Industry Co Ltd	2,419,770	13,410	China Overseas Land & Investment Ltd	3,631,700	10,637
Pegatron Corp	3,612,393	9,374
Zhen Ding Technology Holding Ltd	1,983,954	5,645
		$39,060	Retail - 4.45%
			ANTA Sports Products Ltd	5,906,800	14,865
Engineering & Construction - 1.42%			Foschini Group Ltd/The	420,955	4,756
KEPCO Plant Service & Engineering Co Ltd	75,842	8,082	Lojas Renner SA	291,100	7,888
TAV Havalimanlari Holding AS	434,325	3,504	Raia Drogasil SA	812,100	8,811
		$11,586			$36,320

Food - 2.73%			Semiconductors - 7.73%
JBS SA	3,216,200	12,460	Advanced Semiconductor Engineering Inc	110,528	544
SPAR Group Ltd/The	685,312	9,816	ADR
		$22,276	Samsung Electronics Co Ltd	50,672	23,300
			Taiwan Semiconductor Manufacturing Co Ltd	1,973,417	39,232
Forest Products & Paper - 3.04%			ADR

Mondi PLC	1,104,001	24,811
					$63,076

See accompanying notes.

144

Schedule of Investments
Origin Emerging Markets Fund
August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Software - 2.04%
NetEase Inc ADR	149,635	$16,636

Telecommunications - 3.61%
China Mobile Ltd	2,451,143	29,483

Water - 2.48%
Guangdong Investment Ltd	14,940,764	20,208

TOTAL COMMON STOCKS	$772,690
INVESTMENT COMPANIES - 3.16%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 3.16%
First American Government Obligations Fund	25,791,942	25,792

TOTAL INVESTMENT COMPANIES	$25,792
Total Investments	$798,482
Other Assets in Excess of Liabilities, Net - 2.19%	$17,848
TOTAL NET ASSETS - 100.00%	$816,330

(a)	Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $6,246 or 0.77% of net assets.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$6,246 or 0.77% of net assets.

Portfolio Summary (unaudited)
Country	Percent
China	26.92%
Taiwan, Province Of China	24.97%
Hong Kong	11.63%
Korea, Republic Of	7.98%
South Africa	7.06%
United States	5.55%
Brazil	4.61%
India	2.53%
Thailand	2.04%
United Arab Emirates	1.28%
Turkey	1.16%
Russian Federation	1.14%
Hungary	0.88%
Indonesia	0.06%
Other Assets in Excess of Liabilities, Net	2.19%
TOTAL NET ASSETS	100.00%

Futures Contracts

Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
eMini MSCI Emerging Markets; September 2015	Long	1,132	$49,235	$46,271	$(2,964)
Total	$(2,964)

Amounts in thousands except contracts

See accompanying notes.

145

Schedule of Investments
Preferred Securities Fund
August 31, 2015

INVESTMENT COMPANIES - 1.70%	Shares Held	Value (000	's)	PREFERRED STOCKS (continued)	Shares Held Value (000's)

Publicly Traded Investment Fund - 1.70%				Diversified Financial Services (continued)
Goldman Sachs Financial Square Funds -	81,878,538	$81,879		Morgan Stanley Capital Trust III	350,547	$8,855
Government Fund				Morgan Stanley Capital Trust IV	513,972	13,080
				Morgan Stanley Capital Trust V	421,339	10,647
TOTAL INVESTMENT COMPANIES		$81,879		Morgan Stanley Capital Trust VIII	97,505	2,482
CONVERTIBLE PREFERRED STOCKS -				RBS Capital Funding Trust V	16,764	414
1.49%	Shares Held Value (000's)					$51,258

Banks - 1.49%				Electric - 2.20%
Wells Fargo & Co	60,982	71,883		Alabama Power Co	89,000	2,358
				DTE Energy Co 5.25%	313,300	7,328
TOTAL CONVERTIBLE PREFERRED STOCKS		$71,883		Duke Energy Corp	362,408	9,104
PREFERRED STOCKS - 39.09%	Shares Held	Value (000	's)	Entergy Arkansas Inc 4.90%	241,096	5,844
				Entergy Arkansas Inc 5.75%	35,363	887
Banks - 13.08%				Entergy Louisiana LLC 4.70%	165,100	3,870
AgriBank FCB	61,700	6,450		Entergy Louisiana LLC 5.25%	237,355	5,889
Bank of America Corp 6.38%; Series III	26,378	664		Entergy Louisiana LLC 5.88%	1,981	50
Bank of America Corp 6.50%; Series Y	490	13		Entergy Mississippi Inc	70,689	1,838
Bank of America Corp 6.63%; Series I	201,813	5,223		Entergy New Orleans Inc	3,299	81
Bank of New York Mellon Corp/The	139,534	3,470		Entergy Texas Inc	15,618	395
Barclays Bank PLC 7.10%	1,014,169	26,034		Georgia Power Co 6.50%	92,300	9,599
Barclays Bank PLC 7.75%	607,340	15,694		Gulf Power Co 6.00%	60,914	6,063
Barclays Bank PLC 8.13%	249,031	6,452		Gulf Power Co 6.45%	4,600	465
Capital One Financial Corp	573,401	14,197		Interstate Power & Light Co	485,100	12,235
Citigroup Inc 6.88%; Series K	493,542	13,168		NextEra Energy Capital Holdings Inc - Series	322,465	8,075
Citigroup Inc 6.88%; Series L	9,618	256		G
City National Corp/CA	208,392	5,149		NextEra Energy Capital Holdings Inc - Series	170,585	4,304
CoBank ACB 6.13%	8,000	754		H
CoBank ACB 6.20%	65,000	6,528		NextEra Energy Capital Holdings Inc - Series	666,456	15,995
CoBank ACB 6.25% (a)	296,500	30,855		I
Countrywide Capital IV	682,448	17,409		NextEra Energy Capital Holdings Inc 5.00%	491,093	11,639
Countrywide Capital V	218,131	5,562		PPL Capital Funding Inc	735	19
Cullen/Frost Bankers Inc	281,621	7,094				$106,038
Deutsche Bank Contingent Capital Trust II	2,083,257	53,977
Deutsche Bank Contingent Capital Trust III	528,498	14,333		Food - 0.51%
				Dairy Farmers of America Inc (a),(b)	232,500	23,323
FirstMerit Corp	331,400	8,368
				Dairy Farmers of America Inc 7.88% (a)	12,000	1,264
Goldman Sachs Group Inc/The	774,944	19,079
HSBC Holdings PLC 6.20%	1,047,474	26,375				$24,587
HSBC Holdings PLC 8.00%	568,600	14,522		Hand & Machine Tools - 0.59%
HSBC USA Inc 6.50%	2,085,705	53,042		Stanley Black & Decker Inc	1,104,374	28,592
ING Groep NV 6.13%	57,950	1,468
ING Groep NV 6.38%	834,730	21,069
ING Groep NV 7.05%	1,019,994	26,214		Insurance - 8.74%
ING Groep NV 7.20%	165,000	4,247		Aegon NV 4.00%	66,900	1,594
JPMorgan Chase & Co	57,122	1,371		Aegon NV 6.38%	975,042	24,483
M&T Bank Corp - Series A	5,400	5,521		Aegon NV 6.50%	246,814	6,239
M&T Bank Corp - Series C	7,150	7,311		Aegon NV 8.00%	63,317	1,740
Merrill Lynch Capital Trust I	318,325	8,098		Aflac Inc	1,084,662	27,182
Merrill Lynch Capital Trust II	133,014	3,385		Allstate Corp/The 5.10%	540,300	13,897
Merrill Lynch Preferred Capital Trust V	101,682	2,633		Allstate Corp/The 6.25%	181,500	4,730
Morgan Stanley - Series E	24,282	674		Allstate Corp/The 6.63%; Series E	380,000	10,021
PNC Financial Services Group Inc/The	1,723,683	47,315		American Financial Group Inc/OH 5.75%	441,328	11,113
Royal Bank of Scotland Group PLC 5.75%;	596,429	14,696		American Financial Group Inc/OH 6.25%	250,786	6,621
Series L				Arch Capital Group Ltd	699,190	18,661
Royal Bank of Scotland Group PLC 6.35%;	7,755	196		Aspen Insurance Holdings Ltd 5.95%	936,500	23,853
Series N				Aspen Insurance Holdings Ltd 7.25%	143,802	3,802
Royal Bank of Scotland Group PLC 6.75%;	207,600	5,246		Axis Capital Holdings Ltd 5.50%	155,098	3,832
Series Q				Axis Capital Holdings Ltd 6.88%	2,072,850	55,822
State Street Corp 5.25%; Series C	1,425,192	35,330		Delphi Financial Group Inc 7.38%	527,604	13,190
State Street Corp 5.90%; Series D	241,300	6,281		Hartford Financial Services Group Inc/The	1,014,436	31,559
State Street Corp 6.00%	349,700	8,886		PartnerRe Ltd 5.88%	15,416	391
TCF Financial Corp	229,123	6,014		PartnerRe Ltd 6.50%	84,667	2,218
US Bancorp	2,083,302	55,520		PartnerRe Ltd 7.25%	11,643	318
Valley National Bancorp (b)	172,200	4,400		Protective Life Corp 6.00%	20,311	521
Wells Fargo & Co 5.85%	125,027	3,201		Protective Life Corp 6.25%	336,151	8,713
Wells Fargo & Co 6.63%	236,676	6,528		Prudential PLC (b)	174,600	4,494
		$630,272		Prudential PLC 6.50%	92,849	2,395
				Reinsurance Group of America Inc	577,300	16,291
Diversified Financial Services - 1.06%				RenaissanceRe Holdings Ltd - Series C	178,371	4,452
Affiliated Managers Group Inc 5.25%	77,487	1,960		RenaissanceRe Holdings Ltd - Series E	654,975	16,014
Affiliated Managers Group Inc 6.38%	15,188	403		Torchmark Corp	472,900	11,988
Charles Schwab Corp/The (b)	143,663	3,606
				WR Berkley Corp	1,262,728	30,760
Charles Schwab Corp/The 6.00%	12,535	314		XLIT Ltd	76,419	64,240
General Electric Capital Corp 4.88%	299,666	7,492				$421,134
General Electric Capital Corp 4.88%	80,187	2,005

See accompanying notes.

146

Schedule of Investments

Preferred Securities Fund

August 31, 2015

PREFERRED STOCKS (continued)	Shares Held Value (000's)			Principal

			BONDS (continued)	Amount (000's) Value (000's)
Media- 0.26%

Comcast Corp	482,893	$12,290	Banks (continued)

			Bank of America Corp

			6.50%, 10/29/2049(d)	$50,000	$51,500
REITS- 5.76%
			Bank of New York Mellon Corp/The

Boston Properties Inc	7,284	180	4.95%, 12/29/2049(d)	75,100	74,443
Digital Realty Trust Inc (b)	202,498	5,022
			Barclays Bank PLC
Digital Realty Trust Inc - Series E	544,076	14,037
			10.18%, 06/12/2021	3,000	3,961
Digital Realty Trust Inc - Series F	3,856	99
			Barclays PLC

Digital Realty Trust Inc - Series G	97,818	2,364	6.63%, 06/29/2049(d)	34,178	33,365

Digital Realty Trust Inc - Series H	139,911	3,818	8.25%, 12/29/2049(d)	31,600	33,520
Health Care REIT Inc	617,185	16,355
			BNP Paribas SA

Hospitality Properties Trust 7.13%; Series D	411,113	10,812	7.20%, 06/29/2049(a)	12,500	14,516

Kimco Realty Corp 5.50%	590,922	14,288	7.37%, 12/29/2049(a),(d)	5,000	5,120
Kimco Realty Corp 6.00%	667,508	16,988
			BPCE SA

Kimco Realty Corp 6.90%	338,815	8,596	5.70%, 10/22/2023(a)	6,000	6,351
National Retail Properties Inc	455,621	11,905
			Citigroup Capital III
Prologis Inc - Series Q	127,700	8,237
			7.63%, 12/01/2036	2,700	3,353
PS Business Parks Inc	380,000	9,131
			Citigroup Inc
PS Business Parks Inc - Series R	126,911	3,221
			5.90%, 12/29/2049	200	196
PS Business Parks Inc - Series S	132,228	3,444
			5.95%, 12/29/2049	5,000	4,902
PS Business Parks Inc - Series T	188,128	4,733

PS Business Parks Inc - Series U	520,724	12,633	Cooperatieve Centrale Raiffeisen-
			Boerenleenbank BA/Netherlands

Public Storage Inc 5.20%; Series X	70,407	1,704	11.00%, 12/29/2049(a),(d)	72,657	90,429
Public Storage Inc 5.75%; Series T	222,900	5,564
			Corestates Capital III

Public Storage Inc 5.88%; Series A	237,401	6,028	0.89%, 02/15/2027(a),(d)	10,200	9,002
Public Storage Inc 5.90%; Series S	56,048	1,426
			Countrywide Capital III
Public Storage Inc 6.00%; Series Z	580,214	14,888
			8.05%, 06/15/2027	6,312	7,852
Public Storage Inc 6.35%; Series R	746,442	19,378
			Credit Agricole SA

Public Storage Inc 6.38%; Series Y	131,181	3,514	7.88%, 01/29/2049(a)	8,000	8,144

Public Storage Inc 6.50%; Series Q	4,594	119	8.38%, 12/31/2049(a),(d)	13,350	15,269
Realty Income Corp - Series F	777,954	20,678
			Credit Suisse AG

Regency Centers Corp 6.00%	441,029	11,026	6.50%, 08/08/2023(a)	51,136	56,223
Regency Centers Corp 6.63%	230,854	6,014
			Credit Suisse Group AG

Senior Housing Properties Trust	113,931	2,787	6.25%, 12/29/2049(a),(d)	17,800	17,088
Ventas Realty LP / Ventas Capital Corp	206,348	5,293
			6.25%, 12/29/2049	475	456

Vornado Realty Trust - Series I	90,892	2,319	7.50%, 12/29/2049(a),(d)	19,150	20,237
Vornado Realty Trust - Series J	174,963	4,530
			Credit Suisse Group Guernsey I Ltd

Vornado Realty Trust - Series K	869,353	21,673	7.88%, 02/24/2041(d)	3,900	4,051
Vornado Realty Trust - Series L	191,155	4,439
			Fifth Third Bancorp

		$277,243	5.10%, 12/29/2049(d)	5,100	4,679

Savings & Loans - 0.28%			First Chicago NBD Institutional Capital I

Astoria Financial Corp	106,851	2,711	0.85%, 02/01/2027(d)	2,300	1,998

First Niagara Financial Group Inc	396,690	10,500	First Union Capital II

		$13,211	7.95%, 11/15/2029	3,700	4,926

			Fleet Capital Trust V

Sovereign - 1.17%			1.29%, 12/18/2028(d)	2,500	2,313
Farm Credit Bank of Texas 6.75% (a)	258,000	26,824
			Goldman Sachs Group Inc/The

Farm Credit Bank of Texas 10.00%(a)	23,800	29,638	5.70%, 12/29/2049(d)	41,795	42,056

		$56,462	HSBC Capital Funding LP/Jersey

			10.18%, 12/29/2049(a),(d)	30,900	46,350
Telecommunications - 5.44%

Centaur Funding Corp (a),(b)	28,000	22,768	JPMorgan Chase & Co

Centaur Funding Corp 9.08% (a),(c)	71,576	87,345	5.30%, 12/29/2049(d)	9,800	9,659
			6.13%, 12/29/2049(d)	22,000	22,000
Qwest Corp 6.13%	885,400	22,055
			6.75%, 01/29/2049(d)	137,707	145,281
Qwest Corp 6.88%	258,100	6,677

Qwest Corp 7.00%	520,255	13,615	JPMorgan Chase Capital XXI
			1.25%, 02/02/2037(d)	13,251	10,511
Qwest Corp 7.00%	253,178	6,605

Qwest Corp 7.38%	481,420	12,507	KeyCorp Capital III

Qwest Corp 7.50%	949,111	25,284	7.75%, 07/15/2029	3,500	4,180

Telephone & Data Systems Inc 6.63%	267,002	6,777	Lloyds Banking Group PLC
			6.41%, 01/29/2049(a)	34,174	38,104
Telephone & Data Systems Inc 6.88%	2,899	73
			6.66%, 01/29/2049(a)	32,281	36,155
Telephone & Data Systems Inc 7.00%	1,208,015	31,143
			7.50%, 04/30/2049(d)	25,198	26,300
United States Cellular Corp	110,817	2,816

Verizon Communications Inc	942,517	24,619	M&T Bank Corp
			6.45%, 12/29/2049(d)	6,615	7,062
		$262,284

TOTAL PREFERRED STOCKS		$1,883,371	6.88%, 12/29/2049	41,800	42,218
			Morgan Stanley

	Principal		5.55%, 12/29/2049(d)	11,100	11,086
BONDS- 56.28%	Amount (000's) Value (000's)
			Nordea Bank AB

Banks- 25.89%			5.50%, 09/29/2049(a),(d)	4,000	3,960

ABN AMRO Bank NV			5.50%, 09/29/2049(d)	1,200	1,188

6.25%, 09/13/2022(d)	$10,000	$10,525	6.13%, 12/29/2049(a),(d)	7,500	7,425

BAC Capital Trust XIII			PNC Financial Services Group Inc/The

4.00%, 12/29/2049(d)	33,564	26,297	6.75%, 07/29/2049(d)	44,035	48,273

See accompanying notes.

147

Schedule of Investments
Preferred Securities Fund
August 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Banks (continued)			Insurance (continued)
Royal Bank of Scotland Group PLC			Chubb Corp/The
7.50%, 12/29/2049(d)	$7,825	$7,845	6.38%, 03/29/2067(d)	$26,800	$26,465
7.65%, 08/29/2049(d)	15,480	19,350	Dai-ichi Life Insurance Co Ltd/The
8.00%, 12/29/2049(d)	7,025	7,174	5.10%, 10/29/2049(a),(d)	12,300	12,669
Societe Generale SA			7.25%, 12/29/2049(a)	13,250	15,237
1.03%, 12/29/2049(a),(d)	5,750	5,204	Everest Reinsurance Holdings Inc
7.88%, 12/29/2049(d)	15,000	15,056	6.60%, 05/01/2067(d)	34,120	33,011
8.25%, 09/29/2049(d)	50,250	53,366	Glen Meadow Pass-Through Trust
Standard Chartered PLC			6.51%, 02/12/2067(a),(d)	4,785	4,139
0.56%, 07/29/2049(d)	1,500	907	Great-West Life & Annuity Insurance Capital
7.01%, 07/29/2049(a)	14,300	15,694	LP
State Street Capital Trust IV			6.63%, 11/15/2034(a)	7,000	7,775
1.29%, 06/01/2077(d)	600	512	Great-West Life & Annuity Insurance Capital
Wells Fargo & Co			LP II
5.87%, 12/29/2049(d)	47,800	48,935	7.15%, 05/16/2046(a),(d)	8,750	8,925
7.98%, 12/31/2049(d)	57,100	60,954	Liberty Mutual Group Inc
		$1,247,521	7.00%, 03/07/2067(a),(d)	17,738	17,073
			7.80%, 03/07/2087(a)	45,963	53,547
Diversified Financial Services - 4.46%			Liberty Mutual Insurance Co
Charles Schwab Corp/The			7.70%, 10/15/2097(a)	20,025	25,093
7.00%, 02/28/2049(d)	27,158	31,447
			Lincoln National Corp
Depository Trust & Clearing Corp/The			6.05%, 04/20/2067(d)	27,905	23,440
4.88%, 12/29/2049(a),(d)	4,000	4,000
			7.00%, 05/17/2066(d)	5,100	4,330
GE Capital Trust I			MetLife Capital Trust IV
6.38%, 11/15/2067	18,008	19,235	7.88%, 12/15/2067(a)	19,020	23,727
General Electric Capital Corp			MetLife Capital Trust X
6.25%, 12/31/2049(d)	49,095	53,145
			9.25%, 04/08/2068(a)	39,075	54,119
6.38%, 11/15/2067(d)	2,615	2,791
7.13%, 12/29/2049(d)	88,300	101,872	MetLife Inc
			5.25%, 12/29/2049(d)	23,200	23,084
MBNA Capital B			10.75%, 08/01/2069	28,223	44,677
1.10%, 02/01/2027(d)	2,500	2,312
			Mitsui Sumitomo Insurance Co Ltd
		$214,802	7.00%, 03/15/2072(a)	3,375	3,864
Electric - 3.26%			MMI Capital Trust I
Electricite de France SA			7.63%, 12/15/2027	1,073	1,210
5.25%, 01/29/2049(a),(d)	61,880	62,499	Nationwide Financial Services Inc
5.63%, 12/29/2049(a),(d)	6,000	6,105	6.75%, 05/15/2087	68,095	68,929
Integrys Holding Inc			Nippon Life Insurance Co
6.11%, 12/01/2066(d)	13,082	11,251	5.10%, 10/16/2044(a),(d)	14,900	15,347
NextEra Energy Capital Holdings Inc			Provident Financing Trust I
6.35%, 10/01/2066(d)	669	538	7.41%, 03/15/2038	37,750	43,601
6.65%, 06/15/2067(d)	2,000	1,660	Prudential Financial Inc
7.30%, 09/01/2067(d)	17,750	17,648	5.63%, 06/15/2043(d)	76,965	79,005
			5.88%, 09/15/2042(d)	11,675	12,317
PPL Capital Funding Inc
6.70%, 03/30/2067(d)	13,475	11,487	Prudential PLC
RWE AG			7.75%, 01/29/2049	4,800	4,966
7.00%, 10/12/2072(d)	44,200	45,968	QBE Capital Funding III Ltd
			7.25%, 05/24/2041(a),(d)	80,745	88,900
		$157,156
			Sompo Japan Insurance Inc
Hand & Machine Tools - 0.27%			5.33%, 03/28/2073(a),(d)	60,300	63,315
Stanley Black & Decker Inc			Sumitomo Life Insurance Co
5.75%, 12/15/2053	12,250	13,123	6.50%, 09/20/2073(a),(d)	15,500	17,282
			Voya Financial Inc
			5.65%, 05/15/2053(d)	36,851	37,220
Insurance - 21.46%
ACE Capital Trust II			XLIT Ltd
			6.50%, 12/31/2049(d)	3,000	2,363
9.70%, 04/01/2030	6,915	10,217
Aegon NV			ZFS Finance USA Trust II
2.62%, 07/29/2049(d)	2,648	2,201	6.45%, 12/15/2065(a),(d)	5,020	5,095
AIG Life Holdings Inc			ZFS Finance USA Trust V
7.57%, 12/01/2045(a)	25,815	33,689	6.50%, 05/09/2067(a)	15,433	15,973
8.50%, 07/01/2030	30,200	40,015			$1,033,910
Allstate Corp/The			Pipelines - 0.09%
5.75%, 08/15/2053(d)	7,600	7,828
			TransCanada PipeLines Ltd
6.50%, 05/15/2067	12,505	13,881	6.35%, 05/15/2067(d)	1,000	840
American International Group Inc			Transcanada Trust
8.18%, 05/15/2068	1,500	1,980	5.63%, 05/20/2075(d)	3,800	3,637
Aon Corp					$4,477
8.21%, 01/01/2027	4,500	5,749
AXA SA			Telecommunications - 0.13%
6.38%, 12/29/2049(a),(d)	21,968	23,314	Koninklijke KPN NV
8.60%, 12/15/2030	13,565	18,177	7.00%, 03/28/2073(a),(d)	5,800	6,033
Catlin Insurance Co Ltd
7.25%, 07/29/2049(a)	46,496	40,161

See accompanying notes.

148

		Schedule of Investments
		Preferred Securities Fund
		August 31, 2015

	Principal
BONDS (continued)	Amount (000's)	Value (000	's)

Transportation - 0.72%
BNSF Funding Trust I
6.61%, 12/15/2055(d)	$30,550	$34,521

TOTAL BONDS		$2,711,543
	Principal
CONVERTIBLE BONDS - 0.12%	Amount (000's)	Value (000	's)

Banks- 0.12%
ING Groep NV
6.50%, 12/29/2049(d)	6,000	5,756

TOTAL CONVERTIBLE BONDS		$5,756
TOTAL PURCHASED OPTIONS - 0.53%		$25,410
Total Investments		$4,779,842
Other Assets in Excess of Liabilities, Net - 0.79%		$38,023
TOTAL NET ASSETS - 100.00%		$4,817,865

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,225,169 or 25.43% of net assets.
(b)	Non-Income Producing Security
(c)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(d)	Variable Rate. Rate shown is in effect at August 31, 2015.

Portfolio Summary (unaudited)

Sector	Percent
Financial	82.34%
Communications	5.83%
Utilities	5.46%
Exchange Traded Funds	1.70%
Industrial	1.58%
Government	1.17%
Purchased Options	0.53%
Consumer, Non-cyclical	0.51%
Energy	0.09%
Other Assets in Excess of Liabilities, Net	0.79%
TOTAL NET ASSETS	100.00%

See accompanying notes.

149

			Schedule of Investments
Preferred Securities Fund
August 31, 2015

	August 31,	August 31,					August 31,	August 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Centaur Funding Corp 9.08%	47,903	$55,409	23,673	$29,625	—	$—	71,576	$85,034
		$55,409		$29,625		$–		$85,034

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Centaur Funding Corp 9.08%		$4,310	$		—	$		—
		$4,310	$		—	$		—
Amounts in thousands except shares

Options

				Upfront Premiums			Unrealized
Purchased Options Outstanding	Exercise Price		Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - US Long Bond Future; December 2015		$162.00	09/28/2015	4,776	$1,767	$1,194		$(573)
Call - US Long Bond Future; December 2015		$157.00	09/28/2015	4,776	7,044	5,448		(1,596)
Call - US Long Bond Future; December 2015		$156.00	09/28/2015	2,388	5,173	3,582		(1,591)
Put - US Long Bond Future; December 2015		$156.00	09/28/2015	2,388	5,678	6,866		1,188
Put - US Long Bond Future; December 2015		$155.00	09/28/2015	2,388	4,966	5,485		519
Put - US Long Bond Future; December 2015		$150.00	09/28/2015	4,776	2,490	2,835		345
Total					$27,118	$25,410		$(1,708)

				Upfront Premiums			Unrealized
Written Options Outstanding	Exercise Price		Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - US Long Bond Future; December 2015		$161.00	09/28/2015	11,940	$(6,126)	$(4,105)		$2,021
Put - US Long Bond Future; December 2015		$151.00	09/28/2015	9,552	$(6,617)	$(7,760)		$(1,143)
Total					$(12,743)	$(11,865)		$878

Amounts in thousands except contracts

See accompanying notes.

150

Schedule of Investments
Real Estate Allocation Fund
August 31, 2015

INVESTMENT COMPANIES - 100.22%	Shares Held		Value
Principal Funds, Inc. Institutional Class - 100.22%
Global Real Estate Securities Fund (a)		20,381	$177,930
Real Estate Debt Income Fund (a)		14,683	143,159
			$321,089
TOTAL INVESTMENT COMPANIES			$321,089
Total Investments			$321,089
Liabilities in Excess of Other Assets, Net - (0.22)%			$(705)
TOTAL NET ASSETS - 100.00%			$320,384

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
International Equity Funds			55.54%
Fixed Income Funds			44.68%
Liabilities in Excess of Other Assets, Net			(0.22)%
TOTAL NET ASSETS			100.00%

August 31,		August 31,					August 31,	August 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
Shares		Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Global Real Estate Securities Fund	— $	—	23,251	$220,453	2,870	$27,064	20,381	$193,364
Real Estate Debt Income Fund	—	—	16,685	166,076	2,002	19,940	14,683	146,149
		$—		$386,529		$47,004		$339,513

			Realized Gain/Loss	Realized Gain from
	Income		on Investments	Capital Gain Distributions
Global Real Estate Securities Fund		$1,157	$(25)	$—
Real Estate Debt Income Fund		2,489	13	—
		$3,646	$(12)	$—

Amounts shown are in dollars and not rounded to the thousands.

See accompanying notes.

151

Schedule of Investments
Real Estate Debt Income Fund
August 31, 2015

INVESTMENT COMPANIES - 1.81%		Shares Held Value (000's)			Principal
				BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 1.81%
First American Government Obligations Fund		806,971	$807	Commercial Mortgage Backed Securities (continued)
				UBS-Barclays Commercial Mortgage Trust
TOTAL INVESTMENT COMPANIES			$807	2012-C4 (continued)
				4.65%, 12/10/2045(a),(b)	$1,000	$969
		Principal
BONDS- 97.85%		Amount (000's) Value (000's)		Wachovia Bank Commercial Mortgage Trust
				Series 2007-C30
Commercial Mortgage Backed Securities - 90.98%				5.41%, 12/15/2043(a)	2,000	2,028
Banc of America Commercial Mortgage Trust				WFRBS Commercial Mortgage Trust 2013-
2008-1				C11
6.47%, 02/10/2051(a),(b)		$1,000	$950	1.62%, 03/15/2045(a),(b)	16,604	1,061
CFCRE Commercial Mortgage Trust 2011-				WFRBS Commercial Mortgage Trust 2013-
C2				C12
2.12%, 12/15/2047(a),(b)		19,532	745	1.62%, 03/15/2048(a),(b)	17,995	1,307
Citigroup Commercial Mortgage Trust 2013-				WFRBS Commercial Mortgage Trust 2014-
GC15				C20
5.28%, 09/10/2046(a),(b)		2,010	1,955	3.99%, 05/15/2047(a),(b)	2,500	2,148
Citigroup Commercial Mortgage Trust 2015-						$40,540
GC27
3.14%, 02/10/2048(a)		2,000	1,961	REITS- 6.87%
COMM 2006-C8 Mortgage Trust				Hospitality Properties Trust
5.38%, 12/10/2046		2,000	2,001	5.00%, 08/15/2022	1,000	1,041
COMM 2013-CCRE11 Mortgage Trust				Select Income REIT
1.35%, 10/10/2046(a)		26,234	1,766	3.60%, 02/01/2020	2,000	2,020
COMM 2013-CCRE6 Mortgage Trust						$3,061
1.65%, 03/10/2046(a)		15,037	861	TOTAL BONDS		$43,601
COMM 2014-CCRE17 Mortgage Trust				Total Investments		$44,408
4.96%, 05/10/2047(a),(b)		1,000	945	Other Assets in Excess of Liabilities, Net - 0.34%		$150
Comm 2014-UBS2 Mortgage Trust				TOTAL NET ASSETS - 100.00%		$44,558
4.20%, 03/10/2047		1,000	1,046
COMM 2014-UBS3 Mortgage Trust
4.94%, 06/10/2047(a)		1,000	1,019	(a)	Variable Rate. Rate shown is in effect at August 31, 2015.
COMM 2015-LC19 Mortgage Trust				(b)	Security exempt from registration under Rule 144A of the Securities Act of
2.87%, 02/10/2048(a),(b)		1,000	789	1933. These securities may be resold in transactions exempt from
Commercial Mortgage Trust 2007-GG9				registration, normally to qualified institutional buyers. At the end of the
5.51%, 03/10/2039		1,000	973	period, the value of these securities totaled $15,639 or 35.10% of net
Credit Suisse Commercial Mortgage Trust				assets.
Series 2006-C2
5.86%, 03/15/2039(a)		1,387	1,397
GS Mortgage Securities Trust 2011-GC3
1.10%, 03/10/2044(a),(b)		36,031	820	Portfolio Summary (unaudited)
GS Mortgage Securities Trust 2013-GCJ14				Sector		Percent
4.93%, 08/10/2046(a),(b)		1,500	1,420	Mortgage Securities		90.98%
JP Morgan Chase Commercial Mortgage				Financial		6.87%
Securities Trust 2007-LDP10				Exchange Traded Funds		1.81%
5.46%, 01/15/2049		2,000	2,054	Other Assets in Excess of Liabilities, Net		0.34%
JP Morgan Chase Commercial Mortgage				TOTAL NET ASSETS		100.00%
Securities Trust 2010-C1
5.95%, 06/15/2043(b)		1,500	1,638
JPMBB Commercial Mortgage Securities
Trust 2013-C12
4.22%, 07/15/2045(a)		460	419
JPMBB Commercial Mortgage Securities
Trust 2014-C21
1.27%, 08/15/2047(a)		25,841	1,887
JPMBB Commercial Mortgage Securities
Trust 2015-C30
4.46%, 07/15/2048(a)		1,500	1,456
Merrill Lynch Mortgage Trust 2005-CIP1
5.14%, 07/12/2038(a)		572	572
Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C14
1.45%, 02/15/2047(a)		21,064	1,328
Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C15
5.06%, 04/15/2047(a)		1,000	1,029
Morgan Stanley Bank of America Merrill
Lynch Trust 2014-C18
3.92%, 10/15/2047(a)		2,000	2,093
Morgan Stanley Bank of America Merrill
Lynch Trust 2015-C20
4.16%, 02/15/2048(a)		1,000	1,011
UBS-Barclays Commercial Mortgage Trust
2012	-C4
1.98%, 12/10/2045(a),(b)		9,642	892
See accompanying notes.				152

Schedule of Investments
Small-MidCap Dividend Income Fund
August 31, 2015

COMMON STOCKS - 98.92%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 1.38%			Gas (continued)
Harris Corp	308,096	$23,668	Vectren Corp	476,301	$19,162
					$32,696

Airlines - 1.50%			Hand & Machine Tools - 2.66%
Copa Holdings SA	504,213	25,851	Lincoln Electric Holdings Inc	378,923	22,224
			Snap-on Inc	147,404	23,551
					$45,775
Automobile Manufacturers - 0.96%
New Flyer Industries Inc	1,138,264	16,534	Healthcare - Products - 2.93%
			STERIS Corp (a)	449,328	28,779
Automobile Parts & Equipment - 1.17%			Teleflex Inc	165,496	21,647
Autoliv Inc (a)	197,245	20,149			$50,426
			Housewares - 1.28%
Banks - 7.84%			Tupperware Brands Corp	429,950	22,026
BOK Financial Corp	42,872	2,713
City Holding Co	139,905	6,662	Insurance - 4.61%
Cullen/Frost Bankers Inc	476,629	30,819	AmTrust Financial Services Inc (a)	487,304	28,337
FirstMerit Corp	1,102,207	19,796	Arthur J Gallagher & Co	442,095	19,328
PacWest Bancorp	864,228	36,851	Validus Holdings Ltd	711,632	31,511
Umpqua Holdings Corp	1,197,267	20,006			$79,176
Washington Trust Bancorp Inc	462,164	17,844
		$134,691	Internet - 2.38%
			j2 Global Inc	588,478	40,946
Chemicals - 5.41%
Albemarle Corp	611,459	27,644
Cabot Corp	666,590	22,577	Investment Companies - 4.99%
Huntsman Corp	1,677,713	27,733	Ares Capital Corp	2,364,871	37,294
RPM International Inc	343,354	15,056	Hercules Technology Growth Capital Inc	1,570,888	18,223
		$93,010	Oaktree Capital Group LLC	486,514	25,785
			Triangle Capital Corp (a)	226,165	4,523
Coal - 1.70%					$85,825
Alliance Resource Partners LP	1,145,408	29,300
			Machinery - Diversified - 3.39%
			Applied Industrial Technologies Inc	719,663	30,470
Commercial Services - 0.60%			Flowserve Corp	122,927	5,548
McGrath RentCorp	400,099	10,263	IDEX Corp	310,635	22,313
					$58,331

Computers - 0.57%			Media - 2.29%
MTS Systems Corp	165,309	9,843	Sinclair Broadcast Group Inc	1,471,202	39,399

Diversified Financial Services - 1.66%			Miscellaneous Manufacturers - 2.22%
Fly Leasing Ltd ADR	263,202	3,464	Crane Co	518,698	27,252
FNF Group	689,725	25,113	Donaldson Co Inc	350,111	10,962
		$28,577			$38,214

Electric - 6.10%			Oil & Gas - 3.14%
ALLETE Inc	431,875	20,635	Helmerich & Payne Inc (a)	130,270	7,687
Alliant Energy Corp	511,934	29,011	HollyFrontier Corp	517,663	24,258
Great Plains Energy Inc	626,169	15,604	Vermilion Energy Inc	633,973	21,964
ITC Holdings Corp	683,859	22,362			$53,909
PNM Resources Inc	670,657	17,176
		$104,788	Packaging & Containers - 1.19%
			Packaging Corp of America	303,538	20,370
Electrical Components & Equipment - 1.80%
Hubbell Inc	146,653	14,470
Littelfuse Inc	183,737	16,491	Pipelines - 3.37%
		$30,961	EnLink Midstream Partners LP	1,577,641	27,814
			Targa Resources Partners LP	998,495	30,144
Electronics - 3.45%					$57,958
Avnet Inc	749,308	31,770
Garmin Ltd	729,720	27,445	REITS - 15.65%
		$59,215	Agree Realty Corp	380,841	10,835
			Alexandria Real Estate Equities Inc	190,921	16,417
Environmental Control - 0.98%			BioMed Realty Trust Inc	1,609,298	29,772
MSA Safety Inc	370,849	16,866	Colony Capital Inc	1,643,597	35,682
			CYS Investments Inc	2,168,551	16,936
Food - 3.38%			Digital Realty Trust Inc	436,213	27,621
B&G Foods Inc	603,563	18,342	EastGroup Properties Inc	105,824	5,715
Ingredion Inc	241,370	20,840	EPR Properties	568,410	28,926
Sanderson Farms Inc (a)	273,564	18,887	Hatteras Financial Corp	1,517,846	24,635
		$58,069	Medical Properties Trust Inc	3,010,077	35,128
			Omega Healthcare Investors Inc	1,107,630	37,416
Gas - 1.90%					$269,083
ONE Gas Inc	314,966	13,534

See accompanying notes.

153

		Schedule of Investments
	Small-MidCap Dividend Income Fund
		August 31, 2015

COMMON STOCKS (continued)	Shares Held	Value(000	's)

Semiconductors - 2.71%
Maxim Integrated Products Inc	636,060	$21,416
Microchip Technology Inc	590,396	25,092
		$46,508

Software - 1.00%
Broadridge Financial Solutions Inc	326,828	17,253

Supranational Bank - 1.60%
Banco Latinoamericano de Comercio Exterior	1,115,187	27,489
SA

Telecommunications - 0.68%
Consolidated Communications Holdings Inc	601,990	11,745

Toys, Games & Hobbies - 2.08%
Hasbro Inc	479,140	35,739

Trucking & Leasing - 0.35%
TAL International Group Inc (b)	323,352	5,927

TOTAL COMMON STOCKS		$1,700,580
INVESTMENT COMPANIES - 4.53%	Shares Held	Value(000	's)

Publicly Traded Investment Fund - 4.53%
Goldman Sachs Financial Square Funds -	57,068,648	57,069
Government Fund (c)
Goldman Sachs Financial Square Funds -	20,725,941	20,726
Government Fund
		$77,795
TOTAL INVESTMENT COMPANIES		$77,795
Total Investments		$1,778,375
Liabilities in Excess of Other Assets, Net - (3.45)%			$(59,235)
TOTAL NET ASSETS - 100.00%		$1,719,140

(a)	Security or a portion of the security was on loan at the end of the period.
(b)	Non-Income Producing Security
(c)	Security was purchased with the cash proceeds from securities loans.

Portfolio Summary (unaudited)

Sector	Percent
Financial	34.75%
Industrial	17.42%
Energy	8.21%
Utilities	8.00%
Consumer, Cyclical	6.99%
Consumer, Non-cyclical	6.91%
Basic Materials	5.41%
Communications	5.35%
Exchange Traded Funds	4.53%
Technology	4.28%
Government	1.60%
Liabilities in Excess of Other Assets, Net	(3.45)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

154

Glossary to the Schedule of Investments
August 31, 2015

Currency Abbreviations AUD BRL CAD CHF CLP COP CZK DKK EUR GBP HKD HUF IDR ILS INR JPY KRW MXN MYR NOK NZD PHP PLN SEK SGD TRY TWD USD/$ ZAR

Australian Dollar

Brazilian Real

Canadian Dollar

Swiss Franc

Chilean Peso

Colombian Peso

Czech Koruna

 Danish Krone

 Euro

British Pound Sterling

Hong Kong Dollar

Hungarian Forint

 Indonesian Rupiah

 Israeli New Shekel

Indian Rupee

 Japanese Yen

South Korean Won

Mexican Peso

Malaysian Ringgit

 Norwegian Krone

 New Zealand Dollar

 Philippine Peso

 Polish Zloty

Swedish Krona

Singapore Dollar

Turkish Lira

New Taiwan Dollar

 United States Dollar

 South African Rand

See accompanying notes.

155

				FINANCIAL HIGHLIGHTS
				PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
BLUE CHIP FUND
Class A shares
2015		$15.07	($0.01)	$0.86	$0.85	($0.02)	($0.38)	($0.40)	$15.52
2014	(d)	12.93	0.03	2.14	2.17	(0.03)	–	(0.03)	15.07
Class C shares
2015		14.97	(0.12)	0.86	0.74	–	(0.38)	(0.38)	15.33
2014	(d)	12.93	(0.07)	2.13	2.06	(0.02)	–	(0.02)	14.97
Class P shares
2015		15.13	0.08	0.85	0.93	(0.06)	(0.38)	(0.44)	15.62
2014	(d)	12.93	0.10	2.14	2.24	(0.04)	–	(0.04)	15.13
CREDIT OPPORTUNITIES EXPLORER FUND
Class A shares
2015	(g)	10.00	0.35	(0.65)	(0.30)	(0.34)	–	(0.34)	9.36
DIVERSIFIED REAL ASSET FUND
Class A shares
2015		13.18	0.13	(1.88)	(1.75)	(0.08)	(0.13)	(0.21)	11.22
2014		11.72	0.16	1.45	1.61	(0.04)	(0.11)	(0.15)	13.18
2013		11.91	0.15	0.07	0.22	(0.11)	(0.30)	(0.41)	11.72
2012		11.82	0.10	0.30	0.40	(0.03)	(0.28)	(0.31)	11.91
2011		10.12	0.12	1.63	1.75	(0.03)	(0.02)	(0.05)	11.82
Class C shares
2015		12.91	0.04	(1.84)	(1.80)	–	(0.13)	(0.13)	10.98
2014		11.55	0.07	1.42	1.49	(0.02)	(0.11)	(0.13)	12.91
2013		11.75	0.06	0.07	0.13	(0.03)	(0.30)	(0.33)	11.55
2012		11.72	0.01	0.30	0.31	–	(0.28)	(0.28)	11.75
2011		10.10	0.04	1.61	1.65	(0.01)	(0.02)	(0.03)	11.72
Class P shares
2015		13.16	0.16	(1.87)	(1.71)	(0.11)	(0.13)	(0.24)	11.21
2014		11.78	0.20	1.44	1.64	(0.15)	(0.11)	(0.26)	13.16
2013		11.96	0.18	0.07	0.25	(0.13)	(0.30)	(0.43)	11.78
2012		11.85	0.12	0.31	0.43	(0.04)	(0.28)	(0.32)	11.96
2011	(h)	10.57	0.15	1.19	1.34	(0.04)	(0.02)	(0.06)	11.85

See accompanying notes.

156

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

5.78%		$20,629	1.35%		1.39	%(c)	(0.04)%		26.2%
16.83	(e)	8,637	1.35	(f)	1.95 (c)	,(f)	0.25	(f)	34.4	(f)

5.04		11,985	2.10		2.33	(c)	(0.77)		26.2
15.99	(e)	3,321	2.10	(f)	4.22 (c)	,(f)	(0.51	) (f)	34.4	(f)

6.25		6,905	0.89		1.41	(c)	0.53		26.2
17.36	(e)	2,176	0.90	(f)	3.24 (c)	,(f)	0.75	(f)	34.4	(f)

(3.03	) (e)	9,459	1.10	(f)	1.39 (c)	,(f)	3.72	(f)	406.0	(f)

(13.33)		109,677	1.25		1.25	(c)	1.06		66.4
13.91		127,019	1.25		1.27	(c)	1.31		67.3
1.89		281,607	1.25		1.47	(c)	1.25		78.7
3.53		246,133	1.25		1.44	(c)	0.86		107.3
17.31		90,355	1.25		1.32	(c)	1.06		59.7

(13.98)		45,514	2.00		2.04	(c)	0.30		66.4
13.07		55,741	2.00		2.04	(c)	0.57		67.3
1.10		49,372	2.00		2.04	(c)	0.51		78.7
2.80		42,133	2.00		2.13	(c)	0.07		107.3
16.44		37,833	2.00		2.18	(c)	0.37		59.7

(13.08)		396,768	1.01		1.06	(c)	1.36		66.4
14.20		314,063	1.02		1.13	(c)	1.59		67.3
2.14		60,294	0.99		0.99	(c)	1.51		78.7
3.78		39,474	1.04		1.13	(c)	1.05		107.3
12.75	(e)	30,013	1.05	(f)	1.05 (c)	,(f)	1.37	(f)	59.7	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from September 30, 2013, date shares first offered, through August 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 10, 2014, date shares first offered, through August 31, 2015.
(h)	Period from September 27, 2010, date shares first offered, through August 31, 2011.

See accompanying notes.

157

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
DYNAMIC HIGH YIELD EXPLORER FUND		of Period	(Loss)(a)	Investments	Operations	Income	Grains	Distributions	of Period
Class A shares
2015	(c)	$10.00	$0.40	($0.61)	($0.21)	($0.40)	$–	($0.40)	$9.39
GLOBAL MULTI-STRATEGY FUND
Class A shares
2015		11.04	(0.06)	0.16	0.10	(0.06)	(0.17)	(0.23)	10.91
2014		10.47	(0.04)	0.70	0.66	(0.01)	(0.08)	(0.09)	11.04
2013		10.32	–	0.29	0.29	–	(0.14)	(0.14)	10.47
2012	(i)	10.00	(0.04)	0.36	0.32	–	–	–	10.32
Class C shares
2015		10.90	(0.15)	0.15	–	–	(0.17)	(0.17)	10.73
2014		10.40	(0.12)	0.70	0.58	–	(0.08)	(0.08)	10.90
2013		10.33	(0.08)	0.29	0.21	–	(0.14)	(0.14)	10.40
2012	(j)	10.18	(0.02)	0.17	0.15	–	–	–	10.33
Class P shares
2015		11.09	(0.04)	0.16	0.12	(0.09)	(0.17)	(0.26)	10.95
2014		10.51	(0.01)	0.70	0.69	(0.03)	(0.08)	(0.11)	11.09
2013		10.34	0.02	0.29	0.31	–	(0.14)	(0.14)	10.51
2012	(i)	10.00	(0.02)	0.36	0.34	–	–	–	10.34
GLOBAL OPPORTUNITIES FUND
Class A shares
2015		13.20	0.10	(0.67)	(0.57)	(0.06)	(1.21)	(1.27)	11.36
2014	(k)	11.45	0.07	1.74	1.81	(0.06)	–	(0.06)	13.20
Class C shares
2015		13.12	–	(0.66)	(0.66)	–	(1.21)	(1.21)	11.25
2014	(k)	11.45	(0.01)	1.74	1.73	(0.06)	–	(0.06)	13.12
Class P shares
2015		13.25	0.17	(0.67)	(0.50)	(0.12)	(1.21)	(1.33)	11.42
2014	(k)	11.45	0.11	1.76	1.87	(0.07)	–	(0.07)	13.25

See accompanying notes.

158

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

Ratio of Expenses to
Average Net Assets
(Excluding
Dividends and
			Ratio of		Interest Expense on				Ratio of Net
		Net Assets, End of	Expenses to		Short Sales and		Ratio of Gross		Investment Income
		Period (in	Average Net		Short Sale Fees and		Reverse Repurchase Expenses to Average		to Average Net		Portfolio
Total Return(b)		thousands)	Assets		Agreement Expense)		Net Assets		Assets		Turnover Rate

(2.00)%(d),(e)		$7,752	1.10	%(f)	N/A		1.69%(f),(g)		4.24	%(f)	94.0	%(f)

0.93		183,527	2.39		1.95	% (h)	2.39	(g)	(0.55)		142.5
6.37		93,900	2.54		2.00	(h)	2.57	(g)	(0.36)		166.4
2.85		100,180	2.61		2.00	(h)	2.74	(g)	(0.07)		135.6
3.20	(d)	8,465	2.70	(f)	2.00 (f)	,(h)	3.62 (f)	,(g)	(0.45	) (f)	196.0	(f)

0.05		60,317	3.19		2.75	(h)	3.21	(g)	(1.37)		142.5
5.64		42,783	3.29		2.75	(h)	3.38	(g)	(1.11)		166.4
2.07		21,035	3.36		2.75	(h)	3.65	(g)	(0.82)		135.6
1.47	(d)	1,529	3.30	(f)	2.75 (f)	,(h)	30.56 (f)	,(g)	(0.83	) (f)	196.0	(f)

1.15		282,957	2.16		1.72	(h)	2.16	(g)	(0.33)		142.5
6.62		211,335	2.30		1.76	(h)	2.30	(g)	(0.12)		166.4
3.04		66,419	2.40		1.79	(h)	2.49	(g)	0.08		135.6
3.40	(d)	707	2.50	(f)	1.80 (f)	,(h)	12.80 (f)	,(g)	(0.19	) (f)	196.0	(f)

(4.36)		4,054	1.50		N/A		2.16	(g)	0.82		138.7
15.86	(d)	2,540	1.50	(f)	N/A		3.95 (f)	,(g)	0.61	(f)	128.4	(f)

(5.11)		1,552	2.25		N/A		3.51	(g)	(0.01)		138.7
15.14	(d)	2,039	2.25	(f)	N/A		4.62 (f)	,(g)	(0.09	) (f)	128.4	(f)

(3.83)		801	1.03		N/A		3.55	(g)	1.44		138.7
16.34	(d)	12	1.03	(f)	N/A		284.81 (f)	,(g)	0.93	(f)	128.4	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from September 10, 2014, date shares first offered, through August 31, 2015.
(d)	Total return amounts have not been annualized.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager.
(h)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(i)	Period from October 24, 2011, date shares first offered, through August 31, 2012.
(j)	Period from June 14, 2012, date shares first offered, through August 31, 2012.
(k)	Period from September 30, 2013, date shares first offered, through August 31, 2014.

See accompanying notes.

159

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
INTERNATIONAL SMALL COMPANY FUND
Class A shares
2015		$9.86	$0.06	($0.28)	($0.22)	($0.05)	$–	($0.05)	$9.59
2014	(d)	10.00	(0.01)	(0.13)	(0.14)	–	–	–	9.86
Class P shares
2015		9.87	0.09	(0.28)	(0.19)	(0.05)	–	(0.05)	9.63
2014	(d)	10.00	–	(0.13)	(0.13)	–	–	–	9.87
OPPORTUNISTIC MUNICIPAL FUND
Class A shares
2015		10.09	0.42	0.10	0.52	(0.41)	–	(0.41)	10.20
2014		9.12	0.44	0.96	1.40	(0.43)	–	(0.43)	10.09
2013		10.29	0.43	(1.16)	(0.73)	(0.41)	(0.03)	(0.44)	9.12
2012	(h)	10.00	0.08	0.28	0.36	(0.07)	–	(0.07)	10.29
Class C shares
2015		10.09	0.34	0.10	0.44	(0.33)	–	(0.33)	10.20
2014		9.12	0.37	0.96	1.33	(0.36)	–	(0.36)	10.09
2013		10.29	0.36	(1.17)	(0.81)	(0.33)	(0.03)	(0.36)	9.12
2012	(h)	10.00	0.07	0.28	0.35	(0.06)	–	(0.06)	10.29
Class P shares
2015		10.09	0.42	0.13	0.55	(0.43)	–	(0.43)	10.21
2014	(i)	9.22	0.29	0.88	1.17	(0.30)	–	(0.30)	10.09
ORIGIN EMERGING MARKETS FUND
Class A shares
2015	(j)	10.00	(0.03)	(1.42)	(1.45)	–	–	–	8.55

See accompanying notes.

160

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

			Ratio of		Ratio of Expenses to				Ratio of Net
		Net Assets, End of	Expenses to		Average Net Assets		Ratio of Gross		Investment Income
		Period (in	Average Net		(Excluding Interest		Expenses to Average		to Average Net		Portfolio
Total Return(b)		thousands)	Assets		Expense and Fees)		Net Assets		Assets		Turnover Rate

(2.23)%		$5,469	1.60%		N/A		2.70	%(c)	0.63%		62.8%
(1.40	) (e)	4,054	1.60	(f)	N/A		6.49 (c)	,(f)	(0.25	) (f)	49.2	(f)

(1.92)		4,319	1.25		N/A		2.35	(c)	0.95		62.8
(1.30	) (e)	3,454	1.25	(f)	N/A		6.33 (c)	,(f)	0.10	(f)	49.2	(f)

5.17		22,568	0.96		0.90	% (g)	1.10	(c)	4.06		54.9
15.71		16,305	1.01		0.90	(g)	1.21	(c)	4.57		78.4
(7.53)		13,962	1.03		0.90	(g)	1.21	(c)	4.21		103.4
3.62	(e)	7,860	1.13	(f)	0.90 (f)	,(g)	3.23 (c)	,(f)	3.78	(f)	93.8	(f)

4.39		9,869	1.71		1.65	(g)	1.96	(c)	3.32		54.9
14.86		9,101	1.76		1.65	(g)	2.08	(c)	3.83		78.4
(8.22)		7,835	1.78		1.65	(g)	2.03	(c)	3.47		103.4
3.48	(e)	7,745	1.88	(f)	1.65 (f)	,(g)	3.93 (c)	,(f)	3.03	(f)	93.8	(f)

5.48		16,303	0.76		0.70	(g)	1.05	(c)	4.10		54.9
12.81	(e)	147	0.81	(f)	0.70 (f)	,(g)	61.41 (c)	,(f)	4.32	(f)	78.4	(f)

(14.50) (e),(k)		210	1.75	(f)	N/A		8.96 (c)	,(f)	(0.50	) (f)	86.6	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from June 11, 2014, date shares first offered, through August 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(h)	Period from June 14, 2012, date shares first offered, through August 31, 2012.
(i)	Period from December 30, 2013, date shares first offered, through August 31, 2014.
(j)	Period from January 23, 2015, date shares first offered, through August 31, 2015.
(k)	During 2015, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

See accompanying notes.

161

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
PREFERRED SECURITIES FUND
Class A shares
2015		$10.56	$0.50	($0.13)	$0.37	($0.51)	($0.18)	($0.69)	$10.24
2014		10.17	0.53	0.66	1.19	(0.53)	(0.27)	(0.80)	10.56
2013		10.36	0.54	(0.12)	0.42	(0.55)	(0.06)	(0.61)	10.17
2012		9.82	0.59	0.55	1.14	(0.57)	(0.03)	(0.60)	10.36
2011		9.86	0.59	–	0.59	(0.57)	(0.06)	(0.63)	9.82
Class C shares
2015		10.55	0.42	(0.13)	0.29	(0.43)	(0.18)	(0.61)	10.23
2014		10.16	0.45	0.66	1.11	(0.45)	(0.27)	(0.72)	10.55
2013		10.35	0.46	(0.12)	0.34	(0.47)	(0.06)	(0.53)	10.16
2012		9.81	0.51	0.56	1.07	(0.50)	(0.03)	(0.53)	10.35
2011		9.85	0.51	0.01	0.52	(0.50)	(0.06)	(0.56)	9.81
Class P shares
2015		10.50	0.52	(0.13)	0.39	(0.54)	(0.18)	(0.72)	10.17
2014		10.11	0.55	0.66	1.21	(0.55)	(0.27)	(0.82)	10.50
2013		10.30	0.56	(0.12)	0.44	(0.57)	(0.06)	(0.63)	10.11
2012		9.77	0.60	0.55	1.15	(0.59)	(0.03)	(0.62)	10.30
2011	(d)	10.04	0.54	(0.15)	0.39	(0.60)	(0.06)	(0.66)	9.77
REAL ESTATE ALLOCATION FUND
Class A shares
2015	(g)	10.00	0.13	(0.44)	(0.31)	(0.07)	–	(0.07)	9.62
REAL ESTATE DEBT INCOME FUND
Class A shares
2015	(g)	10.00	0.22	(0.26)	(0.04)	(0.21)	–	(0.21)	9.75
Class P shares
2015	(i)	9.87	0.07	(0.07)	–	(0.11)	–	(0.11)	9.76

See accompanying notes.

162

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

3.67%		$712,591	1.07%		–%		4.79%		16.9%
12.35		846,597	1.05		–		5.18		20.1
3.96		1,108,540	1.07		1.07		5.11		31.5
12.20		1,139,496	1.06		1.06		5.94		22.9
6.04		798,143	1.10		1.10		5.80		16.8

2.90		772,501	1.82		–		4.05		16.9
11.52		806,937	1.81		–		4.43		20.1
3.21		911,340	1.81		1.81		4.37		31.5
11.38		887,524	1.82		1.82		5.18		22.9
5.26		669,953	1.85		1.85		5.06		16.8

3.85		1,353,984	0.83		0.83	(c)	5.03		16.9
12.69		970,004	0.83		0.83	(c)	5.43		20.1
4.22		824,389	0.85		0.85	(c)	5.34		31.5
12.41		734,855	0.85		0.85	(c)	6.14		22.9
3.93	(e)	349,253	0.76	(f)	0.76 (c)	,(f)	5.86	(f)	16.8	(f)

(3.10	) (e)	310	0.50 (f)	,(h)	31.38 (c)	,(f),(h)	2.01	(f)	33.5	(f)

(0.39	) (e)	22,075	1.00	(f)	1.14 (c)	,(f)	3.29	(f)	42.2	(f)

(0.12) (e),(j)		112	0.75	(f)	205.06	(f)	3.56	(f)	42.2	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from September 27, 2010, date shares first offered, through August 31, 2011.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from December 31, 2014, date shares first offered, through August 31, 2015.
(h)	Does not include expenses of the investment companies in which the Fund invests.
(i)	Period from June 15, 2015, date shares first offered, through August 31, 2015.
(j)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.

See accompanying notes.

163

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SMALL-MIDCAP DIVIDEND INCOME FUND
Class A shares
2015		$14.34	$0.37	($1.39)	($1.02)	($0.28)	($0.31)	($0.59)	$12.73
2014		12.25	0.37	2.24	2.61	(0.26)	(0.26)	(0.52)	14.34
2013		10.46	0.34	1.80	2.14	(0.32)	(0.03)	(0.35)	12.25
2012		9.28	0.34	1.22	1.56	(0.38)	–	(0.38)	10.46
2011	(d)	10.00	0.06	(0.78)	(0.72)	–	–	–	9.28
Class C shares
2015		14.26	0.26	(1.37)	(1.11)	(0.19)	(0.31)	(0.50)	12.65
2014		12.21	0.25	2.24	2.49	(0.18)	(0.26)	(0.44)	14.26
2013		10.48	0.23	1.81	2.04	(0.28)	(0.03)	(0.31)	12.21
2012	(g)	9.87	0.05	0.63	0.68	(0.07)	–	(0.07)	10.48
Class P shares
2015		14.53	0.41	(1.40)	(0.99)	(0.33)	(0.31)	(0.64)	12.90
2014		12.40	0.41	2.27	2.68	(0.29)	(0.26)	(0.55)	14.53
2013		10.58	0.38	1.82	2.20	(0.35)	(0.03)	(0.38)	12.40
2012		9.38	0.38	1.23	1.61	(0.41)	–	(0.41)	10.58
2011	(d)	10.00	0.07	(0.69)	(0.62)	–	–	–	9.38

See accompanying notes.

164

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

			Ratio of				Ratio of Net
			Expenses to		Ratio of Gross		Investment Income
		Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Total Return(b)		Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

(7.28)%		$167,966	1.18%		1.18	%(c)	2.69%		29.3%
21.70		175,636	1.20		1.20	(c)	2.70		18.2
20.85		109,770	1.26		1.26	(c)	2.89		18.5
17.30		16,660	1.40		1.60	(c)	3.42		19.1
(7.20	) (e)	3,697	1.40	(f)	7.11 (c)	,(f)	2.99	(f)	43.5	(f)

(7.95)		133,541	1.97		1.97	(c)	1.90		29.3
20.71		100,066	2.01		2.01	(c)	1.86		18.2
19.75		20,427	2.15		2.27	(c)	1.88		18.5
6.89	(e)	192	2.15	(f)	179.47 (c)	,(f)	2.34	(f)	19.1	(f)

(6.99)		567,704	0.90		0.90	(c)	2.97		29.3
22.01		492,384	0.94		0.94	(c)	2.91		18.2
21.17		32,430	1.00		1.11	(c)	3.17		18.5
17.70		5,288	1.00		1.97	(c)	3.69		19.1
(6.20) (e),(h)		110	1.02	(f)	211.90 (c)	,(f)	3.35	(f)	43.5	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from June 6, 2011, date shares first offered, through August 31, 2011.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from June 14, 2012, date shares first offered, through August 31, 2012.
(h)	During 2011, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

See accompanying notes.

165

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Blue Chip Fund, Credit Opportunities Explorer Fund, Diversified Real Asset Fund, Dynamic High Yield Explorer Fund, Global Multi-Strategy Fund, Global Opportunities Fund, International Small Company Fund, Opportunistic Municipal Fund, Origin Emerging Markets Fund, Preferred Securities Fund, Real Estate Allocation Fund, Real Estate Debt Income, and Small-MidCap Dividend Income Fund, (13 of the portfolios constituting the Principal Funds, Inc. (collectively the “Funds”)) as of August 31, 2015, and the related statements of operations, the statement of cash flows for Opportunistic Municipal Fund, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Principal Funds, Inc. at August 31, 2015, and the results of their operations, the cash flows of Opportunistic Municipal Fund, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 16, 2015

166

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
August 31, 2015 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Real Estate Allocation Fund, the fund will indirectly bear its pro rata share of expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 to August 31, 2015), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. R-1, R-2, R-3, R-4, and R-5 classes of shares may be purchased only through retirement plans. Such plans may impose fees in addition to those charged by the Fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	March 1,		Beginning	Account Value	March 1,		Annualized
	Account Value	August 31,	2015 to August		Account Value	August 31,	2015 to August		Expense
	March 1, 2015	2015	31, 2015	(a)	March 1, 2015	2015	31, 2015	(a)	Ratio
Blue Chip Fund
Class A	$1,000.00	$976.10	$6.72		$1,000.00	$1,018.40	$6.87		1.35%
Class C	1,000.00	972.10	10.44		1,000.00	1,014.62	10.66		2.10
Class P	1,000.00	978.08	4.39		1,000.00	1,020.77	4.48		0.88

Credit Opportunities Explorer Fund
Class A	1,000.00	971.99	5.47		1,000.00	1,019.66	5.60		1.10

Diversified Real Asset Fund
Class A	1,000.00	918.17	6.19		1,000.00	1,018.75	6.51		1.28
Class C	1,000.00	914.24	9.70		1,000.00	1,015.07	10.21		2.01
Class P	1,000.00	919.61	4.89		1,000.00	1,020.11	5.14		1.01

Dynamic High Yield Explorer Fund
Class A	1,000.00	984.10	5.50		1,000.00	1,019.66	5.60		1.10

Global Multi-Strategy Fund
Class A	1,000.00	981.12	11.73		1,000.00	1,013.36	11.93		2.35
Class C	1,000.00	977.23	15.75		1,000.00	1,009.28	16.00		3.16
Class P	1,000.00	982.06	10.69		1,000.00	1,014.42	10.87		2.14

167

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
August 31, 2015 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	March 1,		Beginning	Account Value	March 1,		Annualized
	Account Value	August 31,	2015 to August		Account Value	August 31,	2015 to August		Expense
	March 1, 2015	2015	31, 2015	(a)	March 1, 2015	2015	31, 2015	(a)	Ratio
Global Multi-Strategy Fund (Excluding Dividends and
Interest Expense on Shorts and Short Sale Fees and
Reverse Repurchase Agreement Expense)
Class A	$1,000.00	$981.10	$9.64		$1,000.00	$1,015.35	$9.85		1.93%
Class C	1,000.00	977.20	13.66		1,000.00	1,011.22	13.99		2.74
Class P	1,000.00	982.10	8.59		1,000.00	1,016.43	8.78		1.72

Global Opportunities Fund
Class A	1,000.00	944.31	7.35		1,000.00	1,017.64	7.63		1.50
Class C	1,000.00	940.64	11.01		1,000.00	1,013.86	11.42		2.25
Class P	1,000.00	946.93	5.05		1,000.00	1,020.01	5.24		1.03

International Small Company Fund
Class A	1,000.00	988.66	8.02		1,000.00	1,017.14	8.13		1.60
Class P	1,000.00	990.74	6.27		1,000.00	1,018.90	6.36		1.25

Opportunistic Municipal Fund
Class A	1,000.00	1,006.26	4.55		1,000.00	1,020.67	4.58		0.90
Class C	1,000.00	1,002.50	8.33		1,000.00	1,016.89	8.39		1.65
Class P	1,000.00	1,008.23	3.54		1,000.00	1,021.68	3.57		0.70

Opportunistic Municipal Fund (Excluding
Interest Expense and Fees)
Class A	1,000.00	1,006.30	4.30		1,000.00	1,020.87	4.34		0.85
Class C	1,000.00	1,002.50	8.08		1,000.00	1,017.04	8.17		1.60
Class P	1,000.00	1,008.20	3.29		1,000.00	1,021.89	3.32		1.60

Origin Emerging Markets Fund
Class A	1,000.00	857.57	8.19		1,000.00	1,016.38	8.89		1.75

Preferred Securities Fund
Class A	1,000.00	1,005.21	5.46		1,000.00	1,019.76	5.50		1.08
Class C	1,000.00	1,001.48	9.18		1,000.00	1,016.03	9.25		1.82
Class P	1,000.00	1,006.42	4.30		1,000.00	1,020.92	4.33		0.85

Real Estate Allocation Fund
Class A	1,000.00	948.15	2.46		1,000.00	1,022.68	2.55		0.50

Real Estate Debt Income Fund
Class A	1,000.00	994.93	5.03		1,000.00	1,020.16	5.09		1.00
Class P	1,000.00	998.83	1.58	(b)	1,000.00	1,021.42	3.82		0.75

Small-MidCap Dividend Income Fund
Class A	1,000.00	910.09	5.68		1,000.00	1,019.26	6.01		1.18
Class C	1,000.00	906.87	9.61		1,000.00	1,015.12	10.16		2.00
Class P	1,000.00	911.77	4.48		1,000.00	1,020.52	4.74		0.93

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (June 15, 2015, to August 31, 2015), multiplied by 77/365 (to reflect the period since inception).

168

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	116	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	116	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos	116	Hardin Construction
Director since 2008	Company. Formerly, CEO, The		Company
Member, Audit Committee	Weitz Company
Member, 15(c) Committee
1954

Mark A. Grimmett	Executive Vice President and	116	None
Director since 2004	CFO, Merle Norman Cosmetics,
Member, Nominating and Governance	Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	116	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	116	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

William C. Kimball	Partner, Kimball – Porter	116	Casey’s General Stores,
Director since 1999	Investments L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Karen (“Karrie”) McMillan	Managing Director, Patomak	116	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Daniel Pavelich	Retired.	116	None
Director since 2007
Member, Audit Committee
1944

169

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	116	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
President, Chief Executive Officer	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/ Chief
Operating Officer, the Manager
(2008-2015)
Director, Princor
President, Princor (2005-2015)
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge Asset Management,	116	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chairman	Director, Finisterre Capital LLP since
Member, Executive Committee	2011
1959	Director, Origin Asset Management
LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) since 2010
Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager since 2011
President, the Manager (2008-2015)
Chairman, Princor since 2011
Chief Executive Officer, Princor
(2009-2015)
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

170

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1955

Tracy Bollin Chief Financial Officer

711 High Street, Des Moines, IA 50392 1970

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”) Counsel, PLIC

Cheif Financial Officer, PFA since 2010 Assistant Controller, PFD (2007-2010) Chief Financial Officer, PFD since 2010 Chief Financial Officer, the Manager since 2010 Financial Controller, the Manager (2008-2010) Assistant Controller, Princor (2009-2010) Chief Financial Officer, Princor since 2010 Financial Controller, Princor (2008-2009) Assistant Controller, PSS (2007-2010) Chief Financial Officer, PSS since 2010

David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960	Senior Vice President, PFD Vice President/Compliance, PLIC Senior Vice President, the Manager Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Treasurer 711 High Street, Des Moines, IA 50392 1963

Vice President/Treasurer, Edge since 2011 Vice President/Treasurer, PFA since 2011

Vice President/Treasurer, PFD since 2011 Vice President/Treasurer, PGI since 2011 Vice President/Treasurer, PLIC since 2011 Vice President/Treasurer, the Manager since 2011 Vice President/Treasurer, Post since 2011 Vice President/Treasurer, Principal-REI since 2011 Vice President/Treasurer, Princor since 2011 Vice President/Treasurer, PSS since 2011 Treasurer, Spectrum since 2011

Ernie H. Gillum Vice President, Assistant Secretary

711 High Street, Des Moines, IA 50392 1955

Carolyn F. Kolks Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1962

Jennifer A. Mills Assistant Counsel

711 High Street, Des Moines, IA 50392 1973

Vice President/Chief Compliance Officer, the Manager

Vice President/Chief Compliance Officer, PSS

Counsel, PGI Counsel, PLIC

Counsel, PFD (2009-2013) Counsel, PLIC

Counsel, the Manager (2009-2013, 2014 - present) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Layne A. Rasmussen Vice President and Controller 711 High Street, Des Moines, IA 50392 1958 Greg Reymann Assistant Counsel 711 High Street, Des Moines, IA 50392 1958

Vice President/Controller – Principal Funds, the Manager

Assistant General Counsel, PLIC since 2014

VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset

Management, Inc. (“TAM”) (2010-2012)

Assistant General Counsel, Transamerica Asset Management Group (2013-2014) Vice President/CFTC Principal, TAM (2013-2014)

171

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel	Prior thereto, Attorney in Private Practice
711 High Street, Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2007-2013, 2014 - present)
1972	Counsel, Princor (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
711 High Street, Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC
Assistant Vice President/Treasury, the Manager
Assistant Vice President/Treasury, Princor since 2013
Director – Treasury, Princor (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS

Beth Wilson	Vice President, the Manager (2007-2013)
Vice President and Secretary	Vice President, Princor (2007-2009)
711 High Street, Des Moines, IA 50392
1956

Clint Woods	Associate General Counsel, AEGON USA Investment Management, LLC (2003-
Counsel	2012)
711 High Street, Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, Governance Officer,
1961	PLIC since 2013

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated December 31, 2014, and the Statement of Additional Information dated December 31, 2014. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of May 31 and November 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

172

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. approved (1) a Sub-advisory agreement with Macquarie Capital Investment Management LLC related to the Diversified Real Asset Fund; (2) a Sub-advisory Agreement with Fischer Francis Trees & Watts, Inc. related to the Diversified Real Asset Fund; (3) a Sub-advisory Agreement with KLS Diversified Asset Management LP related to the Diversified Real Asset Fund; and (4) an amended Sub-advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. related to the Global Multi-Strategy Fund.

Macquarie Capital Investment Management Sub-Advisory Agreement

On March 10, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and Macquarie Capital Investment Management LLC (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (August 31, 2009) performance returns as of December 31, 2014 of the Sub-adviser in a representative account with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to the performance returns of the current sub-adviser to the publicly-listed infrastructure investment sleeve of the Fund (which will remain a sub-adviser to a portion of such sleeve) in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and a relevant benchmark index, and the annual performance of the Sub-adviser in the same representative account for each of the last five calendar years, as compared to the other sub-adviser’s performance in the same composite and the relevant benchmark index. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s representative account and the other sub-adviser’s composite in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser may use soft dollars and that the Sub-adviser’s policy is to use soft dollars within the Section 28(e) safe harbor. The Board concluded that taking into account these potential benefits, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

173

Fischer Francis Trees & Watts Sub-Advisory Agreement

On June 9, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and Fischer Francis Trees & Watts, Inc. (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (September 30, 2006) performance returns as of March 31, 2015 of the Sub-adviser in a composite with an investment strategy similar to the proposed strategy for the new currency investment sleeve of the Fund (gross and net of proposed fees), as compared to a relevant benchmark index, and the annual performance of the Sub-adviser in the same composite for each of the last five calendar years (gross and net of proposed fees), as compared to the relevant benchmark index. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s composite (net of proposed fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

KLS Diversified Asset Management Sub-Advisory Agreement

On June 9, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and KLS Diversified Asset Management LP (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

174

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (August 1, 2008) performance returns as of March 31, 2015 of the Sub-adviser in a representative account with an investment strategy similar to the proposed strategy for the new market neutral investment sleeve of the Fund (gross and net of proposed fees), as compared to two relevant benchmark indices, and the annual performance of the Sub-adviser in the same representative account for each of the last five calendar years (gross and net of proposed fees), as compared to the two relevant benchmark indices. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s representative account (net of proposed fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

Los Angeles Capital Management Amended Sub-Advisory Agreement

On June 9, 2015, the Board, on behalf of the Global Multi-Strategy Fund (the “Fund”), considered for approval an amended sub-advisory agreement (the “Subadvisory Agreement”) between Principal Management Corporation (the “Manager”) and Los Angeles Capital Management and Equity Research, Inc. (the “Sub-adviser”) in connection with a proposal to reduce the Sub-adviser’s fee.

The Board considered the Manager’s representation that the sub-advisory fee reduction would not impact the quality or quantity of the services the Sub-adviser provides to the Fund and that the Sub-adviser’s obligations under the Sub-advisory Agreement will remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Sub-advisory Agreement other than to the fee schedule.

The Board considered that they had last approved the Sub-advisory Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2014 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Sub-adviser under the Sub-advisory Agreement and had concluded, based on the information provided, that the terms of the Sub-advisory Agreement were reasonable and that approval of the Sub-advisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund.

175

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
August 31, 2015 (unaudited)

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended August 31, 2015.

Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentages of ordinary income distributions (dividend income and short-term gains, if any) for the year ended August 31, 2015, that qualify for the dividend received deduction are as follows:

Deductible
Percentage
Blue Chip Fund	42%
Credit Opportunities Explorer Fund	1%
Diversified Real Asset Fund	20%
Global Multi-Strategy Fund	38%
Global Opportunities Fund	13%
Preferred Securities Fund	22%
Small-MidCap Dividend Income Fund	65%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of ordinary income distributions for the fiscal year ended August 31, 2015, taxed at a maximum rate of 15% are as follows:

Percentage
Blue Chip Fund	52%
Credit Opportunities Explorer Fund	2%
Diversified Real Asset Fund	43%
Global Multi-Strategy Fund	58%
Global Opportunities Fund	27%
International Small Company Fund	72%
Origin Emerging Markets Fund	51%
Preferred Securities Fund	35%
Real Estate Allocation Fund	5%
Small-MidCap Dividend Income Fund	74%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended August 31, 2015, are as follows:

Foreign Taxes
Per Share
Global Multi-Strategy Fund	$0.0029
International Small Company Fund	$0.0158
Origin Emerging Markets Fund	$0.0200

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

176

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

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     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®.

Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

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FV689-05 | 08/2015 | t1509160c8f

  2015 Principal Financial Services, Inc.

Class S Shares

Principal Capital Securities Fund

Annual Report

August 31, 2015

Economic & Financial Market Review	1
Capital Securities Fund	2
Financial Statements	3
Notes to Financial Statements	6
Schedules of Investments	11
Financial Highlights (Includes performance information)	14
Report of Independent Registered Public Accounting Firm	16
Shareholder Expense Example	17
Supplemental Information	18

Economic & Financial Market Review

Despite market volatility, economic data continues to be consistent. At the end of August, equity prices plunged, oil prices were near an 11-year low, interest rates were whip-sawing, the drop in China’s currency was the lowest in 20 years, and other emerging market currencies continued to plunge further.1 However, previously reported weakness and confusion in China and emerging markets, sturdy growth in the United States, ongoing modest recovery in Europe, and worry and hesitation among central bankers remained unchanged.

China and the emerging markets continue to suffer. After more than a decade of economic growth, soaring profits, surging demand, and high commodity prices, companies that took on excess debt are suffering from sensational profit losses as the result of decreased pricing power and fast-rising wages.

Although a widespread crisis in emerging markets has been forestalled due to progress in developed countries—room for easier monetary policy and large foreign exchange reserves in emerging markets, and softer rhetoric by G-4 central bankers—business surveys are weak, losses are mounting, and tighter credit has been a drag on growth. Saudi Arabia is expected to have a huge fiscal deficit and is already cutting expenditures. Russia and Brazil are suffering severe recessions.

August data showed the U.S. economy continues to rebound from the effects of rotten weather, West Coast dock strikes, and a stronger dollar. The revision to second-quarter U.S. gross domestic product (GDP) was raised to a surging 3.7 percent from a tepid 2.3 percent. Durable goods orders and shipments also bounced back in July with sizeable positive revisions to June.2 Job growth has been excellent, layoffs are at multi-decade lows, consumer confidence is building, auto sales are remarkable, and housing activity is robust. Total U.S. exports to all destinations amount to about 13 percent of GDP, lower than for Japan and Germany; however, exports to developing countries are small, about a third of that total, with China being less than 1 percent of GDP, minimizing the direct impact from emerging markets.3

Messages regarding when the Federal Open Market Committee (FOMC) will raise rates continues to be mixed. The Federal Reserve (Fed) officials have signaled for months they intended to raise rates this year, but the recent equity turmoil revived fears of a global recession, and a renewed plunge in commodity prices may have amplified the Fed’s timidity about raising rates. Other central bankers weighed in with suggestions for more easing—the European Central Bank (ECB) could increase its bond purchases, the Bank of Japan could follow suit, and China pledged to stabilize its exchange rate. All of this occurred after the Fed spent months preparing markets for its initial move.

[1]	Factset
[2]	U.S. Department of Commerce, Bureau of Economic Analysis.
[3]	Bureau of Labor Statistics, Bureau of Economic Analysis.

1

Capital Securities Fund

Investment Advisor: Principal Management Corporation
Sub-Advisor: Spectrum Asset Management, Inc.

Value of a $10,000 Investment* March 14, 2014 - August 31, 2015

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

Average Annual Total Returns* as of August 31, 2015
	1-Year	Since Inception	Inception Date
Class S Shares	3.34%	4.43%	3/14/14

What contributed to or detracted from Fund performance during the fiscal year?

Exposure to $25 par preferred securities, which outperformed $1,000 par capital securities, contributed due to the drop in treasury yields and extremely low rates of return in Europe. Security selection was strongly positive in the non-U.S. banking sector. Allocation to credit products detracted as they were hampered due to market volatility introduced by Greece's negotiations to pay their creditors and avoid default. From a security selection standpoint, allocation to non-U.S. utilities detracted. Underweight to some countries that performed well in the index, such as Japan, detracted.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark is calculated from 02/28/2014 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

2

	STATEMENT OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	August 31, 2015

		Capital
Amounts in thousands, except per share amounts		Securities Fund
Investment in securities--at cost		$132,869
Assets
Investment in securities--at value		$130,484
Cash		2,221
Receivables:
Dividends and interest		1,745
Expense reimbursement from Manager		19
Fund shares sold		1,675
	Total Assets	136,144
Liabilities
Accrued transfer agent fees		2
Accrued professional fees		25
Accrued other expenses		3
Payables:
Dividends payable		576
Fund shares redeemed		275
Investment securities purchased		1,883
	Total Liabilities	2,764
Net Assets Applicable to Outstanding Shares		$133,380
Net Assets Consist of:
Capital shares and additional paid-in-capital		$135,703
Accumulated undistributed (overdistributed) net investment income (loss)		275
Accumulated undistributed (overdistributed) net realized gain (loss)		(213)
Net unrealized appreciation (depreciation) of investments		(2,385)
	Total Net Assets	$133,380
Capital Stock (par value: $.01 per share):
Shares authorized		500,000
Net Asset Value Per Share:
Class S: Net Assets		$133,380
Shares Issued and Outstanding		13,520
Net Asset Value per share		$9.87

See accompanying notes.

3

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended August 31, 2015

Capital
Amounts in thousands	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$536
Interest	4,648
Total Income	5,184
Expenses:
Registration fees - Class S	37
Shareholder reports - Class S	3
Transfer agent fees - Class S	9
Custodian fees	2
Directors' expenses	5
Professional fees	38
Other expenses	1
Total Gross Expenses	95
Less: Reimbursement from Manager - Class S	95
Total Net Expenses	–
Net Investment Income (Loss)	5,184

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions	(213)
Change in unrealized appreciation/depreciation of:
Investments	(2,658)
Net Realized and Unrealized Gain (Loss) on Investments	(2,871)
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,313

See accompanying notes.

4

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands		Capital Securities Fund
		Year Ended	Period Ended
		August 31, 2015	August 31, 2014(a)
Operations
Net investment income (loss)		$5,184	$1,169
Net realized gain (loss) on investments		(213)	35
Change in unrealized appreciation/depreciation of investments		(2,658)	273
	Net Increase (Decrease) in Net Assets Resulting from Operations	2,313	1,477

Dividends and Distributions to Shareholders
From net investment income		(4,983)	(1,095)
From net realized gain on investments		(35)	–
From tax return of capital		(256)	–
	Total Dividends and Distributions	(5,274)	(1,095)

Capital Share Transactions
Net increase (decrease) in capital share transactions		68,943	67,016
	Total Increase (Decrease) in Net Assets	65,982	67,398

Net Assets
Beginning of period		67,398	–
End of period (including undistributed net investment income as set forth below)		$133,380	$67,398
Undistributed (overdistributed) net investment income (loss)		$275	$74

	Class S
Capital Share Transactions:
Year Ended August 31, 2015
Dollars:
Sold	$81,091
Reinvested	4,792
Redeemed	(16,940)
Net Increase (Decrease)	$68,943
Shares:
Sold	8,071
Reinvested	479
Redeemed	(1,691)
Net Increase (Decrease)	6,859

Period Ended August 31, 2014(a)
Dollars:
Sold	$69,427
Reinvested	1,072
Redeemed	(3,483)
Net Increase (Decrease)	$67,016
Shares:
Sold	6,900
Reinvested	106
Redeemed	(345)
Net Increase (Decrease)	6,661

Distributions:
Year Ended August 31, 2015
From net investment income $	(4,935)
From net realized gain on
investments	(35)
From tax return of capital	(304)
Total Dividends and Distributions $	(5,274)

Period Ended August 31, 2014(a)
From net investment income $	(1,095)
From net realized gain on
investments	–
Total Dividends and Distributions $	(1,095)

(a)	Period from March 14, 2014, date operations commenced, through August 31, 2014.

See accompanying notes.

5

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Capital Securities Fund (the “fund”) are presented herein.

Capital Securities Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The fund was an investment company at all times during the period. The fund has not provided financial support, and is not contractually required to provide financial support to any investee.

Effective March 14, 2014, the initial purchase of $10,000 of Class S shares of Capital Securities Fund was made by Principal Management Corporation (the “Manager”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Capital Securities Fund values securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

Income and Investment Transactions. The fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The fund records dividend income on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities.

Expenses. Expenses directly attributed to the fund are charged to the fund. Other Fund expenses not directly attributed to the fund are apportioned among the registered investment companies managed by the Manager.

Distributions to Shareholders. Dividends and distributions to shareholders of Capital Securities Fund are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales and certain preferred securities. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because Capital Securities Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended August 31, 2015, Capital Securities Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the 2014 fiscal year. No examinations are anticipated or in progress at this time.

6

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, Capital Securities Fund and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended August 31, 2015, Capital Securities Fund did not borrow from the Facility. Capital Securities Fund loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statement of operations. The interest received is included in interest on the statement of operations.

In addition, the fund participates with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .10% on the amount of the line of credit. Capital Securities Fund did not borrow against the line of credit during the year ended August 31, 2015.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

4. Fair Valuation

Fair value is defined as the price that the fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the fund uses various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the fund. Unobservable inputs are inputs that reflect the fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the fund’s assumptions in determining the fair value of investments).

Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

7

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

4. Fair Valuation (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The fund uses prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors of the Fund. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the fund (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

8

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
August 31, 2015

4. Fair Valuation (Continued)

The beginning of the period timing recognition has been adopted for the significant transfers between levels of the fund’s assets and liabilities. During the year, there were no purchases, sales, or transfers into or out of Level 3. The table below includes transfers from Level 2 to Level 1 at August 31, 2015 due to the resumption of trading for previous thinly traded securities:

Capital Securities Fund

$ 1,079,500

The following is a summary of the inputs used as of August 31, 2015 in valuing the Funds' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Capital Securities Fund
Bonds*		$—	$113,432	$—	$113,432
Convertible Bonds*		—	480	—	480
Preferred Stocks
Communications		—	2,842	—	2,842
Financial		4,971	7,719	—	12,690
Utilities		1,040	—	—	1,040
	Total investments in securities $	6,011	$124,473	$—	$130,484

*For additional detail regarding sector classifications, please see the Schedule of Investments.

5. Management Agreement and Transactions with Affiliates

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for the fund. The reductions and reimbursements are in amounts that maintain total operating expenses at 0.00%. The limit is expressed as a percentage of average daily net assets on an annualized basis during the reporting period. It is expected that the expense limit will continue permanently.

The fund is an integral part of “wrap-fee” programs, including those sponsored by registered investment advisors and broker-dealers unaffiliated with the fund. Participants in these programs pay a “wrap” fee to the wrap-fee program’s sponsor.

Amounts owed to Capital Securities Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as an expense reimbursement from Manager.

6. Investment Transactions

For the year ended August 31, 2015, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the fund was as follows (amounts shown in thousands):

	Purchases	Sales
Capital Securities Fund	$77,662	$8,867

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended August 31, 2015 and August 31, 2014 were as follows (amounts in thousands):

	Ordinary Income Tax Return of Capital
	2015	2014	2015	2014
Capital Securities Fund	$5,018	$1,095	$256	$—

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of August 31, 2015, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

Total
		Net Unrealized	Other	Accumulated
	Accumulated	Appreciation	Temporary	Earnings
	Capital Loss	(Depreciation)	Differences*	(Deficit)
Capital Securities Fund	$(213)	$(2,433)	$323	$(2,323)

*Represents book-to-tax accounting differences.

9

NOTES TO FINANCIAL STATEMENTS PRINCIPAL FUNDS,INC.

August 31, 2015

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the fund. At August 31, 2015, the fund had approximate net capital loss carryforwards as follows (amounts in thousands):

	Short-Term	Long-Term	Total
Capital Securities Fund	$59	$154	$213

Capital losses will be carried forward with no expiration and with the character of the loss retained.

Federal Income Tax Basis. At August 31, 2015, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the fund were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Capital Securities Fund	$440	$(2,873)	$(2,433)	$132,917

Reclassification of Capital Accounts. The fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the fund. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the funds’ distributions may be shown in the accompanying statement of changes in net assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended August 31, 2015, the fund recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Capital Securities Fund	$256	$—	$(256)

8. Subsequent Events. Management has evaluated events and transactions that have occurred through the date the financial statements were issued, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

10

Schedule of Investments
Capital Securities Fund
August 31, 2015

PREFERRED STOCKS - 12.43%	Shares Held Value (000's)			Principal
			BONDS (continued)	Amount (000's) Value (000's)
Banks- 8.89%
CoBank ACB 6.13%	6,000	$565	Banks (continued)
CoBank ACB 6.20%	10,000	1,004	Societe Generale SA (continued)
CoBank ACB 6.25% (a)	37,500	3,902	8.25%, 09/29/2049(c)	$750	$797
Fifth Third Bancorp	123,534	3,384	Standard Chartered PLC
M&T Bank Corp - Series C	1,928	1,972	6.50%, 12/29/2049(c)	1,500	1,469
Valley National Bancorp (b)	40,000	1,022	UBS AG/Jersey
		$11,849	7.25%, 02/22/2022(c)	1,200	1,261
			UBS AG/Stamford CT
Electric - 0.78%			7.63%, 08/17/2022	1,600	1,862
Georgia Power Co 6.50%	10,000	1,040	Wells Fargo & Co
			7.98%, 12/31/2049(c)	2,400	2,562
Insurance - 0.63%					$55,035
XLIT Ltd	1,000	841	Diversified Financial Services - 7.93%
			Charles Schwab Corp/The
Telecommunications - 2.13%			7.00%, 02/28/2049(c)	2,813	3,257
Centaur Funding Corp 9.08% (a)	2,329	2,842	Depository Trust & Clearing Corp/The
			4.88%, 12/29/2049(a),(c)	1,000	1,000
TOTAL PREFERRED STOCKS		$16,572	General Electric Capital Corp
			6.38%, 11/15/2067(c)	1,500	1,601

	Principal		7.13%, 12/29/2049(c)	3,000	3,461
BONDS- 85.04%	Amount (000's) Value (000's)
			HSBC Finance Capital Trust IX
Banks- 41.26%			5.91%, 11/30/2035	1,250	1,255
Bank of America Corp					$10,574
6.50%, 10/29/2049(c)	$500	$515
Bank of New York Mellon Corp/The			Electric - 5.46%
4.95%, 12/29/2049(c)	2,000	1,982	Electricite de France SA
Barclays Bank PLC			5.25%, 01/29/2049(a),(c)	200	202
7.75%, 04/10/2023(c)	1,400	1,512	5.25%, 01/29/2049(c)	2,300	2,323
10.18%, 06/12/2021	900	1,188	Integrys Holding Inc
Barclays PLC			6.11%, 12/01/2066(c)	1,300	1,118
6.63%, 06/29/2049(c)	636	621	RWE AG
BNP Paribas SA			7.00%, 10/12/2072(c)	3,500	3,640
7.20%, 06/29/2049(a)	1,600	1,858			$7,283
7.37%, 12/29/2049(a),(c)	1,000	1,024
			Hand & Machine Tools - 0.48%
Citizens Financial Group Inc			Stanley Black & Decker Inc
5.50%, 12/29/2049(a),(c)	5,000	4,875
			5.75%, 12/15/2053	600	643
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA/Netherlands
4.38%, 08/04/2025	6,000	5,990	Insurance - 25.90%
8.40%, 11/29/2049(c)	2,000	2,150	ACE Capital Trust II
11.00%, 12/29/2049 (c)	1,100	1,369	9.70%, 04/01/2030	2,270	3,354
11.00%, 12/29/2049 (a),(c)	1,400	1,742	Allstate Corp/The
Corestates Capital III			5.75%, 08/15/2053(c)	300	309
0.89%, 02/15/2027(a),(c)	2,000	1,765	Aon Corp
Credit Agricole SA			8.21%, 01/01/2027	1,000	1,277
8.38%, 12/31/2049(a),(c)	2,250	2,573	AXA SA
Credit Suisse Group AG			8.60%, 12/15/2030	2,400	3,216
7.50%, 12/29/2049(a),(c)	1,300	1,374	Catlin Insurance Co Ltd
Dresdner Funding Trust I			7.25%, 07/29/2049(a)	1,500	1,296
8.15%, 06/30/2031	800	1,001	Chubb Corp/The
Goldman Sachs Group Inc/The			6.38%, 03/29/2067(c)	900	889
5.70%, 12/29/2049(c)	1,000	1,006	Dai-ichi Life Insurance Co Ltd/The
HSBC Capital Funding LP/Jersey			5.10%, 10/29/2049(a),(c)	100	103
10.18%, 12/29/2049 (a),(c)	700	1,050	Everest Reinsurance Holdings Inc
JPMorgan Chase & Co			6.60%, 05/01/2067(c)	400	387
6.75%, 01/29/2049(c)	2,000	2,110	Glen Meadow Pass-Through Trust
M&T Bank Corp			6.51%, 02/12/2067(a),(c)	1,500	1,297
6.45%, 12/29/2049(c)	1,300	1,388	Great-West Life & Annuity Insurance Capital
Morgan Stanley			LP
5.55%, 12/29/2049(c)	1,500	1,498	6.63%, 11/15/2034(a)	1,200	1,333
National Australia Bank Ltd/New York			Hartford Financial Services Group Inc/The
8.00%, 09/29/2049	600	631	8.13%, 06/15/2068(c)	200	223
Nordea Bank AB			Liberty Mutual Group Inc
5.50%, 09/29/2049(a),(c)	400	396	7.00%, 03/07/2067(a),(c)	300	289
5.50%, 09/29/2049(c)	1,600	1,584	7.80%, 03/07/2087(a)	700	815
6.13%, 12/29/2049(a),(c)	1,000	990	Liberty Mutual Insurance Co
PNC Financial Services Group Inc/The			7.70%, 10/15/2097(a)	1,100	1,378
6.75%, 07/29/2049(c)	1,700	1,864	Lincoln National Corp
Royal Bank of Scotland Group PLC			6.05%, 04/20/2067(c)	800	672
7.50%, 12/29/2049(c)	1,000	1,003	7.00%, 05/17/2066(c)	700	594
8.00%, 12/29/2049(c)	1,000	1,021	MetLife Capital Trust IV
Societe Generale SA			7.88%, 12/15/2067(a)	1,800	2,246
7.88%, 12/29/2049(a),(c)	1,000	1,004

See accompanying notes

11

		Schedule of Investments
		Capital Securities Fund
		August 31, 2015

	Principal
BONDS (continued)	Amount (000's)	Value (000	's)

Insurance (continued)
MetLife Capital Trust X
9.25%, 04/08/2068(a)	$900	$1,247
MetLife Inc
5.25%, 12/29/2049(c)	1,600	1,592
10.75%, 08/01/2069	500	792
Nationwide Financial Services Inc
6.75%, 05/15/2087	500	506
Nippon Life Insurance Co
5.00%, 10/18/2042(a),(c)	1,525	1,586
PartnerRe Finance II Inc
6.44%, 12/01/2066(c)	1,000	1,011
Prudential Financial Inc
5.63%, 06/15/2043(c)	2,800	2,874
Prudential PLC
7.75%, 01/29/2049	2,000	2,069
Reinsurance Group of America Inc
6.75%, 12/15/2065(c)	2,000	1,708
Voya Financial Inc
5.65%, 05/15/2053(c)	1,000	1,010
XLIT Ltd
6.50%, 12/31/2049(c)	600	473
		$34,546

Pipelines - 1.15%
Transcanada Trust
5.63%, 05/20/2075(c)	1,600	1,531

Telecommunications - 1.17%
Koninklijke KPN NV
7.00%, 03/28/2073(c)	1,500	1,560

Transportation - 1.69%
BNSF Funding Trust I
6.61%, 12/15/2055(c)	2,000	2,260

TOTAL BONDS		$113,432
	Principal
CONVERTIBLE BONDS - 0.36%	Amount (000's)	Value (000	's)

Banks- 0.36%
ING Groep NV
6.50%, 12/29/2049(c)	500	480

TOTAL CONVERTIBLE BONDS		$480
Total Investments		$130,484
Other Assets in Excess of Liabilities, Net - 2.17%		$2,896
TOTAL NET ASSETS - 100.00%		$133,380

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $38,187 or 28.63% of net assets.
(b)	Non-Income Producing Security
(c)	Variable Rate. Rate shown is in effect at August 31, 2015.

Portfolio Summary (unaudited)

Sector	Percent
Financial	84.97%
Utilities	6.24%
Communications	3.30%
Industrial	2.17%
Energy	1.15%
Other Assets in Excess of Liabilities, Net	2.17%
TOTAL NET ASSETS	100.00%

See accompanying notes

12

(This page intentionally left blank)

13

			FINANCIAL HIGHLIGHTS
			PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends		Total
		Value,	Investment	and Unrealized	Total From	from Net	Tax Return	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	of Capital	and	Value End
		of Period (	Loss)(a)	Investments	Operations	Income	Distribution	Distributions	of Period
CAPITAL SECURITIES FUND
Class S shares
2015		$10.12	$0.57	($0.24)	$0.33	($0.56)	($0.02)	($0.58)	$9.87
2014	(c)	10.00	0.25	0.06	0.31	(0.19)	–	(0.19)	10.12

See accompanying notes.

14

FINANCIAL HIGHLIGHTS (continued)
PRINCIPAL FUNDS,INC.

					Ratio of Net
		Net Assets, End of	Ratio of Expenses		Investment Income		Portfolio
Total		Period (in	to Average Net		to Average Net		Turnover
Return		thousands)	Assets		Assets		Rate

3.34%		$133,380	0.00	%(b)	5.73%		10.2%

3.12	(d)	67,398	0.00 (b)	,(e)	5.38	(e)	16.9	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects Manager's contractual expense limit.
(c)	Period from March 14, 2014, date shares first offered, through August 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Securities Fund (one of the portfolios constituting the Principal Funds, Inc. (the “Fund”)) as of August 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Securities Fund (one of the portfolios constituting the Principal Funds, Inc.) at August 31, 2015, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
October 16, 2015

16

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
August 31, 2015 (unaudited)

As a shareholder of Capital Securities Fund, you may incur ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2015 to August 31, 2015), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Capital Securities Fund shares may only be purchased through wrap programs. Such programs may impose fees in addition to those charged by the fund. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
			During Period				During Period
	Beginning	Ending	March 1, 2015 to		Beginning	Ending	March 1, 2015 to
	Account Value	Account Value	August 31,		Account Value	Account Value	August 31,		Annualized
	March 1, 2015	August 31, 2015	2015	(a)	March 1, 2015	August 31, 2015	2015	(a)	Expense Ratio

Capital Securities Fund
Class S	$1,000.00	$1,006.35	$–		$1,000.00	$1,025.21	$–		–%

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

17

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	116	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	116	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos	116	Hardin Construction
Director since 2008	Company. Formerly, CEO, The		Company
Member, Audit Committee	Weitz Company
Member, 15(c) Committee
1954

Mark A. Grimmett	Executive Vice President and	116	None
Director since 2004	CFO, Merle Norman Cosmetics,
Member, Nominating and Governance	Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	116	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	116	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

William C. Kimball	Partner, Kimball – Porter	116	Casey’s General Stores,
Director since 1999	Investments L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Karen (“Karrie”) McMillan	Managing Director, Patomak	116	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Daniel Pavelich	Retired.	116	None
Director since 2007
Member, Audit Committee
1944

18

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	116	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
President, Chief Executive Officer	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/ Chief
Operating Officer, the Manager
(2008-2015)
Director, Princor
President, Princor (2005-2015)
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge Asset Management,	116	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chairman	Director, Finisterre Capital LLP since
Member, Executive Committee	2011
1959	Director, Origin Asset Management
LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) since 2010
Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager since 2011
President, the Manager (2008-2015)
Chairman, Princor since 2011
Chief Executive Officer, Princor
(2009-2015)
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

19

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1955

Tracy Bollin Chief Financial Officer

711 High Street, Des Moines, IA 50392 1970

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”) Counsel, PLIC

Chief Financial Officer, PFA since 2010 Assistant Controller, PFG (2007-2010)Chief Financial Officer, PFD since 2010 Chief Financial Officer, the Manager since 2010 Financial Controller, the Manager (2008-2010) Assistant Controller, Princor (2009-2010) Chief Financial Officer, Princor since 2010 Financial Controller, Princor (2008-2009) Assistant Controller, PSS (2007-2010) Chief Financial Officer, PSS since 2010

David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960	Senior Vice President, PFD Vice President/Compliance, PLIC Senior Vice President, the Manager Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Treasurer 711 High Street, Des Moines, IA 50392 1963

Vice President/Treasurer, Edge since 2011 Vice President/Treasurer, PFA since 2011

Vice President/Treasurer, PFD since 2011 Vice President/Treasurer, PGI since 2011 Vice President/Treasurer, PLIC since 2011 Vice President/Treasurer, the Manager since 2011 Vice President/Treasurer, Post since 2011 Vice President/Treasurer, Principal-REI since 2011 Vice President/Treasurer, Princor since 2011 Vice President/Treasurer, PSS since 2011 Treasurer, Spectrum since 2011

Ernie H. Gillum Vice President, Assistant Secretary

 711 High Street, Des Moines, IA 50392 1955

Carolyn F. Kolks Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1962

Jennifer A. Mills Assistant Counsel

711 High Street, Des Moines, IA 50392 1973

Vice President/Chief Compliance Officer, the Manager

Vice President/Chief Compliance Officer, PSS

Counsel, PGI Counsel, PLIC

Counsel, PFG (2009-2013) Counsel, PLIC, Counsel, the Manager (2009-2013, 2014 - present) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Layne A. Rasmussen Vice President and Controller 711 High Street, Des Moines, IA 50392 1958 Greg Reymann Assistant Counsel 711 High Street, Des Moines, IA 50392 1958

Vice President/Controller – Principal Funds, the Manager

Assistant General Counsel, PLIC since 2014

VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset

Management, Inc. (“TAM”) (2010-2012)

Assistant General Counsel, Transamerica Asset Management Group (2013-2014) Vice President/CFTC Principal, TAM (2013-2014)

20

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel	Prior thereto, Attorney in Private Practice
711 High Street, Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
711 High Street, Des Moines, IA 50392	Counsel, the Manager (2007-2013, 2014 - present)
1972	Counsel, Princor (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
711 High Street, Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC
Assistant Vice President/Treasury, the Manager
Assistant Vice President/Treasury, Princor since 2013
Director – Treasury, Princor (2008-2009, 2011-2013)
Assistant Vice President/Treasury, PSS

Beth Wilson	Vice President, the Manager (2007-2013)
Vice President and Secretary	Vice President, Princor (2007-2009)
711 High Street, Des Moines, IA 50392
1956

Clint Woods	Associate General Counsel, AEGON USA Investment Management, LLC (2003-
Counsel	2012)
711 High Street, Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, Governance Officer,
1961	PLIC since 2013

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated December 31, 2014, and the Statement of Additional Information dated December 31, 2014. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of May 31 and November 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

21

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. approved (1) a Sub-advisory agreement with Macquarie Capital Investment Management LLC related to the Diversified Real Asset Fund; (2) a Sub-advisory Agreement with Fischer Francis Trees & Watts, Inc. related to the Diversified Real Asset Fund; (3) a Sub-advisory Agreement with KLS Diversified Asset Management LP related to the Diversified Real Asset Fund; and (4) an amended Sub-advisory Agreement with Los Angeles Capital Management and Equity Research, Inc. related to the Global Multi-Strategy Fund.

Macquarie Capital Investment Management Sub-Advisory Agreement

On March 10, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and Macquarie Capital Investment Management LLC (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (August 31, 2009) performance returns as of December 31, 2014 of the Sub-adviser in a representative account with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to the performance returns of the current sub-adviser to the publicly-listed infrastructure investment sleeve of the Fund (which will remain a sub-adviser to a portion of such sleeve) in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund and a relevant benchmark index, and the annual performance of the Sub-adviser in the same representative account for each of the last five calendar years, as compared to the other sub-adviser’s performance in the same composite and the relevant benchmark index. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s representative account and the other sub-adviser’s composite in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser may use soft dollars and that the Sub-adviser’s policy is to use soft dollars within the Section 28(e) safe harbor. The Board concluded that taking into account these potential benefits, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

22

Fischer Francis Trees & Watts Sub-Advisory Agreement

On June 9, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and Fischer Francis Trees & Watts, Inc. (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (September 30, 2006) performance returns as of March 31, 2015 of the Sub-adviser in a composite with an investment strategy similar to the proposed strategy for the new currency investment sleeve of the Fund (gross and net of proposed fees), as compared to a relevant benchmark index, and the annual performance of the Sub-adviser in the same composite for each of the last five calendar years (gross and net of proposed fees), as compared to the relevant benchmark index. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s composite (net of proposed fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

KLS Diversified Asset Management Sub-Advisory Agreement

On June 9, 2015, the Board considered for the Diversified Real Asset Fund (the “Fund”) the approval of a sub-advisory agreement between Principal Management Corporation (the “Manager”) and KLS Diversified Asset Management LP (the “Sub-adviser”) with respect to the Fund (the “Sub-advisory Agreement”).

23

Nature, Quality and Extent of Services.

The Board considered the nature, quality and extent of services expected to be provided under the Sub-advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-adviser, the investment approach of the Sub-adviser, the experience and skills of the Sub-adviser’s investment personnel who would be responsible for the day-today management of the Fund and the resources to be made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing sub-advisers and that the Manager recommended the Sub-adviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Sub-adviser under the Sub-advisory Agreement are expected to be satisfactory.

Investment Performance.

The Board reviewed the historical one-year, three-year, five-year and since-inception (August 1, 2008) performance returns as of March 31, 2015 of the Sub-adviser in a representative account with an investment strategy similar to the proposed strategy for the new market neutral investment sleeve of the Fund (gross and net of proposed fees), as compared to two relevant benchmark indices, and the annual performance of the Sub-adviser in the same representative account for each of the last five calendar years (gross and net of proposed fees), as compared to the two relevant benchmark indices. The Board also reviewed the percentile rankings of the historical performance of the Sub-adviser’s representative account (net of proposed fees) in a relevant Morningstar category for each of the periods and years referenced above. The Board concluded, based on the information provided, that the historical investment performance record of the Sub-adviser was satisfactory.

Fees, Economies of Scale and Profitability.

The Board considered the proposed sub-advisory fee, noting that the Manager will compensate the Sub-adviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-advisory Agreement. The Board noted that the proposed sub-advisory fee schedule includes breakpoints and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at currently anticipated asset levels. In addition, in evaluating the sub-advisory fee and the factor of profitability, the Board considered that the sub-advisory fee rate was negotiated at arm’s-length between the Manager and the Sub-adviser. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee was reasonable.

Other Benefits.

The Board also considered the character and amount of other incidental benefits to be received by the Sub-adviser. The Board noted that the Sub-adviser did not intend to use soft dollars. The Board concluded that, on the basis of the information provided, the proposed sub-advisory fee was reasonable.

Overall Conclusions.

Based upon all of the information considered and the conclusions reached, the

Board determined that the terms of the Sub-advisory Agreement are fair and reasonable and that approval of the Sub-advisory Agreement is in the best interests of the Fund.

Los Angeles Capital Management Amended Sub-Advisory Agreement

On June 9, 2015, the Board, on behalf of the Global Multi-Strategy Fund (the “Fund”), considered for approval an amended sub-advisory agreement (the “Subadvisory Agreement”) between Principal Management Corporation (the “Manager”) and Los Angeles Capital Management and Equity Research, Inc. (the “Sub-adviser”) in connection with a proposal to reduce the Sub-adviser’s fee.

The Board considered the Manager’s representation that the sub-advisory fee reduction would not impact the quality or quantity of the services the Sub-adviser provides to the Fund and that the Sub-adviser’s obligations under the Sub-advisory Agreement will remain the same in all material respects. The Board also considered that the Manager was not proposing any material changes to the terms of the Sub-advisory Agreement other than to the fee schedule.

The Board considered that they had last approved the Sub-advisory Agreement for the Fund during the annual contract renewal process that concluded at the Board of Directors’ September 2014 meeting. They noted that during the annual contract renewal process, they had considered the nature, quality and extent of services provided by the Sub-adviser under the Sub-advisory Agreement and had concluded, based on the information provided, that the terms of the Sub-advisory Agreement were reasonable and that approval of the Sub-advisory Agreement was in the best interests of the Fund.

Based upon all of the information considered, the Board concluded that it was in the best interests of the Fund.

24

FEDERAL INCOME TAX INFORMATION
PRINCIPAL FUNDS, INC.
August 31, 2015 (unaudited)

25

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended August 31, 2015, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Capital Securities Fund	7%

Qualified Dividend Income. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and
Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distribution for the fiscal year ended August 31, 2015, taxed at a maximum rate of 15% is as follows:

Percentage
Capital Securities Fund	18%

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the
Fund’s transfer agent.

Intentionally Left Blank

Intentionally Left Blank

Intentionally Left Blank

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT U ASSET ALLOCATION EXPERTISE U RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

For more information about these funds, including their full names, please see the Principal Funds, Inc. prospectus or visit principal.com.

Insurance products and plan administrative services are provided by Principal life Insurance Company.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, Member SIPC.

Principal Life and Principal Funds Distributor are members of the Principal Financial Group®, Des Moines, IA 50392.

FV903-01 | 08/2015 | t1509160ci6

  2015 Principal Financial Services, Inc.

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Dan Pavelich, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

August 31, 2014 - $222,310
August 31, 2015 - $478,530

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. Ernst & Young has billed the following amounts for those services.

August 31, 2014 - $10,000
August 31, 2015 - $15,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

August 31, 2014 - $77,752
August 31, 2015 - $71,517

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

  Services that are subject to audit procedure during a financial statement audit;
  Services where the auditor would act on behalf of management;
  Services where the auditor is an advocate to the client's position in an adversarial proceeding;
  Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit functions or human resources;
  Broker or dealer, investment advisor, or investment banking services;
  Legal services and expert services unrelated to the audit;
  Tax planning services related to listed, confidential and aggressive transactions;
  Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Fundswho are not also officers of the Funds), including the immediate family members of such individuals;
  Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5. The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6. Neither the Funds nor Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of the Fund on March 10, 2015).

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

August 31, 2014 - $103,152
August 31, 2015 - $86,517

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Principal Funds, Inc.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 10/16/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 10/16/2015

By /s/ Tracy W. Bollin

Tracy W. Bollin, Chief Financial Officer

Date 10/16/2015